LOAN AGREEMENT Dated as of October 1, 2018 between HARTMAN SPE, LLC as Borrower, and GOLDMAN SACHS MORTGAGE COMPANY as Lender [AM_ACTIVE 400655008_12]

ARTICLE I GENERAL TERMS ................................................................................................ 38 Section 1.1. The Loan; Term ................................................................................. 38 Section 1.2. Interest and Principal ......................................................................... 39 Section 1.3. Method and Place of Payment ........................................................... 41 Section 1.4. Taxes; Regulatory Change ................................................................. 41 Section 1.5. Interest Rate Cap Agreements ........................................................... 43 Section 1.6. Release ............................................................................................... 44 ARTICLE II VOLUNTARY PREPAYMENT AND ASSUMPTION ....................................... 44 Section 2.1. Voluntary Prepayment ....................................................................... 44 Section 2.2. Property Releases ............................................................................... 45 Section 2.3. Assumption ........................................................................................ 46 Section 2.4. Transfers of Equity Interests in Borrower ......................................... 47 Section 2.5. Additional Permitted Transfers .......................................................... 48 ARTICLE III ACCOUNTS ......................................................................................................... 49 Section 3.1. Cash Management Account ............................................................... 49 Section 3.2. Distributions from Cash Management Account ................................ 50 Section 3.3. Loss Proceeds Account ...................................................................... 51 Section 3.4. Basic Carrying Costs Escrow Account .............................................. 51 Section 3.5. TI/LC Reserve Account ..................................................................... 52 Section 3.6. Capital Expenditure Reserve Account ............................................... 53 Section 3.7. Deferred Maintenance and Environmental Escrow Account ............. 53 Section 3.8. Unfunded Obligations Account ......................................................... 54 Section 3.9. Excess Cash Flow Reserve Account .................................................. 54 Section 3.10. Delayed Advance Reserve Account ................................................... 55 Section 3.11. Account Collateral ............................................................................. 55 Section 3.12. Bankruptcy ......................................................................................... 56 ARTICLE IV REPRESENTATIONS ......................................................................................... 56 Section 4.1. Organization ....................................................................................... 56 Section 4.2. Authorization ..................................................................................... 57 Section 4.3. No Conflicts ....................................................................................... 57 Section 4.4. Consents ............................................................................................. 57 Section 4.5. Enforceable Obligations..................................................................... 57 i [AM_ACTIVE 400655008_12]

Section 4.6. No Default .......................................................................................... 57 Section 4.7. Payment of Taxes ............................................................................... 57 Section 4.8. Compliance with Law ........................................................................ 58 Section 4.9. ERISA ................................................................................................ 58 Section 4.10. Investment Company Act .................................................................. 58 Section 4.11. No Bankruptcy Filing ........................................................................ 58 Section 4.12. Other Debt .......................................................................................... 59 Section 4.13. Litigation ............................................................................................ 59 Section 4.14. Leases; Material Agreements ............................................................. 59 Section 4.15. Full and Accurate Disclosure ............................................................. 60 Section 4.16. Financial Condition ............................................................................ 60 Section 4.17. Single-Purpose Requirements ............................................................ 61 Section 4.18. Use of Loan Proceeds ........................................................................ 61 Section 4.19. Not Foreign Person ............................................................................ 61 Section 4.20. Labor Matters ..................................................................................... 61 Section 4.21. Title .................................................................................................... 61 Section 4.22. No Encroachments ............................................................................. 62 Section 4.23. Physical Condition ............................................................................. 62 Section 4.24. Fraudulent Conveyance ..................................................................... 62 Section 4.25. Management ....................................................................................... 63 Section 4.26. Condemnation .................................................................................... 63 Section 4.27. Utilities and Public Access ................................................................ 63 Section 4.28. Environmental Matters....................................................................... 63 Section 4.29. Assessments ....................................................................................... 64 Section 4.30. No Joint Assessment .......................................................................... 64 Section 4.31. Separate Lots ...................................................................................... 64 Section 4.32. Permits; Certificate of Occupancy ..................................................... 64 Section 4.33. Flood Zone ......................................................................................... 64 Section 4.34. Security Deposits ............................................................................... 64 Section 4.35. Acquisition Documents ...................................................................... 64 Section 4.36. Insurance ............................................................................................ 64 Section 4.37. No Dealings ....................................................................................... 65 ii [AM_ACTIVE 400655008_12]

Section 4.38.	Estoppel Certificates	65
Section 4.39.	Federal Trade Embargos	65
Section 4.40.	Intellectual Property/Websites	65
Section 4.41.	Survival	65
ARTICLE V AFFIRMATIVE COVENANTS		65
Section 5.1.	Existence; Licenses; Tax Status	65
Section 5.2.	Maintenance of Properties	66
Section 5.3.	Compliance with Legal Requirements	66
Section 5.4.	Impositions and Other Claims	67
Section 5.5.	Access to Properties	67
Section 5.6.	Cooperate in Legal Proceedings	67
Section 5.7.	Leases	67
Section 5.8.	Plan Assets, etc	69
Section 5.9.	Further Assurances	69
Section 5.10.	Management of Collateral	69
Section 5.11.	Notice of Material Event	70
Section 5.12.	Annual Financial Statements	71
Section 5.13.	Quarterly Financial Statements	71
Section 5.14.	Monthly Financial Statements	72
Section 5.15.	Insurance	72
Section 5.16.	Casualty and Condemnation	77
Section 5.17.	Annual Budget	80
Section 5.18.	Venture Capital Operating Companies; Nonbinding Consultation	80
Section 5.19.	Compliance with Encumbrances and Material Agreements	80
Section 5.20.	Prohibited Persons	81
ARTICLE VI NEGATIVE COVENANTS		81
Section 6.1.	Liens on the Collateral	81
Section 6.2.	Ownership	81
Section 6.3.	Transfers	81
Section 6.4.	Debt	82
Section 6.5.	Dissolution; Merger or Consolidation	82

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Section 6.6. Change in Business ............................................................................ 82 Section 6.7. Debt Cancellation............................................................................... 82 Section 6.8. Affiliate Transactions......................................................................... 82 Section 6.9. Misapplication of Funds .................................................................... 82 Section 6.10. Jurisdiction of Formation; Name ....................................................... 82 Section 6.11. Modifications and Waivers ................................................................ 82 Section 6.12. ERISA ................................................................................................ 83 Section 6.13. Alterations and Expansions................................................................ 83 Section 6.14. Single-Purpose Entity ........................................................................ 84 Section 6.15. Zoning and Uses ................................................................................ 84 Section 6.16. Waste.................................................................................................. 84 ARTICLE VII DEFAULTS ......................................................................................................... 85 Section 7.1. Event of Default ................................................................................. 85 Section 7.2. Remedies ............................................................................................ 87 Section 7.3. Application of Payments after an Event of Default ........................... 89 ARTICLE VIII MISCELLANEOUS .......................................................................................... 89 Section 8.1. Successors .......................................................................................... 89 Section 8.2. GOVERNING LAW .......................................................................... 89 Section 8.3. Modification, Waiver in Writing ....................................................... 90 Section 8.4. Notices ............................................................................................... 90 Section 8.5. TRIAL BY JURY .............................................................................. 91 Section 8.6. Headings ............................................................................................ 91 Section 8.7. Assignment and Participation ............................................................ 91 Section 8.8. Severability ........................................................................................ 92 Section 8.9. Preferences; Waiver of Marshalling of Assets................................... 92 Section 8.10. Remedies of Borrower ....................................................................... 93 Section 8.11. Offsets, Counterclaims and Defenses ................................................ 93 Section 8.12. No Joint Venture ................................................................................ 93 Section 8.13. Conflict; Construction of Documents ................................................ 93 Section 8.14. Brokers and Financial Advisors ......................................................... 94 Section 8.15. Counterparts ....................................................................................... 94 Section 8.16. Estoppel Certificates .......................................................................... 94 iv [AM_ACTIVE 400655008_12]

Section 8.17. General Indemnity; Payment of Expenses ......................................... 95 Section 8.18. No Third-Party Beneficiaries ............................................................. 96 Section 8.19. Recourse ............................................................................................. 96 Section 8.20. Right of Set-Off ................................................................................. 98 Section 8.21. Exculpation of Lender........................................................................ 99 Section 8.22. Servicer .............................................................................................. 99 Section 8.23. No Fiduciary Duty ............................................................................. 99 Section 8.24. Borrower Information ...................................................................... 100 Section 8.25. PATRIOT Act Records .................................................................... 101 Section 8.26. EU Bail-in Rule................................................................................ 101 Section 8.27. Prior Agreements ............................................................................. 102 Section 8.28. Publicity ........................................................................................... 102 Section 8.29. Delay Not a Waiver ......................................................................... 102 Section 8.30. Schedules Incorporated .................................................................... 103 Schedule A Properties Schedule B Exception Report Schedule C Deferred Maintenance Conditions Schedule D Unfunded Obligations Schedule E Rent Roll Schedule F Material Agreements Schedule G Organizational Chart Schedule H Form of Tenant Notice Schedule I Allocated Loan Amounts Schedule J Rentable Square Feet v [AM_ACTIVE 400655008_12]

LOAN AGREEMENT This Loan Agreement (this “Agreement”) is dated October 1, 2018 and is between GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, as lender (together with its successors and assigns, including any lawful holder of any portion of the Indebtedness, as hereinafter defined, “Lender”), and Hartman SPE, LLC, a Delaware limited liability company, as borrower (together with its permitted successors and assigns, “Borrower”). RECITALS Borrower desires to obtain from Lender the Loan (as hereinafter defined) in connection with the financing of the Properties (as hereinafter defined). Lender is willing to make the Loan on the terms and subject to the conditions set forth in this Agreement if Borrower joins in the execution and delivery of this Agreement, the Note and the other Loan Documents. In consideration of the agreements, provisions and covenants contained herein and in the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows: DEFINITIONS (a) When used in this Agreement, the following capitalized terms have the following meanings: “Acceptable Counterparty” means any counterparty to an Interest Rate Cap Agreement that has and maintains (a) a long-term unsecured debt rating or counterparty rating of A+ or higher from S&P and (b) a long-term unsecured debt rating of A1 or higher from Moody’s. “Account Collateral” means, collectively, the Collateral Accounts and all sums at any time held, deposited or invested therein, together with any interest and other earnings thereon, and all securities and investment property credited thereto and all proceeds thereof (including proceeds of sales and other dispositions), whether accounts, general intangibles, chattel paper, deposit accounts, instruments, documents or securities. “Agreement” means this Loan Agreement, as the same may from time to time hereafter be amended, restated, replaced, supplemented or otherwise modified in accordance herewith. “Allocated Loan Amount” means, with respect to each Property, the portion of the Loan Amount allocated thereto as set forth in Schedule I. “Alteration” means any demolition, alteration, installation, improvement or expansion of or to any of the Properties or any portion thereof. [AM_ACTIVE 400655008_12]

“Alternate Rate Index” means a floating rate index that (x) is commonly accepted by market participants in CMBS transactions as an alternative to LIBOR, as determined by Lender in good faith, and (y) is publicly recognized by ISDA as an alternative to LIBOR. “Alternate Rate Loan” means the Loan at such time as interest accrues at a rate per annum equal to the Alternate Rate Index plus the Alternate Rate Spread. “Alternate Rate Spread” means, following any conversion of the Loan to an Alternate Rate Loan, with respect to each Note or Note Component, the amount obtained by subtracting (x) the Alternate Rate Index, determined as of the final Interest Determination Date on which adequate and reasonable means existed for ascertaining LIBOR (or, if the Alternate Rate Index was not then available, the first day on which the Alternate Rate Index was available), from (y) the per annum interest rate payable in respect of such Note or Note Component while the Loan was a LIBOR Loan, determined as of the final Interest Determination Date on which adequate and reasonable means existed for ascertaining LIBOR; provided, however, that if the amount so obtained is a negative number, then such Alternate Rate Spread shall be zero. “Annual Budget” means a capital and operating expenditure budget for the Properties prepared by Borrower that specifies amounts sufficient to operate and maintain the Properties at a standard at least equal to that maintained on the Closing Date. “Anti-Corruption Obligations” means the U.S. Foreign Corrupt Practices Act of 1977 and all other applicable anti-bribery and corruption laws and regulations in the United States. “Applicable Index” means (x) while the Loan is a LIBOR Loan, LIBOR, (y) if and for so long as the Loan is converted to a Prime Rate Loan, the Prime Rate, and (z) if the Loan is converted to an Alternate Rate Loan, the Alternate Rate Index. “Applicable Spread” means, with respect to each Note or Note Component, (x) while the Loan is a LIBOR Loan, the applicable LIBOR Spread, (y) if and for so long as the Loan is a Prime Rate Loan, the applicable Prime Rate Spread, and (z) if the Loan is converted to an Alternate Rate Loan, the applicable Alternate Rate Spread. “Appraisal” means, with respect to each Property, an as-is appraisal of such Property that is prepared by a member of the Appraisal Institute selected by Lender, meets the minimum appraisal standards for national banks promulgated by the Comptroller of the Currency pursuant to Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended (FIRREA) and complies with the Uniform Standards of Professional Appraisal Practice (USPAP). “Approved Annual Budget” has the meaning set forth in Section 5.17. “Approved Management Agreement” means that certain Real Property Management Agreement, dated as of October 1, 2018, between Borrower and the initial Approved Property Manager, and any other management agreement that is approved by Lender 7 [AM_ACTIVE 400655008_12]

and with respect to which the Rating Condition is satisfied, in each case, as the same may be amended, restated, replaced, supplemented or otherwise modified in accordance herewith. “Approved Property Manager” means (i) Hartman Income REIT Management, Inc., a Texas corporation, or any other property management company controlled by Sponsor, in each case, so long as it shall remain controlled by Sponsor or (ii) any other management company approved by Lender and with respect to which the Rating Condition is satisfied, in each case unless and until Lender requests the termination of that management company pursuant to Section 5.10(d). “Assignment” has the meaning set forth in Section 8.7(b). “Assignment of Interest Rate Cap Agreement” means each collateral assignment of an interest rate cap agreement executed by Borrower and an Acceptable Counterparty in accordance herewith, each of which must be in the form executed by Borrower and the initial Acceptable Counterparty on the Closing Date, as the same may from time to time be amended, restated, replaced, supplemented or otherwise modified in accordance herewith. “Assumption” has the meaning set forth in Section 2.3. “Bankruptcy Code” has the meaning set forth in Section 7.1(c). “Basic Carrying Costs Escrow Account” has the meaning set forth in Section 3.4(a). “Borrower” has the meaning set forth in the first paragraph of this Agreement. “Borrower’s Manager” means Hartman SPE Management LLC, a Delaware limited liability company. “Borrower Tax” means any U.S. Tax and any present or future tax, assessment or other charge or levy imposed by, or on behalf of, any jurisdiction through which or from which payments due hereunder are made (or any taxing authority thereof). “Budgeted Operating Expenses” means, with respect to any calendar month, (i) an amount equal to the Operating Expenses budgeted for such calendar month as set forth in the then-applicable Approved Annual Budget (excluding amounts budgeted in respect of Property Taxes, Ground Rents and insurance premiums), or (ii) such greater amount as shall equal Borrower’s actual Operating Expenses for such month (excluding Property Taxes, Ground Rents and insurance premiums), except that during a Trigger Period such greater amount shall in no event exceed 105% of the amount specified in clause (i) of this definition without the prior written consent of Lender, not to be unreasonably withheld, delayed or conditioned, provided that no such consent shall be required in connection with expenditures for non-discretionary items and expenditures required to be made by reason of the occurrence of any emergency (i.e., an unexpected event that threatens imminent harm to persons or property at the Property) and with respect to which it would be impracticable, under the circumstances, to obtain Lender’s prior consent thereto with written notice of such expenditure given to Lender promptly thereafter. 8 [AM_ACTIVE 400655008_12]

“Business Day” means any day other than a Saturday, a Sunday or a day on which federally insured depository institutions in the State of New York or the state in which the offices of Lender, its trustee, its Servicer or its Servicer’s collection account are located are authorized or obligated by law, governmental decree or executive order to be closed. When used with respect to an Interest Determination Date, “Business Day” shall mean a day on which banks are open for dealing in foreign currency and exchange in London. “Capital Expenditure” means, with respect to any Property, hard and soft costs incurred by Borrower with respect to replacements and capital repairs made to such Property (including repairs to, and replacements of, structural components, roofs, building systems, parking garages and parking lots), in each case to the extent capitalized in accordance with GAAP. “Capital Expenditure Reserve Account” has the meaning set forth in Section 3.6(a). “Cash Management Account” has the meaning set forth in Section 3.1(a). “Cash Management Agreement” means that certain Cash Management Agreement, dated as of the Closing Date, among Borrower, Lender and the Cash Management Bank that maintains the Cash Management Account as of the Closing Date, as the same may from time to time be amended, restated, replaced, supplemented or otherwise modified in accordance herewith. “Cash Management Bank” means the Eligible Institution at which the Cash Management Account is maintained. “Casualty” means a fire, explosion, flood, collapse, earthquake or other casualty affecting all or any portion of any Property. “Cause” means, with respect to an Independent Director, (i) acts or omissions have been committed by such Independent Director that constitute systematic and persistent or willful disregard of such Independent Director’s duties, (ii) such Independent Director has been indicted or convicted for any crime or crimes of moral turpitude or dishonesty or for any violation of any Legal Requirements, (iii) such Independent Director no longer satisfies the requirements set forth in the definition of “Independent Director”, (iv) the fees charged for the services of such Independent Director are materially in excess of the fees charged by the other providers of Independent Directors listed in the definition of “Independent Director” or (v) any other reason for which the prior written consent of Lender shall have been obtained. “Certificates” means, collectively, any senior and/or subordinate notes, debentures or pass-through certificates, or other evidence of indebtedness, or debt or equity securities, or any combination of the foregoing, representing a direct or beneficial interest, in whole or in part, in the Loan. “Closing Date” means the date of this Agreement. “Closing Date Debt Yield” means 14.0%. 9 [AM_ACTIVE 400655008_12]

“Code” means the Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form. “Collateral” means all assets owned from time to time by Borrower including the Properties, the Revenues and all other tangible and intangible property in respect of which Lender is granted a Lien under the Loan Documents, and all proceeds thereof. “Collateral Account” means each of the accounts and sub-accounts established pursuant to Article III hereof. “Componentization” means a bifurcation of the initial Note into multiple Notes or Note Components pursuant to Section 1.1(c) (and the terms “Componentize” and “Componentized” has meaning correlative thereto). “Componentization Notice” has the meaning set forth in Section 1.1(c). “Condemnation” means a taking or voluntary conveyance of all or part of any of the Properties or any interest therein or right accruing thereto or use of any of the Properties, as the result of, or in settlement of, any condemnation or other eminent domain proceeding by any Governmental Authority. “Contest Procedures” means, with respect to any contested obligation of Borrower, that Borrower is contesting in good faith and with due diligence the amount, validity or application thereof by appropriate proceedings at Borrower’s sole cost and expense, provided in each case that (i) such proceedings are conducted in accordance with all applicable Legal Requirements and contractual obligations and have the effect of suspending collection and enforcement; (ii) no part of or interest in the Property is in danger of being sold, forfeited, terminated, cancelled or lost; (iii) Borrower has notified Lender of such proceedings in writing, keeps Lender reasonably apprised of the status thereof, and promptly responds to any reasonable informational requests from Lender with respect thereto; (iv) promptly upon final determination thereof, Borrower pays any amount determined to be payable and complies with any obligation determined to be valid or applicable; and (v) Borrower furnishes to Lender such security as may be reasonably requested by Lender to insure compliance with the contested obligations, together with all interest and penalties payable in connection therewith (and Lender may apply any such security as necessary to cause compliance with such obligations at any time when, in the reasonable judgment of Lender, the amount determined to be payable or the validity, applicability or violation of such obligations is finally established or the Property, or any part thereof or interest therein, is in danger of being sold, forfeited, terminated, cancelled or lost). “Contingent Obligation” means, with respect to any Person, any obligation of such Person directly or indirectly guaranteeing any Debt of any other Person in any manner and any contingent obligation to purchase, to provide funds for payment, to supply funds to invest in any other Person or otherwise to assure or indemnify a creditor against loss. “Control” of any entity means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through 10 [AM_ACTIVE 400655008_12]

the ability to exercise voting power, by contract or otherwise (and the terms “Controlled” and “Controlling” have meanings correlative thereto). “Cooperation Agreement” means that certain Mortgage Loan Cooperation Agreement, dated as of the Closing Date, by Borrower and Sponsor for the benefit of Lender, as the same may from time to time be amended, restated, replaced, supplemented or otherwise modified in accordance herewith. “Damages” to a Person means any and all liabilities, obligations, losses, demands, damages, penalties, assessments, actions, causes of action, judgments, proceedings, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including reasonable attorneys’ fees and other costs of defense and/or enforcement whether or not suit is brought), fines, charges, fees, settlement costs and disbursements imposed on, incurred by or asserted against such party, whether based on any federal, state, local or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise; provided, however, that “Damages” shall not include special, consequential or punitive damages, except to the extent imposed upon Lender by one or more third parties. “DBRS” means DBRS, Inc. or its applicable affiliate, and its successors. “Debt” means, with respect to any Person, without duplication: (i) all indebtedness of such Person to any other party (regardless of whether such indebtedness is evidenced by a written instrument such as a note, bond or debenture), including indebtedness for borrowed money or for the deferred purchase price of property or services; (ii) all letters of credit issued for the account of such Person and all unreimbursed amounts drawn thereunder; (iii) all indebtedness secured by a Lien on any property owned by such Person (whether or not such indebtedness has been assumed) except obligations for impositions that are not yet due and payable; (iv) all Contingent Obligations of such Person; (v) all payment obligations of such Person under any interest rate protection agreement (including any interest rate swaps, floors, collars or similar agreements) and similar agreements; (vi) any PACE Debt; and (vii) any material actual or contingent liability to any Person or Governmental Authority with respect to any employee benefit plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code. 11 [AM_ACTIVE 400655008_12]

“Debt Yield” means, as of the date of determination, the percentage obtained by dividing Net Operating Income by the Principal Indebtedness. “Debt Yield Threshold” means, with respect to any release of a Property, the greater of (x) the Closing Date Debt Yield and (y) the Debt Yield immediately prior to such release. “Deemed Approval Conditions” means, with respect to a request by Borrower for Lender’s consent or approval with respect to a specified matter, that: (i) no Event of Default is then continuing; (ii) Borrower delivers to Lender a written request for consent or approval with a bold-faced, conspicuous legend at the top of the first page thereof stating “FIRST NOTICE: THIS IS A REQUEST FOR CONSENT UNDER THE HARTMAN PORTFOLIO LOAN. FAILURE TO RESPOND TO THIS REQUEST WITHIN 10 BUSINESS DAYS MAY RESULT IN THE REQUEST BEING DEEMED GRANTED”, accompanied by such information and documents as are reasonably required for Lender to adequately evaluate such request; (iii) if Lender fails to grant or deny its consent or approval within such 10 Business Day period, Borrower delivers to Lender a second written request for consent with a bold-faced, conspicuous legend at the top of the first page thereof stating “SECOND AND FINAL NOTICE: THIS IS A REQUEST FOR CONSENT UNDER THE HARTMAN PORTFOLIO LOAN. FAILURE TO RESPOND TO THIS REQUEST WITHIN FIVE BUSINESS DAYS WILL RESULT IN YOUR APPROVAL BEING DEEMED GRANTED”, accompanied by such information and documents as are reasonably required for Lender to adequately evaluate such request and such additional information as shall have been requested by Lender in writing; and (iv) Lender fails to affirmatively grant or deny its consent or approval prior to the expiration of such five Business Day period (which grant or denial may be by e-mail). “Default” means the occurrence of any event that, but for the giving of notice or the passage of time, or both, would be an Event of Default. “Default Rate” means, with respect to any Note or Note Component, the greater of (x) 500 basis points per annum in excess of the interest rate otherwise applicable to such Note or Note Component hereunder and (y) 100 basis points per annum in excess of the Prime Rate from time to time; provided that, if the foregoing would result in an interest rate in excess of the maximum rate permitted by applicable law, the Default Rate shall be limited to the maximum rate permitted by applicable law. “Deferred Maintenance Amount” means $1,699,977. “Deferred Maintenance Conditions” means those items described in Schedule C. 12 [AM_ACTIVE 400655008_12]

“Deferred Maintenance and Environmental Escrow Account” has the meaning set forth in Section 3.7(a). “Delayed Advance Property” means the Properties described on Schedule K. “Delayed Advance Release Conditions” means, with respect to each Delayed Advance Property, the conditions set forth on Schedule K with respect to such Property. “Delayed Advance Reserve Account” has the meaning set forth in Section 3.10(a). hereof. “Delayed Advance Reserve Amount” means, with respect to each Delayed Advance Property, the amount set forth with respect to such Property on Schedule K. “Deposit Account Control Agreement” has the meaning set forth in Section 3.1(a). “Disbursement Request” means a written request for a disbursement from a Collateral Account, accompanied by (1) an itemized list of all costs to be paid with the proceeds of such disbursement, (2) an Officer’s Certificate confirming that all such costs have been paid by Borrower or will be paid with the proceeds of such disbursement, together with copies of all related invoices, whereupon no amounts due and payable by Borrower in connection therewith will remain unpaid, and that all amounts previously received by Borrower from the Collateral Accounts have been applied by Borrower toward the costs for which they were requested, and (3) in the case of any disbursement in excess of $50,000, copies of all related invoices and, if applicable, copies of lien releases or waivers from any contractors or subcontractors with respect to the work for which reimbursement is being sought (which releases and waivers may be conditioned on payment of the requested disbursements and may be partial in that they relate solely to the work for which payment is being made). “DSCR” means, as of the date of determination, the quotient obtained by dividing (i) Net Operating Income by (ii) the aggregate debt service payable in respect of the Loan during the succeeding 12-month period, calculated as if the Applicable Index were equal to the Strike Rate and assuming that there will be no prepayments. “EEA Bail-In Action” means the exercise of any EEA Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “EEA Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EEA Bail-In Legislation Schedule. “EEA Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. 13 [AM_ACTIVE 400655008_12]

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “EEA Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the EEA Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EEA Bail-In Legislation Schedule. “Eligible Account” means an account or book-entry subaccount maintained with a federal or state-chartered depository institution or trust company that complies with the definition of Eligible Institution. “Eligible Institution” means an institution (i) whose commercial paper, short-term debt obligations or other short-term deposits are rated at least “A–1” by S&P, “P–1” by Moody’s and “F–1” by Fitch, and whose long-term senior unsecured debt obligations are rated at least “A-” by S&P, “A” by Fitch, and “A2” by Moody’s and whose deposits are insured by the FDIC or (ii) with respect to which the Rating Condition is satisfied. Notwithstanding the foregoing, PNC Bank, National Association shall be deemed to be an Eligible Institution for so long as its ratings are not downgraded below the lower of its ratings on the Closing Date and the ratings required in the preceding sentence. “Embargoed Person” means any Person subject to trade restrictions under any Federal Trade Embargo. “Environmental Claim” means any written notice, claim, proceeding, notice of proceeding, investigation, demand, abatement order or other order or directive by any Person or Governmental Authority alleging or asserting liability with respect to Borrower or any Property arising out of, based on, in connection with, or resulting from (i) the actual or alleged presence, Use or Release of any Hazardous Substance, (ii) any actual or alleged violation of any Environmental Law, or (iii) any actual or alleged injury or threat of injury to property, health or safety, natural resources or to the environment caused by Hazardous Substances. “Environmental Indemnity” means that certain Environmental Indemnity Agreement executed by Borrower and Sponsor as of the Closing Date, as the same may from time to time be amended, restated, replaced, supplemented or otherwise modified in accordance herewith. 14 [AM_ACTIVE 400655008_12]

“Environmental Laws” means any and all present and future federal, state and local laws, statutes, ordinances, orders, rules, regulations and the like, as well as common law, any judicial or administrative orders, decrees or judgments thereunder, and any permits, approvals, licenses, registrations, filings and authorizations, in each case as now or hereafter in effect, relating to (i) the pollution, protection or cleanup of the environment, (ii) the impact of Hazardous Substances on property, health or safety, (iii) the Use or Release of Hazardous Substances, (iv) occupational safety and health, industrial hygiene or the protection of human, plant or animal health or welfare or (v) the liability for or costs of other actual or threatened danger to health or the environment. The term “Environmental Law” includes, but is not limited to, the following statutes, as amended, any successors thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act (including Subtitle I relating to underground storage tanks); the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. The term “Environmental Law” also includes, but is not limited to, any present and future federal state and local laws, statutes ordinances, rules, regulations and the like, as well as common law, conditioning transfer of property upon a negative declaration or other approval of a Governmental Authority of the environmental condition of a property; or requiring notification or disclosure of Releases of Hazardous Substances or other environmental conditions of a property to any Governmental Authority or other Person, whether or not in connection with transfer of title to or interest in property. “Environmental Reports” means “Phase I Environmental Site Assessments” as referred to in the ASTM Standards on Environmental Site Assessments for Commercial Real Estate, E 1527-13 (and, if necessary, “Phase II Environmental Site Assessments”), prepared by an independent environmental auditor approved by Lender and delivered to Lender in connection with the Loan and any amendments or supplements thereto delivered to Lender, and shall also include any other environmental reports delivered to Lender pursuant to this Agreement and the Environmental Indemnity. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. “ERISA Affiliate” means, at any time, each trade or business (whether or not incorporated) that would, at the time, be treated together with Borrower as a single employer under Title IV or Section 302 of ERISA or Section 412 of the Code. “Event of Default” has the meaning set forth in Section 7.1. “Excess Cash Flow Reserve Account” has the meaning set forth in Section 3.9(a). 15 [AM_ACTIVE 400655008_12]

“Exception Report” means the report prepared by Borrower and attached to this Agreement as Schedule B, setting forth any exceptions to the representations set forth in Article IV. “Exculpated Person” means each Person that is an affiliate, equityholder, beneficiary, trustee, member, officer, director, agent, manager, independent manager, employee or partner of Borrower or Sponsor. “Extension Term” has the meaning set forth in Section 1.1(d). “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code. “Federal Trade Embargo” means any federal law imposing trade restrictions, including (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended), (ii) the International Emergency Economic Powers Act (50 U.S.C. §§ 1701 et seq., as amended), (iii) any enabling legislation or executive order relating to the foregoing, (iv) Executive Order 13224, and (v) the PATRIOT Act. “Fiscal Quarter” means each 3-month period ending on March 31, June 30, September 30 and December 31 of each year, or such other fiscal quarter of Borrower as Borrower may select from time to time with the prior consent of Lender, such consent not to be unreasonably withheld, delayed or conditioned. “Fiscal Year” means the 12-month period ending on December 31 of each year, or such other fiscal year of Borrower as Borrower may select from time to time with the prior consent of Lender, not to be unreasonably withheld, delayed or conditioned. “Fitch” means Fitch, Inc. and its successors. “Force Majeure” means a delay due to acts of God, governmental restrictions, stays, judgments, orders, decrees, enemy actions, civil commotion, fire, casualty, strikes, work stoppage, shortages of labor or materials or similar causes beyond the reasonable control of Borrower; provided that (1) any period of Force Majeure shall apply only to performance of the obligations necessarily affected by such circumstance and shall continue only so long as Borrower is continuously and diligently using all reasonable efforts to minimize the effect and duration thereof; and (2) Force Majeure shall not include the unavailability or insufficiency of funds. “Form W-8BEN-E” means Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities)) of the Department of Treasury of the United States of America, and any successor form. 16 [AM_ACTIVE 400655008_12]

“Form W-8ECI” means Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of the Treasury of the United States of America, and any successor form. “Form W-9” means Form W-9 (Request for Taxpayer Identification Number and Certification) of the Department of the Treasury of the United States of America, and any successor form. “GAAP” means generally accepted accounting principles in the United States of America, consistently applied. “Governmental Authority” means any federal, state, county, regional, local or municipal government, any bureau, department, agency or political subdivision thereof and any Person with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (including any court). “Ground Lease” means, with respect to each Property, any ground lease described in the applicable Title Insurance Policy or the applicable Mortgage, as such ground lease may be amended, restated, replaced, supplemented or otherwise modified from time to time in accordance herewith. “Ground Leased Parcel” means, with respect to each Property, any portion of such Property with respect to which Borrower is the lessee under a Ground Lease. “Ground Rent” means rent payable by Borrower pursuant to the Ground Lease, if any. “Guaranty” means that certain Guaranty, dated as of the Closing Date, executed by Sponsor for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified in accordance herewith. “Hazardous Substances” means any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, toxic substances, toxic pollutants, contaminants, pollutants or words of similar meaning or regulatory effect under any present or future Environmental Laws or the presence of which on, in or under any of the Properties is prohibited or requires monitoring, investigation or remediation under Environmental Law, including petroleum and petroleum by-products, asbestos and asbestos-containing materials, toxic mold, polychlorinated biphenyls, lead and radon, and compounds containing them (including gasoline, diesel fuel, oil and lead-based paint), pesticides and radioactive materials, flammables and explosives and compounds containing them, but excluding those substances commonly used in the operation and maintenance of properties of kind and nature similar to those of the Properties that are used at the Properties in compliance with all Environmental Laws and in a manner that does not result in contamination of any Property or in a Material Adverse Effect. “Increased Costs” has the meaning set forth in Section 1.4(d). 17 [AM_ACTIVE 400655008_12]

“Indebtedness” means the Principal Indebtedness, together with interest and all other obligations and liabilities of Borrower under the Loan Documents, including all transaction costs, Spread Maintenance Premiums, late fees and other amounts due or to become due to Lender pursuant to this Agreement, under the Notes or in accordance with any of the other Loan Documents, and all other amounts, sums and expenses reimbursable by Borrower to Lender hereunder or pursuant to the Notes or any of the other Loan Documents. “Indemnified Parties” has the meaning set forth in Section 8.17. “Independent Director” of any corporation or limited liability company means an individual who is provided by CT Corporation, Corporation Service Company, Delaware Trust, National Registered Agents, Inc., Wilmington Trust Company, Stewart Management Company, Lord Securities Corporation or, if none of those companies is then providing professional independent directors or managers, another nationally-recognized company reasonably approved by Lender, in each case that is not an affiliate of Borrower and that provides professional independent directors or managers and other corporate services in the ordinary course of its business, and which individual is duly appointed as a member of the board of directors of such corporation or limited liability company or as a “manager” of such limited liability company within the meaning of Section 18-101(10) of the Delaware Limited Liability Company Act and is not, and has never been, and will not while serving as Independent Director be, any of the following: (i) a member (other than an independent, non-economic “springing” member), partner, equityholder, manager, director, officer or employee of such corporation or limited liability company or any of its equityholders or affiliates (other than as an independent director or manager of an affiliate of such corporation or limited liability company that is not in the direct chain of ownership of such corporation or limited liability company and that is required by a creditor to be a single purpose bankruptcy remote entity, provided that such independent director or manager is employed by a company that routinely provides professional independent directors or managers); (ii) a creditor, supplier or service provider (including provider of professional services) to such corporation or limited liability company or any of its equityholders or affiliates (other than a nationally recognized company that routinely provides professional independent managers or directors and that also provides lien search and other similar services to such corporation or limited liability company or any of its equityholders or affiliates in the ordinary course of business); (iii) a family member of any such member, partner, equityholder, manager, director, officer, employee, creditor, supplier or service provider; or (iv) a Person that controls (whether directly, indirectly or otherwise) any of (i), (ii) or (iii) above. A natural person who otherwise satisfies the foregoing definition other than subparagraph (i) by reason of being the Independent Director of a Single-Purpose Entity affiliated with the 18 [AM_ACTIVE 400655008_12]

corporation or limited liability company in question shall not be disqualified from serving as an Independent Director of such corporation or limited liability company, provided that the fees that such natural person earns from serving as Independent Director of affiliates of such corporation or limited liability company in any given year constitute in the aggregate less than five percent of such natural person’s annual income for that year. The same natural persons may not serve as Independent Directors of a corporation or limited liability company and, at the same time, serve as Independent Directors of an equityholder or member of such corporation or limited liability company. “Insurance Requirements” means, collectively, (i) all material terms of any insurance policy required pursuant to this Agreement and (ii) all material regulations and then- current standards applicable to or affecting any of the Properties or any portion thereof or any use or condition thereof, which may, at any time, be recommended by the board of fire underwriters, if any, having jurisdiction over any of the Properties, or any other body exercising similar functions. “Interest Accrual Period” means each period from and including the 15th day of a calendar month through and including the 14th day of the immediately succeeding calendar month; provided, that, prior to a Securitization, Lender shall have the right, in connection with a change in the Payment Date in accordance with the definition thereof, to make a corresponding change to the Interest Accrual Period. Notwithstanding the foregoing, the first Interest Accrual Period shall commence on and include the Closing Date. “Interest Determination Date” means, in connection with the calculation of interest accrued for any Interest Accrual Period, the second Business Day preceding the first day of such Interest Accrual Period; provided, however, that at the option of Lender, an additional Interest Determination Date shall occur 2 Business Days prior to the date of closing of a Securitization (which shall adjust the Interest Rate for the remainder of the then-current Interest Accrual Period). “Interest Rate Cap Agreement” means an interest rate cap confirmation between an Acceptable Counterparty and Borrower, relating to the initial term of the Loan or the Extension Term, as applicable, in form and substance reasonably acceptable to Lender (together with an interest rate cap agreement and schedules relating thereto, which are consistent in form and substance with the terms set forth in such confirmation), that hedges against increases in the Applicable Index above the Strike Rate. “KBRA” means Kroll Bond Rating Agency, Inc., and its successors. “Lease” means any lease, license, letting, concession, occupancy agreement, sublease to which Borrower is a party or has a consent right, or other agreement (whether written or oral and whether now or hereafter in effect) under which Borrower is a lessor, sublessor, licensor or other grantor existing as of the Closing Date or thereafter entered into by Borrower, in each case pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in any of the Properties, and every modification or amendment thereof, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto other than 19 [AM_ACTIVE 400655008_12]

telecommunication license agreements, easements, reciprocal agreements and similar agreements. “Leasing Commissions” means leasing commissions required to be paid by Borrower in connection with the leasing of space to Tenants at any of the Properties pursuant to Leases entered into by Borrower in accordance herewith and payable in accordance with third-party/arms’-length written brokerage agreements or in accordance with the Approved Management Agreement, provided that the commissions payable pursuant thereto are commercially reasonable based upon the then current brokerage market for property of a similar type and quality to such Property in the geographic market in which such Property is located (or, in the case of leasing commissions payable pursuant to an Approved Management Agreement, not in excess of the leasing commissions set forth in such Approved Management Agreement as of the Closing Date). “Legal Requirements” means all governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities (including Environmental Laws and zoning restrictions) affecting Borrower, Sponsor, the Property or any other Collateral or any portion thereof or the construction, ownership, use, alteration or operation thereof, or any portion thereof (whether now or hereafter enacted and in force), and all permits, licenses and authorizations and regulations relating thereto. “Lender” has the meaning set forth in the first paragraph of this Agreement and in Section 8.7. “Lender 80% Determination” means a determination by Lender that, based on a current or updated appraisal, a broker’s price opinion or other written determination of value using a valuation method satisfactory to Lender, the fair market value of the Properties securing the Loan at the time of such determination (but excluding any value attributable to property that is not an interest in real property within the meaning of section 860G(a)(3)(A) of the Code) is at least 80% of the Loan’s adjusted issue price within the meaning of the Code. “Lending Parties” has the meaning set forth in Section 8.23(a). “LIBOR” means the one-month U.S. Dollar London interbank offered rate, determined as follows (but only if and so long as Lender determines such method of determination to be adequate and reasonable): (i) On each Interest Determination Date, LIBOR for the applicable period will be the rate for deposits in United States dollars for a one-month period which appears as the London interbank offered rate on the display designated as “LIBOR01” on the Reuters Screen (or such other page as may replace that page on that service, or such page or replacement therefor on any successor service) as the London interbank offered rate as of 11:00 a.m., London time, on such date. (ii) With respect to an Interest Determination Date on which no such rate appears as the London interbank offered rate on “LIBOR01” on the Reuters Screen (or such other page as may replace that page on that service, or such page or replacement therefor on any successor service) as described above, LIBOR for the applicable period 20 [AM_ACTIVE 400655008_12]

will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such date to prime banks in the London interbank market for a one-month period (each a “Reference Bank Rate”), as follows: Lender shall request the principal London office of each of the Reference Banks to provide a quotation of its Reference Bank Rate. If at least two such quotations are provided, LIBOR for such period will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR for such period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by Lender, at approximately 11:00 a.m., New York City time, on such date for loans in United States dollars to leading European banks for a one-month period. Notwithstanding the foregoing, in no event will LIBOR be deemed to be less than zero. All percentages resulting from any calculations or determinations referred to in this definition will be rounded upwards to the nearest multiple of 1/100 of 1%. “LIBOR Loan” means the Loan at such time as interest thereon accrues at a rate of interest based upon LIBOR. “LIBOR Spread” means (x) prior to a Componentization, 1.8% (180 basis points), and (y) following a Componentization, with respect to each Note or Note Component, the respective spread over LIBOR that is specified in the then most recent Componentization Notice delivered to Borrower in accordance herewith. “Lien” means any mortgage, lien (statutory or other), pledge, hypothecation, assignment, preference, priority, security interest, restrictive covenant, easement, encumbrance or charge (including any conditional sale or other title retention agreement, any sale-leaseback, any financing lease or similar transaction having substantially the same economic effect as any of the foregoing, the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any other jurisdiction, domestic or foreign, and mechanics’, materialmen’s and other similar liens and encumbrances, as well as any option to purchase, right of first refusal, right of first offer or similar right). “Loan” has the meaning set forth in Section 1.1(a). “Loan Amount” means $259,000,000. “Loan Documents” means this Agreement, the Note, each of the Mortgages (and related financing statements), the Environmental Indemnity, the Subordination of Property Management Agreement, the Cash Management Agreement, the Deposit Account Control Agreement, the Cooperation Agreement, the Guaranty, each Assignment of Interest Rate Cap Agreement, and all other agreements, instruments, certificates and documents necessary to effectuate the granting to Lender of Liens on the Collateral or otherwise in satisfaction of the requirements of this Agreement or the other documents listed above or hereafter entered into by Lender and Borrower in connection with the Loan, as all of the aforesaid may be amended, restated, replaced, supplemented or otherwise modified from time to time in accordance herewith. “Lockbox Account” has the meaning set forth in Section 3.1(a). 21 [AM_ACTIVE 400655008_12]

“Lockbox Bank” means an Eligible Institution chosen by Borrower and reasonably satisfactory to Lender. “Loss Proceeds” means amounts, awards or payments payable to Borrower or Lender in respect of all or any portion of any Property in connection with a Casualty or Condemnation thereof (after the deduction therefrom and payment to Borrower and Lender, respectively, of any and all reasonable expenses incurred by Borrower and Lender in the recovery thereof, including all attorneys’ fees and disbursements, the fees of insurance experts and adjusters and the costs incurred in any litigation or arbitration with respect to such Casualty or Condemnation). “Loss Proceeds Account” has the meaning set forth in Section 3.3(a). “Major Lease” means any Lease that (i) when aggregated with all other Leases at the applicable Property with the same Tenant (or affiliated Tenants), and assuming the exercise of all expansion rights and all preferential rights to lease additional space contained in each such Lease, is expected to demise more than 35,000 rentable square feet, (ii) contains an option or preferential right to purchase all or any portion of such Property, (iii) is with an affiliate of Borrower as Tenant (except for any Lease with an affiliate of Borrower that demises 5,000 rentable square feet or less for use as management offices, so long as all such Leases at the Properties do not at any one time demise more than 100,000 rentable square feet in the aggregate), or (iv) is entered into during the continuance of an Event of Default. “Material Adverse Effect” means a material adverse effect upon (i) Borrower’s title to any Property, (ii) the ability of the Properties in the aggregate to generate net cash flow sufficient to service the Loan, (iii) the ability of Borrower or Sponsor to perform any material provision of any Loan Document, (iv) Lender’s ability to enforce and derive the principal benefit of the security intended to be provided by the Mortgages and the other Loan Documents, or (v) the value, use or enjoyment of any individual Property or the operation or occupancy thereof. “Material Agreements” means each contract and agreement (other than Leases) relating to the Properties, or otherwise imposing obligations on Borrower, under which Borrower would have the obligation to pay more than $250,000 per annum or that cannot be terminated by Borrower without cause upon 60 days’ notice or less without payment of a termination fee equal to or exceeding $5,000, or that is with an affiliate of Borrower. “Material Alteration” means any Alteration to be performed by or on behalf of Borrower at any of the Properties that (a) is reasonably expected to result in a Material Adverse Effect with respect to the applicable Property, (b) is reasonably expected to cost in excess of the Threshold Amount, as determined by an independent architect (except for Alterations in connection with (i) Tenant Improvements under and pursuant to Leases existing as of the Closing Date (pursuant to the terms thereof in existence as of the Closing Date) or Leases thereafter entered into in accordance with this Agreement, (ii) the remediation of any Deferred Maintenance Condition in accordance with this Agreement, and (iii) restoration of a Property following a Casualty or Condemnation in accordance with this Agreement), or (c) is reasonably expected to permit (or is reasonably likely to induce) any Tenant to terminate its Lease or abate rent. 22 [AM_ACTIVE 400655008_12]

“Maturity Date” means the Payment Date in October 2020, as same may be extended in accordance with Section 1.1(d), or such earlier date as may result from acceleration of the Loan in accordance with this Agreement. “Maximum Management Fee” means 3.6% of the gross revenues of the Properties. “Monthly Capital Expenditure Amount” means $126,019.73. “Monthly TI/LC Amount” means $484,681.25. “Moody’s” means Moody’s Investors Service, Inc. and its successors. “Morningstar” means Morningstar Credit Ratings, LLC or its applicable affiliate, and its successors. “Mortgage” means, with respect to each Property, that certain Mortgage, Deed of Trust or Deed to Secure Debt (as the case may be), Assignment of Rents and Leases, Collateral Assignment of Property Agreements, Security Agreement and Fixture Filing encumbering such Property, executed by Borrower as of the Closing Date, as the same may from time to time be amended, restated, replaced, supplemented or otherwise modified in accordance herewith. Each Mortgage shall secure the entire Indebtedness, provided that in the event that the jurisdiction in which the Property is located imposes a mortgage recording, intangibles or similar tax and does not permit the allocation of indebtedness for the purpose of determining the amount of such tax payable, the principal amount secured by such Mortgage shall be equal to the greater of (x) 125% of such Property’s Allocated Loan Amount and (y) the appraised value of such Property. “Multi-Asset Person” means a Person that derives less than 25% of its aggregate gross income, and less than 25% of its net worth, from its direct or indirect interest in the Properties. “Net Operating Income” means, as of any date of determination, the amount by which (x) Operating Income (other than percentage rent and other income not considered base rent) during the Fiscal Quarter then most recently ended, times four, plus the actual percentage rent and other income not considered base rent during the four Fiscal Quarters then most recently ended, exceeds (y) Operating Expenses during the four Fiscal Quarters then most recently ended. “Net Sales Proceeds” means, with respect to the sale of any Property, the gross amount paid by the purchaser thereof, minus customary and reasonable out-of-pocket costs and expenses actually incurred by Borrower in connection with such sale (including customary brokerage commissions), solely to the extent that such costs and expenses (x) are paid to third parties unaffiliated with Borrower or Sponsor and (y) do not, absent approval by Lender in its reasonable discretion, exceed 8% of the gross amount paid by the purchaser of such Property. “Nonconsolidation Opinion” means the opinion letter, dated the Closing Date, delivered by Borrower’s counsel to Lender and addressing issues relating to substantive consolidation in bankruptcy. 23 [AM_ACTIVE 400655008_12]

“Note(s)” means that certain Promissory Note, dated as of the Closing Date, made by Borrower to Lender to evidence the Loan, as such note may be Componentized and as otherwise assigned (in whole or in part), amended, restated, replaced, supplemented or otherwise modified in accordance herewith. “Note Component” has the meaning set forth in Section 1.1(c). “OFAC List” means the list of specially designated nationals and blocked persons subject to financial sanctions that is maintained by the U.S. Treasury Department, Office of Foreign Assets Control and any other similar list maintained by the U.S. Treasury Department, Office of Foreign Assets Control pursuant to any applicable governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities, including trade embargo, economic sanctions, or other prohibitions imposed by Executive Order of the President of the United States. “Officer’s Certificate” means a certificate delivered to Lender that is signed by an authorized officer of Borrower and certifies the information therein to the best of such officer’s knowledge. “Operating Account” means an Eligible Account maintained by the Approved Property Manager or Borrower at an Eligible Institution, which account shall only contain amounts in respect of Operating Expenses for one or more of the Properties (and no amounts unrelated to the Properties shall be deposited therein or otherwise commingled with the amounts on deposit in such account). “Operating Expenses” means, for any period, all operating, renting, administrative, management, legal and other ordinary expenses of Borrower and the Properties during such period, determined in accordance with GAAP; provided, however, that such expenses shall not include (i) depreciation, amortization or other non-cash items, (ii) interest, principal or any other sums due and owing with respect to the Loan, (iii) income taxes or other taxes in the nature of income taxes, or (iv) Capital Expenditures. “Operating Income” means, for any period, all operating income from each of the Properties during such period, determined in accordance with GAAP (but without straight-lining of rents), other than (i) Loss Proceeds (but Operating Income will include rental loss insurance proceeds to the extent allocable to such period), (ii) any revenue attributable to a Lease that is not a Qualifying Lease, (iii) any revenue attributable to a Lease to the extent it is paid more than 30 days prior to the due date (provided that with respect to any such revenue paid more than 30 days prior to the due date, Borrower shall be given credit for such revenue in the month in which such revenue would have been paid had it not been so prepaid), (iv) any interest income from any source, (v) any repayments received from any third party of principal loaned or advanced to such third party by Borrower, (vi) any proceeds resulting from the Transfer of all or any portion of the Collateral, (vii) sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower to any government or governmental agency, (viii) Termination Proceeds, and (ix) any other extraordinary or non-recurring items. 24 [AM_ACTIVE 400655008_12]

“Ownership Control” of any entity means the ownership, directly or indirectly, of at least 51% of the equity interests in, and the right to at least 51% of the distributions from, such entity coupled with Control of such entity (and the terms “Ownership Controlled” and “Ownership Controlling” have meanings correlative thereto). “PACE Debt” means any amounts owed in respect of energy retrofit lending programs, commonly known as “PACE loans”. For avoidance of doubt, PACE Debt is not Permitted Debt and Liens securing PACE Debt are not Permitted Encumbrances. “Participation” has the meaning set forth in Section 8.7(b). “PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (Title III of Pub. L. 107-56) (signed into law October 26, 2001), as amended from time to time. “Payment Date” means, with respect to each Interest Accrual Period, the ninth day of the calendar month in which such Interest Accrual Period ends; provided, that prior to a Securitization, Lender shall have the right to change the Payment Date so long as a corresponding change to the Interest Accrual Period is also made. Whenever a Payment Date is not a Business Day, the entire amount that would have been due and payable on such Payment Date shall instead be due and payable on the immediately preceding Business Day. “Permits” means all licenses, permits, variances and certificates used in connection with the ownership, operation, use or occupancy of each of the Properties (including certificates of occupancy, business licenses, state health department licenses, licenses to conduct business and all such other permits, licenses, consents, approvals and rights, obtained from any Governmental Authority or private Person concerning ownership, operation, use or occupancy of such Property). “Permitted Debt” means: (i) the Indebtedness; (ii) Property Taxes not yet delinquent or being contested in good faith in compliance with the Contest Procedures; (iii) tenant allowances and Capital Expenditure costs required under Leases or otherwise permitted to be incurred under the Loan Documents that are paid on or prior to the date when due; and (iv) Trade Payables not represented by a note, customarily paid by Borrower within 60 days of incurrence and in fact not more than 60 days outstanding unless being contested in good faith in compliance with the Contest Procedures and for which the delay in payment will not cause a Material Adverse Effect, that are incurred in the ordinary course of Borrower’s ownership and operation of the Properties, in amounts reasonable and customary for similar properties and not exceeding 2.0% of the Principal Indebtedness in the aggregate. 25 [AM_ACTIVE 400655008_12]

“Permitted Encumbrances” means: (i) the Liens created by the Loan Documents; (ii) all Liens and other matters specifically disclosed on Schedule B of the Title Insurance Policy; (iii) Liens, if any, for Property Taxes that are not yet delinquent or are being diligently contested in good faith in compliance with the Contest Procedures; (iv) mechanics’, materialmen’s or similar Liens, if any, and Liens for delinquent taxes or impositions, in each case only if being diligently contested in good faith in compliance with the Contest Procedures; (v) rights of existing and future Tenants as tenants only pursuant to written Leases entered into in conformity with the provisions of this Agreement; (vi) easements, restrictive covenants or other similar encumbrances entered into for traffic circulation, ingress, egress, parking, utilities and other similar purposes that would not be reasonably expected to have a Material Adverse Effect; and (vii) such other Liens as Lender shall approve in writing, which approval shall not be unreasonably withheld, conditioned or delayed if no Event of Default is continuing. “Permitted Investments” means the following, subject to the qualifications hereinafter set forth: (i) all direct obligations of the U.S. government, and all obligations that are fully guaranteed by the U.S. government, that in each case have maturities not in excess of one year; (ii) federal funds, unsecured certificates of deposit, time deposits, banker’s acceptances, and repurchase agreements, each having maturities of not more than 90 days, of any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia, the short-term debt obligations of which are rated A-1+ by S&P, F1+ by Fitch and P-1 by Moody’s (and if the term is between one and three months, a long term rating of A1 and a short term rating of P-1 by Moody’s) and, if it has a term in excess of three months, the long-term debt obligations of which are rated AAA (or the equivalent) by each of the Rating Agencies, and that (a) is at least “adequately capitalized” (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $1,000,000,000; (iii) deposits that are fully insured by the Federal Deposit Insurance Corp. (FDIC); 26 [AM_ACTIVE 400655008_12]

(iv) commercial paper rated A–1+ by S&P, F1+ by Fitch and P-1 by Moody’s (and if the term is between one and three months, a long term rating of A1 and a short term rating of P-1 by Moody’s) by each of the Rating Agencies and having a maturity of not more than 90 days; (v) any money market fund that (a) has substantially all of its assets invested continuously in the types of investments referred to in clause (i) above, (b) has net assets of not less than $5,000,000,000, and (c) has a rating of AAAm from S&P, Aaa by Moody’s and the highest rating obtainable from Fitch; and (vi) such other investments as to which the Rating Condition has been satisfied. Notwithstanding the foregoing, “Permitted Investments” (i) shall exclude any security with the Standard & Poor’s “r” symbol (or any other Rating Agency’s corresponding symbol) (indicating high volatility or dramatic fluctuations in their expected returns because of market risk) or any other qualifying suffix attached to the rating (with the exception of ratings with regulatory indicators, such as the (sf) subscript, and unsolicited ratings), as well as any mortgage-backed securities and any security of the type commonly known as “strips”; (ii) shall not have maturities that exceed the time periods set forth above; (iii) shall be limited to those instruments that have a predetermined fixed dollar of principal due at maturity that cannot vary or change; and (iv) shall exclude any investment where the right to receive principal and interest derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment. Interest on Permitted Investments may either be fixed or variable, and any variable interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index. No Permitted Investments shall require a payment above par for an obligation if the obligation may be prepaid at the option of the issuer thereof prior to its maturity. Except as expressly provided for above, all Permitted Investments shall mature or be redeemable upon the option of the holder thereof on or prior to the earlier of (x) three months from the date of their purchase or (y) the Business Day preceding the day before the date such amounts are required to be applied hereunder. “Permitted Prepayment Date” means the first Payment Date following the 6- month anniversary of the Closing Date. “Person” means any natural person, corporation, limited liability company, partnership, joint venture, estate, trust, unincorporated association or Governmental Authority and any fiduciary acting in such capacity on behalf of any of the foregoing. “Plan Assets” means assets of any (i) employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, (ii) plan (as defined in Section 4975(e)(1) of the Code) subject to Section 4975 of the Code, or (iii) governmental plan (as defined in Section 3(32) of ERISA) subject to federal, state or local laws, rules or regulations substantially similar to Title I of ERISA or Section 4975 of the Code. “Policies” has the meaning set forth in Section 5.15(b). 27 [AM_ACTIVE 400655008_12]

“Portfolio Material Adverse Effect” means a material adverse effect upon (i) Borrower’s title to any Property, (ii) the ability of the Properties to generate net cash flow sufficient to service the Loan, (iii) the ability of Borrower or Sponsor, as applicable, to perform any of their material obligations under the Loan Document to which each is a party, (iv) Lender’s ability to enforce and derive the principal benefit of the security intended to be provided by the Mortgages and the other Loan Documents, or (v) the value, use or enjoyment of the Properties as a whole or the operation or occupancy thereof. “Prime Rate” means the “prime rate” published in the “Money Rates” section of The Wall Street Journal. If The Wall Street Journal ceases to publish the “prime rate,” then Lender shall select an equivalent publication that publishes such “prime rate,” and if such “prime rate” is no longer generally published or is limited, regulated or administered by a governmental or quasi-governmental body, then Lender shall reasonably select a comparable interest rate index. “Prime Rate Loan” means the Loan at such time as interest thereon accrues at a rate per annum equal to the Prime Rate plus the Prime Rate Spread. “Prime Rate Spread” means, in connection with any conversion of the Loan to a Prime Rate Loan, with respect to each Note or Note Component, the amount obtained by subtracting (x) the Prime Rate, determined as of the final Interest Determination Date on which adequate and reasonable means existed for ascertaining LIBOR, from (y) the per annum interest rate payable in respect of such Note or Note Component while the Loan was a LIBOR Loan, determined as of the final Interest Determination Date on which adequate and reasonable means existed for ascertaining LIBOR; provided, however, that if the amount so obtained is a negative number, then such Prime Rate Spread shall be zero. “Principal Indebtedness” means the principal balance of the Loan outstanding from time to time. “Prior Loan” has the meaning set forth in Section 4.17(c). “Prohibited Change of Control” means the occurrence of either or both of the following: (i) the failure of Borrower to be Ownership Controlled by one or more Qualified Equityholders (individually or collectively), or (ii) the failure of any other Required SPE to be Ownership Controlled by the same Qualified Equityholder(s) that Ownership Control Borrower. “Prohibited Equity Pledge” means the existence of a Lien on any equity interest in, or right to distributions from, a Restricted Person. “Prohibited Preferred Equity” means preferred equity that is issued by a Restricted Person and has (i) a hard coupon, minimum return or the equivalent or (ii) a mandatory redemption date or the equivalent, with consequences for failure to meet (i) or (ii), such as a change in control or the triggering of buy-sell mechanisms. “Properties” means (i) the real property described on Schedule A and (ii) all buildings and other improvements on such real property and all personal property appurtenant 28 [AM_ACTIVE 400655008_12]

thereto; and “Property” means an individual property included in the Properties or all Properties collectively, as the context may require. “Property Condition Report” means a structural and seismic Property Condition Report or reports (including a “probable maximum loss” calculation, if applicable) with respect to each Property prepared by an independent engineer approved by Lender and delivered to Lender in connection with the Loan, and any amendments or supplements thereto delivered to Lender. “Property Taxes” means all real estate and personal property taxes, assessments, fees, taxes on rents or rentals, water rates or sewer rents, facilities and other governmental, municipal and utility district charges or other similar taxes or assessments now or hereafter levied or assessed or imposed against the Properties or Borrower with respect to the Properties or rents therefrom or that may become Liens upon any of the Properties, without deduction for any amounts reimbursable to Borrower by third parties. “Qualified Equityholder” means: (1) prior to the earlier of (x) three months after a Securitization or (y) the first anniversary of the Closing Date, Sponsor; and (2) thereafter, (i) Sponsor, (ii) any Person approved by Lender with respect to which the Rating Condition is satisfied, or (iii) a bank, saving and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan, real estate company, investment fund or an institution substantially similar to any of the foregoing, provided in each case under this clause (iii) that such Person (x) has total assets (in name or under management) in excess of $1,000,000,000 and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder’s equity in excess of $500,000,000 (in both cases, exclusive of the Properties), and (y) is regularly engaged in the business of owning and operating 5,000,000 leasable square feet (excluding the Property) of comparable properties in major metropolitan areas. “Qualifying Lease” means a Lease to a Tenant that is in occupancy at the Property, is open for business at the Property and is not in default under its Lease beyond any applicable notice and cure period and provided neither such Tenant nor any guarantor of such Lease is the subject of a bankruptcy or similar insolvency proceedings (unless such Lease or such guaranty is assumed in bankruptcy). “Rating Agency” means, prior to the final Securitization of the Loan, each of S&P, Moody’s, Fitch, DBRS, Morningstar and KBRA, or any other nationally-recognized statistical rating agency that has been designated by Lender and, after the final Securitization of the Loan, shall mean any of the foregoing that have rated and continue to rate any of the Certificates (excluding unsolicited ratings). “Rating Condition” means, with respect to any proposed action, the receipt by Lender of confirmation in writing from each of the Rating Agencies that such action shall not result, in and of itself, in a downgrade, withdrawal, or qualification of any rating then assigned to 29 [AM_ACTIVE 400655008_12]

any outstanding Certificates; except that if all or any portion of the Loan has not been Securitized pursuant to a Securitization rated by the Rating Agencies, then “Rating Condition” shall instead mean the receipt of prior written approval of both (x) the applicable Rating Agencies (if and to the extent that any portion of the Loan has been Securitized pursuant to a Securitization or series of Securitizations rated by such Rating Agencies), and (y) Lender in its reasonable discretion (it being agreed that it shall be reasonable for Lender to apply Rating Agency criteria in determining whether or not to grant such approval). No Rating Condition shall be regarded as having been satisfied unless and until any conditions imposed on the effectiveness of any confirmation from any Rating Agency shall have been satisfied. Lender shall have the right in its sole discretion to waive a Rating Condition requirement with respect to any Rating Agency that Lender determines has declined to review the applicable proposal. “Reference Banks” means four major banks in the London interbank market selected by Lender. “Regulatory Change” means any change after the Closing Date in federal, state or foreign laws or regulations or the adoption or the making, after such date, of any interpretations, directives or requests applying to a class of banks or companies controlling banks, including Lender, of or under any federal, state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof. Notwithstanding anything herein to the contrary, (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Regulatory Change”, regardless of the date enacted, adopted or issued. “Release” with respect to any Hazardous Substance means any release, deposit, discharge, emission, leaking, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances into the indoor or outdoor environment (including the movement of Hazardous Substances through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata), and “Released” has the meaning correlative thereto. “Release Price” means, with respect to each Property, the greater of (x) 80% of the Net Sales Proceeds of such Property and (y) 110% of the Allocated Loan Amount for such Property. “REMIC” means a “real estate mortgage investment conduit” as defined in Section 860D of the Code. “Rent Roll” has the meaning set forth in Section 4.14(a). “Required SPE” means Borrower and Borrower’s Manager. “Restricted Person” means each Required SPE and each of its direct and indirect equityholders that is not a Multi-Asset Person. 30 [AM_ACTIVE 400655008_12]

“Revenues” means all rents (including percentage rent), rent equivalents, moneys payable as damages pursuant to a Lease or in lieu of rent or rent equivalents (including all Termination Proceeds), royalties (including all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower from any and all sources including any obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Borrower and proceeds, if any, from business interruption or other loss of income insurance. “S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors. “Securitization” means a transaction in which all or any portion of the Loan is deposited into one or more trusts or entities that issue Certificates to investors, or a similar transaction (and the terms “Securitize” and “Securitized” have meanings correlative thereto). “Servicer” means the entity or entities appointed by Lender from time to time to serve as servicer and/or special servicer of the Loan. If at any time no entity is so appointed, the term “Servicer” shall be deemed to refer to Lender. “Severed Loan Documents” has the meaning set forth in Section 7.2(e). “Single-Purpose Entity” means a Person that: (a) was formed under the laws of the State of Delaware solely for the purpose of acquiring and holding an ownership interest in one or more of the Properties (or in the case of a Borrower’s Manager, managing Borrower); (b) does not engage in any business unrelated to the applicable Property; (c) does not own any assets other than those related to its interest in the applicable Property (and, in the case of Borrower, does not and will not own any assets on which Lender does not have a Lien, other than excess cash that has been released to Borrower pursuant hereto); (d) does not have any Debt other than Permitted Debt (or in the case of a Borrower’s Manager, reasonable and customary administrative expenses and state franchise taxes); (e) maintains books, accounts, records, financial statements, stationery, invoices and checks that are separate and apart from those of any other Person (except that such Person’s financial position, assets, results of operations and cash flows may be included in the consolidated financial statements of an affiliate of such Person in accordance with GAAP, provided that (i) any such consolidated financial statements do not suggest in any way that such Person’s assets are available to satisfy the claims of its 31 [AM_ACTIVE 400655008_12]

affiliate’s creditors and (ii) such assets shall also be listed on such Person’s own separate balance sheet); (f) is subject to and complies with all of the limitations on powers and separateness requirements set forth in the organizational documentation of such Person as of the Closing Date; (g) holds itself out as being a Person separate and apart from each other Person and not as a division or part of another Person; (h) conducts its business in its own name; (i) exercises reasonable efforts to correct any misunderstanding actually known to it regarding its separate identity, maintains an arms’-length relationship with its affiliates and only enters into a contract or agreement with an affiliate upon terms and conditions that are intrinsically fair, commercially reasonable and substantially similar to those that would be available on an arms’-length basis with unaffiliated third parties; (j) pays its own liabilities out of its own funds, including the salaries of its own employees, if any (provided that the foregoing shall not require such Person’s equityholders to make any additional capital contributions to such Person) and reasonably allocates any overhead that is shared with an affiliate, including paying for shared office space and services performed by any officer or employee of an affiliate; (k) maintains a sufficient number of employees, if any, in light of its contemplated business operations; (l) conducts its business so that the assumptions made with respect to it that are contained in the Nonconsolidation Opinion shall at all times be true and correct in all material respects; (m) maintains its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person; (n) observes all applicable entity-level formalities in all material respects; (o) does not commingle its assets with those of any other Person, and holds its assets in its own name; (p) does not assume, guarantee or become obligated for the debts of any other Person, and does not hold out its credit as being available to satisfy the obligations or securities of others or allow its affiliates to hold out their credit as being available to satisfy its obligations or securities (except pursuant to the Loan Documents); (q) does not acquire obligations or securities of its direct or indirect equityholders; 32 [AM_ACTIVE 400655008_12]

(r) does not pledge its assets for the benefit of any other Person and does not make any loans or advances to any other Person; (s) maintains adequate capital in light of its contemplated business operations (provided that the foregoing shall not require such Person’s partners, members or shareholders to make any additional capital contributions to such Person and provided further that the Property cash flow is sufficient to allow the maintenance of adequate capital (taking into account all other obligations of Borrower under the Loan and the costs and expenses of owning, operating and leasing the Property in accordance with the Loan Documents)); (t) has, or has a manager or managing member that has, two Independent Directors, and has organizational documents that (i) provide that the Independent Directors shall consider only the interests of Borrower, including its creditors, and shall have no fiduciary duties to Borrower’s equityholders (except to the extent of their respective interests in Borrower), and (ii) prohibit the replacement of any Independent Director without Cause and without giving at least two Business Days’ prior written notice to Lender and the Rating Agencies (except in the case of the death, legal incapacity, or voluntary non-collusive resignation of an Independent Director, in which case no prior notice to Lender or the Rating Agencies shall be required in connection with the replacement of such Independent Director with a new Independent Director that is provided by any of the companies listed in the definition of “Independent Director”); (u) if it is a limited liability company, has organizational documents that provide that upon the occurrence of any event that causes it to have no members while the Loan is outstanding, at least one of its Independent Directors shall automatically be admitted as its sole member and shall preserve and continue its existence without dissolution; (v) files its own tax returns separate from those of any other Person, except to the extent it is treated as a “disregarded entity” for tax purposes and is not required to file tax returns under applicable law, and pays any taxes required to be paid under applicable law only from its own funds; and (w) has by-laws or an operating agreement that provides that, for so long as the Loan is outstanding, such Person shall not take or consent to any of the following actions except to the extent expressly permitted in this Agreement and the other Loan Documents: (i) the dissolution, liquidation, consolidation, merger or sale of all or substantially all of its assets(and, in the case of a Borrower’s Manager, the assets of Borrower) or the division of such Person into multiple entities or series pursuant to Section 18-217 of the Delaware Limited Liability Company Act or otherwise; (ii) the engagement by such Person (and, in the case of a Borrower’s Manager, the engagement by Borrower) in any business other than the acquisition, development, management, leasing, ownership, maintenance and 33 [AM_ACTIVE 400655008_12]

operation of the applicable Property and activities incidental thereto (and, in the case of a Borrower’s Manager, activities incidental to the management of Borrower); (iii) the filing, or consent to the filing, of a bankruptcy or insolvency petition, any general assignment for the benefit of creditors or the institution of any other insolvency proceeding, the seeking or consenting to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official in respect of such Person, admitting in writing such Person’s inability to pay its debts generally as they become due, or the taking of any action in furtherance of any of the foregoing, in each case, in respect of itself or, in the case of Borrower’s Manager, in respect of Borrower, without the affirmative vote of both of its Independent Directors; and (iv) any amendment or modification of any provision of its (and, in the case of a General Partner, Borrower’s) organizational documents relating to qualification as a “Single-Purpose Entity”. “Sponsor” means, collectively, Hartman Income REIT, Inc., a Maryland corporation, Hartman Short Term Income Properties XIX, Inc., a Texas corporation and Hartman Short Term Income Properties XX, Inc., a Maryland corporation. “Spread Maintenance End Date” means the last day of the Interest Accrual Period that ends in April 2020. “Spread Maintenance Premium” means, with respect to each Note or Note Component, in connection with any prepayment thereof prior to the Spread Maintenance End Date, an amount equal to the product of (i) the LIBOR Spread that is or had been applicable to such Note or Note Component (regardless of whether the Loan is still a LIBOR Loan), times (ii) the principal amount so prepaid, times (iii) a fraction, the numerator of which is the number of days following the date through which interest on the prepaid amount has been paid through and including the last day of the Interest Accrual Period containing the Spread Maintenance End Date, and the denominator of which is 360. “Strike Rate” means (x) for so long as the Loan is a LIBOR Loan, 3.75%, and (y) if the Loan is converted to an Alternate Rate Loan or a Prime Rate Loan, the amount obtained by subtracting the Applicable Spread (or, following a Componentization, the weighted average Applicable Spread) from the sum of Strike Rate and the LIBOR Spread, in each case determined as of the Closing Date. “Subordination of Property Management Agreement” means that certain Consent and Agreement of Manager and Subordination of Management Agreement executed by Borrower and the Approved Property Manager as of the Closing Date, as the same may from time to time be amended, restated, replaced, supplemented or otherwise modified in accordance herewith. 34 [AM_ACTIVE 400655008_12]

“Successor Borrower” means a Single-Purpose Entity that is Ownership Controlled by one or more Qualified Equityholders. “Survey” means, with respect to each Property, a current land title survey thereof, certified to Borrower, the title company issuing the applicable Title Insurance Policy and Lender and their respective successors and assigns, in form and substance reasonably satisfactory to Lender. “Tenant” means any Person liable by contract or otherwise to pay monies (including a percentage of gross income, revenue or profits) pursuant to a Lease. “Tenant Improvements” means, collectively, (i) tenant improvements to be undertaken for any Tenant that are required to be completed by or on behalf of Borrower pursuant to the terms of such Tenant’s Lease, and (ii) tenant improvements paid or reimbursed through allowances to a Tenant pursuant to such Tenant’s Lease. “Tenant Notice” has the meaning set forth in Section 3.1(a). “Termination Proceeds” has the meaning set forth in Section 3.5(e). “Test Period” means each 12-month period ending on the last day of a Fiscal Quarter. “Threshold Amount” means, with respect to each Property, an amount equal to 5.0% of such Property’s Allocated Loan Amount. “Title Insurance Policy” means, with respect to each Property, an American Land Title Association lender’s title insurance policy or a comparable form of lender’s title insurance policy approved for use in the applicable jurisdiction, in form and substance reasonably satisfactory to Lender. “TI/LC Reserve Account” has the meaning set forth in Section 3.5(a). “TI/LC Reserve Initial Deposit” means $7,270,000. “TI/LC Threshold Amount” at any time means the product of (x) $1.25 times (y) the aggregate number of rentable square feet then contained in the Properties. Schedule J shows the number of rentable square feet contained in each of the Properties that is included in the Collateral as of the Closing Date. “Trade Payables” means unsecured amounts payable by or on behalf of Borrower for or in respect of the operation of the Properties in the ordinary course and that would under GAAP be regarded as ordinary expenses, including amounts payable to suppliers, vendors, contractors, mechanics, materialmen or other Persons providing property or services to the Properties or Borrower and the capitalized amount of any ordinary-course financing leases. “Transaction” means, collectively, the transactions contemplated and/or financed by the Loan Documents. 35 [AM_ACTIVE 400655008_12]

“Transfer” means the sale or other whole or partial conveyance of all or any portion of any of the Collateral or any direct or indirect interest therein to a third party, including granting of any purchase options, any division of a limited liability company into multiple entities or series pursuant to Section 18-217 of the Delaware Limited Liability Company Act with an allocation of Collateral to any such entity or series, rights of first refusal, rights of first offer or similar rights in respect of any portion of the Collateral or the subjecting of any portion of the Collateral to restrictions on transfer; except that the following shall not constitute a Transfer: (i) the conveyance of a space lease at a Property in accordance herewith; (ii) Permitted Encumbrances; and (iii) the sale or other whole or partial conveyance of all or any portion of any of the Collateral or any direct or indirect interest therein to Lender pursuant to a foreclosure or conveyance in lieu of foreclosure of all or any portion of the Collateral and (iv) a Condemnation of any portion of the Property in accordance with Section 5.16. “Treasury Constant Yield” means the arithmetic mean of the rates published as “Treasury Constant Maturities” as of 5:00 p.m., New York time, for the five Business Days preceding the date on which acceleration has been declared or, as applicable, the date on which a prepayment subject to a Yield Maintenance Premium pursuant to this Agreement is made, as shown on the USD screen of Reuters (or such other page as may replace that page on that service, or such other page or replacement therefor on any successor service), or if such service is not available, the Bloomberg Service (or any successor service), or if neither Reuters nor the Bloomberg Service is available, under Section 504 in the weekly statistical release designated H.15(519) (or any successor publication) published by the Board of Governors of the Federal Reserve System, for “On the Run” U.S. Treasury obligations corresponding to the Permitted Prepayment Date. If no such maturity shall so exactly correspond, yields for the two most closely corresponding published maturities shall be calculated pursuant to the foregoing sentence and the Treasury Constant Yield shall be interpolated or extrapolated (as applicable) from such yields on a straight-line basis (rounding, in the case of relevant periods, to the nearest month). “Trigger Level” means a DSCR of 2.0x. “Trigger Period” means each period that commences when DSCR, determined as of the first day of any Fiscal Quarter, is less than the Trigger Level and concludes when DSCR, determined as of the first day of each of two consecutive Fiscal Quarters thereafter, is equal to or greater than the Trigger Level (and if the financial reports required under Sections 5.12, 5.13 and 5.14 are not delivered to Lender as and when required hereunder, a Trigger Period shall be deemed to have commenced and be ongoing, unless and until such reports are delivered and they indicate that, in fact, no Trigger Period is ongoing). “Unfunded Obligations” means the items described in Schedule D. “Unfunded Obligations Account” has the meaning set forth in Section 3.8(a). “Unfunded Obligations Amount” means $3,330,907.25. “Use” means, with respect to any Hazardous Substance, the generation, manufacture, processing, distribution, handling, possession, use, discharge, placement, treatment, 36 [AM_ACTIVE 400655008_12]

disposal, disposition, removal, abatement, recycling or storage of such Hazardous Substance or transportation of such Hazardous Substance. “U.S. Tax” means any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof. “Waste” means any material abuse or destructive use (whether by action or inaction) of any Property. “Yield Maintenance Premium” means, with respect to any payment of principal on a Note or Note Component that is subject to a Yield Maintenance Premium pursuant to this Agreement, the product of: (A) a fraction whose numerator is the amount so paid and whose denominator is the outstanding principal balance of the Note or Note Component before giving effect to such payment, times (B) the excess of (1) the sum of the respective present values, computed as of the date of prepayment, of the remaining payments of principal and interest with respect to the Note or Note Component for the period from and including the date of prepayment through and including the Permitted Prepayment Date (assuming (i) a constant Applicable Index equal to the Strike Rate, (ii) a prepayment of the Loan in full on the Permitted Prepayment Date, and (iii) no other prepayments or acceleration of the Loan), determined by discounting such payments to the date on which such prepayment is made at the Treasury Constant Yield, over (2) the outstanding principal balance of the Note or Note Component on such date immediately prior to such prepayment; provided that the Yield Maintenance Premium shall not be less than 3% of the amount prepaid. The calculation of the Yield Maintenance Premium shall be made by Lender and shall, absent manifest error, be final, conclusive and binding upon all parties. (b) Rules of Construction. Unless otherwise specified, (i) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement, (ii) all meanings attributed to defined terms in this Agreement shall be equally applicable to both the singular and plural forms of the terms so defined, (iii) “including” means “including, but not limited to”, (iv) “mortgage” means a mortgage, deed of trust, deed to secure debt or similar instrument, as applicable, and “mortgagee” means the secured party under a mortgage, deed of trust, deed to secure debt or similar instrument, (v) the words “hereof,” “herein,” “hereby,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision, article, section or other subdivision of this Agreement, (vi) unless otherwise indicated, all references to “this Section” shall refer to the Section of this Agreement in which such reference appears in its entirety and not to any particular clause or subsection or such Section, (vii) the use of the phrases “an Event of Default exists”, “during the continuance of an Event of Default” or similar phrases in the Loan Documents shall not be deemed to grant Borrower any right to cure an Event of Default (except as expressly provided herein), and each Event of Default shall continue unless and until the same is waived by Lender in writing in accordance with the requirements of the Loan Documents, and 37 [AM_ACTIVE 400655008_12]

(viii) terms used herein and defined by cross-reference to another agreement or document shall have the meaning set forth in such other agreement or document as of the Closing Date, notwithstanding any subsequent amendment or restatement of or modification to such other agreement or document. Except as otherwise indicated, all accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP, as the same may be modified in this Agreement. ARTICLE I GENERAL TERMS Section 1.1. The Loan; Term. (a) On the Closing Date, subject to the terms and conditions of this Agreement, Lender shall make a loan to Borrower (the “Loan”) in an amount equal to the Loan Amount. The Loan shall initially be represented by a single Note that shall bear interest as provided in Section 1.2(a). All interest payable hereunder shall be computed on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period. All dollar amounts resulting from calculations hereunder will be rounded upward to the nearest cent. (b) The Loan shall be secured by the Collateral pursuant to the Mortgages and the other Loan Documents. (c) Upon written notice from Lender to Borrower from time to time (a “Componentization Notice”), the Note will be deemed to have been subdivided into multiple components (“Note Components”); provided, that any such subdivision following the Closing Date shall be at Lender’s sole cost and expense, except that Borrower shall pay its own legal expenses. Each Note Component shall have such notional balance as Lender shall specify in the most recent Componentization Notice and an interest rate equal to the sum of LIBOR plus such LIBOR Spread as Lender shall specify in such Componentization Notice, provided that the sum of the principal balances of all Note Components shall equal the then-current Principal Indebtedness, and the weighted average of the LIBOR Spreads, weighted on the basis of their respective principal balances, shall initially equal the percentage set forth in clause (x) of the definition of “LIBOR Spread”. Borrower shall be treated as the obligor with respect to each of the Note Components and, subject to Section 8.7. acknowledges that each Note Component may be individually beneficially owned by a separate Person. A Componentization Notice need not be countersigned by Borrower in order to be effective, but Borrower shall countersign any Componentization Notice if requested by Lender. The Note Components need not be represented by separate physical Notes, but if requested by Lender each Note Component shall be represented by a separate physical Note, in which case Borrower shall execute and return to Lender each such replacement Note, in substantially the same form as the Note executed and delivered on the Closing Date, promptly following Borrower’s receipt of an execution copy thereof. Voluntary and involuntary prepayments of principal on the Loan shall be applied to the Notes or Note Components sequentially or in such other manner specified by Lender in the Componentization Notice which may increase the weighted average interest rate of the Notes or Note Components (with the result that the monthly interest payment owed by Borrower might increase). If a portion of the Loan is structured as one or more mezzanine loans, all prepayments 38 [AM_ACTIVE 400655008_12]

shall be applied on a pro-rata basis between the Loan and any such mezzanine loans (but sequentially, or in such other sequence as Lender shall determine in its sole discretion, within the components of Loan, as described in the immediately preceding sentence), except with respect to amounts applied toward principal during the continuance of an Event of Default or as a result of a Casualty or Condemnation, which amounts shall be applied sequentially or in such other sequence as Lender shall determine in its sole discretion with respect to both the Loan and any mezzanine loans and among the Note Components. (d) Borrower shall have three successive options to extend the scheduled Maturity Date of the Loan to the Payment Date in the month containing the one-year anniversary of the Maturity Date as theretofore in effect (the period of each such extension, an “Extension Term”), provided that as a condition to each Extension Term, (i) Borrower shall deliver to Lender written notice of such extension at least 30 and not more than 60 days prior to the Maturity Date as theretofore in effect; (ii) no Event of Default or monetary Default shall be continuing on either the date of such notice or the Maturity Date as theretofore in effect; (iii) Borrower shall have obtained an Interest Rate Cap Agreement for the applicable Extension Term and collaterally assigned such Interest Rate Cap Agreement to Lender pursuant to an Assignment of Interest Rate Cap Agreement; (iv) Debt Yield for the most recently ended Test Period shall be no less than 12.50%; and (v) Borrower shall have reimbursed Lender for all reasonable out-of- pocket expenses incurred by Lender in connection with such extension. If Borrower fails to exercise any extension option in accordance with the provisions of this Agreement, such extension option, and any subsequent extension option hereunder, will automatically cease and terminate. For avoidance of doubt, no such extension shall be subject to any conditions other than those expressly set forth in this Section. Section 1.2. Interest and Principal. (a) On each Payment Date, Borrower shall pay to Lender interest on the outstanding principal balance of each Note or Note Component for the entire Interest Accrual Period in which such Payment Date falls at a rate per annum equal to the sum of LIBOR, determined as of the Interest Determination Date immediately preceding such Interest Accrual Period, plus the applicable LIBOR Spread; provided that if the Loan has been converted to an Alternate Rate Loan or Prime Rate Loan, such rate per annum shall instead be the sum of the Alternate Rate Index or Prime Rate, respectively, determined as of the Interest Determination Date immediately preceding such Interest Accrual Period, plus the Alternate Rate Spread or Prime Rate Spread, respectively, in each case subject to the proviso that in no event shall the rate per annum of any Note or Note Component be less than the LIBOR Spread corresponding to such Note or Note Component while the Loan was a LIBOR Loan. Together with the interest payment required pursuant to the immediately preceding sentence, Borrower shall pay to Lender all amounts required to be reserved by Lender on the applicable Payment Date pursuant to Article III of this Agreement. Notwithstanding the foregoing, interest shall be payable on the Indebtedness, including due but unpaid interest, at the Default Rate with respect to any portion of such Interest Accrual Period falling during the continuance of an Event of Default. As of the Closing Date, the Loan is a LIBOR Loan, and except as provided in Section 1.2(d), the Loan shall at all times be a LIBOR Loan. On the Closing Date, Borrower shall pay interest from and including the Closing Date through the end of the first Interest Accrual Period in lieu of making such payment on the first Payment Date following the Closing Date. 39 [AM_ACTIVE 400655008_12]

(b) No prepayments of the Loan shall be permitted except for (i) prepayments made pursuant to Section 2.1 and (ii) prepayments resulting from Casualty or Condemnation as described in Section 5.16. The entire outstanding Principal Indebtedness, together with all interest thereon through the end of the Interest Accrual Period in which the Maturity Date falls (calculated as if such Principal Indebtedness were outstanding for the entire Interest Accrual Period) and all other amounts then due under the Loan Documents shall be due and payable by Borrower to Lender on the Maturity Date. (c) From and after the occurrence and during the continuance of an Event of Default, the Indebtedness shall bear interest at the applicable Default Rate and, in the case of all amounts not paid when due hereunder, Borrower shall pay to Lender a late fee in an amount equal to the lesser of five percent of such unpaid sum and the maximum amount permitted by applicable law, in order to defray a portion of the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment (except that no late fee shall be payable in respect of a late payment of the Principal Indebtedness on the Maturity Date, whether or not accelerated). (d) If Lender determines in good faith as of any Interest Determination Date that (x) adequate and reasonable means do not exist for ascertaining LIBOR and (y) LIBOR has been succeeded by an Alternate Rate Index, then the Loan shall be converted to an Alternate Rate Loan effective as of the first day of the Interest Accrual Period corresponding to such Interest Determination Date and such conversion shall be permanent. However, if Lender determines in good faith as of any Interest Determination Date that (x) adequate and reasonable means do not exist for ascertaining LIBOR but (y) LIBOR has not been succeeded by an Alternate Rate Index (or LIBOR had previously been succeeded by an Alternate Rate Index but Lender determines in good faith that adequate and reasonable means no longer exist for ascertaining the Alternate Rate Index), then the Loan shall be converted to a Prime Rate Loan effective as of the first day of the Interest Accrual Period corresponding to such Interest Determination Date. If any portion of the Loan has been converted to a Prime Rate Loan pursuant to this Section and Lender thereafter determines as of any Interest Determination Date that LIBOR or an Alternate Rate Index is then available, then the Loan shall be converted to a LIBOR Loan or Alternate Rate Loan, as applicable, as of the first day of the Interest Accrual Period corresponding to such Interest Determination Date. Borrower shall pay to Lender, promptly following demand, any additional amounts necessary to compensate Lender for any reasonable actual and documented out-of-pocket costs incurred by Lender in making any conversion in accordance with this Section, including interest or fees payable by Lender to lenders of funds obtained by it in order to maintain a LIBOR Loan (or Alternate Rate Loan) hereunder. Except as provided in this Section, the Loan shall at all times be a LIBOR Loan. In no event shall Borrower have the right to convert a LIBOR Loan to an Alternate Rate Loan or Prime Rate Loan, to convert an Alternate Rate Loan to a LIBOR Loan or a Prime Rate Loan, or to convert a Prime Rate Loan to an Alternate Rate Loan or a LIBOR Loan. (e) If all or any portion of the Principal Indebtedness is paid to Lender prior to the Permitted Prepayment Date following acceleration of the Loan, Borrower shall pay to Lender an amount equal to the applicable Yield Maintenance Premium. Amounts received in respect of the Indebtedness during the continuance of an Event of Default shall be applied toward interest, principal and other components of the Indebtedness (in such order as Lender shall determine) 40 [AM_ACTIVE 400655008_12]

before any such amounts are applied toward payment of Yield Maintenance Premiums, with the result that Yield Maintenance Premiums shall accrue as the Principal Indebtedness is repaid but no amount received from Borrower shall constitute payment of a Yield Maintenance Premium until the remainder of the Indebtedness shall have been paid in full. Borrower acknowledges that (i) a prepayment prior to the Permitted Prepayment Date will cause damage to Lender; (ii) the Yield Maintenance Premium is intended to compensate Lender, in connection with any prepayment (other than as a result of Casualty or Condemnation) prior to the Permitted Prepayment Date, for the loss of its investment and the expense incurred and time and effort associated with making the Loan, which will not be fully repaid if the Loan is prepaid; (iii) it will be extremely difficult and impractical to ascertain the extent of Lender’s damages caused by a prepayment after an acceleration or any other prepayment not permitted by the Loan Documents prior to the Permitted Prepayment Date; and (iv) the Yield Maintenance Premium represents Lender’s and Borrower’s reasonable estimate of Lender’s damages from the prepayment and is not a penalty. Section 1.3. Method and Place of Payment. Except as otherwise specifically provided in this Agreement, all payments and prepayments under this Agreement and the Notes (including any deposit into the Cash Management Account pursuant to Section 3.2(b)) shall be made to Lender not later than 1:00 p.m., New York City time, on the date when due and shall be made in lawful money of the United States of America by wire transfer in federal or other immediately available funds to the account specified from time to time by Lender. Any funds received by Lender after such time shall be deemed to have been paid on the next succeeding Business Day. Lender shall notify Borrower in writing of any changes in the account to which payments are to be made. If the amount received from Borrower (or from the Cash Management Account pursuant to Section 3.2(a)) is less than the sum of all amounts then due and payable hereunder, such amount shall be applied, at Lender’s sole discretion, either toward the components of the Indebtedness (e.g., interest, principal and other amounts payable hereunder) and the Notes and Note Components, in such sequence as Lender shall elect in its sole discretion, and/or toward the payment of Property expenses. Whenever any payment to be made hereunder or under any other Loan Document shall be stated to be due on a day which is not a Business Day, the due date thereof shall be deemed to be the immediately preceding Business Day. Section 1.4. Taxes; Regulatory Change. (a) Borrower shall indemnify Lender and hold Lender harmless from and against any present or future stamp, documentary or other similar or related taxes or other similar or related charges now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority by reason of the execution and delivery of the Loan Documents and any consents, waivers, amendments and enforcement of rights under the Loan Documents. (b) Reasonably promptly following Borrower’s request, the initial Lender shall complete and deliver to Borrower a duly executed Form W-9 certifying that it is not subject to backup withholding. If Borrower is required by law to withhold or deduct any amount from any payment hereunder in respect of any Borrower Tax, Borrower shall withhold or deduct the appropriate amount, remit such amount to the appropriate Governmental Authority and pay to the Lender and each Person to whom there has been an Assignment or Participation of a Loan such additional amounts as are necessary in order that the net payment of any amount due 41 [AM_ACTIVE 400655008_12]

hereunder, after deduction for or withholding in respect of any Borrower Tax imposed with respect to such payment, will not be less than the amount stated in this Agreement to be then due and payable; except that the foregoing obligation to pay such additional amounts shall not apply (i) to any net income or franchise taxes imposed by the jurisdiction under the laws of which the Lender is organized, has its principal place of business or where its applicable lending office is located, (ii) any U.S. Taxes imposed pursuant to FATCA, (iii) any U.S. federal backup withholding tax, or (iv) to any amount of Borrower Taxes imposed solely by reason of the failure by an assignee to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such Person (or beneficial owner, as the case may be) if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such Borrower Taxes. If Borrower shall fail to pay any Borrower Taxes or other amounts that Borrower is required to pay pursuant to this Section, and Lender or any Person to whom there has been an Assignment or Participation of a Loan pays the same, Borrower shall reimburse Lender or such Person promptly following demand therefor in the currency in which such Borrower Taxes or other amounts are paid, whether or not such Borrower Taxes were correctly or legally asserted, together with interest thereon from and including the date of payment to but excluding the date of reimbursement at a rate per annum equal to the Default Rate. (c) Within 30 days after paying any amount from which it is required by law to make any deduction or withholding, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, Borrower shall deliver to Lender an official receipt, certified copy, or other evidence of such deduction, withholding or payment (as the case may be) reasonably acceptable to Lender. (d) If, as a result of any Regulatory Change, any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with, Lender or any holder of all or a portion of the Loan is imposed, modified or deemed applicable and the result is to increase the cost to such Lender or such holder of making or holding the Loan, or to reduce the amount receivable by Lender or such holder hereunder in respect of any portion of the Loan by an amount deemed by Lender or such holder to be material (such increases in cost and reductions in amounts receivable, “Increased Costs”), then Borrower agrees that it will pay to Lender or such holder upon Lender’s or such holder’s request such additional amount or amounts as will compensate Lender and/or such holder for such Increased Costs to the extent that such Increased Costs are reasonably allocable to the Loan. Lender will notify Borrower in writing of any event occurring after the Closing Date that will entitle Lender or any holder of the Loan to compensation pursuant to this Section as promptly as practicable after it obtains knowledge thereof and determines to request such compensation and will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender. If such Lender shall fail to notify Borrower of any such event within 9 months following the end of the month during which such event occurred, then Borrower’s liability for any amounts described in this Section incurred by such Lender as a result of such event shall be limited to those attributable to the period occurring subsequent to the date that is 9 months prior to the date upon which such Lender actually notified Borrower of the occurrence of such event. Notwithstanding the foregoing, in no event shall Borrower be required 42 [AM_ACTIVE 400655008_12]

to compensate Lender or any holder of the Loan for any portion of the income or franchise taxes of Lender or such holder, whether or not attributable to payments made by Borrower. If a Lender requests compensation under this Section, Borrower may, by notice to Lender, require that such Lender furnish to Borrower a statement setting forth in reasonable detail the basis for requesting such compensation and the method for determining the amount thereof. Section 1.5. Interest Rate Cap Agreements. (a) On or prior to the Closing Date, Borrower shall obtain, and thereafter maintain in effect, an Interest Rate Cap Agreement, which shall be coterminous with the initial term of the Loan and have a notional amount equal to the Loan Amount. The initial Interest Rate Cap Agreement shall have a strike rate equal to or less than the Strike Rate. (b) If Borrower exercises any of its options to extend the term of the Loan pursuant to Section 1.1(d), then on or prior to the commencement of the applicable Extension Term, Borrower shall obtain, and thereafter maintain in effect, an Interest Rate Cap Agreement having (x) a term coterminous with such Extension Term, (y) a notional amount at least equal to the Principal Indebtedness as of the first day of such Extension Term, and (z) a strike rate equal to or less than the Strike Rate. (c) Borrower shall collaterally assign to Lender pursuant to an Assignment of Interest Rate Cap Agreement all of its right, title and interest in any and all payments under each Interest Rate Cap Agreement and shall deliver to Lender an executed counterpart of such Interest Rate Cap Agreement and obtain the consent of the Acceptable Counterparty to such collateral assignment (as evidenced by the Acceptable Counterparty’s execution of such Assignment of Interest Rate Cap Agreement). (d) Borrower shall comply with all of its obligations under the terms and provisions of each Interest Rate Cap Agreement. All amounts paid under an Interest Rate Cap Agreement shall be deposited directly into the Lockbox Account. Borrower shall take all actions reasonably requested by Lender to enforce Lender’s rights under the Interest Rate Cap Agreement in the event of a default by the counterparty thereunder and shall not waive, amend or otherwise modify any of its rights thereunder. (e) If, at any time during the term of the Loan, the counterparty to the Interest Rate Cap Agreement then in is downgraded below (i) a long-term unsecured debt rating or counterparty rating of A by S&P, or (ii) a long-term unsecured debt rating of A2 by Moody’s, or if any such rating is withdrawn or qualified, and thereafter fails to abide by the requirements set forth in such Interest Rate Cap Agreement with respect to ratings downgrades, then Borrower shall promptly obtain a replacement Interest Rate Cap Agreement satisfying the requirements set forth in paragraph (a) or (b) above, as applicable, with a counterparty that is an Acceptable Counterparty. (f) Within 10 Business Days following the Closing Date, and at any time that Borrower obtains a replacement Interest Rate Cap Agreement pursuant to this Section, Borrower shall deliver to Lender a customary legal opinion or opinions from counsel to the applicable 43 [AM_ACTIVE 400655008_12]

Acceptable Counterparty (which counsel may be internal counsel) in form and substance reasonably satisfactory to Lender. (g) If Lender converts the Loan from a LIBOR Loan to either a Prime Rate Loan or an Alternate Rate Loan in accordance herewith, then Borrower shall promptly obtain, and thereafter maintain in effect, an Interest Rate Cap Agreement that hedges against increases in the Prime Rate or the Alternate Rate, as applicable, having (z) a strike rate that is equal to or less than the Strike Rate, determined as of the date of such conversion, (y) a term through the end of the Interest Accrual Period containing the then applicable Maturity Date, and (z) a notional amount at least equal to the Principal Indebtedness (provided that if such an Interest Rate Cap Agreement is not then commercially available, then Borrower may propose for Lender’s reasonable approval to (a) modify the existing Interest Rate Cap Agreement then in effect in a manner that would afford Lender substantially equivalent protection from increases in the interest rate, or (b) obtain an alternative hedging instrument that would afford Lender substantially equivalent protection from increases in the interest rate). Section 1.6. Release. Upon payment of the Indebtedness in full when permitted or required hereunder, Lender shall execute instruments prepared by Borrower and reasonably satisfactory to Lender, which, at Borrower’s election and at Borrower’s sole cost and expense, either (a) release and discharge all Liens on all Collateral securing payment of the Indebtedness (subject to Borrower’s obligation to pay any associated costs and expenses), including all balances in the Collateral Accounts; or (b) assign such Liens (and the Loan Documents) to a new lender designated by Borrower. Any release or assignment provided by Lender pursuant to this Section shall be without recourse, representation or warranty of any kind. ARTICLE II VOLUNTARY PREPAYMENT AND ASSUMPTION Section 2.1. Voluntary Prepayment. (a) Borrower shall be prohibited from prepaying the Loan, in whole or in part, prior to the Permitted Prepayment Date. Borrower shall have the right, at its option, upon 30 days’ prior written notice to Lender, to prepay the Loan in whole or in part at any time on or after the Permitted Prepayment Date, provided that if such prepayment is made prior to the Spread Maintenance End Date, Borrower shall pay to Lender simultaneously with such prepayment the applicable Spread Maintenance Premium. Each such prepayment that is made on a Payment Date shall be accompanied by all interest that would otherwise have been due on such Payment Date had the prepayment not occurred, and each such prepayment that is not made on a Payment Date shall be accompanied by all interest that would have been due on the next succeeding Payment Date had the prepayment not occurred. Following any such prepayment, Borrower may release or transfer, free and clear of the Lien of the Loan Documents, a portion of the notional amount of the Interest Rate Cap Agreement equal to the amount of such prepayment. Any partial prepayment shall be applied to the last payments of principal due under the Loan. Borrower’s notice of prepayment shall create an obligation of Borrower to prepay the Loan as set forth therein, but may be rescinded with five days’ written notice to Lender (subject to payment of any reasonable out-of-pocket costs and expenses resulting from such rescission). 44 [AM_ACTIVE 400655008_12]

(a) If the Note has been Componentized, all prepayments of the Loan shall be applied to the Notes or Note Components in the sequence set forth in the Componentization Notice. Section 2.2. Property Releases. (a) On or after the Permitted Prepayment Date, provided no Event of Default is then continuing and all amounts then due and owing to Lender have been paid in full, Borrower shall have the right, at its option, on not less than 30 days’ prior written notice to Lender, to obtain the release of one or more of the Properties from the Liens of the Loan Documents in connection with a bona-fide sale to an unaffiliated third party, provided that the following conditions shall have been satisfied: (i) Borrower shall prepay the Loan, in accordance with Section 2.1, in an amount equal to the applicable Release Price, which prepayment shall be accompanied by the other amounts specified in Section 2.1. (ii) Unless the Loan is repaid in full, Debt Yield for the Test Period then most recently ended, recalculated to include only income and expense attributable to the Properties remaining after the contemplated release, shall be no less than the Debt Yield Threshold. (iii) If any portion of the Loan has been Securitized in a REMIC, after giving effect to the release of the Property or Properties, the Lender 80% Determination shall have been satisfied or, if the same is not so satisfied, then Borrower shall have prepaid the Loan in an amount equal to the lesser of (x) the fair market value of the Property or Properties so released (as determined by Lender in its sole discretion using any commercially reasonable method permitted to a REMIC and excluding the value attributable to any property that is not an interest in real property within the meaning of Section 860(G)(a)(3)(A) of the Code) and (y) the amount necessary to obtain a Lender 80% Determination. (iv) If any portion of the Loan has been Securitized in a REMIC, Borrower shall deliver to Lender an opinion of counsel in form and substance which would be acceptable to a prudent lender of securitized commercial mortgage loans acting reasonably, stating, among other things, that any REMIC formed pursuant to a Securitization will not fail to maintain its status as a REMIC as a result of such release and will not be subject to tax on any “prohibited transactions” or “prohibited contributions” as a result of such release. (v) Borrower shall reimburse Lender for any actual out-of-pocket costs and expenses incurred by Lender in connection with this Section 2.2 (including the reasonable fees and expenses of legal counsel and the reasonable out-of-pocket expenses of the Servicer). (b) Upon satisfaction of the requirements set forth in this Section, Lender will execute and deliver to Borrower such instruments, prepared by Borrower and reasonably 45 [AM_ACTIVE 400655008_12]

approved by Lender, as shall be necessary to release the applicable Property from the Liens of the Loan Documents. Section 2.3. Assumption. From and after the first anniversary of the Closing Date, the initial Borrower shall have the right to contemporaneously Transfer all of the Collateral to a Successor Borrower that will assume all of the obligations of Borrower hereunder and under the other Loan Documents (an “Assumption”), provided no Event of Default or monetary Default is then continuing or would result therefrom, Lender consents to the Assumption in writing, and the following conditions are met to the reasonable satisfaction of Lender: (i) Such Successor Borrower shall have executed and delivered to Lender an assumption agreement (including an assumption of the applicable Mortgage in recordable form, if requested by Lender), in form and substance reasonably acceptable to Lender, evidencing its agreement to abide and be bound by the terms of the Loan Documents and containing representations substantially equivalent to those contained in Article IV (recast, as necessary, such that representations that specifically relate to Closing Date are remade as of the date of such Assumption), together with an updated Exception Schedule that does not disclose exceptions that individually or in the aggregate have a Material Adverse Effect. For avoidance of doubt, such assumption agreement shall not require any paydown, new or altered cash management or escrow provisions, new recourse carveouts or any other new or different loan terms, but rather shall evidence the Successor Borrower’s assumption of the unmodified terms hereof with only such changes as are reasonably requested by the Successor Borrower to reflect its organizational structure. (ii) Such Uniform Commercial Code financing statements as may be reasonably requested by Lender shall be filed. (iii) A Person satisfactory to Lender in its sole discretion assumes all obligations, liabilities, guarantees and indemnities of Sponsor and any other guarantor under the Loan Documents pursuant to documentation satisfactory to Lender (and upon such assumption by such Person, Sponsor and any other such guarantor shall be released on a forward-looking basis from such obligations, liabilities, guarantees and indemnities). (iv) Such Successor Borrower shall have delivered to Lender legal opinions of counsel reasonably acceptable to Lender that are equivalent to the opinions delivered to Lender on the Closing Date, including new nonconsolidation opinions that are reasonably satisfactory to Lender and satisfactory to each of the Rating Agencies; and Borrower and the Successor Borrower shall have delivered such other documents, certificates and legal opinions, including relating to REMIC or grantor trust matters, as applicable, as Lender shall reasonably request. (v) Such Successor Borrower shall have delivered to Lender all documents reasonably requested by it relating to the existence of such Successor Borrower and the due authorization of the Successor Borrower to assume the Loan and to execute and deliver the documents described in this Section, each in form and substance reasonably satisfactory to Lender, including a certified copy of the applicable resolutions from all 46 [AM_ACTIVE 400655008_12]

appropriate persons, certified copies of the organizational documents of the Successor Borrower, together with all amendments thereto, and certificates of good standing or existence for the Successor Borrower issued as of a recent date by its state of organization and each other state where such entity, by the nature of its business, is required to qualify or register. (vi) The Title Insurance Policies shall have been properly endorsed to reflect the Transfer of the Properties to the Successor Borrower. (vii) The Rating Condition shall have been satisfied. (viii) Lender’s standard “know-your-customer” requirements shall have been satisfied with respect to any Person that holds 10% or more of the direct or indirect equity interests in, or Controls, the Successor Borrower. Lender shall use diligent and commercially reasonable efforts to complete its “know your customer” diligence within 30 days after receiving the information necessary to do so. (ix) Borrower shall have paid to Lender a nonrefundable assumption fee in an amount equal to 0.5% of the Principal Indebtedness. Lender shall not be permitted to charge a fee in excess of the foregoing amount, but shall be permitted to charge a non- refundable processing fee of up to $10,000 as a condition to evaluating a proposed Assumption (which processing fee shall be credited toward the foregoing assumption fee if the Assumption occurs). (x) Borrower shall have reimbursed Lender for its reasonable out-of-pocket costs and expenses, including amounts actually owed to Rating Agencies (but no fee shall be charged by Lender or any Servicer except for the assumption fee described herein). Section 2.4. Transfers of Equity Interests in Borrower. No direct or indirect equity interests in Borrower shall be conveyed or otherwise transferred to any Person unless the following conditions are satisfied: (i) With respect to any transferee that, as a result of such transfer, will hold 10% or more of the direct or indirect interest in Borrower or will control, Borrower, Lenders standard “know-your-customer” requirements shall have been satisfied. Lender shall use diligent and commercially reasonable efforts to complete its “know your customer” diligence within 30 days after receiving the information necessary to do so. (ii) No Prohibited Change of Control, Prohibited Equity Pledge or Prohibited Preferred Equity shall occur or exist as a result thereof; (iii) If any such conveyance or transfer results in Borrower ceasing to be Ownership Controlled by Sponsor (and in connection with each subsequent conveyance or transfer that again changes the identity of the Qualified Equityholder that Ownership Controls Borrower), then each of the following conditions shall be satisfied: (1) no Event of Default or monetary Default shall be continuing, (2) Borrower shall have paid to Lender a transfer fee in an amount equal to 0.5% of the Principal Indebtedness at the time of such conveyance or transfer, and (3) a Person satisfactory to Lender in its sole 47 [AM_ACTIVE 400655008_12]

discretion shall have assumed all obligations, liabilities, guarantees and indemnities of Sponsor and any other guarantor under the Loan Documents pursuant to documentation satisfactory to Lender (and upon such assumption by such Person, Sponsor and any other such guarantor shall be released on a forward-looking basis from such obligations, liabilities, guarantees and indemnities). Lender shall not be permitted to charge a transfer fee in excess of the foregoing amount, but shall be permitted to charge a non-refundable processing fee of up to $10,000 as a condition to evaluating a proposed transfer (which processing fee shall be credited toward the foregoing transfer fee if the transfer occurs). (iv) If such conveyance or transfer results in any Person acquiring more than 49% of the direct or indirect equity interest in any Required SPE (even if not constituting a Prohibited Change of Control), where prior to such conveyance or transfer such Person did not own more than 49% of the direct or indirect equity interest in any Required SPE, Borrower shall have delivered to Lender with respect to such Person a new non- consolidation opinion that in Lender’s reasonable judgment satisfies the then-current criteria of the Rating Agencies (and, to the extent that the criteria of the Rating Agencies has not changed in any material respect since the Closing Date, Lender’s approval of any such non-consolidation opinion that is in substantially the form of the Nonconsolidation Opinion shall not be unreasonably withheld, delayed or conditioned). (v) Borrower shall have reimbursed Lender for its reasonable out-of-pocket costs and expenses, including amounts actually owed to the Rating Agencies (but no fee shall be charged by Lender or any Servicer except for the transfer fee described herein, if applicable). (vi) Lender shall have received 10 days’ advance written notice of any conveyance or transfer of 10% or more of the direct or indirect equity interests in, or Control of, Borrower or for which a new non-consolidation opinion is required under clause (iv) above. Section 2.5. Additional Permitted Transfers. Transfers of indirect equity interests in Borrower in connection with the formation of a real estate investment trust (“REIT”) that is listed and publicly traded on a major exchange shall be permitted subject to the satisfaction of the following conditions: (i) such REIT assumes all obligations, liabilities, guarantees and indemnities of Sponsor and any other guarantor under the Loan Documents pursuant to documentation satisfactory to Lender (and upon such assumption by such Person, Sponsor and any other such guarantor shall be released on a forward-looking basis from such obligations, liabilities, guarantees and indemnities); (ii) after giving effect to any such transfer, Borrower continues to be Ownership Controlled by one or more Qualified Equityholders; (iii) the requirements of Section 2.4 shall have been satisfied; and (iv) Allen R. Hartman shall serve on the board of directors of such REIT or serve as a senior director thereof. 48 [AM_ACTIVE 400655008_12]

ARTICLE III ACCOUNTS Section 3.1. Cash Management Account. (a) On or prior to the Closing Date, Borrower shall establish and thereafter maintain with the Lockbox Bank one or more lockbox accounts into which income from the Properties will be deposited (the “Lockbox Account”). As a condition precedent to the closing of the Loan, Borrower shall cause the Lockbox Bank to execute and deliver an agreement (as modified or replaced in accordance herewith, a “Deposit Account Control Agreement”) which provides, inter alia, that Borrower shall have no access to funds in the Lockbox Account and that at the end of each Business Day the Lockbox Bank will remit all amounts contained therein directly into an account specified by Lender. So long as no Trigger Period or Event of Default is continuing, Lender shall specify the Operating Account for such remittance by the Lockbox Bank, and during the continuance of a Trigger Period or Event of Default Lender shall specify Lender’s cash management account (the “Cash Management Account”) for such remittance by the Lockbox Bank. (b) Within fifteen days following the Closing Date, Borrower shall deliver to each Tenant in the Property a written notice (a “Tenant Notice”) in the form of Schedule H instructing that (i) all payments under the Leases shall thereafter be remitted by them directly to, and deposited directly into, the Lockbox Account, and (ii) such instruction may not be rescinded unless and until such Tenant receives from Borrower or Lender a copy of Lender’s written consent to such rescission. Borrower shall send a copy of each such written notice to Lender and shall redeliver such notices to each Tenant until such time as such Tenant complies therewith. Borrower shall cause all cash Revenues relating to the Properties and all other money received by Borrower or the Approved Property Manager with respect to the Properties (other than tenant security deposits required to be held in escrow accounts) to be deposited in the Lockbox Account or the Cash Management Account by the end of the first Business Day following Borrower’s or the Approved Property Manager’s receipt thereof. (c) Lender shall have the right at any time and from time to time in its sole discretion to change the Eligible Institution at which any one or more of the Collateral Accounts (other than the Lockbox Account) is maintained (and in the case of any such change in respect of the Cash Management Account, Lender shall deliver not less than five Business Days’ prior written notice to Borrower and the Lockbox Bank). In addition, during the continuance of an Event of Default, or if the Lockbox Bank fails to comply with the Deposit Account Control Agreement or ceases to be an Eligible Institution, Lender shall have the right at any time, upon not less than 30 days’ prior written notice to Borrower, to replace the Lockbox Bank with any Eligible Institution at which Eligible Accounts may be maintained that will promptly execute and deliver to Lender a Deposit Account Control Agreement satisfactory to Lender. (c) Borrower shall maintain at all times an Operating Account into which amounts may be deposited from time to time pursuant hereto. Borrower shall not permit any amounts unrelated to a Property to be commingled with amounts on deposit in the Operating Account and shall cause all amounts payable with respect to Operating Expenses for the 49 [AM_ACTIVE 400655008_12]

Properties to be paid from the Operating Account or the Cash Management Account (to the extent required or permitted hereunder) and no other account. Borrower shall deliver to Lender each month the monthly bank statement related to such Operating Account. So long as no Event of Default is continuing, Borrower shall be permitted to withdraw amounts from the Operating Account for the purpose of paying bona fide Property expenses incurred in accordance with this Agreement; and provided no Event of Default or Trigger Period is continuing, Borrower shall be permitted to make equity distributions from amounts remaining therein after all Property expenses that are then due and payable have been paid. During the continuance of an Event of Default, all amounts contained in the Operating Account shall be remitted to the Cash Management Account. Section 3.2. Distributions from Cash Management Account. (a) On each Payment Date during a Trigger Period, provided no Event of Default is continuing (and, if and to the extent Lender so elects in its sole discretion, during the continuance of an Event of Default until the Loan has been accelerated), Lender shall transfer amounts from the Cash Management Account, to the extent available therein, to make the following payments in the following order of priority: (i) to the Basic Carrying Costs Escrow Account, the amounts then required to be deposited therein pursuant to Section 3.4; (ii) to Lender, the amount of all scheduled or delinquent interest and principal on the Loan and all other amounts then due and payable under the Loan Documents (with any amounts in respect of principal paid last); (iii) to the Operating Account, an amount equal to the Budgeted Operating Expenses for the month in which such Payment Date occurs, plus the minimum amount necessary to be distributed in order to comply with REIT regulations, provided, that (x) in no event shall such disbursements for the purpose of complying with REIT regulations exceed $125,000 per annum, (y) the amounts disbursed to the Operating Account in respect of Budgeted Operating Expenses pursuant to this clause (iii) shall be used by Borrower solely to pay Budgeted Operating Expenses for such month (Borrower agreeing that, in the event that such Budgeted Operating Expenses exceed the actual operating expenses for such month, such excess amounts shall be remitted by Borrower to the Cash Management Account prior to the next succeeding Payment Date) and (z) no amounts will be disbursed to Borrower in respect of the fees of the Approved Property Manager to the extent such fees exceed the Maximum Management Fee; (iv) to the Capital Expenditure Reserve Account, the amount, if any, required to be deposited therein pursuant to Section 3.6; (v) to the TI/LC Reserve Account, the amount, if any, required to be deposited therein pursuant to Section 3.5; and (vi) all remaining amounts to the Excess Cash Flow Reserve Account. 50 [AM_ACTIVE 400655008_12]

(b) If on any Payment Date during a Trigger Period the amount in the Cash Management Account is insufficient to make all of the transfers described above (other than remittance of excess cash to the Excess Cash Flow Reserve Account), then Borrower shall remit to the Cash Management Account on such Payment Date the amount of such deficiency. If Borrower fails to remit such amount to the Cash Management Account, the same shall constitute an Event of Default and, in addition to all other rights and remedies provided for under the Loan Documents, Lender may disburse and apply the amounts in the Collateral Accounts in accordance with Section 3.11(c). If on any Payment Date, the amount in the Cash Management Account is sufficient to make the transfers described in Section 3.2(b)(i) through (v) above (without taking into account any amounts contained in subaccounts of the Cash Management Account), such amount shall be deemed paid to Lender whether or not Lender instructs the Cash Management Bank to make such transfers. Section 3.3. Loss Proceeds Account. (a) Lender will maintain an Eligible Account (which may be a book-entry subaccount) for the purpose of depositing any Loss Proceeds (the “Loss Proceeds Account”). (b) Provided no Event of Default is continuing, funds in the Loss Proceeds Account shall be applied in accordance with Section 5.16. Section 3.4. Basic Carrying Costs Escrow Account. (a) Lender will maintain an Eligible Account (which may be a book-entry subaccount) for the purpose of reserving amounts payable by Borrower in respect of Property Taxes, Ground Rents and insurance premiums (the “Basic Carrying Costs Escrow Account”). (b) On each Payment Date, Borrower shall remit to Lender, for deposit into the Basic Carrying Costs Escrow Account, an amount equal to the sum of (i) an amount sufficient to pay all Property Taxes by the 30th day prior to the date they come due, assuming subsequent monthly fundings on Payment Dates of 1/12 of projected annual Property Taxes, plus (ii) an amount sufficient to pay all insurance premiums by the 30th day prior to the date they come due, assuming subsequent monthly fundings on Payment Dates of 1/12 of projected annual insurance premiums. (c) On each subsequent Payment Date, Borrower shall remit to Lender, for deposit into the Basic Carrying Costs Escrow Account, an amount equal to the sum of: (A) 1/12 of the Property Taxes that Lender reasonably estimates, based on information provided by Borrower, will be payable during the next ensuing 12 months, plus (B) 1/12 of the insurance premiums that Lender reasonably estimates, based on information provided by Borrower, will be payable during the next ensuing 12 months; provided, however, that if at any time Lender reasonably determines that the amount in the Basic Carrying Costs Escrow Account will not be sufficient to accumulate (upon payment of 51 [AM_ACTIVE 400655008_12]

subsequent monthly amounts in accordance with the provisions of this Agreement) the full amount of all installments of Property Taxes, Ground Rents and insurance premiums by the date on which such amounts come due, then Lender shall notify Borrower of such determination and Borrower shall increase its monthly payments to the Basic Carrying Costs Escrow Account by the amount that Lender reasonably estimates is sufficient to achieve such accumulation. (d) Borrower shall provide Lender with copies of all tax and insurance bills relating to each Property promptly after Borrower’s receipt thereof. Lender will apply amounts in the Basic Carrying Costs Escrow Account toward the purposes for which such amounts are deposited therein. In connection with the making of any payment from the Basic Carrying Costs Escrow Account, Lender may cause such payment to be made according to any bill, statement or estimate provided by Borrower or procured from the appropriate public office, ground lessor or insurance carrier, without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof unless given written advance notice by Borrower of such inaccuracy, invalidity or other contest. Section 3.5. TI/LC Reserve Account. (a) Lender will maintain an Eligible Account (which may be a book-entry subaccount) for the purpose of reserving amounts in respect of Tenant Improvements and Leasing Commissions (the “TI/LC Reserve Account”). (b) On the Closing Date, Borrower shall remit to Lender, for deposit into the TI/LC Reserve Account, an amount equal to the TI/LC Reserve Initial Deposit. (c) On each Payment Date, if and to the extent the amount contained therein (excluding amounts deposited therein in respect of Termination Proceeds, but including the TI/LC Reserve Initial Deposit) is less than the TI/LC Threshold Amount, Borrower shall remit to Lender, for deposit into the TI/LC Reserve Account, an amount equal to the Monthly TI/LC Amount. (d) Provided no Event of Default is continuing, Lender shall disburse funds from the TI/LC Reserve Account to Borrower up to one time per calendar month to reimburse Borrower for Leasing Commissions and Tenant Improvement costs incurred by Borrower in connection with a new Lease (or Lease extension, amendment or modification) entered into in accordance herewith, in each case within 10 Business Days following receipt from Borrower of a Disbursement Request with respect thereto. (e) Whenever a Lease is terminated in whole or in part, whether by buy-out, cancellation, default, rejection or otherwise, or the Tenant thereunder defaults, and in any such case Borrower receives or is permitted to retain any payment, fee, damages, forfeited security deposit, or proceeds of any bond or letter credit given as security (collectively, “Termination Proceeds”), Borrower shall promptly remit such Termination Proceeds to Lender for deposit into the TI/LC Reserve Account. Provided no Event of Default is continuing, (i) Lender shall disburse such Termination Proceeds or portion thereof to Borrower at the written request of Borrower in respect of Leasing Commissions and Tenant Improvement costs incurred by 52 [AM_ACTIVE 400655008_12]

Borrower in connection with a replacement Lease entered into in accordance with the terms of this Agreement in respect of all or a portion of the space covered by such terminated Lease, subject to satisfaction of the requirements specified in clause (c) above, and (ii) unless a Trigger Period is continuing, the remainder of such Termination Proceeds or portion thereof, if any, less any reserves referred to in the parenthetical at the conclusion of this sentence, shall be remitted to the Cash Management Account after at least 90% of the space covered by such terminated Lease has been relet, the replacement Tenant is in occupancy and has commenced paying rent under the replacement Lease and all Leasing Commissions and Tenant Improvement costs relating to such space have been paid (or a portion of such Termination Proceeds in the amount necessary to pay all such Leasing Commissions and Tenant Improvement has been retained and reserved for in the TI/LC Reserve Account). Section 3.6. Capital Expenditure Reserve Account. (a) Lender will maintain an Eligible Account (which may be a book-entry subaccount) for the purpose of reserving amounts in respect of Capital Expenditures (the “Capital Expenditure Reserve Account”). (b) On each Payment Date, Borrower shall remit to Lender, for deposit into the Capital Expenditure Reserve Account, an amount equal to the Monthly Capital Expenditure Amount. (c) Provided no Event of Default is continuing, Lender shall disburse funds to Borrower from the Capital Expenditure Reserve Account up to one time per calendar month to reimburse Borrower for Capital Expenditures that are consistent with the Approved Annual Budget, in each case within 10 Business Days following receipt from Borrower of a Disbursement Request with respect thereto. Section 3.7. Deferred Maintenance and Environmental Escrow Account. (a) If the Deferred Maintenance Amount is greater than zero, Lender will maintain an Eligible Account (which may be a book-entry subaccount) for the purpose of reserving amounts anticipated to be required to correct Deferred Maintenance Conditions (the “Deferred Maintenance and Environmental Escrow Account”). (b) On the Closing Date, Borrower shall remit to Lender, for deposit into the Deferred Maintenance and Environmental Escrow Account, an amount equal to the Deferred Maintenance Amount. (c) Provided no Event of Default is continuing, Lender shall disburse funds to Borrower from the Deferred Maintenance and Environmental Escrow Account up to one time per calendar month to reimburse Borrower for reasonable costs and expenses incurred in order to correct Deferred Maintenance Conditions, in each case within 10 Business Days following receipt from Borrower of a Disbursement Request with respect thereto. (d) Upon the correcting of all Deferred Maintenance Conditions and payment of all costs and expenses in respect thereof, provided no Event of Default or Trigger Period is then continuing, any amounts then remaining in the Deferred Maintenance and Environmental 53 [AM_ACTIVE 400655008_12]

Escrow Account shall promptly be remitted to Borrower and the Deferred Maintenance and Environmental Escrow Account will no longer be maintained. Section 3.8. Unfunded Obligations Account. (a) If the Unfunded Obligations Amount is greater than zero, Lender shall maintain an Eligible Account (which may be a book-entry subaccount) for the purpose of reserving for Unfunded Obligations required to be funded by Borrower (the “Unfunded Obligations Account”). (b) On the Closing Date, Borrower shall remit to Lender, for deposit into the Unfunded Obligations Account, an amount equal to the Unfunded Obligations Amount. (c) Borrower shall perform its obligations in respect of the Unfunded Obligations when and as due under the respective Leases or other applicable agreements. Provided no Event of Default is continuing, Lender shall disburse funds to Borrower from the Unfunded Obligations Account up to one time per calendar month to reimburse Borrower for reasonable costs and expenses incurred in the performance of Unfunded Obligations, in each case within 10 Business Days following receipt from Borrower of a Disbursement Request with respect thereto. (d) Upon payment or performance, as applicable, of the Unfunded Obligations identified on any line on Schedule D, and provided no Event of Default is then continuing, the remainder of the portion of the Unfunded Obligations Account held for such line item (as shown adjacent to such line item on Schedule D) shall promptly be remitted to Borrower, except that any amounts in respect of free rent shall be remitted to the Cash Management Account. Upon the payment or performance in full of all Unfunded Obligations or receipt by Lender of satisfactory evidence that such Unfunded Obligations no longer exist, provided no Event of Default or Trigger Period is then continuing, any amounts then remaining in the Unfunded Obligations Account shall promptly be remitted to Borrower and the Unfunded Obligations Account will no longer be maintained. Section 3.9. Excess Cash Flow Reserve Account. (a) Lender will maintain an Eligible Account (which may be a book-entry subaccount) for the deposit of amounts required to be deposited therein in accordance with Section 3.2(a) (the “Excess Cash Flow Reserve Account”). (b) Provided that no Event of Default is then continuing, Lender shall release to the Cash Management Account all amounts then contained in the Excess Cash Flow Reserve Account on the first Payment Date after Borrower delivers to Lender evidence reasonably satisfactory to Lender establishing that no Trigger Period is then continuing to the extent that such amounts, together with the amounts then contained in the TI/LC Reserve Account, exceed the aggregate amount of then outstanding Leasing Commissions and Tenant Improvement costs. Such a release shall not preclude the subsequent commencement of a Trigger Period and the deposit of amounts into the Excess Cash Flow Reserve Account as set forth in Section 3.2(a). 54 [AM_ACTIVE 400655008_12]

Section 3.10. Delayed Advance Reserve Account. (a) Lender will maintain an Eligible Account (which may be a book-entry subaccount) for the deposit of amounts required to be deposited therein in accordance with Section 3.10(b) (the “Delayed Advance Reserve Account”). (b) On the Closing Date, Borrower shall remit to Lender, for deposit into the Delayed Advance Reserve Account, an amount equal to the Delayed Advance Reserve Amount. (c) Subject to Section 3.10(d), provided that no Event of Default is continuing, the Delayed Advance Reserve Amount for a Delayed Advance Property shall be disbursed to Borrower upon the satisfaction of the Delayed Advance Reserve Conditions applicable to such Delayed Advance Property. (d) If Borrower has not satisfied the Delayed Advance Release Conditions for one or more Delayed Advance Properties on or prior to October 22, 2018, then on the next occurring Payment Date, the funds on reserve in the Delayed Advance Reserve Account with respect to such Delayed Advance Property (or Properties) shall be applied by Lender toward (i) prepayment of the Loan in an amount equal to the Allocated Loan Amount for the Delayed Advance Property and (ii) payment of the Spread Maintenance Premium applicable to such Allocated Loan Amount. On the date of such prepayment, Borrower shall pay to Lender interest on the amount so prepaid through the end of the Interest Accrual Period in which such prepayment occurs. (e) The Delayed Advance Reserve Account will no longer be maintained following the date on which the funds contained therein is equal to $0.00. For the avoidance of doubt, funds on deposit in the Delayed Advance Reserve Account shall be deemed to have been advanced to Borrower and interest shall be payable on such funds in accordance with this Agreement. Section 3.11. Account Collateral. (a) Borrower hereby pledges the Account Collateral and the Operating Account to Lender as security for the Indebtedness, together with all rights of a secured party with respect thereto, it being the intention of the parties that such pledge shall be a perfected first-priority security interest. Each Collateral Account shall be an Eligible Account under the sole dominion and control of Lender. Borrower shall have no right to make unilateral withdrawals from any of the Collateral Accounts other than the Operating Account. Borrower shall execute any additional documents that Lender in its reasonable discretion may require and shall provide all other evidence reasonably requested by Lender to evidence or perfect its first- priority security interest in the Account Collateral. The Collateral Accounts shall not constitute trust funds and, except for the Cash Management Account, the Lockbox Account and the Operating Account, may be commingled with other monies held by Lender. Funds in the Collateral Accounts shall be invested only in Permitted Investments, which Permitted Investments shall be credited to the related Collateral Account. All income and gains from the investment of funds in the Collateral Accounts other than the Basic Carrying Costs Escrow Account shall be retained in the Collateral Accounts from which they were derived. Unless 55 [AM_ACTIVE 400655008_12]

otherwise required by applicable law, all income and gains from the investment of funds in the Basic Carrying Costs Escrow Account shall be for the account of Lender in consideration of its administration of such Collateral Account, and Lender shall have the right at any time to withdraw such amounts from the Basic Carrying Costs Escrow Account. All fees of the institutions at which the Collateral Accounts are maintained shall be paid by Borrower. After the Loan and all other Indebtedness have been paid in full, the Collateral Accounts shall be closed and the balances therein, if any, shall be paid to Borrower. (b) The insufficiency of amounts contained in the Collateral Accounts shall not relieve Borrower from its obligation to fulfill all covenants contained in the Loan Documents. (c) During the continuance of an Event of Default, Lender may, in its sole discretion, apply funds in the Collateral Accounts, and funds resulting from the liquidation of Permitted Investments contained in the Collateral Accounts, either toward the components of the Indebtedness (e.g., interest, principal and other amounts payable hereunder) and/or toward the payment of Property expenses. Section 3.12. Bankruptcy. Borrower and Lender acknowledge and agree that upon the filing of a bankruptcy petition by or against Borrower under the Bankruptcy Code, the Account Collateral and the Revenues (whether then already in the Collateral Accounts, or then due or becoming due thereafter) shall be deemed not to be property of Borrower’s bankruptcy estate within the meaning of Section 541 of the Bankruptcy Code. If, however, a court of competent jurisdiction determines that, notwithstanding the foregoing characterization of the Account Collateral and the Revenues by Borrower and Lender, the Account Collateral and/or the Revenues do constitute property of Borrower’s bankruptcy estate, then Borrower and Lender further acknowledge and agree that all such Revenues, whether due and payable before or after the filing of the petition, are and shall be cash collateral of Lender. Borrower acknowledges that Lender does not consent to Borrower’s use of such cash collateral and that, in the event Lender elects (in its sole discretion) to give such consent, such consent shall only be effective if given in writing signed by Lender. Except as provided in the immediately preceding sentence, Borrower shall not have the right to use or apply or require the use or application of such cash collateral (i) unless Borrower shall have received a court order authorizing the use of the same, and (ii) Borrower shall have provided such adequate protection to Lender as shall be required by the bankruptcy court in accordance with the Bankruptcy Code. ARTICLE IV REPRESENTATIONS Borrower represents to Lender that, as of the Closing Date, except as set forth in the Exception Report: Section 4.1. Organization. (a) Each Required SPE is duly organized, validly existing and in good standing under the laws of the State of Delaware, and is in good standing in each other 56 [AM_ACTIVE 400655008_12]

jurisdiction where ownership of its properties or the conduct of its business requires it to be so, and each Required SPE has all power and authority under such laws and its organizational documents and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. (b) The organizational chart contained in Schedule G is true and correct as of the date hereof. No Person owns more than 10% of the direct or indirect equity interests in Borrower except as shown on Schedule G. Section 4.2. Authorization. Borrower has the power and authority to enter into this Agreement and the other Loan Documents, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated by the Loan Documents and has by proper action duly authorized the execution and delivery of the Loan Documents. Section 4.3. No Conflicts. Neither the execution and delivery of the Loan Documents, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof will (i) violate or conflict with any provision of its formation and governance documents, (ii) violate any Legal Requirement, regulation (including Regulation U, Regulation X or Regulation T), order, writ, judgment, injunction, decree or permit applicable to it, (iii) violate or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, contract or other Material Agreement to which Borrower or any of its direct or indirect equityholders is a party or may be bound, or (iv) result in or require the creation of any Lien or other charge or encumbrance upon or with respect to the Collateral in favor of any Person other than Lender. Section 4.4. Consents. No consent, approval, authorization or order of, or qualification with, any court or Governmental Authority is required in connection with the execution, delivery or performance by Borrower of this Agreement or the other Loan Documents, except for any of the foregoing that have already been obtained. Section 4.5. Enforceable Obligations. This Agreement and the other Loan Documents have been duly executed and delivered by Borrower and constitute Borrower’s legal, valid and binding obligations, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The Loan Documents to which Sponsor is a party have been duly executed and delivered by Sponsor and constitute Sponsor’s legal, valid and binding obligations, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The Loan Documents are not subject to any right of rescission, offset, abatement, counterclaim or defense by Borrower or Sponsor, including the defense of usury or fraud. Section 4.6. No Default. No Default or Event of Default will exist immediately following the making of the Loan. Section 4.7. Payment of Taxes. Borrower has filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed and paid all amounts of taxes 57 [AM_ACTIVE 400655008_12]

due (including interest and penalties) except for taxes that are not yet delinquent and has paid all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangible taxes) owing by it necessary to preserve the Liens in favor of Lender. Section 4.8. Compliance with Law. Borrower, each Property and the uses thereof comply in all material respects with all applicable Insurance Requirements and Legal Requirements, including building and zoning ordinances and codes, except for any noncompliance that does not and would not reasonably be expected to result in a Portfolio Material Adverse Effect. Except as disclosed in the applicable zoning reports obtained by Lender prior to closing, each Property conforms to current zoning requirements (including requirements relating to parking) and is neither an illegal nor a legal nonconforming use except as specified in the zoning report delivered to Lender in connection with the origination of the Loan. Borrower is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority the violation of which is reasonably likely to have a Portfolio Material Adverse Effect or the condition (financial or otherwise) or business of Borrower. There has not been committed by or on behalf of Borrower, Sponsor or, to Borrower’s knowledge, any other person in occupancy of or involved with the operation or use of any Property, any act or omission, including money laundering, terrorism or terrorism activities, affording any federal Governmental Authority or any state or local Governmental Authority the right of forfeiture as against any Property or any portion thereof or any monies paid in performance of its obligations under any of the Loan Documents. Neither Borrower nor Sponsor has purchased any portion of the Properties with proceeds of any illegal activity. Section 4.9. ERISA. Neither Borrower nor any ERISA Affiliate of Borrower has incurred or could be subjected to any liability under Title IV or Section 302 of ERISA or Section 412 of the Code or maintains or contributes to, or is or has been required to maintain or contribute to, any employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title IV or Section 302 of ERISA or Section 412 of the Code. Borrower does not, and would not be deemed to, hold Plan Assets. Section 4.10. Investment Company Act. Borrower and Sponsor each qualify for the exemption set forth in Section 3(c)(5) or Section 3(c)(6), as applicable, of the Investment Company Act of 1940, as amended, and as a result is not an “investment company”, or a company “controlled” by an “investment company”, registered or required to be registered thereunder. Section 4.11. No Bankruptcy Filing. Borrower is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property. Borrower does not have knowledge of any Person contemplating the filing of any such petition against it. During the ten year period preceding the Closing Date, no petition in bankruptcy has been filed by or against any Required SPE, Sponsor, any of their respective affiliates or any Person that owns or controls, directly or indirectly, ten percent or more of the beneficial ownership interests in Borrower or Sponsor and no such Persons have been convicted of a felony. Borrower has not received notice of and is not otherwise aware of any Tenant under a Major Lease contemplating or having filed any of the foregoing actions. 58 [AM_ACTIVE 400655008_12]

Section 4.12. Other Debt. Borrower does not have outstanding any Debt other than Permitted Debt. Section 4.13. Litigation. There are no actions, suits, proceedings, arbitrations or governmental investigations by or before any Governmental Authority or other court or agency now filed or otherwise pending, and to Borrower’s knowledge there are no such actions, suits, proceedings, arbitrations or governmental investigations threatened, against or affecting Borrower, Sponsor or any of the Collateral, in each case, except as listed in the Exception Report (and none of the matters listed in the Exception Report, even if determined against Borrower or such Collateral, would reasonably be expected to have a Portfolio Material Adverse Effect). Section 4.14. Leases; Material Agreements. (a) Borrower has delivered to Lender true and complete copies of all Leases, including all modifications and amendments thereto. No person has any possessory interest in any of the Properties or right to occupy the same except under and pursuant to the provisions of the Leases. The rent roll attached to this Agreement as Schedule E (the “Rent Roll”) is accurate and complete in all material respects as of the Closing Date. Except as indicated on the Rent Roll or Exception Report, no security deposits are being held by Borrower (including bonds or letters of credit being held in lieu of cash security deposits), no Tenant has any termination options (except in connection with a Casualty or Condemnation or as otherwise expressly set forth in such Tenant’s Lease), no Tenant has any extension or renewal rights (except as set forth in its Lease), no Tenant or other party has any option, right of first refusal or similar preferential right to purchase all or any portion of any Property, no fixed rent has been paid more than 30 days in advance of its due date and no payments of rent are more than 30 days delinquent. Except as set forth on the Exception Report, each of the following is true and correct with respect to each Lease: (i) such Lease is valid and enforceable and is in full force and effect; (ii) Borrower is the sole owner of the entire lessor’s interest in such Lease; (iii) such Lease is an arms’-length agreement with bona fide, independent third parties; (iv) none of the Revenues reserved in such Lease have been assigned or otherwise pledged or hypothecated (except such pledge or hypothecation that will be fully terminated and released in connection with the filing and recordation of each Mortgage and except for the Liens contemplated pursuant to the Loan Documents); (v) neither Borrower nor, to Borrower’s knowledge, any other party under such Lease is in default thereunder in any material respect; (vi) to the knowledge of Borrower, there exist no offsets or defenses to the payment of any portion of the rents (exclusive of reimbursements which may exist for common area maintenance, taxes, insurance and any other joint operating expenses) thereunder; 59 [AM_ACTIVE 400655008_12]

(vii) no brokerage commissions or finders fees are due and payable regarding any Lease; (viii) each Tenant is in actual, physical occupancy of the premises demised under its Lease and no event has occurred giving any Tenant the right to cease operations at its leased premises (i.e., “go dark”), terminate its Lease or pay reduced or alternative rent to Borrower under any of the terms of such Lease; and (ix) except for the Unfunded Obligations, all work to be performed by the landlord under such Lease has been substantially performed, all Tenants have accepted possession of their respective premises under such Lease, all contributions to be made by the landlord to the Tenants thereunder have been made, all other conditions to each Tenant’s obligations thereunder have been satisfied, no Tenant has the right to require Borrower to perform or finance Tenant Improvements or Material Alterations, no Leasing Commissions are owed, all free rent periods have expired and Borrower has no other monetary obligation to any Tenant under such Lease. Notwithstanding the foregoing, the representations set forth in this Section 4.14(a) shall not apply to any sublease entered into by a Tenant under a Lease and for which Borrower’s consent was not required. (b) There are no Material Agreements except as described in Schedule F. Borrower has made available to Lender true and complete copies of all Material Agreements. Each Material Agreement has been entered into at arms’ length in the ordinary course of business by or on behalf of Borrower. To the knowledge of Borrower, the Material Agreements are in full force and effect and there are no defaults thereunder by Borrower or any other party thereto. Borrower is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Permitted Encumbrance or any other agreement or instrument to which it is a party or by which it or any of the Properties are bound. Section 4.15. Full and Accurate Disclosure. No statement of fact heretofore delivered by Sponsor or Borrower to Lender in writing in respect of the Properties or Borrower contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained therein not misleading. There is no fact, event or circumstance presently known to Borrower that has not been disclosed to Lender that has had or could reasonably be expected to result in a Portfolio Material Adverse Effect. Section 4.16. Financial Condition. Borrower has heretofore delivered to Lender operating statements with respect to the Properties for the past three calendar years, and trailing twelve-month operating statements. Such statements are accurate and complete in all material respects and fairly present in accordance with GAAP the financial position of Borrower in all material respects as of their respective dates and do not omit to state any fact necessary to make statements contained herein or therein not misleading. Since the delivery of such data, except as otherwise disclosed in writing to Lender, there have occurred no changes or circumstances that have had or are reasonably expected to result in a Portfolio Material Adverse Effect. 60 [AM_ACTIVE 400655008_12]

Section 4.17. Single-Purpose Requirements. (a) Each Required SPE is now, and has always been since its formation, a Single-Purpose Entity and has conducted its business in substantial compliance with the provisions of its organizational documents. Borrower has never (i) owned any property other than the Properties and related personal property, (ii) engaged in any business, except the ownership and operation of the Properties, or (iii) had any material contingent or actual obligations or liabilities unrelated to the Properties. (b) Borrower has provided Lender with true, correct and complete copies of (i) current operating statements for the Properties, and (ii) Borrower’s current operating agreement or partnership agreement, as applicable, together with all amendments and modifications thereto. (c) On or prior to the Closing Date, Borrower shall have been fully released from any loan (other than the Loan) secured by the Properties or any of the Collateral (a “Prior Loan”), and Borrower shall not have any continuing liability, actual or contingent, for any Prior Loan, and no recourse whatsoever against any portion of any of the Properties shall be available to satisfy any Prior Loan under any circumstances. Section 4.18. Use of Loan Proceeds. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any “margin stock” within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System or for any other purpose that would be inconsistent with such Regulations T, U or X or any other Regulations of such Board of Governors, or for any purpose prohibited by Legal Requirements or by the terms and conditions of the Loan Documents. The Loan is solely for the business purpose of Borrower or for distribution to Borrower’s equityholders (including any REIT that owns a direct or indirect interest in Borrower) in accordance with Legal Requirements and no portion thereof shall be used for personal, consumer, household or similar purposes. Section 4.19. Not Foreign Person. Borrower is not a “foreign person” within the meaning of Section 1445(f)(3) of the Code. Section 4.20. Labor Matters. Borrower has no employees and is not a party to any collective bargaining agreements. Section 4.21. Title. Borrower owns good, marketable and insurable title to the Properties and good title to the related personal property, to the Collateral Accounts and to any other Collateral, in each case free and clear of all Liens whatsoever except the Permitted Encumbrances. The Mortgages, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (i) valid, perfected first priority Liens on the Properties and the rents therefrom, enforceable as such against creditors of and purchasers from Borrower and subject only to Permitted Encumbrances, and (ii) perfected Liens in and to all personalty, all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances. The Permitted Encumbrances do not and will not, individually or in the aggregate, materially and adversely affect or interfere with the value, or current or contemplated 61 [AM_ACTIVE 400655008_12]

use or operation, of the Properties, or the security intended to be provided by the Mortgages, the ability of the Properties to generate net cash flow sufficient to service the Loan or Borrower’s ability to pay its obligations as and when they come due, including its ability to repay the Indebtedness in accordance with the terms of the Loan Documents. Except as insured over by a Title Insurance Policy, there are no claims for payment for work, labor or materials affecting the Properties that are or may become a Lien prior to, or of equal priority with, the Liens created by the Loan Documents. No creditor of Borrower other than Lender has in its possession any goods that constitute or evidence the Collateral. Section 4.22. No Encroachments. Except as shown on the applicable Survey, all of the improvements on each Property lie wholly within the boundaries and building restriction lines of such Property, and no improvements on adjoining property encroach upon any Property, and no easements or other encumbrances upon any Property encroach upon any of the improvements, so as, in either case, to adversely affect the value, use or marketability of the applicable Property, except those that are insured against by a Title Insurance Policy. Section 4.23. Physical Condition. (a) Except for matters set forth in the applicable Property Condition Report delivered to Lender in connection with the Properties prior to the Closing Date, to Borrower’s knowledge, each Property and all building systems (including sidewalks, storm drainage system, roof, plumbing system, HVAC system, fire protection system, electrical system, equipment, elevators, exterior sidings and doors, irrigation system and all structural components) are free of all material damage and are in good condition, order and repair in all respects material to such Property’s use, operation and value. (b) Borrower is not aware of any material structural or other material defect or damages in any of the Properties, whether latent or otherwise. (c) Borrower has not received and is not aware of any other Person’s receipt of notice from any insurance company or bonding company of any defects or inadequacies in any of the Properties that would, alone or in the aggregate, adversely affect in any material respect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond. Section 4.24. Fraudulent Conveyance. Borrower has not entered into the Transaction or any of the Loan Documents with the actual intent to hinder, delay or defraud any creditor. Borrower has received reasonably equivalent value in exchange for its obligations under the Loan Documents. On the Closing Date, the fair salable value of Borrower’s aggregate assets is and will, immediately following the making of the Loan and the use and disbursement of the proceeds thereof, be greater than Borrower’s probable aggregate liabilities (including subordinated, unliquidated, disputed and Contingent Obligations). Borrower’s aggregate assets do not and, immediately following the making of the Loan and the use and disbursement of the proceeds thereof will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including Contingent Obligations and other commitments) 62 [AM_ACTIVE 400655008_12]

beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Borrower). Section 4.25. Management. Except for any Approved Management Agreement, no property management agreements or leasing agreements are in effect with respect to the Properties. The Approved Management Agreement is in full force and effect and there is no default thereunder by any party thereto and no event has occurred that, with the passage of time and/or the giving of notice would constitute a default thereunder by any party thereto. Section 4.26. Condemnation. No Condemnation has been commenced or, to Borrower’s knowledge, is contemplated or threatened with respect to all or any portion of any of the Properties or for the relocation of roadways providing access to any of the Properties. Section 4.27. Utilities and Public Access. Each Property has adequate rights of access to dedicated public ways (and makes no material use of any means of access or egress that is not pursuant to such dedicated public ways or recorded, irrevocable rights-of-way or easements) and is adequately served by all public utilities, including water and sewer (or well and septic), necessary to the continued use and enjoyment of such Property as presently used and enjoyed. Section 4.28. Environmental Matters. Except as disclosed in the Environmental Reports: (i) To Borrower’s knowledge, no Hazardous Substances are located at, on, in or under any of the Properties or have been handled, manufactured, generated, stored, processed, or disposed of at, on, in or under, or have been Released from, any of the Properties. Without limiting the foregoing, there is not present at, on, in or under any of the Properties, any PCB-containing equipment, asbestos or asbestos containing materials, underground storage tanks or surface impoundments for any Hazardous Substance, lead in drinking water (except in concentrations that comply with all Environmental Laws), or lead-based paint. To Borrower’s knowledge, there is no threat of any Release of any Hazardous Substance migrating to any of the Properties. (ii) To Borrower’s knowledge, each Property is in compliance in all material respects with all Environmental Laws applicable to such Property (which compliance includes, but is not limited to, the possession of, and compliance with, all material environmental, health and safety permits, approvals, licenses, registrations and other material governmental authorizations required in connection with the ownership and operation of such Property under all Environmental Laws). No Environmental Claim is pending with respect to any of the Properties, nor, to Borrower’s knowledge, is any threatened, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to Borrower or any of the Properties. (iii) No Liens are presently recorded with the appropriate land records under or pursuant to any Environmental Law with respect to any of the Properties and, to 63 [AM_ACTIVE 400655008_12]

Borrower’s best knowledge, no Governmental Authority has been taking any action to subject any of the Properties to Liens under any Environmental Law. (iv) There have been no material environmental investigations, studies, audits, reviews or other material analyses conducted by or that are in the possession of Borrower in relation to any of the Properties that have not been made available to Lender. Section 4.29. Assessments. There are no pending or, to Borrower’s knowledge, proposed special or other assessments for public improvements or otherwise affecting any of the Properties, nor are there any contemplated improvements to any of the Properties that may result in such special or other assessments. No extension of time for assessment or payment by Borrower of any federal, state or local tax is in effect. Section 4.30. No Joint Assessment. Borrower has not suffered, permitted or initiated the joint assessment of any of the Properties (i) with any other real property constituting a separate tax lot, or (ii) with any personal property, or any other procedure whereby the Lien of any Property Taxes that may be levied against such other real property or personal property shall be assessed or levied or charged to any of the Properties as a single Lien. Section 4.31. Separate Lots. No portion of any of the Properties is part of a tax lot that also includes any real property that is not Collateral. Section 4.32. Permits; Certificate of Occupancy. Borrower has obtained all Permits necessary for the present and contemplated use and operation of each Property except in each case to the extent that failure to obtain or maintain any of the foregoing would not have a Material Adverse Effect. The uses being made of each Property are in conformity in all material respects with the certificate of occupancy and/or Permits for such Property and any other restrictions, covenants or conditions affecting such Property. Section 4.33. Flood Zone. None of the improvements on any of the Properties is located in an area identified by the Federal Emergency Management Agency or the Federal Insurance Administration as a “100 year flood plain” or as having special flood hazards (including Zones A and V), or, to the extent that any portion of any of the Properties is located in such an area, such Property is covered by flood insurance meeting the requirements set forth in Section 5.15(a)(ii). Section 4.34. Security Deposits. Borrower is in compliance in all material respects with all Legal Requirements relating to security deposits. Section 4.35. Acquisition Documents. Borrower has delivered to Lender true and complete copies of all material agreements and instruments under which Borrower or any of its affiliates or the seller of any of the Properties have material remaining rights or obligations in respect of Borrower’s acquisition of the Properties. Section 4.36. Insurance. Borrower has obtained insurance policies reflecting the insurance coverages, amounts and other requirements set forth in this Agreement. All premiums on such insurance policies required to be paid as of the Closing Date have been paid for the 64 [AM_ACTIVE 400655008_12]

current policy period. No Person, including Borrower, has done, by act or omission, anything that would impair the coverage of any such policy. Section 4.37. No Dealings. Neither Borrower nor Sponsor is aware of any unlawful influence on the assessed value of any of the Properties. Section 4.38. Estoppel Certificates. Borrower has requested estoppel certificates from each Tenant on the form heretofore agreed by Lender and has delivered to Lender true and complete copies of each estoppel certificate received back from any Tenant prior to the Closing Date. Section 4.39. Federal Trade Embargos. Sponsor and each Required SPE is in compliance with all Federal Trade Embargos and Anti-Corruption Obligations in all material respects. No Embargoed Person owns any direct or indirect equity interest in any Required SPE. To Borrower’s knowledge, no Tenant at any of the Properties is identified on the OFAC List. Borrower has implemented procedures, and will consistently apply those procedures throughout the term of the Loan, to ensure that the foregoing representations and warranties remain true and correct during the term of the Loan. Section 4.40. Intellectual Property/Websites. Other than as set forth in the Exception Report, neither Borrower nor any affiliate (i) has or holds any tradenames, trademarks, servicemarks, logos, copyrights, patents or other intellectual property with respect to the Property or the use or operations thereof or (ii) is the registered holder of any website with respect to the Property (other than Tenant websites). Section 4.41. Survival. All of the representations of Borrower set forth in this Agreement and in the other Loan Documents shall survive for so long as any portion of the Indebtedness is outstanding. All representations, covenants and agreements made by Borrower in this Agreement or in the other Loan Documents shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf. On the date of any Securitization, on not less than three days’ prior written notice, Borrower shall deliver to Lender a certification (x) confirming that all of the representations contained in this Agreement are true and correct as of the date of such Securitization, or (y) otherwise specifying any changes in or qualifications to such representations as of such date as may be necessary to make such representations consistent with the facts as they exist on such date. ARTICLE V AFFIRMATIVE COVENANTS Section 5.1. Existence; Licenses; Tax Status. Each Required SPE shall do or cause to be done all things necessary to remain in existence. Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect all rights, licenses, Permits, franchises, certificates of occupancy, consents, approvals and other agreements necessary for the continued use and operation of the Properties and to remain qualified to do business in the jurisdiction in which each Property is located except, in each case, where the 65 [AM_ACTIVE 400655008_12]

failure to do so would not have a Material Adverse Effect. Each Required SPE shall deliver to Lender a copy of each amendment or other modification to any of its organizational documents promptly after the execution thereof. Each Required SPE shall at all times elect to be treated for tax purposes as a “disregarded entity” that is not taxable as a corporation for U.S. federal tax purposes. Section 5.2. Maintenance of Properties. (a) Borrower shall cause each Property to be maintained in good and safe working order and repair, reasonable wear and tear excepted, and in keeping with the condition and repair of properties of a similar use, value, age, nature and construction. Borrower shall not use, maintain or operate any Property in any manner that constitutes a public or private nuisance or that makes void, voidable, or cancelable, or increases the premium of, any insurance then in force with respect thereto. Subject to Section 6.13, no improvements or equipment located at or on any Property shall be removed, demolished or materially altered without the prior written consent of Lender (except for replacement of equipment in the ordinary course of Borrower’s business with items of the same utility and of equal or greater value and sales of obsolete equipment no longer needed for the operation of the applicable Property), and Borrower shall from time to time make, or cause to be made, all reasonably necessary and desirable repairs, renewals, replacements, betterments and improvements to the Properties. Borrower shall not make any change in the use of any Property that would materially increase the risk of fire or other hazard arising out of the operation of any Property, or do or permit to be done thereon anything that may in any way impair the value of any Property in any material respect or the Liens of the Mortgages or otherwise cause or reasonably be expected to result in a Material Adverse Effect. Borrower shall not install or permit to be installed on any Property any underground storage tank. Borrower shall not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of any Property, regardless of the depth thereof or the method of mining or extraction thereof. (b) Borrower shall remediate the Deferred Maintenance Conditions within the time periods following the Closing Date as specified in Schedule C hereto (or if no time periods are specified on Schedule C, within 12 months following the Closing Date), subject to Force Majeure, and upon request from Lender after the expiration of such period shall deliver to Lender an Officer’s Certificate confirming that such remediation has been completed and that all associated expenses have been paid. Borrower shall comply with all material terms of any asbestos operating and maintenance program in effect as of the Closing Date or otherwise required to be implemented by Borrower. Section 5.3. Compliance with Legal Requirements. Borrower shall comply with, and shall cause the Properties to comply with and be operated, maintained, repaired and improved in material compliance with, all Legal Requirements, Insurance Requirements and all material contractual obligations by which Borrower is legally bound. After prior written notice to Lender, Borrower may contest any Legal Requirement in compliance with the Contest Procedures. 66 [AM_ACTIVE 400655008_12]

Section 5.4. Impositions and Other Claims. Borrower shall pay and discharge all taxes, assessments and governmental charges levied upon it, its income and its assets as and when such taxes, assessments and charges are due and payable, as well as all lawful claims for labor, materials and supplies or otherwise, subject to any rights to contest contained in the definition of Permitted Encumbrances; it being understood that Borrower shall not be in breach of this Section 5.4 if Borrower is required to and does deposit with the Lender amounts for taxes pursuant to Section 3.4, regardless of whether Lender does or does not pay such taxes. Borrower shall file all federal, state and local tax returns and other reports that it is required by law to file. Section 5.5. Access to Properties. Borrower shall permit agents, representatives and employees of Lender and the Servicer to enter and inspect the Properties or any portion thereof, and/or inspect, examine, audit and copy the books and records of Borrower (including all recorded data of any kind or nature, regardless of the medium of recording), at such reasonable times as may be requested by Lender upon reasonable advance notice. If Lender shall determine that an Event of Default exists, the cost of such inspections, examinations, copying or audits shall be borne by Borrower, including the cost of all follow up or additional investigations, audits or inquiries deemed reasonably necessary by Lender. The cost of such inspections, examinations, audits and copying, if not paid for by Borrower following demand, may be added to the Indebtedness and shall bear interest thereafter until paid at the Default Rate. Section 5.6. Cooperate in Legal Proceedings. Except with respect to any claim by Borrower against Lender, Borrower shall cooperate fully with Lender with respect to any proceedings before any Governmental Authority that may in any way affect the rights of Lender hereunder or under any of the Loan Documents and, in connection therewith, Lender may, at its election, participate or designate a representative to participate in any such proceedings. Section 5.7. Leases. (a) Borrower shall furnish Lender with executed copies of all Leases. All new Leases and renewals or amendments of Leases must (i) be entered into on an arms-length basis with Tenants that are not affiliates of Borrower and whose identity and creditworthiness is appropriate for tenancy in property of comparable quality, (ii) provide for rental rates and other economic terms that, taken as a whole, are at least equivalent to then-existing market rates, based on the applicable market, and otherwise contain terms and conditions that are commercially reasonable, in each case as determined by Borrower in the good faith exercise of its reasonable business judgment, (iii) have an initial term of not more than 15 years, (iv) be subject and subordinate to the Mortgages and contain provisions for the agreement by the Tenant thereunder to attorn to Lender and any purchaser at a foreclosure sale, such attornment to be self-executing and effective upon acquisition of title to the Property by any purchaser at a foreclosure sale, and (v) not reasonably be expected to result in a Material Adverse Effect. Lender, at the request of Borrower (and at Borrower’s sole cost and expense, provided that any Servicer’s fee in connection therewith shall not exceed $1,500 in each instance, plus any actual out-of-pocket costs and expenses of reasonable attorneys’ fees, if any), shall enter into a subordination, attornment and non-disturbance agreement on Lender’s then standard form (with such modifications thereto as may be reasonably acceptable to Lender) or on such other form reasonably satisfactory to Lender, with respect to any Lease entered into after the Closing Date 67 [AM_ACTIVE 400655008_12]

in accordance herewith that expressly requires the delivery of a subordination, attornment and non-disturbance agreement. (b) Any Lease that does not conform to the standards set forth in Section 5.7(a) shall be subject to the prior written consent of Lender, which consent shall not be unreasonably withheld, delayed or conditioned. In addition, all new Leases that are Major Leases, and all terminations, renewals and amendments of Major Leases, and any surrender of rights under or consent to assignment of any Major Lease, shall be subject to the prior written consent of Lender. (c) Borrower shall (i) observe and punctually perform all the material obligations imposed upon the lessor under the Leases; (ii) in the good faith exercise of its reasonable business judgment, enforce all of the material terms, covenants and conditions contained in the Leases on the part of the lessee thereunder to be observed or performed, short of termination thereof, except that Borrower may terminate any Lease, other than a Major Lease, following a material default thereunder by the respective Tenant; (iii) not collect any of the rents thereunder more than one month in advance; (iv) not execute any assignment of lessor’s interest in the Leases or associated rents other than the assignments of rents and leases under the Mortgages; (v) not cancel or terminate any guarantee of any of the Major Leases without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed; and (vi) not permit any subletting of any space covered by a Major Lease or an assignment of the Tenant’s rights under a Major Lease, unless required by the terms of such Lease, without Lender’s consent, not to be unreasonably withheld. Borrower shall deliver to each new Tenant a Tenant Notice upon execution of such Tenant’s Lease, and promptly thereafter deliver to Lender a copy thereof and evidence of such Tenant’s receipt thereof. (d) Security deposits of Tenants under all Leases shall be held in compliance with Legal Requirements and any provisions in Leases relating thereto. Borrower shall maintain books and records of sufficient detail to identify all security deposits of Tenants separate and apart from any other payments received from Tenants. Subject to Legal Requirement, any letter of credit, bond or other instrument held by Borrower in lieu of cash security shall name Lender as payee or mortgagee thereunder or be fully assignable to Lender. Borrower hereby pledges to Lender Borrower’s rights in respect of each such letter of credit, bond or other instrument as security for the Indebtedness. Upon the occurrence of an Event of Default, Borrower shall, upon Lender’s request, deposit with Lender in an Eligible Account pledged to Lender an amount equal to the aggregate security deposit of the Tenants (and any interest theretofore earned on such security deposits and actually received by Borrower), and any such letters of credit, bonds or other instruments that Borrower had not returned to the applicable Tenants or applied in accordance with the terms of the applicable Lease (and failure to do so shall constitute a misappropriation of funds pursuant to Section 8.19(b)). (e) Borrower shall promptly deliver to Lender a copy of each written notice from a Tenant under any Major Lease claiming that Borrower is in default in the performance or observance of any of the material terms, covenants or conditions thereof to be performed or observed by Borrower. Borrower shall use commercially reasonable efforts to provide in each Major Lease executed after the Closing Date to which Borrower is a party that any Tenant delivering any such notice shall send a copy of such notice directly to Lender. 68 [AM_ACTIVE 400655008_12]

(f) All agreements entered into by or on behalf of Borrower that require the payment of Leasing Commissions or other similar compensation to any party shall (i) provide that the obligation will not be enforceable against Lender and (ii) be subordinate to the lien of the Mortgage. (g) Each time that Borrower delivers a written request for Lender’s consent under this Section, such consent shall be deemed granted if the Deemed Approval Conditions have been satisfied with respect thereto. Regardless of whether Lender’s consent is granted, Borrower shall pay all of Lender’s reasonable out-of-pocket costs and expenses in connection with each such request (including reasonable out-of-pocket legal fees and disbursements) but shall not be required to pay any servicing or similar fee in connection therewith. Section 5.8. Plan Assets, etc. Borrower will do, or cause to be done, all things necessary to ensure that it will not be deemed to hold Plan Assets at any time. Section 5.9. Further Assurances. Borrower shall, at Borrower’s sole cost and expense, from time to time as reasonably requested by Lender, execute, acknowledge, record, register, file and/or deliver to Lender such other instruments, agreements, certificates and documents (including amended or replacement mortgages), and Borrower hereby authorizes and consents to the filing by Lender of any Uniform Commercial Code financing statements, and authorizes Lender to use the collateral description “all personal property” or “all assets” in any such financing statements, in each case as Lender may reasonably request to evidence, confirm, perfect and maintain the Liens securing or intended to secure the obligations of Borrower and the rights of Lender under the Loan Documents and do and execute all such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents as Lender shall reasonably request from time to time (including the payment and application of Loss Proceeds). Upon foreclosure, the appointment of a receiver or any other relevant action, Borrower shall, at its sole cost and expense, cooperate fully and completely to effect the assignment or transfer of any license, permit, agreement or any other right necessary or useful to the operation of the Collateral. Upon receipt of an affidavit and indemnity of Lender as to the loss, theft, destruction or mutilation of any Note, Borrower shall issue, in lieu thereof, a replacement Note in the same principal amount thereof and in the form thereof. Borrower hereby authorizes and appoints Lender as its attorney-in-fact to execute, acknowledge, record, register and/or file such instruments, agreements, certificates and documents, and to do and execute such acts, conveyances and assurances, should Borrower fail to do so itself in violation of this Agreement or the other Loan Documents following written request from Lender, in each case without the signature of Borrower. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. Borrower hereby ratifies all actions that such attorney shall lawfully take or cause to be taken in accordance with this Section. Section 5.10. Management of Collateral. (a) Each Property shall be managed at all times by an Approved Property Manager pursuant to an Approved Management Agreement. Pursuant to the Subordination of Property Management Agreement or Agreements, each Approved Property Manager shall agree 69 [AM_ACTIVE 400655008_12]

that its Approved Management Agreement and all fees thereunder (including any incentive fees) are subject and subordinate to the Indebtedness. Borrower may from time to time appoint an Approved Property Manager to manage each Property pursuant to an Approved Management Agreement, provided that (i) no Event of Default is continuing, (ii) Lender receives at least 30 days’ prior written notice of same, (iii) such successor manager shall execute and deliver to Lender for Lender’s benefit a Subordination of Property Management Agreement in form and substance reasonably satisfactory to Lender, and (iv) if such Approved Property Manager is an affiliate of Borrower, Borrower shall deliver to Lender a new non-consolidation opinion reasonably acceptable to Lender with respect to such Approved Property Manager and new Approved Management Agreement. The per annum fees of the Approved Property Manager (including any incentive fees) shall not, at any time, exceed the Maximum Management Fee. (b) Borrower shall cause each Approved Property Manager (including any successor Approved Property Manager) to maintain at all times worker’s compensation insurance as required by Governmental Authorities. (c) Borrower shall notify Lender in writing of any default of Borrower or the Approved Property Manager under the Approved Management Agreement, after the expiration of any applicable cure periods, of which Borrower has actual knowledge. Lender shall have the right, after reasonable notice to Borrower and in accordance with the Subordination of Property Management Agreement, to cure defaults of Borrower under the Approved Management Agreement. Any actual and documented out-of-pocket expenses incurred by Lender to cure any such default shall constitute a part of the Indebtedness and shall be due from Borrower upon demand by Lender. (d) During the continuance of an Event of Default, or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or during the continuance of a material default by the Approved Property Manager under the Approved Management Agreement (after the expiration of any applicable notice and/or cure periods), or if the Approved Property Manager files or is the subject of a petition in bankruptcy, or if a trustee or receiver is appointed for the Approved Property Manager’s assets or the Approved Property Manager makes an assignment for the benefit of creditors, or if the Approved Property Manager is adjudicated insolvent, then, in any such case, Lender may, in its sole discretion, terminate or require Borrower to terminate the Approved Management Agreement and engage an Approved Property Manager selected by Borrower, subject to Lender’s reasonable approval, or in the event of an Event of Default or following any foreclosure, conveyance-in-lieu of foreclosure or other similar transaction, selected by Lender, to serve as replacement Approved Property Manager pursuant to an Approved Management Agreement. (e) In the event that the Approved Management Agreement is scheduled to expire at any time during the term of the Loan, Borrower shall submit to Lender by no later than 30 days prior to such expiration a draft replacement management agreement for approval in accordance with the terms and conditions hereof. Borrower’s failure to submit the same within such time-frame shall, at Lender’s option, constitute an immediate Event of Default. Section 5.11. Notice of Material Event. Borrower shall give Lender prompt written notice (containing reasonable detail) of (i) any material adverse change in the financial or 70 [AM_ACTIVE 400655008_12]

physical condition of any Property, as reasonably determined by Borrower, including the termination or cancellation of any Major Lease and the termination or cancellation of terrorism or other insurance required by this Agreement, (ii) any notice from the Approved Property Manager, to the extent such notice relates to a matter that could reasonably be expected to result in a Portfolio Material Adverse Effect, (iii) any litigation or governmental proceedings pending or threatened in writing against Borrower or any Property that could reasonably be expected to result in a Material Adverse Effect, (iv) the insolvency or bankruptcy filing of any Required SPE, Sponsor or an affiliate of any of the foregoing and (v) any other circumstance or event that could reasonably be expected to result in a Portfolio Material Adverse Effect. Section 5.12. Annual Financial Statements. As soon as available, and in any event within 85 days after the close of each Fiscal Year, Borrower shall furnish to Lender, in an Excel spreadsheet file in electronic format (which may be via an intralinks site at Borrower’s sole cost and expense), or, in the case of predominantly text documents, in Adobe pdf format, annual financial statements of Borrower, including a combined balance sheet of the Borrowers (and no other entities), together with related combined statements of operations and equityholders’ capital and cash flows for such Fiscal Year, including a combining balance sheet and statement of income for the Properties on a combined basis, which financial statements shall be accompanied by an Officer’s Certificate certifying that the same are true, correct and complete and were prepared in accordance with GAAP applied on a consistent basis, subject to changes resulting from audit and normal year-end audit adjustments; and within 120 days after the close of each Fiscal Year, Borrower shall furnish to Lender the financial statements described in this Section 5.12 audited by Weaver Tidwell, Grant Thornton, a “Big Four” accounting firm or such other accounting firm reasonably approved by Lender whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP applied on a consistent basis and shall not be qualified as to the scope of the audit or as to the status of Borrower as a going concern. Together with Borrower’s annual financial statements, Borrower shall furnish to Lender, in an Excel spreadsheet file in electronic format (which may be via an intralinks site at Borrower’s sole cost and expense), or, in the case of predominantly text documents, in Adobe pdf format: (i) a statement of cash flows; (ii) then current rent roll and occupancy reports to the extent available; and (iii) such other information as Lender shall reasonably request. Section 5.13. Quarterly Financial Statements. As soon as available, and in any event within 45 days after the end of each Fiscal Quarter (including year-end), Borrower shall furnish to Lender, in an Excel spreadsheet file in electronic format (which may be via an intralinks site at Borrower’s sole cost and expense), or, in the case of predominantly text documents, in Adobe pdf format, quarterly and year-to-date unaudited financial statements prepared for such Fiscal Quarter with respect to Borrower, including a balance sheet of Borrower as of the end of such Fiscal Quarter, together with related statements of operations, equityholders’ capital and cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ending with such Fiscal Quarter, which statements shall be accompanied by an Officer’s Certificate certifying that the same are true, correct and complete and were prepared in 71 [AM_ACTIVE 400655008_12]

accordance with GAAP applied on a consistent basis, subject to changes resulting from audit and normal year-end audit adjustments. Each such quarterly report shall be accompanied by the following, in an Excel spreadsheet file in electronic format (which may be via an intralinks site at Borrower’s sole cost and expense), or, in the case of predominantly text documents, in Adobe pdf format: (i) a statement in reasonable detail that calculates Net Operating Income for each of the Fiscal Quarters in the Test Period ending in such Fiscal Quarter; (ii) if requested by Lender, copies of each of the Leases signed during such quarter; (iii) then current rent roll and occupancy reports to the extent available; and (iv) such other information as Lender shall reasonably request. Section 5.14. Monthly Financial Statements. (a) Until the occurrence of a Securitization and during the continuance of a Trigger Period or an Event of Default (or, in the case of item (ii) below, at all times), Borrower shall furnish within 30 days after the end of each calendar month (other than the final calendar month of any Fiscal Year or Fiscal Quarter), in an Excel spreadsheet file in electronic format (which may be via an intralinks site at Borrower’s sole cost and expense), or, in the case of predominantly text documents, in Adobe pdf format, monthly and year-to-date unaudited financial statements prepared for the applicable month with respect to Borrower, including a balance sheet as of the end of such month, together with related statements of income, equityholders’ capital and cash flows for such month and for the portion of the Fiscal Year ending with such month, which statements shall be accompanied by an Officer’s Certificate certifying that the same are true, correct and complete and were prepared in accordance with GAAP applied on a consistent basis, subject to changes resulting from audit and normal year-end audit adjustments. Each such monthly report shall be accompanied by the following: (i) then current rent roll and occupancy reports to the extent available; and (ii) such other information as Lender shall reasonably request. (b) If Borrower fails to provide to Lender the financial statements and other information specified in Sections 5.12, 5.13 and this Section within the respective time period specified in such Sections and such failure continues for 10 Business Days following written notice from Lender, then (i) such failure shall, at Lender’s election, constitute an Event of Default following written notice from Lender, and (ii) a Trigger Period shall be deemed to have commenced for all purposes hereunder and shall continue until such failure is remedied and the financial statements delivered to Lender evidence that no Trigger Period is in effect. Section 5.15. Insurance. (a) Borrower shall obtain and maintain with respect to the Properties, for the mutual benefit of Borrower and Lender at all times, the following policies of insurance: 72 [AM_ACTIVE 400655008_12]

(i) property insurance against loss or damage by standard perils included within the classification “All Risks” or “Special Form” Causes of Loss, including coverage for damage caused by windstorm (including named storm) and hail. Such insurance shall (A) be in an amount equal to the full insurable value on a replacement cost basis of the Properties and, if applicable, all related furniture, furnishings, equipment and fixtures (without deduction for physical depreciation), with the exception of the Quitman Property, which may be insured for a loss limit equal to the original principal balance of the loan, plus rental loss and/or business interruption insurance as required pursuant to Section 5.15(a)(iv)) on an actual cash value basis; (B) have deductibles acceptable to Lender (but in any event not in excess of $100,000 for the Quitman Property and $50,000 for all other Properties, except in the case of windstorm and earthquake coverage, which shall have deductibles not in excess of 5% of the total insurable value of the Individual Property); (C) be paid annually in advance; (D) be written on a “Replacement Cost” basis, waiving depreciation; (E) be written on a no coinsurance form or contain an “Agreed Amount” endorsement, waiving all coinsurance provisions; (F) include ordinance or law coverage on a replacement cost basis, with no co-insurance provisions, containing Coverage A: “Loss Due to Operation of Law” (with a limit equal to replacement cost), Coverage B: “Demolition Cost” and Coverage C: “Increased Cost of Construction” coverages each with limits of no less than 10% of replacement cost or such lesser amounts as Lender may require in its sole discretion; and (G) permit that the improvements and other property covered by such insurance be rebuilt at another location in the event that such improvements and other property cannot be rebuilt at the location on which they are situated as of the date hereof. If such insurance excludes mold, then Borrower shall implement a mold prevention program satisfactory to Lender; (ii) if any portion of the improvements at one or more of the Properties is located in a federally designated Special Flood Hazard Area, flood insurance in an amount equal to the maximum limit of coverage available under the National Flood Insurance Program, plus such additional excess limits as shall be requested by Lender, with a deductible not to exceed an amount equal to the maximum limit available through the Flood Insurance Acts, provided that, in the event such limits are eroded by claims, Borrower shall be required to promptly reinstate the required limits; (iii) commercial general liability insurance, including terrorism, on a broad form coverage of property damage, contractual liability for insured contracts and personal injury (including bodily injury and death), to be on the so-called “occurrence” form containing minimum limits per occurrence of not less than $1,000,000 with not less than a $2,000,000 general aggregate for any policy year (with a per location aggregate if the Properties are on a blanket policy), with a deductible not in excess of $50,000. In addition, at least $100,000,000 excess and/or umbrella liability insurance shall be obtained and maintained on terms consistent with the commercial general liability insurance required above, for any and all claims, including all legal liability imposed upon Borrower and all related court costs and attorneys’ fees and disbursements; (iv) rental loss and/or business interruption insurance covering the actual loss sustained during restoration from all risks required to be covered by the insurance 73 [AM_ACTIVE 400655008_12]

provided for herein, including clauses (i), (ii), (v), (vii), (viii) and (ix) of this Section, and covering the 18-month period from the date of any Casualty and containing an extended period of indemnity endorsement covering the 6 month period commencing on the date on which the applicable Property has been restored (even if the policy will expire prior to the end of such period). The amount of such insurance shall be increased from time to time as and when the gross revenues from the Properties increase; (v) insurance for steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in any of the improvements (without exclusion for explosions) and insurance against loss of occupancy or use arising from any breakdown, in such amounts as are generally available and are generally required by institutional lenders for properties comparable to the Properties, in each case, with a deductible not in excess of $50,000; (vi) worker’s compensation insurance with respect to all employees of Borrower as and to the extent required by any Governmental Authority or Legal Requirement and employer’s liability coverage of at least $1,000,000 (if applicable); (vii) during any period of repair or restoration, and only if the property and liability coverage forms do not otherwise apply, (A) commercial general liability and umbrella liability insurance covering claims related to the repairs or restoration at the Properties that are not covered by or under the terms or provisions of the insurance provided for in Section 5.15(a)(iii) and (B) the insurance provided for in Section 5.15(a)(i), which shall, in addition to the requirements set forth in such Section, (1) be written in a so-called builder’s risk completed value form or equivalent coverage, including coverage for 100% of the total costs of construction on a non-reporting basis and against all risks insured against pursuant to clauses (i), (ii), (iv), (v), (viii) and (ix) of Section 5.15(a), and (2) include permission to occupy the Properties; (viii) so long as the Terrorism Risk Insurance Program Reauthorization Act of 2015 (“TRIPRA”) or a similar or subsequent statute is in effect, terrorism insurance for foreign and domestic acts (as such terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Properties (plus rental loss and/or business interruption insurance coverage for a term set forth in clause (iv) above). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, Borrower shall be required to carry terrorism insurance throughout the term of the Loan as required by the preceding sentence, but in such event Borrower shall not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required hereunder on a stand alone-basis (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, Borrower shall purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, such insurance shall not have a deductible in excess of $50,000; 74 [AM_ACTIVE 400655008_12]

(ix) auto liability coverage for all owned and non-owned vehicles, including rented and leased vehicles containing minimum limits per occurrence of $1,000,000 (if applicable); and (x) such other insurance as may from time to time be reasonably requested by Lender. (b) All policies of insurance (the “Policies”) required pursuant to this Section shall be issued by one or more insurers having a rating of at least “A” by S&P and the equivalent by Fitch, to the extent Fitch rates the Certificates and rates the applicable insurer, and “A2” by Moody’s (or, if Moody’s does not rate such insurer, at least “A:VIII” by AM Best) or by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having such ratings, and all remaining insurers shall have ratings of not less than “BBB” by S&P and the equivalent by Fitch, to the extent Fitch rates the Certificates and rates the applicable insurer, and “Baa2” by Moody’s (or, if Moody’s does not rate such insurer, at least “A:VIII” by AM Best)). (c) All Policies required pursuant to this Section: (i) shall contain deductibles that, in addition to complying with any other requirements expressly set forth in Section 5.15(a), are approved by Lender (such approval not to be unreasonably withheld, delayed or conditioned, but subject to the requirements of each Rating Agency) and are no larger than is customary for similar policies covering similar properties in the geographic market(s) in which the Properties are located; (ii) shall be maintained throughout the term of the Loan without cost to Lender and shall name Borrower as the named insured; (iii) with respect to property and rental or business interruption insurance policies, shall contain a standard noncontributory mortgagee clause naming Lender and its successors and assigns as their interests may appear as first mortgagee and loss payee; (iv) with respect to liability policies, except for workers compensation, employers liability and auto liability, shall name Lender and its successors and assigns as their interests may appear as additional insureds; (v) with respect to property and rental or business interruption insurance policies, shall either be written on a no coinsurance form or contain an endorsement providing that neither Borrower nor Lender nor any other party shall be a co-insurer under such Policies; (vi) with respect to property and rental or business interruption insurance policies, shall contain an endorsement or other provision providing that Lender shall receive at least 30 days’ prior written notice of cancellation thereof (or, in the case of cancellation due to non-payment of premium, 10 days’ prior written notice); 75 [AM_ACTIVE 400655008_12]

(vii) with respect to property and rental or business interruption insurance policies, shall contain an endorsement providing that no act or negligence of Borrower or any foreclosure or other proceeding or notice of sale relating to one or more of the Properties shall affect the validity or enforceability of the insurance insofar as a mortgagee is concerned; (viii) shall not contain provisions that would make Lender liable for any insurance premiums thereon or subject to any assessments thereunder; (ix) shall contain a waiver of subrogation against Lender, as applicable; (x) may be in the form of a blanket policy, provided that Borrower shall provide evidence satisfactory to Lender that the insurance premiums for the Properties are separately allocated to the Properties, and such blanket policy shall provide the same protection as would a separate Policy as determined by Lender, subject to review and approval by Lender based on the schedule of locations and values, Borrower shall notify Lender of any material changes to the blanket policy and associated limits under the policy as of Closing Date or an aggregation of the insured values covered under the blanket policy, including the addition of locations subject to the peril of flood or wind/named storm or the reduction of flood or wind/named storm limits, and such changes shall be subject Lender’s approval. Provided, further, to the extent that any blanket policy covers any other locations within a one thousand foot radius of the Property (the “Radius”), the limits of such blanket policy must be sufficient to maintain coverage as set forth in Section 5.15(a)(viii) for the Property and any and all other locations combined within the Radius that are covered by such blanket policy calculated on a total insured value basis; and (xi) shall otherwise be reasonably satisfactory in form and substance to Lender and shall contain such other provisions as Lender deems reasonably necessary or desirable to protect its interests. (d) Borrower shall pay the premiums for all Policies as the same become due and payable; it being understood that Borrower shall not be in breach of this Section 5.15(d) if Borrower is required to and does deposit with the Lender the required amounts for premiums pursuant to Section 3.4, regardless of whether Lender does or does not pay such premiums.. Complete copies of such Policies shall be delivered to Lender promptly upon request. Not later than 30 days prior to the expiration date of each Policy, Borrower shall deliver to Lender evidence, reasonably satisfactory to Lender, of its renewal. Borrower shall promptly forward to Lender a copy of each written notice received by Borrower of any modification, reduction or cancellation of any of the Policies or of any of the coverages afforded under any of the Policies. Within 30 days after request by Lender, Borrower shall obtain such increases in the amounts of coverage required hereunder as may be reasonably requested by Lender, taking into consideration changes in the value of money over time, changes in liability laws, changes in prudent customs and practices, and the like. (e) Borrower shall not procure any other insurance coverage that would be on the same level of payment as the Policies or would adversely impact in any way the ability of 76 [AM_ACTIVE 400655008_12]

Lender or Borrower to collect any proceeds under any of the Policies. If at any time Lender is not in receipt of written evidence that all Policies are in full force and effect when and as required hereunder, Lender shall have the right to take such action as Lender deems necessary to protect its interest in the Properties, including the obtaining of such insurance coverage as Lender in its sole discretion deems appropriate (but limited to the coverages and amounts required hereunder). All actual and documented premiums, costs and expenses (including reasonable attorneys’ fees and expenses) incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and, until paid, shall bear interest at the Default Rate. (f) In the event of foreclosure of one or more of the Mortgages or other transfer of title to one or more of the Properties in extinguishment in whole or in part of the Indebtedness, all right, title and interest of Borrower in and to the Policies then in force with respect to such Properties and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or in Lender or other transferee in the event of such other transfer of title. Section 5.16. Casualty and Condemnation. (a) Borrower shall give prompt written notice to Lender of any Casualty or Condemnation or of the actual or threatened commencement of proceedings that would result in a Condemnation, in each case that resulted in or would reasonably be expected to result in a loss of at least $250,000. (b) Lender may participate in any proceedings for any taking by any public or quasi-public authority accomplished through a Condemnation or any transfer made in lieu of or in anticipation of a Condemnation, to the extent permitted by law. Upon Lender’s request, Borrower shall deliver to Lender all instruments reasonably requested by it to permit such participation. Borrower shall, at its sole cost and expense, diligently prosecute any such proceedings, and shall consult with Lender, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. Borrower shall not consent or agree to a Condemnation or action in lieu thereof without the prior written consent of Lender in each instance, which consent shall not be unreasonably withheld, delayed or conditioned in the case of a taking of an immaterial portion of any Property. (c) Lender may (x) jointly with Borrower settle and adjust any claims, (y) during the continuance of an Event of Default, settle and adjust any claims without the consent or cooperation of Borrower, or (z) allow Borrower to settle and adjust any claims; except that if no Event of Default is continuing, Borrower may settle and adjust claims aggregating not in excess of the Threshold Amount if such settlement or adjustment is carried out in a competent and timely manner, but Lender shall be entitled to collect and receive (as set forth below) any and all Loss Proceeds. The reasonable actual and documented expenses incurred by Lender in the adjustment and collection of Loss Proceeds shall become part of the Indebtedness and shall be reimbursed by Borrower to Lender upon demand therefor. (d) All Loss Proceeds in excess of $250,000 from any Casualty or Condemnation shall be remitted directly to Lender for deposit into the Loss Proceeds Account 77 [AM_ACTIVE 400655008_12]

(monthly rental loss/business interruption proceeds to be initially deposited into the Loss Proceeds Account and subsequently deposited into the Cash Management Account in installments as and when the lost rental income covered by such proceeds would have been payable). Following the occurrence of a Casualty, Borrower, regardless of whether proceeds are available, shall in a reasonably prompt manner proceed to restore, repair, replace or rebuild the applicable Property to be of at least equal value and of substantially the same character as prior to the Casualty. Lender shall disburse the Loss Proceeds to Borrower pursuant to this Section in accordance with procedures customarily used by lenders for the disbursement of construction loan proceeds, including Lender’s being furnished with (i) evidence reasonably satisfactory to it of the estimated cost of completion of the alteration and (ii) such architect’s certificates, conditional waivers of lien, contractor’s sworn statements, title insurance endorsements, bonds, plats of survey and such other evidences of cost and performance as Lender may reasonably request; and Lender may, in any event, require that all plans and specifications for such restoration be submitted to and approved by Lender prior to commencement of work (which approval shall not be unreasonably withheld, delayed or conditioned). For the avoidance of doubt, at Borrower’s option, such disbursements of Loss Proceeds may be made either to reimburse Borrower for payments made by Borrower for the costs of restoring, repairing, replacing or rebuilding such Property, or to pay for such costs as they are incurred. If, at any Property, a Condemnation or Casualty occurs as to which, in the reasonable judgment of Lender: (i) in the case of a Casualty, the cost of restoration would not exceed 25% of the applicable Allocated Loan Amount and the Casualty does not render untenantable, or result in the cancellation of Leases covering, more than 25% of the gross rentable area of such Property, or result in cancellation of Leases covering more than 25% of the base contractual rental revenue of such Property; (ii) in the case of a Condemnation, (i) the Condemnation does not render untenantable, or result in the cancellation of Leases covering, more than 15% of the gross rentable area of the Property, and (ii) the restoration of the Property would be deemed feasible by a prudent Lender acting reasonably based on the nature of the Condemnation; (iii) restoration of such Property is reasonably expected to be completed prior to the expiration of rental interruption insurance and at least six months prior to the Maturity Date; (iv) after such restoration, the fair market value of such Property is reasonably expected to equal at least the fair market value of such Property immediately prior to such Condemnation or Casualty (assuming the affected portion of such Property is relet); and (v) all necessary approvals and consents from Governmental Authorities will be obtained to allow the rebuilding and re-occupancy of such Property; or if Lender otherwise elects to allow Borrower to apply Loss Proceeds toward the restoration of such Property, then, provided no Event of Default is continuing, the Loss Proceeds after receipt thereof by Lender and reimbursement of any reasonable actual and documented expenses incurred by Lender in connection therewith shall be applied to the cost of restoring, repairing, 78 [AM_ACTIVE 400655008_12]

replacing or rebuilding such Property or part thereof subject to the Casualty or Condemnation, in the manner set forth below (and Borrower shall commence, as promptly and diligently as practicable, to prosecute such restoring, repairing, replacing or rebuilding of such Properties in a workmanlike fashion and in accordance with applicable law to a status at least equivalent to the quality and character of such Properties immediately prior to the Condemnation or Casualty). Provided that no Event of Default shall have occurred and be then continuing, Lender shall disburse such Loss Proceeds to Borrower in accordance with procedures customarily used by lenders for the disbursement of construction loan proceeds, including Lender’s being furnished with (i) evidence reasonably satisfactory to it of the estimated cost of completion of the restoration, (ii) if the cost of completion of the restoration plus payment of debt service on the Loan during the period of restoration exceeds the amount then contained in the Loss Proceeds Account, funds in an amount equal to such excess, which funds shall be remitted into the Loss Proceeds Account as additional Collateral for the Loan, and (iii) such architect’s certificates, conditional waivers of lien, contractor’s sworn statements, title insurance endorsements, bonds, plats of survey and such other evidences of cost and performance as Lender may reasonably request; and Lender may, in any event, require that all plans and specifications for restoration reasonably estimated by Lender to exceed the Threshold Amount be submitted to and approved by Lender prior to commencement of work (which approval shall not be unreasonably withheld, delayed or conditioned). For the avoidance of doubt, at Borrower’s option, such disbursements of Loss Proceeds may be made either to reimburse Borrower for payments made by Borrower for the costs of restoring, repairing, replacing or rebuilding such Property, or to pay for such costs as they are incurred. If Lender reasonably estimates that the cost to restore will exceed the Threshold Amount, Lender may retain a local construction consultant to inspect such work and review Borrower’s request for payments and Borrower shall, on demand by Lender, reimburse Lender for the reasonable actual and documented fees and expenses of such consultant (which fees and expenses shall constitute Indebtedness). No payment shall exceed 90% of the value of the work performed from time to time until such time as 50% of the restoration (calculated based on the anticipated aggregate cost of the work) has been completed, and amounts retained prior to completion of 50% of the restoration shall not be paid prior to the final completion of the restoration. (e) Borrower shall cooperate with Lender in obtaining for Lender the benefits of any Loss Proceeds lawfully or equitably payable to Lender in connection with the Properties. Lender shall be reimbursed for any actual and documented expenses reasonably incurred in connection therewith (including reasonable attorneys’ fees and disbursements, and, if reasonably necessary to collect such proceeds, the expense of an Appraisal on behalf of Lender) out of such Loss Proceeds or, if insufficient for such purpose, by Borrower. (f) If Borrower is not entitled to apply Loss Proceeds toward the restoration of a Property pursuant to Section 5.16(d) and Lender elects not to permit such Loss Proceeds to be so applied, such Loss Proceeds shall be applied on the first Payment Date following such election to the prepayment of the Principal Indebtedness and shall be accompanied by interest through the end of the applicable Interest Accrual Period (calculated as if the amount prepaid were outstanding for the entire Interest Accrual Period). If the Note has been Componentized, all prepayments of the Loan made by Borrower in accordance with this Section shall be applied to the Notes or Note Components in the manner described in the most recent Componentization Notice. 79 [AM_ACTIVE 400655008_12]

(g) Notwithstanding the foregoing provisions of this Section, if the Loan is included in a REMIC and immediately following a release of any portion of the applicable Property from the Lien of the Loan Documents in connection with a Casualty or Condemnation the Loan would fail to satisfy a Lender 80% Determination (taking into account the planned restoration of the applicable Property), then Borrower shall prepay the Principal Indebtedness in accordance with Section 5.16(f) in an amount equal to either (i) so much of the Loss Proceeds as are necessary to cause the Lender 80% Determination to be satisfied, or if the aggregate Loss Proceeds are insufficient for such purpose, then 100% of such Loss Proceeds, or (ii) a lesser amount, provided that Borrower delivers to Lender an opinion of counsel, in form and substance reasonably satisfactory to Lender and delivered by counsel reasonably satisfactory to Lender, opining that such release of the applicable Property from the Lien does not cause any portion of the Loan to cease to be a “qualified mortgage” within the meaning of section 860G(a)(3) of the Code. Section 5.17. Annual Budget. At least 10 days prior to the commencement of each Fiscal Year during the term of the Loan, and within 10 days after the commencement of any Trigger Period or Event of Default, Borrower shall deliver to Lender an Annual Budget for the Properties for the ensuing Fiscal Year and, promptly after preparation thereof, any subsequent revisions to the Annual Budget, which delivery shall be for informational purposes only so long as no Trigger Period or Event of Default is continuing. During the continuance of any Trigger Period or Event of Default, such Annual Budget and any revisions thereto shall be subject to Lender’s prior written approval, which shall not be unreasonably withheld, conditioned or delayed so long as an Event of Default is not continuing (the Annual Budget, as so approved, the “Approved Annual Budget”). Borrower shall not amend any Approved Annual Budget more than once in any 60-day period. For so long as Lender shall withhold its consent to any Annual Budget or any revisions thereto, the Annual Budget in effect prior to any such request for approval shall remain in effect, except that taxes, insurance premiums, utilities and management fees payable to an unaffiliated Approved Property Manager (but in any event not in excess of the Maximum Management Fee) for the upcoming Fiscal Year shall be included at their actual cost. Any required approval of an Annual Budget or any revisions thereto shall be submitted by Borrower in writing, and shall be subject to the Deemed Approval Conditions. Section 5.18. Venture Capital Operating Companies; Nonbinding Consultation. Solely to the extent that Lender or any direct or indirect holder of an interest in the Loan must qualify as a “venture capital operating company” (as defined in Department of Labor Regulation 29 C.F.R. § 2510.3-101), Lender shall have the right to consult with and advise Borrower regarding significant business activities and business and financial developments of Borrower, provided that any such advice or consultation or the result thereof shall be completely nonbinding on Borrower. Section 5.19. Compliance with Encumbrances and Material Agreements. Borrower covenants and agrees as follows: (i) Borrower shall comply with all material terms, conditions and covenants of each Material Agreement and each material Permitted Encumbrance, including any reciprocal easement agreement, ground lease, declaration of covenants, conditions and restrictions, and any condominium arrangements, unless no Event of Default is continuing and any such noncompliance would not have a Material Adverse Effect. 80 [AM_ACTIVE 400655008_12]

(ii) Borrower shall promptly deliver to Lender a true and complete copy of each and every notice of default received by Borrower with respect to any obligation of Borrower under the provisions of any Material Agreement and/or Permitted Encumbrance. (iii) Borrower shall deliver to Lender copies of any written notices of default or event of default relating to any Material Agreement and/or Permitted Encumbrance served by Borrower. (iv) Without the prior written consent of Lender, not to be unreasonably withheld, conditioned or delayed, Borrower shall not grant or withhold any material consent, approval or waiver under any Material Agreement or Permitted Encumbrance unless no Event of Default is continuing and the same would not be reasonably likely to have a Material Adverse Effect. (v) Borrower shall deliver to each other party to any Permitted Encumbrance and any Material Agreement notice of the identity of Lender and each assignee of Lender of which Borrower is aware if such notice is required in order to protect Lender’s interest thereunder. (vi) Borrower shall enforce the performance and observance of each and every material term, covenant and provision of each Material Agreement and Permitted Encumbrance to be performed or observed, if any, in the good faith exercise of Borrower’s reasonable business judgment so long as the failure to enforce would not be reasonably expected to result in a Material Adverse Effect. Section 5.20. Prohibited Persons. No Required SPE nor any of their direct or indirect equityholders (other than indirect equityholders that hold interest in the form of stock traded on a public exchange) shall (i) knowingly conduct any business, or engage in any transaction or dealing, with any Embargoed Person, including the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Embargoed Person, or (ii) knowingly engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any Federal Trade Embargo. Borrower shall cause the representation set forth in Section 4.39 to remain true and correct at all times. ARTICLE VI NEGATIVE COVENANTS Section 6.1. Liens on the Collateral. No Required SPE shall permit or suffer the existence of any Lien on any of its assets, other than Permitted Encumbrances. Section 6.2. Ownership. Borrower shall not own any assets other than the Properties and related personal property and fixtures located therein or used in connection therewith. Section 6.3. Transfers. Borrower shall not Transfer any Collateral other than in compliance with Article II and other than the replacement or other disposition of obsolete or 81 [AM_ACTIVE 400655008_12]

non-useful personal property and fixtures in the ordinary course of business, and Borrower shall not hereafter file a declaration of condominium with respect to any of the Properties. No Prohibited Change of Control, Prohibited Equity Pledge or Prohibited Preferred Equity shall occur or exist. Section 6.4. Debt. Borrower shall not have any Debt, other than Permitted Debt. Section 6.5. Dissolution; Merger or Consolidation. No Required SPE shall dissolve, terminate, liquidate, merge with or consolidate into another Person without first causing the Loan to be assumed by a Successor Borrower pursuant to Section 2.3, or divide into multiple entities or series pursuant to Section 18-217 of the Delaware Limited Liability Company Act or otherwise. Section 6.6. Change in Business. Borrower shall not make any material change in the scope or nature of its business objectives, purposes or operations or undertake or participate in activities other than the continuance of its present business. Section 6.7. Debt Cancellation. Borrower shall not cancel or otherwise forgive or release any material claim or Debt owed to it by any Person, except for adequate consideration or in the ordinary course of its business. Section 6.8. Affiliate Transactions. Borrower shall not enter into, or be a party to, any transaction with any affiliate of Borrower, except on terms that are intrinsically fair, commercially reasonable and substantially similar to those that Borrower would have obtained in a comparable arms’-length transaction with an unrelated third party. Section 6.9. Misapplication of Funds. Borrower shall not (a) distribute any Revenue or Loss Proceeds in violation of the provisions of this Agreement (and shall promptly cause the reversal of any such distributions made in error of which Borrower becomes aware), (b) fail to remit amounts to the Lockbox Account as required by Section 3.1, (c) make any distributions to equityholders during the continuance of a Trigger Period or Event of Default unless expressly permitted hereunder, or (d) misappropriate any security deposit or portion thereof. Notwithstanding the foregoing clause (c), so long as no Event of Default has occurred and is continuing, Borrower shall be permitted to make distributions in amount necessary to be distributed in order to comply with REIT regulations as contemplated by Section 3.2(a)(iii). Section 6.10. Jurisdiction of Formation; Name. Borrower shall not change its jurisdiction of formation without receiving Lender’s prior written consent and promptly providing Lender such information and replacement Uniform Commercial Code financing statements and legal opinions as Lender may reasonably request in connection therewith. Borrower shall not change its name without promptly providing Lender such information and replacement Uniform Commercial Code financing statements and legal opinions as Lender may reasonably request in connection therewith. Section 6.11. Modifications and Waivers. Unless otherwise consented to in writing by Lender: 82 [AM_ACTIVE 400655008_12]

(i) Borrower shall not amend, modify, terminate, renew, or surrender any rights or remedies under any Lease, or enter into any Lease, except in compliance with Section 5.7; (ii) No Required SPE shall terminate, amend or modify its organizational documents (including any operating agreement, limited partnership agreement, by-laws, certificate of formation, certificate of limited partnership or certificate of incorporation); (iii) Borrower shall not terminate, amend or modify the Approved Management Agreement in any material respect except in compliance with Section 5.10; (iv) Borrower shall not enter into, amend or terminate any Material Agreement (except for terminations in connection with a material default by the counterparty thereunder); and (v) Borrower shall not amend, modify, terminate or consent to the termination of any Ground Lease (and any such amendment, modification or termination of the Ground Lease in violation hereof shall constitute “willful misconduct” under Section 8.19(b) hereof). Section 6.12. ERISA. (a) Borrower shall not maintain or contribute to, or agree to maintain or contribute to, or permit any ERISA Affiliate of Borrower to maintain or contribute to or agree to maintain or contribute to, any employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title IV or Section 302 of ERISA or Section 412 of the Code. (b) Borrower shall not engage in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code, or substantially similar provisions under federal, state or local laws, rules or regulations or in any transaction that would cause any obligation or action taken or to be taken hereunder (or the exercise by Lender of any of its rights under the Notes, this Agreement, the Mortgages or any other Loan Document) to be a non- exempt prohibited transaction under such provisions. Section 6.13. Alterations and Expansions. During the continuance of any Trigger Period or Event of Default, Borrower shall not perform or contract to perform any capital improvements requiring Capital Expenditures that are not consistent with the Approved Annual Budget. Borrower shall not perform, undertake, contract to perform or consent to any Material Alteration without the prior written consent of Lender, which consent (in the absence of an Event of Default) shall not be unreasonably withheld, delayed or conditioned, but may be conditioned on the delivery of additional collateral in the form of cash or cash equivalents acceptable to Lender in respect of the amount by which any such Material Alteration exceeds the Threshold Amount. Lender shall disburse to Borrower any additional collateral deposited with Lender pursuant to this Section in accordance with procedures customarily used by lenders for the disbursement of construction loan proceeds, including Lender’s being furnished with (i) evidence reasonably satisfactory to it of the estimated cost of completion of the alteration and (ii) such architect’s certificates, conditional waivers of lien, contractor’s sworn statements, title insurance endorsements, bonds, plats of survey and such other evidences of cost and performance as 83 [AM_ACTIVE 400655008_12]

Lender may reasonably request; and Lender may, in any event, require that all plans and specifications for such alteration reasonably estimated by Lender to exceed the Threshold Amount be submitted to and approved by Lender prior to commencement of work (which approval shall not be unreasonably withheld, delayed or conditioned). For the avoidance of doubt, at Borrower’s option, such disbursements of Loss Proceeds may be made either to reimburse Borrower for payments made by Borrower for the costs of restoring, repairing, replacing or rebuilding such Property, or to pay for such costs as they are incurred. If Lender’s consent is requested hereunder with respect to a Material Alteration, Lender may retain a construction consultant to review such request and, if such request is granted, Lender may retain a construction consultant to inspect the work from time to time. Borrower shall, on demand by Lender, reimburse Lender for the reasonable fees and disbursements of such consultant. Section 6.14. Single-Purpose Entity. No Required SPE shall cease to be a Single-Purpose Entity. No Required SPE shall remove or replace any Independent Director without Cause and without providing at least two Business Days’ advance written notice thereof to Lender and the Rating Agencies. Section 6.15. Zoning and Uses. Borrower shall not do any of the following without the prior written consent of Lender, which shall not be unreasonably withheld: (i) initiate or support any limiting change in the permitted uses of any of the Properties (or to the extent applicable, zoning reclassification of any of the Properties) or any portion thereof, seek any variance under existing land use restrictions, laws, rules or regulations (or, to the extent applicable, zoning ordinances) applicable to a Property, or use or permit the use of a Property in a manner that would result in the use of such Property becoming a nonconforming use under applicable land-use restrictions or zoning ordinances or that would violate the terms of any Lease, Material Agreement or Legal Requirement (and if under applicable zoning ordinances the use of all or any portion of any Property is a nonconforming use, Borrower shall not cause or permit such nonconforming use to be discontinued or abandoned); (ii) execute or file any subdivision plat affecting any of the Properties, or institute, or permit the institution of, proceedings to alter any tax lot comprising any of the Properties; or (iii) permit or consent to any of the Properties being used by the public or any Person in such manner as might make possible a claim of adverse usage or possession or of any implied dedication or easement. Section 6.16. Waste. Borrower shall not commit or permit any Waste on any of the Properties, nor take any actions that might invalidate any insurance carried on any of the Properties (and Borrower shall promptly correct any such actions of which Borrower becomes aware). 84 [AM_ACTIVE 400655008_12]

ARTICLE VII DEFAULTS Section 7.1. Event of Default. The occurrence of any one or more of the following events shall be, and shall constitute the commencement of, an “Event of Default” hereunder (any Event of Default that has occurred shall continue unless and until waived by Lender in writing in its sole discretion):Payment. (i) If Borrower defaults in the payment when due of any principal or interest owing hereunder or under the Notes (including any mandatory prepayment required hereunder) or any other amount required to be remitted into the Cash Management Account on a Payment Date pursuant to Section 3.2(b); or (ii) if Borrower defaults in the payment when due of fees, expenses or other amounts owing hereunder, under the Notes or under any of the other Loan Documents (other than principal, interest and any other amounts required to be remitted into the Cash Management Account on a Payment Date pursuant to Section 3.2(b)) and such default continues for at least five Business Days after notice to Borrower. (b) Representations. If any representation made by Borrower or Sponsor in any of the Loan Documents, or in any report, certificate, financial statement or other instrument, agreement or document furnished to Lender shall have been false or misleading in any material respect (or, with respect to any representation that itself contains a materiality qualifier, in any respect) as of the date such representation was made (provided, however, that any unintentional breach of a representation or warranty shall not constitute an Event of Default unless and until it remains uncured for 10 days after Borrower becomes aware of same, in the case of matters that can be cured with the payment of money, or 30 days after Borrower becomes aware of same in all other cases). (c) Bankruptcy, etc. If: (i) any Required SPE or Sponsor shall commence a voluntary case concerning itself under any Title of the United States Code concerning bankruptcy or insolvency (as amended, modified, succeeded or replaced, from time to time, the “Bankruptcy Code”); (ii) any Required SPE or Sponsor shall commence any other proceeding under any reorganization, arrangement, adjustment of debt, relief of creditors, dissolution (except for dissolution of a prior borrower following an Assumption), insolvency or similar law of any jurisdiction whether now or hereafter in effect relating to such Required SPE or Sponsor, or shall dissolve or otherwise cease to exist; (iii) there is commenced against any Required SPE or Sponsor an involuntary case under the Bankruptcy Code, or any such other proceeding, which remains undismissed for a period of 60 days after commencement; (iv) any Required SPE or Sponsor is adjudicated insolvent or bankrupt; 85 [AM_ACTIVE 400655008_12]

(v) any Required SPE or Sponsor suffers appointment of any custodian or the like for it or for any substantial portion of its property and such appointment continues unchanged or unstayed for a period of 60 days after commencement of such appointment; (vi) any Required SPE or Sponsor makes a general assignment for the benefit of creditors; or (vii) any Required SPE or Sponsor takes any action for the purpose of effecting any of the foregoing. (d) Prohibited Change of Control. If a Transfer of the Property or a Prohibited Change of Control occurs, or if there is any other transfer of a direct or indirect equity interests in Borrower, in each case except as expressly permitted hereunder; provided, however, (a) if Borrower, in good faith, did not intend to violate the transfer restrictions hereof, and the applicable transfer does not constitute a Prohibited Change of Control (and was not made to an Embargoed Person), then such Transfer shall not, in and of itself, constitute an Event of Default if Borrower unwinds such Transfer (so as to cure the underlying breach of the applicable transfer restrictions hereof) within 5 Business Days after Borrower becomes aware that such transfer is not permitted under the applicable transfer restrictions hereof, and (b) with respect to any transfer that is of a non-controlling, indirect beneficial interest in Borrower, a failure of Borrower to deliver to Lender notice or other information required to be provided in connection with such transfer shall not, in and of itself, constitute an Event of Default, if such notice or other information required to be provided in connection with such transfer is delivered by Borrower to Lender within five Business Days of such transfer. (e) Equity Pledge; Preferred Equity. If a Prohibited Equity Pledge or any Prohibited Preferred Equity occurs or exists. (f) Insurance. If Borrower fails to maintain in full force and effect all Policies required hereunder. (g) ERISA; Negative Covenants. If a default occurs in the due performance or observance by Borrower of any term, covenant or agreement contained in Section 5.8 or in Article VI provided that such default shall not constitute an Event of Default unless and until it remains uncured for 15 Business Days after Borrower receives written notice thereof from Lender. (h) Legal Requirements. If Borrower fails to cure properly any violations of Legal Requirements affecting all or any portion of any Property within 30 days after Borrower first receives written notice of any such violations; provided, however, if any such violation is reasonably susceptible of cure, but not within such 30 day period, then Borrower shall be permitted up to an additional 30 days to cure such violation provided that Borrower commences a cure within such initial 30 day period and thereafter diligently and continuously pursues such cure, provided such 30-day cure period shall be further extended so long as Borrower is diligently and continuously pursuing a cure and the failure to cure would not have a Material Adverse Effect, provided any such cure period shall not exceed 90 days in the aggregate. 86 [AM_ACTIVE 400655008_12]

(i) Express Events of Default. If any event occurs that is explicitly identified as an “Event of Default” under any provision contained herein or in any of the other Loan Documents. (j) Other Covenants. If a default occurs in the due performance or observance by Borrower or Sponsor (including any successor thereto) of any term, covenant or agreement (other than those referred to in any other subsection of this Section) contained in this Agreement or any other Loan Document, except that in the case of a default that can be cured by the payment of money, such default shall not constitute an Event of Default unless and until it shall remain uncured for 10 days after Borrower receives written notice thereof; and in the case of a default that cannot be cured by the payment of money but is susceptible of being cured within 30 days, such default shall not constitute an Event of Default unless and until it remains uncured for 30 days after Borrower receives written notice thereof, provided that promptly following its receipt of such written notice, Borrower delivers written notice to Lender of its intention and ability to effect such cure within such 30 day period; and if such non-monetary default is not cured within such 30 day period despite Borrower’s diligent efforts but is susceptible of being cured within 90 days of Borrower’s receipt of Lender’s original notice, then Borrower shall have such additional time as is reasonably necessary to effect such cure, but in no event in excess of 90 days from Borrower’s receipt of Lender’s original notice, provided that Borrower promptly delivers written notice to Lender of its intention and ability to effect such cure prior to the expiration of such 90 day period. Section 7.2. Remedies. (a) During the continuance of an Event of Default, Lender may by written notice to Borrower, in addition to any other rights or remedies available pursuant to this Agreement, the Notes, the Mortgages and the other Loan Documents, at law or in equity, declare by written notice to Borrower all or any portion of the Indebtedness to be immediately due and payable, whereupon all or such portion of the Indebtedness shall so become due and payable, and Lender may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Borrower and the Collateral (including all rights or remedies available at law or in equity); provided, however, that, notwithstanding the foregoing, if an Event of Default specified in Section 7.1(c) shall occur, then (except as specified in Section 7.2(f)) the Indebtedness shall immediately become due and payable without the giving of any notice or other action by Lender. Any actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth in this Agreement or in the other Loan Documents. (b) If Lender forecloses on any Collateral, Lender shall apply all net proceeds of such foreclosure to repay the Indebtedness, the Indebtedness shall be reduced to the extent of such net proceeds and the remaining portion of the Indebtedness shall remain outstanding and secured by the remaining Collateral. At the election of Lender, the Notes shall be deemed to have been accelerated only to the extent of the net proceeds actually received by Lender with respect to the Properties and applied in reduction of the Indebtedness. 87 [AM_ACTIVE 400655008_12]

(c) During the continuance of any Event of Default (including an Event of Default resulting from a failure to satisfy the insurance requirements specified herein), Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, take any action to cure such Event of Default. Lender may enter upon any or all of the Properties upon reasonable notice to Borrower for such purposes or appear in, defend, or bring any action or proceeding to protect its interest in the Collateral or to foreclose the Mortgages or collect the Indebtedness. The actual and documented costs and expenses incurred by Lender in exercising rights under this Section (including reasonable attorneys’ fees), with interest at the Default Rate for the period after notice from Lender that such costs or expenses were incurred to the date of payment to Lender, shall constitute a portion of the Indebtedness, shall be secured by the Mortgages and other Loan Documents and shall be due and payable to Lender upon demand therefor. (d) Interest shall accrue on any judgment obtained by Lender in connection with its enforcement of the Loan at a rate of interest equal to the Default Rate. (e) Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, mortgages and other security documents (the “Severed Loan Documents”) in such denominations as Lender shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder. Borrower shall execute and deliver to Lender from time to time, promptly after the request of Lender, a severance agreement and such other documents as Lender shall request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Lender. Borrower hereby absolutely and irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to execute the Severed Loan Documents (Borrower ratifying all that its said attorney shall do by virtue thereof); provided, however, that Lender shall not make or execute any such Severed Loan Documents under such power until the expiration of three days after written notice has been given to Borrower by Lender of Lender’s intent to exercise its rights under the aforesaid power. Borrower shall be obligated to pay any reasonable actual and documented costs or expenses incurred in connection with the preparation, execution, recording or filing of the Severed Loan Documents. The Severed Loan Documents shall not contain any representations, warranties or covenants not contained in the Loan Documents, and any such representations and warranties contained in the Severed Loan Documents will be given by Borrower only as of the Closing Date. (f) Notwithstanding the availability of legal remedies, Lender will be entitled to obtain specific performance, mandatory or prohibitory injunctive relief, or other equitable relief requiring Borrower to cure or refrain from repeating any Default. (g) Notwithstanding anything herein to the contrary, if an event specified in Section 7.1(c) occurs solely in respect of Sponsor and not any Required SPE, then such event shall not constitute an Event of Default or result in an acceleration of the Loan unless, in each case, Lender so determines in its sole discretion by written notice to Borrower; and unless and until Lender sends such notice, a Trigger Period shall be deemed to have commenced for all purposes hereunder, which Trigger Period shall continue until the Loan is repaid in full. 88 [AM_ACTIVE 400655008_12]

Section 7.3. Application of Payments after an Event of Default. Notwithstanding anything to the contrary contained herein, during the continuance of an Event of Default, all amounts received by Lender in respect of the Loan shall be applied at Lender’s sole discretion either toward the components of the Indebtedness (e.g., Lender’s expenses in enforcing the Loan, interest, principal and other amounts payable hereunder) and the Notes or Note Components in such sequence as Lender shall elect in its sole discretion, and/or toward the payment of Property expenses. ARTICLE VIII MISCELLANEOUS Section 8.1. Successors. Except as otherwise provided in this Agreement, whenever in this Agreement any of the parties to this Agreement is referred to, such reference shall be deemed to include the successors and permitted assigns of such party. All covenants, promises and agreements of Borrower contained in the Loan Documents shall inure to the benefit of Lender and its successors and assigns. Section 8.2. GOVERNING LAW. (A) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW RULES TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS (OTHER THAN ANY ACTION IN RESPECT OF THE CREATION, PERFECTION OR ENFORCEMENT OF A LIEN OR SECURITY INTEREST CREATED PURSUANT TO ANY LOAN DOCUMENTS NOT GOVERNED BY THE LAWS OF THE STATE OF NEW YORK) MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK. BORROWER AND LENDER HEREBY (i) IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (ii) IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND (iii) IRREVOCABLY CONSENT TO SERVICE OF PROCESS BY MAIL, PERSONAL SERVICE OR IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW, AT THE ADDRESS SPECIFIED IN SECTION 8.4 (AND AGREES THAT SUCH SERVICE AT SUCH ADDRESS IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER ITSELF IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT). 89 [AM_ACTIVE 400655008_12]

Section 8.3. Modification, Waiver in Writing. Neither this Agreement nor any other Loan Document may be amended, changed, waived, discharged or terminated, nor shall any consent or approval of Lender be granted hereunder, unless such amendment, change, waiver, discharge, termination, consent or approval is in writing signed by Lender. Section 8.4. Notices. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing by expedited prepaid delivery service, either commercial or United States Postal Service, with proof of delivery or attempted delivery, addressed as follows (except that any party hereto may change its address and other contact information for purposes hereof at any time by sending a written notice to the other parties to this Agreement in the manner provided for in this Section). A notice shall be deemed to have been given when delivered or upon refusal to accept delivery. If to Lender: Goldman Sachs Mortgage Company 200 West Street New York, New York 10282 Attention: General Counsel with copies to: Goldman Sachs Mortgage Company 200 West Street New York, New York 10282 Attention: David Brown and Cleary Gottlieb Steen & Hamilton LLP One Liberty Plaza New York, New York 10006 Attention: John Harrison, Esq. If to Borrower: c/o Hartman Income REIT, Inc. 2909 Hillcroft, Suite 420 Houston, Texas 77057 Attention: Mark Torok with a copy to: Moran Reeves Conn 100 Shockoe Slip, 4th Floor Richmond, Virginia 23219 Attention; Chris Hoctor or Alyssa Hahn 90 [AM_ACTIVE 400655008_12]

Section 8.5. TRIAL BY JURY. LENDER AND BORROWER, TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY LENDER AND BORROWER AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER AND BORROWER ARE EACH HEREBY INDIVIDUALLY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER. Section 8.6. Headings. The Article and Section headings in this Agreement are included in this Agreement for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Section 8.7. Assignment and Participation. (a) Except as expressly set forth in Article II, Borrower may not sell, assign or otherwise transfer any rights, obligations or other interest of Borrower in or under the Loan Documents. (b) Lender and each assignee of all or a portion of the Loan shall have the right from time to time in its discretion and without the consent of Borrower to sell one or more of the Notes or Note Components or any interest therein (an “Assignment”) and/or sell a participation interest in one or more of the Notes or Note Components (a “Participation”). Borrower shall reasonably cooperate with Lender, at Lender’s request, in order to effectuate any such Assignment or Participation, and Borrower shall promptly provide such information, legal opinions and documents relating to each Required SPE, Sponsor, the Property, the Approved Property Manager and any Tenants as Lender may reasonably request in connection with such Assignment or Participation. The foregoing shall be at Lender’s sole cost and expense; provided, that Borrower shall pay its own legal expenses. In the case of an Assignment, (i) each assignee shall have, to the extent of such Assignment, the rights, benefits and obligations of the assigning Lender as a “Lender” hereunder and under the other Loan Documents, (ii) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to an Assignment, relinquish its rights and be released from its obligations under this Agreement, and (iii) one Lender shall serve as agent for all Lenders and shall be the sole Lender to whom notices, requests and other communications shall be addressed and the sole party authorized to grant or withhold consents hereunder on behalf of the Lenders (subject, in each case, to appointment of a Servicer, pursuant to Section 8.22, to receive such notices, requests and other communications and/or to grant or withhold consents, as the case may be). The initial Lender or, upon the appointment of a Servicer, such Servicer, shall maintain, or cause to be maintained, as non- fiduciary agent for Borrower, a register (which may be in the form of entries in an electronic loan servicing system) on which it shall enter (i) the names and addresses of the Lenders and (ii) 91 [AM_ACTIVE 400655008_12]

principal amounts (and stated interest) of the Notes owing to each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of the Agreement. Furthermore, each Lender that sells a Participation shall, acting solely for this purposes as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such Participation for all purposes of this Agreement notwithstanding any notice to the contrary. Upon effectiveness of any Assignment of any Note in part, Borrower will promptly provide to the assignor and the assignee separate Notes in the amount of their respective interests (but, if applicable, with a notation thereon that it is given in substitution for and replacement of an original Note or any replacement thereof), and otherwise in the form of such Note, upon return of the Note then being replaced. Each potential or actual assignee, participant or investor in a Securitization, and each Rating Agency, shall be entitled to receive all information received by Lender under this Agreement. After the effectiveness of any Assignment, the party conveying the Assignment shall provide notice to Borrower and each Lender of the identity and address of the assignee. Notwithstanding anything in this Agreement to the contrary, after an Assignment, the assigning Lender (in addition to the assignee) shall continue to have the benefits of any indemnifications contained in this Agreement that such assigning Lender had prior to such assignment with respect to matters occurring prior to the date of such assignment. (c) If, pursuant to this Section, any interest in this Agreement or any Note is transferred to any transferee, such transferee shall, promptly upon receipt of written request from Borrower, furnish to Borrower Form W-9, Form W-8BEN-E, or Form W-8ECI, as applicable. Section 8.8. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. Section 8.9. Preferences; Waiver of Marshalling of Assets. Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder and under the Loan Documents. If any payment to Lender is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then the obligations hereunder or portion thereof intended to be satisfied by such payment shall be revived and continue in full force and effect, as if such payment had not been made. Borrower hereby waives 92 [AM_ACTIVE 400655008_12]

any legal right otherwise available to Borrower that would require the sale of any Collateral either separate or apart from other Collateral, or require Lender to exhaust its remedies against any Collateral before proceeding against any other Collateral. Without limiting the foregoing, to the fullest extent permitted by law, Borrower hereby waives and shall not assert any rights in respect of a marshalling of Collateral, a sale in the inverse order of alienation, any homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Collateral or any portion thereof in any sequence and any combination as determined by Lender in its sole discretion. Section 8.10. Remedies of Borrower. If a claim is made that Lender or its agents have unreasonably delayed acting or acted unreasonably in any case where by law or under this Agreement or the other Loan Documents any of such Persons has an obligation to act promptly or reasonably, Borrower agrees that no such Person shall be liable for any monetary damages, and Borrower’s sole remedy shall be limited to commencing an action seeking specific performance, injunctive relief and/or declaratory judgment except in the event of a final, non- appealable determination by a court of competent jurisdiction that Lender’s actions constituted intentional bad faith. Without limiting the foregoing, Borrower shall not assert, and hereby waives, any claim against Lender (except as provided in the foregoing sentence) and/or its affiliates, directors, employees, attorneys, agents or sub-agents, on any theory of liability, for special, indirect, consequential or punitive damages (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable Legal Requirement) arising out of, as a result of, or in any way related to, the Loan Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, the Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and Borrower hereby waives, releases and agrees not to sue upon any such claim for any such damages (except as provided in the foregoing sentence), whether or not accrued and whether or not known or suspected to exist in its favor. Section 8.11. Offsets, Counterclaims and Defenses. All payments made by Borrower hereunder or under the other Loan Documents shall be made irrespective of, and without any deduction for, any offsets, counterclaims or defenses. Borrower waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with the Notes, this Agreement, the other Loan Documents or the Indebtedness. Any assignee of Lender’s interest in the Loan shall take the same free and clear of all offsets, counterclaims or defenses against the assigning Lender. Section 8.12. No Joint Venture. Nothing in this Agreement is intended to create a joint venture, partnership, tenancy-in-common or joint tenancy relationship between Borrower and Lender, nor to grant Lender any interest in any Property other than that of mortgagee or lender. Section 8.13. Conflict; Construction of Documents. In the event of any conflict between the provisions of this Agreement and the provisions of the other Loan Documents, the provisions of this Agreement shall prevail. The parties acknowledge that they were each represented by competent counsel in connection with the negotiation, drafting and execution of 93 [AM_ACTIVE 400655008_12]

the Loan Documents and that the Loan Documents shall not be subject to the principle of construing their meaning against the party that drafted same. Section 8.14. Brokers and Financial Advisors. Borrower represents that neither it nor Sponsor has dealt with any financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Borrower shall indemnify and hold Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of Borrower in connection with the transactions contemplated in this Agreement. The provisions of this Section shall survive the expiration and termination of this Agreement and the repayment of the Indebtedness. Section 8.15. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Copies of originals, including copies delivered by facsimile, pdf or other electronic means shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Agreement. Section 8.16. Estoppel Certificates. (a) Borrower shall execute, acknowledge and deliver to Lender, within ten Business Days after receipt of Lender’s written request therefor, which request Lender shall not make more than two times in any twelve month period (unless an Event of Default is continuing, in which event Lender may make such request from time to time in Lender’s reasonable discretion), a statement in writing setting forth (A) the Principal Indebtedness, (B) the date on which installments of interest and/or principal were last paid, (C) any offsets or defenses to the payment of the Indebtedness, (D) that the Notes, this Agreement, the Mortgages and the other Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification, (E) that neither Borrower nor, to Borrower’s knowledge, Lender, is in default under the Loan Documents (or specifying any such default), (F) that all Leases are in full force and effect and have not been modified (except in accordance with the Loan Documents), (G) whether or not, to the knowledge of Borrower, any of the Tenants under the Leases are in material default under the Leases (setting forth the specific nature of any such material defaults) and (H) such other matters as Lender may reasonably request. Any prospective purchaser of any interest in a Loan shall be permitted to rely on such certificate. (b) Upon Lender’s written request, Borrower shall use commercially reasonable efforts to obtain from each Tenant under a Major Lease and thereafter promptly deliver to Lender duly executed estoppel certificates from any one or more Tenants specified by Lender, attesting to such facts regarding the Leases as Lender may reasonably require, including attestations that each Lease covered thereby is in full force and effect with no material defaults thereunder on the part of any party, that rent has not been paid more than one month in advance, except as security, and that the Tenant claims no defense or offset against the full and timely performance of its obligations under the Lease. Borrower shall not be required to deliver such certificates more frequently than one time in any 12-month period, other than the 12-month period during which a Securitization occurs or is attempted. 94 [AM_ACTIVE 400655008_12]

Section 8.17. General Indemnity; Payment of Expenses. (a) Borrower, at its sole cost and expense, shall protect, indemnify, reimburse, defend and hold harmless Lender and its officers, partners, members, directors, trustees, advisors, employees, agents, sub-agents, affiliates, successors, participants and assigns of any and all of the foregoing (collectively, the “Indemnified Parties”) for, from and against any and all Damages of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against any of the Indemnified Parties, in any way relating to or arising out of Lender’s interest in the Loan; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder to the extent that such Damages have been found by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnified Party. Any amounts payable to Lender by reason of the application of this Section shall be secured by the Mortgages and shall become immediately due and payable and shall bear interest at the Default Rate from the date Damages are sustained by the Indemnified Parties until paid. The provisions of and undertakings and indemnifications set forth in this Section shall survive the satisfaction and payment in full of the Indebtedness and termination of this Agreement. (b) Borrower shall reimburse Lender upon receipt of written notice from Lender for (i) all actual and documented out-of-pocket costs and expenses incurred by Lender (or any of its affiliates) in connection with the origination of the Loan, including legal fees and disbursements, accounting fees, and the costs of the Appraisals, the Property Condition Reports, the Title Insurance Policies, the Surveys, the Environmental Reports and any other third-party diligence materials; (ii) all actual and documented out-of-pocket costs and expenses incurred by Lender (or any of its affiliates) in connection with (A) the negotiation, evaluation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to or approvals under this Agreement and the other Loan Documents and any other documents or matters relating hereto (including Leases, Material Agreements, and Permitted Encumbrances), (B) filing, registration and recording fees and expenses and other similar expenses incurred in creating and perfecting the Liens in favor of Lender pursuant to this Agreement and the other Loan Documents (including the filing, registration or recording of any instrument of further assurance) and all federal, state, county and municipal, taxes (including, if applicable, intangible taxes), search fees, title insurance premiums, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Loan Documents, any mortgage supplemental thereto, any security instrument with respect to the Collateral or any instrument of further assurance, (C) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Borrower, this Agreement, the other Loan Documents or any Collateral, and (D) the satisfaction of any Rating Condition in respect of any matter required or requested by Borrower hereunder; and (iii) all actual and documented out- of-pocket costs and expenses (including reasonable attorney’s fees and, if the Loan has been Securitized, special servicing fees) incurred by Lender (or any of its affiliates) in connection with the enforcement of any obligations of Borrower, or a Default by Borrower, under the Loan Documents, including any actual or attempted foreclosure, deed-in-lieu of foreclosure, refinancing, restructuring, settlement or workout and any insolvency or bankruptcy proceedings (including any applicable transfer taxes). Without limiting the foregoing, Borrower shall pay all actual and documented costs, expenses and fees of Lender and its Servicer, operating advisor and 95 [AM_ACTIVE 400655008_12]

securitization trustee resulting from any Casualty, Condemnation, Default or reasonably imminent default by Borrower or request by Borrower (including reasonable enforcement expenses and any liquidation fees (up to a maximum amount of 0.50% (50 basis points)), workout fees (up to a maximum amount of 0.50% (50 basis points)), special servicing fees (up to a maximum amount of 0.50% (50 basis points)), operating advisor consulting fees or any other similar fees and interest payable on advances made by the Servicer or the securitization trustee with respect to delinquent debt service payments or expenses of curing Borrower’s defaults under the Loan Documents, and any expenses paid by Servicer or a trustee in respect of the protection and preservation of any Property, such as payment of taxes and insurance premiums); and the costs of all property inspections and/or appraisals (or any updates to any existing inspection or appraisal) that Servicer may be required to obtain due to a request by Borrower or the occurrence of a Default, provided, that in no event shall Borrower be responsible for the Servicer’s master servicing fees. Section 8.18. No Third-Party Beneficiaries. This Agreement and the other Loan Documents are solely for the benefit of Lender and Borrower, and nothing contained in this Agreement or the other Loan Documents shall be deemed to confer upon anyone other than Lender, Borrower and Indemnified Parties any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender, and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof, and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender if, in Lender’s sole discretion, Lender deems it advisable or desirable to do so. Section 8.19. Recourse. (a) Subject to the qualifications herein, Lender shall not enforce Borrower’s obligation to pay the Indebtedness by any action or proceeding wherein a deficiency judgment or other judgment establishing personal liability shall be sought against Borrower or any of its affiliates, or any Exculpated Person, except for foreclosure actions or any other appropriate actions or proceedings in order to fully exercise Lender’s remedies in respect of, and to realize upon, the Collateral, and except for any actions to enforce any obligations expressly assumed or guaranteed by any guarantor, indemnitor or similar party (whether or not such party is an Exculpated Person) under the Loan Documents or the obligations of Borrower under Section 8.19(b). (b) Borrower shall indemnify Lender and hold Lender harmless from and against any and all Damages to Lender (including the actual and documented legal and other expenses of enforcing the obligations of Borrower under this Section and Sponsor under the Guaranty) resulting from or arising out of any of the following: (i) any intentional or grossly negligent physical Waste at any Property committed or permitted by Borrower, Sponsor or any of their respective affiliates; 96 [AM_ACTIVE 400655008_12]

(ii) any fraud or intentional misrepresentation in connection with the Loan committed by Borrower, Sponsor or any of their respective affiliates; (iii) any willful misconduct in connection with the Loan by Borrower, Sponsor or any of their respective affiliates (including (1) any litigation or other legal proceeding initiated by such Person in bad faith that delays, opposes, impedes, obstructs, hinders, enjoins or otherwise interferes with or frustrates the efforts of Lender to exercise any rights and remedies available to Lender as provided herein and in the other Loan Documents during the continuance of an Event of Default, (2) any refusal by Borrower to comply with Section 5.9 hereof and (3) any prohibited amendment, modification or termination of the Ground Lease or any Material Agreement); (iv) any misappropriation or misapplication by Borrower, Sponsor or any of their respective affiliates of any funds in violation of the Loan Documents (including misappropriation or misapplication of Revenues, security deposits and/or Loss Proceeds); (v) any voluntary Debt, Lien or Transfer of Collateral in violation of the Loan Documents that does not trigger full recourse under clauses (A) or (B) below; (vi) any breach by Borrower or Sponsor of any representation or covenant regarding environmental matters contained in this Agreement or in the Environmental Indemnity; (vii) any failure to pay or maintain the Policies or pay the amount of any deductible required thereunder following a Casualty or other insurance claim, provided Lender permits cash flow from the Properties to be applied for such purpose; (viii) any failure of a Required SPE to be, and to at all times have been, a Single-Purpose Entity; (ix) any fees or commissions paid by Borrower to any affiliate in violation of the Loan Documents; (x) any involuntary bankruptcy of any Required SPE, provided that for this purpose “Damages” shall be limited to the amount by which such costs and expenses exceed the costs and expenses Lender would have incurred in uncontested foreclosures on the Properties; (xi) any transfer taxes resulting from Lender’s exercise of remedies following an Event of Default; (xii) any zoning violations disclosed in any zoning report received by Lender after the Closing Date relating to the Property located at 500 North Coit Road in Richardson, Texas, and (xiii) any opposition by Borrower or Sponsor to any motion filed by Lender for relief from the automatic stay in any bankruptcy proceeding of Borrower. 97 [AM_ACTIVE 400655008_12]

In addition to the foregoing, the Loan and all Indebtedness shall be fully recourse to Borrower and Sponsor, jointly and severally, in the event of (A) any voluntary Transfer of title to all or any portion of any Property or of direct or indirect equity interests in Borrower in violation of the Loan Documents, (B) any voluntary Debt in the nature of mortgage or mezzanine debt, in each case in violation of the Loan Documents, (C) the filing by any Required SPE of any voluntary petition for bankruptcy, insolvency, dissolution or liquidation pursuant to the Bankruptcy Code or any similar federal or state law (or the filing of any involuntary petition if Borrower, Sponsor or any of their respective affiliates colluded with, solicited, caused to be solicited or joined other creditors in such filing), or (D) any required SPE failing to be, and to at all times have been, a Single-Purpose Entity, which failure results in a substantive consolidation of Borrower with any affiliate in a bankruptcy or similar proceeding (except where Lender has sought such consolidation) or the filing by Borrower or any affiliate of Borrower of a motion for substantive consolidation in a bankruptcy of Borrower citing such failure. All of Borrower’s liabilities under this Section 8.19(b) shall be guaranteed by Sponsor pursuant to the Guaranty. (c) The foregoing limitations on personal liability shall in no way impair or constitute a waiver of the validity of the Notes, the Indebtedness secured by the Collateral, or the Liens on the Collateral, or the right of Lender, as mortgagee or secured party, to foreclose and/or enforce its rights with respect to the Collateral after an Event of Default. Nothing in this Agreement shall be deemed to be a waiver of any right which Lender may have under the Bankruptcy Code to file a claim for the full amount of the debt owing to Lender by Borrower or to require that all Collateral shall continue to secure all of the Indebtedness owing to Lender in accordance with the Loan Documents. Lender may seek a judgment on the Note (and, if necessary, name Borrower in such suit) as part of judicial proceedings to foreclose on any Collateral or as a prerequisite to any such foreclosure or to confirm any foreclosure or sale pursuant to power of sale thereunder, and in the event any suit is brought on the Notes, or with respect to any Indebtedness or any judgment rendered in such judicial proceedings, such judgment shall constitute a Lien on and may be enforced on and against the Collateral and the rents, profits, issues, products and proceeds thereof. Nothing in this Agreement shall impair the right of Lender to accelerate the maturity of the Note upon the occurrence of an Event of Default, nor shall anything in this Agreement impair or be construed to impair the right of Lender to seek personal judgments, and to enforce all rights and remedies under applicable law, jointly and severally against any indemnitors and guarantors to the extent allowed by any applicable Loan Documents. The provisions set forth in this Section are not intended as a release or discharge of the obligations due under the Note or under any Loan Documents, but are intended as a limitation, to the extent provided in this Section, on Lender’s right to sue for a deficiency or seek a personal judgment except as required in order to realize on the Collateral. Section 8.20. Right of Set-Off. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, during the continuance of an Event of Default, Lender may from time to time, without presentment, demand, protest or other notice of any kind (all of such rights being hereby expressly waived), set-off and appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by Lender (including branches, agencies or affiliates of Lender wherever located) to or for the credit or the account of Borrower against the obligations and liabilities of Borrower to Lender hereunder, under the Notes, the other Loan Documents or otherwise, irrespective of whether Lender shall have made any demand hereunder 98 [AM_ACTIVE 400655008_12]

and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of Lender subsequent thereto. Section 8.21. Exculpation of Lender. Lender neither undertakes nor assumes any responsibility or duty to Borrower or any other party to select, review, inspect, examine, supervise, pass judgment upon or inform Borrower or any third party of (a) the existence, quality, adequacy or suitability of appraisals of the Properties or other Collateral, (b) any environmental report, or (c) any other matters or items, including engineering, soils and seismic reports that are contemplated in the Loan Documents. Any such selection, review, inspection, examination and the like, and any other due diligence conducted by Lender, is solely for the purpose of protecting Lender’s rights under the Loan Documents, and shall not render Lender liable to Borrower or any third party for the existence, sufficiency, accuracy, completeness or legality thereof. Section 8.22. Servicer. Lender may delegate any and all rights and obligations of Lender hereunder and under the other Loan Documents to the Servicer upon notice by Lender to Borrower, whereupon any notice or consent from the Servicer to Borrower, and any action by Servicer on Lender’s behalf, shall have the same force and effect as if Servicer were Lender. Section 8.23. No Fiduciary Duty. (a) Borrower acknowledges that, in connection with this Agreement, the other Loan Documents and the Transaction, Lender has relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, accounting, tax and other information provided to, discussed with or reviewed by Lender for such purposes, and Lender does not assume any liability therefor or responsibility for the accuracy, completeness or independent verification thereof. Lender, its affiliates and their respective equityholders and employees (for purposes of this Section, the “Lending Parties”) have no obligation to conduct any independent evaluation or appraisal of the assets or liabilities (including any contingent, derivative or off- balance sheet assets and liabilities) of Sponsor, Borrower or any other Person or any of their respective affiliates or to advise or opine on any related solvency or viability issues. (b) It is understood and agreed that (i) the Lending Parties shall act under this Agreement and the other Loan Documents as an independent contractor, (ii) the Transaction is an arms’-length commercial transactions between the Lending Parties, on the one hand, and Borrower, on the other, (iii) each Lending Party is acting solely as principal and not as the agent or fiduciary of Borrower, Sponsor or their respective affiliates, stockholders, employees or creditors or any other Person and (iv) nothing in this Agreement, the other Loan Documents, the Transaction or otherwise shall be deemed to create (A) a fiduciary duty (or other implied duty) on the part of any Lending Party to Sponsor, Borrower, any of their respective affiliates, stockholders, employees or creditors, or any other Person or (B) a fiduciary or agency relationship between Sponsor, Borrower or any of their respective affiliates, stockholders, employees or creditors, on the one hand, and the Lending Parties, on the other. Borrower agrees that neither it nor Sponsor nor any of their respective affiliates shall make, and hereby waives, any claim against the Lending Parties based on an assertion that any Lending Party has rendered 99 [AM_ACTIVE 400655008_12]

advisory services of any nature or respect, or owes a fiduciary or similar duty to Borrower, Sponsor or their respective affiliates, stockholders, employees or creditors. Nothing in this Agreement or the other Loan Documents is intended to confer upon any other Person (including affiliates, stockholders, employees or creditors of Borrower and Sponsor) any rights or remedies by reason of any fiduciary or similar duty. (c) Borrower acknowledges that it has been advised that the Lending Parties are a full service financial services firm engaged, either directly or through affiliates in various activities, including securities trading, investment banking and financial advisory, investment management, principal investment, hedging, financing and brokerage activities and financial planning and benefits counseling for both companies and individuals. In the ordinary course of these activities, the Lending Parties may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and/or financial instruments (including loans) for their own account and for the accounts of their customers and may at any time hold long and short positions in such securities and/or instruments. Such investment and other activities may involve securities and instruments of affiliates of Borrower, including Sponsor, as well as of other Persons that may (i) be involved in transactions arising from or relating to the Transaction, (ii) be customers or competitors of Borrower, Sponsor and/or their respective affiliates, or (iii) have other relationships with Borrower, Sponsor and/or their respective affiliates. In addition, the Lending Parties may provide investment banking, underwriting and financial advisory services to such other Persons. The Lending Parties may also co-invest with, make direct investments in, and invest or co-invest client monies in or with funds or other investment vehicles managed by other parties, and such funds or other investment vehicles may trade or make investments in securities of affiliates of Borrower, including Sponsor, or such other Persons. The Transaction may have a direct or indirect impact on the investments, securities or instruments referred to in this paragraph. Although the Lending Parties in the course of such other activities and relationships may acquire information about the Transaction or other Persons that may be the subject of the Transaction, the Lending Parties shall have no obligation to disclose such information, or the fact that the Lending Parties are in possession of such information, to Borrower, Sponsor or any of their respective affiliates or to use such information on behalf of Borrower, Sponsor or any of their respective affiliates. (d) Borrower acknowledges and agrees that Borrower has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to this Agreement, the other Loan Documents, the Transaction and the process leading thereto. Section 8.24. Borrower Information. Borrower shall make available to Lender all information concerning its business and operations that Lender may reasonably request. Lender shall have the right to disclose any and all information provided to Lender by Borrower or Sponsor regarding Borrower, Sponsor, the Loan and the Properties (i) to affiliates of Lender and to Lender’s agents and advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such information), (ii) to any actual or potential assignee, transferee or participant in connection with the contemplated assignment, transfer, participation or Securitization of all or any portion of the Loan or any participations therein, and to any investors or prospective investors in the Certificates, and their respective advisors and agents, including the operating advisor, or to any direct or indirect 100 [AM_ACTIVE 400655008_12]

contractual counterparties (or the professional advisors thereto) to any swap or derivative transaction relating to Borrower and its obligations, or to any Person that is a pledgee or a party to a repurchase agreement with respect to the Loan, (iii) to any rating agency in connection with a Securitization or as otherwise required in connection with a disposition of the Loan, (iv) to any Person necessary or desirable in connection with the exercise of any remedies hereunder or under any other Loan Document following an Event of Default, (v) to any governmental agency, including the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the FDIC, the Securities and Exchange Commission and any other regulatory authority that may exercise authority over Lender or any investor in the Certificates (including the Servicer, the Securitization trustee and their respective agents and employees) or any representative thereof, and to the National Association of Insurance Commissioners, in each case if requested by such governmental agency or otherwise required to comply with the applicable rules and regulations of such governmental agency or if required pursuant to legal or judicial process, and (vi) in any Disclosure Document (as defined in the Cooperation Agreement). In addition, Lender may disclose the existence of this Agreement and the information about this Agreement to market data collectors, similar services providers to the lending industry, and service providers to Lender in connection with the administration and management of this Agreement and the other Loan Documents. Each party hereto (and each of their respective affiliates, employees, representatives or other agents) may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the Transaction and all materials of any kind (including opinions and other tax analyses) that are provided to any such party relating to such tax treatment and tax structure. For the purpose of this Section, “tax structure” means any facts relevant to the federal income tax treatment of the Transaction but does not include information relating to the identity of any of the parties hereto or any of their respective affiliates. Section 8.25. PATRIOT Act Records. Lender hereby notifies Borrower that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies Borrower and Sponsor, which information includes the name and address of Borrower and Sponsor and other information that will allow Lender to identify Borrower or Sponsor in accordance with the PATRIOT Act. Section 8.26. EU Bail-in Rule. Notwithstanding anything to the contrary in any of the Loan Documents or in any other agreement, arrangement or understanding, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (i) the application of any EEA Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (ii) the effects of any EEA Bail-in Action on any such liability, including, if applicable: (A) a reduction in full or in part or cancellation of any such liability; 101 [AM_ACTIVE 400655008_12]

(B) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (C) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority. Section 8.27. Prior Agreements. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONTAIN THE ENTIRE AGREEMENT OF THE PARTIES HERETO AND THERETO IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AND ALL PRIOR AGREEMENTS AMONG OR BETWEEN SUCH PARTIES, WHETHER ORAL OR WRITTEN, INCLUDING ANY TERM SHEETS, CONFIDENTIALITY AGREEMENTS AND COMMITMENT LETTERS, ARE SUPERSEDED BY THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT THAT ANY ORIGINATION FEE SPECIFIED IN ANY TERM SHEET, COMMITMENT LETTER OR FEE LETTER SHALL BE AN OBLIGATION OF BORROWER AND SHALL BE PAID AT CLOSING, AND ANY INDEMNIFICATIONS, FLEX PROVISION, EXIT FEES AND THE LIKE PROVIDED FOR THEREIN SHALL SURVIVE THE CLOSING). Section 8.28. Publicity. Lender may issue press releases, advertisements and other promotional materials describing in general terms or in detail Lender’s participation in the Loan and may utilize photographs of the Properties in such promotional materials. Borrower shall not make any references to Lender in any press release, advertisement or promotional material issued by Borrower or Sponsor unless Lender shall have approved of the same in writing prior to the issuance of such press release, advertisement or promotional material. The foregoing shall not restrict the identification of Lender or the material terms of the Loan in any required SEC filing. Section 8.29. Delay Not a Waiver. Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, under any other Loan Document or under any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable hereunder or under any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount. 102 [AM_ACTIVE 400655008_12]

Section 8.30. Schedules Incorporated. The Schedules annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof. 103 [AM_ACTIVE 400655008_12]

Executed and delivered as of the date first hereinabove set forth. LENDER: GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership Name: David A. Brown Title: Authorized Signatory [Signatures continue onfollowing page] Hartman Portfolio — LD —Loan Agreement

Schedule A Properties 1. 2300 Quitman, Houston Fieldnotes for 37.9621 acres of land out of the Samuel M. Harris 1/3 League, Abstract No. 327 in Harris County, Texas, being out of and a part of that certain (called) 41.9553 acre tract of land conveyed to Houston R.E. Income Properties XIV, L.P., as described in deed recorded under County Clerk's File No. T576454 of the Real Property Records of Harris County, said 37.9621 acres of land being more particularly described by metes and bounds as follows: COMMENCING at a 5/8 inch steel rod found in the South line of Collingsworth Street (right-of- way varies), marking the Northwest corner of the said 41.9553 acre tract, said point being the Northeast corner of that certain 7.9072 acre tract of land conveyed to American Warehouses, Inc., and described as "Tract 3" in deed recorded under County Clerk's File No. N018161 of the said Real Property Records, and that certain 1.0249 acre tract subsequently conveyed to Houston Belt & Terminal Railway Company, as described in deed recorded under County Clerk's File No. R103192 of the said Real Property Records, from which point, the West line of the said Samuel M. Harris 1/3 League bears West, approximately 1232 feet; Thence, North 89°48'07" East, 53.73 feet with the South line of said Collingsworth Street and the North line of the said 41.9553 acre tract to a 5/8 inch steel rod with cap set for the Northeast corner of the said 41.9553 acre tract, said point being in the West line of I. &. G.N. R.R. (Missouri Pacific Railroad), based on a 60 foot right-of-way; Thence, South 00°22'24" West (basis bearing), 122.41 feet with the West line of the said Missouri Pacific Railroad to a 5/8 inch steel rod with cap set for the most Northerly corner and PLACE OF BEGINNING of the herein described tract, said point being at the intersection of the Easterly line of a 90 foot wide right-of-way currently owned by the Southern Pacific Railroad Company & Union Pacific Railroad, as evidenced by Harris County Appraisal District (H.C.A.D.) Tax I. D. No. 0422000000010; Thence, continuing with the West line of the said Missouri Pacific Railroad and the East line of the said 41.9553 acre tract, South 00°22'24" West, 2273.52 feet to a 5/8 inch steel rod with cap set at a point of curve to the left, having a radius of 2894.79 feet and a central angle of 16°17'56", from which point, a 1 inch steel pipe found for reference, bears South 89°37'36" East, 60.00 feet; Thence, continuing with the West line of the said Missouri Pacific Railroad and the East line of the said 41.9553 acre tract, and with the said curve to the left having a radius of 2894.79 feet (chord bearing South 07°46'34" East, 820.71 feet), an arc distance of 823.48 feet to a 5/8 inch steel rod with cap set at a point of tangency; Thence, continuing with the West line of the said Missouri Pacific Railroad and the East line of the said 41.9553 acre tract, South 15°55'32" East, 156.66 feet to a 5/8 inch steel rod with cap set at a point of curve to the right, having a radius of 2576.00 feet and a central angle of 6°15'23"; Thence, continuing with the West line of the said Missouri Pacific Railroad and the East line of the said 41.9553 acre tract, and with the said curve to the right having a radius of 2576.00 feet (chord bearing South 12°47'50" East, 281.15 feet), an arc distance of 281.29 to a 5/8 inch steel rod with cap set in the North line of Quitman Street, based on a 60 foot right-of-way, for the Southeast corner of the said 41.9553 acre tract and the herein described tract; Thence, North 89°33'22" West, 224.02 feet with the North line of said Quitman Street and the South line of the said 41.9553 acre tract to a chain link fence corner post found marking the most Southerly Southwest corner of the said 41.9553 acre tract and the herein described tract, said point NEWYORK:853407.8[AM_ACTIVE 400655008_12]>

also being the Southeast corner of that certain 3.8584 acre tract of land conveyed to Commercial Metals Company, as described in deed recorded under County Clerk's File No. G460637 of the said Real Property Records; Thence, North 02°11'43" West, 331.26 feet with the East line of the said 3.8584 acre tract and a Westerly line of the said 41.9553 acre tract, and with the line of a chain link fence to a chain link fence corner post found at an interior ell corner of the said 41.9553 acre tract and the herein described tract, said point also being the Northeast comer of the said 3.8584 acre tract; Thence, North 88°54' 15" West with the North line of the said 3.8584 acre tract and a Southerly line of the said 41.9553 acre tract, and with the line of a chain link fence, at 475.98 feet passing the Northwest corner of the said 3.8584 acre tract and the most Easterly Northeast corner of that certain tract of land conveyed to Commercial Metals Company and described as multiple parcels in deed recorded under County Clerk's File No. B391766 of the said Real Property Records, and continuing in all, a total distance of 492.50 feet to a chain link fence post found at an exterior ell corner of the said 41.9553 acre tract and the herein described tract, said point being an interior ell corner of the said Commercial Metals Company tract; Thence, North 00°07'56" West, 424.91 feet with an Easterly line of the said Commercial Metals Company tract and a Westerly line of the said 41.9553 acre tract, and with the line of a chain link fence to a chain link fence post found at an interior ell corner of the said 41.9553 acre tract and the herein described tract, said point being the most Northerly Northeast corner of the said Commercial Metals Company tract; Thence, North 88°44'22" West, 302.59 feet with a Northerly line of the said Commercial Metals Company and a Southerly line of the said 41.9553 acre tract, and with the line of a metal fence to a 5/8 inch steel rod with cap set at a fence post for the most Westerly Southwest corner of the herein described tract, said point also being the Southeast corner of that certain (called) 0.7952 acre tract of land conveyed to Houston Belt & Terminal Railway Company, as described in deed recorded under County Clerk's File No. 20120312632 of the said Real Property Records; Thence, North 00°08'02" West, 399.38 feet with the East line of the said 0.7952 acre tract to a 5/8 inch steel rod with cap set at a point of non-tangent curve to the right, having a radius of 1742.95 feet and a central angle of 06°30'06"; Thence, continuing with the East line of the said 0.7952 acre tract, and with the said curve to the right having a radius of 1742.95 feet (chord bearing North 09°21'50" East, 197.67 feet), an arc distance of 197.78 feet to a 5/8 inch steel rod with cap set at a point in the Westerly line of the said 41.9553 acre tract, said point also being in the East line of the aforesaid Union Pacific Railroad Company right-of-way; Thence, North 20°30'07" East with the Easterly line of the said Union Pacific Railroad Company right-of-way and the Westerly line of the said 41.9553 acre tract, at 692.72 feet passing an angle point for the said 41.9553 acre tract, and continuing in all, a total distance of 2132.18 feet to a point of curve to the left, having a radius of 8345.41 feet and a central angle of 01°04'04"; Thence, continuing with the East line of the Union Pacific Railroad right-of-way, and with the said curve to the left having a radius of 8345.41 feet (chord bearing North 19°58'06" East, 155.52 feet), an arc distance of 155.53 feet to the PLACE OF BEGINNING and containing 37.9621 acres or 1,653,629 square feet of land, more or less. 2 [AM_ACTIVE 400655008_12]

2. 5020 FM 1960, Houston Tract I: A 4.500 ACRE TRACT OF LAND SITUATED IN HARRIS COUNTY, TEXAS AND OUT OF THE BENJAMIN PAGE SURVEY, ABSTRACT NUMBER 618 AND BEING A PORTION OF UNRESTRICTED RESERVE "B" OF HUNTWICK FOREST, SECTION SIX (6) AS RECORDED IN VOLUME 271, PAGE 34 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS, SAID 4.500 ACRE TRACT OF LAND ALSO BEING THE SAME TRACT AS DESCRIBED BY SPECIAL WARRANTY DEED TO COLLECTING BANK, NATIONAL ASSOCIATION FILED FOR RECORD UNDER HARRIS COUNTY CLERK'S FILE NO. L684917, SAID 4.500 ACRE TRACT OF LAND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT A 5/8 INCH IRON ROD FOUND FOR THE POINT OF INTERSECTION OF THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF WUNDERLICH ROAD (60 FOOT RIGHT-OF-WAY) WITH THE NORTHWESTERLY RIGHT-OF-WAY LINE OF F.M. 1960 (100 FOOT RIGHT-OF-WAY); THENCE WITH THE NORTHWESTERLY RIGHT-OF-WAY LINE OF F.M. 1960 SOUTH 57 DEGREES 57 MINUTES 17 SECONDS WEST, A DISTANCE OF 494.76 FEET A 5/8 INCH IRON ROD FOUND FOR CORNER; THENCE DEPARTING THE NORTHWESTERLY RIGHT-OF-WAY LINE OF F.M. 1960 NORTH 32 DEGREES 02 MINUTES 43 SECONDS WEST, A DISTANCE OF 396.45 FEET TO A 5/8 INCH IRON ROD FOUND FOR CORNER; THENCE NORTH 57 DEGREES 57 MINUTES 17 SECONDS EAST, A DISTANCE OF 494.10 FEET TO A 1/2 INCH IRON ROD FOUND FOR CORNER IN THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF WUNDERLICH ROAD; THENCE WITH THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF WUNDERLICH ROAD SOUTH 32 DEGREES 08 MINUTES 36 SECONDS EAST, A DISTANCE OF 398.45 FEET TO THE POINT OF BEGINNING AND CONTAINING 4.500 ACRES (196,020 SQUARE FEET) OF LAND, MORE OR LESS. Tract II: NON-EXCLUSIVE EASEMENT ESTATE AS RESERVED IN DEED DATED NOVEMBER 22, 1983, FILED FOR RECORD UNDER HARRIS COUNTY CLERK'S FILE NO. J255313, EXECUTED BY RUSSO PROPERTIES, INC., A TEXAS CORPORATION, TO VICTOR DENENBURG INTERESTS, AMENDED AND MORE PARTICULARLY DELINEATED BY AGREEMENT DATED DECEMBER 13, 1991, FILED FOR RECORD UNDER HARRIS COUNTY CLERK'S FILE NO. N536053, BY AND BETWEEN CROWN LIFE INSURANCE COMPANY, A CANADIAN CORPORATION, AND TRI-CITY LIMITED PARTNERSHIP, A TEXAS LIMITED PARTNERSHIP, OVER AND ACROSS THE TRACT OF LAND AS SET OUT THEREIN. Tract III: EASEMENT ESTATE CREATED IN CROSS PARKING EASEMENT DATED AUGUST 21, 1986, FILED FOR RECORD UNDER HARRIS COUNTY CLERK'S FILE NO. K761345, EXECUTED BY VICTOR D. DENENBURG, OVER AND ACROSS THE TRACT OF LAND AS SET OUT THEREIN. 3 [AM_ACTIVE 400655008_12]

3. 14629 Beechnut, Houston TRACT I: Being a tract or parcel containing 5.924 acres (258,053 square feet) of land, more or less, situated in the H. T. & B. R. R. Company Survey, Survey 17, Abstract 416, Harris County, Texas and Fort Bend County, Texas; being out of and a part of Restricted Reserve "A" of West Beechnut Plaza, a subdivision of record in Volume 337, Page 6, Harris County Map Records, and of record in Slide Number 871/B, Fort Bend County Map Records; and being out of and a part of a called 6.3315 acre tract of land described as Parcel 3 conveyed to GSCD-ONE, Ltd. by deed, as recorded under Harris County Clerk's File (H.C.C.F.) Number R245143, Harris County, Texas; said 5.924 acre tract being more particularly described as follows (bearings are oriented to the bearing base reflected in the said record plat of West Beechnut Plaza): BEGINNING at a 5/8-inch iron rod with plastic cap stamped "Terra Surveying" set in the easterly right-of-way (R.O.W.) line of Vista Del Rancho Drive (60 feet wide), as dedicated by said plat of West Beechnut Plaza; said iron rod marking the southwest corner of said Reserve "A", said West Beechnut Plaza, and said Parcel 3, from which a 5/8-inch iron rod found marking the southeast corner of said Reserve "A" and said West Beechnut Plaza bears North 89° 41' 39" East, 1,550.00 feet; THENCE, North 00° 08' 24" West, along the easterly R.O.W. line of said Vista Del Rancho Drive, a distance of 340.35 feet to a 5/8-inch iron rod found marking the southwest corner of a called 0.5078 acre tract described as Parcel "4," conveyed to GSCD-ONE, Ltd., by deed as recorded under H.C.C.F. Number R245143, Harris County, Texas and recorded in Volume 2734, Page 937, Fort Bend County Deed Records (F.B.C.D.R); said iron rod also marking the most westerly northwest corner of said Parcel "3," and the herein described tract; THENCE, North 89° 41' 39" East, along the southerly line of said Parcel "4," a distance of 150.43 feet to a 5/8-inch iron rod found marking the southeast corner of said Parcel "4," an interior corner of said Parcel "3," and the herein described tract; THENCE, North 00° 18' 21" West, along the easterly line of said Parcel "4," a distance of 148.00 feet to a point in the southerly R.O.W. line of Beechnut Street (100 feet wide), as described in deeds recorded under H.C.C.F. Number D680943 and D680944, Harris County, Texas; said point being the northeast corner of said Parcel "4," and the most northerly northwest corner of said Parcel "3," and the herein described tract, from which a found 5/8-inch iron rod bears North 84° 43' West, 0.27 feet; THENCE, North 89° 41' 39" East, along the southerly R.O.W. line of said Beechnut Street, a distance of 312.98 feet to a "V" set in concrete, and marking the most northerly northeast corner of the herein described tract; THENCE, South 00° 09' 04" East, departing the southerly R.O.W. line of said Beechnut Street and the northerly line of said Parcel "3," along an easterly edge of concrete pavement, a distance of 148.74 feet to a "V" set in concrete, and marking an interior corner of the herein described tract; THENCE, North 89° 42' 27" East, along a northerly end of concrete pavement, a distance of 114.11 feet to a "V" set in concrete in an easterly line of said Parcel "3," and marking an interior corner of the herein described tract; THENCE, southerly and easterly, along a common line of said Parcel "3," and a called 5.0974 acre tract described as Parcel "2," conveyed to Albertson's, Inc., by deed as recorded under H.C.C.F. Number R245139, Harris County, Texas, as follows: South 00° 18' 21" East, a distance of 127.54 feet to a "V" in concrete found marking an interior corner of the herein described tract; 4 [AM_ACTIVE 400655008_12]

North 89° 41' 39" East, a distance of 20.85 feet to a "V" in concrete found marking an interior corner of the herein described tract; North 76° 50' 02" East, a distance of 76.49 feet to a punch hole in concrete found marking an interior corner of the herein described tract; South 00° 18' 21" East, partially along a building wall, a distance of 127.07 feet to a "PK" nail found marking an interior corner of the herein described tract; South 89° 41' 39" West, a distance of 55.00 feet to an "X" in concrete found marking an interior corner of the herein described tract; South 00° 18' 21" East, a distance of 102.00 feet to a 5/8-inch iron rod with plastic cap stamped "Terra Surveying" set in the northerly line of a called 25 acres conveyed to John G. Santikos by deed, as recorded under H.C.C.F. No. K027813, Harris County, Texas; said iron rod marking the most southerly southwest corner of the aforesaid Parcel "2," and marking the most southerly southeast corner of the aforesaid Parcel "3" and the herein described tract; THENCE, South 89° 41' 39" West, along the northerly line of said 25 acre tract, and the southerly line of the aforesaid Reserve "A" and West Beechnut Plaza Subdivision, a distance of 618.52 feet to the POINT OF BEGINNING and containing 5.924 acres (258,053 square feet) of land, more or less. TRACT II: Appurtenant rights in favor of the subject property in and to those easements created pursuant to that certain Mutual and Reciprocal Easement Agreement dated November 7, 1985, recorded under Clerk's File No. K388651 of the Official Public Records of Real Property of Harris County, Texas; and in Volume 1827, Page 68 of the Official Records of Fort Bend County, Texas, as amended by that certain Amended and Restated Mutual and Reciprocal Easement Agreement dated as of November 7, 1985, recorded under Clerk's File No. K402371 of the Official Public Records of Real Property of Harris County, Texas; and in Volume 1829, Page 1125 of the Official Records of Fort Bend County, Texas, which easements are more particularly described as follows: a) a perpetual non-exclusive easement for purposes of vehicular and pedestrian ingress and egress, being twenty feet (20') in width, decreasing to ten feet (10') in width, as described in Paragraph II.A thereof and more particularly described on Exhibits "E" and "E-1" attached thereto; and b) a perpetual non-exclusive driveway easement for purposes of vehicular and pedestrian ingress and egress, being thirty feet (30') in width, as described in Paragraph II.B thereof. TRACT III: Appurtenant rights in favor of the subject property in and to those certain easements described in Article III of that certain Declaration of Restrictions and Grant of Easements executed by and between Rainmaker Development Corporation and Albertson's Inc., recorded under Clerk's File No. R245140 as refiled for record under Clerk's File No. R475351 of the Official Public Records of Real Property of Harris County, Texas, and recorded under Clerk's File No. 9505019 as refiled under 9551262 of the Official Records of Fort Bend County, Texas, including, but not limited to, easement for access, ingress, egress, parking, utility lines and facilities, building encroachments, and signs. Assigned to GSCD-ONE, Ltd. pursuant to the terms of that certain Assignment of Declaration of Restriction and Grant of Easements executed by Rainmaker Development Corporation, recorded under Clerk's File No. R245144 as refiled under R478221 of the Official Public Records of Real Property of Harris County, Texas and recorded under Clerk's File No. 9505023 as refiled under 9551446 of the Official Records of Fort Bend County, Texas. TRACT IV: 5 [AM_ACTIVE 400655008_12]

Appurtenant rights in favor of the subject property to use of the Detention Pond located on Restricted Reserve "B", West Beechnut Plaza, a subdivision in Harris and Fort Bend Counties, Texas, according to the map or plat thereof recorded in Volume 337, Page 6 of the Harris County Map Records, and in Slide No. 871/B of the Plat Records of Fort Bend County, Texas, as more particularly described in that certain Mutual Use Agreement executed by and between Spring Hill Market, Ltd., and Rainmaker Development Corporation recorded under Clerk's File No. R245146 as refiled under R562109 of the Official Public Records of Real Property of Harris County, Texas, and recorded under Clerk's File No. 9505025 as refiled under 9551261 of the Official Records of Fort Bend County, Texas. 6 [AM_ACTIVE 400655008_12]

4. 7211 Regency, Houston Field notes for a 2.6040 acre tract of land out of the John Walton Survey, Abstract No. 852, in Houston, Harris County, Texas, being all of Reserve "F" and "G" and Part of Reserve "E" of the Corrected Plat of Regency Square Office Park, Section Three according to the map or plat thereof recorded in Volume 217, Page 121 of the Map Records of Harris County, and being that same 2.6040 acre tract of land conveyed to Hartman Income Properties XVIII, Ltd., as described in deed recorded under County Clerk's File No. 20070551027 of the Real property Records of Harris County said 2.6040 acre tract of land being more particularly described by metes and bounds as follows; BEGINNING at an "X" in concrete found in the Southerly line of Regency Square Boulevard (right of way varies at this point), said point being in a curve having a radius of 490.00 feet and being 10.60 feet Easterly along said curve from the original Northeast corner of said Reserve "F" and the Northwest corner of said Reserve "E", said beginning point also being the Northwest corner of that certain 2.4125 acre tract of land conveyed to Reddy Malladi Partners, LLC as described in deed recorded under County Clerk's File No. Y382394 of the said deed records; Thence, South 05°33'00" West, 120.00 feet with the West line of the said 2.4125 acre tract to a 5/8" steel rod with cap set at an outside ell corner of the herein described tract and an inside el] corner of the said 2.4125 acre tract; Thence, North 84*27'00" West, 39.74 feet with a Northerly line of the said 2.4125 acre tract to a 5/8" steel rod with cap set in the Easterly line of said Reserve "F" at an inside el corner of the herein described tract, said point also being in the Westerly line of said Reserve "E"; Thence, South 19°03'40" West, 108.13 feet with the Westerly line of the said 2.4125 acre tract and said Reserve "E" and the common Easterly line of said Reserve "F" to a 5/8" steel rod with cap set at an angle point; Thence, continuing with the Westerly line of the said 2.4125 acre tract, South 05°33'00" West, 143.36 feet to a 3/4" steel rod found in the South line of said Reserve "E" and the North line of adjacent Reserve "D" of said Regency Square Office Park, Section Three marking the Southeasterly corner of the herein described tract, said point being the Southwest corner of the said 2.4125 acre tract, said point also being in the North line of that certain 10.124 acre tract of land conveyed to 313 Houston Regency Square Limited Partnership, as described in deed recorded under County Clerk's File No. W118669 of the said Real Property Records and being in a curve to the left, having a radius of 1560.00 feet and a central angle of 7° 58'01"; Thence, in a Westerly direction, with the North line of said Reserve "D" and the Southerly line of said Reserve "E" and "G" (chord bearing North 88°05'26" West, 216.74 feet), an arc distance of 216.92 feet to a 5/8 inch steel rod with cap set at a point of tangency; Thence, continuing with the North line of said Reserve "D" and the South line of said Reserve "G", South 87°55'34" West, 18.24 feet to a 3/8 inch steel rod found marking the Southwest corner of said Reserve "G" and the herein described tract, said point also being the Southeast corner of Reserve "H" of said Regency Square Office Park, Section Three; Thence, North 11°11'49" West, 280.88 feet with the Easterly line of said Reserve "H" and the Westerly line of said Reserve "F" to a 5/8 inch steel rod with cap set in the Southeasterly line of Regency Court, based on a 60 foot right-of-way, for the Northwest corner of said Reserve "F" and the herein described tract, said point also being the Northeast corner of said Reserve "H", said point also being in a curve to the left having a radius of 275.00 feet and a central angle of 42°07'44"; 7 [AM_ACTIVE 400655008_12]

Thence, in a Northeasterly direction, with the Southeasterly line of said Regency Court and with the said curve to the left having a radius of 275.00 feet (chord bearing North 57°44'17" East, 197.68 feet), an arc length of 202.20 feet to a 5/8 inch steel rod found at a point of tangency; Thence, continuing with the Southeasterly line of line of said Regency Court, North 36°40'23" East, 70.00 feet to a 5/8 inch steel rod with cap set at the West end of a cut- back line for aforesaid Regency Square Boulevard; Thence, North 81°40'23" East, 16.41 feet with the said cut-back line to a 1 inch steel rod found in the Southwesterly line of said Regency Square Boulevard; Thence, South 57°40'00" East, 62.04 feet with the Southwesterly line of said Regency Square Boulevard to a 5/8 inch steel rod with cap set at a point of curve to the left having a radius of 490.00 feet and a central angle of 14°30'43"; Thence, continuing with the Southwesterly line of said Regency Square Boulevard and with the said curve to the left having a radius of 490.00 feet (chord bearing South 64°55'21" East, 123.78 feet), an arc distance of 124.11 feet to the PLACE OF BEGINNING and containing 2.6040 acres or 113,429 square feet of land, more or less. 8 [AM_ACTIVE 400655008_12]

5. 1055 - 1059 S Sherman St., Richardson, TX 75081 Lots 4, 5 and 6, Block B, SPRING VALLEY BUSINESS PARK, according to the plat recorded January 29, 2016, as Document Number 201600024029, Real Property Records, Dallas County, Texas, and also further described by metes and bounds as follows: being a tract of land situated in the Isaac Wiley Survey, Abstract Number 1575, Dallas County, Texas, and being all of a Replat of Lot 2, Block B, Spring Valley Business Park, according to the plat thereof recorded August 20, 1981, in Volume 81163, at Page 292, as Document Number 8448, Map Records, Dallas County, Texas, and being more particularly described as follows: Commencing at the intersection of the south right-of-way line of Spring Valley Road (100' right- of-way) and the west right-of-way line of the Houston & Texas Central Railroad (100' right-of- way); thence South 27°35'00" West, along the west right-of-way line of said railroad, a distance of 770.24 feet to a ½ inch iron rod found for the northeast corner of said Replat of Lot 2, Block B, Spring Valley Business Park and the point of beginning; thence South 27°35'00" West, continuing along said west right-of-way line, a distance of 646.48 feet, to a ½ inch iron rod found for corner; thence North 6225'00" West, a distance of 450.00 feet to an "x" found in concrete in the east right- of-way line of Sherman Street (100' right-of-way); thence North 27°35'00" East (basis of bearings), along the east right-of-way line of Sherman Street, a distance of 581.83 feet to a ½ inch iron rod found (control monument) for the beginning of a curve to the right, having a central angle of 05°17'57" and a radius of 700.00 feet; thence along the east right-of-way line of Sherman Street and curve to the right, a distance of 64.74 feet to a ½ inch iron rod found for corner; thence South 62° 25'00" East, a distance of 447.01 feet to the point of beginning, (containing 290,852 square feet or 6.677 acres of land, more or less) 9 [AM_ACTIVE 400655008_12]

6. 6-18 Uvalde Rd., Houston, TX 77015 TRACT 1: Fieldnotes for 3.5003 acres of land out of the S. C. Hiroms Survey, Abstract No. 33 in Harris County, Texas, being out of Block 1, Restricted Reserve "A" of Northeast Square, the map or plat thereof recorded in Volume 317, Page 4 of the Map Records of Harris County, and being that same (called) 3.4999 acre tract of land conveyed to Hartman Income REIT Operating Partnership, LP, as described in deed recorded under County Clerk's File No. 20090385231 of the Real Property Records of Harris County, and previously conveyed to Hartman Reit Operating Partnership III LP, and described as "Tracts F and G" (called 3.1366 acre), "Tract Residue" (0.0629 acre), and "Tract C" (0.3004 acre) in deed recorded under County Clerk's File No. Y511040 of the said Real Property Records, said 3.5003 acre tract of land being more particularly described in three tracts by metes and bounds as follows: 3.1371 Acres (Tracts F and G) COMMENCING at a 5/8 inch steel rod with cap set in the South line of Wallisville Road, based on a 100 foot right-of-way, at the North end of a cut-back line for Uvalde Road, said point being the most Northerly Northeast corner of Restricted Reserve "A", Block 1 of Exxon - Wallisville Road, the map or plat thereof recorded in Film Code No. 372008 of the said Map Records; Thence, South 44°27'53" East, 21.16 feet with the said cut-back line and the Northeast line of said Restricted Reserve "A" to a point in the West line of said Uvalde Road, based on a 100 foot right- of-way, for the most Easterly Northeast corner of said Restricted Reserve "A"; Thence, South 00°40'00" West with the West line of said Uvalde Road and the East line of said Restricted Reserve "A", at 130.00 feet passing a 5/8 inch steel rod (Control Monument) with cap stamped "Thompson" found marking the Southeast corner of said Restricted Reserve "A" and the most Easterly Northeast corner of said Block 1, Restricted Reserve "A" of Northeast Square and that certain 3.0594 acre tract of land conveyed to J & M Properties LLC, dba MFP Properties, LLC, as described in deed recorded under County Clerk's File No. Z070407 of the said Real Property Records, and continuing with the East line of said Block 1, Restricted Reserve "A" of Northeast Square in all, a total distance of 349.78 feet to a "P-K" nail set for the most Northerly Northeast corner and PLACE OF BEGINNING of the herein described tract, said point also being the most Easterly Southeast corner of that certain 2.5777 acre tract of land conveyed to Gulf Realty, Inc., as described in deed recorded under County Clerk's File No. 20100420894 of the said Real Property Records; Thence, continuing with the West line of said Uvalde Road and the East line of said Block 1, Restricted Reserve "A" of Northeast Square, South 00°40'00" West, 349.47 feet to a 3/4 inch steel rod with cap set for the Southeast corner of said Restricted Reserve "A" and the herein described tract, said point also being the Northeast corner of Block 2 of Woodforest National Bank, the map or plat thereof recorded in Volume 296, Page 65 of the said Map Records and that certain 3.1465 acre tract of land conveyed to Woodforest National Bank, as described in deed recorded under County Clerk's File No. G375238 of the said Real Property Records; Thence, North 89°820'00" West, 622.00 feet with the North line of said Block 2 and the said 3.1465 acre tract, and with the South line of said Restricted Reserve "A" to a 5/8 inch steel rod with cap set for an interior ell corner of said Restricted Reserve "A" and the herein described tract, said point being the Northwest corner of said Block 2 and the said 3.1465 acre tract; 10 [AM_ACTIVE 400655008_12]

Thence, South 00°40'00" West, 203.58 feet with the West line of said Block 2 and the said 3.1465 acre tract, and with the lower East line of said Restricted Reserve "A" to a 5/8 inch steel rod with cap set in the North line of North Thorntree Drive (right-of-way varies at this point) for the most Southerly Southeast corner said Restricted Reserve "A" and the herein described tract, said point being the Southwest corner of said Block 2 and the said 3.1465 acre tract, said point also being in a non-tangent curve to the left, having a radius of 60.00 feet and a central angle of 47°57'46"; Thence, in a Southwesterly direction, with the Northerly line .of said Thorntree Drive and the Southerly line of said Restricted Reserve "A", and with the curve to the left having a radius of 60.00 feet (chord bearing South 35°42'56" West, 48.77 feet), an arc distance of 50.23 feet to a 5/8 inch steel rod with cap set for the most Southerly or Southwest corner of said Restricted Reserve "A" and the herein described tract, said point being in the East line of Thorntree Apartments, Section 1, the map or plat thereof recorded in Volume 287, Page 14 of the said Map Records and that certain 9.5894 acre tract conveyed to Jeevana Jothi Ltd., as described in deed recorded under County Clerk's File No. R622778 of the said Real Property Records, from which point, a found 1 inch steel pipe bears North 00°40' East, 0.67 feet; Thence, North 00°40'00" East, 287.97 feet with the East line of said Thorntree Apartments, Section 1 and the said 9.5894 acre tract, and with the West line of said Restricted Reserve "A" to a 5/8 inch steel rod with cap set for the most Westerly Northwest corner of the herein described tract, said point being the most Southerly Southwest corner of the aforesaid 2.5777 acre tract, from which point, a found 1/2 inch steel rod bears North 12*12' West, 0.48 feet; Thence, with the Southerly line of the said 2.5777 acre tract, the following courses and distances: South 89°20'00" East, 84.95 feet to a "P-K" nail in asphalt set for an interior ell corner; North 00°40'00" East, 115.70 feet to an interior building corner found at an exterior ell corner; South 89°20'00" East, 359.44 feet to a "P-K" nail in asphalt set for an interior ell corner; North 00°40'00" East, 109.43 feet to a "P-K" nail in asphalt set for an exterior ell corner; South 89°20'00" East, 36.57 feet to a "P-K" nail in asphalt set for an interior ell corner; North 00°40'00" East, 83.01 feet to a "P-K" nail in asphalt set for an exterior ell corner; and South 88°15'20" East, 169.05 feet to the PLACE OF BEGINNING and containing 3.1371 acres or 136,650 square feet of land, more or less. 0.0629 Acre (Tract Residue) COMMENCING at a 5/8 inch steel rod with cap set in the South line of Wallisville Road, based on a 100 foot right-of-way, at the North end of a cut-back line for Uvalde Road, said point being the most Northerly Northeast corner of aforesaid Restricted Reserve "A", Block 1 of Exxon - Wallisville Road; 11 [AM_ACTIVE 400655008_12]

Thence, North 89°35'45" West, 132.00 feet with the South line of said Wallisville Road and the North line of said Restricted Reserve "A" to a 5/8 inch' steel rod with cap stamped "Hovis" found at a point of curve to the left, having a radius of 2814.79 feet and a central angle of 00°03'40"; Thence, continuing with South line of said Wallisville Road and the North line of said Restricted Reserve "A", and with the said curve to the left having a radius of 2814.79 feet (chord bearing North 89°37'35" West, 3.00 feet), an arc distance of 3.00 feet to a 3/4 inch steel rod (Control Monument) with cap (stamping obliterated) found marking the Northeast corner and PLACE OF BEGINNING of the herein described tract, said point being the Northwest corner of said Restricted Reserve "A", said point also being the most Northerly Northeast corner of aforesaid Block 1, Restricted Reserve "A" of Northeast Square; Thence, South 00°40'00" West, 144.31 feet with the West line of said Restricted Reserve "A" and an East line of said Block 1, Restricted Reserve "A" of Northeast Square to a 5/8 inch steel rod with cap found marking the Southeast corner of the herein described tract, said point being the Southwest corner of said Restricted Reserve "A", said point also being in a North line of the aforesaid MFP Properties, LLC 3.0594 acre tract; Thence, North 89°20'00" West, 19.00 feet with the North line of the said 3.0594 acre tract to a "P- K" nail in asphalt set for the Southwest corner of the herein described tract, said point being an interior ell corner of the said 3.0594 acre tract; Thence, North 00°40'00" East, 144.14 feet with an East line of the said 3.0594 acre tract to a 5/8 inch steel rod found in the South line of said Wallisville Road and the North line of said Block 1, Restricted Reserve "A" of Northeast Square marking the Northwest corner of the herein described tract, said point being the most Northerly Northeast corner of the said 3.0594 acre tract, said point also being in a curve to the right, having a radius of 2814.79 feet and a central angle of 00*23' 12"; Thence, in an Easterly direction, with the South line of said Wallisville Road and the North line of said Block 1, Restricted Reserve "A" of Northeast Square, and with the said curve to the right having a radius of 2814.79 feet (chord bearing South 89°50'45" East, 19.00 feet), an arc distance of 19.00 feet to the PLACE OF BEGINNING and containing 0.0629 acre or 2,740 square feet of land, more or less. 0.3004 Acre (Tract C) COMMENCING at a 5/8 inch steel rod with cap set in the South line of Wallisville Road, based on a 100 foot right-of-way, at the North end of a cut-back line for Uvalde Road, said point being the most Northerly Northeast corner of aforesaid Restricted Reserve "A", Block 1 of Exxon - Wallisville Road; Thence, North 89°35'45" West, 132.00 feet with the South line of said Wallisville Road and the North line of said Restricted Reserve "A" to a 5/8 inch steel rod with cap stamped "Hovis" found at a point of curve to the left, having a radius of 2814.79 feet and a central angle of 00°3'40"; Thence, continuing with South line of said Wallisville Road and the North line of said Restricted Reserve "A", and with the said curve to the left having a radius of 2814.79 feet (chord bearing North 89"37'35" West, 3.00 feet), an arc distance of 3.00 feet to a 3/4 inch steel rod (Control Monument) with cap (stamping obliterated) found marking the Northwest corner of said Restricted 12 [AM_ACTIVE 400655008_12]

Reserve "A", said point also being the most Northerly Northeast corner of aforesaid Block 1, Restricted Reserve "A" of Northeast Square; Thence, continuing with the South line of said Wallisville Road and the North line of said Block 1, Restricted Reserve "A" of Northeast Square, and continuing with said curve to the left having a radius of 2814.79 feet, through a central angle of 05"54'51" (chord bearing South 87°24'28" West, 290.42 feet), an arc distance of 290.55 feet to a 5/8 inch steel rod with cap set for the Northeast corner and PLACE OF BEGINNING of the herein described tract, said point being an exterior (North) ell corner of the aforesaid MFP Properties, LLC 3.0594 acre tract; Thence, South 00°40'00" West, 137.67 feet with the common line of the said 3.0594 acre tract to a "P-K" nail in asphalt set for the Southeast corner of the herein described tract, said point being an interior ell corner of the said 3.0594 acre tract; Thence, North 89°20'00" West, 80.00 feet with the common line of the said 3.0594 acre tract to an "X" in concrete set for the most Southerly Southwest corner of the herein described tract, said point being an interior ell corner of the said 3.0594 acre tract; Thence, North 00°40'00" East, 44.00 feet with the common line of the said 3.0594 acre tract to an "X" in concrete set for an interior ell corner of the herein described tract, said point being an exterior ell corner of the said 3.0594 acre tract; Thence, North 89°20'00" West, 30.00 feet with the common line of the said 3.0594 acre tract to a "P-K" nail in asphalt set for the most Westerly Southwest corner of the herein described tract, said point being an interior ell corner of the said 3.0594 acre tract; Thence, North 00°40'00" East, 79.49 feet with the common line of the said 3.0594 acre tract to a 5/8 inch steel rod with cap set in the South line of said Wallisville Road and the North line of said Block 1, Restricted Reserve "A" of Northeast Square for the Northwest corner of the herein described tract, said point being an exterior ell corner of the said 3.0594 acre tract, said point also being in a curve to the right, having a radius of 2814.79 feet and a central angle of 0215'28"; Thence, in an Easterly direction, with the South line of said Wallisville Road and the North line of said Block 1, Restricted Reserve "A" of Northeast Square, and with the said curve to the right having a radius of 2814.79 feet (chord bearing North 83°19' 18" East, 110.91 feet), an arc distance of 110.92 feet to the PLACE OF BEGINNING and containing 0.3004 acre or 13,084 square feet of land, more or less, for a combined (net) area of 3.5003 acres or 152,474 square feet of land, more or less. TRACT 2: Non-exclusive easement rights created in Declaration of Restrictions and Grant of Easements recorded under County Clerk's File Nos. H888422 as amended by County Clerk's File Nos. J330661 and K886200 of the Real Property Records of Harris County, Texas. 13 [AM_ACTIVE 400655008_12]

7. 14110 N Dallas Pkwy., Dallas, TX 75254 and 14114 N Dallas Pkwy., TX Parcel I: Being a description of a 3.986 acre tract of land situated in the John Witt Survey Abstract Number 1584, in the City of Dallas, Dallas County, Texas, and being all of Lot 5, in Block B/7007, Parkway North Addition, an addition to the City of Dallas, as shown on the plat recorded April 3, 2003, in Volume 2002065, at Page 91, Map Records, Dallas County, Texas, being more fully described as follows: Beginning at a P.K. nail found in concrete on the present east right-of-way line of Dallas Parkway (a called 200 foot wide right-of-way) and being the west common corner between said Lot 5 and Lot 6A of Mayeh Addition, an addition to the City of Dallas as shown on the plat recorded July 11, 2003, in Volume 2003134, at Page 38, Map Records, Dallas County, Texas; thence North 00°06'00" West, departing said Lot 6A and along the west line of Lot 5 and the east right-of-way line of said Dallas Parkway, a distance of 264.93 (plat 264.00') feet to a ½ inch steel rod set for corner and being the west common corner between said Lot 5 and Lot 1, in Block B/7007 of Defender Addition, an addition to the City of Dallas, as shown on plat recorded January 15, 1982, in Volume 82011, at Page 2479, Map Records of Dallas County, Texas; thence North 90°00'00" East, departing said Dallas Parkway and along the common line between said Defender Addition and said Parkway North Addition, a distance of 499.06 feet to a ½ inch steel rod set for corner; thence South 00°06'00" East, departing said Lot 1, a distance of 447.09 feet (plat 446.35') to a 1/2 inch steel rod set for corner, on the present north right-of-way line of Spring Valley Road (a variable width right-of-way); thence along the north lines of said Spring Valley Road the following: North 84°17'55" West, departing said Lot 3, a distance of 72.03 feet to a chiseled "X" set for corner, at the beginning of a curve to the left having a central angle of 05°42'04", a radius distance of 1,050.00 feet, a chord distance of 104.44 feet, and a chord bearing of North 87°08'58" West; westerly, along said curve to the left, an arc distance of 104.48 feet to a ½ inch steel rod set for corner; South 90°00'00" West, a distance of 63.10 feet to a 5/8-inch steel rod found for corner at the south common corner between said Lot 5 and Lot 6B of previously mentioned Mayeh Addition; thence North 00°06'00" West, departing said north right-of-way line and along a common line between said Lots 5 and 6B, a distance of 169.81 feet (plat 170.00'), to a ½ inch steel rod set for corner; thence South 90°00'00" West, continuing along said common line, a distance of 260.00 feet to the point of beginning. (Containing 3.986 acres or 173,618 square feet, more or less.) Parcel II: Non-exclusive easement created by Restrictive Covenant and Mutual Access Easement recorded April 3, 2002, in Volume 2002065, at Page 5881, Deed Records, Dallas County, Texas. 14 [AM_ACTIVE 400655008_12]

8. 16010 Barkers Point Lane, Houston, TX 77079 DESCRIPTION OF A 3.067-ACRE (133,599-SQ. FT.) TRACT OF LAND SITUATED IN THE JOEL WHEATON SURVEY, A-80, HARRIS COUNTY, TEXAS Being a 3.067-acre (133,599 square feet) tract of land situated in the Joel Wheaton Survey, Abstract 80, Harris County, Texas, being out of Restricted Reserve "A" and Restricted Reserve "B", Barker's Landing Office Park, as recorded in Volume 285, Page 90 of the Map Records of Harris County, Texas, and being out of a called 2.940-acre tract of land conveyed to Jaykuber, L.L.C. under Harris County Clerk's File Number 20070178865. Said 3.067-acre tract being comprised of four separate tracts of land (Tract I) as to a called 2.709-acre tract, (Tract II) as to a called 0.011 acre tract, (Tract III) as to a called 0.037-acre tract and (Tract IV) as to a called 13,981 square foot tract. Tracts I, II and III being conveyed as follows: Hartman Gulf Plaza 1, LLC, by instrument filed for record under Harris County Clerk's File (H.C.C.F.) No. X681397 , Film Code (F.C.) No. 587-44-8699, Hartman Gulf Plaza 2, LLC, by instrument filed for record under H.C.C.F. No. X681406, F.C. No. 587-44-0761, Hartman Gulf Plaza 3, LLC, by instrument filed for record under H.C.C.F. No. X681413, F.C. No. 587-44-0819, Hartman Gulf Plaza 4, LLC, by instrument filed for record under H.C.C.F. No. X681419, F.C. No. 587-44-0861, Hartman Gulf Plaza 5, LLC, by instrument filed for record under H.C.C.F. No. X681423, F.C. No. 587-44-0894, Hartman Gulf Plaza 6, LLC, by instrument filed for record under H.C.C.F. No. X681429, F.C. No. 587-44-0931, Hartman Gulf Plaza 7, LLC, by instrument filed for record under H.C.C.F. No. X681459, F.C. No. 587-44-1173, Hartman Gulf Plaza 8, LLC, by instrument filed for record under H.C.C.F. No. X731757, F.C. No. 588-35-2425, Hartman Gulf Plaza 9, LLC, by instrument filed for record under H.C.C.F. No. X731759, F.C. No. 588-35-2444, Hartman Gulf Plaza 10, LLC, by instrument filed for record under H.C.C.F. No. X731766, F.C. No. 588-35-2509, Hartman Gulf Plaza 11, LLC, by instrument filed for record under H.C.C.F. No. X731772, F.C. No. 588-35- 2567, Hartman Gulf Plaza 12, LLC, by instrument filed for record under H.C.C.F. No. X731763, F.C. No. 588-35-2483 and Hartman Gulf Plaza 13, LLC, by instrument filed for record under H.C.C.F. No. X731769, F.C. No. 588-35-2538, (hereinafter referred to as Hartman Gulf Plaza, Et. al.) and Tract IV, conveyed to Hartman Gulf Plaza, Et. al., by instrument filed for record under H.C.C.F. No. 20120119618, F.C. No. 031-04-2238, all of the Official Public Records of Real Property of Harris County, Texas, and being more particularly described as follows: (Bearings based on the north line of said Restricted Commercial Reserve "A"): BEGINNING at a 5/8-inch iron rod with cap stamped "WEISSER ENG HOUSTON, TX" in the west right-of-way line of Addicks-Howell Drive (60-Foot Wide Right-of-Way) set for the northeast corner of said Barker's Landing Office Park, the northeast corner of said Restricted Reserve "A", for the southeast corner of Restricted Reserve "A", Block 1 of the plat of Wolf Elementary, Katy Independent School District, as recorded under Film Code No. 640185 of the Harris County Map Records, for the northeast corner of said Tract I and for the northeast corner of said tract herein described, from which a found 1-inch iron pipe bears South 74 deg. 54 min. 56 sec. West, a distance of 0.70 feet; THENCE South 02 deg. 55 min. 58 sec. West, with the west right-of-way line of said Addicks- Howell Drive, with the east line of said Barker's Landing Office Park, with the east line of said Restricted Reserve "A", the east line of said Tract I and the most easterly east line of said tract herein described, at a distance of 171.38 feet pass the most southerly northeast corner of said Restricted Reserve "A", being the most southerly northeast corner of said Tract I, being the northeast corner of said Tract III and continuing for a total distance of 196.38 feet to a 5/8-inch iron rod with cap stamped "WEISSER ENG HOUSTON, TX" found for the southeast corner of 15 [AM_ACTIVE 400655008_12]

said Tract III, for a northeast corner of a called 2.115-acre tract of land conveyed to Briarhollow, LLC, by deed recorded under H.C.C.F. No. T783185, F.C. No. ###-##-#### of the Official Public Records of Real Property of Harris County, Texas, and for the most easterly southeast corner of said tract herein described, from which a found 5/8-inch iron rod bears North 30 deg. 51 min. 44 sec. West, a distance of 1.31 feet; THENCE North 87 deg. 04 min. 02 sec. West, with the south line of said Tract III, with a north line of said 2.115-acre tract and with the most northerly south line of said tract herein described, a distance of 65.00 feet to a 5/8" iron rod with cap stamped "WEISSER ENG HOUSTON, TX" found in an east line of said Restricted Reserve "A" and in an east line of said Tract I set for the southwest corner of said Tract III, for a northwest corner of said 2.115-acre tract and for an interior corner of said tract herein described, from which a found 5/8-inch iron rod bears North 22 deg. 13 min. 21 sec. West, a distance of 0.99 feet; THENCE South 02 deg. 55 min. 58 sec. West, with an east line of said Restricted Reserve "A", with an east line of said Tract I , a west line of said Restricted Reserve "B" and an east line of said tract herein described, a distance of 184.00 feet to a 5/8-inch iron rod with cap stamped "WEISSER ENG HOUSTON, TX" set for the southeast corner of said Restricted Reserve "A", for an interior corner of said Restricted Reserve "B", for an interior corner of said 2.115-acre tract and for the most easterly southeast corner of said tract herein described; THENCE North 87 deg. 04 min. 02 sec. West, with a south line of said Restricted Reserve "A", with a south line of said Tract I, with a north line of said Restricted Commercial Reserve "B", with a north line of said 2.115-acre tract and with a south line of said tract herein described, a distance of 198.45 feet to a 5/8-inch iron rod with cap stamped "WEISSER ENG HOUSTON, TX" set for the northeast corner of said Tract II, for an angle point in said 2.115-acre tract and for an interior corner of said tract herein described; THENCE South 47 deg. 55 min. 58 sec. West, with the southeast line of said Tract II, with a northwest line of said 2.115-acre tract and with a southeast line of said tract herein described, a distance of 44.62 feet to a 5/8-inch iron rod with cap stamped "WEISSER ENG HOUSTON, TX" set for an interior corner in said tract herein described; THENCE South 02 deg. 55 min. 58 sec. West, with the east line of said Restricted Reserve "A", the east line of said Tract I, a west line of said Restricted Commercial Reserve "B" and an east line of said tract herein described, a distance of 10.63 feet to a 5/8-inch iron rod in the north line of Barker's Point Lane (60- Foot Wide Right-of-Way), as recorded in Volume 285, Page 90 of the Map Records of Harris County, found marking the most southerly southeast corner of said tract herein described and marking the beginning of a non- tangent curve to the left; THENCE with the north right-of-way line of said Barker's Point Lane, and with the arc of said curve to the left having a radius of 60.00 feet, a curve length of 42.92 feet, a central angle of 40 deg. 59 min. 05 sec., a chord bearing of North 86 deg. 02 min. 47 sec. West and a chord distance of 42.01 feet to a 5/8-inch iron rod with cap stamped "WEISSER ENG HOUSTON, TX" set for a southeasterly corner of the residue of said 2.940-acre tract and for the most southerly southwest corner of said tract herein described; THENCE North 02 deg. 25 min. 36 sec. West, with the west line of said Tract I, with an east line of the residue of said 2.940-acre tract and with a west line of said tract herein described, a distance of 162.99 feet to a 5/8-inch iron rod with cap stamped "WEISSER ENG HOUSTON, TX" set for a northeast corner of the residue of said 2.940-acre tract and for an interior corner of said tract herein described; 16 [AM_ACTIVE 400655008_12]

THENCE South 87 deg. 34 min. 24 sec. West, with a north line of the residue of said 2.940-acre tract and with a south line of said tract herein described, a distance of 62.00 feet to a 5/8-inch iron rod with cap stamped "WEISSER ENG HOUSTON, TX" set for an interior corner of the residue of said 2.940-acre tract and for the most northerly southwest corner of said tract herein described; THENCE North 02 deg. 25 min. 36 sec. West, with an east line of the residue of said 2.940-acre tract and with the west line of said tract herein described, a distance of 225.50 feet to a 5/8-inch iron rod with cap stamped "WEISSER ENG HOUSTON, TX" set in the south line of said Restricted Reserve "A", Block 1 for the northeast corner of the residue of said 2.940-acre tract and the northwest corner of said tract herein described; THENCE North 87 deg. 34 min. 24 sec. East, with said north line of said Restricted Reserve "A" and the south line of said Restricted Reserve "A", Block 1, a distance of 436.93 feet to the POINT OF BEGINNING and containing 3.079-acres (134,109 square feet) of land, save and except a called 0.012-acre (510 sq. ft.) tract of land conveyed to BRIARHOLLOW LLC by deed recorded under H.C.C.F. No. T783185, F.C. No. 526-21-1701 of the Official Public Records of Real Property, Harris County Texas, and leaving a net total acreage of 3.067-acres (133,599 sq. ft.) of land, more or less. the above described property is also described by metes and bounds as follows: Being a 3.067-acre (133,599 square foot) tract of land situated in the Joel Wheaton Survey, A-80, Harris County, Texas. Said 3.067-acre tract being out of Restricted Reserve "A" and Restricted Reserve “B”, Barker's Landing Office Park, as recorded in Volume 285, Page 90 of the Map Records of Harris County, Texas, and being all of a called 3.067-acre tract of land conveyed to Hartman Gulf Plaza LLC., by deed recorded under Harris County Clerk's File Number 20140098837, Film Code No. ER 054-72-1638 of the Official Public Records of Real Property, Harris County, Texas, and being more particularly described as follows, with the basis of bearings being the Texas State Plane Coordinate System, South Central Zone No. 4204 (NAD83) (2001 Adj.), all coordinates shown herein are grid coordinates and may be converted to surface by multiplying by the combined scale factor of 1.000106934, all distances are surface distances: BEGINNING (13,845,861.58, E=3,033,510.01) at a 3/4-inch iron pipe found in the west right-of- way line of Addicks-Howell Drive (60-Foot Wide Right-of-Way), for the southeast corner of Restricted Reserve “A”, Block 1 of Wolfe Elementary, Katy Independent School District, as recorded under Film Code No. 640185 of the Map Records of Harris County, Texas, for the northeast corner of said Restricted Reserve "A” of Barker's Landing Office Park, for the most northerly northeast corner of said 3.067-acre tract and for the most northerly northeast corner of said tract herein described; THENCE South 02 deg. 57 min. 11 sec. West, with the west right-of-way line of said Addicks- Howell Drive, with an east line of said 3.067-acre tract and with an east line of said tract herein described, a distance of 196.38 feet to a 5/8-inch iron rod with cap stamped “WEISSER ENG HOUSTON, TX” set for a northeast corner of a called 2.115-acre tract of land conveyed to Briarhollow, LLC., by deed recorded under Harris County Clerk’s File No. T783185, Film Code No. 526-21-1701 of the Official Public Records of Real Property, Harris County, Texas, for the most easterly southeast corner of said 3.067-acre tract and for the most easterly southeast corner of said tract herein described; THENCE North 87 deg. 02 min. 49 sec. West, with a north line of said 2.115-acre tract, with a south line of said 3.067-acre tract and with a south line of said tract herein described, a distance of 65.00 feet to a point for a northwest corner of said 2.115-acre tract and for an interior angle point 17 [AM_ACTIVE 400655008_12]

of said tract herein described, from which a found 5/8-inch iron rod bears North 26 deg. 50 min. 34 sec. West, a distance of 1.08 feet; THENCE South 02 deg. 57 min. 11 sec. West, west a west line of said 2.115-acre tract, with an east line of said 3.067-acre tract and an east line of said tract herein described, a distance of 184.00 feet to a 5/8-inch iron rod found for an interior angle point of said 2.115-acre tract and for a southeast corner of said tract herein described; THENCE North 87 deg. 02 min. 49 sec. West, with a north line of said 2.115-acre tract, with a south line of said 3.067-acre tract and with a south line of said tract herein described, a distance of 198.45 feet to a 5/8-inch iron rod with cap stamped "WEISSER ENG HOUSTON, TX" set for an interior angle point of said tract herein described; THENCE South 47 deg. 57 min. 11 sec. West, with a northwest line of said 2.115-acre tract, with the southeast line of said 3.067-acre tract and with the southeast line of said tract herein described, a distance of 44.62 feet to a 5/8-inch iron rod with cap stamped "WEISSER ENG HOUSTON, TX" set for an interior angle point of said tract herein described; THENCE South 02 deg. 57 min. 11 sec. West, with a west line of said 2.115-acre tract, with and ease lint of said 3.067-acre tract and with an east line of said tract herein described, a distance of 10.63 feet to a 5/8-inch iron rod with cap stamped "WEISSER ENG HOUSTON, TX" set in the north line of Barker's Point Lane (60-Foot Wide Right-of-Way), as recorded in Volume 285, Page 90 of the Map Records of Harris County, Texas, for the most southerly southeast corner of said tract herein described and for the beginning of a non-tangent curve to the left; THENCE in a westerly direction, with the north right-of-way line of said Barker’s Point Lane, with a south line of said 3.067-acre tract, with a south line of said tract herein described and along the arc of said curve to the left, having a radius of 60.00 feet, a central angle of 40 deg. 59 min. 05 sec., a chord bearing of North 86 deg. 01 min. 34 sec. West, a chord distance of 42.01 feet and an arc length of 42.92 feet to a point for a southeast corner of a called 2.619-acre tract of land conveyed to RTDJ Properties, LLC, by deed recorded under Harris County Clerk’s File No. 20150403865, Film Code No. 073-72-0690 of the Official Public Records of Real Property, Harris County, Texas, and for the most southerly southwest corner of said tract herein described, from which a found 5/8-inch iron rod bears South 43 deg. 54 min. 51 sec. East, a distance of 0.25 feet; THENCE North 02 deg. 24 min. 23 sec. West, with an east line of said 2.619-acre tract, with a west line of said 3.067-acre tract and with a west line of said tract herein described, a distance of 162.99 feet to a 5/8-inch iron rod with cap stamped “WEISSER ENG HOUSTON, TX” set for a northeast corner of said 2.619-acre tract and for an interior angle point of said tract herein described THENCE South 87 deg. 35 min. 37 sec. West, with a north line of said 2.619-acre tract, with a south line of said 3.067-acre tract and with a south line of said tract herein described, a distance of 62.00 feet to a point for an interior angle point of said 2.619-acre tract and for the most westerly southwest corner of said tract herein described, from which a found 5/8-inch iron rod with cap stamped “WEISSER ENG HOUSTON, TX” bears North 42 deg. 21 min. 35 sec. West, a distance of 0.26 feet; THENCE North 02 deg. 24 min. 23 sec. West, with an east line of said 2.619-acre tract, with a west line of said 3.067-acre tract and with a west line of said tract herein described, a distance of 225.50 feet to a 5/8-inch iron rod with cap stamped “WEISSER ENG HOUSTON, TX” found in the south line of said Restricted Reserve “A”, Block 1 of Wolfe Elementary, Katy Independent School District, for the most northerly northeast corner of said 2.619-acre tract and for the northwest corner of said tract herein described; 18 [AM_ACTIVE 400655008_12]

THENCE North 87 deg. 35 min. 37 sec. East, with the south line of said Restricted Reserve “A”, Block 1 of Wolfe Elementary, Katy Independent School District, with a north line of said 3.067- acre tract and with a north line of said tract herein described, a distance of 436.93 feet to the POINT OF BEGINNING and containing 3.079-acres (134,109 square feet) of land, save and except a called 0.012-acre (510 sq. ft.) tract of land conveyed to BRIARHOLLOW LLC by deed recorded under Harris County Clerk’s File No. T783185, Film Code No. 526-21-1701 of the Official Public Records of Real Property, Harris County, Texas, and leaving a net total acreage of 3.067-acres (133,599 square feet) of land. 19 [AM_ACTIVE 400655008_12]

9. 5870 Hwy 6 N, Houston, TX 77084 TRACT 1: Being 2.20 acres (95,758 square feet) of land, all of a called 2.1982 acres, Reserve "D", Timber Creek Place, Section 1, recorded under Volume 305, Page 95 Map Records of Harris County, Texas (M.R. H.C.T.), conveyed to Copperfield Timbercreek Atrium, LLC, by deed recorded under County Clerk's File Number (C.F.) 20070489483 Official Public Records Real Property of Harris County, Texas (O.P.R.R.P. H.C.T.), said 2.20 acre tract lying in the Michael McCormick Survey, Abstract 533 and being more particularly described by metes and bounds as follows; BEGINNING at a found 3/4 inch iron rod in the east right-of-way (R.O.W.) of State Highway 6, 120' Public R.O.W., marking the southwest corner of a called Tract 1, 3.0657 acres, conveyed to Gary Sheu, by deed recorded under C.F. M737049 O.P.R.R.P. H.C.T., also being the northwest corner of the herein described tract; THENCE North 89°52'26" East, along the south line of said 3.0657 acres, a distance of 375.00 feet to a set 5/8 inch iron rod with cap, marking the northwest corner of a called 6.5430 acres, all of Unrestricted Reserves, E,Q and P, of said Timber Creek Place, conveyed to Fairfield Towne Lake, LLC, by deed recorded under C.F. 20130642436 O.P.R.R.P. H.C.T., also being the northeast corner of the herein described tract; THENCE South 04°48'05" West, along the west line of said 6.5430 acres, a distance of 275.35 feet to a found 5/8 inch iron rod in the north R.O.W. of Timber Creek Place, Public R.O.W. varies, marking the southwest corner of said 6.5430 acres, also being the southeast corner of the herein described tract; THENCE along said R.O.W. and a curve to the left, having a radius of 200.00, feet, an internal angle of 13°00'23", a chord bearing of North 83°29'04" West, a distance of 45.30 feet, an arc length of 45.40 feet to a set 5/8 inch iron rod with cap, marking a point of tangency of the herein described tract; THENCE North 87°13'18" West, along said R.O.W., a distance of 207.25 feet to a set "X" in concrete, marking an angle point of the herein described tract; THENCE North 89°59'15" West, along said R.O.W., a distance of 90.00 feet to a set 5/8 inch iron rod with cap, marking the most southerly corner of a cut-back; THENCE North 44°59'15" West, along said cut-back, a distance of 14.14 feet to a set 5/8 inch iron rod with cap in said west R.O.W. of State Highway 6, marking the most northerly corner of said cut-back; THENCE North 00°0'45" East, a distance of 24835 feet to the POINT OF BEGINNING and containing a computed 2.20 acres (95,758 square feet) of land, more or less. TRACT 2: Non-exclusive easement and right-of-way upon and across all driveways for the purpose of providing pedestrian and vehicular ingress and egress as set forth by instrument recorded under Harris County Clerk's File No. H516516. 20 [AM_ACTIVE 400655008_12]

10. 15840 FM 529, Houston, TX 77095

BEING A 2.430 ACRE (105,853- SQUARE FOOT) TRACT OF LAND LOCATED IN THE JOHN WIRT SURVEY ABSTRACT NO. 1293 AND THE W. S. WALL SURVEY ABSTRACT NO. 1536, HARRIS COUNTY, TEXAS, SAID 2.430 ACRE TRACT BEING THE RESIDUE OF THAT TRACT CONVEYED TO JRTEX #1 LTD. AS PER AN INSTRUMENT RECORDED UNDER COUNTY CLERK'S FILE NO. M833813, M833814 AND M833815 (FILM CODE NO. 188-79- 1654, 188-79-1660 AND 188-79-1666) ALL OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF HARRIS COUNTY, TEXAS, AND ALSO BEING A PART OF RESTRICTED RESERVE "E" AS PER THE CORRECTED PLAT OF COPPERFIELD PLACE, SECTION ONE, A SUBDIVISION AS PER THE MAP OR PLAT THEREOF AS RECORDED IN VOLUME 303, PAGE 51 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

RESIDUE OF RESERVE "E" COPPERFIELD PLACE, SECITON ONE

BEING A 2.430 ACRE (105,853- SQUARE FOOT) TRACT OF LAND LOCATED IN THE JOHN WIRT SURVEY ABSTRACT NO. 1293 AND THE W. S. WALL SURVEY ABSTRACT NO. 1536, HARRIS COUNTY, TEXAS, SAID 2.430 ACRE TRACT BEING THE RESIDUE OF THAT TRACT CONVEYED TO JRTEX #1 LTD. AS PER AN INSTRUMENT RECORDED UNDER COUNTY CLERK'S FILE NO. M833813, M833814 AND M833815 (FILM CODE NO. 188-79- 1654, 188-79-1660 AND 188-79-1666) ALL OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF HARRIS COUNTY, TEXAS, AND ALSO BEING A PART OF RESTRICTED RESERVE "E" AS PER THE CORRECTED PLAT OF COPPERFIELD PLACE, SECTION ONE, A SUBDIVISION AS PER THE MAP OR PLAT THEREOF AS RECORDED IN VOLUME 303, PAGE 51 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS (BEARINGS BASED ON CORRECTED PLAT OF COPPERFIELD PLACE, SECTION ONE):

BEGINNING AT A 1/2-INCH IRON ROD FOUND IN THE NORTH RIGHT-OF-WAY LINE OF F.M. NO. 529 (SPENCER ROAD) BASED ON A WIDTH OF 120 FEET, AS PER A DEED TO THE STATE OF TEXAS AS RECORDED UNDER COUNTY CLERK'S FILE NO. R558278 (FILM CODE NO. 505-19-1517) OF THE SAID OFFICIAL PUBLIC RECORDS, SAID / INCH IRON ROD BEING THE SOUTHEAST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 87 DEG. 44 MIN. 32 SEC. WEST, ALONG THE NORTH RIGHT-OF-WAY LINE OF SAID F. NO. 529, A DISTANCE OF 290.00 FEET TO A 1/2-INCH IRON ROD FOUND FOR THE CUTBACK CORNER OF THE INTERSECTION OF THE SAID NORTH RIGHT-OF-WAY LINE AND THE EAST RIGHT-OF-WAY LINE OF LAKEVIEW HAVEN DRIVE (BASED ON A 60-FOOT WIDTH) AND BEING THE SOUTHERLY SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE NORTH 47 DEG. 15 MIN. 25 SEC. WEST, ALONG SAID CUTBACK LINE, A DISTANCE OF 14.14 FEET TO A INCH IRON ROD FOUND FOR THE NORTHWEST CUTBACK CORNER OF THE INTERSECTION OF THE SAID NORTH RIGHT-OF-WAY LINE OF SAID F.M. NO. 529 AND THE EAST RIGHT-OF-WAY LINE OF LAKEVIEW HAVEN DRIVE, BASED ON A WIDTH OF 60 FEET, AND BEING THE MOST WESTERLY SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE NORTH 02 DEG. 15 MIN. 28 SEC. WEST, ALONG THE SAID RIGHT-OF-WAY LINE, SAME BEING THE WEST LINE OF THE HEREIN DESCRIBED TRACT, A DISTANCE OF 162.30 FEET TO A 5/8-INCH IRON ROD FOUND FOR THE POINT OF CURVATURE FOR A CURVE TO THE LEFT;

21

[AM_ACTIVE 400655008_12]

THENCE ALONG A CURVE TO THE LEFT AND BEING IN THE SAID RIGHT-OF-WAY LINE, HAVING A RADIUS OF 830.00 FEET, A CENTRAL ANGLE OF 12 DEG. 18 MIN. 39 SEC., AN ARC LENGTH OF 178.34 FEET, AND A LONG CHORD WHICH BEARS NORTH 08 DEG. 24 MIN. 48 SEC. WEST, 177.99 FEET TO A 5/8-INCH IRON FOUND FOR THE SOUTHWEST CORNER OF A 3.4478 ACRE TRACT CONVEYED TO ST. MARY COPTIC ORTHODOX CHURCH OF HOUSTON BY INSTRUMENT RECORDED UNDER COUNTY CLERK'S FILE NO. P215564 (FILM CODE NO. ###-##- ####) OF THE SAID OFFICIAL PUBLIC RECORDS, AS A PART OF RESTRICTED RESERVE "B" OF SAID PLAT, SAID 5/8 INCH IRON ROD BEING THE NORTHWEST CORNER OF THE HEREIN DESCRIBED TRACT; THENCE NORTH 87 DEG. 44 MIN. 32 SEC. EAST, PARALLEL TO THE NORTH RIGHT- OF-WAY LINE OF SAID F.M. NO. 529 AND IN THE NORTH LINE OF THE HEREIN DESCRIBED TRACT, SAME BEING THE SOUTH LINE OF THE SAID 3.4478 ACRE TRACT, A DISTANCE OF 319.09 FEET TO A 1/2-INCH IRON ROD FOUND BEING THE NORTHWEST CORNER OF RESTRICTED RESERVE "D", THE SOUTHEAST CORNER OF THE RESTRICTED RESERVE "B AND BEING THE NORTHEAST CORNER OF THE HEREIN DESCRIBED TRACT; THENCE SOUTH 02 DEG. 15 MIN. 28 SEC. EAST, ALONG THE EAST LINE OF THE HEREIN DESCRIBED TRACT, SAME BEING THE WEST LINE OF THE SAID 3.945 ACRE TRACT, A DISTANCE OF 349.27 FEET TO THE POINT OF BEGINNING AND CONTAINING 2.430 ACRES (105,853 SQUARE FEET) OF LAND. 22 [AM_ACTIVE 400655008_12]

11. 7411 John Smith Dr., San Antonio, TX 78229 6.874 acres (299,428 square feet - SURFACE AREA) situated in the Manual Tejada Survey No. 89, Abstract No. 741, New City Block 17108, City of San Antonio, Bexar County, Texas; being all the remainder of Lot 1, Block 1 of Oak Hills Park, Unit-10 Subdivision, plat of which is recorded in Volume 9100, Page 228 of the Bexar County Deed and Plat Records, and being more particularly described by metes and bounds: A Metes and Bounds description of a 6.874 acre (299,428 square feet- SURFACE AREA) tract of land situated in the Manuel Tejada Survey No.89, Abstract No.741, New City Block 17108, City of San Antonio, Bexar County, Texas; being all of the remainder of Lot 1, Block 1 of Oak Hills Park, Unit-10 Subdivision, plat of which is recorded in Volume 9100, Page 228 of the Bexar County Deed and Plat Records; and also being all of those certain “Tracts 1, 2, 3, and 4” described in instrument to KW Funds-One Technology, LLC recorded in Volume 13187, Page 2130 of the Bexar County Real Property Records; and being more particularly described as follows: BEGINNING at a 1/2-inch iron rod found situated in the northwesterly right-of-way line of John Smith Drive (60 feet wide) marking the eastern-most corner of Lot 21 of Taco Bell -Babcock Subdivision, plat of which is recorded in Volume 9532, Page 28 of the Bexar County Deed and Plat Records (State Plane Grid Coordinates: North 13,732,026.21 feet; East 2,100,224.74 feet); THENCE, North 48°31'37" West, 324.65 feet along the northeasterly boundary said Lot 21, and Lot 22 of Oak Hills Park, Unit-10 Subdivision Replat recorded in Volume 9531, Page 42 of the Bexar County Deed and Plat Records, to a 112-inch iron rod (with cap stamped "JONES & CARTER") set marking the northern-most corner of said Lot 22 and marking an interior corner of the subject tract; THENCE, South 41°28'46" West, 164.67 feet along the northwesterly boundary of said Lot 22 to a "P-K" nail found situated in the northeasterly right-of-way line of Babcock Road (110 feet wide) and marking the western-most corner of said Lot 22; THENCE, North 48°43'00" West, 40.00 feet along said northeasterly right-of-way line of Babcock Road to a 1/2-inch iron rod (with cap stamped "JONES & CARTER") set marking the southern-most corner of Lot 23 of Babcock Pad Site Subdivision, plat of which is recorded in Volume 9539, Page 59 of the Bexar County Deed and Plat Records; THENCE, North 41°28'46" East, 164.80 feet along the southeasterly boundary of said Lot 23 to a 1/2-inch iron rod found marking the eastern-most comer of said Lot 23 and marking an interior corner of the subject tract; THENCE, North 48°31'37" West, 306.12 feet along the northeasterly boundary of said Lot 23 to a 1/2-inch iron rod found situated in the southeasterly boundary of Lot 3 of Omni Medical Subdivision, plat of which is recorded in Volume 9505, Page 174 of the Bexar County Deed and Plat Records and marking the northern-most corner of said Lot 23; THENCE, North 41°24'50" East; at 382.49 feet passing a 1/2-inch iron rod found marking the eastern-most common corner of said Lot 3 of Omni Medical Subdivision and Lot 6 of S.C. McM. 23 [AM_ACTIVE 400655008_12]

Subdivision, plat of which is recorded in Volume 9529, Page 194 of the Bexar County Deed and Plat Records; continuing for a total distance of 436.51 feet to a 1/2-inch iron rod found marking an interior corner of said Lot 6; TIIENCE, South 48°29'44" East, 671.06 feet along the southwesterly boundary of said Lot 6 to a 1/2-inch iron rod found situated in the aforesaid northwesterly right-of-way line of John Smith Drive and marking the southeastern-most comer of said Lot 6; THENCE, South 41°27'11" West, 436.14 feet along said northwesterly right-of-way line of John Smith Drive to the POINT OF BEGINNING, containing 6.874 acres of land. 24 [AM_ACTIVE 400655008_12]

12. 811, 829 - & 873 South Mason Rd., Katy, TX 77450 PARCEL A (FEE SIMPLE): Field notes for a 5.091 acre tract of land out of the H.T. & B.R.R Company Survey No. 5, Abstract No. 469, including the South 3 feet of Restricted Reserve "A" of Grand Parkway Plaza, Phase II, the map or plat of same being recorded in Volume 325, Page 35 of the Map Records of Harris County, and being that same tract of land described as Tract A and Tract B conveyed to Houston R.E. Income Properties XVI, LTD. as described in deed recorded under County Clerk's File No. V475684 of the Real Property Records of Harris County, said 5.091 acre tract of land being more particularly described by metes and bounds as follows: BEGINNING at a 5/8 inch steel rod with cap stamped "Thomas" set in the North line of Cimarron Parkway, right-ofway varies, as dedicated by deed recorded under County Clerk's File No. E008042 of the said Real Property Records, marking the Southeasterly corner of the herein described tract, said point also being the Southwesterly corner of Lot 37, Block 1 of a partial replat of Memorial Parkway, Section One, the map or plat of same being recorded in Volume 223, Page 117 of the said Map Records; Thence, South 71 degrees 20 minutes 41 seconds West, 150.00 feet (called South 71 degrees 20 minutes 10 seconds West, 148.94 feet in vesting deed) with the Northerly line of said Cimarron Parkway to a 5/8-inch steel rod with cap stamped "Halff Assoc." found marking a point of non- tangent curve to the right having a radius of 1460.00 feet and a central angle of 13 degrees 15 minutes 30 seconds (called 13 degrees 15 minutes 59 seconds in vesting deed); Thence, continuing with the Northerly line of said Cimarron Parkway and with the said curve to the right having a radius of 1460.00 feet (chord bearing South 77 degrees 05 minutes 20 seconds West, 337.09 feet)(called South 77 degrees 07 minutes 13 seconds West, 337.30 feet in vesting deed), an arc distance of 337.84 feet to a 5/8-inch steel rod with cap stamped "Thomas" set for the most Southerly Southwest corner of the herein described tract, said point also being the Southeast corner of Restricted Reserve "A" of Mason/Cimarron Gulf Oil Station, the map or plat of same being recorded in Volume 325, Page 118 of the said Map Records; Thence, North 00 degrees 23 minutes 24 seconds West, 152.28 feet with the East line of said Restricted Reserve "A" of Mason/Cimarron Gulf Oil Station and generally along a board fence line to an inside ell corner, from which a found "Gulf Oil" monument bears North 89 degrees 36 minutes 36 seconds East, 0.49 feet, said point also being the Northeast corner of said Restricted Reserve "A" of Mason/Cimarron Gulf Oil Station; Thence, South 89 degrees 36 minutes 36 seconds West, 150.00 feet with the North line of said Restricted Reserve "A" of Mason/Cimarron Gulf Oil Station and generally along a board fence line to a point in the East line of said Mason Road, based on a 120.00 foot right-of-way, as described in instrument recorded under Film Code No. 169-34- 0954 of the said Real Property Records, from which a found "Gulf Oil" monument bears South 89 degrees 36 minutes 36 seconds West, 0.70 feet, said point being the most Northerly Southwest corner of the herein described tract, said point also being the Northwest corner of said Restricted Reserve "A" of Mason/Cimarron Gulf Oil Station; 25 [AM_ACTIVE 400655008_12]

Thence, North 00 degrees 23 minutes 24 seconds West with the East line of said Mason Road, at 321.00 feet passing a 5/8 inch steel rod with cap stamped "Halff Assoc." found marking the Southwest corner of said Restricted Reserve "A" of Grand Parkway Plaza, and continuing in all, a total distance of 324.00 feet to a 5/8-inch steel rod with cap stamped "Thomas" set for the Northwest corner of the herein described tract; Thence, North 89 degrees 36 minutes 36 seconds East, 479.85 feet along a line 3.0 feet North of and parallel to the South line of said Restricted Reserve "A" of Grand Parkway Plaza to a point in the Westerly line of aforesaid Block One of the partial replat of Memorial Parkway, Section One, for the Northeasterly corner of the herein described tract, from which a found 5/8-inch steel rod bears North 13 degrees 09 minutes West, 0.45 feet said point also being in the East line of said Restricted Reserve "A" of Grand Parkway Plaza; Thence, South 13 degrees 08 minutes 45 seconds East with the Westerly line of said Block One and generally along a board fence line, at 3.08 feet passing a 5/8-inch steel rod found marking the Southeast corner of said Restricted Reserve "A" of Grand Parkway Plaza, and continuing in all, a total distance of 32.08 feet to a 5/8-inch steel rod found at an angle point; Thence, continuing with the Westerly line of said Block One and generally along the said board fence line, South 19 degrees 04 minutes 28 seconds East, 139.84 feet to a 1/2-inch steel rod found at a second angle point; Thence, continuing with the Westerly line of said Block One and generally along the said board fence line, South 25 degrees 24 minutes 03 seconds East, 212.32 feet to the PLACE OF BEGINNING and containing 5.091 acres or 221,764 square feet of land, more or less. PARCEL B (NON-EXCLUSIVE EASEMENT): Non-Exclusive easement rights created by that certain Reciprocal Easement Agreement dated 10/17/085, by and between Grand Parkway & Associates, J.V. and Mason Road, J.V, recorded under County Clerk's File No. K271751, and as modified by instrument recorded under County Clerk's File No. R811656, both of the Real Property Records of Harris County. PARCEL C (NON-EXCLUSIVE EASEMENT): Non-Exclusive easement rights created by that certain Reciprocal Utility Easement Agreement date 3/1/96 by and between Matterhorn U.S.A., Inc., a Delaware Corporation and A-K Texas Venture Capital, L.G., a Texas limited liability company, recorded under County Clerk's File No. R811593, of the Real Property Records of Harris County, Texas. 26 [AM_ACTIVE 400655008_12]

13. 2909 Hillcroft Ave., Houston, TX 77057 Field notes for a 2.1056 acre tract of land out of the G.C. and S.F. Railroad Survey, Abstract No. 997 in Houston, Harris County, Texas, and being that same tract of land conveyed to Houston R.E. Income Properties XVI, LTD, as described in deed recorded under County Clerks File No. 20080020951 of the Real Property Records of Harris County, said 2.1056 acre tract of land being more particularly described by metes and bounds as follows: BEGINNING at a 5/8 inch steel rod with cap stamped "Thomas" set in the East line of Hillcroft Avenue, based on a 100 foot right-of-way, with the Southerly line of Unity Drive, based on a 60.00 foot right-of-way, said point being in a curve to the right having a radius of 688.64 feet and a central angle of 12 degrees 09 minutes 06 seconds; Thence, in a Southeasterly direction with the Southerly tine of said Unity Drive and with the said curve to the right having a radius of 688.64 feet (chord bearing South 69 degrees 49 minutes 25 seconds East, 145.78 feet), an arc length of 146.05 feet to a 1 inch steel pipe with cap stamped "Cotton Surveying" found at a point of tangency; Thence, continuing with the Southerly line of said Unity Drive, South 64 degrees 52 minutes 22 seconds East, 514.61 feet to a 5/8 inch steel rod found in concrete marking the most Easterly corner of the herein described tract, said point also being a Northeasterly corner of that certain 2.8057 acres of land conveyed to The United States Postal Service as described in deed recorded under County Clerks File No. J618307 of the Real Property Records of Harris County; Thence, due West with the North line of the said 2.8057 acre tract, at 112.40 feet passing the Northwest corner of the, said 2.8057 acre tract and the Northeast corner of that certain 2.3570 acre tract of land conveyed to Westhill Plaza, Ltd., as described in deed recorded under County Clerks File No. P953923 of the said Real Property Records of Harris County, and continuing with the North line of the said 2.3570 acre tract, at 351.53 feet passing the Northwest corner of the said 2.3570 acre tract and the Northeast corner of the Briar Trace Condominiums, the map or plat thereof being recorded in Volume 86, Page 54 of the Condominium Records of Harris County, and continuing with the North line of the said Briar Trace Condominiums in all, a total distance of 649.09 feet to a 5/8 inch steel rod found in the East line of aforesaid Hillcroft Avenue marking the Southwest corner of the herein described tract, said point also being the Northwest corner of the said Briar Trace Condominiums, said point also being in a non- tangent curve to the right having a radius of 1,950.00 feet and a central angle of 08 degrees 01 minutes 16 seconds. Thence, in a Northeasterly direction with the East line of said Hillcroft Avenue and with the said curve to the right having a radius of 1,950.00 feet (chord bearing North 09 degrees 46 minutes 58 seconds East, 272.77 feet), an arc distance of 272.99 feet to the PLACE OF BEGINNING and containing 2.1056 acres or 91,719 square feet of land, more or less. 27 [AM_ACTIVE 400655008_12]

14. 2010 N Loop W, Houston, TX 77018 TRACT 1: A METES AND BOUNDS description of a 12.41 acre (540,389 square feet, square footage is based on the mathematical closure of the courses and distances described herein) tract of land situated in the W.P. Morton Survey, Abstract No. 539 and being out of a called 14.533 acre tract of land as recorded under Clerk's File No. D805174 of the Harris County Official Public Records of Real Property. Said 12.41 acre tract being more particularly described as follows, having the bearings based on North 89 degrees 41 minutes 34 seconds East along the north line of a called 12.41 acre tract recorded in Clerk's File No. V254525 of the Harris County Official Public Records of Real Property: BEGINNING at a 5/8 inch iron rod found marking the northwest corner of said 14.533 acre tract and being on the east right-of-way line of T.C. Jester Boulevard (120-foot right-of-way); THENCE, North 89 degrees 41 minutes 34 seconds East, 1467.37 feet along the north line of said 14.533 acre tract to a 5/8-inch iron rod (with cap stamped "Cotton Surveying") found for corner and marking the northeast corner of the herein described tract; THENCE, South 00 degrees 14 minutes 01 seconds East, 298.45 feet to a 1-inch pinched top iron pipe found marking the southeast corner of the herein described tract and located on the south line of said 14.533 acre tract and in the northwesterly line of 610 North Loop (350 foot right-of- way); THENCE, South 63 degrees 59 minutes 42 seconds West, 222.24 feet to a 5/8-inch iron rod found for corner and being on the northwesterly right-of-way line of 610 North Loop (350-foot right-of- way); THENCE, South 89 degrees 38 minutes 03 seconds West 1108.70 feet along the south line of said 14.533 acre tract to a 1-inch iron pipe (with cap stamped "Cotton Surveying") found for corner and being on the aforementioned east right-of-way line of T.C. Jester Boulevard; THENCE, North 23 degrees 55 minutes 26 seconds West 59.03 feet along said east right-of-way line of T.C. Jester Boulevard to a 1-inch iron pipe (with cap stamped "Cotton Surveying") found for corner and marking the beginning of a curve to the right; THENCE, 367.40 feet along the arc of said curve, and east right-of-way line of T.C. Jester Boulevard, to the right having radius of 5228.84 feet, a central angle of 04 degrees 01 minutes 33 seconds, a long chord bearing North 21 degrees 46 minutes 00 seconds West, 367.32 feet to the POINT OF BEGINNING, CONTAINING 12.41 acres of land in Harris County, Texas, more or less. TRACT 2: (EASEMENT ESTATE) Non-Exclusive Easement rights created in an Access Easement as set forth in instrument filed for record on June 5, 1979, under Clerk's File No. G107523 of the Real Property Records of Harris County, Texas. 28 [AM_ACTIVE 400655008_12]

15. 11200 Westheimer Rd., Houston, TX 77042 Description of a tract of land containing 2.8992 acres situated in the Fort Smith Survey, Abstract No. 1307 in Harris County, Texas. Said 2.8992 acre tract being more particularly described by metes and bounds as follows: BEGINNING at a 5/8 inch iron rod found for the Southeast corner of a 7.4943 acre tract conveyed unto Waverly Holding Company by deed recorded under Harris County Clerk's File No. U470767 of the Official Public Records for Real Property in said Harris County, Texas and the Southwest corner of said tract herein described, located in the North right-of-way line of a public road known as Westheimer Road (120 feet wide). Said POINT OF BEGINNING located North 89 degrees 57 minutes 00 seconds East, a distance of 563.00 feet from the intersection of the East right-of-way line of a public road known as Hayes Road (60 feet wide) with the North right-of-way line of said Westheimer Road; THENCE North 00 degrees 08 minutes 11 seconds East with the East line of said 7.4943 acre tract, a distance of 579.41 feet to an "X" cut in concrete found for the Northeast corner of said 7.4943 acre tract and Northwest comer of said tract herein described, located in the South line of Aegean Gardens Subdivision, a subdivision according to the plat thereof recorded in Volume 290, Page 73 of the Harris County Map Records, said point being referenced by a 5/8 inch iron rod found South 00 degrees 26 minutes West, a distance of 0.7 feet; THENCE East, with the South line of said Aegean Gardens Subdivision, a distance of 218.00 feet to a 5/8 inch iron rod found for the Northeast corner of said tract herein described, located in the West line of a 150 foot wide fee strip conveyed unto Houston Lighting & Power Company by deed recorded in Volume 1220, Page 519 of the Harris County Deed Records; THENCE South 00 degrees 08 minutes 11 seconds West with the West line of said 150 foot wide fee strip, a distance of 579.22 feet to a 5/8 inch iron-rod found for the Southeast corner of the herein described tract located in the North right-of-way line of said Westheimer Road; THENCE South 89 degrees 57 minutes 00 seconds West with the North right-of-way line of said Westheimer Road, a distance of 218.00 feet to the POINT OF BEGINNING and containing 2.8992 acres of land. 29 [AM_ACTIVE 400655008_12]

16. 5400 Walzem Rd., San Antonio, TX 78218 TRACT 1: Being 17.8975 acres of land out of the Rodriguez Survey No. 610, Abstract No. 132, in Bexar County, Texas, and being out of and a part of Lot 25, Block 16, NCB 15786, Camelot Commercial Sites, Unit 4, according to the Map or Plat thereof recorded in Volume 6900, Page 179-181of the Deed and Plat Records of Bexar County and Lot 26, Block 16, NCB 15786, Camelot Commercial Sites, Unit 4-A, according to the Map or Plat thereof recorded in Volume 7800, Page 228 of the Deed and Plat Records, and being further out of and a part of that certain 21.546 acre tract of land conveyed to CAPCO 1998-D7 Walzem Plaza Partnership as described by deed recorded in Volume 9120, Page 1648 of the Real Property Records of Bexar County, said 17.8975 acre tract of land being more particularly described by metes and bounds Fieldnotes for 17.8975 acres of land out of the Rodriguez Survey No. 610, Abstract No. 132, in Bexar County, Texas, and being out of and a part of Lot 25, Block 16, NCB 15786, Camelot Commercial Sites, Unit 4, according to the map or plat thereof recorded in Vol. 6900, Pg. 179 of the Deed and Plat Records of Bexar County and Lot 26, Block 16, NCB 15786, Camelot Commercial Sites, Unit 4-A, according to the Map or Plat thereof recorded in Volume 7800, Page 228 of the said Deed and Plat Records, and being further out of and a part of that certain 21.546 acre tract of land conveyed to CAPCO 1998-D7 Walzem Plaza Limited Partnership as described by deed recorded in Volume 9120, Page 1648 of the Real Property Records of Bexar County, said 17.8975 acre tract of land being more particularly described by metes and bounds as follows: BEGINNING at a 5/8 inch steel rod found in the South line of Walzem Road, right-of-way varies, and the North line of said Lot 26, Block 16, NCB 15786, Camelot Commercial Sites, Unit 4-A, at the Northeast comer of Lot 86, Target Commercial Sites, Unit I, according to the map or plat thereof recorded in Volume 9300, Page 245 of the said Deed and Plat Records, said point also being the common Northwest corner of the said 21.546 acre tract and the here in described tract; Thence, North 89 degrees 53 minutes 50 seconds East, 467.65 feet with the South line of said Walzem Road and the North line of the said 21.546 acre tract and said Lot 26 to a 3/4-inch steel rod found at an outside ell corner of the said 21.546 acre tract and the herein described tract, said point also being the Northeast comer of said Lot 26 and the common Northwest corner of that certain 0.689 acre tract of land conveyed to Foodmaker, Inc. as described in deed recorded in Volume 8035, Page 610 of the said Real Property Records; Thence, South 00 degrees 06 minutes 10 seconds East, 200.00 feet with the East line of said Lot 26 and the common West line of the said 0.689 acre tract to a 1/2-inch steel rod found at an inside ell corner of the said 21.546 acre tract and the herein described tract, said point also being the Southwest corner of the said 0.689 acre tract; 30 [AM_ACTIVE 400655008_12]

Thence, North 89 degrees 53 minutes 50 seconds East, 150.00 feet with the South line of the said 0.689 acre tract, to a 5/8 inch steel rod set for the Southeast comer of the said 0.689 acre tract and a second inside ell corner of the said 21.546 acre tract and the herein described tract; Thence, North 00 degrees 06 minutes 10 seconds West with the East line of the said 0.689 acre tract, at 200.00 feet passing the Northwest comer of the said 0.689 acre tract and continuing in all, a total distance of 212.00 feet to a1/2-inch steel rod found in the South line of said Walzem Road at an outside ell comer of the said 21.546 acre tract and the herein described tract; Thence, North 89 degrees 53 minutes 50 seconds East, 551.67 feet with the South line of said Walzem Road and the common North line of the said 21.546 acre tract to a 1/2-inch steel rod found marking an offset in the said right-of way, said point being the most Northerly Northeast comer of the said 21.546 acre tract and the herein described tract; Thence, South 00 degrees 06 minutes 10 seconds East, 12.00 feet with the said Walzem Road offset line to a 1/2- inch steel rod found at an inside ell comer of the said 21.546 acre tract and the herein described tract; Thence, North 89 degrees 53 minutes 50 seconds East, 28.00 feet with the South line of said Walzem Road to a %x inch steel rod found at an outside ell comer of the said 21.546 acre tract and the herein described tract, said point also being in the West line of Lot 28, Block 16, NCB 15786, Camelot Commercial Sites Subdivision, Unit 4-B, according to the map or plat thereof recorded in Volume 8200, Page 197 of the said Deed and Plat Records; Thence, South 00 degrees 06 minutes 10 seconds East, 200.00 feet with the West line of said Lot 28, and an Easterly line of the said 21.546 acre tract to a 112-inch steel rod found at an inside ell comer of the said 21.546 acre tract and the herein described tract, said point also being the Southwest comer of said Lot 28; Thence, North 89 degrees 53 minutes 50 seconds East, 10.16 feet with the South line of said Lot 28 and a Northerly line of the said 21.546 acre tract to a 112-inch steel rod with cap found marking an outside ell comer of the herein described tract; Thence, South 00 degrees 06 minutes 10 seconds East, 457.40 feet to a 1/2-inch steel rod with cap found in the South line of said Lot 26 and the said 21.546 acre tract marking the Southeast corner of the herein described tract, said point also being in the North line of Lot 84, Block 16, N.C.B. 15786 of Midcrown 2 Subdivision, the map or plat of same being recorded in Volume 9300, Page 85 of the said Deed and Plat Records; Thence, South 89 degrees 53 minutes 50 seconds West, 739.82 feet with the North line of said Lot 84 and Lot 83 of said Block 16, of said Midcrown 2 Subdivision to a point, from which a found railroad spike bears North 52 degrees 38 minutes West, 1.28 feet, said point 31 [AM_ACTIVE 400655008_12]

also being the Northwest corner of said Lot 83 and the common Northeast corner of Lot 89 of said Block 16, of Cornerstone Village Subdivision, the map or plat of same being recorded in Volume 9505, Page 210 of the said Deed and Plat Records; Thence, with the common Northerly line of said Lot 89 and the South line of said Lot 26 the following four (4) bearings and distances: South 89 degrees 49 minutes 42 seconds West, 293.34 feet to a 1/2-inch steel rod found at an angle point; South 59 degrees 49 minutes 42 seconds West, 45.23 feet to a1/2-inch steel rod found at a second angle point; South 89 degrees 49 minutes 42 seconds West, 49.07 feet to a 1/2- inch steel rod found at a third angle point; and South 44 degrees 49 minutes 42 seconds West, 18.77 feet to a 1/2-inch steel rod found at a fourth angle point, said point also being an ell comer of aforesaid Lot 86; Thence, with the common line between said Lot 26 and said Lot 86 the following seven (7) bearings and distances: South 89 degrees 48 minutes 42 seconds West, 95.00 feet to a PK Nail found in concrete for the Southwest corner of the herein described tract; North 00 degrees 10 minutes 18 seconds West, 60.00 feet to a PK Nail found in concrete at an inside ell corner; South 89 degrees 49 minutes 42 seconds West, 5.00 feet to a PK Nail found in concrete at an outside ell corner; North 00 degrees 10 minutes 18 seconds West, 170.00 feet with the common wall between two buildings to a PK Nail found in concrete at an outside ell comer; North 89 degrees 49 minutes 42 seconds East, 5.00 feet to an "X" found in concrete at an inside ell comer; North 00 degrees l0 minutes 18 seconds West, 30.00 feet to a PK Nail found in asphalt at an outside ell corner; and North 89 degrees 49 minutes 42 seconds East, 23.00 feet to a 1/2-inch steel rod set in asphalt at an inside ell corner; Thence, North 00 degrees 10 minutes 18 seconds West, 433.79 feet with the East line of said Lot 86 and the common West line of said Lot 26 to the PLACE OF BEGINNING and containing 17.8975 acres or 779,613 square feet of land, more or less. TRACT 2: 32 [AM_ACTIVE 400655008_12]

Being all Ingress and Egress and Parking easements appurtenant to Tract 1 created under that certain Reciprocal Easement Agreement recorded in Volume 2735, Page 1811, of the Real Property Records of Bexar County, Texas. TRACT 3: Non-exclusive Easements rights as set forth in that certain Reciprocal Agreement recorded in Volume 10503, Page 1644, of the Official Public Records of Real Property of Bexar County, Texas. 33 [AM_ACTIVE 400655008_12]

17. 11811 N Freeway, Houston, TX 77060 BEING a tract of land containing 4.5376 acres out of Restricted Reserve ''A'' in the IEC Subdivision, a subdivision in Harris County, Texas according to the plat thereof recorded under Film Code No. 366098 of the Map Records of Harris County, Texas. Said 4.5376 acre tract conveyed unto Prentiss Properties Acquisition, L.P. by deed recorded under Harris County Clerk's File No. T078121 of the Official Public Records of Real Property in said Harris County, Texas and being described by metes and bounds as follows: COMMENCING for reference at a 5/8-inch iron rod found for the northeast corner of North Village Green Section Two Subdivision, a subdivision according to the plat thereof recorded in Volume 291, Page 12 of the said Harris County Map Records located in the south line of a 90-foot drainage easement conveyed unto Harris County Flood Control District by deed recorded in Volume 7640, Page 14 of the Harris County Deed Records. Said Reference Point being the common northwest corner of said IEC Subdivision and a 5.1856-acre tract conveyed unto Greenspoint Dodge of Houston, Inc. by deed recorded under Harris County Clerk's File No. U081735 of the Official Public Records for Real Property in said Harris County, Texas; THENCE North 86 degrees 40 minutes 54 seconds East with the south line of said drainage easement, a distance of 505.42 to a 5/8-inch iron rod found for the northeast corner of said 5.1856- acre tract, the Point of Beginning and common northwest corner of said 4.5376-acre tract and said tract herein described; THENCE North 86 degrees 40 minutes 54 seconds East, continuing with the south line of said drainage easement, a distance of 249.23 feet to an "X" cut found in concrete for the common northeast corner of said 4.5376-acre tract and said tract herein described, located in the west right- of-way line of a public road known as Interstate Highway No. 45 (right-of-way varies); THENCE with the west right-of-way line of said Interstate Highway No. 45, the following courses and distances: South 19 degrees 49 minutes 07 seconds East, a distance of 74.98 feet to a 3/8-inch iron rod found for a common angle point of said 4.5376-acre tract and said tract herein described; North 81 degrees 25 minutes 41 seconds East, distance of 3.14 feet to a 5/8-inch iron rod found far a common angle point of said 4.5376-acre tract and said tract herein described; South 18 degrees 09 minutes 02 seconds East, a distance of 48.55 feet to a 5/8-inch iron rod found for a common angle point of said 4.5376-acre tract and said tract herein described; South 13 degrees 12 minutes 48 seconds East, a distance of 93.72 feet to a 5/8-inch iron rod found for the beginning of a curve to the left; Southeasterly, along said curve to the left having a central angle of 03 degrees 33 minutes 41 seconds, radius of 2880.29 feet, chord distance distance of 179.01 feet, chord bearing of South 17 degrees 47 minutes 46 seconds East, for an arc distance of 179.03 feet to a 5/8-inch iron rod found for the point of tangency; 34 [AM_ACTIVE 400655008_12]

South 19 degrees 34 minutes 36 seconds East, a distance of 87.98 feet to a 5/8-inch iron rod found for the beginning of a curve to the right; THENCE in a southwesterly direction along said curve to the right having a central angle of 90 degrees 00 minutes 00 seconds, radius of 25.00 feet, chord distance of 35.36 feet, chord bearing of South 25 degrees 25 minutes 24 seconds West for an arc distance of 39.27 feet to a 5/8-inch iron rod found for the point of curvature, located in the north right-of-way line of a public road; THENCE in southwesterly direction, continuing with the north right-of-way line of said Plaza Verde Drive, along said curve to the left a central angle of 06 degrees 33 minutes 42 seconds, radius of 1480.00 feet, chord distance 169.40 feet, chord bearing South 82 degrees 54 minutes 52 seconds West, for an arc distance of 169.49 feet to all "'X" mark found in concrete driveway for 'the southeast corner of said 5.1856-acre tract, the common most southerly southwest corner of said 4.5376-acre tract and said tract herein described; THENCE with the divisional line of said 4.5376-acre tract and said 5.1856-acre tract, the following courses and distances: North 21 degrees 40 minutes 41 seconds West, a distance of 29.17 feet to an "X" mark found concrete driveway for common angle point of said 5.1856-acre tract, said 4.5376-acre tract and said tract herein described; North 68 degrees 46 minutes 58 seconds West, a distance of 420.04 feet to a 5/8 inch iron rod found for common corner of said 5.1856-acre tract, said 4.5376-acre tract and said tract herein described; North 21 degrees 13 minutes 02 seconds West, a distance of 42.37 feet to a 5/8 inch iron rod found in a curve to the right of said 4.5376-acre tract and said 5.1856-acre tract, from which the radius point bears North 39 degrees 49 minutes 15 seconds East; In a northeasterly direction, along said curve to the right having a central angle of 160 degrees 59 minutes 24 seconds, radius of 81.50 feet, chord distance of 160.76 feet; chord bearing of North 30 degrees 18 minutes 57 seconds East, for an arc distance of 229.00 feet to a 5/8-inch iron rod found for common corner of said 5.1867-acre tract, said 4.5376-acre and said tract herein described; North 21 degrees 13 minutes 02 seconds East, a distance of 23.83 feet to a 5/8-inch iron rod found for common corner of said 5.1856-acre tract said 4.5376-acre tract, said tract herein described; South 68 degrees 46 minutes 58 seconds East, a distance of 25.76 feet to a 5/8-inch iron rod found for common corner of said 5.1856-acre tract, said 4.5376-acre tract and said tract herein described; THENCE North 24 degrees 33 minutes 13 seconds East with the divisional line of said 5.1856- acre tract and said 45376-acre tract, a distance of 141.74 feet to the Point of Beginning and containing 4.5376 acres of land, "SAVE AND EXCEPT" the 3,683-square foot tract conveyed 35 [AM_ACTIVE 400655008_12]

unto the City of Houston by Special Warranty Deed dated June 15, 1993 and recorded under Harris County Clerk's File No. P337853. 36 [AM_ACTIVE 400655008_12]

18. 15311 Vantage Pkwy. W, Houston, TX 77032 PARCEL I: Being all that certain tract or parcel containing 5.83 acres (253,980 square feet) of land, situated in the Malcom McAuley Survey, Abstract Number 577, and the S.W. Upshaw Survey, Abstract Number 821, Harris County, Texas, and being all of Restricted Reserve "A", North Belt Business Park, a subdivision of record in Volume 296, Page 114, of the Map Records, Harris County. Texas, same being a portion of that certain called 209.1091 acre tract recorded in Volume 7325, Page 477, of the Deed Records, Harris County, Texas, said 5.83 acre tract being more particularly described by metes and bounds as follows (all bearings are based on the recorded plat of said North Belt Business Park): BEGINNING at a 5/8-inch iron rod with plastic cap stamped "TERRA SURVEYING" found marking the southwest corner of said Restricted Reserve "A", same being the southeast corner of a 60.00 feet wide Harris County right-of-way, recorded in Volume 6457, Page 550, Deed Records, Harris County, Texas, in the north line of a 150.00 feet wide H. L & P. Co. Fee Strip recorded in Volume 1406, Page 502, Deed Records. Harris County, Texas, from which a found 5/8- inch iron rod bears North 70°36'32" West 0.29 feet, and a found 5/8-inch iron rod bears South 87°39'59" West ,59.81 feet, for the southwest corner of said 60.00 feet Wide Harris County right-of-way, same being the southeast corner or a 65.00 feet wide H. L. & P. Co. Fee Strip recorded in Volume 5774, Page 537, Deed Records, Harris County, Texas, same being the southwest corner of the herein described tract; THENCE, North 02°39'20" West 400.62 feet, along the common line of said Restricted Reserve "A", and said 60.00 feet wide Harris County right-of-way, to a 5/8-inch iron rod found in the north line of a 60.00 feet wide Mobil Pipeline Easement, recorded in Volume 7829, Page 240, of the Deed Records, Harris County, Texas, same being the southwest corner of Restricted Reserve "B", of said North Belt Business Park, and being the northwest corner of said Restricted Reserve "A", the herein described tract; THENCE, North 72°35;42" East 508.75 feet, along the common line of said Restricted Reserve "A", and Restricted Reserve "B", and the north line of said 60.00 feet wide Mobil Pipeline Easement, to a 5/8-inch iron rod with cap stamped "Terra Surveying" set in the west right-of-way line of Vantage Parkway West (width varies), and being the southeast corner of said Restricted Reserve "B", same being the northeast corner of said Restricted Reserve "A", the herein described tract. THENCE in a southerly direction along the west right-of-way Iine of said Vantage Parkway West the following 4 (four) courses; South 02°39'20" East 28.05 feet, to a 5/8-inch iron rod with cap stamped "Terra Surveying" set for corner, the beginning of a curve to the left; 137.71 feet, along the arc of a curve to the left, having a radius of 535.00 feet, a central angle of 14°44'54" and a chord which bears South 10°01'47" East 137.33 feet, to an "X" cut in concrete set at the end of said curve; 37 [AM_ACTIVE 400655008_12]

South 17°24'14" East 239.37 feet, to a 5/8-inch iron rod found for corner, the beginning of a curve to the right; 139.19 feet, along the arc of a curve to the right, having a radius of 529.20 feet, a central angle of 15°04'13", and a chord which bears South 09°52'08" East 138.79 feet, to a found 5/8-inch iron rod at the end of said curve, and being in the north line of said 150.00 feet wide H. L. & P. Co. Fee Strip, and being the southeast corner of said Restricted Reserve "A", the herein described tract; THENCE South 87°39'59" West 587.98 feet, along the common line of said Restricted Reserve "A", and said 150.00 feet wide H. L. & P. Co. Fee Strip, to the POINT OF BEGINNING and containing 5.83 acres (253,980 square feet) of land. PARCEL II: Non-exclusive easement rights as set out in Declaration of Covenants, Conditions and Restrictions for Intercontinental Business Park recorded under Clerk's File No. X-030018 of the Real Property Records of Harris County, Texas. 38 [AM_ACTIVE 400655008_12]

19. 12655 N Central Expy, Dallas, TX 75243 Parcel I: Being a tract of land situated in the A.A. Thomas Survey, Abstract No. 1486, and the M.J. Sanchez Survey, Abstract No. 1272, in Dallas County, Texas, and being part of Lot 1, Block 1/7754, Regency Central Plaza Addition, an addition to the City of Dallas, Dallas County, Texas, according to the plat recorded February 18, 1983, in Volume 83036, at Page 2546, Plat Records, Dallas County, Texas, and also being all of the same tract of land conveyed to Houston R.E. Income Properties XVII Ltd., by Special Warranty Deed, as recorded April 16, 2004, in Volume 2004074, at Page 15215, Deed Records, Dallas County, Texas, and being more particularly described as follows: Beginning at a 5/8-inch iron rod found for corner situated in the West right-of-way line of North Central Expressway (State Highway 75, variable width right-of-way), said 5/8-inch iron rod also being the Southeast corner of the aforementioned conveyance; thence North 89°33'52" West, a distance of 486.69 feet to a 5/8-inch iron rod found for corner at the Southeast corner of a tract of land conveyed to Gaedeke Holdings II, Ltd., by Deed recorded January 27, 1998, in Volume 98017, at Page 936, Deed Records, Dallas County, Texas; thence North, along the East line of said Gaedeke Holdings II, Ltd. tract, a distance of 319.11 feet to an "x" cut found for corner at the Southwest corner of a tract of land conveyed to ZML-North Central Plaza Three, by Deed recorded July 26, 1994, in Volume 94143, at Page 125, Deed Records, Dallas County, Texas; thence South 89°33'52" East, leaving the East line of said Gaedeke Holdings II, Ltd. tract, and along the South line of said ZML-North Central Plaza Three tract, a distance of 557.75 feet to an "x" cut found for corner, situated in the West line of said North Central Expressway; thence South 12°29'40" West, leaving the South line of said Gaedeke Holdings II, Ltd. tract, and along the West line of said North Central Expressway, a distance of 147.31 feet, to a TXDOT monument found for corner; thence South 17°19'32" West, along the West line of said North Central Expressway, a distance of 85.02 feet to a TXDOT monument found for corner; thence South 00°17'40" West, continuing along the West line of said North Central Expressway, a distance of 41.55 feet to a TXDOT monument found for corner; thence South 14°42'22" West, continuing along the West line of said North Central Expressway, a distance of 53.80 feet, to the point of beginning. (containing 166,332 square feet or 3.819 acres) Parcel II: The beneficial easement created by Cross Easement, Reciprocal Rights and Use Agreement, recorded May 3, 1984, in Volume 84089, at Page 3799, Real Property Records, Dallas County, Texas, as amended by First Modification of Cross Easement, Reciprocal Rights and Use 39 [AM_ACTIVE 400655008_12]

Agreement recorded December 19, 1988, in Volume 88245, at Page 423, Real Property Records, Dallas County, Texas. 40 [AM_ACTIVE 400655008_12]

20. 3100 Timmons Lane, Houston, TX 77027 Description of 2.965 acres (129,170 square feet) of land out of Lot 2 of the A.T. MORSE Subdivision being the same 2.9653 acre tract described in a deed to Hartman Income Properties XVIII, LTD recorded under Harris County Clerks File No. Y150790, in the A.C. Reynolds Survey, Abstract No. 61, in the City of Houston, Harris County, Texas, said 2.965 acres being more particularly described as follows, (with all bearings referenced to the west right- of-way line of Timmons Lane, called South 00 degrees 01 minutes 00 seconds West in a deed to White Rock Acquisitions Co., L.P recorded under Harris County Clerk's File No. S694251) BEGINNING at a 1/2-inch iron rod found for the northeast corner of the herein described tract in the west right-ofway line of Timmons Lane (60 feet wide per Volume 7626, Page 48 of the Harris County Deed Records); being the southeast corner of a called 2.41191 acre tract described in a deed to Timmons Holdings I, Ltd., as recorded under Harris County Clerk's File No. S776861; THENCE, South 00 degrees 01 minutes 00 seconds West, along the west right-of way line of said Timmons Lane and the east line of the herein described tract, a distance of 454.91 feet to a 5/8- inch iron rod found for the Southeast corner of the herein described tract and the northeast corner of SUMMIT COURT CONDOMINIUMS as recorded in Volume 68, Page 71 of the Harris County Condominium Records; THENCE, North 88 degrees 51 minutes 43 seconds West, along the north line of said SUMMIT COURT CONDOMINIUMS, a distance of 284.00 feet to a capped 5/8-inch iron rod found for the southwest corner of the herein described tract and the northwest corner of said SUMMIT COURT CONDOMINIUMS in the east line of a called 6.1919 acre tract as described in a deed to FSC Greenway Apartments Associates Limited Partnership recorded under Harris County Clerk's File No. S769011, from which point a found 1/2-inch iron rod bears South 33 degrees 01 minutes East, 2.14 feet; THENCE, North 00 degrees 01 minutes 00 seconds East, along the east line of said 6.1919 acre tract and an east line of 3131 CUMMINS LANE TOWNHOMES as recorded in Volume 45, Page 8 of the Harris County Condominium Records, a distance of 454.91 feet to a 5/8-inch iron rod found at the northwest corner of the herein described tract and the southwest corner of the aforesaid called 2.41191 acre tract; THENCE, South 88 degrees 51 minutes 43 seconds East, along the line common to said called 2.41191 acre tract and the herein described tract, a distance of 284.00 feet to the POINT OF BEGINNING and containing a computed area of 2.965 acres (129,170 square feet) of land. 41 [AM_ACTIVE 400655008_12]

21. 1900 Firman Dr., Richardson, TX 75081 Parcel I: Being a tract of land situated in the JESSEE EVERETT SURVEY, Abstract No. 440, and being all of Lot 1, Block D, CENTRAL PARK ADDITION, an addition to the City of Richardson, Texas, according to the plat recorded August 10, 1983, in Volume 83157, at Page 1954, Map Records, Dallas County, Texas, and also being Lot 31, Block D, REPLAT OF CENTRAL PARK PHASE II, an addition to the City of Richardson, Texas, according to the plat recorded November 2, 1984, in Volume 84217, at Page 2898, Map Records, Dallas County, Texas, and being all of those two certain tracts of land conveyed by Connecticut Mutual Life Insurance Company to CM Property Management, Inc., by General Warranty Deed recorded October 1, 1991, in Volume 91192, at Page 851, Deed Records, Dallas County, Texas, said tract being more particularly described as follows: Beginning at an "x" cut set for corner in the Southeast line of Firman Drive (60' right-of-way), said corner also being the Northwest corner of Lot 12, Block D, as recorded September 4, 1980, in Volume 80176, Page 195, Deed Records, Dallas County, Texas, said corner also being in a curve to the left, having a central angle of 08°40'16", a radius of 2,255.00 feet, a tangent of 170.96 feet and a chord bearing and distance of North 18°58'26" East, 340.94 feet; thence along said curve to the left and with said Southeast line of Firman Drive, an arc distance of 341.27 feet to a 5/8" iron rod set for corner, said corner also being the Southwest corner of Lot 8, Block D, as recorded April 29, 1981, in Volume 81084, at Page 2113, Deed Records, Dallas County, Texas; thence South 89°14'04" East, departing said Southeast line and along the South line of said Lot 8, a distance of 277.21 feet to a 5/8" iron rod set for corner in a curve to the left, having a central angle of 00°05'55", a radius of 2,525.00 feet, a tangent of 2.17 feet and chord bearing and distance of North 13°04'51" East, 4.34 feet; thence continuing with said South line of Lot 8 and along said curve to the left, an arc distance of 4.34 feet to a 5/8" iron rod set for corner; thence South 76°58'42" East, continuing along said South line, a distance of 19.92 feet to a 5/8" iron rod set for corner; thence South 89°14'04" East, continuing along said South line, a distance of 141.92 feet to an "x" cut set for corner in the West line of Glenville Drive (80' right-of-way), said corner also being the Southeast corner of the abovementioned Lot 8, Block D; thence South 00°15'16" West, along said West line, a distance of 368.91 feet to a 5/8" iron rod set for corner; thence South 01°17'29" West, continuing along said West line, a distance of 81.10 feet to a 5/8" iron rod found for corner, said corner also being the Northeast corner of Lot 30, Block D, as recorded November 2, 1984, in Volume 84217, at Page 2898, Map Records, Dallas County, Texas; thence North 89°44'44" West, departing said West line and along the North line of said Lot 30, a distance of 239.63 feet to an "x" cut found for corner; thence North 66°41'34" West, continuing along said North line and passing at a distance of 64.54 feet, the Northwest corner of said Lot 30, Block D, and the Northeast corner of the abovementioned Lot 12, Block D, and continuing along the North line of said Lot 12, a total distance of 334.54 feet to the point of beginning. (containing 208,987 square feet or 4.7977 acres of land, more or less) Parcel I is also described by metes and bounds as follows: Fieldnotes for 4.7977 acres of land, being all of Lot 1, Block D of Central Park Addition, the map or plat thereof recorded in Volume 83157, Page 1954, and all of Lot 31, Block D of Replat of Lots 30 and 31, Block D Central Park Phase II, the map or plat thereof recorded in Volume 84217, Page 42 [AM_ACTIVE 400655008_12]

2898, both of the Deed Records of Dallas County, and being that same 4.7977 acre tract of land conveyed to Hartman Income Properties XVIII, Ltd., as described in deed recorded under County Clerk’s File No. 20080058575 of the Real Property Records of Dallas County, said 4.7977 acres of land being more particularly described by metes and bounds as follows: BEGINNING at a “V” in concrete found in the Easterly line of Firman Drive, based on a 60 foot right-of-way, marking the Northwest corner of said Lot 1, the said 4.7977 acre tract and the herein described tract, said point also being the Southwest corner of Lot 8, Block D of Replat of Central Park – Block D, Lot 8, the map or plat thereof recorded in Volume 91084, Page 2113 of the said Deed Records, from which point, the intersection of the South line of Campbell Road bears Northerly, 358.8 feet; Thence, South 89°14’04” East, 277.21 feet with the South line of said Lot 8 and the North line of said Lot 1 to a point for the Northeast corner of said Lot 1, said point being in the West line of said Lot 31, said point being in a nontangent curve to the left, having a radius of 2525.00 feet and a central angle of 00°05’55”, from which point a found 1/2 inch steel rod bears North 36°39’ West, 0.6 feet; Thence, continuing with the Southerly line of said Lot 8, and with the West line of said Lot 31, and with the said curve to the left having a radius of 2525.00 feet (chord bearing North 13°04’51” East, 4.34 feet), an arc distance of 4.34 feet to a point for the Northwest corner of said Lot 31, from which point, a found 1/2 inch steel rod bears North 66°39’ West, 0.5 feet; Thence, continuing with the Southerly line of said Lot 8, South 76°58’42” East, 19.92 feet with the North line of said Lot 31 to an angle point, from which point a found 1/2 inch steel rod bears North 34°31’ West, 0.6 feet; Thence, continuing with the Southerly line of said Lot 8, South 89°14’04” East, 141.92 feet with the North line of said Lot 31 to a 5/8 inch steel rod with cap found in the West line of Glenville Drive, based on an 80 foot right-of-way, marking the Northeast corner of said Lot 31 and the herein described tract, said point being the Southeast corner of said Lot 8; Thence, South 00°15’16” West, 368.91 feet with the West line of said Glenville Drive and the East line of said Lot 31 to a 5/8 inch steel rod with cap (stamped “Thomas”) set for the Southeast corner of said Lot 31 and the herein described tract, said point also being the Northeast corner of Lot 30, Block D of said Replat of Lots 30 and 31, Block D Central Park Phase II; Thence, North 89°44’44” West, 239.63 feet with the North line of said Lot 30 and the South line of said Lot 31 to an “X” in concrete set at an angle point; Thence, continuing with the North line of said Lot 30 and the South line of said Lot 31, North 66°41’34” West, at 64.54 feet passing the Southwest corner of said Lot 3 and the Northwest corner of said Lot 30, said point also being the Southeast corner of said Lot 1 and the Northeast corner of Lot 12, Block D of Replat of Central Park – Block D, Lot 12, the map or plat thereof recorded in Volume 80176, Page 195 of the said Deed Records, and continuing in all, a total distance of 334.54 feet to an “X” in concrete found in the Easterly line of said Firman Drive marking the Southwest corner of said Lot 1 and the herein described tract, said point being the Northwest corner of said Lot 12, said point also being in a non-tangent curve to the left, having a radius of 2525.00 feet and a central angle of 08° 40’16’, from which point, a found “X” in concrete bears South 86°26’ East, 0.4 feet and a found 5/8 inch steel rod bears North 49°31’ West, 0.5 feet; Thence, in a Northerly direction, with the Easterly line of said Firman Drive and the Westerly line of said Lot 1, and with the said curve to the left having a radius of 2525.00 feet (chord bearing 43 [AM_ACTIVE 400655008_12]

North 18°58’26” East, 340.94 feet), an arc distance of 341.27 feet to the PLACE OF BEGINNING and containing 4.7977 acres or 208,988 square feet of land, more or less. Parcel II: Mutual Access Easement, created by the plat of REPLAT OF CENTRAL PARK PHASE II, an addition to the City of Richardson, Texas, according to the plat recorded November 2, 1984, in Volume 84217, at Page 2898, Map Records, Dallas County, Texas as affected by Agreement, recorded March 6, 1986, in Volume 86046, at Page 551, Deed Records, Dallas County, Texas. 44 [AM_ACTIVE 400655008_12]

22. 1521 N Cooper St., Arlington, TX 76011 Parcel I: Being a tract or parcel of land situated in the City of Arlington, Tarrant County, Texas, out of the J.M. Henderson Survey, Abstract No. 696, and being all of Lot 27-A-R of the J.M. Henderson Addition to the City of Arlington, recorded September 21, 1989, in Cabinet A, at Slide 229, Plat Records, Tarrant County, Texas, being more particularly described as follows: Beginning at a 1/2" iron pin found for corner, being the Southeast corner of said Lot 27-A, and also being in the West line of Lot 27-B of said J.M. Henderson Addition, said point also being North 01°04'44" West, along said West line of Lot 27-B, 179.79 feet from the North right-of-way line of Road to Six Flags West (80' right-of-way); thence North 01°04'44" West, a distance of 405.02 feet to a 1/2" iron pin found for corner; thence North 00°57'34" West, a distance of 61.70 feet to a brass cap found for corner; thence South 80°14'26" West, a distance of 178.72 feet to a brass cap found for corner; thence South 87°27'49" West, a distance of 236.85 feet to a brass cap found for corner; thence North 89°57'34" West, a distance of 104.00 feet to a brass cap found for corner; thence South 45°00'44" West, a distance of 67.91 feet to a brass cap found for corner in the East right-of-way line of North Cooper Street (right-of-way varies); thence South 00°05'00" East, with said right-of-way line of North Cooper Street, a distance of 107.52 feet, to a 1/2" iron pin found for corner that is 60 feet East of the centerline of said street at this point; thence South 04°19'08" East, with said right-of-way line, a distance of 131.02 feet to a 1/2" iron pin found for corner; thence South 02°30'00" East, with said right-of-way line, a distance of 50.40 feet to a 1/2" iron pin found for corner that is 60 feet East of the centerline of said street; thence South 00°05'00" East, with said right-of-way line, 60 feet from and parallel with the centerline of said street, a distance of 78.54 feet to a 1/2" iron pin found for corner; thence South 88°53'16" East, departing said right-of-way line, a distance of 561.23 feet to the point of beginning (containing 5.5498 acres of land, more or less) EXCEPT the following described parcel, conveyed to the City of Arlington by Special Warranty Deed recorded January 24, 2008, as Document Number D208026173, Real Property Records, Tarrant County, Texas: Being a 522 square feet tract of land, more or less, situated in the County of Tarrant, State of Texas, being out of the J.M. Henderson Survey, Abstract No. 696, being out of the J.M. Henderson Addition, recorded September 21, 1939, in Cabinet A, at Slide 229, Plat Records, Tarrant County, Texas, being a portion of Lot 27-A-R, as conveyed by US Office V, L.P. to US Office Holdings, LP, by Special Warranty Deed recorded November 22, 2000, in Volume 14623, at Page 238, Deed Records, Tarrant County, Texas, being more particularly described as follows: Beginning at a point for corner, said point being the Northeast corner of said US Office tract, and being the Northwest corner of Tract A of J.D. Higgins Company Incorporated, as recorded December 30, 1983, in Volume 7704, at Page 1783, Deed Records, Tarrant County, Texas, also being in the existing South right-of-way line of I.H. 30 (a variable width right-of-way), said beginning point also being 179.68 feet South of and at right angles to proposed centerline survey station 651+11.20 of said I.H. 30; 45 [AM_ACTIVE 400655008_12]

thence South 00°33'55" East, leaving said existing South right-of-way line and following along the East line of said US Office tract and the West line of said J.D. Higgins tract, being a common line, for a distance of 13.46 feet to a Texas Department of Transportation 5/8" iron rod set for corner, said point being in the proposed South right-of-way line of said I.H. 30; thence North 89°58'41" West, leaving said common line and following along said proposed South right-of-way line, for a distance of 75.48 feet to a Texas Department of Transportation Type II right-of-way monument set for corner, said point being in said existing South right-of-way line of I.H. 30; thence the following courses and distances along said existing South right-of-way line: North 79°36'28" East, leaving said proposed South right-of-way line, for a distance of 74.32 feet to a Texas Department of Transportation monument found for corner; North 89°20'47" East, for a distance of 2.24 feet to the point of beginning. 46 [AM_ACTIVE 400655008_12]

23. 400 N Sam Houston Tract 1: All that certain 3.0667 acres of land out of the William Sevey Survey, A-699 and being a portion of Unrestricted Reserve "G", Greenbriar North, Section One, as recorded in Volume 225, Page 72 Harris County Map Records, and being-more particularly described by metes and bounds as follows: BEGINNING at a set 5/8" iron rod with cap in the southerly right-of-way line of North Belt Drive (350' wide) marking the northerly corner of a 10' cutback corner at the intersection of the easterly right-of-way line of Imperial Valley Drive (width varies); THENCE S 76°14' 24" E - 151.70' with the said southerly right-of-way line of North Belt Drive to a found "X" in concrete marking the Point of Curvature of a curve to the left having a central angel of 00* 05' 41", a radius of 3,935.72'; THENCE continuing with said southerly right-of-way line with said curve to the left for an arc distance of 6.50' to a found 1" iron pipe with cap for corner; THENCE S 13°48' 11" W -722.87' with the west line of a called 6.1258 acre tract of land described in deed dated 11-30-1993 from The Market At North Belt Joint Venture to Northbelt Market Investments, Inc., filed in the Official Public Records of Real Property of Harris County, Texas at Clerk's File No. P-58-1958, Film Code-No. 194-50-1-749 to a set 5/8" iron rod with cap for corner; THENCE S 87°33' 35" W - 195.89' with the north line of a called 7.02959 acre tract of land as described in a deed dated 06-06-1994 from State Mutual Life Assurance Company of America to 7272 Corporation filed in the Official Public Records of Real Property of Harris County, Texas at Clerk File No. P-905871, Film Code No. 099-69-3840 to a found 1" iron pipe with cap for corner; THENCE N 13° 47'36" E - 277.18' with the east right-of-way line of said Imperial Valley Drive to a found 1" iron pipe with cap for angle point; THENCE N 18°21'39" E - 251.14' continuing with said east right-of-way line to a set "X" in concrete for angle point; THENCE N 13°47'36" E - 240.00' continuing with said east right-of way line to a set 5/8" iron rod with cap for corner; THENCE N 58° 46' 36" E - 14.15' to the POINT OF BEGINNING and containing 3.0667 acres (133,587 square feet) of land, more or less. Tract 2: Non-exclusive easements as set forth in Driveway and Utility Easement Agreement recorded under Clerk's File No. H-941643 and amended under Clerk's File No. K-801344 of the real property records of Harris County, Texas. 47 [AM_ACTIVE 400655008_12]

24. 1880 S Dairy Ashford Rd., Houston, TX 77077 All of Whittington Place, Restricted Reserve "A", as recorded by plat in Volume 322 Page 145 of the Map Records of Harris County, Texas. 48 [AM_ACTIVE 400655008_12]

25. 12850 Hillcrest Rd., Dallas, TX 75230 PARCEL I: Being Block A/7467, HILLCREST 635 ADDITION, and addition to the City of Dallas, Dallas County, Texas, according to the plat recorded February 1, 1971, in Volume 71021, at Page 2073, Map Records, Dallas County, Texas, and being out of the Hiram Wilburn Survey, Abstract No. 1568, and being more particularly described as follows: Beginning at a point for corner in the East right-of-way line of Hillcrest Road with its intersection with the Southerly right-of-way line of Interstate Highway 635; thence South 82°15'12" East, along the said Southerly line of Interstate Highway 635, 1,136.34 feet to a point for corner; thence South 17°29'31" East, along the encroachment limit line on the West Side of White Rock Creek, 340.62 feet to a point for a corner in the South line of City of Dallas Block Number 7467, and in the North line of City of Dallas Block No. 7466; thence North 89°00'00" West, along the North line of City of Dallas Block No. 7466, 1,249.71 feet to a point for corner in the East right-of-way line of Hillcrest Road, said right-of-way being 60.00 feet in width; thence North 00°09'18" East, along said East line of Hillcrest Road, 378.08 feet to a point for corner; thence South 89°57'07" East, continuing along the East line of Hillcrest Road, 20.00 feet to a point for corner; thence North 00°06'33" East, continuing along the East line of Hillcrest Road, 78.18 feet to the point of beginning, (containing 463,313.34 square feet or 10.636 acres of land, more or less) EXCEPT the following: Being a 27,767 square feet tract of land situated in the Hiram Wilburn Survey, Abstract No. 1568, Dallas County, and being the City of Dallas Block A/7467, and being a part of Hillcrest 635 Addition, an addition to the City of Dallas, recorded February 1, 1971, in Volume 71021, at Page 2073, Map Records, Dallas County, Texas, and being a part of a tract of land described in General Warranty Deed to 12830 Hillcrest Road Investors LP, recorded September 28, 2002, in Volume 2002182, at Page 6417, Deed Records, Dallas County, Texas, and being more particularly described as follows: Commencing at the Southeast corner of Block A/7467 of said Hillcrest 635 Addition, from which point a 1-inch found iron rod bears South 81°32'58" West, a distance of 0.55 feet; thence North 18°46'18" West, along the East line of Block A/7467 of said Hillcrest 635 Addition, a distance of 304.67 feet to a point for corner on the new South right-of-way line of Interstate Highway 635 (a variable width right-of-way), and also being a Denial of Access Line, said point also being the point of curvature of a non-tangent circular curve to the right, having a radius of 11,501.66 feet, whose chord bears North 85°36'38" West, a distance of 2.25 feet; thence in a Northwesterly direction, departing said East line and along said new South right-of- way line and along said Denial of Access Line, and along said curve, through a central ange of 00°00'40", an arc distance of 2.25 feet to a 1/2" set iron rod with yellow plastic cap stamped "Halff Assoc. Inc." for the point of beginning, said point being the beginning of a Denial of Access Line, said point also being the point of curvature of a tangent circular curve to the right, having a radius of 11,501.66 feet, whose chord bears North 84°55'33" West, a distance of 272.81 feet; thence in a Northwesterly direction, continuing along said new South right-of-way line and along said Denial of Access Line, and along said curve, through a central angle of 00°03'37", passing at an arc 49 [AM_ACTIVE 400655008_12]

distance of 12.12 feet, a 3-inch smooth Aluminum Disk set in concrete and stamped "ADL" (hereafter referred to a "set A.D.") for the end of said Denial of Access Line, and continuing along said new South right-of-way line and along said Denial of Access Line, and along said curve through a central angle of 01°21'32", in all, a total arc distance of 272.81 feet to a point of compound curvature, from which a found "x" cut in concrete bears South 24°32'52" West, a distance of 0.13 feet, said point being on a circular curve to the right, having a radius of 2,500.00 feet, whose chord bears North 80°50'53" West, a distance of 296.38 feet; thence in a Northwesterly direction, continuing along said new South right-of-way line and along said Denial of Access Line, and along said curve through a central angle of 06°47'48", for an arc distance of 296.55 feet, to a found "x" cut in concrete for the point of reverse curvature of a circular curve to the left, having a radius of 2,500.00 feet, whose chord bears North 80°17'33" West, a distance of 282.47 feet; thence in a Northwesterly direction, continuing along said new South right-of-way line and along said Denial of Access Line, and along said curve, through a central angle of 06°28'38", for an arc distance of 282.62 feet to a point for corner; thence North 83°08'09" West, continuing along said new South right-of-way line and along said Denial of Access Line, a distance of 73.96 feet to a found pk-nail for the point of curvature of a non-tangent circular curve to the left, having a radius of 2,850.29 feet, whose chord bears North 84°18'21" West, a distance of 116.47 feet; thence in a Northwesterly direction, continuing along said new South right-of-way line and along said Denial of Access Line, and along said curve, through a central angle of 02°20'29", for an arc distance of 116.48 feet to a found pk-nail for corner; thence North 85°28'37" West, continuing along said new South right-of-way line and along said Denial of Access Line, a distance of 75.20 feet to a found pk-nail for corner; thence South 49°29'16" West, continuing along said new South right-of-way line, and along said Denial of Access Line, a distance of 40.15 feet to a found A.D. for corner on the East right-of-way line of Hillcrest Road (a 100-foot right-of-way), said point being the end of said Denial of Access Line; thence North 01°07'29" West, departing said new South right-of-way line and along said East right-of-way line, a distance of 42.71 feet to a found A.D. at the intersection of said East right-of-way line with the existing South right-ofway line of Interstate Highway 635 (a variable width right-of-way); thence South 83°31'59" East, departing said East right-of-way line, and along said existing South right- of-way line, a distance of 1,134.05 feet to a point for corner; thence South 18°46'18" East, departing said existing South right-of-way line, and along said existing South right-ofway line, a distance of 1,134.05 feet to a point for corner; thence South 18°46'18" East, departing said existing South right-of-way line, a distance of 36.03 feet to the point of beginning. (containing 27,767 square feet or 0.6374 acres, more or less) AND EXCEPT the following: being a 75 square foot tract of land situated situated in the Hiram Wilburn Survey, Abstract No. 1568, Dallas County, and being the City of Dallas Block A/7467, and being a part of Hillcrest 635 Addition, an addition to the City of Dallas, recorded February 1, 1971, in Volume 71021, at Page 2073, Map Records, Dallas County, Texas, and being a part of a tract of land described in General Warranty Deed to 12830 Hillcrest Road Investors LP, recorded September 28, 2002, in Volume 2002182, at Page 6417, Deed Records, Dallas County, Texas, and being more particularly described as follows: Commencing at the Southeast corner of Block A/7467 of said Hillcrest 635 Addition, from which point a 1-inch found iron rod bears South 81°32'58" West, a distance of 0.55 feet; thence North 18°46'18" West, along said East line of Block A/7467 of said Hillcrest 635 50 [AM_ACTIVE 400655008_12]

Addition, a distance of 304.67 feet to the point of beginning on the new South right-of-way line of Interstate Highway 635 (a variable width right-ofway), said point also being the beginning of a Denial of Access Line, said point also being the point of curvature of a non-tangent circular curve to the right, having a radius of 11,501.66 feet, which chord bears North 85°36'38" West, a distance of 2.25 feet; thence in a Northwesterly direction, departing the East line of said Block A/7467 and along said new South right-ofway line and along said Denial of Access Line, and along said curve, through a central angle of 00°00'40", an arc distance of 2.25 feet to a 1/2" set iron rod with yellow plastic cap stamped "Halff Assoc. Inc." for corner and the end of said Denial of Access Line; thence North 18'46'18" West, departing said new South right-of-way line, a distance of 36.03 feet to a point of corner on the existing South right-of-way line of Interstate Highway 635 (a variable width right-of-way); thence South 83°31'59" East, along said existing South right-of-way line, a distance of 2.29 feet to a point for the Northeast corner of Block A/7467 of said Hillcrest 635 Addition; thence South 18°46'18" East, departing said existing South right-of-way line and along the East line of Block A/7467 of said Hillcrest 635 Addition, a distance of 35.94 feet to the point of beginning. (containing 75 square feet or 0.0017 acres, more or less). PARCEL II: Non-exclusive easement rights as set out in Easement and Maintenance Agreement recorded November 23, 1981, in Volume 81229, at Page 1496, Deed Records, Dallas County, Texas 51 [AM_ACTIVE 400655008_12]

26. 1333 Corporate Dr., Irving, TX 75038 PARCEL 1: Being a description of a 6.075 acre tract of land situated in the E.J. Goodwin Survey Abstract No. 538, in the City of Irving, Dallas County, Texas, and being all of WALNUT HILL BUSINESS PARK, 5TH INSTALLMENT, an addition to the City of Irving, as shown on the plat recorded June 26, 1979, in Volume 79125, at Page 1461, Map Records, Dallas County, Texas, being more fully described as follows: Beginning at a ½-inch steel rod found for corner at the intersection of the North line of Corporate Drive (a called 60 foot wide right-of-way) with the East right-of-way line of High Point Drive (a called 60 foot wide right-of-way), and being the Southwest corner of said Fifth Installment; thence North 00°06'20" East, departing said Corporate Drive and along said East right-of-way line, a distance of 362.50 feet, to ½-inch steel rod found for corner and being the West common corner between said Fifth Installment and Walnut Hill Business Park Ninth Installment, an addition to the City of Irving, as shown on plat recorded *, in Volume 79232, at Page 1683, Map Records, Dallas County, Texas; thence South 89°53'40" East, departing said East right-of-way line, and along the common line between said Fifth Installment and said Ninth Installment, a distance of 730.00 feet to a ½-inch steel rod found for corner and being the Northwest corner of Walnut Hill Business Park Twenty Second Installment, an addition to the City of Irving, as shown on plat recorded September 16, 1981, in Volume 81181, at Page 2398, Map Records, Dallas County, Texas, and also being the Southwest corner of Walnut Hill Business Park Twelfth Installment, an addition to the City of Irving, as shown on plat recorded October 17, 1980, in Volume 80206, at Page 130, Map Records, Dallas County, Texas; thence South 00°06'20" West, departing said Ninth Installment and said Twelfth Installment, and along the common line between said Fifth Installment and said Twenty Second Installment, a distance of 362.50 feet to a ½-inch steel rod found for corner on the previously mentioned North right-of-way line of Corporate Drive; thence North 89°53'40" West, departing said Twenty Second Installment and along the North right- of-way line of Corporate Drive, same being the South line of said Fifth Installment, a distance of 730.00 feet to the point of beginning. (containing 6.075 acres or 264,625 square feet, more or less) PARCEL 2: Non-exclusive easement rights set out in the Declaration recoded August 22, 1973, in Volume 73166, Page 1001, Deed Records, Dallas County, Texas. 52 [AM_ACTIVE 400655008_12]

27. 3800 - 4000 N Shepherd Dr., Houston, TX 77018 TRACT 1: A CALLED 7.7375 ACRES, SAVE AND EXCEPT A 0.477 ACRES TRACT AND A 0.671 ACRES TRACT LEAVING A BALANCE OF 6.588 ACRES SAID CALLED 7.7375 OF LAND SITUATED IN THE S.W. ALLEN SURVEY, ABSTRACT NO. 94, HARRIS COUNTY, TEXAS, BEING A PART OF THAT CERTAIN 8 ACRE TRACT CONVEYED TO CORRIGAN-HOUSTON, INC., BY DEED RECORDED IN VOLUME 2717, PAGE 580, HARRIS COUNTY DEED RECORDS, AND BEING OUT OF AND A PART OF LOTS 1 THRU 18, BOTH INCLUSIVE, BLOCK I AND LOTS 1 THRU 13, BOTH INCLUSIVE; BLOCK 2, AND THAT PORTION OF ELCAR STREET (60 FEET WIDE) FROM THE SOUTH LINE OF SAID BLOCKS 1 AND 2 TO THE NORTH LINE OF SAID BLOCKS 1 AND 2 OF GARDEN OAKS SHOPPING CENTER, SEVENTH SECTION AS RECORDED IN VOLUME 35, PAGE 20 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS, (SAID PLAT OF GARDEN OAKS SHOPPING CENTER, SEVENTH SECTION HAVING BEEN VACATED BY THE CITY PLANNING COMMISSION PER INSTRUMENT RECORDED IN VOLUME 2715, PAGE 314 OF THE DEED RECORDS OF HARRIS COUNTY, TEXAS) SAID 6.588 ACRE TRACT BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: COMMENCING AT AN "X" CUT SET IN CONCRETE AT THE INTERSECTION OF THE SOUTH RIGHT-OF-WAY LINE OF GARDEN OAKS BOULEVARD (120 FEET WIDE) AND THE EAST RIGHT-OF-WAY LINE OF NORTH SHEPHERD DRIVE (100 FEET WIDE), AND BEING THE NORTHWEST CORNER OF LOT 1, BLOCK 1 OF SAID GARDEN OAKS SHOPPING CENTER, SEVENTH SECTION, (VACATED); THENCE NORTH 89 DEGREES 04 MINUTES 00 SECONDS EAST WITH THE NORTH LINE OF SAID GARDEN OAKS SHOPPING CENTER, SEVENTH SECTION AND THE SOUTH RIGHT-OF-WAY LINE OF GARDEN OAKS BOULEVARD, A DISTANCE OF 132.49 FEET TO THE POINT BEGINNING AND THE NORTHWEST CORNER OF THE HEREIN DESCRIBED TRACT; THENCE NORTH 89 DEGREES 04 MINUTES 00 SECONDS EAST, CONTINUING WITH THE NORTH LINE OF SAID GARDEN OAKS SHOPPING CENTER SEVENTH SECTION AND THE SOUTH RIGHT-OF-WAY LINE OF GARDEN OAKS BOULEVARD, A DISTANCE OF 299.51 FEET TO A 5/8 INCH IRON ROD SET FOR THE NORTHEAST CORNER OF THE HEREIN DESCRIBED TRACT SAME BEING THE NORTHEAST CORNER OF LOT 4, BLOCK 2 OF SAID GARDEN OAKS SHOPPING CENTER, SEVENTH SECTION, (VACATED); THENCE SOUTH 00 DEGREES 57 MINUTES 00 SECONDS EAST, WITH THE EAST LINE OF SAID BLOCK 2 OF GARDEN OAKS SHOPPING CENTER, SEVENTH SECTION, A DISTANCE OF 780.20 FEET TO AN "X" SET IN CONCRETE FOR THE SOUTHEAST CORNER OF THE HEREIN DESCRIBED TRACT AND THE SOUTHEAST CORNER OF LOT 13, BLOCK 2, IN THE NORTH RIGHT-OF-WAY LINE OF WEST 38TH STREET (60 FEET WIDE); 53 [AM_ACTIVE 400655008_12]

THENCE SOUTH 89 DEGREES 04 MINUTES 00 SECONDS WEST WITH THE SOUTH LINE OF SAID GARDEN OAKS SHOPPING CENTER, SECTION 7, THE NORTH RIGHT- OF- WAY LINE OF SAID WEST 38TH STREET, A DISTANCE OF 298.37 FEET TO A POINT FOR THE MOST SOUTHERLY SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT; THENCE NORTH 00 DEGREES 57 MINUTES 00 SECONDS WEST, A DISTANCE OF 155.66 FEET TO A POINT FOR AN INTERIOR CORNER OF THE HEREIN DESCRIBED TRACT; THENCE SOUTH 89 DEGREES 04 MINUTES 00 SECONDS WEST, A DISTANCE OF 133.63 FEET TO A POINT IN THE WEST RIGHT-OF-WAY LINE OF SAID NORTH SHEPHERD DRIVE FOR THE MOST WESTERLY SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT; THENCE NORTH 00 DEGREES 57 MINUTES 00 SECONDS WEST ALONG THE EAST RIGHT-OF-WAY LINE OF SAID NORTH SHEPHERD DRIVE, THE WEST LINE FOR SAID GARDEN OAKS SHOPPING CENTER, SEVENTH SECTION, A DISTANCE OF 403.70 FEET TO A POINT FOR THE MOST WESTERLY NORTHWEST CORNER OF THE HEREIN DESCRIBED TRACT; THENCE NORTH 89 DEGREES 04 MINUTES 00 SECONDS EAST, A DISTANCE OF 132.49 FEET TO AN INTERIOR CORNER OF THE HEREIN DESCRIBED TRACT; THENCE NORTH 00 DEGREES 57 MINUTES 00 SECONDS WEST, A DISTANCE OF 220.84 FEET TO THE POINT OF BEGINNING AND CONTAINING 6.588 ACRES OF LAND, MORE OR LESS. TRACT 2: All of GARDEN OAKS PAD SITE, an addition in Harris County, Texas, according to the map or plat thereof recorded in/under Film Code No. 675915 of the Map Records of Harris County, Texas. TRACT 3: Being the residue of that certain tract or parcel of land containing 7.735 acres (337,016 Square feet) of land situated in the S.W. Allen Survey, Abstract No. 91, Harris County, Texas described in deed recorded under Harris County Clerk's File No. 20090385232, SAVE AND EXCEPT: (1) That certain tract or parcel of land containing 6.588 acres described in deed recorded under Harris County Clerk's File No. 20130594256 and shown hereinabove as TRACT 1; and (2) All of GARDEN OAKS PAD SITE, an addition in Harris County, Texas, according to the map or plat thereof recorded in/under Film Code No. 675915 of the Map Records of Harris County, Texas, and shown hereinabove as TRACT 2. 54 [AM_ACTIVE 400655008_12]

28. 601 Sawyer St., Houston, TX 77007 FIELD NOTE DESCRIPTION OF 1.9293 ACRES (84,041 SQUARE FEET) OF LAND OUT OF THE JOHN AUSTIN SURVEY, A-1 HARRIS COUNTY, TEXAS, AND BEING ALL OF THAT CERTAIN CALLED 1.9293 ACRE TRACT CONVEYED TO RM CROWE HOUSTON PORTFOLIO III, L.P., BY DEED RECORDED UNDER HARRIS COUNTY CLERK'S FILE NO. V349313 OF THE DEED RECORDS OF HARRIS COUNTY, TEXAS, SAID 1.9293 ACRE TRACT BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING at 1/2 inch iron rod found at the intersection of the South right-of-way line of Lubbock Street (20 feet wide) and the West right-of-way line of Taylor-Sawyer-Memorial Drive Connection (60 foot wide) for the Northeast corner of the herein described tract; THENCE. South 00°17'00" West, along the West right-of-way line of said Taylor-Sawyer- Memorial connection, a distance of 250.02 feet to an angle point for the herein described tract; THENCE, South 01°18'37" East, along the West right-of-way line of said Taylor-Sawyer- Memorial connection, a distance of 26.09 feet to a 5/8 inch iron rod found for the Northeast corner of the Trinity Lutheran Cemetery tract as recorded in Volume 22, Page 87 of the Harris County Deed Records, and the Southeast corner of the herein described tract; THENCE, South 89°23'42" West, along the North line of said Trinity Lutheran Cemetery tract, a distance of302.72 feet to a fence corner post for an interior corner of the Glenwood Cemetery tract as recorded under Harris County Clerk's File No. P794222 and R603819, the Southwest corner of the herein described tract; THENCE, North 00°48'27" West, along said East line said Glenwood Cemetery Tract, a distance of 275.64 feet to a 5/8 inch iron rod found in the South right-of-way line of said Lubbock Street for the Northwest corner of the herein described tract; THENCE, North 89°18'48" East, along the South right-of-way line of Lubbock Street, a distance of 307.25 feet to the POINT OF BEGINNING and containing 1.9293 acres (84,041 square feet) of land, more or less. 55 [AM_ACTIVE 400655008_12]

29. 6505 - 6509 W Park Blvd., Plano, TX 75093 Parcel I: Lot 5, Block A, PRESTONWOOD PARK ADDITION, according to the plat recorded December 16, 1999, in Cabinet L, Slide 599, (Volume L, Page 599), as Document Number 99-0151078, Real Property Records, Collin County, Texas Parcel II: Lot 1R, Block A, PRESTONWOOD PARK ADDITION, according to the plat recorded December 28, 2007, in Volume 2007, at Page 706, as Document Number 20071228010004550, Real Property Records, Collin County, Texas Parcel III: Lot 3R, Block A, PRESTONWOOD PARK ADDITION, according to the plat recorded March 6, 2015, in Volume 2015, at Page 112, as Document Number 20150306010000770, Real Property Records, Collin County, Texas Parcel IV: Lot 11R, Block A, PRESTONWOOD PARK ADDITION, according to the plat recorded March 15, 2016, as Document Number 20160315010001100, Real Property Records, Collin County, Texas. Parcel V: The beneficial easement created by Reciprocal Easement Agreement recorded June 5, 1996, as Document Number 96-0046039, Real Property Records, Collin County, Texas. Parcel VI: The beneficial easement created by Reciprocal Access Easement recorded January 2, 1997, as Document Number 97-0000194, Real Property Records, Collin County, Texas. Parcel VII: The beneficial easement for vehicular ingress and egress created by Reciprocal Agreement recorded August 11, 1997, in Volume 3973, at Page 1686, as Document Number 97-0065787, Real Property Records, Collin County, Texas. Parcel VIII: The beneficial easement created by Declaration of Restrictions and Grant of Easements recorded August 11, 1997, in Volume 3973, at Page 1716, as Document Number 97-0065789, Real Property Records, Collin County, Texas; as modified by First Amendment to Declaration of Restrictions and Grant of Easements recorded December 22, 2001, in Volume 4568, at Page 1481, as Document Number 99-0153107, Real Property Records, Collin County, Texas; as modified by Second Amendment to Declaration of Restrictions and Grant of Easements recorded November 16, 2001, in Volume 5048, at Page 0472, as Document Number 2001-147123, Real Property Records, Collin County, Texas; as modified by Third Amendment to Declaration of Restrictions and Grant of Easements recorded December 3, 2007, as Document Number 20071203001609570, Real Property Records, Collin 56 [AM_ACTIVE 400655008_12]

County, Texas; as modified by Fourth Amendment to Declaration of Restrictions and Grant of Easements recorded April 13, 2009, as Document Number 20090413000425780, Real Property Records, Collin County, Texas; as modified by Fifth Amendment to Declaration of Restrictions and Grant of Easements recorded December 27, 2010, as Document Number 20101227001419740, Real Property Records, Collin County, Texas. Parcel IX: The beneficial easement created by Reciprocal Agreement recorded August 11, 1997, in Volume 3973, at Page 1890, as Document Number 97-0065793, Deed Records, Collin County, Texas. Parcel X. The beneficial easement for ingress and egress, for vehicular and pedestrian use and access created by the plat recorded December 16, 1999, in Cabinet L, Slide 599, (Volume L, Page 599), as Document Number 99-0151078, Map Records, Collin County, Texas. 57 [AM_ACTIVE 400655008_12]

30. 7042 - 7098 Bissonnet St., Houston, TX 77074 Being 7.5677 Acres of land, more or less, out of the John R. Black Survey, A-134, Harris County, Texas, with said 7.5677 acres being more particularly described by metes and bounds as follows: COMMENCING for reference at a point marking the intersection of the prolongation of the east right-of-way line of Fondren Road (based on a width of I 00 feet) and the northwesterly right-of way line of Bissonnet Street; THENCE North a distance of 64.22 feet along the said east right-of-way line of Fondren Road to a point marking the beginning of a curve to the left; THENCE in a northwesterly direction continuing along the said east right-of-way line following said curve to the left, said curve having a radius of 3,781.67 feet and subtending a central angle of 02 degrees 36' 00", an arc distance of 171.61 feet, a chord of 171.59 feet in length that bears North 01 degrees 18' 00" West to a ½ inch iron rod for the POINT OF BEGINNING, said ½ inch iron rod marking the southwest corner of the herein described tract; THENCE continuing in a northwesterly direction along the said east right-of-way line of Fondren Road following said curve to the left, subtending a central angle of 06 degrees 31' 18", an arc distance of 430.45 feet, a chord of 430.22 feet in length that bears North 05 degrees 51' 38" West to a ½ inch iron rod marking the northwest corner of the herein described tract; THENCE North 89 degrees 51' 12" East a distance of 880.54 feet along the south line of a 60 foot wide Drainage Easement to a ½ inch iron rod marking the northeast corner of the herein described tract; THENCE South 01 degrees 38' 00" West a distance of 193.42 feet to a 5/8 inch iron rod located in the said northwesterly right-of-way line of Bissonnet Street, and 5/8 inch rod marking the southeast corner of the herein described; THENCE South 60 degrees 15' 30" West a distance of 716.68 feet along the said northwesterly right-of-way line of Bissonnet Street to a 5/8 inch iron rod for corner; THENCE North 23 degrees 35' 00" West a distance of 150.00 feet to a 5/8 inch iron rod for an interior corner of the herein described tract; THENCE South 82 degrees 47' 38" West a distance of 150.00 feet to the POINT OF BEGINNING and containing 7.5677 acres of land more or less. 58 [AM_ACTIVE 400655008_12]

31. 6959 - 6965 Harwin Dr., Houston, TX 77036 TRACT 1: BEING a 2.8153-acre tract of land out of Unrestricted Reserve "F", Block 1, of Regency Square Office Park, Section 1, recorded in Volume 185, Page 62 of the Map of Records of Harris County, Texas and being out of and a part of a called 4.1468 acre tract conveyed to Star-Text Imports, L.P. and recorded in Clerk's File No. W738292 of the Official Public Records of Real Property of Harris County, Texas, said 2.8153-acre tract being more particularly described as follows: BEGINNING at a found "X" in concrete at the most northerly northwest corner of said called 4.1468-acre tract and said Unrestricted Reserve "F", said point being the intersection of the easterly right-of- way line of Savoy Drive (90-foot right-of-way) and the southerly right of way line of Harwin Drive (80-foot right-of-way); THENCE, in an easterly direction, along the southerly right-of-way line of said Harwin Drive and along a curve to the left, having a radius of 1030.00 feet, a central angle of 20 degrees 49 minutes 56 seconds, and arc length of 374.50 feet and a chord bearing and distance of North 78 degrees and 10 minutes 55 seconds East - 372.44 feet to a 5/8 iron rod with "EHRA" cap found for the northeast corner of the herein described tract, said called 4.1468 acre tract and said Reserve "F", said point being the west corner of a called 5.7936-acre tract conveyed to Kimbell International, Inc. and recorded in Clerk's File No. R632487 of the Official Public Records of Real Property of Harris County, Texas; THENCE, South, along the common line of said called 4.1485 acre tract and said called 5.7936 acre tract, a distance of 275.04 feet to an interior corner of the herein described tract and said called 4.1468-acre tract, and the southwest corner of said called 5.7936 acre tract from which a found 5/8-inch iron rod bears N 67 degrees 47 minutes West, 0.47 feet; THENCE, East, along the common line of said called 4.1485 acre tract and said called 5.7936 acre tract, a distance of 93.48 feet to a found 3/4 inch iron rod for the easterly corner of the herein described tract and said called 4.1468-acre tract, said point being the most northerly northwest corner of a called 3.0427-acre tract conveyed to 6001 Savoy Associates, L.P. and recorded in Clerk's File No. S337488 of the Official Public Records of Real Property of Harris County, Texas; THENCE, South 45 degrees 15 minutes 47 seconds West, along the common line of said called 4.1468- acre tract and said called 3.0427 acre tract, a distance of 262.10 feet to a "X" found in the concrete for corner; THENCE, North 44 degrees 44 minutes 06 seconds West, a distance of 250.94 feet to a concrete nail found for corner; THENCE, South 45 degrees 00 minutes 00 seconds West, a distance of 66.47 feet to an "X" cut in concrete found for corner; THENCE, West a distance of 58.42 feet to a 5/8-inch iron rod with "EHRA" cap found in the easterly rightof-way line of said Savoy Drive for the most westerly southwest corner of the herein described tract; 59 [AM_ACTIVE 400655008_12]

THENCE, North, along the easterly right-of-way line of said Savoy Drive, passing a distance of 18.00 feet a 5/8-inch capped iron rod previously set and continuing for a total distance of 241.79 feet to a found "X" in concrete for corner; THENCE, North 45 degrees 00 minutes 00 seconds East, along a cutback line, a distance of 14.42 feet to the POINT OF BEGINNING and containing 2.8153 acres of land, more or less. TRACT 2: Non-exclusive easement rights as set out in Reciprocal Easement Agreement dated September 26, 2007 executed by and between Chanaratsopon Centre, LP, a Texas limited partnership and Manijeh, LLC, a Delaware limited liability company and Parisaam Houston, LLC, a Delaware limited liability company as set forth and defined in instrument recorded October 1, 2007, under Clerk's File No. 20070593543 of the Real Property Records of Harris County, Texas. 60 [AM_ACTIVE 400655008_12]

32. 1701 Market Place Blvd., Irving, TX 75063 PARCEL 1: Being a tract of land situated in the Samuel T. Brown Survey, Abstract No. 50 and in the International and Great Northern Railroad Company Survey, Abstract No. 1624, and being all of Lot 1, Block 1, Olympus Park, an addition to the City of Irving, Dallas County, Texas recorded June 26, 2001, in Volume 2001124, Page 58, of the Deed Records of Dallas County, Texas, being more particularly described as follows: Beginning at a ½ inch iron rod set with a red plastic cap stamped "N.A.I." for corner at the most southwesterly corner of Lot 3, Block A of MacArthur Market Place, an addition to the City of Irving, as recorded in Volume 99011, at Page 0013, said point being in the northerly right-of-way line of Market Place Boulevard (65' right-of-way); thence along the northerly right-of-way line of said Market Place Boulevard as follows: North 74°51'12" West, a distance of 278.37 feet to a ½ inch iron rod set with a red plastic cap stamped "W.A.I." for the beginning of a curve to the right, said curve having a radius of 577.50 feet and having a chord bearing of North 53° 19'41" West and a chord distance of 423.79 feet; continuing along said curve to the right, through a central angle of 43°03'01", for an arc length of 433.92 feet to a ½ inch iron rod set with a red plastic cap stamped "W.A.I." for the point of tangency; North 31°48'11" West, a distance of 321.60 feet to a ½ inch iron rod set with a red plastic cap stamped "W.A.I." for corner; thence departing the northerly right-of-way line of said Market Place Boulevard, North 13°11'49" East, a distance of 35.36 feet to a ½ inch rod set with a red plastic cap stamped "W.A.I." for corner; thence North 58°11'49" East, a distance of 263.16 feet to a ½ inch iron rod set with a red plastic cap stamped "W.A.I." for corner; thence South 74°51'12" East, a distance of 729.17 feet to a ½ inch iron rod set with a red plastic cap stamped "W.A.I." for corner in the westerly line of said Lot 3, Block A; thence along the westerly line of said Lot 3, Block A, South 15°08'48" West, a distance of 602.67 feet to the point of beginning. (Containing within these metes and bounds 10.295 acres or 448,438 square feet of land, more or less.) PARCEL 2: Non-exclusive easement rights set out in Declaration of Covenants Running With the Land recorded July 16, 1998, in Volume 98138, at Page 6100, Deed Records of Dallas County, Texas. PARCEL 3: Non-exclusive easement rights set out in Declaration of Covenants, Conditions and Restrictions recorded March 23, 2000, in Volume 2000058, at Page 827, Deed Records of Dallas County, Texas 61 [AM_ACTIVE 400655008_12]

33. 12221 Merit Dr., Dallas, TX 75251 Parcel I: Being all of Lot 2B, Block B/7736, FOREST PLAZA ADDITION, a subdivision in the M.J. Sanchez Survey, Abstract No. 1272, in Dallas County, Texas, according to the plat recorded July 17, 1995, in Volume 95137, at Page 1945, Map Records, Dallas County, Texas. Parcel II: The beneficial, non-exclusive easement created by Reciprocal Grant of Access Easements, recorded November 6, 1981, in Volume 81218, at Page 1774, Real Property Records, Dallas County, Texas, as modified by Amendment to Reciprocal Grant of Access Easements, recorded March 22, 1982, in Volume 82058, at Page 98, Real Property Records, Dallas County, Texas. Parcel III: The beneficial, non-exclusive easement created by Reciprocal Grant of Access Easements, recorded August 23, 1984, in Volume 84167, at Page 3825, Real Property Records, Dallas County, Texas. Parcel IV: The beneficial, non-exclusive easement created by Joint Parking Garage Operation Agreement, recorded August 30, 1984, in Volume 84173, at Page 214, Real Property Records, Dallas County, Texas. 62 [AM_ACTIVE 400655008_12]

34. 8610 & - 8620 N New Braunfels Ave., San Antonio, TX 78217 Lots 5 and 6, Block 1, of the TOWN AND COUNTRY ESTATES SUBDIVISION, in N.C.B. 16044, of the City of San Antonio, Bexar County, Texas, according to plats recorded in Volume 9100, Page 101 and Volume 9200, Page 133, Deed and Plat Records of Bexar County, Texas 63 [AM_ACTIVE 400655008_12]

35. 3707 FM 1960, Houston, TX 77068 Tract One-Fee: A METES AND BOUNDS description of a 3.386 acre (147,477 square feet) tract of land situated in the Joseph Farwell Survey, Abstract No. 262, Harris County, Texas: being out of Restricted Reserve "B-1" of Cornerstone Village North, plat of which is recorded in Volume 326, Page 97, of the Harris County Map Records; and being more particularly described as follows: COMMENCING at a 5/8-inch iron rod found marking the northwesterly end of a 35-foot radius cutback curve located at the intersection of the southwesterly right-of-way line of Walters Road (80-feet wide) and the southeasterly right-ofway line of F.M. 1960 (100-feet wide); THENCE, South 58° 23' 45" West, 158.02 feet along said southeasterly right-of-way line of F.M. 1960 to a 5/8-inch iron rod found at the POINT OF BEGINNING of the herein described tract; THENCE, South 32° 05' 10" East, 153.00 feet to a 5/8-inch iron rod found at an angle point; THENCE, South 60° 10' 29" East, 67.98 feet to a 5/8-inch iron rod found to an angle point; THENCE, South 32° 05' 10" East, 52.75 feet to a 5/8-inch iron rod found at an angle point; THENCE, South 12° 54' 50" West, 44.55 feet to a 5/8-inch iron rod found at an angle point; THENCE, South 32° 05' 10" East, 322.00 feet to a 5/8-inch iron rod found for corner in the northwesterly right-of-way line of Bammel North Houston Road (80-feet wide); THENCE, South 57° 53' 21" West, 232.92 feet along said northwesterly right-of-way line to a 5/8- inch iron rod found marking the southern-most corner of said Restricted Reserve "B-1" THENCE, North 32° 05' 10" West, 621.28 feet along the southwesterly line of said Restricted Reserve "B-1" to a 5/8-inch iron rod found for corner in the aforementioned Southeasterly right- of-way line of F.M. 1960; THENCE, North 58° 23' 45" East, 232.42 feet along said southeasterly right-of-way line to the POINT OF BEGINNING, CONTAINING 3.386 acres of land, more or less, in Harris County, Texas as shown on Drawing No. 1329 in the offices of Cotton Surveying Company, Houston, Texas. Tract Two-Easement: That certain ten (10) foot drainage easement over 0.0380 acres established in Drainage Easement Agreement executed by and between WILMA SOUTH-WEST, INC., a Georgia corporation and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation, recorded under Clerk's File No. J762681 of the Real Property Records of Harris County, Texas. Tract Three-Easement: That certain five (5) foot drainage easement over 0.0080 acres established in Drainage Easement Agreement executed by and between WILMA SOUTH-WEST, INC., a Georgia corporation and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation, recorded under Clerk's File No. J762681 of the Real Property Records of Harris County, Texas. 64 [AM_ACTIVE 400655008_12]

65 [AM_ACTIVE 400655008_12]

36. 14550 Torrey Chase Blvd., Houston, TX 77014 Tract One-Fee: Being 6.000 acres of land being all of Restricted Reserve "B”, Northchase Park, Section 3, in the Joseph Farwell Survey, A-262, as per a map or plat thereof recorded in Volume 305, Page 118 of the Map Records of Harris County, Texas, and being more particularly described by metes and bounds as follows: COMMENCING at a 3/4 inch iron rod found the most Northerly cut-back corner of the Northerly line of Sylvanfield Drive, (60 foot Right-of-way), and the Easterly line of Torrey Chase Boulevard (100 foot Right- Of-Way); THENCE North 08° 38’ 19” East, along said Easterly line of Torrey Chase Boulevard, a distance of 342.65 feet to a point for the PLACE OF BEGINNING of the herein described tract of land, from said point a ¾ inch iron rod was found 0.09 feet South and 0.16 feet West; THENCE North 08° 38’ 19” East, continuing along said Easterly line of Torrey Chase Boulevard, a distance of 190.73 feet to a 5/8 inch iron rod found for a point of Curvature; THENCE continuing along said Easterly line of Torrey Chase Boulevard, with a curve to the left having a central angle of 17° 41’ 48”, a radius of 800.00 feet and a chord bearing of North 00° 12’ 35" West, 246.11 feet, an arc distance of 247.09 feet to a point for corner, from said point a 5/8 inch iron rod was found 0.16 feet South and 0.05 feet East; THENCE North 77° 41’ 47" East, a distance of 578.00 feet to a 5/8 inch iron rod found for corner; THENCE South 12° 18’ 13” East, a distance of 350.00 feet to a point for corner, from which a 5/8 inch iron rod was found 0.18 feet South; THENCE South 01° 48’ 40" West, a distance of 70.93 feet to a 3/4 inch iron rod found for corner; THENCE South 77° 41’ 47” West, a distance of 680.44 feet to the PLACE OF BEGINNING and containing within these calls 261,360 square feet or 6.000 acres of land, more or less. Tract Two-Easement: That certain perpetual and non-exclusive right and easement of use and enjoyment in and to the "Common Areas" set forth and defined in that certain Northchase Declaration of Covenants, Conditions and Restrictions recorded under Clerk's File No. G695060 of the Real Property Records of Harris County, Texas 66 [AM_ACTIVE 400655008_12]

37. 616 FM 1960, Houston, TX 77090 Tract 1: Being 3.660 acres (159,425 square feet) of land out of the Manuel Tarin Survey, A-778, and out of Reserve "A", Block 6, Cypress Station, Section 2, according to the plat thereof recorded in Volume 222, Page 74, of the Map Records of Harris County, Texas, said 3.660 acres being more particularly described by metes and bounds as follows: BEGINNING at a point marked by a 5/8 inch iron rod on the Northwesterly right-of-way line of F.M. 1960, as widened, at the Easterly end of the cut back line at the intersection of the Northwesterly right- of-way line of F.M. 1960, as widened, with the Northeast right-of -way line of Hafer Road, as relocated; THENCE North 70 degrees 09 minutes 43 seconds west, a distance of 40.87 feet to an angle point marked by a 5/8 inch iron rod on the Northeast right-of-way line of Hafer Road, 60 feet wide, as relocated; THENCE North 31 degrees 58 minutes 52 seconds West, with the Northeast right-of-way line of Hafer Road, as relocated, a distance of 13.55 feet to a point of curve marked by a 5/8 inch iron rod; THENCE Northwesterly, continuing with the Northeasterly right-of-way line of Hafer Road, as relocated, along a curve to the left whose radius is 1667.02 feet and central angle is 08 degrees 30 minutes 24 seconds, a distance of 247.50 feet to a point of tangent marked by a 5/8 inch iron rod; THENCE North 40 degrees 29 minutes 16 seconds West, continuing with the Northeasterly right- of- way line of Hafer Road, as relocated, a distance of 100.00 feet to a point of curve marked by a 5/8 inch iron rod with cap set; THENCE Northwesterly, continuing with the Northeasterly right-of-way line of Hafer Road, as relocated, along a curve to the right whose radius is 1607.02 feet and central angle is 03 degrees 02 minutes 32 seconds and whose chord bears North 38 degrees 58 minutes 00 seconds West, a distance, measured along the arc of said curve, of 85.33 feet to a point for corner marked by a 5/8 inch iron rod; THENCE North 71 degrees 39 minutes 25 seconds East, a distance of 439.04 feet to a point for corner marked by a 5/8 inch iron rod on the West line of Cypress Station Market Square according to the plat thereof recorded at Film Code No. 374041 of the Map Records of Harris County, Texas; THENCE South 19 degrees 06 minutes 23 seconds East, along the West line of said Cypress Station Market Square, a distance of 187.65 feet to an angle point marked by a 5/8 inch iron rod; THENCE South 18 degrees 20 minutes 35 seconds East, continuing along the West line of said Cypress Station Market Square, a distance of 258.59 feet to a point for corner marked by a 5/8 inch iron rod, on the Northwesterly right-of-way line of F.M. 1960, as widened, said point being the Southwest corner of said Cypress Station Market Square; THENCE South 71 degrees 39 minutes 25 seconds West, with the Northwesterly right-of-way line of F.M. 1960, as widened, a distance of 262.50 feet, to the POINT OF BEGINNING and CONTAINING 3.660 acres (159,425 square feet) of land, more or less. Tract 2: (EASEMENT ESTATE) Being a 9 foot easement out of the Manuel Tarin Survey, A-778, and out of Reserve "A", Block 6, Cypress Station, Section 2, as recorded in Volume 222. Page 74 of the Map Records of Harris County, Texas, and being more particularly described as follows; 67 [AM_ACTIVE 400655008_12]

BEGINNING at a point on the Southeast right-of-way line of Timberdale Lane, 60 feet wide, for the Northwest corner of a 1.465 acre (63,804 square foot) tract of land, and the northeast corner of a 1.270 acre (55,331 square foot) tract of land, said beginning point being located North 57 degrees 54 minutes 53 seconds East, 266.49 feet from the Northerly end of the 10 foot cut back at the intersection of the Southeast right-of-way line of Timberdale Lane with the Northeast right-of-way line of Hafer Road, 60 feet wide; THENCE North 57 degrees 54 minutes 53 seconds East, with the southeast right-of-way line of Timberdale Lane, a distance of 9.27 feet to a point for corner; THENCE South 18 degrees 20 minutes 35 seconds East, parallel to and 9 feet Easterly from the West line of said 1.465 acre tract, a distance of 259.13 feet to a point for corner on the North line of a 3.660 acre (159,425 square feet) tract of land; THENCE South 71 degrees 39 minutes 25 seconds West, with the Southerly line of said 1.465 acre tract and the Northerly line of said 3.660 acre tract, a distance of 9.00 feet to a point for corner; THENCE North 18 degrees 20 minutes 35 seconds West, with the Westerly line of said 1.465 acre tract and the Easterly line of said 1.270 acre tract, a distance of 256.93 feet to the PLACE OF BEGINNING and CONTAINING 2,322 square feet of land, more or less, as the same was created by Instrument filed in the Office of the County Clerk of Harris County, Texas under Clerk's File Number H414799, and corrected and refiled in the Office of the County Clerk of Harris County, Texas under Clerk's File Number H478213. Tract 3: (EASEMENT ESTATE) Being a 6 foot easement out of the Manuel Tarin Survey, A-778, and out of Reserve "A", Block 6, Cypress Station, Section 2, as recorded in Volume 222, Page 74, of the Map Records of Harris County, Texas, and being more particularly described as follows: BEGINNING at a point on the Southeast right-of-way line of Timberdale Lane, 60 feet wide, for the Northeast corner of a 1.270 acre (55,331 square foot) tract of land and the Northwest corner of a 1.465 acre (63,804 square foot) tract of land, said beginning point being North 57 degrees 54 minutes 53 seconds East, 266.49 feet from the Northerly end of the 10 foot cut back at the intersection of the Southeast right-of-way line of Timberdale Lane with the Northeast rightof- way line of Hafer Road, 60 feet wide; THENCE South 18 degrees 20 minutes 35 seconds East, with the Easterly line of said 1.270 acre tract and the Westerly line of said 1.465 acre tract, a distance of 256.93 feet to a point on the North line of a 3.660 acre (159,425 square foot) tract of land; THENCE South 71 degrees 39 minutes 25 seconds West, with the Southerly line of said 1.270 acre tract and the Northerly line of said 3.660 acre tract, a distance of 6.00 feet to a point for corner; THENCE North 18 degrees 20 minutes 35 seconds West, parallel to and 6 feet Westerly from the East line of said 1.270 acre tract, a distance of 255.46 feet to a point for corner on the Southwest right-of-way line of Timberdale Lane; THENCE North 57 degrees 54 minutes 53 seconds East, with the Southeast right-of-way line of Timberdale Lane, a distance of 6.18 feet to the PLACE OF BEGINNING and CONTAINING 1,537 square feet of land, more or less, as the same was created and reserved in deed from Joe A. McDermott, Inc. to Texas Commerce Bancshares, Inc., filed in the Office of the County Clerk of Harris County, Texas under Clerk's File Number H365651. 68 [AM_ACTIVE 400655008_12]

38. 8111 Lyndon B Johnson Freeway, Dallas, TX 75251 Parcel I: Description of a 4.4783 acre tract of land situated in the Foster W. Dunaway Survey, Abstract No. 403, City of Dallas, Dallas County, Texas, said 4.4783 acre tract being all of Lot 9-B, Block E/7756, GATEWAY CENTRE, an addition to the City of Dallas, recorded March 26, 1982, in Volume 82061, at Page 1291, Map Records, Dallas County, Texas and as conveyed to Koll Bren Fund V, L.P. in deed recorded in Volume 98114, Page 6940, Deed Records, Dallas County, Texas; said 4.4783 acre tract also being the remainder of Lot 25, Block E/7756 of Valley View Estates, an addition to the City of Dallas as recorded in Volume 5648, Page 202-204, Map Records, Dallas County, Texas and as conveyed to Koll Bren Fund V, L.P. in deed recorded in Volume 2002132, Page 6538, Deed Records, Dallas County, Texas; said 4.4783 acre tract being more particularly described as follows: BEGINNING, at a 1/2-inch iron rod with yellow plastic cap stamped "POWELL & POWELL" found on the north rightof-way line of Lyndon B. Johnson Freeway (IH 635)(variable width right- of-way); said point also being the southwest corner of said Lot 9-B, Block E/7756; said point also being the southeast corner of the remainder of Lot 26, Block E/7756 of said Valley View Estates; THENCE, North 13 degrees 06 minutes 08 seconds West, leaving said north right-of-way line and with the west line of said Lot 9-B, Block E/7756, a distance of 462.73 feet to a 5/8-inch iron rod with yellow plastic cap stamped "GSES INC., RPLS 4804" found for the northwest corner of said Lot 9-B, Block E/7756; said point also being the northeast corner of Lot 7B, Block E/7756 of Wyndham Hotel Addition, an addition to the City of Dallas as recorded in Volume 98015, Page 190, Map Records, Dallas County, Texas; said point also being on the south right-of-way line of Emily Road (60 feet wide); THENCE, with the said south line of said Emily Road and the north line of said Lot 9-B, Block E/7756 the following metes and bounds; • North 74 degrees 32 minutes 29 seconds East, a distance of 200.25 feet to a 5/8-inch iron rod with yellow plastic cap stamped "GSES INC., RPLS 4804" found for angle point; • North 68 degrees 46 minutes 22 seconds East, a distance of 119.86 feet to a 1/2-inch iron rod with yellow plastic cap stamped "POWELL & POWELL" found for angle point; • North 65 degrees 48 minutes 48 seconds East, a distance of 120.07 feet to a 1/2-inch iron rod with yellow plastic cap stamped "POWELL & POWELL" found for angle point; • North 61 degrees 00 minutes 31 seconds East, a distance of 72.13 feet to a"+" cut in concrete found at the northeast corner of said Lot 9-B, Block E/7756; said point also being the northern most northwest corner of Lot 9-C, Block E/7756 of said Gateway Centre; THENCE, with the common line of said Lot 9-B and Lot 9-C, Block E/7756 the following metes and bounds; • South 21 degrees 52 minutes 06 seconds East, leaving the said south right-of-way line, a distance of 241.80 feet to a PK nail found for corner; • South 68 degrees 07 minutes 54 seconds West, a distance of 288.00 feet to a PK nail found; • South 21 degrees 52 minutes 06 seconds East, a distance of 217.56 feet to a"+" cut in concrete found for corner; • South 08 degrees 09 minutes 19 seconds East, a distance of 78.92 feet to a PK nail set at the southeast corner of said Lot 9-B, Block E/7756; said point also being the southwest corner of said Lot 9-C, Block E/7756; said point also being on the said north right-of-way line of Lyndon B. Johnson Freeway (IH 635); THENCE, with the said north right-of-way line of Lyndon B. Johnson Freeway (JH 635) the following metes and bounds; 69 [AM_ACTIVE 400655008_12]

• South 83 degrees 07 minutes 07 seconds West, a distance of 31.09 feet to a 5/8-inch iron rod with yellow plastic cap stamped "GSES INC., RPLS 4804" found (2-Texas Department of Transportation Monuments found-South 89 degrees 11 minutes 54 seconds East, 0.72 feet and South 41 degrees 59 minutes 39 seconds East, 1.02 feet) at the western most southeast corner of said Lot 9-B, Block E/7756; said point also being the southeast corner of said remainder of Lot 25, Block E/7756; • South 86 degrees 23 minutes 34 seconds West, passing at a distance of 165.96 feet a point at the southwest corner of said remainder of Lot 25, Block E/7756; said point also being the eastern most southwest corner of said Lot 9-B, Block E/7756; continuing, in all, a total distance of 257.13 feet to the POINT OF BEGINNING; CONTAINING 195,075 square feet or 4.4783 acres of land, more or less. Parcel II: The beneficial easement created by Declaration and Reciprocal Easement Agreement, recorded March 31, 1982, in Volume 82064, at Page 1350, Deed Records, Dallas County, Texas as affected by First Amendment to Declaration and Reciprocal Easement Agreement recorded in Volume 97248, Page 1976, Deed Records, Dallas County, Texas. 70 [AM_ACTIVE 400655008_12]

39. 740 - 980 N Coit Rd., Richardson, TX 75080 Parcel I: All of Lot 1, Block A, Promenade Shopping Center, Section One Replat, an addition to the City of Richardson, Dallas County, Texas, according to the plat recorded in Volume 93038, at Page 8, Map Records, Dallas County, Texas. Parcel II: All of Lot 3, Block 1, Promenade Shopping Center, Section Nine, an addition to the City of Richardson, Dallas County, Texas, according to the plat recorded in Volume 92002118, at Page 1, Map Records, Dallas County, Texas. Parcel III: Non-exclusive easement rights set out in Declaration and Reciprocal Easement Agreement recorded May 7, 1986, in Volume 86090, at Page 1, Real Property Records, Dallas County, Texas NEWYORK:853407.8[AM_ACTIVE 400655008_12]>

Schedule B Exception Report Section 4.14: See attached aged receivables report. NEWYORK:853407.8[AM_ACTIVE 400655008_12]>

Aged Receivable

DB Caption: LIVE Property: spe Status: Current Age As Of: 09/26/2018 Post To: 09/2018 Summary By: Tenant

Property	Customer	Lease	Name	Status	Current Owed	0-30 Owed	31-60 Owed	61-90 Owed	Over 90 Owed	Pre-Payments	Total Owed
475 - QUITMAN WAREHOUSE											
475 - QUITMAN WAREHOUSE		qwt010	RECOVERY TECHNOLOGIES GROUP	Current	50.00	0.00	0.00	0.00	50.00	-19.85	30.15
475 - QUITMAN WAREHOUSE		qwt034	SUNBELT WAREHOUSE, LLC	Current	22,808.58	0.00	0.00	0.00	22,808.58	-229.66	22,578.92
475 - QUITMAN WAREHOUSE		qwt-ftet	FREEDOM TENTS & EVENTS, LLC	Current	6,595.21	0.00	0.00	0.00	6,595.21	-36.00	6,559.21
475 - QUITMAN WAREHOUSE					**29,453.79**	**0.00**	**0.00**	**0.00**	**29,453.79**	**-285.51**	**29,168.28**
605 - ONE MASON PLAZA											
605 - ONE MASON PLAZA		omt-pro2	PROACTIVE LIFESTYLE FITNESS, LP	Current	3,481.67	0.00	0.00	0.00	3,481.67	0.00	3,481.67
605 - ONE MASON PLAZA		omt-pro	PROACTIVE LIFESTYLE FITNESS, LP	Current	2,495.93	0.00	0.00	0.00	2,495.93	0.00	2,495.93
605 - ONE MASON PLAZA		omt03	SUBWAY REAL ESTATE CORP	Current	442.19	109.20	109.20	0.00	223.79	0.00	442.19
605 - ONE MASON PLAZA		omt-craw	TRAM LE	Current	0.00	0.00	0.00	0.00	0.00	-129.40	-129.40
605 - ONE MASON PLAZA		omt-alli	ASK REVENUE SOLUTIONS LLC	Current	441.42	0.00	0.00	0.00	441.42	0.00	441.42
605 - ONE MASON PLAZA		omt-lost	LOST IN PRODUCTIONS, LLC	Current	38,372.89	4,678.64	4,678.64	4,678.64	24,336.97	0.00	38,372.89
605 - ONE MASON PLAZA		omt-scen	JENNIFER L. MOCK	Current	1,433.97	1,433.97	0.00	0.00	0.00	-0.35	1,433.62
605 - ONE MASON PLAZA		omt-ttgf	TEXAS TACTICAL GEAR & FIREARMS, INC.	Current	943.80	0.00	0.00	0.00	943.80	0.00	943.80
605 - ONE MASON PLAZA		omt016	KATY QUILT N' SEW, INC.	Current	18,736.64	683.76	683.76	683.76	16,685.36	-862.43	17,874.21
605 - ONE MASON PLAZA		omt020	KATY S. TAX SERVICE & INVESTMENTS INC.	Current	0.00	0.00	0.00	0.00	0.00	-5,003.53	-5,003.53
605 - ONE MASON PLAZA		omt017	SIMON NGUYEN	Current	0.00	0.00	0.00	0.00	0.00	-3,175.20	-3,175.20
605 - ONE MASON PLAZA		omt-kk	KATIA KUZNETSOVA/DANCE WITH STARS	Current	1,615.24	0.00	0.00	0.02	1,615.22	0.00	1,615.24
605 - ONE MASON PLAZA		omt-curv	NELL NGUYEN	Current	2,216.67	140.33	140.33	140.33	1,795.68	0.00	2,216.67
605 - ONE MASON PLAZA		omt022	MARIA BRIONES	Current	1,553.57	0.00	0.00	637.87	915.70	0.00	1,553.57
605 - ONE MASON PLAZA		omt-cd	TCD ENTERPRISES dba CELLAR DOOR	Current	0.00	0.00	0.00	0.00	0.00	-1,230.54	-1,230.54
605 - ONE MASON PLAZA		omt042	MIZ, INC DBA LONE STAR FLOORS	Current	0.00	0.00	0.00	0.00	0.00	-5,317.35	-5,317.35
605 - ONE MASON PLAZA		omt-ai	ALSAFA IMPORTS, INC.	Current	0.00	0.00	0.00	0.00	0.00	-303.74	-303.74
605 - ONE MASON PLAZA		omt-well	WELLICA, INC.	Current	230.37	230.37	0.00	0.00	0.00	0.00	230.37
605 - ONE MASON PLAZA		omt-reg	REGIONAL FINANCE CORPORATION OF TEXAS	Current	508.36	0.00	0.00	0.00	508.36	0.00	508.36
605 - ONE MASON PLAZA					**72,472.72**	**7,276.27**	**5,611.93**	**6,140.62**	**53,443.90**	**-16,022.54**	**56,450.18**
620 - TOWER PAVILLION											
620 - TOWER PAVILLION		tot-amay	BLANCA KENIA AMAYA	Current	0.00	0.00	0.00	0.00	0.00	-650.01	-650.01
620 - TOWER PAVILLION		tot03	BEST DENTAL CARE, INC.	Current	7,145.46	0.00	0.00	0.00	7,145.46	-1.77	7,143.69
620 - TOWER PAVILLION		tot-truc	TRUC T. NGUYEN	Current	240.12	0.00	0.00	0.00	240.12	0.00	240.12
620 - TOWER PAVILLION		tot-micr	MICROBLADING-LASH, LLC	Current	0.00	0.00	0.00	0.00	0.00	-117.94	-117.94
620 - TOWER PAVILLION		tot-tala	TALABI & ASSOCIATES, P.C.	Current	0.00	0.00	0.00	0.00	0.00	-5,663.20	-5,663.20
620 - TOWER PAVILLION		tot-neuh	WHITNEY I. NEUHAUS	Current	0.00	0.00	0.00	0.00	0.00	-38.74	-38.74
620 - TOWER PAVILLION		tot-alph	ALPHA OILFIELD SUPPLY, INC.	Current	0.00	0.00	0.00	0.00	0.00	-1,619.25	-1,619.25
620 - TOWER PAVILLION		tot-tech	TECH-LANCE SOLUTIONS, INC.	Current	2,031.50	552.68	1,478.82	0.00	0.00	0.00	2,031.50
620 - TOWER PAVILLION		tot-4md	4M DISTRIBUTIONS INC.	Current	221.46	0.01	0.00	0.00	221.45	0.00	221.46
620 - TOWER PAVILLION		tot-omar	OMAR'S FINANCIAL CONSULTANTS, INC.	Current	73.80	73.80	0.00	0.00	0.00	0.00	73.80

Page 1 of 16

Aged Receivable

DB Caption: LIVE Property: spe Status: Current Age As Of: 09/26/2018 Post To: 09/2018 Summary By: Tenant

Property	Customer	Lease	Name	Status	Current Owed	0-30 Owed	31-60 Owed	61-90 Owed	Over 90 Owed	Pre-Payments	Total Owed
620 - TOWER PAVILLION		tot-faiz	FAIZ ZABEEHULLAH	Current	0.00	0.00	0.00	0.00	0.00	-0.76	-0.76
620 - TOWER PAVILLION		tot-hr	HARTMAN HUMAN RESOURCES	Current	54,243.00	2,583.00	2,583.00	2,583.00	46,494.00	0.00	54,243.00
620 - TOWER PAVILLION		tot-leg	HARTMAN LEGAL / O&O	Current	37,411.00	3,401.00	3,401.00	3,401.00	27,208.00	0.00	37,411.00
620 - TOWER PAVILLION		tot-aleg	EMMANUEL IRUOBE ALEGBE	Current	-98.11	-98.11	0.00	0.00	0.00	0.00	-98.11
620 - TOWER PAVILLION		tot-hm	HARTMAN MANAGEMENT	Current	175,287.00	8,347.00	8,347.00	8,347.00	150,246.00	0.00	175,287.00
620 - TOWER PAVILLION		tot010	MILTON M. COOKE COMPANY	Current	0.00	0.00	0.00	0.00	0.00	-1,062.00	-1,062.00
620 - TOWER PAVILLION		tot-deo	DEMETRIUS DE OLIVEIRA	Current	136.43	0.00	0.00	0.00	136.43	0.00	136.43
620 - TOWER PAVILLION		tot-tcl	TC LeNORMAND JR.	Current	703.97	652.11	0.00	0.00	51.86	0.00	703.97
620 - TOWER PAVILLION		tot-hmg	HARTMAN MANAGEMENT	Current	41,391.00	1,971.00	1,971.00	1,971.00	35,478.00	0.00	41,391.00
620 - TOWER PAVILLION		tot-prm	PAULINE RAYMOND MARTIMBEAU	Current	6,583.50	731.50	731.50	731.50	4,389.00	0.00	6,583.50
620 - TOWER PAVILLION		tot-corr	LAW OFFICE OF MARK A CORRERO	Current	13,347.20	2,669.04	2,669.04	2,669.04	5,340.08	0.00	13,347.20
620 - TOWER PAVILLION		tot-plez	PLEZIA, P.C.	Current	30,891.91	8,999.08	8,999.08	2,578.75	10,315.00	0.00	30,891.91
620 - TOWER PAVILLION		tot-lash	THE LASH DESIGNER, LLC	Current	0.00	0.00	0.00	0.00	0.00	-2.50	-2.50
620 - TOWER PAVILLION		tot-key	KEYSTAFF, INC.	Current	-89.84	0.00	-89.84	0.00	0.00	0.00	-89.84
620 - TOWER PAVILLION		tot-def	DEFENDERS, INC.	Current	1,997.88	1,997.88	0.00	0.00	0.00	0.00	1,997.88
620 - TOWER PAVILLION		tot-mira	MIRATECH GROUP, LLC	Current	-349.34	-349.34	0.00	0.00	0.00	0.00	-349.34
620 - TOWER PAVILLION		tot-gte	GTE MOBILNET/VERIZON	Current	509.82	0.00	0.00	0.00	509.82	-690.00	-180.18
620 - TOWER PAVILLION					**371,677.76**	**31,530.65**	**30,090.60**	**22,281.29**	**287,775.22**	**-9,846.17**	**361,831.59**
625 - THE PRESERVE											
625 - THE PRESERVE		pvt-ctk	CT KELLY & ASSOCIATES, INC.	Current	0.00	0.00	0.00	0.00	0.00	-3,069.00	-3,069.00
625 - THE PRESERVE		pvt-evho	EVOLVE HOMEBUILDERS, LLC	Current	0.00	0.00	0.00	0.00	0.00	-936.42	-936.42
625 - THE PRESERVE		pvt-tayl	RG TAYLOR II, PC	Current	0.00	0.00	0.00	0.00	0.00	-3,312.00	-3,312.00
625 - THE PRESERVE		pvt-ranm	RANDY MILKOVISCH and MARK EDMONDSON	Current	0.00	0.00	0.00	0.00	0.00	-1,128.66	-1,128.66
625 - THE PRESERVE		pvt-gene	TCMG, LP	Current	211.24	0.00	0.00	0.00	211.24	0.00	211.24
625 - THE PRESERVE		pvt-juul	KRISTEN JUUL	Current	0.00	0.00	0.00	0.00	0.00	-650.00	-650.00
625 - THE PRESERVE		pvttorr	ENRIQUE TORRES	Current	4,287.94	4,287.94	0.00	0.00	0.00	0.00	4,287.94
625 - THE PRESERVE		pvt-sas	SUSAN A. SWAN, CHT	Current	0.00	0.00	0.00	0.00	0.00	-506.25	-506.25
625 - THE PRESERVE		pvt-inte	NELSON GONZALEZ	Current	0.00	0.00	0.00	0.00	0.00	-656.96	-656.96
625 - THE PRESERVE		pvt-obgy	OBGYN CARE, PA	Current	9,417.78	9,417.78	0.00	0.00	0.00	0.00	9,417.78
625 - THE PRESERVE		pvt-easi	EASI - ENTERPRISE ALLIANCE SYSTEMS	Current	-988.24	155.32	155.32	155.32	-1,454.20	0.00	-988.24
625 - THE PRESERVE		pvt046	STATE OFFICE OF ADMIN HEARING	Current	-230.10	0.00	0.00	0.00	-230.10	0.00	-230.10
625 - THE PRESERVE		pvt-jude	ST. JUDE VISITING NURSES, INC.	Current	462.38	0.00	0.00	0.00	462.38	0.00	462.38
625 - THE PRESERVE		pvt-nse	NATIONAL STRUCTURAL ENGINEERING, INC.	Current	0.00	0.00	0.00	0.00	0.00	-24.81	-24.81
625 - THE PRESERVE		pvt04	GENE B. REYNOLDS	Current	1,226.48	153.31	153.31	153.31	766.55	-2,082.08	-855.60
625 - THE PRESERVE		pvt-gran	GRANT MCCANNA	Current	1,434.51	1,459.24	0.00	0.00	-24.73	0.00	1,434.51
625 - THE PRESERVE		pvt-say	SAY-AY, LLC	Current	0.65	0.00	0.00	0.65	0.00	0.00	0.65
625 - THE PRESERVE		pvt-ezm	EZ MESSENGER, LLC	Current	0.00	0.00	0.00	0.00	0.00	-432.12	-432.12
625 - THE PRESERVE		pvt-dsw	DIANA S. WALKER	Current	-447.87	0.00	0.00	0.00	-447.87	-1,188.96	-1,636.83
625 - THE PRESERVE		pvt-tcg	THE CUMMINGS GROUP, INC.	Current	-548.00	0.00	0.00	0.00	-548.00	-2,745.37	-3,293.37
625 - THE PRESERVE		pvt-oreo	OREON DESIGN GROUP, LLC	Current	3,453.49	2,385.39	285.39	285.39	497.32	-0.01	3,453.48
625 - THE PRESERVE		pvt-hj	JUAN MARTIN CURIMAN	Current	5,965.71	3,359.15	2,606.56	0.00	0.00	0.00	5,965.71
625 - THE PRESERVE		pvt-max	MAKSIM MELNIKOV	Current	0.00	0.00	0.00	0.00	0.00	-4.32	-4.32
625 - THE PRESERVE		pvt-elm	EDDIE L. MOORE	Current	0.00	0.00	0.00	0.00	0.00	-991.38	-991.38
625 - THE PRESERVE		pvt072	STEPHEN C. GOULD, D.D.S, INC.	Current	1,863.40	0.00	0.00	0.00	1,863.40	0.00	1,863.40
625 - THE PRESERVE		pvt-papp	LYNN PAPPAS	Current	782.50	0.00	782.50	0.00	0.00	0.00	782.50
625 - THE PRESERVE		pvt-cpi	CITIQUEST PROPERTIES, INC.	Current	-3,574.13	114.11	114.11	114.11	-3,916.46	0.00	-3,574.13
625 - THE PRESERVE		pvt-reha	HEALTH CHOICE REHABILITATION CENTER	Current	0.00	0.00	0.00	0.00	0.00	-6.00	-6.00
625 - THE PRESERVE		pvt095	GLOBAL HEALING CENTER, INC	Current	-16,802.00	0.00	0.00	0.00	-16,802.00	-402.31	-17,204.31
625 - THE PRESERVE		pvt-tam	TAMMY FOOD SERVICES, LLC	Current	2,342.48	124.44	73.65	0.00	2,144.39	0.00	2,342.48

Page 2 of 16

Aged Receivable

DB Caption: LIVE Property: spe Status: Current Age As Of: 09/26/2018 Post To: 09/2018 Summary By: Tenant

Property		Customer	Lease	Name	Status	Current Owed	0-30 Owed	31-60 Owed	61-90 Owed	Over 90 Owed	Pre-Payments	Total Owed
625	- THE PRESERVE		pvt-gh2	GLOBAL HEALING CENTER, INC.	Current	191.00	191.00	0.00	0.00	0.00	0.00	191.00
625	- THE PRESERVE		pvt068	COMPASSIONATE CARE HOSPICE	Current	-3,759.00	0.00	0.00	0.00	-3,759.00	-4,799.54	-8,558.54
625	- THE PRESERVE		pvt-risi	RISING EAGLE CAPITAL GROUP LLC	Current	1,038.42	1,038.42	0.00	0.00	0.00	0.00	1,038.42
625	- THE PRESERVE		pvt065	TEXAS FORESTRY SERVICE	Current	-1,142.00	0.00	0.00	0.00	-1,142.00	-1,389.83	-2,531.83
625	- THE PRESERVE		pvt-spa	JACKELINE CARDONA	Current	0.00	0.00	0.00	0.00	0.00	-0.75	-0.75
625	- THE PRESERVE		pvt090	DR. E. NULIA CROUSE	Current	8,234.47	333.98	692.98	1,013.48	6,194.03	0.00	8,234.47
625	- THE PRESERVE		pvt-lat	LATITUDES ENVIRONMENTAL, LLC	Current	-318.00	0.00	0.00	0.00	-318.00	0.00	-318.00
625	- THE PRESERVE		pvt-cj	CHARLES JOHNSON	Current	0.00	0.00	0.00	0.00	0.00	-50.68	-50.68
625	- THE PRESERVE		pvt-we	WE HEART MASSAGE, LLC	Current	-387.18	0.00	0.00	78.82	-466.00	0.00	-387.18
625	- THE PRESERVE		pvt-cast	JAVIER CASTELVI	Current	2,049.92	2,049.92	0.00	0.00	0.00	-2,049.92	0.00
625	- THE PRESERVE		pvt-ser	THE SERENITY RETREAT FOR HEALING AND SPIRITUAL RENEWAL, INC.	Current	-1,556.12	-116.89	0.00	133.11	-1,572.34	-116.89	-1,673.01
625	- THE PRESERVE		pvt-fmw	FRANKLIN, MOSELE & WALKER PC	Current	2,252.51	50.00	1,969.77	232.74	0.00	-2,211.13	41.38
625	**- THE PRESERVE**					**15,462.24**	**25,003.11**	**6,833.59**	**2,166.93**	**-18,541.39**	**-28,755.39**	**-13,293.15**
630	**- CHELSEA SQUARE**											
630	- CHELSEA SQUARE		cht-juts	ANIME JUTSU, LLC	Current	1,501.88	1,501.88	0.00	0.00	0.00	-0.24	1,501.64
630	- CHELSEA SQUARE		cht-sylv	SYLVIA DAVIS	Current	0.02	0.01	0.01	0.00	0.00	-1,269.23	-1,269.21
630	- CHELSEA SQUARE		cht00	WOMEN'S HEALTH BOUTIQUE	Current	0.00	0.00	0.00	0.00	0.00	-3,631.60	-3,631.60
630	- CHELSEA SQUARE		cht-mjf	M&J FURNITURE INC.	Current	0.00	0.00	0.00	0.00	0.00	-138.48	-138.48
630	- CHELSEA SQUARE		cht-phoe	MICHAEL CANTRELL and AMIR AMMAN	Current	0.00	0.00	0.00	0.00	0.00	-241.92	-241.92
630	- CHELSEA SQUARE		cht-prog	DENNIS ZASTROW	Current	-9.45	-9.45	0.00	0.00	0.00	0.00	-9.45
630	- CHELSEA SQUARE		cht-dian	VERONICA ZAMORA	Current	0.00	0.00	0.00	0.00	0.00	-806.63	-806.63
630	- CHELSEA SQUARE		cht023	SMILE BRANDS OF TEXAS, LP	Current	0.00	0.00	0.00	0.00	0.00	-2,000.40	-2,000.40
630	- CHELSEA SQUARE		cht-lux	CINDY TUYEN NGUYEN	Current	504.85	0.00	0.00	0.00	504.85	-172.44	332.41
630	**- CHELSEA SQUARE**					**1,997.30**	**1,492.44**	**0.01**	**0.00**	**504.85**	**-8,260.94**	**-6,263.64**
631	**- WESTHEIMER CENTRAL**											
631	- WESTHEIMER CENTRAL		wht-srp	S&R PROFESSIONALS, LP	Current	18.67	18.67	0.00	0.00	0.00	0.00	18.67
631	- WESTHEIMER CENTRAL		wht044	CEDRIC YOUNG/ STATE FARM INS	Current	18.67	18.67	0.00	0.00	0.00	0.00	18.67
631	- WESTHEIMER CENTRAL		wht-cci	CAPITAL CONCEPTS, INC.	Current	51.75	0.00	0.00	0.00	51.75	0.00	51.75
631	- WESTHEIMER CENTRAL		wht09	WHITE & SHAVER	Current	-3,275.16	-3,275.16	0.00	0.00	0.00	0.00	-3,275.16
631	- WESTHEIMER CENTRAL		wht-lkh	LAWANDA KAY HOWARD	Current	-50.88	0.00	0.00	0.00	-50.88	-210.18	-261.06
631	- WESTHEIMER CENTRAL		wht-rnww	REHAB WITHOUT WALLS, INC.	Current	0.00	0.00	0.00	0.00	0.00	-2,811.02	-2,811.02
631	- WESTHEIMER CENTRAL		wht-corr	CORREA PROPERTIES, LLC	Current	4.87	4.87	0.00	0.00	0.00	0.00	4.87
631	- WESTHEIMER CENTRAL		wht-ever	EVEROSE HEALTHCARE, INC.	Current	0.09	0.09	0.00	0.00	0.00	0.00	0.09
631	- WESTHEIMER CENTRAL		wst-hpt	HISTEEL PIPE & TUBE, INC.	Current	2,195.45	2,195.45	0.00	0.00	0.00	0.00	2,195.45
631	- WESTHEIMER CENTRAL		wht-five	FIVENGINEERING, LLC	Current	5.60	5.60	0.00	0.00	0.00	0.00	5.60
631	- WESTHEIMER CENTRAL		wht-nove	NOVETUS ENGINEERING LLC	Current	42.62	42.62	0.00	0.00	0.00	0.00	42.62
631	- WESTHEIMER CENTRAL		wht-camp	CAMPUS MANAGEMENT CORP.	Current	29,281.51	3,285.43	25,996.08	0.00	0.00	0.00	29,281.51
631	- WESTHEIMER CENTRAL		wht-vong	VONG LAW FIRM PLLC	Current	4,962.54	2,481.27	2,481.27	0.00	0.00	0.00	4,962.54
631	- WESTHEIMER CENTRAL		wht08	FARMERS, INC.	Current	7,659.07	7,259.07	0.00	0.00	400.00	0.00	7,659.07
631	- WESTHEIMER CENTRAL		wht-flex	FLEXTEK RESOURCES, LLC	Current	17.25	0.00	0.00	17.25	0.00	0.00	17.25
631	- WESTHEIMER CENTRAL		wht-infu	IN-FUSE STAFFING, LLC	Current	4.87	0.00	0.00	4.87	0.00	0.00	4.87
631	- WESTHEIMER CENTRAL		wht-baow	BAOWIN STEEL, LLC	Current	0.00	0.00	0.00	0.00	0.00	-1,184.29	-1,184.29
631	- WESTHEIMER CENTRAL		wht-nc2	NGUYEN AND CHEN, LLP	Current	460.00	460.00	0.00	0.00	0.00	0.00	460.00
631	- WESTHEIMER CENTRAL		wht-torr	TORRES FAMILY EST. 2010, LLC	Current	50.00	0.00	50.00	0.00	0.00	0.00	50.00
631	- WESTHEIMER CENTRAL		wht-3mg	3MG REALTY, LLC	Current	0.00	0.00	0.00	0.00	0.00	-1,457.04	-1,457.04
631	- WESTHEIMER CENTRAL		wht-geon	YAN WANG	Current	141.63	47.21	47.21	47.21	0.00	0.00	141.63
631	- WESTHEIMER CENTRAL		wht-shif	SHIFTGIG INC.	Current	0.00	0.00	0.00	0.00	0.00	-10.36	-10.36
631	- WESTHEIMER CENTRAL		wht-paso	PASONA N.A., INC.	Current	199.22	199.22	0.00	0.00	0.00	0.00	199.22

Page 3 of 16

Aged Receivable

DB Caption: LIVE Property: spe Status: Current Age As Of: 09/26/2018 Post To: 09/2018 Summary By: Tenant

Property		Customer	Lease	Name	Status	Current Owed	0-30 Owed	31-60 Owed	61-90 Owed	Over 90 Owed	Pre-Payments	Total Owed
631	- WESTHEIMER CENTRAL		wht-ultr	KEANE FRAC TX, LLC	Current	977.41	977.41	0.00	0.00	0.00	-130.88	846.53
631	- WESTHEIMER CENTRAL		wht-data	RESOURCE DATA, INC., a Alaska Corporation	Current	0.00	0.00	0.00	0.00	0.00	-18,304.51	-18,304.51
631	- WESTHEIMER CENTRAL		wht-lu2	LIFESTYLES UNLIMITED, INC.	Current	10,403.09	10,403.09	0.00	0.00	0.00	0.00	10,403.09
631	**- WESTHEIMER CENTRAL**					**53,168.27**	**24,123.51**	**28,574.56**	**69.33**	**400.87**	**-24,108.28**	**29,059.99**
651	**- WALZEM PLAZA**											
651	- WALZEM PLAZA		wzt-c9	DUNG CHARLIE TRAN	Current	0.00	0.00	0.00	0.00	0.00	-2,198.67	-2,198.67
651	- WALZEM PLAZA		wzt-cti	CITI TRENDS, INC. #345	Current	4,937.06	40.58	40.58	40.58	4,815.32	0.00	4,937.06
651	- WALZEM PLAZA		wzt-med	WELLMED MEDICAL MANAGEMENT, INC.	Current	0.00	0.00	0.00	0.00	0.00	-10,674.07	-10,674.07
651	- WALZEM PLAZA		wzt07	GAMESTOP #808	Current	575.86	0.00	0.00	0.00	575.86	-210.08	365.78
651	- WALZEM PLAZA		wzt-dung	DUNG VU	Current	987.56	-10,999.36	3,995.64	3,995.64	3,995.64	-22.78	964.78
651	- WALZEM PLAZA		wzt015	FOOT LOCKER RETAIL INC. (Store#7417)	Current	-824.92	0.00	0.00	0.00	-824.92	-418.94	-1,243.86
651	- WALZEM PLAZA		wzt-dojo	GREGORY BORREGO	Current	4,413.66	434.07	407.07	407.07	3,165.45	-77.58	4,336.08
651	- WALZEM PLAZA		wzt020	FALLAS PAREDES / J & M SALES	Current	41,498.32	0.00	18,929.15	16,324.90	6,244.27	-2,793.06	38,705.26
651	- WALZEM PLAZA		wzt-gear	CITY GEAR, LLC	Current	-5,360.00	0.00	-5,360.00	0.00	0.00	0.00	-5,360.00
651	- WALZEM PLAZA		wzt-chef	CATHERINE WANG LEE	Current	0.00	0.00	0.00	0.00	0.00	-1,533.00	-1,533.00
651	- WALZEM PLAZA		aztharb	HARBOR FREIGHT TOOLS	Current	10,477.50	0.00	0.00	0.00	10,477.50	-7,890.83	2,586.67
651	- WALZEM PLAZA		651-99co	99 CENT ONLY STORE	Current	55,407.63	1,986.54	463.63	463.63	52,493.83	-29,775.57	25,632.06
651	- WALZEM PLAZA		wzt-rfco	REGIONAL FINANCE CORPORATION OF TEXAS	Current	0.00	0.00	0.00	0.00	0.00	-10.02	-10.02
651	- WALZEM PLAZA		wzt-knv	KNV INVESTMENTS, INC./JOHNNY KEEFER	Current	559.78	0.00	0.00	0.00	559.78	-463.96	95.82
651	**- WALZEM PLAZA**					**112,672.45**	**-8,538.17**	**18,476.07**	**21,231.82**	**81,502.73**	**-56,068.56**	**56,603.89**
652	**- 11811 NORTH FREEWAY**											
652	- 11811 NORTH FREEWAY		nft-mb	MALDONADO BROS. CORP.	Current	0.00	0.00	0.00	0.00	0.00	-1,476.66	-1,476.66
652	- 11811 NORTH FREEWAY		nft-tam	TAMMY FOOD SERVICES, LLC	Current	3,162.50	0.00	0.00	0.00	3,162.50	0.00	3,162.50
652	- 11811 NORTH FREEWAY		nft05	MCI METRO ACCESS TRANSMISSION SERVICES CORP	Current	-6,225.70	0.00	0.00	0.00	-6,225.70	-1,391.46	-7,617.16
652	- 11811 NORTH FREEWAY		nft06	VERIZON	Current	1,728.59	0.00	0.00	0.00	1,728.59	-9,624.56	-7,895.97
652	- 11811 NORTH FREEWAY		nft-belo	BELOR HOME HEALTH, INC.	Current	139.96	0.00	0.00	0.00	139.96	0.00	139.96
652	- 11811 NORTH FREEWAY		nft-flad	FRED LOYA - ADMINISTRATION/RETAIL SALES	Current	-5.39	0.00	-5.39	0.00	0.00	0.00	-5.39
652	- 11811 NORTH FREEWAY		nft-davi	DAVID AMBROSE	Current	3,980.80	1,778.60	0.00	0.00	2,202.20	0.00	3,980.80
652	- 11811 NORTH FREEWAY		nft-rlg	RICHARD LEGAL GROUP, PLLC	Current	1,300.00	20.00	5.00	50.00	1,225.00	0.00	1,300.00
652	- 11811 NORTH FREEWAY		nft-sj	SANG JOO	Current	903.41	30.95	30.95	30.95	810.56	-637.44	265.97
652	- 11811 NORTH FREEWAY		nft-alc	ATLANTIC LIST COMPANY, INC.	Current	225.00	0.00	0.00	50.00	175.00	0.00	225.00
652	- 11811 NORTH FREEWAY		nft016	AMER REALTY INV/FIDINAM INV	Current	6,029.63	6,004.63	0.00	25.00	0.00	0.00	6,029.63
652	- 11811 NORTH FREEWAY	naca	nft-nl2	VANGUARD LOGISTICS SERVICES (USA) (see #350)	Current	1,064.98	0.00	0.00	0.00	1,064.98	0.00	1,064.98
652	- 11811 NORTH FREEWAY	naca	nft036	VANGUARD LOGISTICS SERVICES (USA), INC.	Current	1,340.71	0.00	0.00	0.00	1,340.71	0.00	1,340.71
652	- 11811 NORTH FREEWAY		nft-kc	KELLY CASE - PRIMERICA	Current	1,862.46	0.00	725.28	0.00	1,137.18	0.00	1,862.46
652	- 11811 NORTH FREEWAY		nft-lh	LLOYD HECARD - PRIMERICA	Current	651.39	0.00	0.00	0.00	651.39	0.00	651.39
652	- 11811 NORTH FREEWAY		nft-gamb	SHIRELLA GAMBLE	Current	2,292.38	0.00	50.00	1,672.71	569.67	-562.76	1,729.62
652	- 11811 NORTH FREEWAY		nft-mens	JULIET O. MENSAH	Current	1,151.82	0.00	0.00	767.50	384.32	0.00	1,151.82
652	- 11811 NORTH FREEWAY		nft-lbd	LEGACY BUSINESS DEVELOPMENT, INC.	Current	50.00	50.00	0.00	0.00	0.00	-1,833.56	-1,783.56
652	- 11811 NORTH FREEWAY		nft023	BIG CITY FINANCE	Current	25.00	0.00	0.00	0.00	25.00	0.00	25.00
652	- 11811 NORTH FREEWAY		nft-orel	JOEL ORELLANA	Current	453.16	24.91	24.91	24.91	378.43	0.00	453.16
652	- 11811 NORTH FREEWAY		nftmeri	MERIDIAN BUSINESS CENTERS SW PARTNERS LP	Current	466.91	200.00	45.60	25.00	196.31	-20.00	446.91
652	- 11811 NORTH FREEWAY		nft-mint	MINT DENTISTRY, PLLC	Current	475.00	75.00	0.00	0.00	400.00	-4,428.67	-3,953.67
652	- 11811 NORTH FREEWAY		nftgura	A. GURVITCH/AG DOCTORS CNTR OF HOUSTON	Current	1,972.66	33.88	0.00	1,913.78	25.00	0.00	1,972.66
652	- 11811 NORTH FREEWAY		nft-era	EFRAIN RODRIGUEZ AGENCY, LLC	Current	0.00	0.00	0.00	0.00	0.00	-9.00	-9.00
652	- 11811 NORTH FREEWAY		nft-medi	EC, LLC	Current	2,831.16	2,810.58	0.00	0.00	20.58	0.00	2,831.16
652	- 11811 NORTH FREEWAY		nft-sec	US SECURITY ASSOCIATES, INC.	Current	25.00	25.00	0.00	0.00	0.00	0.00	25.00
652	- 11811 NORTH FREEWAY		nft-ffcc	FIRST FINANCIAL CAPITAL CORPORATION, a Texas Corporation	Current	625.01	625.01	0.00	0.00	0.00	0.00	625.01

Page 4 of 16

Aged Receivable

DB Caption: LIVE Property: spe Status: Current Age As Of: 09/26/2018 Post To: 09/2018 Summary By: Tenant

Property		Customer	Lease	Name	Status	Current Owed	0-30 Owed	31-60 Owed	61-90 Owed	Over 90 Owed	Pre-Payments	Total Owed
652	- 11811 NORTH FREEWAY		nft-spri	SPRINTCOM, INC.	Current	0.00	0.00	0.00	0.00	0.00	-3,900.00	-3,900.00
652	**- 11811 NORTH FREEWAY**					**26,526.44**	**11,678.56**	**876.35**	**4,559.85**	**9,411.68**	**-23,884.11**	**2,642.33**
653	**- NORTHBELT ATRIUM I**											
653	- NORTHBELT ATRIUM I		nat-maga	MAGAYA CORPORATION	Current	-152.94	0.00	0.00	0.00	-152.94	0.00	-152.94
653	- NORTHBELT ATRIUM I		nat-sso	SOUTHERN STATES OFFSHORE, INC.	Current	-1,218.04	-1,218.04	0.00	0.00	0.00	0.00	-1,218.04
653	- NORTHBELT ATRIUM I		nat-def	DEFENDERS, INC.	Current	5,182.16	5,182.16	0.00	0.00	0.00	-2,507.50	2,674.66
653	- NORTHBELT ATRIUM I		nat-sel	SELECT PHYSICAL THERAPY HOLDINGS, INC.	Current	155.09	0.00	0.00	0.00	155.09	0.00	155.09
653	- NORTHBELT ATRIUM I		nat-tam	TINA'S FOOD SERVICING, LLC	Current	11.00	11.00	0.00	0.00	0.00	0.00	11.00
653	- NORTHBELT ATRIUM I		nat018	HARRIS COUNTY SHERIFF'S DEPT OFFICE	Current	37,425.29	37,403.64	21.65	0.00	0.00	0.00	37,425.29
653	- NORTHBELT ATRIUM I		nat-tran	TRANSOCEANIC PROJECTS DEVELOPMENT COMPANY, INC.	Current	377.52	29.00	29.00	29.00	290.52	-1,189.00	-811.48
653	- NORTHBELT ATRIUM I		nat-west	WEST STATES ENERGY CONTRACTORS, INC.	Current	0.00	0.00	0.00	0.00	0.00	-1,379.92	-1,379.92
653	- NORTHBELT ATRIUM I		nat-enli	CHERYL IVORY	Current	0.00	0.00	0.00	0.00	0.00	-1.00	-1.00
653	- NORTHBELT ATRIUM I		nat-pm	PRINCE MINERALS INC., a Delaware Corporation	Current	-25,814.25	-25,814.25	0.00	0.00	0.00	0.00	-25,814.25
653	- NORTHBELT ATRIUM I		nat-ibp	IBP COMMERCIAL POA, INC.	Current	240.00	20.00	20.00	20.00	180.00	0.00	240.00
653	**- NORTHBELT ATRIUM I**					**16,205.83**	**15,613.51**	**70.65**	**49.00**	**472.67**	**-5,077.42**	**11,128.41**
655	**- NORTH CENTRAL PLAZA**											
655	- NORTH CENTRAL PLAZA		nct-pcl	PHYSICIAN'S CAPITAL INVESTMENTS, LLC	Current	159.63	0.00	0.00	0.00	159.63	0.00	159.63
655	- NORTH CENTRAL PLAZA		nct024	PEDIATRIX MEDICAL SERVICES, INC.	Current	30.00	0.00	0.00	0.00	30.00	-11,731.36	-11,701.36
655	- NORTH CENTRAL PLAZA		nct-pmp	PREMIER METROPOLITAN PROPERTIES, LLC	Current	491.40	163.80	0.00	163.80	163.80	-1,530.23	-1,038.83
655	- NORTH CENTRAL PLAZA		nct-ann	ANN NGUYEN	Current	0.00	0.00	0.00	0.00	0.00	-1,880.55	-1,880.55
655	- NORTH CENTRAL PLAZA		nct-amer	AMERICAN BEST CARE HOSPICE, INC.	Current	0.00	0.00	0.00	0.00	0.00	-1,959.33	-1,959.33
655	- NORTH CENTRAL PLAZA		nct032	M&D BECKMAN INC.	Current	90.36	90.36	0.00	0.00	0.00	0.00	90.36
655	- NORTH CENTRAL PLAZA		ncp-ejes	EJES, INC., a Texas Corporation	Current	103,107.05	0.00	0.00	0.00	103,107.05	0.00	103,107.05
655	- NORTH CENTRAL PLAZA		ncp-well	WELLSPINE, P.A.	Current	0.99	0.99	0.00	0.00	0.00	0.00	0.99
655	- NORTH CENTRAL PLAZA		ncp-opm	ACCELERATE ONLINE MARKETING, INC.	Current	5,664.60	5,664.60	0.00	0.00	0.00	0.00	5,664.60
655	- NORTH CENTRAL PLAZA		nct-ncb	MELSHIRE DFW, LP	Current	-315.95	50.00	0.00	0.00	-365.95	-291.78	-607.73
655	- NORTH CENTRAL PLAZA		nct-jord	LAUREN JORDAN, LCSW, CST	Current	335.44	83.86	83.86	83.86	83.86	-908.09	-572.65
655	- NORTH CENTRAL PLAZA		nct-pala	PALADIN EQUITY PARTNERS, LLC and SANTA FE RESOURCE DEVELOPMENT, INC.	Current	3,038.31	0.00	3,038.31	0.00	0.00	0.00	3,038.31
655	- NORTH CENTRAL PLAZA		ncp-zion	ZION OIL & GAS, INC.	Current	7,882.33	0.00	0.00	0.00	7,882.33	-11,663.06	-3,780.73
655	- NORTH CENTRAL PLAZA		ncp-ytp	YOGESH T. PATEL D.D.S., P.A.	Current	-29,769.51	0.00	0.00	0.00	-29,769.51	-14,893.80	-44,663.31
655	**- NORTH CENTRAL PLAZA**					**90,714.65**	**6,053.61**	**3,122.17**	**247.66**	**81,291.21**	**-44,858.20**	**45,856.45**
677	**- 3100 TIMMONS**											
677	- 3100 TIMMONS		pkg-cb	CHRIS BAKKENIST	Current	0.00	0.00	0.00	0.00	0.00	-50.00	-50.00
677	- 3100 TIMMONS		tt-new	SCOTT ZAMIR and RYAN WIND	Current	0.00	0.00	0.00	0.00	0.00	-5,700.89	-5,700.89
677	- 3100 TIMMONS		tt-kim	KIMBERLY A. SEFCOVIC & KIM M. CRAMER	Current	50.00	-80.00	90.00	40.00	0.00	-0.02	49.98
677	- 3100 TIMMONS		tt04	DR. WRIGHT & ASSOCIATES	Current	4,625.50	4,625.50	0.00	0.00	0.00	0.00	4,625.50
677	- 3100 TIMMONS		tt06	HOUSTON PETROLEUM COMPANY	Current	9,107.07	9,107.07	0.00	0.00	0.00	0.00	9,107.07
677	- 3100 TIMMONS		tt-merc	MERCURY CHAMBER ORCHESTRA INC.	Current	0.40	0.00	0.00	0.40	0.00	0.00	0.40
677	- 3100 TIMMONS		tt-kin	KINECTED PILATES AND SPORTS CONDITIONING, LLC	Current	0.00	0.00	0.00	0.00	0.00	-2,013.06	-2,013.06
677	- 3100 TIMMONS		tt-reno	RENOVA HEALTHCARE MANAGEMENT, LLC	Current	5,967.19	5,967.19	0.00	0.00	0.00	0.00	5,967.19
677	- 3100 TIMMONS		tt-nan	NANNIES N TUTORS YOU ENT, LLC	Current	0.00	0.00	0.00	0.00	0.00	-1,606.17	-1,606.17
677	- 3100 TIMMONS		tt-sale	ANDREW SALEM, MD	Current	1.34	1.34	0.00	0.00	0.00	0.00	1.34
677	- 3100 TIMMONS		tt-ronp	DR. RONALD PARRIS, MD, PA	Current	4,598.28	274.57	274.57	0.00	4,049.14	0.00	4,598.28
677	- 3100 TIMMONS		tt-kath	KATHLEEN FUNK	Current	386.35	0.00	0.00	386.35	0.00	0.00	386.35
677	- 3100 TIMMONS		tt-raa	ROSAS AND SUERKEN, PLLC	Current	3,657.40	3,657.40	0.00	0.00	0.00	0.00	3,657.40
677	- 3100 TIMMONS		tt-hrw	HR WALLINGFORD	Current	196.42	196.42	0.00	0.00	0.00	0.00	196.42
677	- 3100 TIMMONS		tt-moj	MOJTABA NAGHAVI DIVKOLAI	Current	8,813.16	1,681.48	1,782.92	1,782.92	3,565.84	0.00	8,813.16

Page 5 of 16

Aged Receivable

DB Caption: LIVE Property: spe Status: Current Age As Of: 09/26/2018 Post To: 09/2018 Summary By: Tenant

Property	Customer	Lease	Name	Status	Current Owed	0-30 Owed	31-60 Owed	61-90 Owed	Over 90 Owed	Pre-Payments	Total Owed
677 - 3100 TIMMONS		tt-ss	S & S THERAPY, L.P.	Current	431.92	0.00	0.00	431.92	0.00	-4,471.26	-4,039.34
677 - 3100 TIMMONS		tt-mest	NORMAN L. STRAUB and DAVID K. MESTEMAKER	Current	21,388.39	0.00	0.00	6,414.74	14,973.65	0.00	21,388.39
677 - 3100 TIMMONS		tt-sd	SUJEETH DRAKSHARAM	Current	5,732.94	2,729.97	2,729.97	273.00	0.00	0.00	5,732.94
677 - 3100 TIMMONS		tt028	RIVER OAKS DOMESTIC AGENCY	Current	2,726.55	2,339.56	0.00	0.00	386.99	0.00	2,726.55
677 - 3100 TIMMONS		one30fit	ONE 30 FITNESS	Current	1,699.76	0.00	1,699.76	0.00	0.00	0.00	1,699.76
677 - 3100 TIMMONS		tt-hogd	HOGDEN INDUSTRIES, LLC	Current	8,910.51	5,055.72	2,970.17	884.62	0.00	0.00	8,910.51
677 - 3100 TIMMONS		pkg-irma	IRMA MANZANALES	Current	0.00	0.00	0.00	0.00	0.00	-40.00	-40.00
677 - 3100 TIMMONS		pkg-sw	STEPHEN WALKER	Current	0.00	0.00	0.00	0.00	0.00	-100.00	-100.00
677 - 3100 TIMMONS					**78,293.18**	**35,556.22**	**9,547.39**	**10,213.95**	**22,975.62**	**-13,981.40**	**64,311.78**
678 - MISSION CENTRE											
678 - MISSION CENTRE		mc-shah	SHAHRAM AZHA and SHAHRZAD AKHAVAN	Current	0.00	0.00	0.00	0.00	0.00	-1,389.75	-1,389.75
678 - MISSION CENTRE		mc-pakwa	AMMI USA, INC.	Current	12,712.03	12,662.03	50.00	0.00	0.00	0.00	12,712.03
678 - MISSION CENTRE		mc-khan	KHAN AMERICAN, LLC	Current	0.00	0.00	0.00	0.00	0.00	-1,361.34	-1,361.34
678 - MISSION CENTRE		mc-hs	SYED WASTY AND RUBINA WASTY	Current	0.00	0.00	0.00	0.00	0.00	-0.28	-0.28
678 - MISSION CENTRE		mc-wfw	WORLD FOOD WAREHOUSE	Current	122,907.55	800.00	0.00	0.00	122,107.55	0.00	122,907.55
678 - MISSION CENTRE		mc-yosv	YOSVANI DIAZ LOPEZ and DAMARI DUARTE RODRIGUEZ	Current	0.00	0.00	0.00	0.00	0.00	-3,449.04	-3,449.04
678 - MISSION CENTRE		mc-pns	LITTLE EINSTEIN'S LEARNING ACADEMY	Current	4,629.87	4,629.87	0.00	0.00	0.00	0.00	4,629.87
678 - MISSION CENTRE		mc-nt	NAILS TODAY	Current	0.00	0.00	0.00	0.00	0.00	-350.32	-350.32
678 - MISSION CENTRE		mc-spp	KAZEM AZIMI SHOOSHTAN	Current	0.00	0.00	0.00	0.00	0.00	-10.53	-10.53
678 - MISSION CENTRE		mc-rafat	RIM JHIM INC.	Current	87,965.48	18,196.21	3,146.21	6,246.21	60,376.85	0.00	87,965.48
678 - MISSION CENTRE		mc-ta1	SURE MERCIES MINISTRIES	Current	0.00	0.00	0.00	0.00	0.00	-102.03	-102.03
678 - MISSION CENTRE		mc-dg	DOLLAR GENERAL #9781	Current	7,751.46	0.00	1,234.05	0.00	6,517.41	0.00	7,751.46
678 - MISSION CENTRE		mc-ccc	CANAAN CHRISTIAN CHURCH	Current	0.00	0.00	0.00	0.00	0.00	-3,386.86	-3,386.86
678 - MISSION CENTRE		mc-oc	MOHAMMAD SIBGHAT SIDDIQUI	Current	3,493.16	147.72	147.72	3,197.72	0.00	0.00	3,493.16
678 - MISSION CENTRE		mc-bk	BURGER KING	Current	-9,515.62	0.00	0.00	0.00	-9,515.62	-12,131.70	-21,647.32
678 - MISSION CENTRE		mc-se	SEAN ENTERPRISES, INC/MEHMOOD VAGHER	Current	74.11	25.73	0.73	5.73	41.92	0.00	74.11
678 - MISSION CENTRE		mc-dbs	DUPRE BARBER & STYLIST	Current	1,066.56	1,066.56	0.00	0.00	0.00	0.00	1,066.56
678 - MISSION CENTRE					**231,084.60**	**37,528.12**	**4,578.71**	**9,449.66**	**179,528.11**	**-22,181.85**	**208,902.75**
679 - REGENCY SQUARE											
679 - REGENCY SQUARE		rgs-hope	AN-NISA HOPE CENTER	Current	0.00	0.00	0.00	0.00	0.00	-0.40	-0.40
679 - REGENCY SQUARE		rgs-rhs	RESOURCE HEALTH SERVICES, INC.	Current	-2,488.29	271.17	271.17	271.17	-3,301.80	0.00	-2,488.29
679 - REGENCY SQUARE		rgs-gas	GUARDIAN ANGELS SECURITY, LLC	Current	0.00	0.00	0.00	0.00	0.00	-1.69	-1.69
679 - REGENCY SQUARE		rgs-brad	BRADLEY HIGHER EDUCATION GROUP, LLC	Current	28.54	28.54	0.00	0.00	0.00	0.00	28.54
679 - REGENCY SQUARE		rgs-ther	THERAMAX THERAPY SERVICES, PC	Current	600.00	0.00	0.00	0.00	600.00	0.00	600.00
679 - REGENCY SQUARE		rgs-bwi	BLACK & WHITE, INC.	Current	725.00	0.00	0.00	0.00	725.00	-4,422.17	-3,697.17
679 - REGENCY SQUARE		rgs-rcc	RESOURCE CARE CORPORATION	Current	-841.45	49.06	49.06	49.06	-988.63	0.00	-841.45
679 - REGENCY SQUARE		rgs-ccc	CAREER CHANGE CONNECTION, LLC	Current	0.00	0.00	0.00	0.00	0.00	-5.00	-5.00
679 - REGENCY SQUARE		rgs-terr	TERRET CONSTRUCTION, LLC	Current	0.00	0.00	0.00	0.00	0.00	-0.66	-0.66
679 - REGENCY SQUARE		rgs-aus	AUSTIN NWABUISI	Current	0.00	0.00	0.00	0.00	0.00	-1,095.75	-1,095.75
679 - REGENCY SQUARE		rgs-awe	EBONY SHELTON and DR. LIZZIE WEST	Current	1,003.27	1,003.27	0.00	0.00	0.00	0.00	1,003.27
679 - REGENCY SQUARE		rgs-elda	ELDA MANAGEMENT SERVICES, INC.	Current	1,227.85	0.00	0.00	0.00	1,227.85	0.00	1,227.85
679 - REGENCY SQUARE		rgs-asa2	ASAD KESARIA	Current	0.00	0.00	0.00	0.00	0.00	-0.84	-0.84
679 - REGENCY SQUARE		rgs-map	MAP FREEDOM SOLUTIONS LLC	Current	0.00	0.00	0.00	0.00	0.00	-0.50	-0.50
679 - REGENCY SQUARE		rgs-hhe	HUNT & HUNT ENGINEERING CORP	Current	523.16	0.00	0.00	0.00	523.16	0.00	523.16
679 - REGENCY SQUARE		rgs-back	BELLA NOBLES	Current	50.00	0.00	0.00	50.00	0.00	-2,713.50	-2,663.50
679 - REGENCY SQUARE		rgs-slim	ASHLEY SPILLER	Current	0.00	0.00	0.00	0.00	0.00	-0.24	-0.24
679 - REGENCY SQUARE		rgs-mudi	MUDIAM, INC.	Current	-368.89	0.00	0.00	0.00	-368.89	-262.36	-631.25
679 - REGENCY SQUARE		rgs-mend	LOURIANO MENDES	Current	348.50	346.50	0.00	2.00	0.00	0.00	348.50

Page 6 of 16

Aged Receivable

DB Caption: LIVE Property: spe Status: Current Age As Of: 09/26/2018 Post To: 09/2018 Summary By: Tenant

Property	Customer	Lease	Name	Status	Current Owed	0-30 Owed	31-60 Owed	61-90 Owed	Over 90 Owed	Pre-Payments	Total Owed
679 - REGENCY SQUARE		rgs-gale	GALEN PROCTOR	Current	0.00	0.00	0.00	0.00	0.00	-37.88	-37.88
679 - REGENCY SQUARE		rgs-tayl	FELICIA A. TAYLOR	Current	0.00	0.00	0.00	0.00	0.00	-0.42	-0.42
679 - REGENCY SQUARE		rgs-patl	YATIN PATEL	Current	0.00	0.00	0.00	0.00	0.00	-0.50	-0.50
679 - REGENCY SQUARE		rgs-das	DYNAMIC ACCOUNTING SOLUTIONS, INC.	Current	0.00	0.00	0.00	0.00	0.00	-1,096.50	-1,096.50
679 - REGENCY SQUARE		rgs-lane	VICTORIA A. LANE and RAGIB KOBILJAR	Current	-1,781.02	0.00	0.00	0.00	-1,781.02	0.00	-1,781.02
679 - REGENCY SQUARE					**-973.33**	**1,698.54**	**320.23**	**372.23**	**-3,364.33**	**-9,638.41**	**-10,611.74**
681 - CENTRAL PARK BUSINESS CENTER											
681 - CENTRAL PARK BUSINESS CENTER		cpb-idg	INDEPENDENT DEALER GROUP	Current	29,794.74	1,640.26	1,640.26	1,640.26	24,873.96	0.00	29,794.74
681 - CENTRAL PARK BUSINESS CENTER		cpb-carr	CARRIER CORPORATION	Current	6,552.34	1,389.19	0.00	0.00	5,163.15	0.00	6,552.34
681 - CENTRAL PARK BUSINESS CENTER					**36,347.08**	**3,029.45**	**1,640.26**	**1,640.26**	**30,037.11**	**0.00**	**36,347.08**
683 - SPRING VALLEY BUSINESS CENTER											
683 - SPRING VALLEY BUSINESS CENTER		svb-stra	STRATEGIC DENTAL EXECUTIVES, LLC	Current	-171.05	0.00	0.00	0.00	-171.05	-1,177.47	-1,348.52
683 - SPRING VALLEY BUSINESS CENTER		svb-fcnh	FCNH, INC.	Current	76.29	0.00	0.00	0.00	76.29	0.00	76.29
683 - SPRING VALLEY BUSINESS CENTER		svb-acfa	ACFAR, PLLC - INJURY RELIEF CHIROPRATORS	Current	2,419.79	1,446.45	0.00	0.00	973.34	0.00	2,419.79
683 - SPRING VALLEY BUSINESS CENTER		svb-eci	EDUCATIONAL & CULTURAL INTERACTIONS, INC.	Current	4,057.65	0.00	1,352.55	1,352.55	1,352.55	-147.45	3,910.20
683 - SPRING VALLEY BUSINESS CENTER		svb-bash	BASH CAREER INSTITUTE	Current	1,058.75	705.83	0.00	0.00	352.92	0.00	1,058.75
683 - SPRING VALLEY BUSINESS CENTER		svb-drs	DRS NETWORK & IMAGING SYSTEMS, LLC	Current	9,125.22	0.00	0.00	0.00	9,125.22	0.00	9,125.22
683 - SPRING VALLEY BUSINESS CENTER		svb-andr	ANDREW RAGNELL	Current	4,278.08	2,139.04	2,139.04	0.00	0.00	0.00	4,278.08
683 - SPRING VALLEY BUSINESS CENTER		svb-tx	STATE OF TEXAS	Current	17,785.81	0.00	0.00	0.00	17,785.81	0.00	17,785.81
683 - SPRING VALLEY BUSINESS CENTER					**38,630.54**	**4,291.32**	**3,491.59**	**1,352.55**	**29,495.08**	**-1,324.92**	**37,305.62**
685 - PROMENADE NORTH SHOPPING CENTER											
685 - PROMENADE NORTH SHOPPING CENTER		ppb-neme	NEMES CORPORATION	Current	335.78	14.41	14.41	6.32	300.64	-1,257.24	-921.46
685 - PROMENADE NORTH SHOPPING CENTER		ppb-tlg	KYUNGEUN LEE	Current	2,783.29	2,783.29	0.00	0.00	0.00	0.00	2,783.29
685 - PROMENADE NORTH SHOPPING CENTER		ppb-lfmd	LAWRIE FRIEDMAN, MD	Current	6,039.85	0.00	0.00	0.00	6,039.85	0.00	6,039.85
685 - PROMENADE NORTH SHOPPING CENTER		ppb-tbt	TEXAS BALLET THEATRE	Current	1,092.67	0.00	0.00	0.00	1,092.67	0.00	1,092.67
685 - PROMENADE NORTH SHOPPING CENTER		ppb-fdp	FAMILY DISCOUNT PHARMACY	Current	3,847.97	3,847.97	0.00	0.00	0.00	0.00	3,847.97
685 - PROMENADE NORTH SHOPPING CENTER		pbb-rct	RICHARDSON'S CHILDREN THEATRE, INC.	Current	1,000.00	0.00	0.00	0.00	1,000.00	0.00	1,000.00
685 - PROMENADE NORTH SHOPPING CENTER		ppb-att	AT&T NETWORK REAL ESTATE	Current	110.69	0,00	0.00	0.00	110.69	-1.68	109.01
685 - PROMENADE NORTH SHOPPING CENTER		ppb-ibda	RVtoDANCE LLC	Current	774.56	774.56	0.00	0.00	0.00	-1,442.00	-667.44
685 - PROMENADE NORTH SHOPPING CENTER		ppb-asds	ALL STAR DRIVING SCHOOL	Current	102.65	0.00	0.00	0.00	102.65	-4.90	97.75
685 - PROMENADE NORTH SHOPPING CENTER		ppb-dvg	DR. VLADIMIR GREBENNIKOV	Current	0.00	0.00	0.00	0.00	0.00	-0.47	-0.47
685 - PROMENADE NORTH SHOPPING CENTER		ppb-wsr	WINGSTOP RESTAURANT	Current	0.00	0.00	0.00	0.00	0.00	-4,317.42	-4,317.42
685 - PROMENADE NORTH SHOPPING CENTER		gos-pm	PAPA MURPHY'S	Current	373.80	60.79	0.00	0.00	313.01	-34.98	338.82
685 - PROMENADE NORTH SHOPPING CENTER		ppb-nath	NATHANIEL B. GRANT	Current	6,116.92	6,116.72	0.00	0.00	0.20	0.00	6,116.92
685 - PROMENADE NORTH SHOPPING CENTER		ppb-bb2	B&B RESALE 2, INC.	Current	4,159.34	3,178.36	23.09	23.09	934.80	-137.74	4,021.60
685 - PROMENADE NORTH SHOPPING CENTER		ppb-bbrf	B&B RESALE FURNITURE, INC.	Current	2,267.26	1,838.17	38.72	20.29	370.08	-70.26	2,197.00
685 - PROMENADE NORTH SHOPPING CENTER		ppb-bbs	B & B RESALE	Current	4,541.71	4,085.05	38.53	38.48	379.65	0.00	4,541.71
685 - PROMENADE NORTH SHOPPING CENTER		ppb-five	FIVE STAR CAFE LLC	Current	183,854.80	5,258.28	0.00	0.00	178,596.52	0.00	183,854.80
685 - PROMENADE NORTH SHOPPING CENTER		ppb-mze	M&Z ENTERPRISES, LLC	Current	236,484.56	14,766.62	4,987.59	14,844.62	201,885.73	0.00	236,484.56
685 - PROMENADE NORTH SHOPPING CENTER		ppb-ihb	JAGRUTI PATEL	Current	820.35	0.00	0.00	0.00	820.35	0.00	820.35
685 - PROMENADE NORTH SHOPPING CENTER		ppb-hzf	HENRY Z ROOFING	Current	0.00	0.00	0.00	0.00	0.00	-856.44	-856.44
685 - PROMENADE NORTH SHOPPING CENTER					**454,706.20**	**42,724.22**	**5,102.34**	**14,932.80**	**391,946.84**	**-8,123.13**	**446,583.07**
686a - GARDEN OAKS ACQUISITIONS											
686a - GARDEN OAKS ACQUISITIONS		t0000047	TERRY LEE DDS, PLLC	Current	265.73	265.73	0.00	0.00	0.00	-7,258.31	-6,992.58
686a - GARDEN OAKS ACQUISITIONS		686a-tl	TERRY LEE DDS, PLLC	Current	27,640.67	0.00	0.00	0.00	27,640.67	-2,612.43	25,028.24
686a - GARDEN OAKS ACQUISITIONS		t0000035	U.S. POSTAL SERVICE	Current	0.14	0.01	0.01	0.01	0.11	-6,340.30	-6,340.16

Page 7 of 16

Aged Receivable

DB Caption: LIVE Property: spe Status: Current Age As Of: 09/26/2018 Post To: 09/2018 Summary By: Tenant

Property	Customer	Lease	Name	Status	Current Owed	0-30 Owed	31-60 Owed	61-90 Owed	Over 90 Owed	Pre-Payments	Total Owed
686a - GARDEN OAKS ACQUISITIONS		t0000045	BROTHER'S PIZZERIA	Current	0.00	0.00	0.00	0.00	0.00	-6,788.57	-6,788.57
686a - GARDEN OAKS ACQUISITIONS		686a-lif	LIFE SAVERS EMERGENCY ROOM II, LLC	Current	32,361.34	10,759.95	10,759.95	10,759.95	81.49	0.00	32,361.34
686a - GARDEN OAKS ACQUISITIONS		686a-tre	DOLLAR TREE STORES, INC.	Current	83,185.06	11,883.58	11,883.58	11,883.58	47,534.32	0.00	83,185.06
686a - GARDEN OAKS ACQUISITIONS		t0000048	AL MEGHANI ENTERPRISE, INC.	Current	1,925.00	1,925.00	0.00	0.00	0.00	0.00	1,925.00
686a - GARDEN OAKS ACQUISITIONS		t0000032	SPECTRASITE COMM., INC. #310214	Current	796.72	10.68	10.68	10.68	764.68	-3,314.84	-2,518.12
686a - GARDEN OAKS ACQUISITIONS		t0000043	D2 ICE, LLC	Current	0.00	0.00	0.00	0.00	0.00	-800.00	-800.00
686a - GARDEN OAKS ACQUISITIONS					**146,174.66**	**24,844.95**	**22,654.22**	**22,654.22**	**76,021.27**	**-27,114.45**	**119,060.21**
687 - NORTHEAST SQUARE SHOPPING CENTER											
687 - NORTHEAST SQUARE SHOPPING CENTER		nes-uste	US TECH EAST, LLC	Current	0.00	0.00	0.00	0.00	0.00	-1,766.08	-1,766.08
687 - NORTHEAST SQUARE SHOPPING CENTER		nes-one	AQUARIUS T. JOHNSON	Current	10,584.55	1,655.38	1,655.38	1,855.38	5,418.41	0.00	10,584.55
687 - NORTHEAST SQUARE SHOPPING CENTER		nes-vnh	VIETNAMESE NOODLE HOUSE	Current	553.23	0.00	0.00	0.00	553.23	0.00	553.23
687 - NORTHEAST SQUARE SHOPPING CENTER		nes-vdn	NIKI NGUYEN	Current	2,544.70	2,514.90	14.90	0.00	14.90	0.00	2,544.70
687 - NORTHEAST SQUARE SHOPPING CENTER		nes-dtd	DOUBLE T'S DONUTS	Current	317.60	0.00	0.00	0.00	317.60	0.00	317.60
687 - NORTHEAST SQUARE SHOPPING CENTER		nes-got	MIRAECOMM HOUSTON 2, INC.	Current	7.84	7.84	0.00	0.00	0.00	0.00	7.84
687 - NORTHEAST SQUARE SHOPPING CENTER		nes-dan	DAVID TU	Current	0.00	0.00	0.00	0.00	0.00	-5,188.06	-5,188.06
687 - NORTHEAST SQUARE SHOPPING CENTER		nes-boa	BANK OF AMERICA, NA	Current	0.00	0.00	0.00	0.00	0.00	-907.50	-907.50
687 - NORTHEAST SQUARE SHOPPING CENTER		nes-jmp	J & M PROPERTIES / FALLAS PAREDES	Current	0.00	0.00	0.00	0.00	0.00	-0.01	-0.01
687 - NORTHEAST SQUARE SHOPPING CENTER		nes-fts	FAMILY THRIFT STORE	Current	0.00	0.00	0.00	0.00	0.00	-2,001.51	-2,001.51
687 - NORTHEAST SQUARE SHOPPING CENTER					**14,007.92**	**4,178.12**	**1,670.28**	**1,855.38**	**6,304.14**	**-9,863.16**	**4,144.76**
688 - CORNERSTONE TOWERS											
688 - CORNERSTONE TOWERS		688-jdb	JAMES BUSH	Current	81.75	81.75	0.00	0.00	0.00	-2,130.52	-2,048.77
688 - CORNERSTONE TOWERS		688-gwm	GATEWAY MORTGAGE GROUP, LLC	Current	0.00	0.00	0.00	0.00	0.00	-2,141.15	-2,141.15
688 - CORNERSTONE TOWERS		688-mcd	MCDONALD'S CORP.	Current	1,136.23	1,136.23	0.00	0.00	0.00	-19,379.06	-18,242.83
688 - CORNERSTONE TOWERS		688-lead	LEAD CLICKZ, LLC	Current	13.80	13.80	0.00	0.00	0.00	0.00	13.80
688 - CORNERSTONE TOWERS		688-jts	J. THOMAS SMITH	Current	-445.11	0.00	-445.11	0.00	0.00	-15.00	-460.11
688 - CORNERSTONE TOWERS		688-blue	BLUE EAGLE TRANSPORTATION, INC.	Current	0.00	0.00	0.00	0.00	0.00	-100.00	-100.00
688 - CORNERSTONE TOWERS		688-tiff	TIFFANY POCHE	Current	58.93	58.93	0.00	0.00	0.00	0.00	58.93
688 - CORNERSTONE TOWERS		688-thom	GARY V THOMAS	Current	1,132.52	283.13	283.13	283.13	283.13	0.00	1,132.52
688 - CORNERSTONE TOWERS		688-mave	MAVEN POWER, LLC	Current	740.00	740.00	0.00	0.00	0.00	0.00	740.00
688 - CORNERSTONE TOWERS		688-bsro	BRIDGESTONE RETAIL OPERATIONS LLC	Current	0.00	0.00	0.00	0.00	0.00	-212.87	-212.87
688 - CORNERSTONE TOWERS		688-faga	BRYAN FAGAN	Current	460.00	460.00	0.00	0.00	0.00	0.00	460.00
688 - CORNERSTONE TOWERS		688-rob	ROBERT ADAMS, INC.	Current	159.58	-418.28	0.00	5.20	572.66	0.00	159.58
688 - CORNERSTONE TOWERS		688-si	SOLTEX, INC.	Current	12.60	12.60	0.00	0.00	0.00	0.00	12.60
688 - CORNERSTONE TOWERS		pkg-ml	Mollie Levar	Current	0.00	0.00	0.00	0.00	0.00	-75.61	-75.61
688 - CORNERSTONE TOWERS		pkg-ag	ANA GUERRERO	Current	0.00	0.00	0.00	0.00	0.00	-4.22	-4.22
688 - CORNERSTONE TOWERS		pkg-jm	JUAN MARTINEZ	Current	0.00	0.00	0.00	0.00	0.00	-15.16	-15.16
688 - CORNERSTONE TOWERS					**3,350.30**	**2,368.16**	**-161.98**	**288.33**	**855.79**	**-24,073.59**	**-20,723.29**
689 - NORTHCHASE CENTER											
689 - NORTHCHASE CENTER		689-kki	KINKA KIKAI INTERNATIONAL, LTD	Current	0.00	0.00	0.00	0.00	0.00	-3,058.75	-3,058.75
689 - NORTHCHASE CENTER		689-leas	LEASECURE CORPORATION	Current	0.00	0.00	0.00	0.00	0.00	-743.26	-743.26
689 - NORTHCHASE CENTER		689-aaa	AAA TEXAS, LLC	Current	256.12	0.00	0.00	13.44	242.68	-26.30	229.82
689 - NORTHCHASE CENTER		689-nfc	NETWORK FUNDING LP	Current	0.00	0.00	0.00	0.00	0.00	-3,783.75	-3,783.75
689 - NORTHCHASE CENTER		689-nac	NIDEC AMERICA CORP	Current	0.00	0.00	0.00	0.00	0.00	-1,283.25	-1,283.25
689 - NORTHCHASE CENTER		689-twfg	TWFG INSURANCE SERVICES LLC	Current	0.00	0.00	0.00	0.00	0.00	-1,096.67	-1,096.67
689 - NORTHCHASE CENTER		689-thir	WILLARD KIMBRELL	Current	3.00	0.00	3.00	0.00	0.00	0.00	3.00
689 - NORTHCHASE CENTER		689-lay2	LAYER2 COMMUNICATIONS, INC.	Current	28.80	3.20	3.20	3.20	19.20	0.00	28.80
689 - NORTHCHASE CENTER		689-gei	GEMINI ENTERPRISES, INC.	Current	138.40	0.00	64.44	0.00	73.96	0.00	138.40

Page 8 of 16

Aged Receivable

DB Caption: LIVE Property: spe Status: Current Age As Of: 09/26/2018 Post To: 09/2018 Summary By: Tenant

Property		Customer	Lease	Name	Status	Current	0-30	31-60	61-90	Over	Pre-	Total
						Owed	Owed	Owed	Owed	90 Owed	Payments	Owed
689	- NORTHCHASE CENTER		689-sign	SIGNATURE PARTNERS, LLC	Current	0.00	0.00	0.00	0.00	0.00	-3,861.67	-3,861.67
689	- NORTHCHASE CENTER		689-whpa	EDWARD G. SILVERMAN, PH.D and ADRIENNE N. TINDER, PH.D	Current	17.00	17.00	0.00	0.00	0.00	0.00	17.00
689	- NORTHCHASE CENTER		pkg-lc	LISA COX	Current	97.44	32.48	32.48	32.48	0.00	-26.52	70.92
689	**- NORTHCHASE CENTER**					**540.76**	**52.68**	**103.12**	**49.12**	**335.84**	**-13,880.17**	**-13,339.41**
691	**- 616 FM 1960 WEST**											
691	- 616 FM 1960 WEST		691-cmb	JP MORGAN CHASE LEASE ADMINISTRATION	Current	3,373.48	0.00	0.00	1,686.74	1,686.74	-45,805.58	-42,432.10
691	- 616 FM 1960 WEST		691-dab	DEBRA LAGATTA SCHMIDT & MARIO D. SILVA	Current	3,343.62	2,672.85	0.00	0.00	670.77	0.00	3,343.62
691	- 616 FM 1960 WEST		691-west	WESTCOTT LAW GROUP, PLLC	Current	0.00	0.00	0.00	0.00	0.00	-1,029.00	-1,029.00
691	- 616 FM 1960 WEST		691-rss	REVAMPED SECURITY SOLUTIONS, LLC	Current	0.00	0.00	0.00	0.00	0.00	-1,196.25	-1,196.25
691	- 616 FM 1960 WEST		691-liz	LIZ TRANSPORT & LOGISTICS, LLC	Current	0.00	0.00	0.00	0.00	0.00	-648.00	-648.00
691	- 616 FM 1960 WEST		691-bria	BRIAN ISENHOWER and MELANIE ZERMENO	Current	0.00	0.00	0.00	0.00	0.00	-0.05	-0.05
691	- 616 FM 1960 WEST		691-pate	PATE TARABORELLI PARTNERS, LP	Current	4,278.12	219.59	219.59	219.59	3,619.35	0.00	4,278.12
691	- 616 FM 1960 WEST		691-prpm	PROGRESS RESIDENTIAL PROPERTY MANAGER, LLC	Current	143.34	0.00	71.67	71.67	0.00	-520.58	-377.24
691	- 616 FM 1960 WEST		691-vet	VETCORE TECHNOLOGY, LLC	Current	0.00	0.00	0.00	0.00	0.00	-5,709.33	-5,709.33
691	- 616 FM 1960 WEST		691-elit	ELITE REWARDS GROUP LLC	Current	125.00	125.00	0.00	0.00	0.00	-200.00	-75.00
691	- 616 FM 1960 WEST		691-suar	THE SUAREZ LAW FIRM, PLLC	Current	0.00	0.00	0.00	0.00	0.00	-1,940.00	-1,940.00
691	- 616 FM 1960 WEST		691-db	D AND B INSURANCE GROUP INC.	Current	752.31	45.09	45.09	45.09	617.04	0.00	752.31
691	- 616 FM 1960 WEST		691-cspl	CAROUSEL SPECIALTY PRODUCTS, INC.	Current	532.61	249.81	196.18	196.18	-109.56	0.00	532.61
691	- 616 FM 1960 WEST		691-ang	ANGELLE & DONOHUE PARTNERSHIP, LLC	Current	0.00	0.00	0.00	0.00	0.00	-2,394.00	-2,394.00
691	- 616 FM 1960 WEST		691-adv	ADVANTAGE FINANCE, LLC	Current	-461.63	0.00	0.00	0.00	-461.63	-166.96	-628.59
691	- 616 FM 1960 WEST		691-vib	VIBRANT COMPREHENSIVE SERVICES, LLC	Current	1.65	0.33	0.33	0.33	0.66	0.00	1.65
691	**- 616 FM 1960 WEST**					**12,088.50**	**3,312.67**	**532.86**	**2,219.60**	**6,023.37**	**-59,609.75**	**-47,521.25**
692	**- GATEWAY TOWER**											
692	- GATEWAY TOWER		692-ped	PEDISON CAPITAL FUND 1, LLC	Current	3,133.49	3,133.49	0.00	0.00	0.00	0.00	3,133.49
692	- GATEWAY TOWER		692-wfg	WSB REBEL, LLC	Current	9,495.86	7,494.50	94.50	94.50	1,812.36	0.00	9,495.86
692	- GATEWAY TOWER		692-htx	HEALTHTEXAS PROVIDER NETWORK	Current	22,616.46	11,308.23	11,308.23	0.00	0.00	0.00	22,616.46
692	- GATEWAY TOWER		692-lipo	AMERICAN LIPO CENTERS OF TEXAS, INC.	Current	-597.37	147.88	-1,291.75	0.00	546.50	0.00	-597.37
692	- GATEWAY TOWER		692-lls	THE LEUKEMIA & LYMPHOMA SOCIETY	Current	417.27	228.79	188.48	0.00	0.00	-16,173.90	-15,756.63
692	- GATEWAY TOWER		692-sems	SUMMIT EMERGENCY MEDICINE STAFFING, LLC	Current	2,779.84	1,378.99	1,378.99	21.86	0.00	0.00	2,779.84
692	- GATEWAY TOWER		692-life	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)	Current	0.00	0.00	0.00	0.00	0.00	-4,483.30	-4,483.30
692	- GATEWAY TOWER		692-arc	ARCTURUS TELECOM, LLC	Current	8,614.17	3,667.08	3,667.08	460.88	819.13	0.00	8,614.17
692	- GATEWAY TOWER		692-omeg	OMEGA TELESERVE, LLC	Current	28,085.42	4,632.86	4,632.86	4,682.86	14,136.84	0.00	28,085.42
692	- GATEWAY TOWER		692-phhi	PADEZ HOME HEALTH, INC.	Current	2,202.06	2,202.06	0.00	0.00	0.00	0.00	2,202.06
692	- GATEWAY TOWER		692-bfmc	BARKER FINANCIAL MANAGEMENT CORP.	Current	54.00	54.00	0.00	0.00	0.00	0.00	54.00
692	- GATEWAY TOWER		692-sos	SOS SECURITY, LLC	Current	1,915.55	1,715.34	200.21	0.00	0.00	0.00	1,915.55
692	- GATEWAY TOWER		692-aicf	AMERICAN INT'L CONSULTING FIRM, LLC	Current	3,351.88	3,351.88	0.00	0.00	0.00	0.00	3,351.88
692	- GATEWAY TOWER		692-wapc	WITCHER & ASSOCIATES, PC	Current	4,606.27	4,914.06	0.00	0.00	-307.79	0.00	4,606.27
692	- GATEWAY TOWER		692-sui	STRAYER UNIVERSITY, INC.	Current	-1,320.33	0.00	16.94	0.00	-1,337.27	-7,054.39	-8,374.72
692	- GATEWAY TOWER		692-trg	TITLE RESOURCES GUARANTY CO.	Current	0.00	0.00	0.00	0.00	0.00	-12,642.16	-12,642.16
692	- GATEWAY TOWER		692-gtlp	GRAIL & TUCKER LEGAL PUBLISHING, LLC	Current	1,325.05	1,325.05	0.00	0.00	0.00	0.00	1,325.05
692	- GATEWAY TOWER		692-mwcc	MARTIN W. COHEN & CO., PC	Current	105,420.85	3,253.96	3,253.96	3,253.96	95,658.97	0.00	105,420.85
692	- GATEWAY TOWER		692-fron	FRONTERA HOTEL GROUP, INC.	Current	1,103.57	0.00	0.00	0.00	1,103.57	0.00	1,103.57
692	- GATEWAY TOWER		692-univ	UNIVERSAL MEDIA GROUP	Current	11,029.26	4,066.16	125.00	4,066.16	2,771.94	-35.25	10,994.01
692	- GATEWAY TOWER		692-city	CITY GATE PROPERTY GROUP, LLC	Current	6,894.76	1,723.69	1,723.69	1,723.69	1,723.69	0.00	6,894.76
692	- GATEWAY TOWER		692-roof	AIRBAND COMMUNICATIONS, INC.	Current	0.00	0.00	0.00	0.00	0.00	-204.64	-204.64
692	**- GATEWAY TOWER**					**211,128.06**	**54,598.02**	**25,298.19**	**14,303.91**	**116,927.94**	**-40,593.64**	**170,534.42**
694	**- 601 SAWYER**											

Page 9 of 16

Aged Receivable DB Caption: LIVE Property: spe Status: Current Age As Of: 09/26/2018 Post To: 09/2018 Summary By: Tenant Property Customer Lease Name Status Current 0-30 31-60 61-90 Over Pre- Total Owed Owed Owed Owed 90 Owed Payments Owed 694 - 601 SAWYER 694-dbf K.M. DREAM BIG FITNESS, INC. Current 1,513.54 0.00 0.00 0.00 1,513.54 -213.27 1,300.27 694 - 601 SAWYER 694-dwa DANIEL, WILLIAMS and ASSOCIATES, PLLC Current 3,019.85 2,708.78 0.00 0.00 311.07 0.00 3,019.85 694 - 601 SAWYER 694-inno INNOWATTS, LLC Current 16,340.38 -3,704.19 11,049.55 3,673.38 5,321.64 0.00 16,340.38 694 - 601 SAWYER 694-mass MASSEY LAW FIRM PLLC and THE ARNSWORTH LAW FIRM PLLC Current 117.32 117.32 0.00 0.00 0.00 0.00 117.32 694 - 601 SAWYER 694-coh4 CITY OF HOUSTON, TEXAS Current 33,730.58 0.00 0.00 0.00 33,730.58 -31.81 33,698.77 694 - 601 SAWYER pkg-nb NICOLE BROOKS Current 120.00 40.00 40.00 40.00 0.00 0.00 120.00 694 - 601 SAWYER pkg-new ERICA NEWMAN Current 440.00 40.00 40.00 40.00 320.00 0.00 440.00 694 - 601 SAWYER pkg-taka BRENDA TAKAHASHI Current 40.00 40.00 0.00 0.00 0.00 0.00 40.00 694 - 601 SAWYER pkg-rj Ronald Jones Current 220.00 40.00 40.00 40.00 100.00 0.00 220.00 694 - 601 SAWYER 694-ks KIMESHA SONNIER Current 60.00 40.00 20.00 0.00 0.00 0.00 60.00 694 - 601 SAWYER 694-roof VOICESTREAM Current 0.00 0.00 0.00 0.00 0.00 -13,459.84 -13,459.84 694 - 601 SAWYER 694-gte GTE MOBILNET OF SOUTH TEXAS LP Current 3,000.00 0.00 0.00 0.00 3,000.00 0.00 3,000.00 694 - 601 SAWYER 58,601.67 -678.09 11,189.55 3,793.38 44,296.83 -13,704.92 44,896.75 696 - PRESTONWOOD PARK 696 - PRESTONWOOD PARK 696-tpts TEXAS PHYSICAL THERAPY SPECIALISTS, INC. Current 1,473.71 0.00 56.54 56.54 1,360.63 -4,122.81 -2,649.10 696 - PRESTONWOOD PARK 696-jane JANE M. JORDAN Current 140.97 0.00 46.99 46.99 46.99 0.00 140.97 696 - PRESTONWOOD PARK 696-ean EAN HOLDINGS, LLC Current 1,143.85 0.00 0.00 6.28 1,137.57 -56.90 1,086.95 696 - PRESTONWOOD PARK 696-enco ENCORE ADULT DAILY ENRICHMENT Current 335.58 0.00 335.58 0.00 0.00 0.00 335.58 696 - PRESTONWOOD PARK 696-tell ELIZABETH TELLER and MEGAN MURILLO Current 137.37 0.00 45.79 45.79 45.79 -2,757.47 -2,620.10 696 - PRESTONWOOD PARK 696-hdw H. DALE WOODARD, DDS, PC Current 7,208.32 3,337.66 90.74 53.58 3,726.34 0.00 7,208.32 696 - PRESTONWOOD PARK 696-roya ROYA LLC Current 47,564.61 0.00 10,289.26 10,188.14 27,087.21 0.00 47,564.61 696 - PRESTONWOOD PARK 696-knea THE KNEAD MEDMASSAGE, LLC Current 29,385.29 0.00 0.00 0.00 29,385.29 0.00 29,385.29 696 - PRESTONWOOD PARK 696-rod RODERICK SMITH Current 3,442.68 721.34 721.34 989.15 1,010.85 0.00 3,442.68 696 - PRESTONWOOD PARK 696-arc ARC EDUCATION, LLC Current 128.90 0.00 0.00 0.00 128.90 0.00 128.90 696 - PRESTONWOOD PARK 696-demi DESIGN & MINE, LLC Current 7,539.83 2,997.89 50.01 0.00 4,491.93 -6.18 7,533.65 696 - PRESTONWOOD PARK 696-sal SALLY BEAUTY SUPPLY LLC #2518 Current 1,905.37 28.87 77.37 77.37 1,721.76 -17.27 1,888.10 696 - PRESTONWOOD PARK 696-hem HEM RAJ CHIMORIYA and SHIMYA JAMES Current 43.87 0.00 0.00 43.87 0.00 0.00 43.87 696 - PRESTONWOOD PARK 696-kim PYONG KWAN (TERRY) MUN Current 1,639.28 0.00 0.00 0.00 1,639.28 -148.21 1,491.07 696 - PRESTONWOOD PARK 696-cafe CAFE AMORE Current 11,804.25 8,804.99 0.00 197.28 2,801.98 -569.82 11,234.43 696 - PRESTONWOOD PARK 696-laur LAUREN S. LEE Current 100.65 0.00 33.55 33.55 33.55 0.00 100.65 696 - PRESTONWOOD PARK 696-kool ALLEN JONES Current 13,096.69 4,809.50 133.36 133.36 8,020.47 0.00 13,096.69 696 - PRESTONWOOD PARK 696-qdob QDOBA #2151 / O & S INVESTMENTS II, LP Current 7,812.50 0.00 0.00 0.00 7,812.50 0.00 7,812.50 696 - PRESTONWOOD PARK 696-mama MAMA'S DAUGHTERS' DINER PLANO Current 23,439.73 0.00 0.00 0.00 23,439.73 0.00 23,439.73 696 - PRESTONWOOD PARK 696-sub SUBWAY #17743 Current 0.00 0.00 0.00 0.00 0.00 -501.18 -501.18 696 - PRESTONWOOD PARK 696-grea GREAT SMILES DENTAL & ORTHODONTIC, PA Current 0.00 0.00 0.00 0.00 0.00 -4,031.66 -4,031.66 696 - PRESTONWOOD PARK 696-wow JAMES K SIM CORPORATION Current 33,401.37 8,986.56 9,093.73 5,093.73 10,227.35 0.00 33,401.37 696 - PRESTONWOOD PARK 696-fat FAT STRAWS, INC. Current 0.00 0.00 0.00 0.00 0.00 -335.72 -335.72 696 - PRESTONWOOD PARK 696-jack STEVEN L. JACKSON Current 6,814.06 2,188.04 2,400.51 2,225.51 0.00 -0.19 6,813.87 696 - PRESTONWOOD PARK 696-rela RELAXATION CENTER Current 845.40 0.00 0.00 34.04 811.36 0.00 845.40 696 - PRESTONWOOD PARK 696-y2n2 Y2N2 INCORPORATED Current 0.00 0.00 0.00 0.00 0.00 -8,340.00 -8,340.00 696 - PRESTONWOOD PARK 199,404.28 31,874.85 23,374.77 19,225.18 124,929.48 -20,887.41 178,516.87 698a - HARWIN-XIX 698a - HARWIN-XIX t0000024 JS FASHION, INC. Current 660.48 0.00 0.00 0.00 660.48 -44.99 615.49 698a - HARWIN-XIX 698a-vai LAJAMISE D. EALY Current 21,522.30 4,568.38 3,699.45 2,699.45 10,555.02 0.00 21,522.30 698a - HARWIN-XIX 698a-md MARIA COLINDRES and JUAN MORALES Current -2,999.16 -2,999.16 0.00 0.00 0.00 -0.32 -2,999.48 698a - HARWIN-XIX t0000023 PEZHMAN SHIRANI-BIDADADI Current 19,141.42 572.17 3,294.17 572.07 14,703.01 0.00 19,141.42 698a - HARWIN-XIX 698a-gir GIRISHKUMAR MISTRY Current 11.10 0.00 0.00 0.00 11.10 0.00 11.10 698a - HARWIN-XIX 38,336.14 2,141.39 6,993.62 3,271.52 25,929.61 -45.31 38,290.83 Page 10 of 16

Aged Receivable

DB Caption: LIVE Property: spe Status: Current Age As Of: 09/26/2018 Post To: 09/2018 Summary By: Tenant

Property		Customer	Lease	Name	Status	Current Owed	0-30 Owed	31-60 Owed	61-90 Owed	Over 90 Owed	Pre-Payments	Total Owed
699	**- FONDREN ROAD PLAZA**											
699	- FONDREN ROAD PLAZA		699-abr	SHAJUMON ABRAHAM LIQUOR STORE	Current	2,861.40	0.00	0.00	0.00	2,861.40	-1,716.87	1,144.53
699	- FONDREN ROAD PLAZA		699-alfa	MONICA E. ALFARO and MARIO E. ALFARO	Current	1,753.95	1,753.95	0.00	0.00	0.00	-25.97	1,727.98
699	- FONDREN ROAD PLAZA		699-ehc	EMMAUS HEALTH CARE, PLLC	Current	4,228.83	2,963.99	0.00	0.00	1,264.84	-101.72	4,127.11
699	- FONDREN ROAD PLAZA		699-hrb	HRB TECHNOLOGY, LLC	Current	0.00	0.00	0.00	0.00	0.00	-1,165.60	-1,165.60
699	- FONDREN ROAD PLAZA		699-port	KAREN VALESKA PORTILLO	Current	-311.59	0.00	0.00	0.00	-311.59	-1,746.06	-2,057.65
699	- FONDREN ROAD PLAZA		699-tran	ALINE TRAN & AMY HOANG	Current	1,862.74	0.00	0.00	0.00	1,862.74	-1,880.05	-17.31
699	- FONDREN ROAD PLAZA		699-ph	MUY PIZZA HOUSTON, LLC	Current	2,789.56	2,789.56	0.00	0.00	0.00	-23,451.63	-20,662.07
699	- FONDREN ROAD PLAZA		699-tea2	HAPPY TEA HOUSE, LLC	Current	6,223.00	889.00	889.00	889.00	3,556.00	-2,916.67	3,306.33
699	- FONDREN ROAD PLAZA		699-matu	IVETTE MATUL	Current	0.00	0.00	0.00	0.00	0.00	-39.20	-39.20
699	- FONDREN ROAD PLAZA		699-tea1	HAPPY TEA HOUSE, LLC	Current	7,778.75	1,111.25	1,111.25	1,111.25	4,445.00	-3,645.83	4,132.92
699	- FONDREN ROAD PLAZA		699-doll	DOLLAR TREE STORES, INC.	Current	15,295.53	1,317.35	1,317.35	1,317.35	11,343.48	-11,323.67	3,971.86
699	- FONDREN ROAD PLAZA		699-fit	TITAN FITNESS TEXAS, LLC	Current	10,502.06	0.00	0.00	0.00	10,502.06	-41,753.90	-31,251.84
699	- FONDREN ROAD PLAZA		699-get	GET WIRELESS, INC.	Current	1,641.81	0.00	0.00	0.00	1,641.81	0.00	1,641.81
699	**- FONDREN ROAD PLAZA**					**54,626.04**	**10,825.10**	**3,317.60**	**3,317.60**	**37,165.74**	**-89,767.17**	**-35,141.13**
906	**- PARKWAY PLAZA I & II**											
906	- PARKWAY PLAZA I & II		906-tmob	T-MOBILE WEST CORPORATION	Current	264.75	0.00	0.00	0.00	264.75	0.00	264.75
906	- PARKWAY PLAZA I & II		906-next	NEXTEL COMMUNICATIONS	Current	0.00	0.00	0.00	0.00	0.00	-1,895.09	-1,895.09
906	- PARKWAY PLAZA I & II		906-yana	YANA HOLDINGS, LLC	Current	2,341.92	1,170.96	1,170.96	0.00	0.00	0.00	2,341.92
906	- PARKWAY PLAZA I & II		906-umer	UMER FINANCIALS, INC.	Current	0.68	0.68	0.00	0.00	0.00	0.00	0.68
906	- PARKWAY PLAZA I & II		906-care	SPEECH CARE, INC.	Current	741.64	0.00	0.00	0.00	741.64	0.00	741.64
906	- PARKWAY PLAZA I & II		906-pay	PAYDYNE, LLC	Current	16,241.67	0.00	4,895.52	4,895.52	6,450.63	0.00	16,241.67
906	- PARKWAY PLAZA I & II		906-jing	SHINEWAYTECH USA, INC.	Current	1,300.23	1,300.23	0.00	0.00	0.00	0.00	1,300.23
906	- PARKWAY PLAZA I & II		906-chas	JP MORGAN CHASE BANK	Current	0.00	0.00	0.00	0.00	0.00	-16,009.45	-16,009.45
906	- PARKWAY PLAZA I & II		906-txpr	TEXAS PRIDE LENDING, LLC	Current	131.90	41.70	0.00	0.00	90.20	0.00	131.90
906	- PARKWAY PLAZA I & II		906-natl	NATIONAL NURSING & REHAB DALLAS, LLC	Current	2,311.29	0.00	0.00	0.00	2,311.29	0.00	2,311.29
906	- PARKWAY PLAZA I & II		906-neug	NEUGENT & HELBING, INC.	Current	4,517.03	0.00	0.00	0.00	4,517.03	0.00	4,517.03
906	- PARKWAY PLAZA I & II		906-duv	DUVAL ORGANIZATION, LLC	Current	2,360.09	2,360.09	0.00	0.00	0.00	0.00	2,360.09
906	- PARKWAY PLAZA I & II		906-ccs	CROWDER CLEANING SERVICE, LLC	Current	4,363.06	241.27	241.27	241.27	3,639.25	0.00	4,363.06
906	- PARKWAY PLAZA I & II		906-tril	TRILOGY EFFECTIVE SOFTWARE SOLUTIONS, INC.	Current	231.13	231.13	0.00	0.00	0.00	0.00	231.13
906	- PARKWAY PLAZA I & II		906-gse	GS ENTERPRISES, LLC	Current	992.20	0.00	0.00	0.00	992.20	0.00	992.20
906	- PARKWAY PLAZA I & II		906-igd	I&G DESIGNS AND LOGISTICS LLC	Current	712.67	0.00	0.00	-112.79	825.46	-27.04	685.63
906	- PARKWAY PLAZA I & II		906-blin	LAVISH BLINK, LLC	Current	8,422.40	1,278.60	1,278.60	1,278.60	4,586.60	-4.06	8,418.34
906	- PARKWAY PLAZA I & II		906-colw	COLWICK TRAVEL CORPORATION	Current	1,458.00	486.00	486.00	486.00	0.00	-4,260.38	-2,802.38
906	- PARKWAY PLAZA I & II		906-staf	STAFF SOLUTIONS LLC	Current	196.28	47.34	10.26	10.26	128.42	-1,075.42	-879.14
906	- PARKWAY PLAZA I & II		906-hire	AMCAP MORTGAGE, LTD.	Current	0.00	0.00	0.00	0.00	0.00	-306.81	-306.81
906	- PARKWAY PLAZA I & II		906-oboy	O'BOYLE PROPERTIES, INC.	Current	2,989.81	0.00	0.00	0.00	2,989.81	-19.53	2,970.28
906	- PARKWAY PLAZA I & II		906-braz	BRAZOS NATIONAL BANK, NA	Current	173.91	173.91	0.00	0.00	0.00	-6,683.36	-6,509.45
906	- PARKWAY PLAZA I & II		906-ogh	OGH REAL ESTATE, LLC	Current	0.00	0.00	0.00	0.00	0.00	-4,798.50	-4,798.50
906	- PARKWAY PLAZA I & II		906-asht	SPOTIO, INC.	Current	3,822.57	87.49	87.49	87.49	3,560.10	0.00	3,822.57
906	**- PARKWAY PLAZA I & II**					**53,573.23**	**7,419.40**	**8,170.10**	**6,886.35**	**31,097.38**	**-35,079.64**	**18,493.59**
907	**- HARTMAN GULF PLAZA**											
907	- HARTMAN GULF PLAZA		907-g600	GULF INTERSTATE ENGINEERING	Current	-9,718.58	181,892.77	0.00	3,932.55	-195,543.90	0.00	-9,718.58
907	**- HARTMAN GULF PLAZA**					**-9,718.58**	**181,892.77**	**0.00**	**3,932.55**	**-195,543.90**	**0.00**	**-9,718.58**
909	**- ENERGY PLAZA I & II**											
909	- ENERGY PLAZA I & II		ep-logix	LOGIX COMMUNICATIONS	Current	0.00	0.00	0.00	0.00	0.00	-250.23	-250.23

Page 11 of 16

Aged Receivable

DB Caption: LIVE Property: spe Status: Current Age As Of: 09/26/2018 Post To: 09/2018 Summary By: Tenant

Property	Customer	Lease	Name	Status	Current Owed	0-30 Owed	31-60 Owed	61-90 Owed	Over 90 Owed	Pre-Payments	Total Owed
909 - ENERGY PLAZA I & II		ep-danfo	DANFOSS AUTOMATIC CONTROLS	Current	0.00	0.00	0.00	0.00	0.00	-1,501.42	-1,501.42
909 - ENERGY PLAZA I & II		ep-thomp	MARK THOMPSON	Current	534.74	136.37	0.00	97.99	300.38	0.00	534.74
909 - ENERGY PLAZA I & II		ep-harp	JAMES HARPER	Current	-1,706.18	482.37	-2,188.55	0.00	0.00	0.00	-1,706.18
909 - ENERGY PLAZA I & II		ep-tube	STANDARD TUBE COMPANY	Current	1.24	0.54	0.70	0.00	0.00	0.00	1.24
909 - ENERGY PLAZA I & II		ep-prode	PROTECTION DEVELOPMENT, INC.	Current	6,007.12	0.00	0.00	0.00	6,007.12	0.00	6,007.12
909 - ENERGY PLAZA I & II		ep-ward	E.J. WARD, INC.	Current	10.83	10.83	0.00	0.00	0.00	0.00	10.83
909 - ENERGY PLAZA I & II		ep-ips	INTEGRATED PRODUCTION SERVICES, INC.	Current	8,930.24	279.26	217.40	217.40	8,216.18	0.00	8,930.24
909 - ENERGY PLAZA I & II		ep-soss	LAW OFFICE OF COURTNEY C. SOSSAMAN, PLLC	Current	0.00	0.00	0.00	0.00	0.00	-3,437.23	-3,437.23
909 - ENERGY PLAZA I & II		ep-mpg	MPG PETROLEUM, INC.	Current	12,141.23	0.00	0.00	0.00	12,141.23	0.00	12,141.23
909 - ENERGY PLAZA I & II		ep-thom	THOMAS R. WARD	Current	0.00	0.00	0.00	0.00	0.00	-0.03	-0.03
909 - ENERGY PLAZA I & II		ep-nalco	NALCO COMPANY	Current	5,226.39	0.00	0.00	0.00	5,226.39	-41.64	5,184.75
909 - ENERGY PLAZA I & II		ep-city	CITY ORIENTE, INC.	Current	7,346.17	7,346.17	0.00	0.00	0.00	0.00	7,346.17
909 - ENERGY PLAZA I & II		ep-mrs	MRS RTS INC.	Current	0.00	0.00	0.00	0.00	0.00	-0.09	-0.09
909 - ENERGY PLAZA I & II		ep-sapci	SAN ANTONIO PETROLEUM CLUB, INC.	Current	18,085.38	0.00	15.00	0.00	18,070.38	0.00	18,085.38
909 - ENERGY PLAZA I & II		ep-mccal	MCCALL & ASSOCIATES - AIA ARCHITECTS	Current	706.87	0.00	0.00	0.00	706.87	-1,518.45	-811.58
909 - ENERGY PLAZA I & II		ep-ageis	AGEISS, INC.	Current	0.00	0.00	0.00	0.00	0.00	-8,499.43	-8,499.43
909 - ENERGY PLAZA I & II		ep-stalw	BARBARA HARDIN	Current	0.32	0.08	0.08	0.08	0.08	-19.68	-19.36
909 - ENERGY PLAZA I & II		ep-vanop	VANTAGE OPERATING, LLC	Current	8.08	8.08	0.00	0.00	0.00	0.00	8.08
909 - ENERGY PLAZA I & II		ep-hous	HOUSING & COMMUNITY SERVICES, INC.	Current	198.99	198.99	0.00	0.00	0.00	0.00	198.99
909 - ENERGY PLAZA I & II		ep-fost	FOSTER CM GROUP, INC., a Texas Corporation	Current	65.00	65.00	0.00	0.00	0.00	0.00	65.00
909 - ENERGY PLAZA I & II		ep-halli	HALLIBURTON ENERGY SERVICES, INC.	Current	0.00	0.00	0.00	0.00	0.00	-114.80	-114.80
909 - ENERGY PLAZA I & II		ep-jdrf	JDRF INTERNATIONAL	Current	10.83	10.83	0.00	0.00	0.00	-11,362.16	-11,351.33
909 - ENERGY PLAZA I & II		ep-noble	NOBLE F. LISENBEE	Current	0.00	0.00	0.00	0.00	0.00	-1,605.00	-1,605.00
909 - ENERGY PLAZA I & II		ep-valor	VALOR EXPLORATION, LLC	Current	1,707.51	0.00	0.00	0.00	1,707.51	0.00	1,707.51
909 - ENERGY PLAZA I & II		ep-holli	J. CHARLES HOLLIMON, LTD.	Current	208,752.04	5,241.99	5,241.99	5,241.99	193,026.07	0.00	208,752.04
909 - ENERGY PLAZA I & II					**268,026.80**	**13,780.51**	**3,286.62**	**5,557.46**	**245,402.21**	**-28,350.16**	**239,676.64**
910 - TIMBERCREEK ATRIUM											
910 - TIMBERCREEK ATRIUM		tc-carol	CAROLYN WALDREP	Current	0.00	0.00	0.00	0.00	0.00	-1,766.67	-1,766.67
910 - TIMBERCREEK ATRIUM		tc-h2o	H2O CONSULTING, INC.	Current	80.00	80.00	0.00	0.00	0.00	0.00	80.00
910 - TIMBERCREEK ATRIUM		tc-hchd	HARRIS COUNTY HOSPITAL DISTRICT	Current	3,812.06	0.00	0.00	0.00	3,812.06	-0.12	3,811.94
910 - TIMBERCREEK ATRIUM		tc-rest	JOHANN RESTITUYO	Current	-1,034.47	-1,034.47	0.00	0.00	0.00	0.00	-1,034.47
910 - TIMBERCREEK ATRIUM		tc-pmdg	PEDRO MCCRACKEN DESIGN GROUP	Current	3,117.68	2,254.56	63.34	63.34	736.44	0.00	3,117.68
910 - TIMBERCREEK ATRIUM		tc-pauli	PAULISHA A. AUGILLARD	Current	0.00	0.00	0.00	0.00	0.00	-300.00	-300.00
910 - TIMBERCREEK ATRIUM		tc-prp	P&R PLUMBING, INC.	Current	3,824.38	1,887.38	1,887.38	1,937.38	-1,887.76	0.00	3,824.38
910 - TIMBERCREEK ATRIUM		tc-green	GREEN-DORSEY ENTERPRISES, LLC	Current	1,133.14	981.56	151.58	0.00	0.00	0.00	1,133.14
910 - TIMBERCREEK ATRIUM		tc-jove	MARY JOVE	Current	0.00	0.00	0.00	0.00	0.00	-300.00	-300.00
910 - TIMBERCREEK ATRIUM		tc-fadi	FADI MANAGEMENT INC., a Texas Corporation	Current	470.41	73.49	73.49	73.49	249.94	0.00	470.41
910 - TIMBERCREEK ATRIUM		tc-home	DUNAMIS HOME CARE, LLC	Current	0.00	0.00	0.00	0.00	0.00	-20.61	-20.61
910 - TIMBERCREEK ATRIUM		tc-padge	PADGETT BUSINESS SERVICES, LLC	Current	0.00	0.00	0.00	0.00	0.00	-982.67	-982.67
910 - TIMBERCREEK ATRIUM					**11,403.20**	**4,242.52**	**2,175.79**	**2,074.21**	**2,910.68**	**-3,370.07**	**8,033.13**
911 - COPPERFIELD											
911 - COPPERFIELD		cf-chase	JP MORGAN CHASE BANK	Current	1,076.28	476.28	600.00	0.00	0.00	-18,778.41	-17,702.13
911 - COPPERFIELD		cf-assoc	ASSOCIATION & COMMUNITY MANAGING PROFESSIONALS, INC.	Current	0.10	0.00	0.00	0.10	0.00	0.00	0.10
911 - COPPERFIELD		cf-presc	MICHAEL PRESCOTT TAX SERVICE, LLC	Current	10,764.08	1,345.51	1,345.51	1,345.51	6,727.55	0.00	10,764.08
911 - COPPERFIELD					**11,840.46**	**1,821.79**	**1,945.51**	**1,345.61**	**6,727.55**	**-18,778.41**	**-6,937.95**
912 - 400 N. BELT											
912 - 400 N. BELT		nb-amegy	AMEGY BANK OF TEXAS	Current	-3,314.93	0.00	-1,347.04	0.00	-1,967.89	-50,763.91	-54,078.84

Page 12 of 16

Aged Receivable

DB Caption: LIVE Property: spe Status: Current Age As Of: 09/26/2018 Post To: 09/2018 Summary By: Tenant

Property		Customer	Lease	Name	Status	Current Owed	0-30 Owed	31-60 Owed	61-90 Owed	Over 90 Owed	Pre-Payments	Total Owed
912	- 400 N. BELT		nb-bradf	BRADFORD HOLDING COMPANY, INC.	Current	0.00	0.00	0.00	0.00	0.00	-9,244.33	-9,244.33
912	- 400 N. BELT		nb-lone	LONESTAR DEEPWATER, LLC	Current	12.99	0.00	12.99	0.00	0.00	-4,638.86	-4,625.87
912	- 400 N. BELT		nb-barr	BARRILLEAUX INC.	Current	2,681.00	0.00	2,681.00	0.00	0.00	0.00	2,681.00
912	- 400 N. BELT		nb-sso	SOUTHERN STATES OFFSHORE, INC.	Current	36.15	36.15	0.00	0.00	0.00	0.00	36.15
912	- 400 N. BELT		nb-csl	CS LEASING INC.	Current	12.99	12.99	0.00	0.00	0.00	0.00	12.99
912	- 400 N. BELT		nb-defen	DEFENDERS, INC.	Current	74.40	74.40	0.00	0.00	0.00	0.00	74.40
912	- 400 N. BELT		nb-siana	SIANA OIL & GAS CO., LLC	Current	12.99	12.99	0.00	0.00	0.00	0.00	12.99
912	- 400 N. BELT		nb-txsa	TEXAS SERENITY ACADEMY INC.	Current	120.00	0.00	0.00	0.00	120.00	-7,024.00	-6,904.00
912	- 400 N. BELT		nb-galt	GALTWAY MARKETING, LLC	Current	202.21	23.81	172.99	0.00	5.41	-4,586.46	-4,384.25
912	- 400 N. BELT		nb-ecfmg	EDUCATIONAL COMMISSION FOR FOREIGN MEDICAL GRADUATES	Current	1,992.34	0.00	0.00	0.00	1,992.34	-37,697.32	-35,704.98
912	- 400 N. BELT		nb-carne	CARNEGIE STRATEGIC DESIGN ENGINEERS, LLC	Current	17,890.04	0.00	0.00	0.00	17,890.04	0.00	17,890.04
912	- 400 N. BELT		nb-ultra	ULTRA RESOURCES, INC.	Current	23,648.81	0.00	0.00	0.00	23,648.81	-0.03	23,648.78
912	- 400 N. BELT		nb-metro	ABOVENET COMMUNICATIONS, INC.	Current	0.00	0.00	0.00	0.00	0.00	-786.57	-786.57
912	**- 400 N. BELT**					**43,368.99**	**160.34**	**1,519.94**	**0.00**	**41,688.71**	**-114,741.48**	**-71,372.49**
913	**- COMMERCE PLAZA HILLCREST**											
913	- COMMERCE PLAZA HILLCREST		cph-afs	ANTHEM FAMILY STRONG	Current	59.52	9.92	9.92	9.92	29.76	0.00	59.52
913	- COMMERCE PLAZA HILLCREST		cph-heal	HEALTH PLAN RESOURCES, LLC	Current	48.71	48.71	0.00	0.00	0.00	0.00	48.71
913	- COMMERCE PLAZA HILLCREST		cph-broc	MICHAEL BROCK, LPC	Current	0.00	0.00	0.00	0.00	0.00	-604.02	-604.02
913	- COMMERCE PLAZA HILLCREST		cph-rob	ROBERT ANSIAUX	Current	389.13	389.13	0.00	0.00	0.00	0.00	389.13
913	- COMMERCE PLAZA HILLCREST		cph-aha	ADOLESCENT HEALTH ASSOCIATES	Current	708.50	44.85	106.03	106.03	451.59	0.00	708.50
913	- COMMERCE PLAZA HILLCREST		cph-will	DR. LARRY D. WILLIAMS	Current	1.00	0.00	1.00	0.00	0.00	0.00	1.00
913	- COMMERCE PLAZA HILLCREST		cph-tru	GERALD J. ERBACK	Current	-82.35	0.00	-82.35	0.00	0.00	0.00	-82.35
913	- COMMERCE PLAZA HILLCREST		cph-meb	MARY ELLEN BLUNTZER	Current	448.72	0.00	0.00	0.00	448.72	-3,195.48	-2,746.76
913	- COMMERCE PLAZA HILLCREST		cph-tum	TUMINELLO-BROWNING, LLC	Current	1,988.15	0.00	0.00	0.00	1,988.15	-0.84	1,987.31
913	- COMMERCE PLAZA HILLCREST		cph-life	LIFEPOINTE HOSPICE DALLAS METROPLEX, LLC	Current	48.17	48.17	0.00	0.00	0.00	0.00	48.17
913	- COMMERCE PLAZA HILLCREST		cph-its	INTERNATIONAL TRAVEL SOLUTIONS LLC	Current	0.00	0.00	0.00	0.00	0.00	-1,022.04	-1,022.04
913	- COMMERCE PLAZA HILLCREST		cph-care	CARE CLUB, LLC	Current	1,390.70	1,390.70	0.00	0.00	0.00	0.00	1,390.70
913	- COMMERCE PLAZA HILLCREST		cph-dent	DENTAL SURGICAL SOLUTIONS, LLC	Current	-288.17	0.00	0.00	0.00	-288.17	0.00	-288.17
913	- COMMERCE PLAZA HILLCREST		cph-aln	AL NAZEMPOOR	Current	352.80	0.00	0.00	0.00	352.80	0.00	352.80
913	- COMMERCE PLAZA HILLCREST		cph-pott	SANDY POTTER, LCSW and STEVE WOODWARD	Current	0.00	0.00	0.00	0.00	0.00	-45.20	-45.20
913	- COMMERCE PLAZA HILLCREST		cph-wl	MARTHA WILLIAMS, Ed.D.	Current	2.90	1.45	1.45	0.00	0.00	0.00	2.90
913	- COMMERCE PLAZA HILLCREST		cph-wbj	WILLIAM BRUCE JONES	Current	0.00	0.00	0.00	0.00	0.00	-132.46	-132.46
913	- COMMERCE PLAZA HILLCREST		cph-phip	KELLY D. PHIPPS	Current	-132.91	-132.91	0.00	0.00	0.00	0.00	-132.91
913	- COMMERCE PLAZA HILLCREST		cph-bill	BILLY GRAMMER, LPC/LMFT/CST	Current	-189.68	0.00	0.00	0.00	-189.68	-322.74	-512.42
913	- COMMERCE PLAZA HILLCREST		cph-kenn	KENNEDY WILSON - AUSTIN, INC.	Current	8,755.97	147.37	117.37	117.37	8,373.86	0.00	8,755.97
913	- COMMERCE PLAZA HILLCREST		cph-karl	KARLA BOSCO SMITH	Current	0.00	0.00	0.00	0.00	0.00	-1,275.75	-1,275.75
913	- COMMERCE PLAZA HILLCREST		cph-jen	JENNY ANDRADE	Current	98.20	24.55	24.55	24.55	24.55	0.00	98.20
913	- COMMERCE PLAZA HILLCREST		cph-gil	GILBERT COMMERCIAL LP	Current	172.14	801.33	0.00	-629.19	0.00	-50.08	122.06
913	- COMMERCE PLAZA HILLCREST		cph-fam	POSITIVE FAMILY INTERVENTIONS, LLC	Current	14.16	14.16	0.00	0.00	0.00	0.00	14.16
913	- COMMERCE PLAZA HILLCREST		cph-jk	JOHNSON and KILLOUGH	Current	195.04	0.00	0.00	0.00	195.04	0.00	195.04
913	- COMMERCE PLAZA HILLCREST		cph-rdl	NINA DELEE	Current	-0.48	0.00	0.00	0.00	-0.48	-38.39	-38.87
913	- COMMERCE PLAZA HILLCREST		cph-sieg	JEFFERY C. SIEGEL PhD	Current	81.19	81.19	0.00	0.00	0.00	0.00	81.19
913	- COMMERCE PLAZA HILLCREST		cph-loka	LOKAHI LIFE CENTER, PLLC	Current	0.00	-126.74	0.00	0.00	126.74	-805.61	-805.61
913	- COMMERCE PLAZA HILLCREST		cph-prim	SIGNATURE IMAGING PARTNERS, LLC	Current	3,821.82	3,821.82	0.00	0.00	0.00	-5,833.33	-2,011.51
913	- COMMERCE PLAZA HILLCREST		cph-mm	MARTHA MARIN	Current	539.28	11.47	11.47	11.47	504.87	0.00	539.28
913	- COMMERCE PLAZA HILLCREST		cph-hol	CENTER FOR HOLISTIC HEALING	Current	0.00	0.00	0.00	0.00	0.00	-269.72	-269.72
913	- COMMERCE PLAZA HILLCREST		cph-css	CENTER FOR SOCIAL SUCCESS, P.C.	Current	-3.26	0.00	0.00	0.00	-3.26	0.00	-3.26
913	- COMMERCE PLAZA HILLCREST		cph-mhm	MICHELLE HILL MURRAY, LLC	Current	288.00	48.00	48.00	48.00	144.00	0.00	288.00
913	- COMMERCE PLAZA HILLCREST		cph-focu	THOUGHTFOCUS, INC.	Current	25.00	25.00	0.00	0.00	0.00	0.00	25.00

Page 13 of 16

Aged Receivable

DB Caption: LIVE Property: spe Status: Current Age As Of: 09/26/2018 Post To: 09/2018 Summary By: Tenant

Property		Customer	Lease	Name	Status	Current Owed	0-30 Owed	31-60 Owed	61-90 Owed	Over 90 Owed	Pre-Payments	Total Owed
913	- COMMERCE PLAZA HILLCREST		cph-tot	TOTAL CARE ORTHOTICS and PROSTHETICS	Current	2,066.81	0.00	2,066.81	0.00	0.00	0.00	2,066.81
913	- COMMERCE PLAZA HILLCREST		cph-apr	APRMTX LLC	Current	134.37	0.00	0.00	0.00	134.37	0.00	134.37
913	**- COMMERCE PLAZA HILLCREST**					**20,933.43**	**6,648.17**	**2,304.25**	**-311.85**	**12,292.86**	**-13,595.66**	**7,337.77**
914	**- SKYMARK TOWER**											
914	- SKYMARK TOWER		sky-bkn2	BLACK KNIGHT NATIONAL FLOOD, LLC	Current	909.54	0.00	0.00	0.00	909.54	-11,968.17	-11,058.63
914	- SKYMARK TOWER		sky-bknf	BLACK KNIGHT NATIONAL FLOOD, LLC	Current	321.12	0.00	0.00	0.00	321.12	0.00	321.12
914	- SKYMARK TOWER		sky-edj	EDWARD D JONES & CO, LP	Current	1,808.40	14.85	14.85	14.85	1,763.85	0.00	1,808.40
914	- SKYMARK TOWER		sky-lynn	LYNN SCHOENTHAL	Current	1,703.93	40.72	40.72	40.72	1,581.77	0.00	1,703.93
914	- SKYMARK TOWER		sky-ray2	RAYMOND WRIGHT	Current	2,614.38	871.46	871.46	871.46	0.00	0.00	2,614.38
914	- SKYMARK TOWER		sky-ray	RAYMOND WRIGHT	Current	4,237.97	643.60	643.60	643.60	2,307.17	0.00	4,237.97
914	- SKYMARK TOWER		sky-lone	LONE STAR GRAPHIC SUPPLY, LLC	Current	572.41	557.05	0.00	0.00	15.36	0.00	572.41
914	- SKYMARK TOWER		sky-guil	GUILD MORTGAGE COMPANY	Current	0.00	0.00	0.00	0.00	0.00	-1,375.00	-1,375.00
914	- SKYMARK TOWER		sky-eco	ECOTOMIC GROUP	Current	505.80	505.80	0.00	0.00	0.00	0.00	505.80
914	- SKYMARK TOWER		sky-scis	SCIS AIR SECURITY CORPORATION	Current	15,739.90	11,546.44	3,067.98	1,125.48	0.00	0.00	15,739.90
914	- SKYMARK TOWER		sky-parr	PARRY AMERICA, INC.	Current	3,622.22	1,833.67	1,788.55	0.00	0.00	0.00	3,622.22
914	- SKYMARK TOWER		sky-aqua	AQUATICS, INC.	Current	384.89	0.00	0.00	0.00	384.89	0.00	384.89
914	- SKYMARK TOWER		sky-jeff	JEFFERSON B. MCLEAN and CATHLEEN h. MCLEAN	Current	2,155.66	2,155.66	0.00	0.00	0.00	0.00	2,155.66
914	- SKYMARK TOWER		sky-ted	TED MACHI	Current	7,220.65	7,220.65	0.00	0.00	0.00	0.00	7,220.65
914	- SKYMARK TOWER		sky-2mrs	2M RESEARCH SERVICES, LLC	Current	59,565.21	20,533.76	0.00	20,533.76	18,497.69	0.00	59,565.21
914	- SKYMARK TOWER		sky-cass	CUSHMAN & WAKEFIELD	Current	-323.08	0.00	0.00	0.00	-323.08	-6.10	-329.18
914	- SKYMARK TOWER		sky-heal	HEALTHWAYS INC.	Current	41,861.50	5,156.63	5,156.63	5,156.63	26,391.61	0.00	41,861.50
914	- SKYMARK TOWER		sky-duff	LAW OFFICE OF LAUREN GAYDOS DUFFER, P.C.	Current	0.00	0.00	0.00	0.00	0.00	-283.24	-283.24
914	- SKYMARK TOWER		sky-mary	MARY M. PANZU	Current	2,551.46	2,551.46	0.00	0.00	0.00	-2,551.46	0.00
914	- SKYMARK TOWER		pkg-wils	BROOKE WILSON	Current	75.78	37.89	37.89	0.00	0.00	0.00	75.78
914	- SKYMARK TOWER		pkg-ch	COURTNEY HARBAUGH	Current	37.89	37.89	0.00	0.00	0.00	0.00	37.89
914	**- SKYMARK TOWER**					**145,565.63**	**53,707.53**	**11,621.68**	**28,386.50**	**51,849.92**	**-16,183.97**	**129,381.66**
915	**- CORPORATE PARK PLACE**											
915	- CORPORATE PARK PLACE		pkg-dl	DAVID LANE	Current	37.89	37.89	0.00	0.00	0.00	0.00	37.89
915	- CORPORATE PARK PLACE		cpp-upco	TIRUVEN INC.	Current	119.08	119.08	0.00	0.00	0.00	0.00	119.08
915	- CORPORATE PARK PLACE		cpp-bee	BEETATEK, INC.	Current	1,521.71	1,440.57	40.57	40.57	0.00	0.00	1,521.71
915	- CORPORATE PARK PLACE		cpp-hapa	HAPAG-LLOYD (AMERICA), INC.	Current	0.00	0.00	0.00	0.00	0.00	-2,179.15	-2,179.15
915	- CORPORATE PARK PLACE		cpp-reso	RESOLVITY, INC.	Current	0.00	0.00	0.00	0.00	0.00	-681.94	-681.94
915	- CORPORATE PARK PLACE		cpp-digi	DIGITAL PROMOTIONS, LLC	Current	5,708.75	2,732.97	2,732.97	0.00	242.81	0.00	5,708.75
915	- CORPORATE PARK PLACE		cpp-xpru	VALOUR USA INC.	Current	2,085.57	2,085.57	0.00	0.00	0.00	0.00	2,085.57
915	- CORPORATE PARK PLACE		cpp-lead	U.S. LEADERSHIP INC.	Current	220.00	220.00	0.00	0.00	0.00	0.00	220.00
915	- CORPORATE PARK PLACE		cpp-reg	CONTRACTORS REGISTER	Current	0.00	0.00	0.00	0.00	0.00	-3,278.70	-3,278.70
915	- CORPORATE PARK PLACE		cpp-appl	APPLE ONE	Current	55.00	55.00	0.00	0.00	0.00	0.00	55.00
915	- CORPORATE PARK PLACE		cpp-info	TECH THEME SOLUTIONS, INC.	Current	1,715.82	1,715.82	0.00	0.00	0.00	0.00	1,715.82
915	- CORPORATE PARK PLACE		cpp-elli	ELLIS MANAGEMENT SERVICES, INC.	Current	286.23	95.41	190.82	0.00	0.00	0.00	286.23
915	- CORPORATE PARK PLACE		cpp-bake	BAKER HUGHES OILFIELD OPERATIONS	Current	65.00	65.00	0.00	0.00	0.00	0.00	65.00
915	- CORPORATE PARK PLACE		cpp-watt	SMARTWATT ENERGY, INC.	Current	465.64	465.64	0.00	0.00	0.00	-5,190.20	-4,724.56
915	- CORPORATE PARK PLACE		cpp-staf	STAFFMARK HOLDINGS, INC.	Current	-7,818.33	-7,818.33	0.00	0.00	0.00	0.00	-7,818.33
915	- CORPORATE PARK PLACE		cpp-bmr	VIVA HOME HEALTH SERVICES, LLC	Current	0.00	0.00	0.00	0.00	0.00	-300.00	-300.00
915	- CORPORATE PARK PLACE		cpp-new	NEW VOICEMEDIA US, INC.	Current	15,927.44	7,067.44	7,067.44	597.52	1,195.04	0.00	15,927.44
915	**- CORPORATE PARK PLACE**					**20,389.80**	**8,282.06**	**10,031.80**	**638.09**	**1,437.85**	**-11,629.99**	**8,759.81**
916	**- ASHFORD CROSSING II**											
916	- ASHFORD CROSSING II		ash-home	HOUSTON CENTER OF HOMEOPATHY, INC.	Current	0.00	0.00	0.00	0.00	0.00	-2,107.88	-2,107.88

Page 14 of 16

Aged Receivable

DB Caption: LIVE Property: spe Status: Current Age As Of: 09/26/2018 Post To: 09/2018 Summary By: Tenant

Property	Customer	Lease	Name	Status	Current Owed	0-30 Owed	31-60 Owed	61-90 Owed	Over 90 Owed	Pre-Payments	Total Owed
916 - ASHFORD CROSSING II		ash-japa	JAPANESE EDUCATIONAL INSTITUTE HOUSTON	Current	0.00	0.00	0.00	0.00	0.00	-11,206.67	-11,206.67
916 - ASHFORD CROSSING II		ash-mwl	DAVID N. WRIGHT AND ASSOCIATES, LLC	Current	1,225.00	105.00	0.00	1,120.00	0.00	-206.77	1,018.23
916 - ASHFORD CROSSING II		ash-terr	TERRA FERMA MORTGAGE INC.	Current	2,518.12	0.00	0.00	0.00	2,518.12	0.00	2,518.12
916 - ASHFORD CROSSING II		ash-gene	GENESYS WORKS HOUSTON	Current	150.00	150.00	0.00	0.00	0.00	0.00	150.00
916 - ASHFORD CROSSING II		ash-darb	DARBY CONSULTING, LLC	Current	0.00	0.00	0.00	0.00	0.00	-2,287.81	-2,287.81
916 - ASHFORD CROSSING II		ash-beat	BEATTY CPA, LLC	Current	0.00	0.00	0.00	0.00	0.00	-3,515.66	-3,515.66
916 - ASHFORD CROSSING II		ash-tara	TARA M. RACER	Current	1,447.17	1,447.17	0.00	0.00	0.00	0.00	1,447.17
916 - ASHFORD CROSSING II		ash-alix	ALIX ANDREA MOORE	Current	4,604.50	1,100.75	1,350.75	1,071.00	1,082.00	0.00	4,604.50
916 - ASHFORD CROSSING II		ash-cne	CNE HOME HEALTH SERVICES, INC.	Current	0.00	0.00	0.00	0.00	0.00	-4,087.08	-4,087.08
916 - ASHFORD CROSSING II		ash-cing	CINGULAR	Current	9,111.06	1,083.30	1,083.30	1,083.30	5,861.16	0.00	9,111.06
916 - ASHFORD CROSSING II		ash-aest	AESTHETIC LINE BY IC, LLC	Current	0.00	0.00	0.00	0.00	0.00	-1,218.00	-1,218.00
916 - ASHFORD CROSSING II		ash-xtra	XTRAC RESTORATION LLC	Current	0.10	0.00	0.00	0.00	0.10	0.00	0.10
916 - ASHFORD CROSSING II		ash-spri	SPRINTCOM, INC.	Current	323.75	0.00	0.00	0.00	323.75	0.00	323.75
916 - ASHFORD CROSSING II		ash-coll	COLLATERAL SPECIALISTS	Current	143.75	0.00	143.75	0.00	0.00	-108.24	35.51
916 - ASHFORD CROSSING II		ash-clea	CLEAR WIRELESS LLC	Current	2,640.80	0.00	0.00	0.00	2,640.80	-327.57	2,313.23
916 - ASHFORD CROSSING II					**22,164.25**	**3,886.22**	**2,577.80**	**3,274.30**	**12,425.93**	**-25,065.68**	**-2,901.43**
917 - ONE TECHNOLOGY CENTER											
917 - ONE TECHNOLOGY CENTER		otc-gsa	GSA - Veterans Administration	Current	308.00	0.00	0.00	213.00	95.00	-16,551.42	-16,243.42
917 - ONE TECHNOLOGY CENTER		otc-gsa2	GSA-VETERANS ADMINISTRATION	Current	0.00	0.00	0.00	0.00	0.00	-5,425.76	-5,425.76
917 - ONE TECHNOLOGY CENTER		otc-gsa3	GSA-VETERANS ADMINISTRATION	Current	0.00	0.00	0.00	0.00	0.00	-6,479.18	-6,479.18
917 - ONE TECHNOLOGY CENTER		otc-gsa4	GSA-VETERANS ADMINISTRATION	Current	14,265.11	0.00	75.00	0.00	14,190.11	-53,625.00	-39,359.89
917 - ONE TECHNOLOGY CENTER		otc-gale	GALEN COLLEGE OF NURSING	Current	22,390.98	138.37	22,148.34	0.00	104.27	0.00	22,390.98
917 - ONE TECHNOLOGY CENTER		otc-gsa5	GSA-VETERANS ADMINISTRATION	Current	7.50	0.00	0.00	7.50	0.00	-11,763.90	-11,756.40
917 - ONE TECHNOLOGY CENTER		otc-gsa6	GSA-VETERANS ADMINISTRATION	Current	177.50	0.00	0.00	170.00	7.50	-65,398.22	-65,220.72
917 - ONE TECHNOLOGY CENTER		otc-gal4	GALEN COLLEGE OF NURSING	Current	72,320.56	0.00	0.00	0.00	72,320.56	0.00	72,320.56
917 - ONE TECHNOLOGY CENTER		otc-gsa7	GSA-VETERANS ADMINISTRATION	Current	20.00	0.00	0.00	20.00	0.00	-122,415.80	-122,395.80
917 - ONE TECHNOLOGY CENTER		otc-gal3	GALEN COLLEGE OF NURSING	Current	9,031.14	52.87	8,922.45	0.00	55.82	0.00	9,031.14
917 - ONE TECHNOLOGY CENTER		otc-plc	PROGRESSIVE CASUALTY INSURANCE COMPANY	Current	1,753.66	0.00	0.00	0.00	1,753.66	0.00	1,753.66
917 - ONE TECHNOLOGY CENTER		otc-plc2	PROGRESSIVE CASUALTY INSURANCE COMPANY	Current	1,548.21	0.00	-1.80	0.00	1,550.01	-0.90	1,547.31
917 - ONE TECHNOLOGY CENTER		otc-bor3	BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM	Current	18,986.72	1,173.68	1,173.68	1,173.68	15,465.68	0.00	18,986.72
917 - ONE TECHNOLOGY CENTER		otc-bor4	BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM	Current	0.00	0.00	0.00	0.00	0.00	-30,529.32	-30,529.32
917 - ONE TECHNOLOGY CENTER		otc-att	AT&T MOBILITY TEXAS, LLC	Current	10,978.43	1,208.22	301.44	1,193.41	8,275.36	0.00	10,978.43
917 - ONE TECHNOLOGY CENTER		otc-bsg	BILLING SERVICES GROUP NORTH AMERICA, INC.	Current	689.08	689.08	0.00	0.00	0.00	-589.28	99.80
917 - ONE TECHNOLOGY CENTER		otc-bms	BM SERVICE CORPORATION	Current	639.82	0.00	0.00	0.00	639.82	0.00	639.82
917 - ONE TECHNOLOGY CENTER		otc-ssrc	SPRINT SPECTRUM REALTY COMPANY, LP	Current	8,776.23	409.82	50.76	385.74	7,929.91	0.00	8,776.23
917 - ONE TECHNOLOGY CENTER		otc-clea	CLEAR WIRELESS, LLC	Current	6,284.62	1.39	7.42	425.63	5,850.18	-48.04	6,236.58
917 - ONE TECHNOLOGY CENTER		otc-vive	VIVINT WIRELESS	Current	1,444.33	82.53	82.53	82.53	1,196.74	0.00	1,444.33
917 - ONE TECHNOLOGY CENTER		otc-wind	WINDSTREAM SERVICES, LLC	Current	504.00	0.00	0.00	0.00	504.00	0.00	504.00
917 - ONE TECHNOLOGY CENTER					**170,125.89**	**3,755.96**	**32,759.82**	**3,671.49**	**129,938.62**	**-312,826.82**	**-142,700.93**
918 - WESTWAY ONE											
918 - WESTWAY ONE		ww-lena3	LENNAR HOMES OF TEXAS	Current	0.00	0.00	0.00	0.00	0.00	-817.80	-817.80
918 - WESTWAY ONE		ww-cec	CEC ENTERTAINMENT, INC.	Current	100,521.41	8,792.93	0.00	7,594.82	84,133.66	0.00	100,521.41
918 - WESTWAY ONE		ww-caden	CADENT MEDICAL COMMUNICATIONS, LLC	Current	56,042.91	45,439.90	0.00	0.00	10,603.01	0.00	56,042.91
918 - WESTWAY ONE		ww-level	LEVEL 3 COMMUNICATIONS, LLC	Current	38.17	6.36	6.36	6.36	19.09	0.00	38.17
918 - WESTWAY ONE					**156,602.49**	**54,239.19**	**6.36**	**7,601.18**	**94,755.76**	**-817.80**	**155,784.69**
920 - THREE FOREST PLAZA											
920 - THREE FOREST PLAZA		tfp-nocc	NATIONAL OVARIAN CANCER COALITION, INC.	Current	0.00	0.00	0.00	0.00	0.00	-6,102.44	-6,102.44

Page 15 of 16

Aged Receivable

DB Caption: LIVE Property: spe Status: Current Age As Of: 09/26/2018 Post To: 09/2018 Summary By: Tenant

Property	Customer	Lease	Name	Status	Current Owed	0-30 Owed	31-60 Owed	61-90 Owed	Over 90 Owed	Pre-Payments	Total Owed
920 - THREE FOREST PLAZA		tfp-azad	NELOFER AZAD, M.D., PA	Current	0.00	0.00	0.00	0.00	0.00	-2,572.95	-2,572.95
920 - THREE FOREST PLAZA		tfp-crow	ROBERTS & CROW INC.	Current	0.00	0.00	0.00	0.00	0.00	-495.97	-495.97
920 - THREE FOREST PLAZA		tfp-meri	MERIT DENTAL / DAVID W. HUGHES	Current	17,698.72	0.00	969.00	0.00	16,729.72	0.00	17,698.72
920 - THREE FOREST PLAZA		tfp-uso	US ONCOLOGY, INC.	Current	10,716.22	0.00	215.50	255.90	10,244.82	-8,963.57	1,752.65
920 - THREE FOREST PLAZA		tfp-stri	STRIVANT OPERATING, LLC	Current	12,949.00	12,949.00	0.00	0.00	0.00	0.00	12,949.00
920 - THREE FOREST PLAZA		tfp-ange	ANGELS OF BLUE PROTECTIVE SERVICES, PLLC	Current	0.00	0.00	0.00	0.00	0.00	-48.99	-48.99
920 - THREE FOREST PLAZA		tfp-care	CAREY ASSET MANAGEMENT CORP.	Current	3,317.38	0.00	0.00	0.00	3,317.38	0.00	3,317.38
920 - THREE FOREST PLAZA		tfp-ris	ROOFING & INSULATION SUPPLY, INC.	Current	3,692.57	0.00	0.00	0.00	3,692.57	-758.38	2,934.19
920 - THREE FOREST PLAZA		tfp-wea2	WEAVER & TIDWELL	Current	35,621.94	0.00	0.00	0.00	35,621.94	0.00	35,621.94
920 - THREE FOREST PLAZA		tfp-weav	WEAVER & TIDWELL	Current	88,399.25	2,344.00	0.00	0.00	86,055.25	-1,044.47	87,354.78
920 - THREE FOREST PLAZA		tfp-cit	CIT BANK, N.A.	Current	0.00	0.00	0.00	0.00	0.00	-14,712.04	-14,712.04
920 - THREE FOREST PLAZA		tfp-att	NEW CINGULAR WIRELESS PCS, LLC	Current	3,852.68	0.00	0.00	678.81	3,173.87	0.00	3,852.68
920 - THREE FOREST PLAZA		tfp-time	TIME WARNER CABLE	Current	2,000.00	200.00	200.00	200.00	1,400.00	0.00	2,000.00
920 - THREE FOREST PLAZA		tfp-coge	COGENT COMMUNICATIONS	Current	1,000.00	0.00	0.00	0.00	1,000.00	0.00	1,000.00
920 - THREE FOREST PLAZA					**179,247.76**	**15,493.00**	**1,384.50**	**1,134.71**	**161,235.55**	**-34,698.81**	**144,548.95**
Grand Total					**3,460,221.40**	**727,908.67**	**291,092.85**	**229,876.79**	**2,211,343.09**	**-1,187,094.89**	**2,273,126.51**

UserId : loufox Date : 9/26/2018 Time : 5:12 PM

Page 16 of 16

Schedule C Deferred Maintenance Conditions NEWYORK:853407.8[AM_ACTIVE 400655008_12]>

Schedule C
Deferred Maintenance Conditions

					Property Statistics			Deferred Maintenance					
Property Number	Property Name	Address	City	State	Number of Units	Gross Square Footage	Year Built	Immediate Repair Costs	Immediate Repairs	Immediate Repair Costs	Reserve Waived	Net Immediate Repair Costs	110% of Immediate Repair Costs
1	Quitman Warehouse	2300 Quitman Road	Houston	TX	53	736,957	1920	$22,250	Repair exterior stairs - $12,500	$12,500.00	$0.00	$12,500.00	$13,750.00
									Structural inspection $6,000	$6,000.00	$0.00	$6,000.00	$6,600.00
									Structural repairs - TBD		$0.00	$0.00	$0.00
									Repair roof leaks - $3,000	$3,000.00	$3,000.00	$0.00	$0.00
									ADA - $250	$250.00	$250.00	$0.00	$0.00
									Mold remediation - $500	$500.00	$500.00	$0.00	$0.00
2	One Mason Plaza	811, 829 & 873 South M	Katy	TX	29	75,183	1983	$28,350	Repair concrete - $24,000	$24,000.00	$0.00	$24,000.00	$26,400.00
									Replace fencing - $500	$500.00	$500.00	$0.00	$0.00
									Repair sidewalks - $500	$500.00	$500.00	$0.00	$0.00
									Transformer repair - $500	$500.00	$500.00	$0.00	$0.00
									Window replacement - $550	$550.00	$550.00	$0.00	$0.00
									Repair façade - $1000	$1,000.00	$1,000.00	$0.00	$0.00
									Repair roof tiles - $1000	$1,000.00	$1,000.00	$0.00	$0.00
									ADA - $300	$300.00	$300.00	$0.00	$0.00
3	Tower Pavilion	2909 Hillcroft	Houston	TX	50	87,589	1981	$11,500	Repair concrete - $500	$500.00	$500.00	$0.00	$0.00
									Repair garage - $500	$500.00	$500.00	$0.00	$0.00
									Repair trip hazards - $500	$500.00	$500.00	$0.00	$0.00
									Window replacement - $2,750	$2,750.00	$2,750.00	$0.00	$0.00
									ADA - $750	$750.00	$750.00	$0.00	$0.00
									Repair FDC post - $2,500	$2,500.00	$2,500.00	$0.00	$0.00
									Repair fire pump - $1,000	$1,000.00	$1,000.00	$0.00	$0.00
									Fire extinguisher inspection - $500	$500.00	$500.00	$0.00	$0.00
									Elevator inspection tags - $500	$500.00	$500.00	$0.00	$0.00
									Repair elevator machinery - $2,000	$2,000.00	$2,000.00	$0.00	$0.00

4	The Preserve	2010 North Loop West	Houston	TX	110	218,689	1970	$1,925	Repair ashalt - $900	$900.00	$900.00	$0.00	$0.00
									Repair trip hazards - $500	$500.00	$500.00	$0.00	$0.00
									ADA - $525	$525.00	$525.00	$0.00	$0.00
5	Chelsea Square	5020 FM 1960 West	Houston	TX	25	70,275	1984	$6,400	Asphalt - $1,000	$1,000.00	$1,000.00	$0.00	$0.00
									Repair roof leaks - $3,000	$3,000.00	$3,000.00	$0.00	$0.00
									Roof seam - $500	$500.00	$500.00	$0.00	$0.00
									Roof warranty - $500	$500.00	$500.00	$0.00	$0.00
									ADA - $900	$900.00	$900.00	$0.00	$0.00
									Inspect fire extinguisher - $500	$500.00	$500.00	$0.00	$0.00
6	Westheimer Central	11200 Westheimer	Houston	TX	72	182,506	1982	$11,400	Window sealant - $5,000	$5,000.00	$5,000.00	$0.00	$0.00
									ADA - $400	$400.00	$400.00	$0.00	$0.00
									IR survey - $6,000	$6,000.00	$0.00	$6,000.00	$6,600.00
7	Walzem Plaza	5400 Walzem Road	San Antonio	TX	40	182,713	1981	$416,000	Asphalt repair and sealing - $300,000	$300,000.00	$0.00	$300,000.00	$330,000.00
									Exterior painting - $115,000	$115,000.00	$0.00	$115,000.00	$126,500.00
									Sprinkler tags - $500	$500.00	$500.00	$0.00	$0.00
									Cert of Occupancy - $500	$500.00	$500.00	$0.00	$0.00
8	11811 North Freeway	11811 North Freeway	Houston	TX	45	156,362	1982	$36,550	Repair ashalt - $8,000	$8,000.00	$0.00	$8,000.00	$8,800.00
									Repair concrete $2,000	$2,000.00	$2,000.00	$0.00	$0.00
									Repaint barriers - $500	$500.00	$500.00	$0.00	$0.00
									Structural inspection - $6,000	$6,000.00	$0.00	$6,000.00	$6,600.00
									Structural repairs - TBD		$0.00	$0.00	$0.00
									ADA - $350	$350.00	$350.00	$0.00	$0.00
									Cooling tower repair - $18,700	$18,700.00	$0.00	$18,700.00	$20,570.00
									Confirm chiller overhaul - $500	$500.00	$500.00	$0.00	$0.00
									Fire system inspection - $500	$500.00	$500.00	$0.00	$0.00
9	Northbelt Atrium I	15311 W. Vantage Par	Houston	TX	19	118,461	1980	$6,500	Repair concrete - $6,000	$6,000.00	$0.00	$6,000.00	$6,600.00
									Elevator inspection tags - $500	$500.00	$500.00	$0.00	$0.00
10	North Central Plaza	12655 N. Central Expre	Dallas	TX	65	198,374	1982	$468,500	Repair asphalt - $3,500	$3,500.00	$3,500.00	$0.00	$0.00
									Repair concrete - $4,500	$4,500.00	$4,500.00	$0.00	$0.00
									Repair garage wall - $7,500	$7,500.00	$0.00	$7,500.00	$8,250.00

Confirm water main replacement - $500.00 $500.00 $0.00 $0.00 $500 Replace cooling tower - $161,500.00 $0.00 $161,500.00 $177,650.00 $161,500 Replace chiller - $285,000 $285,000.00 $0.00 $285,000.00 $313,500.00 Infrared survey - $6,000 $6,000.00 $0.00 $6,000.00 $6,600.00 11 3100 Timmons 3100 Timmons Houston TX 52 111,265 1975 $1,000 Repair asphalt - $1,000 $1,000.00 $1,000.00 $0.00 $0.00 12 Mission Centre 14629 Beechnut Houston TX 24 112,971 1986 $20,800 Replace asphalt - $2,000 $2,000.00 $2,000.00 $0.00 $0.00 Repair concrete - $12,000 $12,000.00 $0.00 $12,000.00 $13,200.00 Repair trip hazards - $300 $300.00 $300.00 $0.00 $0.00 Repair lintels - $500 $500.00 $500.00 $0.00 $0.00 Repair roof - $6,000 $6,000.00 $0.00 $6,000.00 $6,600.00 13 Regency Square 7211 Regency Bouleva Houston TX 49 64,063 1979 $1,875 ADA - $1,875 $1,875.00 $1,875.00 $0.00 $0.00 14 Central Park Business Cen1900 Firman Drive and Richardson TX 9 73,099 1984 $300 ADA - $300 $300.00 $300.00 $0.00 $0.00 15 Spring Valley Business Ce 1055-1059 S. Sherman Richardson TX 31 94,304 1982 $6,000 Repair roof leaks - $6,000 $6,000.00 $0.00 $6,000.00 $6,600.00 1960s, Promenade North 500 & 650-980 Coit 16 Richardson TX 54 176,585 1977, $12,600 Repair roof leaks - $12,000 $12,000.00 $0.00 $12,000.00 $13,200.00 Shopping Center Road 1979, ADA - $600 $600.00 $600.00 $0.00 $0.00 17 Garden Oaks Acquisitions 3800-4000 Shepherd Houston TX 25 99,778 56 and 20 $181,038 Repair concrete - $50,000 $50,000.00 $0.00 $50,000.00 $55,000.00 Exterior painting - $9,425 $9,425.00 $0.00 $9,425.00 $10,367.50 Sealant renewal - $4,050 $4,050.00 $4,050.00 $0.00 $0.00 Roof replacement - $117,563 $117,563.00 $0.00 $117,563.00 $129,319.30 18 Three Forest Plaza 12221 Merit Drive Dallas TX 50 366,549 1983 $14,000 Repair asphalt - $3,500 $3,500.00 $3,500.00 $0.00 $0.00 Repair concrete - $4,500 $4,500.00 $4,500.00 $0.00 $0.00 IR survey - $6,000 $6,000.00 $0.00 $6,000.00 $6,600.00 19 Northeast Square Shoppin 6-18 Uvalde Houston TX 17 40,525 1984 $102,487 Repair asphalt - $6,950 $6,950.00 $0.00 $6,950.00 $7,645.00 Repair concrete - $4,000 $4,000.00 $4,000.00 $0.00 $0.00 Replace roof - $90,887 $90,887.00 $0.00 $90,887.00 $99,975.70 ADA - $650 $650.00 $650.00 $0.00 $0.00 20 Cornerstone Towers 3707 FM 1960 Houston TX 25 71,008 1984 $25,200 Repair curbs - $500 $500.00 $500.00 $0.00 $0.00 Repair fencing - $1,000 $1,000.00 $1,000.00 $0.00 $0.00 Repair sealant - $500 $500.00 $500.00 $0.00 $0.00 Repair roof - $3,000 $3,000.00 $3,000.00 $0.00 $0.00

ADA - $1,200 $1,200.00 $1,200.00 $0.00 $0.00 Water heater replacement - $500 $500.00 $500.00 $0.00 $0.00 Pump replacement - $7,000 $7,000.00 $0.00 $7,000.00 $7,700.00 Fire pump replacement - $10,000.00 $0.00 $10,000.00 $11,000.00 $10,000 Inspect stairwell standpipes - $500 $500.00 $500.00 $0.00 $0.00 Inspect fire alarm panel- 500 $500.00 $500.00 $0.00 $0.00 Elevator tags - $500 $500.00 $500.00 $0.00 $0.00 21 Northchase Center 14550 Torrey Chase BoHouston TX 38 128,981 1984 $151,835 Repair concrete - $30,400 $30,400.00 $0.00 $30,400.00 $33,440.00 Roof replacement $61,435 $61,435.00 $0.00 $61,435.00 $67,578.50 Replace chiller - $60,000 $60,000.00 $0.00 $60,000.00 $66,000.00 22 616 FM 1960 West 616 FM 1960 West Houston TX 75 142,194 1981 $2,100 ADA - $1,600 $1,600.00 $1,600.00 $0.00 $0.00 Fire system test - $500 $500.00 $500.00 $0.00 $0.00 23 Gateway Tower 8111 LBJ Freeway Dallas TX 59 266,412 1983 $20,000 Repair asphalt - $3,500 $3,500.00 $3,500.00 $0.00 $0.00 Repair concrete - $5,000 $5,000.00 $5,000.00 $0.00 $0.00 Garage repair - $5,000 $5,000.00 $5,000.00 $0.00 $0.00 Sealant renewal - $1,500 $1,500.00 $1,500.00 $0.00 $0.00 IR survey - $5,000 $5,000.00 $5,000.00 $0.00 $0.00 24 601 Sawyer 601 Sawyer Houston TX 42 88,258 1980 $6,775 ADA - $275 $275.00 $275.00 $0.00 $0.00 IR survey - $6,000 $6,000.00 $0.00 $6,000.00 $6,600.00 Fire system inspection - $500 $500.00 $500.00 $0.00 $0.00 25 Prestonwood Park 6505-6509 West Park BPlano TX 42 105,783 1999 $29,900 Roof repair - $24,000 $24,000.00 $0.00 $24,000.00 $26,400.00 ADA - $900 $900.00 $900.00 $0.00 $0.00 Mold remediation - $5,000 $5,000.00 $5,000.00 $0.00 $0.00 26 Harwin-XIX 6959-6965 Harwin Houston TX 14 38,813 2004 $6,000 Repair roof leaks - $6,000 $6,000.00 $0.00 $6,000.00 $6,600.00 27 Fondren Road Plaza 7042-7098 Bissonnet S Houston TX 28 93,196 1982 $30,000 Repair asphalt - $21,850 $21,850.00 $0.00 $21,850.00 $24,035.00 Repair concrete - $2,400 $2,400.00 $2,400.00 $0.00 $0.00 Repair trip hazards - $500 $500.00 $500.00 $0.00 $0.00 Exterior painting - $1,500 $1,500.00 $1,500.00 $0.00 $0.00 Repair roof - $3,000 $3,000.00 $3,000.00 $0.00 $0.00 ADA - $750 $750.00 $750.00 $0.00 $0.00

28	Parkway Plaza I & II	14110 & 14114 N Dalla	Dallas	TX	73	136,506	1979	$0	None	$0.00	$0.00	$0.00	$0.00
29	Hartman Gulf Plaza	16010 Barkers Point	Houston	TX	22	120,651	1983	$0	None	$0.00	$0.00	$0.00	$0.00
30	Energy Plaza I & II	8610 & 8620 New Brau	San Antonio	TX	112	180,119	1982	$34,724	Façade cleaning - $12,664	$12,664.00	$0.00	$12,664.00	$13,930.40
									ADA - $21,060	$21,060.00	$0.00	$21,060.00	$23,166.00
									Sprinkler installation plan	$500.00	$500.00	$0.00	$0.00
									Obtain permanent CO	$500.00	$500.00	$0.00	$0.00
31	Timbercreek Atrium	5870 Highway 6 N	Houston	TX	24	51,035	1984	$0	None		$0.00	$0.00	$0.00
32	Copperfield	15840 FM 529	Houston	TX	28	42,621	1985	$1,900	Repair concrete - $500	$500.00	$500.00	$0.00	$0.00
									ADA - $900	$900.00	$900.00	$0.00	$0.00
									Fire system inspection - $500	$500.00	$500.00	$0.00	$0.00
33	400 N. Belt	400 North Sam Housto	Houston	TX	58	230,872	1981	$5,500	Repair concrete - $5,000	$5,000.00	$5,000.00	$0.00	$0.00
									Elevator inspection - $500	$500.00	$500.00	$0.00	$0.00
34	Commerce Plaza Hillcrest	12800-12890 Hillcrest R	Dallas	TX	142	203,688	1972	$13,000	Repair asphalt - $3,500	$3,500.00	$3,500.00	$0.00	$0.00
									Repair concrete - $4,500	$4,500.00	$4,500.00	$0.00	$0.00
									Tree trimming - $3,500	$3,500.00	$3,500.00	$0.00	$0.00
									Repair HVAC enclosure - $1,500	$1,500.00	$1,500.00	$0.00	$0.00
35	Skymark Tower	1521 North Cooper Str	Arlington	TX	60	115,700	1985	$0	None	$0.00	$0.00	$0.00	$0.00
36	Corporate Park Place	1333 Corporate Drive	Irving	TX	50	113,429	1980	$500	Elevator inspection - $500	$500.00	$500.00	$0.00	$0.00
37	Ashford Crossing II	1880 S. Dairy Ashford	Houston	TX	31	158,451	1983	$7,000	Repair trip hazards - $500	$500.00	$500.00	$0.00	$0.00
									Repair roof leaks - $6,000	$6,000.00	$0.00	$6,000.00	$6,600.00
									Elevator tags - $500	$500.00	$500.00	$0.00	$0.00
38	One Technology Center	7411 John Smith Drive	San Antonio	TX	31	196,348	1983	$0	None	$0.00	$0.00	$0.00	$0.00
39	Westway One	1701 Market Place Bou	Irving	TX	9	165,982	2001	$0	None	$0.00	$0.00	$0.00	$0.00
			Totals Across the Portfolio:		**1,782**	**5,816,295**		**$1,683,909**		**$1,683,909**	**$138,475**	**$1,545,434**	**$1,699,977**

Schedule D Unfunded Obligations NEWYORK:853407.8[AM_ACTIVE 400655008_12]>

Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Free Rent - Property Tenant Name 10/2018 11/2018 12/2018 01/2019 02/2019 03/2019 04/2019 05/2019 06/2019 07/2019 08/2019 09/2019 10/2019 11/2019 12/2019 01/2020 02/2020 03/2020 04/2020 05/2020 06/2020 07/2020 08/2020 09/2020 10/2020 11/2020 12/2020 01/2021 02/2021 03/2021 04/2021 05/2021 06/2021 07/2021 08/2021 09/2021 10/2021 11/2021 12/2021 01/2022 02/2022 03/2022 04/2022 05/2022 620 Blanca Kenia Amaya$ 650.01 $ 650.01 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 625 Energy Funders LLC$ 1,716.00 $ 1,716.00 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 625 John R Bartos and William J Rice$ 2,706.00 $ 1,353.00 $ 1,353.00 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 625 Eddie L Moore$ 991.38 $ 991.38 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 625 Evolve Homebuilders, LLC$ 936.42 $ 936.42 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 625 RG Taylor II, PC$ 16,560.00 $ 3,312.00 $ 3,312.00 $ 3,312.00 $ 3,312.00 $ 3,312.00 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 625 Bernardo J Garcia$ 2,667.36 $ 944.69 $ 1,722.67 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 631 In-Fuse Staffing, LLC$ 8,771.00 $ 1,253.00 $ 1,253.00 $ 1,253.00 $ 1,253.00 $ 1,253.00 $ 1,253.00 $ 1,253.00 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 631 Flextek Resources, LLC$ 25,128.90 $ 2,792.10 $ 2,792.10 $ 2,792.10 $ 2,792.10 $ 2,792.10 $ 2,792.10 $ 2,792.10 $ 2,792.10 $ 2,792.10 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 631 Custom Logistics of Texas, LLC$ 1,110.99 $ 1,110.99 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 631 3MG Realty, LLC$ 1,778.48 $ 889.24 $ 889.24 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 631 Torres Family Est. 2010, LLC$ 4,233.88 $ 1,058.47 $ 1,058.47 $ 1,058.47 $ 1,058.47 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 651 City Gear, LLC$ 5,360.00 $ 5,360.00 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 651 Catherine Wang Lee$ 7,666.65 $ 1,533.33 $ 1,533.33 $ 1,533.33 $ 1,533.33 $ 1,533.33 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 651 Dung Charlie Tran$ 3,200.00 $ 1,600.00 $ 1,600.00 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 652 Mint Dentistry, PLLC$ 4,428.67 $ 4,428.67 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 655 Premier Metropolitan Properties$ 1,530.23 $ 1,530.23 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 677 S&S Therapy, LP$ 17,684.28 $ 2,947.38 $ 2,947.38 $ 2,947.38 $ 2,947.38 $ 2,947.38 $ 2,947.38 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 677 Carrigan & Anderson, PLLC$ 26,564.88 $ 3,320.61 $ 3,320.61 $ - $ - $ - $ - $ - $ - $ 3,320.61 $ 3,320.61 $ 3,320.61 $ 3,320.61 $ 3,320.61 $ 3,320.61 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 677 Affiliates in Physical Therapy$ 55,933.12 $ 6,991.64 $ 6,991.64 $ 6,991.64 $ 6,991.64 $ 6,991.64 $ 6,991.64 $ 6,991.64 $ 6,991.64 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 677 Nannies N Tutors You ENT, LLC$ 1,000.01 $ 1,000.01 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 677 Mercury Chamber Orchestra, Inc$ 26,644.20 $ 2,664.42 $ 2,664.42 $ 2,664.42 $ 2,664.42 $ - $ - $ - $ - $ - $ - $ 2,664.42 $ 2,664.42 $ 2,664.42 $ 2,664.42 $ 2,664.42 $ 2,664.42 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 677 Kinected Pilates and Sports$ 3,784.56 $ 1,261.52 $ 1,261.52 $ 1,261.52 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 679 Bella Nobles$ 5,427.00 $ 2,713.50 $ 2,713.50 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 679 Dynamic Accounting Solutions$ 3,289.50 $ 1,096.50 $ 1,096.50 $ 1,096.50 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 679 Cair-Texas, Inc$ 4,185.06 $ 2,092.53 $ 2,092.53 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 685 RvtoDance LLC$ 2,884.00 $ 1,442.00 $ 1,442.00 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 687 US Tech East, LLC$ 2,161.66 $ 1,080.83 $ 1,080.83 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 689 Signature Partners, LLC$ 3,861.67 $ 3,861.67 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 691 Vetcore Technology, LLC$ 51,383.97 $ 5,709.33 $ 5,709.33 $ 5,709.33 $ 5,709.33 $ 5,709.33 $ 5,709.33 $ 5,709.33 $ 5,709.33 $ 5,709.33 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 691 Westcott Law Group, PLLC$ 2,058.34 $ 1,029.17 $ 1,029.17 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 696 Y2N2 Incorporated$ 13,000.00 $ 6,500.00 $ 6,500.00 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 696 Elizabeth Teller and Megan Murillo$ 1,872.83 $ 1,872.83 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 698a Lin V. Discount Catour, LLC$ 9,429.00 $ 2,357.25 $ 2,357.25 $ 2,357.25 $ 2,357.25 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 699 Happy Tea House, LLC$ 3,645.83 $ 3,645.83 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 699 Happy Tea House, LLC$ 2,916.67 $ 2,916.67 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 906 Trilogy Effective Software Solutions$ 2,155.80 $ 2,155.80 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 906 Colwick Travel Corporation$ 12,781.14 $ 4,260.38 $ 4,260.38 $ 4,260.38 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 906 United Commercial Energy Partners$ 3,478.75 $ 3,478.75 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 910 Johann Restituyo$ 5,921.00 $ 2,960.50 $ 2,960.50 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 911 John Le$ 4,279.50 $ 1,426.50 $ 1,426.50 $ 1,426.50 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 912 eWindowCoverings, LLC$ 14,184.99 $ 4,728.33 $ 4,728.33 $ 4,728.33 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 912 Texas Serenity Academy Inc$ 38,210.56 $ 4,776.32 $ 4,776.32 $ - $ - $ - $ - $ - $ - $ 4,776.32 $ 4,776.32 $ 4,776.32 $ 4,776.32 $ 4,776.32 $ 4,776.32 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 913 Impact Finance Corp$ 8,786.25 $ 2,928.75 $ 2,928.75 $ 2,928.75 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 914 Robert Green, CPA$ 1,923.85 $ 1,923.85 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 915 Smartwatt Energy, Inc$ 36,331.47 $ 5,190.21 $ 5,190.21 $ 5,190.21 $ 5,190.21 $ 5,190.21 $ 5,190.21 $ 5,190.21 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 916 CNE Home Health Services, Inc$ 34,259.37 $ 4,087.08 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ 4,207.29 $ 4,207.29 $ 4,207.29 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ 4,327.50 $ 4,327.50 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ 4,447.71 $ 4,447.71 916 Terra Ferma Mortgage Inc$ 2,468.12 $ 2,468.12 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 916 Japanese Educational Institute$ 100,860.03 $ 11,206.67 ######### ######### ######### ######### ######### ######### ######### #########$ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 916 Genesys Works$ 9,777.83 $ 9,777.83 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 920 Nelofer Azad, MD$ 11,793.75 $ 2,358.75 $ 2,358.75 $ 2,358.75 $ 2,358.75 $ 2,358.75 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 920 Crayon Software Experts, LLC$ 18,121.67 $ 18,121.67 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - Totals $ 167,812.73 ######### ######### ######### ######### ######### ######### ######### #########$ 8,096.93 ######### ######### ######### #########$ 6,871.71 $ 6,871.71 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ 4,327.50 $ 4,327.50 $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - $ 4,447.71 $ 4,447.71 $ 632,496.63 $ 632,496.63 GAP RENT: 653 SOUTHERN STATES OFFSHORE INC 11/1/2018$ 1,603.46 689 KINKA KIKAI INTERNATIONAL, LTD. 12/1/2018$ 3,058.75 $ 3,058.75 $ 3,058.75 $ 3,058.75 910 CAROLYN WALDREP 11/1/2018$ 1,766.67 $ 1,766.67 $ 1,766.67 $ 1,766.67 916 HOUSTON CENTER OF HOMEOPATHY, INC 11/1/2018$ 2,107.88 920 STATE OF TEXAS 11/1/2018$ 11,746.60 920 NAT'L OVARIAN CANCER COALITION, INC 1/1/2019$ 5,581.50 $ 5,581.50 $ 5,581.50 $ 5,581.50 $ 5,581.50 $ 5,581.50 $ 5,581.50 $ 5,581.50 $ 5,581.50 $ 5,581.50 Totals $ 25,864.86 ######### ######### #########$ 5,581.50 $ 5,581.50 $ 5,581.50 $ 5,581.50 $ 5,581.50 $ 5,581.50 $ 90,574.62

10/4/2018 2:53 PM

JobCostSummary

Group By 1 = Job
Property = spe
Category Tree = ysl_JobCost
Period = Jan 2018 - Sep 2018

CTC = cost to complete e.g. unfunded liability

Job	Budget	Original	Contract CO's	Revised	Prior Billed	Billed Current	Billed To Date	CTC	% Complete	Complete	Notes	Property	Ste #	Tenant
620ta007p	5,200	0	0	0	0	0	0	5,200	0			620	420	Hartman
620ta008c	22,646	0	0	0	0	0	0	22,646	0			620	695	RD Davis
625ta003c	24,901	0	0	0	0	0	0	24,901	0		Open - Just started	625	2030-204	Bernardo Garcia
631ta012c	45,000	0	0	0	0	0	0	45,000	0			631	520	Flextek
631ta013c	5,000	0	0	0	0	0	0	5,000	0			631	250	Christian Provider
651ta003c	278,101	0	0	0	0	72,432	72,432	205,669	26		City Gear - 2 PO's app'd 9-25-18 for $114,619. Balance to be spent by 11/30/18	651	4,538	City Gear
652ta007c	66,031	0	0	0	0	53,000	53,000	13,031	80		Open Close all except $4,875	652	6 floor	Mint Dentistry
677ta006c	80,737	0	0	0	0	68,313	68,313	12,424	85		Open - In process - to be completed by 10-15-18	677	225	Renova
677ta008p	7,803	0	0	0	0	6,039	6,039	1,764	77		Open	677	450	S and S Therapy
678ta002c	11,216	0	0	0	0	10,368	10,368	848	92		Open	678	14619	New Church
679ta003c	8,295	0	0	0	0	3,076	3,076	5,219	37		Open	679	200	Hunt to Hunt
679ta005c	11,431	0	0	0	0	0	0	11,431	0		Open	679	106	Bradley Higher Education
679ta006c	9,211	0	0	0	0	1,864	1,864	7,347	20		Open	679	201	Cair Texas Inc
686ta004c	24,910	0	0	0	0	0	0	24,910	0		In Process - Aldi Roof Demo - To be completed by 9/30/18 - PO for $20,500 appr'd 9-25-18	686a	3938 A/B/D	Aldi
686ta005c	21,325	0	0	0	0	12,795	12,795	8,530	60		LifeSavers - Additional Electrical service to be completed by 10-15-18	686a	3820a	LifeSavers
689ta005p	6,980	0	0	0	0	0	0	6,980	0		Open	689	500	Advo/Valasis
692ta011c	91,933	0	0	0	0	69,004	69,004	22,929	75		Open	692	380	American Access Expansion
694ta002c	52,534	0	0	0	0	16,032	16,032	36,502	31		Ste 210-225 - Innowatts - to be completed by 10-15-18	694	205, 210, 225	Innowatts Expansion
696ta008p	20,000	0	0	0	0	5,400	5,400	14,600	27		Open	696	116	Encore
906ta008p	103,712	0	0	0	2,537	62,633	65,170	38,542	63			906	605	OGH
906ta010c	30,726	0	0	0	0	16,482	16,482	14,244	54			906	640	Spotio Expansion
907ta001p	63,872	0	0	0	704	4,877	5,580	58,292	9		Open	907	Lobby	Hartman
907ta002c	1,441,735	0	0	0	0	128,779	128,779	1,312,956	9		Open - Reimburse Gulf for TI's	907	600	Gulf Interstate Engineering
909ta010c	16,899	0	0	0	0	13,255	13,255	3,644	78		Open - Tenant can request balance for Signage costs	909	100-N	Swope and West
912ta011c	33,083	0	0	0	0	6,469	6,469	26,614	20		Open - Model Suite	912	102	Hartman
912ta013c	59,489	0	0	0	0	26,386	26,386	33,103	44		Open - Bal Remaining - $12,039 for Flooring	912	625	Texas Serenity Academy
914ta005c	8,499	0	0	0	0	5,320	5,320	3,179	63		Open	914	800	Law Office of Mary Panzu
914ta007c	306,180	0	0	0	0	0	0	306,180	0		In progress - just started - US Energy	914	400	U.S. Energy
915ta008c	48,133	0	0	0	0	0	0	48,133	0		Open - Just started	915	101	ProDapt N. America
916ta009p	11,027	0	0	0	0	758	758	10,269	7		Open	916	401	BHP Engineering
920ta006p	42,712	0	0	0	0	33,309	33,309	9,403	78		Open - In progress	920	620	Strivant Health
920ta011c	306,167	0	0	0	0	103,551	103,551	202,616	34		Open - Includes $13,916 in CM Fee	920	650	Attorney General
920ta012p	65,730	0	0	0	0	0	0	65,730	0		Open	920	1175	Freedom Truck Finanance
Grand Total	**3,331,218**	**0**	**0**	**0**	**3,241**	**720,142**	**723,382**	**2,607,836**						

Page 1 of 1

Schedule E Rent Roll NEWYORK:853407.8[AM_ACTIVE 400655008_12]>

Rent Roll

Page 1

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
475 - QUITMAN WAREHOUSE,HOUSTON															
Current Leases															
475	101	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	15,234.00	08/01/2003	08/31/2019	193	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	102	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	15,138.00	08/01/2003	08/31/2019	193	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	103	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	15,138.00	08/01/2003	08/31/2019	193	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	104	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	15,138.00	08/01/2003	08/31/2019	193	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	105	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	15,138.00	08/01/2003	08/31/2019	193	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	106	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	15,138.00	08/01/2003	08/31/2019	193	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	107	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	15,138.00	08/01/2003	08/31/2019	193	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	108	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	15,138.00	08/01/2003	08/31/2019	193	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	109	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	15,138.00	08/01/2003	08/31/2019	193	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	110	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	15,246.00	08/01/2003	08/31/2019	193	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	211	RECOVERY TECHNOLOGIES GROUP	Commercial	15,234.00	10/01/2003	07/31/2022	226	23,169.30	1.52	278,031.60	18.25	0.00	0.00	13,533.15	0.00
475	212	RECOVERY TECHNOLOGIES GROUP	Commercial	15,138.00	10/01/2003	07/31/2022	226	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	213	RECOVERY TECHNOLOGIES GROUP	Commercial	15,138.00	10/01/2003	07/31/2022	226	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 2

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
475	214	RECOVERY TECHNOLOGIES GROUP	Commercial	15,138.00	10/01/2003	07/31/2022	226	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	215	RECOVERY TECHNOLOGIES GROUP	Commercial	15,138.00	10/01/2003	07/31/2022	226	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	216	RECOVERY TECHNOLOGIES GROUP	Commercial	15,138.00	10/01/2003	07/31/2022	226	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	217	RECOVERY TECHNOLOGIES GROUP	Commercial	15,138.00	10/01/2003	07/31/2022	226	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	218	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	15,138.00	04/01/2010	08/31/2019	113	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	219	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	15,138.00	04/01/2010	08/31/2019	113	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	220	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	15,191.00	04/01/2010	08/31/2019	113	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	31WH1	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	14,785.00	08/01/2003	08/31/2019	193	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	31WH2	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	8,158.00	08/01/2003	08/31/2019	193	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	321	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	15,117.00	11/01/2003	08/31/2019	190	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	322	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	14,975.00	11/01/2003	08/31/2019	190	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	323	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	14,359.00	11/01/2003	08/31/2019	190	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	324	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	14,951.00	11/01/2003	08/31/2019	190	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	325	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	15,200.00	11/01/2003	08/31/2019	190	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 3

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
475	32WH1	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	14,918.00	08/01/2003	08/31/2019	193	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	431	SUNBELT WAREHOUSE, LLC	Commercial	16,861.00	08/01/2003	08/31/2019	193	69,103.04	4.10	829,236.48	49.18	0.00	0.00	22,730.00	0.00
475	432	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	16,861.00	08/01/2003	08/31/2019	193	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	433	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	16,861.00	08/01/2003	08/31/2019	193	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	441	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	16,942.00	08/01/2003	08/31/2019	193	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	442	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	16,942.00	08/01/2003	08/31/2019	193	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	534	SUNBELT WAREHOUSE - see 475-431	Commercial	16,861.00	09/01/2017	08/31/2019	24	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	535	SUNBELT WAREHOUSE - see 475-431	Commercial	16,861.00	09/01/2017	08/31/2019	24	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	536	FREEDOM TENTS & EVENTS, LLC	Commercial	16,861.00	07/01/2015	06/30/2021	72	3,301.95	0.20	39,623.40	2.35	0.00	0.00	2,866.37	0.00
475	537, 538, 539	ROY USA, INC.	Commercial	50,664.00	07/01/2017		0	16,085.82	0.32	193,029.84	3.81	0.46	0.00	4,873.27	0.00
475	543	RECOVERY TECHNOLOGIES GROUP OF TEXAS, INC.	Commercial	17,809.00	07/01/2013	07/31/2022	109	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	544	RECOVERY TECHNOLOGIES GROUP OF TEXAS, INC.	Commercial	7,607.00	07/01/2013	07/31/2022	109	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	6OF	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	1,783.00	08/01/2003	08/31/2019	193	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	6OF2	RECOVERY TECHNOLOGIES GROUP	Commercial	918.00	10/01/2003	07/31/2022	226	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	PKG	INV TRUCKING, LLC	Commercial	0.00	05/26/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	125.00	0.00

Friday, September 28, 2018
04:19 PM

Page 4

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
475	S1	SUNBELT WAREHOUSE, LLC - see 475-431	Commercial	2,408.00	08/01/2003	08/31/2019	193	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	326	VACANT		15,117.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	327	VACANT		14,975.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	328	VACANT		14,359.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	329	VACANT		14,951.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	32WH2	VACANT		12,086.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	330	VACANT		15,200.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	644	VACANT		17,964.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	S2	VACANT		490.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**736,957.00**				**111,660.11**	**0.15**	**1,339,921.32**	**1.82**	**0.03**	**0.00**	**44,127.79**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	45	631,815.00	85.73	111,660.11	1,339,921.32
Vacant	8	105,142.00	14.26	0.00	0.00
Total	**53**	**736,957.00**		**111,660.11**	**1,339,921.32**

605 - ONE MASON PLAZA,KATY

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
605	116	PROACTIVE LIFESTYLE FITNESS, LP	Commercial	1,440.00	03/01/2015	07/31/2020	65	1,920.00	1.33	23,040.00	16.00	5.62	0.00	2,534.40	0.00
605	128	PROACTIVE LIFESTYLE FITNESS, LP	Commercial	5,943.00	09/01/2014	08/31/2020	72	1,981.00	0.33	23,772.00	4.00	5.82	0.00	4,021.43	0.00
605	148	SUBWAY REAL ESTATE CORP	Commercial	1,628.00	01/01/2002	04/30/2019	208	3,251.93	2.00	39,023.16	23.97	5.52	0.49	0.00	0.00
605	155	TRAM LE	Commercial	4,201.00	01/01/2014	04/30/2021	88	6,476.54	1.54	77,718.48	18.50	5.68	0.00	8,002.90	0.00
605	160	ASK REVENUE SOLUTIONS LLC	Commercial	964.00	09/01/2013	10/31/2019	74	1,205.00	1.25	14,460.00	15.00	5.68	0.42	1,474.92	0.00
605	170	XPERT HAIR CARE/JOHN RENN	Commercial	1,396.00	01/01/2002	11/30/2021	239	1,814.80	1.30	21,777.60	15.60	5.64	0.00	1,409.96	0.00
605	200A	LOST IN PRODUCTIONS, LLC	Commercial	4,251.00	05/01/2017	09/30/2022	65	2,834.00	0.67	34,008.00	8.00	5.21	0.00	4,711.53	0.00
605	200B	JENNIFER L. MOCK	Commercial	1,063.00	12/01/2014	02/28/2021	75	752.96	0.71	9,035.52	8.50	5.43	0.00	1,000.00	0.00
605	210	TEXAS TACTICAL GEAR & FIREARMS, INC.	Commercial	2,160.00	11/01/2017	01/31/2023	63	2,520.00	1.17	30,240.00	14.00	5.21	0.00	3,654.00	0.00

Friday, September 28, 2018
04:19 PM

Page 5

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
605	220	ZHENGFENG LIN	Commercial	2,400.00	02/15/2013	07/31/2023	126	2,000.00	0.83	24,000.00	10.00	5.43	0.00	2,872.00	0.00
605	224	KATY QUILT N' SEW, INC.	Commercial	5,407.00	09/07/2002	12/31/2019	208	4,393.19	0.81	52,718.28	9.75	5.68	0.07	8,355.90	0.00
605	230	KATY S. TAX SERVICE & INVESTMENTS INC.	Commercial	1,955.00	06/01/2004	04/30/2021	203	3,747.08	1.92	44,964.96	23.00	5.99	0.23	1,131.00	0.00
605	236	SIMON NGUYEN	Commercial	1,955.00	01/01/2002	08/31/2022	248	2,199.38	1.13	26,392.56	13.50	5.99	0.00	1,707.37	0.00
605	240	KATIA KUZNETSOVA/DANCE WITH STARS	Commercial	2,592.00	06/01/2007	08/31/2019	147	3,780.00	1.46	45,360.00	17.50	5.43	0.46	7,292.16	0.00
605	250	KOLDPREZZ INC.	Commercial	1,296.00	09/01/2016	02/28/2022	66	1,404.00	1.08	16,848.00	13.00	5.90	0.00	1,966.68	0.00
605	255	NELL NGUYEN	Commercial	2,000.00	04/01/2014	06/30/2019	63	2,000.00	1.00	24,000.00	12.00	5.98	0.00	2,686.67	0.00
605	257	MARIA BRIONES	Commercial	2,000.00	01/01/2002	08/31/2023	260	2,700.00	1.35	32,400.00	16.20	5.73	0.40	2,300.00	0.00
605	265	RAM GHIMIRE and NIKSAN SHRESTHA	Commercial	3,564.00	08/01/2005	10/31/2025	243	4,677.75	1.31	56,133.00	15.75	5.68	0.45	4,098.60	0.00
605	280	TCD ENTERPRISES dba CELLAR DOOR	Commercial	6,518.00	02/01/2010	07/31/2020	126	8,122.92	1.25	97,475.04	14.95	5.37	0.00	6,801.33	0.00
605	300	MIZ, INC DBA LONE STAR FLOORS	Commercial	2,400.00	07/01/2006	10/31/2021	184	4,180.79	1.74	50,169.48	20.90	5.68	0.00	4,080.00	0.00
605	304	ALSAFA IMPORTS, INC.	Commercial	5,000.00	12/01/2008	05/31/2029	246	7,500.00	1.50	90,000.00	18.00	5.68	0.00	9,250.00	0.00
605	310	WELLICA, INC.	Commercial	1,846.00	09/01/2013	04/30/2020	80	2,384.42	1.29	28,613.04	15.50	6.01	0.23	1,487.17	0.00
605	320	EAGLE AMERICAN INSURANCE AGENCY, LLC	Commercial	945.00	01/01/2012	03/31/2022	123	1,181.25	1.25	14,175.00	15.00	5.68	0.85	1,414.35	0.00
605	324	REGIONAL FINANCE CORPORATION OF TEXAS	Commercial	1,372.00	06/01/2013	05/31/2023	120	1,600.67	1.17	19,208.04	14.00	5.43	0.29	0.00	0.00
605	330	SEUNG H. YOO	Commercial	1,028.00	05/04/2017	10/31/2027	126	1,199.33	1.17	14,391.96	14.00	5.21	0.00	1,902.66	0.00
605	336	EL MENE, INC. DBA EINSTEIN'S PUB	Commercial	1,194.00	08/01/2006	01/31/2022	186	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
605	360	EL MENE, INC. DBA EINSTEIN'S PUB	Commercial	6,026.00	01/01/2002	01/31/2022	241	9,713.16	1.61	116,557.92	19.34	6.90	0.00	2,665.26	0.00
605	150	VACANT		1,468.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
605	165	VACANT		1,100.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
605	9999	VACANT		71.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 6

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
Total Current				**75,183.00**				**85,540.17**	**1.14**	**1,026,482.04**	**13.65**	**5.43**	**0.10**	**86,820.29**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	27	72,544.00	96.48	85,540.17	1,026,482.04
Vacant	3	2,639.00	3.51	0.00	0.00
Total	**30**	**75,183.00**		**85,540.17**	**1,026,482.04**

620 - TOWER PAVILLION,HOUSTON

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
620	100	MARTIN R.G. MARASIGAN	Commercial	1,072.00	08/01/2011	07/31/2019	96	1,340.00	1.25	16,080.00	15.00	0.00	0.00	1,456.25	0.00
620	100A	BEST DENTAL CARE, INC.	Commercial	3,279.00	03/01/2006	02/28/2021	180	6,011.50	1.83	72,138.00	22.00	2.49	0.18	1,737.50	0.00
620	100C	IRIEJADE BEAUTY, LLC	Commercial	1,400.00	08/01/2017	10/31/2019	27	1,983.33	1.42	23,799.96	17.00	4.27	0.00	2,310.00	0.00
620	100D	TRUC T. NGUYEN	Commercial	1,120.00	12/01/2013	11/30/2018	60	1,680.00	1.50	20,160.00	18.00	4.18	0.00	1,800.00	0.00
620	100F	MICROBLADING -LASH, LLC	Commercial	2,008.00	03/01/2017	06/30/2022	64	2,835.69	1.41	34,028.28	16.95	3.89	0.00	3,700.00	0.00
620	101	BELLA GROUP INC. and LAWRENCE W. ROHAL, CPA	Commercial	1,180.00	08/01/2015	11/30/2020	64	1,527.17	1.29	18,326.04	15.53	0.00	0.00	1,573.33	0.00
620	102	HARTMAN ENGINEER OFFICE	Commercial	545.00	05/01/2018	04/30/2028	120	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
620	103	AYCO ENERGY, LLC	Commercial	825.00	08/01/2013	07/31/2019	72	1,100.00	1.33	13,200.00	16.00	0.40	0.00	1,031.25	0.00
620	200	TALABI & ASSOCIATES, P.C.	Commercial	4,144.00	03/01/2014	04/30/2019	62	5,525.33	1.33	66,303.96	16.00	0.40	0.00	5,525.33	0.00
620	210	HARTMAN MANAGEMENT	Commercial	426.00	07/01/2014	09/30/2018	51	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
620	220	HARTMAN LOUNGE	Commercial	623.00	07/01/2014		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
620	230	GEMLAND TEXAS, INC.	Commercial	3,019.00	11/01/2007	03/31/2027	233	3,836.65	1.27	46,039.80	15.25	0.00	0.00	2,688.75	0.00
620	250	MAKKA INTERNATIONA L INC.	Commercial	1,390.00	12/01/2015	02/28/2019	39	1,795.42	1.29	21,545.04	15.50	0.00	0.00	1,795.42	0.00
620	255	CELIA VILLANUEVA	Commercial	1,089.00	11/24/2014	10/31/2019	60	1,497.38	1.38	17,968.56	16.50	0.00	0.00	952.50	0.00
620	258	WHITNEY I. NEUHAUS	Commercial	416.00	04/01/2016	03/31/2021	60	554.67	1.33	6,656.04	16.00	1.32	0.12	554.67	0.00

Friday, September 28, 2018
04:19 PM

Page 7

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
620	260	ALPHA OILFIELD SUPPLY, INC.	Commercial	1,143.00	03/01/2016	04/30/2019	38	1,619.25	1.42	19,431.00	17.00	0.00	0.00	1,619.25	0.00
620	265	TECH-LANCE SOLUTIONS, INC.	Commercial	717.00	07/15/2014	07/31/2019	61	1,015.75	1.42	12,189.00	17.00	0.00	0.00	1,349.33	0.00
620	270	HARTMAN STORAGE	Commercial	321.00	06/01/2013		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
620	275	CARLA BOYSEN	Commercial	1,148.00	10/01/2010	10/31/2018	97	1,645.47	1.43	19,745.64	17.20	0.00	0.00	1,411.08	0.00
620	320	4M DISTRIBUTIONS INC.	Commercial	10,628.00	09/01/2015	01/31/2024	101	5,605.33	0.53	67,263.96	6.33	0.05	0.00	4,072.00	0.00
620	325	OMAR'S FINANCIAL CONSULTANTS, INC.	Commercial	2,658.00	07/01/2012	06/30/2022	120	3,544.00	1.33	42,528.00	16.00	0.13	0.00	1,578.96	0.00
620	330	FAIZ ZABEEHULLAH	Commercial	1,793.00	06/01/2016	03/31/2021	58	2,390.66	1.33	28,687.92	16.00	0.31	0.03	692.71	0.00
620	400	HARTMAN CONSTRUCTIO N	Commercial	1,012.00	09/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
620	401	HARTMAN HUMAN RESOURCES	Commercial	1,202.00	11/01/2014		0	2,583.00	2.15	30,996.00	25.79	0.00	0.00	0.00	0.00
620	410	HARTMAN LEGAL / O&O	Commercial	2,721.00	09/01/2017		0	3,401.00	1.25	40,812.00	15.00	0.00	0.00	0.00	0.00
620	412	HARTMAN CFO	Commercial	299.00	09/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
620	415	EMMANUEL IRUOBE ALEGBE	Commercial	277.00	09/01/2013	11/30/2018	63	392.42	1.42	4,709.04	17.00	0.40	0.00	350.00	0.00
620	420	HARTMAN MANAGEMENT	Commercial	8,347.00	01/01/2008	12/31/2020	156	8,347.00	1.00	100,164.00	12.00	0.00	0.00	0.00	0.00
620	508	MILTON M. COOKE COMPANY	Commercial	728.00	02/20/2003	07/31/2019	198	1,062.00	1.46	12,744.00	17.51	0.00	0.00	436.50	0.00
620	513	DEMETRIUS DE OLIVEIRA	Commercial	1,398.00	11/15/2009	11/30/2022	157	1,805.75	1.29	21,669.00	15.50	0.00	0.00	606.25	0.00
620	515	TC LeNORMAND JR.	Commercial	485.00	10/01/2012	09/30/2022	120	646.67	1.33	7,760.04	16.00	0.13	0.00	555.73	0.00
620	520	HARTMAN MANAGEMENT	Commercial	1,299.00	05/01/2015		0	1,971.00	1.52	23,652.00	18.21	0.00	0.00	0.00	0.00
620	530	HARTMAN MANAGEMENT	Commercial	672.00	01/01/2008		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
620	535	PAULINE RAYMOND MARTIMBEAU	Commercial	924.00	04/01/2011		0	2,194.50	2.38	26,334.00	28.50	0.00	0.00	1,347.50	0.00
620	560	LAW OFFICE OF MARK A CORRERO	Commercial	2,031.00	02/01/2018	04/30/2023	63	2,669.04	1.31	32,028.48	15.77	0.00	0.00	1,523.33	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 8

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
620	575	PLEZIA, P.C.	Commercial	6,590.00	06/01/2016	02/28/2022	69	8,999.08	1.37	107,988.96	16.39	0.00	0.00	6,418.83	0.00
620	580	THE LASH DESIGNER, LLC	Commercial	786.00	04/01/2018	03/31/2019	12	1,113.50	1.42	13,362.00	17.00	0.00	0.00	1,113.50	0.00
620	600	INSUREPOINTE OF TEXAS, INC.	Commercial	5,885.00	02/01/2001	06/30/2020	233	7,846.67	1.33	94,160.04	16.00	0.00	0.00	0.00	0.00
620	620	KEYSTAFF, INC.	Commercial	1,770.00	03/01/2015	08/31/2020	66	2,433.75	1.38	29,205.00	16.50	0.88	0.00	2,507.50	0.00
620	650	INTERNATIONA L TANKER MANAGEMENT, INC.	Commercial	2,112.00	01/15/2012	02/29/2020	98	2,640.00	1.25	31,680.00	15.00	0.00	0.00	2,332.00	0.00
620	680	DEFENDERS, INC.	Commercial	1,453.00	01/01/2018	12/31/2018	12	1,997.88	1.38	23,974.56	16.50	0.00	0.00	1,997.88	0.00
620	690	MIRATECH GROUP, LLC	Commercial	499.00	03/01/2013	01/31/2021	95	665.33	1.33	7,983.96	16.00	0.50	0.00	375.00	0.00
620	695	RD DAVIS LAW, PLLC	Commercial	893.00	09/01/2018	08/31/2023	60	1,265.08	1.42	15,180.96	17.00	0.00	0.00	1,339.50	0.00
620	ROOF	GTE MOBILNET/VERI ZON	Commercial	276.00	06/01/2008		0	1,150.00	4.17	13,800.00	50.00	0.00	0.00	0.00	0.00
620	100E	VACANT		1,641.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
620	403	VACANT		1,216.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
620	670	VACANT		1,648.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
620	PLUG	VACANT		481.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**87,589.00**				**98,691.27**	**1.13**	**1,184,295.24**	**13.52**	**0.37**	**0.01**	**56,751.85**	**0.00**
Future/Pending Leases															
620	210	BLANCA KENIA AMAYA	Commercial	426.00	10/01/2018	10/31/2021	37	0.00	0.00	0.00	0.00	0.00	0.00	1,371.02	0.00

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	44	82,603.00	94.30	98,691.27	1,184,295.24
Vacant	4	4,986.00	5.69	0.00	0.00
Total	**48**	**87,589.00**		**98,691.27**	**1,184,295.24**

625 - THE PRESERVE,HOUSTON

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
625		PARKING LOT REPAIRS	Commercial	0.00	01/01/1900		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	00105	TEXAS GLASS TINT/SAM SCHILLACI	Commercial	2,233.00	08/01/2010	05/31/2021	130	3,070.38	1.38	36,844.56	16.50	0.66	0.00	508.33	0.00
625	00110	DRIVER RESOURCE COMPANY, LLC	Commercial	723.00	06/01/2014	05/31/2019	60	873.63	1.21	10,483.56	14.50	0.56	0.00	1,280.83	0.00
625	00115	KIRSTEN HANSEN	Commercial	943.00	05/01/2015	04/30/2021	72	1,375.21	1.46	16,502.52	17.50	0.00	0.00	1,335.92	0.00

Friday, September 28, 2018
04:19 PM

Page 9

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
625	00120	VOLLEY BOAST, LLC	Commercial	1,184.00	04/01/2017	05/31/2019	26	1,677.33	1.42	20,127.96	17.00	0.00	0.00	3,354.66	0.00
625	00126	MCCANNE & CURRIN, P.C.	Commercial	907.00	07/01/2014	07/31/2019	61	1,171.54	1.29	14,058.48	15.50	0.56	0.00	1,171.54	0.00
625	00130	KIDZ 2 KIDZ CHILD PLACING AGENCY	Commercial	784.00	06/01/2017	06/30/2022	61	980.00	1.25	11,760.00	15.00	0.00	0.00	980.00	0.00
625	00132	TRANSPORT WORKERS UNION	Commercial	1,524.00	10/01/2002	04/30/2022	235	2,108.20	1.38	25,298.40	16.60	0.00	0.00	562.50	0.00
625	00133	RANDY MILKOVISCH and MARK EDMONDSON	Commercial	808.00	11/15/2017	11/30/2018	13	1,144.67	1.42	13,736.04	17.00	0.00	0.00	1,144.67	0.00
625	00160	DIANA TRONDSEN	Commercial	389.00	10/01/2013	09/30/2019	72	534.88	1.38	6,418.56	16.50	0.61	0.00	453.83	0.00
625	00200	TCMG, LP	Commercial	3,406.00	06/01/2014	10/31/2024	125	4,224.83	1.24	50,697.96	14.88	0.42	0.00	0.00	0.00
625	00203	KRISTEN JUUL	Commercial	425.00	09/12/2017	09/30/2023	73	650.00	1.53	7,800.00	18.35	0.00	0.00	650.00	0.00
625	00205	ISELA VILLARREAL	Commercial	405.00	11/01/2009	11/30/2018	109	540.00	1.33	6,480.00	16.00	0.00	0.00	501.18	0.00
625	00206	WORNER VELASCO SUAREZ, P.C.	Commercial	405.00	03/01/2017	08/31/2020	42	596.70	1.47	7,160.40	17.68	0.00	0.00	573.75	0.00
625	00210	LINDA KAGEY	Commercial	683.00	09/01/2015	09/30/2020	61	981.81	1.44	11,781.72	17.25	0.00	0.00	533.33	0.00
625	00230	ENRIQUE TORRES	Commercial	3,267.00	11/01/2006	08/31/2022	190	4,083.75	1.25	49,005.00	15.00	0.14	0.00	2,035.67	0.00
625	00240, 00250	ISAIAS D. TORRES	Commercial	3,748.00	08/01/2012	07/31/2023	132	4,997.33	1.33	59,967.96	16.00	0.00	0.00	4,172.00	0.00
625	00260	SIGN LANGUAGE ACCESSIBLE INTERPRETERS , LLC	Commercial	1,329.00	04/15/2017	04/30/2022	61	1,661.25	1.25	19,935.00	15.00	0.00	0.00	1,661.25	0.00
625	10103	TAG OPERATING COMPANY, INC.	Commercial	1,336.00	11/01/2015	01/31/2019	39	1,837.00	1.38	22,044.00	16.50	0.77	0.00	1,781.33	0.00
625	10105	WIX PROPERTY TAX SPECIALIST	Commercial	659.00	04/15/2006	04/30/2020	169	878.67	1.33	10,544.04	16.00	0.00	0.00	733.67	0.00
625	10115	KENDRA LEE-MARTIN	Commercial	807.00	04/01/2017	03/31/2022	60	1,042.38	1.29	12,508.56	15.50	0.00	0.00	1,042.38	0.00
625	10116	SUSAN A. SWAN, CHT	Commercial	405.00	02/15/2017	02/28/2022	61	506.25	1.25	6,075.00	15.00	0.00	0.00	506.25	0.00
625	10120	HEIGHTS INSURANCE & MULTISERVICE S	Commercial	924.00	11/01/2015	12/31/2018	38	1,270.50	1.38	15,246.00	16.50	0.66	0.00	1,270.50	0.00
625	10170	NELSON GONZALEZ	Commercial	523.00	06/01/2016	05/31/2019	36	653.75	1.25	7,845.00	15.00	0.07	0.00	653.75	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 10

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
625	10175	LAW OFFICE OF NICOLE BATES	Commercial	1,000.00	01/01/2017	12/31/2021	60	1,250.00	1.25	15,000.00	15.00	0.00	0.00	1,250.00	0.00
625	10190	THE MUNSON LAW FIRM	Commercial	1,336.00	09/18/2008	12/31/2021	160	1,725.67	1.29	20,708.04	15.50	0.00	0.00	1,781.33	0.00
625	10200	FRANK SALAZAR & CO., P.C.	Commercial	2,561.00	12/11/2010	06/30/2022	139	3,361.31	1.31	40,335.72	15.75	0.00	0.00	1,280.00	0.00
625	10210	NORD-SUD SHIPPING	Commercial	1,452.00	01/01/2010	02/28/2021	134	1,936.00	1.33	23,232.00	16.00	0.00	0.00	1,153.75	0.00
625	10260	OBGYN CARE, PA	Commercial	5,483.00	11/01/2014	04/30/2022	90	8,681.42	1.58	104,177.04	19.00	0.66	0.00	9,138.33	0.00
625	10270	HOUSTON PROPERTY MANAGEMENT CORP	Commercial	326.00	01/01/2011	12/31/2019	108	421.08	1.29	5,052.96	15.50	0.20	0.00	326.00	0.00
625	10275	BAYOU CITY WATERKEEPER , INC.	Commercial	839.00	06/01/2017	05/31/2019	24	1,258.50	1.50	15,102.00	18.00	0.00	0.00	1,258.50	0.00
625	10280	EASI - ENTERPRISE ALLIANCE SYSTEMS	Commercial	2,583.00	07/01/2014	08/31/2019	62	3,444.00	1.33	41,328.00	16.00	0.62	0.00	3,444.00	0.00
625	20111	STATE OFFICE OF ADMIN HEARING	Commercial	4,762.00	10/01/2002	12/31/2024	267	6,349.33	1.33	76,191.96	16.00	0.00	0.00	0.00	0.00
625	20115	ENTOMOLOGY ASSOCIATES, INC.	Commercial	1,054.00	01/23/2004	03/31/2019	183	1,537.08	1.46	18,444.96	17.50	0.13	0.00	1,230.00	0.00
625	20135	AMPT, LLC	Commercial	2,009.00	08/01/2015	11/30/2020	64	2,887.94	1.44	34,655.28	17.25	0.66	0.00	2,720.52	0.00
625	20140	ST. JUDE VISITING NURSES, INC.	Commercial	1,860.00	11/01/2014	03/31/2021	77	2,635.00	1.42	31,620.00	17.00	0.00	1.49	2,635.00	0.00
625	20150	AMERICARES FOUNDATION INC.	Commercial	1,893.00	01/01/2018	06/30/2019	18	2,366.25	1.25	28,395.00	15.00	0.00	0.00	2,366.25	0.00
625	20220	HELEN GORDAN INTERESTS, LTD.	Commercial	9,819.00	11/17/2017	02/28/2023	64	13,910.25	1.42	166,923.00	17.00	0.00	0.00	14,728.50	0.00
625	20230	NATIONAL STRUCTURAL ENGINEERING, INC.	Commercial	1,388.00	12/01/2011	11/30/2019	96	1,619.33	1.17	19,431.96	14.00	0.14	0.00	1,388.00	0.00
625	20260	GENE B. REYNOLDS	Commercial	2,230.00	02/10/2004	05/31/2021	208	3,066.25	1.38	36,795.00	16.50	0.07	0.00	874.00	0.00
625	20270	GRANT MCCANNA	Commercial	851.00	07/01/2014	06/30/2022	96	1,241.04	1.46	14,892.48	17.50	0.56	0.76	1,134.67	0.00
625	30100	BLUE RIBBON LP	Commercial	3,238.00	07/01/2006	07/31/2023	205	4,317.33	1.33	51,807.96	16.00	0.00	0.00	3,156.75	0.00
625	30103	SAY-AY, LLC	Commercial	1,276.00	08/01/2016	07/31/2021	60	1,860.83	1.46	22,329.96	17.50	0.07	0.00	1,860.83	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 11

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
625	30104	EZ MESSENGER, LLC	Commercial	1,844.00	11/01/2014	11/30/2018	49	2,612.33	1.42	31,347.96	17.00	0.61	0.00	3,125.17	0.00
625	30105	DIANA S. WALKER	Commercial	878.00	05/01/2010	06/30/2019	110	1,188.96	1.35	14,267.52	16.25	0.07	0.00	987.75	0.00
625	30112	DR. ARLETTE NAYLOR PHARO, D.O., P.A.	Commercial	1,937.00	12/01/2014	11/30/2019	60	2,905.50	1.50	34,866.00	18.00	0.66	0.62	5,972.42	0.00
625	30115	THE CUMMINGS GROUP, INC.	Commercial	1,271.00	11/01/2008	11/30/2019	133	1,853.54	1.46	22,242.48	17.50	0.24	0.00	1,747.63	0.00
625	30120	HOLISTIC DERMATOLOGY OF HOUSTON, PA	Commercial	1,158.00	06/01/2017	05/31/2020	36	1,809.38	1.56	21,712.56	18.75	0.00	0.00	1,809.38	0.00
625	30125	DIANA EISNER, M.D.	Commercial	1,912.00	10/01/2002	12/31/2022	243	2,748.50	1.44	32,982.00	17.25	0.00	0.31	1,752.67	0.00
625	30205	OREON DESIGN GROUP, LLC	Commercial	1,496.00	11/06/2017	11/30/2022	61	2,119.33	1.42	25,431.96	17.00	0.00	0.43	2,119.33	0.00
625	30255	JUAN MARTIN CURIMAN	Commercial	4,308.00	07/01/2014	07/31/2027	157	5,705.06	1.32	68,460.72	15.89	0.00	0.00	1,292.00	0.00
625	30260	PHUC VINH HUYNH	Commercial	1,360.00	05/15/2014	06/30/2022	98	1,870.00	1.38	22,440.00	16.50	0.56	0.00	1,700.00	0.00
625	30270	GULF HARBOR SHIPPING, LLC	Commercial	2,577.00	06/01/2008	05/31/2023	180	3,211.25	1.25	38,535.00	14.95	0.00	0.40	3,543.37	0.00
625	30280	LEVELSAIL TRADING, LLC	Commercial	1,792.00	06/01/2017	05/31/2020	36	2,464.00	1.38	29,568.00	16.50	0.00	0.00	2,389.33	0.00
625	30285	DON R. CAGGINS	Commercial	1,201.00	06/01/2008	12/31/2019	139	1,621.35	1.35	19,456.20	16.20	0.00	0.00	2,626.35	0.00
625	30290	MAKSIM MELNIKOV	Commercial	400.00	02/08/2018	01/31/2019	12	566.67	1.42	6,800.04	17.00	0.00	0.00	566.67	0.00
625	40001	HARTMAN TENANT LOUNGE	Commercial	521.00	10/01/2015		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	40003	HARTMAN STORAGE	Commercial	525.00	10/01/2015		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	40007	HARTMAN CONFERENCE ROOM	Commercial	1,568.00	10/01/2015		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	40015	HARTMAN MANAGEMENT, INC.	Commercial	1,507.00	05/01/2003		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	40020	EDDIE L. MOORE	Commercial	721.00	09/07/2018	10/31/2021	38	0.00	0.00	0.00	0.00	0.00	0.00	1,051.46	0.00
625	40100	STEPHEN C. GOULD, D.D.S, INC.	Commercial	1,890.00	07/01/2003	04/30/2022	226	2,520.00	1.33	30,240.00	16.00	0.00	0.00	2,396.00	0.00
625	40101	LYNN PAPPAS	Commercial	626.00	09/01/2017	09/30/2020	37	782.50	1.25	9,390.00	15.00	0.00	0.00	834.67	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 12

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
625	40102	CITIQUEST PROPERTIES, INC.	Commercial	1,928.00	08/01/2011	04/30/2019	93	2,731.33	1.42	32,775.96	17.00	0.00	0.00	1,081.00	0.00
625	40103	MAK-SHUR	Commercial	987.00	09/01/2004	11/30/2021	207	1,459.94	1.48	17,519.28	17.75	0.00	0.00	2,707.88	0.00
625	40103A	HEALTH CHOICE REHABILITATIO N CENTER	Commercial	902.00	09/01/2016	08/31/2021	60	1,353.00	1.50	16,236.00	18.00	0.07	0.00	1,353.00	0.00
625	40105	HARTMAN MANAGEMENT	Commercial	258.00	12/01/2010		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	40108	GLOBAL HEALING CENTER, INC	Commercial	3,617.00	12/01/2002	01/31/2020	206	12,776.50	3.53	153,318.00	42.39	0.66	0.72	1,108.00	0.00
625	40115	AMK FINANCIAL CORPORATION	Commercial	798.00	11/01/2013	11/30/2019	73	1,097.25	1.38	13,167.00	16.50	0.54	0.00	997.50	0.00
625	40190	TAMMY FOOD SERVICES, LLC	Commercial	1,219.00	01/01/2013	03/31/2023	123	1,015.83	0.83	12,189.96	10.00	0.73	0.00	0.00	0.00
625	40200	SCI TEXAS FUNERAL SERVICES, INC., a Delaware Corporation	Commercial	7,260.00	04/01/2014	03/31/2020	72	9,982.50	1.38	119,790.00	16.50	0.56	0.00	8,470.00	0.00
625	40234	GLOBAL HEALING CENTER, INC.	Commercial	3,984.00	03/14/2012	01/31/2020	95	0.00	0.00	0.00	0.00	0.58	0.00	0.00	0.00
625	40250	GLOBAL HEALING CENTER, LP	Commercial	1,691.00	02/01/2016	01/31/2020	48	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	40300	PURSUIT OF HAPPINESS BEHAVIORAL HEALTH, LLC	Commercial	1,554.00	05/20/2016	01/31/2023	81	2,007.25	1.29	24,087.00	15.50	0.00	0.00	841.23	0.00
625	40302	BETH L EMMONS	Commercial	471.00	09/01/2018	08/31/2020	24	667.25	1.42	8,007.00	17.00	0.00	0.00	667.25	0.00
625	40308	SPACE CITY COMMERCIAL AND RESIDENTIAL CONSTRUCTIO N, LLC	Commercial	2,439.00	11/01/2014	10/31/2018	48	3,252.00	1.33	39,024.00	16.00	0.00	0.00	1,473.33	0.00
625	40320	COMPASSIONA TE CARE HOSPICE	Commercial	3,430.00	03/01/2004	07/31/2019	185	4,573.33	1.33	54,879.96	16.00	0.62	0.17	3,018.00	0.00
625	40330	OCCUPATION AND REHABILITATIO N SERVICE, INC.	Commercial	1,380.00	09/20/2016	09/30/2021	61	1,926.25	1.40	23,115.00	16.75	0.07	0.00	4,140.00	0.00
625	40335	THE WAY HOME ADOPTION, INC.	Commercial	545.00	06/01/2017	05/31/2019	24	772.08	1.42	9,264.96	17.00	0.00	0.00	681.25	0.00

Friday, September 28, 2018
04:19 PM

Page 13

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
625	40370	RISING EAGLE CAPITAL GROUP LLC	Commercial	1,406.00	06/06/2018	10/31/2023	65	1,038.42	0.74	12,461.04	8.86	0.00	0.00	1,065.58	0.00
625	40380	TEXAS FORESTRY SERVICE	Commercial	1,076.00	10/01/2002	12/31/2018	195	1,389.83	1.29	16,677.96	15.50	0.00	0.00	0.00	0.00
625	40385	JOHN AARON VILLARREAL	Commercial	452.00	01/01/2014	12/31/2018	60	527.33	1.17	6,327.96	14.00	0.56	0.00	1,054.66	0.00
625	40390	LAW OFFICE OF MATTHEW H. AMMERMAN, P.C.	Commercial	1,623.00	05/15/2010	04/30/2020	120	2,130.19	1.31	25,562.28	15.75	0.00	0.00	1,859.69	0.00
625	50101	ADOLESCENT/CHILDREN PSYCHOTHERAPY SVS	Commercial	463.00	11/01/2009	01/31/2019	111	552.00	1.19	6,624.00	14.31	0.60	0.00	972.71	0.00
625	50110	KINGSBURY INSURANCE AGENCY	Commercial	1,596.00	11/25/2005	04/30/2020	174	2,553.60	1.60	30,643.20	19.20	0.00	0.00	1,994.00	0.00
625	50115	LEONARD P. KASOWSKI	Commercial	1,666.00	08/07/2017	08/31/2019	25	2,499.00	1.50	29,988.00	18.00	0.00	0.00	2,499.00	0.00
625	50116	JACKELINE CARDONA	Commercial	459.00	03/01/2017	02/28/2019	24	573.75	1.25	6,885.00	15.00	0.00	0.00	425.00	0.00
625	50120	KIRK BRIDGES & MAURY SAUNDERS	Commercial	898.00	09/18/2008	09/30/2019	133	1,159.92	1.29	13,919.04	15.50	0.00	0.00	1,085.08	0.00
625	50130	VONNE JONES	Commercial	3,525.00	02/01/2018	01/31/2024	72	4,112.50	1.17	49,350.00	14.00	0.00	0.00	5,287.50	0.00
625	50135	SYED M. NASIR	Commercial	2,438.00	09/01/2013	11/30/2019	75	3,352.25	1.38	40,227.00	16.50	0.73	0.00	3,352.25	0.00
625	50200	PENNCOMP, LLC	Commercial	4,235.00	03/01/2011	05/31/2019	99	5,293.75	1.25	63,525.00	15.00	0.20	0.00	3,809.00	0.00
625	50203	GREATER HEIGHTS AREA CHAMBER OF COMMERCE	Commercial	1,856.00	09/07/2017	09/30/2022	61	2,629.33	1.42	31,551.96	17.00	0.00	0.00	2,629.33	0.00
625	50223	DARLA THOMPSON	Commercial	834.00	06/01/2014	05/31/2019	60	1,112.00	1.33	13,344.00	16.00	0.56	0.00	1,112.00	0.00
625	50224	DR. E. NULIA CROUSE	Commercial	4,453.00	10/01/2002	03/31/2022	234	6,679.50	1.50	80,154.00	18.00	0.00	0.00	0.00	0.00
625	50225	LATITUDES ENVIRONMENTAL, LLC	Commercial	805.00	04/01/2016	03/31/2020	48	1,073.33	1.33	12,879.96	16.00	0.00	0.00	1,073.33	0.00
625	50226	CHARLES JOHNSON	Commercial	810.00	09/20/2008	09/30/2020	145	1,147.50	1.42	13,770.00	17.00	0.46	0.00	978.75	0.00
625	50227	WE HEART MASSAGE, LLC	Commercial	1,081.00	07/01/2015	06/30/2020	60	1,576.46	1.46	18,917.52	17.50	0.66	0.00	1,621.50	0.00
625	60100B	ENERGY FUNDERS LLC	Commercial	1,287.00	06/01/2018	10/31/2023	65	0.00	0.00	0.00	0.00	0.00	0.00	3,861.00	0.00
625	60110	JAVIER CASTELVI	Commercial	1,447.00	09/01/2018	08/31/2019	12	2,049.92	1.42	24,599.04	17.00	0.00	0.00	2,049.92	0.00

Friday, September 28, 2018
04:19 PM

Page 14

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
625	60140	SOURCE ENVIRONMENTAL SCIENCES, INC.	Commercial	3,181.00	01/22/2016	03/31/2021	63	4,373.88	1.38	52,486.56	16.50	0.07	0.00	8,747.76	0.00
625	60200	THE SERENITY RETREAT FOR HEALING AND SPIRITUAL RENEWAL, INC.	Commercial	2,384.00	08/15/2016	08/31/2021	61	3,028.00	1.27	36,336.00	15.24	0.67	0.00	3,278.00	0.00
625	60205	BADAH LLC	Commercial	4,164.00	01/22/2016	02/28/2021	62	5,985.75	1.44	71,829.00	17.25	0.07	0.00	5,985.75	0.00
625	60210	JOSEFA CHEHAYEB	Commercial	1,139.00	02/15/2016	02/28/2019	37	1,661.04	1.46	19,932.48	17.50	0.00	0.00	1,589.85	0.00
625	60215	JOSEF F. BUENKER, ATTORNEY AT LAW	Commercial	2,167.00	12/01/2014	02/28/2022	87	3,340.79	1.54	40,089.48	18.50	0.00	0.00	1,688.75	0.00
625	60220	SILBERMAN ENTERPRISES, INC.	Commercial	1,182.00	05/09/2014	08/31/2019	64	1,379.00	1.17	16,548.00	14.00	0.56	0.00	3,907.17	0.00
625	60230	FRANKLIN, MOSELE & WALKER PC	Commercial	1,405.00	02/15/2016	04/30/2023	87	1,961.15	1.40	23,533.80	16.75	0.07	0.00	1,961.15	0.00
625	60240	DGI-MENARD, INC.	Commercial	1,979.00	10/24/2016	10/31/2021	61	2,803.58	1.42	33,642.96	17.00	0.07	0.00	2,986.50	0.00
625	00100	VACANT		3,960.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	00204	VACANT		544.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	10110	VACANT		1,183.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	10111	VACANT		1,171.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	10150	VACANT		3,067.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	10160	VACANT		1,246.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	10240	VACANT		1,094.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	20106	VACANT		571.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	20160	VACANT		1,196.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	30207	VACANT		1,410.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	40008	VACANT		984.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	40009	VACANT		1,036.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	40012	VACANT		1,196.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	40022	VACANT		2,497.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	40104	VACANT		2,484.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	50100	VACANT		2,307.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	60100	VACANT		1,417.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	60105	VACANT		904.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	60115	VACANT		467.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	60120	VACANT		661.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	60125	VACANT		1,245.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	60130	VACANT		1,117.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 15

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
625	60135	VACANT		974.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
625	PLUG	VACANT		215.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**218,689.00**				**244,305.32**	**1.12**	**2,931,663.84**	**13.41**	**0.17**	**0.05**	**205,961.64**	**0.00**
Future/Pending Leases															
625	30207	BERNARDO J. GARCIA	Commercial	1,216.00	10/15/2018	11/30/2021	38	0.00	0.00	0.00	0.00	0.00	0.00	1,824.00	0.00
625	40008	JOHN R. BARTOS and WILLIAM J. RICE	Commercial	984.00	10/01/2018	11/30/2021	38	0.00	0.00	0.00	0.00	0.00	0.99	1,435.00	0.00
625	40009, 40012	CT KELLY & ASSOCIATES, INC.	Commercial	2,232.00	10/01/2018	09/30/2023	60	3,069.00	1.38	36,828.00	16.50	0.00	0.00	3,441.00	0.00
625	40104	RG TAYLOR II, PC	Commercial	2,484.00	10/01/2018	02/29/2024	65	0.00	0.00	0.00	0.00	0.00	0.00	3,726.00	0.00
625	60120	EVOLVE HOMEBUILDER S, LLC	Commercial	661.00	10/01/2018	10/31/2020	25	0.00	0.00	0.00	0.00	0.00	0.00	936.42	0.00

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	107	185,743.00	84.93	244,305.32	2,931,663.84
Vacant	24	32,946.00	15.06	0.00	0.00
Total	**131**	**218,689.00**		**244,305.32**	**2,931,663.84**

630 - CHELSEA SQUARE,HOUSTON

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
630	A10	ANIME JUTSU, LLC	Commercial	1,200.00	07/01/2017	09/30/2022	63	1,100.00	0.92	13,200.00	11.00	4.02	0.00	1,300.00	0.00
630	A11	SYLVIA DAVIS	Commercial	1,160.00	07/01/2018	07/31/2023	61	870.00	0.75	10,440.00	9.00	4.13	0.00	1,462.57	0.00
630	A16	VICTOR DOMINGUEZ	Commercial	4,000.00	06/01/2015	12/31/2022	91	4,000.00	1.00	48,000.00	12.00	4.36	0.00	3,265.46	0.00
630	A2	WOMEN'S HEALTH BOUTIQUE	Commercial	2,257.00	11/19/2002	03/31/2021	221	2,727.21	1.21	32,726.52	14.50	4.02	0.35	3,177.50	0.00
630	A3	M&J FURNITURE INC.	Commercial	1,360.00	04/01/2015	08/31/2020	65	960.00	0.71	11,520.00	8.47	4.36	0.00	1,358.93	0.00
630	A5	GAME OVER VIDEOGAMES, INC.	Commercial	2,000.00	05/01/2015	09/30/2020	65	3,333.33	1.67	39,999.96	20.00	4.81	0.00	3,920.00	0.00
630	A6	B&C SPA, LLC and QI WANG	Commercial	2,000.00	07/01/2015	10/31/2020	64	3,416.67	1.71	41,000.04	20.50	4.36	0.00	4,170.33	0.00
630	A7	MICHAEL CANTRELL and AMIR AMMAN	Commercial	1,000.00	02/01/2014	04/30/2019	63	1,166.67	1.17	14,000.04	14.00	4.36	0.40	1,443.34	0.00
630	A8	DENNIS ZASTROW	Commercial	800.00	06/01/2012	08/31/2023	135	1,033.33	1.29	12,399.96	15.50	4.13	0.00	2,441.34	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 16

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
630	A9	VERONICA ZAMORA	Commercial	800.00	09/01/2012	01/31/2021	101	733.33	0.92	8,799.96	11.00	4.40	0.00	1,000.00	0.00
630	B1	SMILE BRANDS OF TEXAS, LP	Commercial	6,200.00	11/19/2002	03/31/2023	245	9,816.67	1.58	117,800.04	19.00	3.55	0.00	0.00	0.00
630	B6	REPUBLIC FINANCE, LLC	Commercial	1,540.00	10/01/2017	01/31/2023	64	1,540.00	1.00	18,480.00	12.00	4.02	0.00	2,066.17	0.00
630	B7	CINDY TUYEN NGUYEN	Commercial	1,380.00	11/01/2015	02/28/2021	64	1,265.00	0.92	15,180.00	11.00	4.36	0.00	1,669.80	0.00
630	A1	VACANT		4,000.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
630	A12	VACANT		10,373.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
630	A13	VACANT		3,280.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
630	A15	VACANT		1,600.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
630	A18	VACANT		2,400.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
630	A19	VACANT		13,600.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
630	A4	VACANT		3,600.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
630	A5-A	VACANT		2,000.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
630	B10	VACANT		1,320.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
630	B2	VACANT		2,286.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
630	PKG	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
630	PLUG	VACANT		119.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**70,275.00**				**31,962.21**	**0.45**	**383,546.52**	**5.46**	**1.51**	**0.02**	**27,275.44**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	13	25,697.00	36.56	31,962.21	383,546.52
Vacant	12	44,578.00	63.43	0.00	0.00
Total	**25**	**70,275.00**		**31,962.21**	**383,546.52**

631 - WESTHEIMER CENTRAL,HOUSTON

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
631	0100	S&R PROFESSIONAL S, LP	Commercial	1,635.00	05/01/2017	06/30/2019	26	1,877.71	1.15	22,532.52	13.78	8.22	0.00	2,997.50	0.00
631	0105	CEDRIC YOUNG/ STATE FARM INS	Commercial	1,282.00	07/01/2003	08/31/2021	218	1,495.67	1.17	17,948.04	14.00	8.22	0.51	0.00	0.00
631	0110	HARTMAN MANAGEMENT OFFICE	Commercial	1,455.00	07/01/2003		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	0115	BLAKE YARBOROUGH	Commercial	798.00	07/01/2012	04/30/2019	82	1,429.75	1.79	17,157.00	21.50	0.00	1.63	1,970.26	0.00
631	0120	NGUYEN AND CHEN, L.L.P.	Commercial	987.00	04/15/2011	05/31/2027	194	1,144.92	1.16	13,739.04	13.92	8.22	0.66	1,706.69	0.00
631	0130	HMI-STORAGE	Commercial	328.00	07/01/2011	06/30/2020	108	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 17

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
631	0140	HMI-STORAGE	Commercial	125.00	01/01/2006		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	0150	CAPITAL CONCEPTS, INC.	Commercial	2,396.00	01/01/2012	04/30/2019	88	2,759.39	1.15	33,112.68	13.82	8.22	0.00	3,743.75	0.00
631	0200	WHITE & SHAVER	Commercial	2,148.00	07/01/2003	07/31/2020	205	3,048.37	1.42	36,580.44	17.03	8.47	0.00	2,437.00	0.00
631	0202	LAWANDA KAY HOWARD	Commercial	723.00	11/01/2011	10/31/2019	96	790.48	1.09	9,485.76	13.12	8.22	0.00	1,361.67	0.00
631	0203	ANGIE MONTELONGO	Commercial	354.00	02/20/2017	02/28/2022	61	397.66	1.12	4,771.92	13.48	8.22	0.00	649.00	0.00
631	0204, 0615	TRISTAR DENTAL LABORATORY	Commercial	1,694.00	11/24/2010	11/30/2020	121	855.44	0.50	10,265.28	6.06	3.31	0.00	1,764.71	0.00
631	0205	HARTMAN INCOME REIT-CONF. RM	Commercial	2,504.00	01/01/2007		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	0208	HARTMAN TENANT LOUNGE	Commercial	582.00	04/01/2018		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	0210, 0250	CHRISTIAN PROVIDER SERVICES, INC	Commercial	3,021.00	06/01/2018	07/31/2023	62	3,154.43	1.04	37,853.16	12.53	8.47	0.43	4,051.25	0.00
631	0225	VSS, LLC	Commercial	1,656.00	06/01/2013	09/30/2018	64	3,063.60	1.85	36,763.20	22.20	8.22	0.00	3,105.00	0.00
631	0235	REHAB WITHOUT WALLS, INC.	Commercial	1,551.00	10/01/2015	09/30/2021	72	1,635.01	1.05	19,620.12	12.65	8.22	0.00	1,635.01	0.00
631	0260	CORREA PROPERTIES, LLC	Commercial	1,659.00	03/01/2018	02/28/2023	60	1,041.02	0.63	12,492.24	7.53	8.47	0.00	2,765.00	0.00
631	0300	EVEROSE HEALTHCARE, INC.	Commercial	5,746.00	09/01/2012	01/31/2022	113	7,369.25	1.28	88,431.00	15.39	8.22	0.00	2,656.88	0.00
631	0350	HISTEEL PIPE & TUBE, INC.	Commercial	1,182.00	04/01/2017	06/30/2020	39	1,385.90	1.17	16,630.80	14.07	8.22	0.00	2,191.63	0.00
631	0353	FIVENGINEERIN G, LLC	Commercial	2,655.00	07/01/2017	12/31/2022	66	3,278.93	1.24	39,347.16	14.82	8.22	0.00	5,531.25	0.00
631	0360	NOVETUS ENGINEERING LLC	Commercial	5,027.00	03/01/2014	06/30/2022	100	5,475.24	1.09	65,702.88	13.07	8.22	0.00	6,097.92	0.00
631	0365	CAMPUS MANAGEMENT CORP.	Commercial	4,767.00	07/01/2017	12/31/2022	66	4,496.87	0.94	53,962.44	11.32	8.18	0.00	8,882.52	0.00
631	0400	DORF KETAL CHEMICALS LLC	Commercial	7,495.00	08/01/2012	05/31/2022	118	8,163.30	1.09	97,959.60	13.07	8.22	0.00	13,272.39	0.00
631	0403	VONG LAW FIRM PLLC	Commercial	1,563.00	08/21/2018	10/31/2023	63	1,378.05	0.88	16,536.60	10.58	8.47	0.00	2,481.26	0.00
631	0404	CUSTOM LOGISTICS OF TEXAS, LLC	Commercial	1,064.00	08/01/2018	10/31/2023	63	0.00	0.00	0.00	0.00	0.00	0.00	1,862.00	0.00

Friday, September 28, 2018
04:19 PM

Page 18

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
631	0408	AST ENERGY INTERNATIONAL CORPORATION	Commercial	2,936.00	03/01/2016	02/28/2021	60	3,332.36	1.14	39,988.32	13.62	8.22	0.00	25,505.00	0.00
631	0410	MOORE, REICHEL AND BAKER, PC	Commercial	3,026.00	06/01/2012	08/31/2022	123	3,245.39	1.07	38,944.68	12.87	8.22	0.00	5,295.50	0.00
631	0500	FARMERS, INC.	Commercial	3,123.00	06/10/2005	07/31/2019	170	6,246.00	2.00	74,952.00	24.00	0.00	1.06	2,050.00	0.00
631	0509	PETROCI USA INC.	Commercial	1,411.00	03/01/2018	03/31/2020	25	1,590.90	1.13	19,090.80	13.53	8.47	0.00	2,586.83	0.00
631	0510	BIZKEEPING CO.	Commercial	2,199.00	01/01/2012	12/31/2021	120	2,290.63	1.04	27,487.56	12.50	8.22	0.00	3,390.13	0.00
631	0520	FLEXTEK RESOURCES, LLC	Commercial	2,674.00	07/01/2018	06/30/2024	72	0.00	0.00	0.00	0.00	0.00	0.00	4,679.50	0.00
631	0525	ISRAEL GARCIA	Commercial	790.00	09/01/2018	08/31/2023	60	726.14	0.92	8,713.68	11.03	8.47	0.00	1,283.75	0.00
631	0530	IN-FUSE STAFFING, LLC	Commercial	1,200.00	05/01/2018	04/30/2024	72	0.00	0.00	0.00	0.00	0.00	0.00	2,100.00	0.00
631	0535	BAOWIN STEEL, LLC	Commercial	1,420.00	02/01/2017	02/28/2023	73	182.01	0.13	2,184.12	1.54	8.47	0.00	1,211.83	0.00
631	0600	ZEPHYR ENVIRONMENTAL CORPORATION	Commercial	4,881.00	11/15/2010	03/31/2021	125	5,336.56	1.09	64,038.72	13.12	8.22	0.00	6,146.67	0.00
631	0625	NGUYEN AND CHEN, LLP	Commercial	5,428.00	03/01/2017	05/31/2027	123	3,997.77	0.74	47,973.24	8.84	8.22	0.00	0.00	0.00
631	0705	TORRES FAMILY EST. 2010, LLC	Commercial	2,911.00	09/01/2018	08/31/2024	72	0.00	0.00	0.00	0.00	0.00	0.00	5,094.25	0.00
631	0710	LEXINGTON TECH INTERNATIONAL, LLC	Commercial	2,037.00	04/09/2016	04/30/2019	37	2,503.81	1.23	30,045.72	14.75	8.22	0.00	3,926.32	0.00
631	0740	EICHNER FAMILY, LP	Commercial	2,703.00	12/01/2007	12/31/2018	133	4,325.00	1.60	51,900.00	19.20	0.00	0.00	0.00	0.00
631	0750	3MG REALTY, LLC	Commercial	946.00	08/01/2018	11/30/2022	52	0.00	0.00	0.00	0.00	0.00	0.00	1,793.46	0.00
631	0760	ILSUNG INDUSTRIES, LLC	Commercial	832.00	05/01/2018	04/30/2019	12	938.08	1.13	11,256.96	13.53	8.47	0.00	1,525.33	0.00
631	0775	YAN WANG	Commercial	1,133.00	11/01/2013	04/30/2019	66	1,335.05	1.18	16,020.60	14.14	8.22	0.00	1,335.05	0.00
631	0780	LFF HOUSTON, INC.	Commercial	1,983.00	08/01/2018	09/30/2021	38	0.00	0.00	0.00	0.00	0.00	0.33	3,428.94	0.00
631	0820	SHIFTGIG INC.	Commercial	1,314.00	09/01/2015	08/31/2020	60	1,600.89	1.22	19,210.68	14.62	9.07	0.00	2,518.50	0.00
631	0828	PASONA N.A., INC.	Commercial	1,064.00	03/22/2013	06/30/2019	76	1,241.33	1.17	14,895.96	14.00	8.22	0.00	1,751.17	0.00
631	0900	KEANE FRAC TX, LLC	Commercial	9,998.00	07/26/2013	04/30/2020	82	14,488.98	1.45	173,867.76	17.39	8.22	0.00	3,986.67	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 19

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
631	0910	RESOURCE DATA, INC., a Alaska Corporation	Commercial	9,737.00	06/04/2012	07/31/2022	122	11,635.72	1.20	139,628.64	14.34	8.22	0.00	9,816.08	0.00
631	1000	LIFESTYLES UNLIMITED, INC.	Commercial	13,750.00	12/01/2007	08/31/2026	225	14,173.96	1.03	170,087.52	12.37	8.22	0.09	0.00	0.00
631	0201	VACANT		934.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	0355	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	0401	VACANT		2,012.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	0405	VACANT		1,635.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	0505	VACANT		2,312.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	0508	VACANT		1,992.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	0555	VACANT		2,517.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	0602	VACANT		826.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	0610	VACANT		2,304.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	0630	VACANT		5,435.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	0720	VACANT		5,044.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	0777	VACANT		2,080.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	0808	VACANT		1,589.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	0825	VACANT		639.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	0830	VACANT		1,852.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	0850	VACANT		3,478.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	0860	VACANT		2,281.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	0870	VACANT		1,510.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	0880	VACANT		3,552.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	0890	VACANT		2,455.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	1025	VACANT		6,166.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	PKG01	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
631	PLUG	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**182,506.00**				**133,431.57**	**0.73**	**1,601,178.84**	**8.77**	**4.91**	**0.05**	**160,587.67**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	51	131,893.00	72.26	133,431.57	1,601,178.84
Vacant	23	50,613.00	27.73	0.00	0.00
Total	**74**	**182,506.00**		**133,431.57**	**1,601,178.84**

651 - WALZEM PLAZA,SAN ANTONIO

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
651	5332-A	CITI TRENDS, INC. #345	Retail Lease	12,000.00	04/01/2008	03/31/2023	180	8,220.00	0.68	98,640.00	8.22	2.89	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 20

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
651	5340	WELLMED MEDICAL MANAGEMENT, INC.	Commercial	11,520.00	06/01/2018	09/30/2025	88	0.00	0.00	0.00	0.00	0.00	0.00	12,454.07	0.00
651	5360, 5362, 5364	VIETNAM MARKET/SON TRAN	Commercial	8,641.00	05/01/2007	11/30/2027	247	6,660.77	0.77	79,929.24	9.25	3.85	0.00	4,320.75	0.00
651	5366	GAMESTOP #808	Commercial	1,440.00	05/01/2003	01/31/2019	189	1,920.00	1.33	23,040.00	16.00	3.96	0.00	0.00	0.00
651	5368	ERN MOONEY/ RED WING SHOES	Commercial	2,880.00	05/01/2003	03/31/2022	227	3,840.00	1.33	46,080.00	16.00	4.32	0.00	2,448.00	0.00
651	5374	DUNG VU	Commercial	2,999.00	10/01/2017	09/30/2024	84	0.00	0.00	0.00	0.00	3.99	0.00	4,768.41	0.00
651	5380	GROTTO FOOD SYSTEMS, LLC	Commercial	5,873.00	04/01/2016	08/31/2026	125	5,383.58	0.92	64,602.96	11.00	3.99	0.00	5,000.00	0.00
651	5388	SABLE CONSTRUCTIO N INC.	Commercial	4,113.00	05/01/2003	03/31/2022	227	4,969.88	1.21	59,638.56	14.50	4.41	0.00	4,940.41	0.00
651	5392	FOOT LOCKER RETAIL INC. (Store#7417)	Commercial	3,484.00	09/01/2005	01/31/2021	185	5,806.67	1.67	69,680.04	20.00	4.08	0.00	0.00	0.00
651	5396	GREGORY BORREGO	Commercial	1,225.00	08/01/2017	07/31/2023	72	1,327.08	1.08	15,924.96	13.00	3.99	0.00	1,947.75	0.00
651	5402	JDC HEALTHCARE MANAGEMENT, LLC	Commercial	5,000.00	06/01/2010	09/30/2020	124	6,250.00	1.25	75,000.00	15.00	4.32	0.00	7,200.00	0.00
651	5405	WINGSTOP - SEE 5410	Commercial	0.00	06/01/2011	05/31/2021	120	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
651	5410	WINGSTOP	Commercial	2,787.00	05/01/2003	05/31/2021	217	4,250.18	1.53	51,002.16	18.30	4.58	0.00	0.00	0.00
651	5412	MYUNG LEE	Commercial	2,363.00	03/01/2006	07/31/2021	185	3,490.00	1.48	41,880.00	17.72	4.32	0.00	2,977.38	0.00
651	5420	FALLAS PAREDES / J & M SALES	Commercial	25,000.00	07/01/2004		0	13,021.25	0.52	156,255.00	6.25	2.84	0.00	0.00	0.00
651	5438	CITY GEAR, LLC	Commercial	4,800.00	05/01/2018	04/30/2028	120	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
651	5456	CATHERINE WANG LEE	Commercial	1,600.00	09/01/2018	02/28/2029	126	0.00	0.00	0.00	0.00	3.99	0.00	2,665.00	0.00
651	5464	HARBOR FREIGHT TOOLS	Commercial	18,125.00	12/15/2006	01/31/2022	182	10,460.00	0.58	125,520.00	6.93	2.75	0.00	0.00	0.00
651	5464B	99 CENT ONLY STORE	Commercial	17,915.00	01/01/2007	01/31/2022	181	9,130.18	0.51	109,562.16	6.12	2.71	0.00	0.00	0.00
651	5466	KIM SOOYOUNG	Commercial	8,000.00	07/25/2015	01/24/2026	126	6,333.33	0.79	75,999.96	9.50	4.40	0.00	9,472.80	0.00
651	5476	LIVING FAITH FELLOWSHIP CHURCH	Commercial	1,600.00	12/31/2015	11/30/2020	60	1,657.33	1.04	19,887.96	12.43	4.32	0.00	1,924.00	0.00
651	5486	TANDY LEATHER FACTORY INC.	Commercial	2,363.00	10/19/2005	11/30/2021	194	2,855.29	1.21	34,263.48	14.50	4.32	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 21

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
651	5488	REGIONAL FINANCE CORPORATION OF TEXAS	Retail Lease	1,356.00	03/01/2014	05/31/2019	63	1,553.75	1.15	18,645.00	13.75	3.99	0.00	0.00	0.00
651	5490	ALMARTINO AND YOLANDA STEWART	Commercial	1,374.00	10/01/2014	12/31/2019	63	1,488.50	1.08	17,862.00	13.00	4.76	0.00	1,827.42	0.00
651	5490A	AMTEL LLC	Commercial	1,356.00	05/25/2012	09/30/2022	125	1,864.50	1.38	22,374.00	16.50	3.99	0.00	0.00	0.00
651	5494	KNV INVESTMENTS, INC./JOHNNY KEEFER	Commercial	1,354.00	01/01/2013	01/31/2021	97	1,809.07	1.34	21,708.84	16.03	3.99	0.00	2,500.00	0.00
651	5496	DOMINO'S/SOUTH TX PIZZA	Commercial	2,363.00	05/01/2003	01/31/2023	237	3,692.19	1.56	44,306.28	18.75	4.56	0.00	0.00	0.00
651	S	STORAGE	Commercial	794.00	11/30/2004	11/30/2050	553	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
651	5332-B	VACANT		12,609.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
651	5334	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
651	5350	VACANT		2,880.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
651	5370	VACANT		1,420.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
651	5376	VACANT		2,400.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
651	5394	VACANT		2,400.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
651	5458	VACANT		1,600.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
651	5460	VACANT		3,200.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
651	5480	VACANT		3,200.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
651	PLUG	VACANT		679.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**182,713.00**				**105,983.55**	**0.58**	**1,271,802.60**	**6.96**	**2.54**	**0.00**	**64,445.99**	**0.00**
Future/Pending Leases															
651	5458	DUNG CHARLIE TRAN	Commercial	1,600.00	10/01/2018	11/30/2023	62	0.00	0.00	0.00	0.00	0.00	0.00	2,332.00	0.00

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	30	152,325.00	83.36	105,983.55	1,271,802.60
Vacant	10	30,388.00	16.63	0.00	0.00
Total	**40**	**182,713.00**		**105,983.55**	**1,271,802.60**

652 - 11811 NORTH FREEWAY,HOUSTON

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
652	105	MALDONADO BROS. CORP.	Commercial	909.00	04/01/2007	05/31/2019	146	1,439.25	1.58	17,271.00	19.00	0.49	0.00	1,136.25	0.00
652	130	FRED LOYA - TRAINING	Commercial	2,400.00	07/01/2015	11/30/2028	161	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
652	140	TAMMY FOOD SERVICES, LLC	Commercial	1,625.00	11/01/2016	04/30/2022	66	1,794.27	1.10	21,531.24	13.25	0.00	0.00	1,895.83	0.00

Friday, September 28, 2018
04:19 PM

Page 22

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
652	145	MCI METRO ACCESS TRANSMISSION SERVICES CORP	Commercial	575.00	12/09/1991	01/31/2021	350	1,102.08	1.92	13,224.96	23.00	0.79	0.00	1,220.43	0.00
652	150	VERIZON	Commercial	1,256.00	07/01/2003	05/31/2021	215	2,882.52	2.30	34,590.24	27.54	2.45	0.00	0.00	0.00
652	160	MANAGEMENT OFFICE	Commercial	1,376.00	05/01/2009		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
652	165	BELOR HOME HEALTH, INC.	Commercial	902.00	01/01/2015	03/31/2020	63	1,052.33	1.17	12,627.96	14.00	1.41	0.00	1,071.13	0.00
652	181	FRED LOYA - ADMINISTRATIO N/RETAIL SALES	Commercial	3,361.00	07/01/2015	11/30/2028	161	17,551.61	5.22	210,619.32	62.67	0.00	0.00	17,557.00	0.00
652	202	PALICO, INC.	Commercial	490.00	01/01/2011	12/31/2018	96	602.29	1.23	7,227.48	14.75	0.00	0.00	571.67	0.00
652	205	1 SOURCE PROJECT MANAGEMENT, LLC	Commercial	1,223.00	09/01/2017	08/31/2019	24	1,681.63	1.38	20,179.56	16.50	0.00	0.00	1,681.63	0.00
652	212	DAVID AMBROSE	Commercial	1,447.00	09/16/2014	11/30/2019	63	1,778.60	1.23	21,343.20	14.75	0.00	0.00	1,063.33	0.00
652	215	KEWANA DAVIS	Commercial	541.00	07/01/2018	07/31/2021	37	676.25	1.25	8,115.00	15.00	0.00	0.00	721.33	0.00
652	218	RICHARD LEGAL GROUP, PLLC	Commercial	980.00	04/01/2018	03/31/2021	36	1,225.00	1.25	14,700.00	15.00	0.00	0.00	1,306.67	0.00
652	222	SOUTHWEST ELEVATOR COMPANY	Commercial	824.00	01/01/2016	12/31/2018	36	1,030.00	1.25	12,360.00	15.00	0.00	0.00	961.33	0.00
652	225	CRUBHER, INC.	Commercial	880.00	05/01/2017	06/30/2022	62	1,283.33	1.46	15,399.96	17.50	0.00	0.00	1,393.33	0.00
652	260	SANG JOO	Commercial	544.00	01/01/2010	02/29/2020	122	691.33	1.27	8,295.96	15.25	0.68	0.00	691.33	0.00
652	270	ATLANTIC LIST COMPANY, INC.	Commercial	1,309.00	11/01/2017	10/31/2019	24	1,636.25	1.25	19,635.00	15.00	0.00	0.00	1,690.79	0.00
652	300	AMER REALTY INV/FIDINAM INV	Commercial	4,367.00	07/01/2003	11/30/2018	185	6,004.63	1.38	72,055.56	16.50	0.00	0.00	0.00	0.00
652	325	VANGUARD LOGISTICS SERVICES (USA) (see #350)	Commercial	2,097.00	09/01/2011	12/31/2020	112	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
652	350	VANGUARD LOGISTICS SERVICES (USA), INC.	Commercial	2,640.00	07/01/2004	12/31/2020	198	6,513.38	2.47	78,160.56	29.61	0.00	0.00	4,585.00	0.00
652	385	AMERICAN POSTAL WORKERS UNION	Commercial	3,450.00	10/01/2013	12/31/2018	63	4,600.00	1.33	55,200.00	16.00	1.40	0.19	4,025.00	0.00
652	410-A	KELLY CASE - PRIMERICA	Commercial	1,449.00	07/01/2011	06/30/2023	144	1,750.88	1.21	21,010.56	14.50	0.00	0.00	3,381.00	0.00
652	410-B	LLOYD HECARD - PRIMERICA	Commercial	939.00	07/01/2011	06/30/2023	144	1,134.63	1.21	13,615.56	14.50	0.00	0.00	1,095.50	0.00

Friday, September 28, 2018
04:19 PM

Page 23

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
652	410-C, 410-E	SHIRELLA GAMBLE	Commercial	1,295.00	04/01/2016	06/30/2023	87	1,672.71	1.29	20,072.52	15.50	0.00	0.00	708.75	0.00
652	410-D	DOMINICK ROSE	Commercial	623.00	07/01/2018	06/30/2023	60	752.79	1.21	9,033.48	14.50	0.00	0.00	856.63	0.00
652	410-F	JULIET O. MENSAH	Commercial	614.00	12/12/2016	07/31/2023	80	741.92	1.21	8,903.04	14.50	0.00	0.00	767.50	0.00
652	412	LEGACY BUSINESS DEVELOPMENT, INC.	Commercial	1,397.00	02/01/2018	04/30/2023	63	1,833.56	1.31	22,002.72	15.75	0.00	0.00	2,124.60	0.00
652	414	JCJ WINGS, LLC	Commercial	2,004.00	03/01/2016	04/30/2019	38	2,421.50	1.21	29,058.00	14.50	0.00	0.00	2,421.50	0.00
652	415	BIG CITY FINANCE	Commercial	1,674.00	10/01/2004	10/31/2020	193	2,720.25	1.62	32,643.00	19.50	0.00	0.78	2,916.00	0.00
652	416	EAGLE AMERICAN INSURANCE AGENCY, LLC	Commercial	834.00	08/01/2015		0	990.38	1.19	11,884.56	14.25	1.47	0.00	990.38	0.00
652	450	JOEL ORELLANA	Commercial	598.00	11/23/2015	03/31/2021	65	722.58	1.21	8,670.96	14.50	0.00	0.00	1,495.00	0.00
652	500	MERIDIAN BUSINESS CENTERS SW PARTNERS LP	Commercial	17,300.00	12/01/2006	12/31/2021	181	22,345.83	1.29	268,149.96	15.50	0.51	0.00	5,238.50	0.00
652	600	MINT DENTISTRY, PLLC	Commercial	3,796.00	05/01/2018	04/30/2024	72	0.00	0.00	0.00	0.00	0.00	0.00	5,219.50	0.00
652	608	HOPE COUNSELING SERVICES, LLC	Commercial	253.00	01/01/2017	01/31/2019	25	358.42	1.42	4,301.04	17.00	0.00	0.00	358.42	0.00
652	610	A. GURVITCH/AG DOCTORS CNTR OF HOUSTON	Commercial	1,606.00	01/15/2007	02/28/2019	146	2,107.88	1.31	25,294.56	15.75	0.00	0.00	1,332.38	0.00
652	615	EFRAIN RODRIGUEZ AGENCY, LLC	Commercial	696.00	04/01/2018	03/31/2019	12	986.00	1.42	11,832.00	17.00	0.00	0.00	986.00	0.00
652	618	JUAN M. ALDAPE, ATTORNEY AT LAW	Commercial	1,583.00	09/01/2008	11/30/2019	135	2,110.67	1.33	25,328.04	16.00	0.00	0.00	1,978.75	0.00
652	620	PHARMACY BENEFIT GROUP, INC.	Commercial	1,321.00	01/01/2015	04/30/2020	64	1,623.73	1.23	19,484.76	14.75	1.37	0.00	3,302.50	0.00
652	625	EC, LLC	Commercial	2,326.00	12/01/2016	02/28/2022	63	2,810.58	1.21	33,726.96	14.50	0.00	0.00	1,588.13	0.00
652	630	HARTMANT-MAINTENANCE	Commercial	1,140.00	06/13/2008		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
652	700, 710	FRED LOYA - LEGAL/CLAIMS	Commercial	11,776.00	07/01/2015	11/30/2028	161	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 24

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
652	810	US SECURITY ASSOCIATES, INC.	Commercial	12,814.00	05/01/2015	10/31/2024	114	11,543.47	0.90	138,521.64	10.81	0.00	0.00	12,000.00	0.00
652	850, 900	FIRST FINANCIAL CAPITAL CORPORATION, a Texas Corporation	Commercial	24,545.00	10/01/2012	03/31/2023	126	35,283.44	1.44	423,401.28	17.25	1.62	0.06	0.00	0.00
652	PKG-03	TINA GALARDI	Commercial	0.00	08/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
652	ROOF	SPRINTCOM, INC.	Commercial	0.00	08/01/2014	07/31/2019	60	1,300.00	0.00	15,600.00	0.00	0.00	0.00	0.00	0.00
652	100	VACANT		1,770.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
652	190	VACANT		1,514.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
652	200	VACANT		3,557.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
652	210	VACANT		2,185.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
652	214	VACANT		2,320.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
652	255	VACANT		813.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
652	301	VACANT		2,868.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
652	355	VACANT		1,290.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
652	380	VACANT		600.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
652	410-G	VACANT		567.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
652	425	VACANT		874.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
652	480	VACANT		2,330.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
652	490	VACANT		2,064.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
652	601	VACANT		1,599.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
652	605	VACANT		759.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
652	622	VACANT		2,117.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
652	720	VACANT		5,356.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
652	800	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
652	PKG-01	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
652	PKG-02	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**156,362.00**				**148,755.97**	**0.95**	**1,785,071.64**	**11.42**	**0.40**	**0.03**	**90,333.09**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	48	123,779.00	79.16	148,755.97	1,785,071.64
Vacant	20	32,583.00	20.83	0.00	0.00
Total	**68**	**156,362.00**		**148,755.97**	**1,785,071.64**

653 - NORTHBELT ATRIUM I,HOUSTON

Current Leases

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 25

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
653	102	DEFENDERS, INC.	Commercial	2,006.00	08/01/2017	07/31/2019	24	2,591.08	1.29	31,092.96	15.50	0.00	0.00	2,507.50	0.00
653	103	SELECT PHYSICAL THERAPY HOLDINGS, INC.	Commercial	2,784.00	07/01/2016	07/31/2023	85	3,132.00	1.12	37,584.00	13.50	0.00	0.00	1,737.00	0.00
653	106	HARTMAN CONFERENCE ROOM	Commercial	1,136.00	10/01/2012		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
653	130	SELECT MEDICAL CORP./HEALTH SOUTH	Commercial	3,644.00	07/01/2002	06/30/2023	252	4,858.67	1.33	58,304.04	16.00	0.00	0.00	0.00	0.00
653	131	TINA'S FOOD SERVICING, LLC	Commercial	1,187.00	12/01/2011	11/30/2021	120	1,211.73	1.02	14,540.76	12.25	0.00	0.00	1,200.00	0.00
653	134	GCR LOGISTICS INC.	Commercial	2,088.00	08/15/2003	11/30/2022	232	2,523.00	1.21	30,276.00	14.50	0.00	0.00	1,562.50	0.00
653	160	AHLERS & STOLL P.C.	Commercial	3,760.00	12/15/1999	12/31/2020	253	5,013.33	1.33	60,159.96	16.00	0.87	0.19	3,506.00	0.00
653	165	INTERGLOBO NORTH AMERICA INC.	Commercial	1,010.00	01/01/2016	02/28/2022	74	1,199.38	1.19	14,392.56	14.25	0.00	0.00	2,398.76	0.00
653	197	HYUNDAI AMERICA SHIPPING AGENCY, INC.	Commercial	1,793.00	01/01/2014	02/28/2019	62	2,614.79	1.46	31,377.48	17.50	0.34	0.00	2,614.79	0.00
653	200	HARRIS COUNTY SHERIFF'S DEPT OFFICE	Commercial	27,303.00	08/01/2003	06/30/2020	203	37,158.64	1.36	445,903.68	16.33	0.00	0.11	0.00	0.00
653	255	AIR ONE LOGISTICS USA INC.	Commercial	743.00	03/01/2015	02/28/2021	72	928.75	1.25	11,145.00	15.00	0.00	0.00	913.27	0.00
653	260	RHENUS PROJECT LOGISTICS, INC.	Commercial	992.00	04/01/2003	05/31/2021	218	1,281.33	1.29	15,375.96	15.50	0.61	0.00	988.23	0.00
653	274	SLADE SHIPPING, INC.	Commercial	1,341.00	03/01/2012	09/30/2021	115	1,843.88	1.38	22,126.56	16.50	0.00	0.29	1,006.67	0.00
653	280	TRANSOCEANI C PROJECTS DEVELOPMENT COMPANY, INC.	Commercial	1,160.00	07/01/2016	12/31/2021	66	1,218.00	1.05	14,616.00	12.60	0.00	0.00	1,290.50	0.00
653	286, 290	HARRIS COUNTY SHERIFF	Commercial	1,073.00	01/01/2013	06/30/2020	90	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
653	299	HARTMAN MAINTENANCE OFFICE	Commercial	1,112.00	10/01/2006		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 26

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
653	307	WEST STATES ENERGY CONTRACTORS , INC.	Commercial	1,142.00	01/10/2017	01/31/2019	25	1,379.92	1.21	16,559.04	14.50	0.00	0.00	1,332.33	0.00
653	309	CHERYL IVORY	Commercial	1,346.00	09/01/2018	08/31/2020	24	1,458.17	1.08	17,498.04	13.00	0.00	0.00	1,514.25	0.00
653	350	PRINCE MINERALS INC., a Delaware Corporation	Commercial	22,946.00	09/01/2013	06/30/2023	118	24,858.17	1.08	298,298.04	13.00	0.00	0.00	17,265.21	0.00
653	IBP	IBP COMMERCIAL POA, INC.	Commercial	0.00	11/01/2007		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
653	100	VACANT		2,034.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
653	136	VACANT		2,172.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
653	140	VACANT		959.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
653	158	VACANT		1,327.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
653	162	VACANT		1,731.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
653	170	VACANT		1,857.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
653	180	VACANT		2,167.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
653	190	VACANT		2,827.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
653	195	VACANT		3,171.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
653	250	VACANT		3,777.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
653	270	VACANT		1,415.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
653	275	VACANT		1,114.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
653	301	VACANT		2,591.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
653	305	VACANT		6,383.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
653	306	VACANT		2,015.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
653	315	VACANT		3,064.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
653	317	VACANT		1,291.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**118,461.00**				**93,270.84**	**0.79**	**1,119,250.08**	**9.45**	**0.04**	**0.04**	**39,837.01**	**0.00**
Future/Pending Leases															
653	158	SOUTHERN STATES OFFSHORE, INC.	Commercial	1,327.00	11/01/2018	10/31/2019	12	1,603.46	1.21	19,241.52	14.50	0.00	0.00	1,603.46	0.00

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	21	78,566.00	66.32	93,270.84	1,119,250.08
Vacant	17	39,895.00	33.67	0.00	0.00
Total	**38**	**118,461.00**		**93,270.84**	**1,119,250.08**

655 - NORTH CENTRAL PLAZA,DALLAS

Current Leases

Friday, September 28, 2018
04:19 PM

Page 27

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
655	0100	BANCORPSOUTH BANK	Commercial	6,521.00	03/30/2018	03/31/2028	121	10,596.63	1.63	127,159.56	19.50	1.68	0.00	13,826.19	0.00
655	0103	CHARAN ASSOCIATES	Commercial	1,343.00	05/01/2001	04/30/2021	240	1,958.54	1.46	23,502.48	17.50	1.95	1.02	704.92	0.00
655	0105	CC CLOTHING CO.	Commercial	772.00	07/01/2002	05/31/2020	215	1,093.67	1.42	13,124.04	17.00	1.57	0.00	1,029.33	0.00
655	0110	HARTMAN CONFERENCE ROOM	Commercial	1,166.00	12/01/2014		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
655	0117	VENDING / BREAK ROOM	Commercial	451.00	01/01/2005	01/01/2050	540	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
655	0121	HARTMAN VENDING ROOM	Commercial	451.00	12/01/2014		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
655	0123	HYUNAE KANG dba LILY'S CAFE	Commercial	1,393.00	06/01/2005	02/28/2023	213	1,247.90	0.90	14,974.80	10.75	0.00	0.00	1,267.75	0.00
655	0200	PHYSICIAN'S CAPITAL INVESTMENTS, LLC	Commercial	6,315.00	03/07/2017	07/31/2022	65	8,420.00	1.33	101,040.00	16.00	1.57	0.00	9,209.38	0.00
655	0230	RELARO MEDICAL TRIALS, LLC	Commercial	3,746.00	04/01/2014	09/30/2021	90	4,526.42	1.21	54,317.04	14.50	2.04	0.00	1,877.75	0.00
655	0235	AWC SPECIALTY RX CONSULTING, LLC	Commercial	1,631.00	08/01/2016	07/31/2019	36	2,174.67	1.33	26,096.04	16.00	1.95	0.00	4,349.33	0.00
655	0250	THE VERMILLION LAW FIRM, LLC	Commercial	1,938.00	06/01/2016	11/30/2021	66	2,503.25	1.29	30,039.00	15.50	1.57	0.00	2,422.50	0.00
655	0300	PEDIATRIX MEDICAL SERVICES, INC.	Commercial	3,882.00	12/01/2001	12/31/2018	205	5,580.38	1.44	66,964.56	17.25	1.68	0.00	5,400.00	0.00
655	0302	PREMIER METROPOLITAN PROPERTIES, LLC	Commercial	1,252.00	06/01/2018	10/31/2024	77	0.00	0.00	0.00	0.00	1.57	0.00	1,930.17	0.00
655	0305	TETRA TECH, INC.	Commercial	2,886.00	06/01/2017	05/31/2020	36	4,127.67	1.43	49,532.04	17.16	1.57	0.00	0.00	0.00
655	0310	ANN NGUYEN	Commercial	1,316.00	01/01/2015	07/31/2022	91	1,562.75	1.19	18,753.00	14.25	2.90	0.00	1,645.00	0.00
655	0315	BROCK & GOETZMANN, PLLC	Commercial	2,239.00	08/01/2017	07/31/2022	60	3,153.26	1.41	37,839.12	16.90	1.57	0.00	3,405.15	0.00
655	0317	H.W. DRAUGHON & ASSOCIATES, LLC	Commercial	860.00	05/01/2010	06/30/2019	110	1,361.67	1.58	16,340.04	19.00	1.57	0.00	1,741.08	0.00
655	0325	DIETGENICS NUTRITION CONSULTING, LLC	Commercial	1,225.00	05/01/2015	06/30/2020	62	1,556.77	1.27	18,681.24	15.25	2.13	0.00	1,607.81	0.00

Friday, September 28, 2018
04:19 PM

Page 28

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
655	0330	TASK FORCE DAGGER FOUNDATION	Commercial	1,229.00	09/01/2017	01/31/2023	65	1,536.25	1.25	18,435.00	15.00	1.57	0.00	1,945.92	0.00
655	0335	CINDY ANSBACH	Commercial	2,126.00	11/01/2015	12/31/2018	38	2,630.93	1.24	31,571.16	14.85	2.13	0.00	2,630.93	0.00
655	0340	CHARLES CORLEY	Commercial	2,052.00	02/01/2009	10/31/2018	117	2,949.75	1.44	35,397.00	17.25	0.50	0.00	2,830.50	0.00
655	0350	AMERICAN BEST CARE HOSPICE, INC.	Commercial	1,554.00	05/01/2018	09/30/2025	89	0.00	0.00	0.00	0.00	1.57	0.00	2,525.25	0.00
655	0405	BUILDING CONFERENCE ROOM	Commercial	1,042.00	10/01/2002	10/01/2050	576	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
655	0425	TODD CAMPBELL and HANSON KNOX INSURANCE AGENCY	Commercial	3,427.00	05/01/2015	07/31/2020	63	4,176.13	1.22	50,113.56	14.62	2.13	0.00	1,267.00	0.00
655	0430	M&D BECKMAN INC.	Commercial	1,905.00	06/01/2003	05/31/2020	204	2,857.50	1.50	34,290.00	18.00	1.57	0.00	0.00	0.00
655	0500, 0550	EJES, INC., a Texas Corporation	Commercial	20,542.00	12/01/2012	10/31/2018	71	28,593.65	1.39	343,123.80	16.70	0.03	0.00	16,952.38	0.00
655	0600	T4 GLOBAL INC.	Commercial	3,240.00	12/01/2015	05/31/2021	66	3,915.00	1.21	46,980.00	14.50	1.95	0.00	4,050.00	0.00
655	0650	WELLSPINE, P.A.	Commercial	6,141.00	06/01/2016	09/30/2023	88	7,932.13	1.29	95,185.56	15.50	1.95	0.00	8,955.63	0.00
655	0660	ACCELERATE ONLINE MARKETING, INC.	Commercial	3,869.00	01/28/2017	05/31/2022	65	5,158.67	1.33	61,904.04	16.00	1.57	0.00	5,642.29	0.00
655	0675	AMERICAN RECEIVABLE CORPORATION	Commercial	2,467.00	11/01/2008	04/30/2023	174	3,443.52	1.40	41,322.24	16.75	1.95	0.00	7,819.59	0.00
655	0700	PYKE & PYKE, P.C.	Commercial	10,333.00	11/01/2005	02/28/2023	208	14,810.63	1.43	177,727.56	17.20	0.00	0.00	14,207.88	0.00
655	0710	MELSHIRE DFW, LP	Commercial	1,882.00	12/01/2007	06/30/2019	139	2,744.58	1.46	32,934.96	17.50	1.57	0.00	1,663.96	0.00
655	0722	HARTMAN MANAGEMENT INC.	Commercial	2,488.00	11/30/2004		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
655	0730	AWC SPECIALTY RX CONSULTING, LLC	Commercial	2,500.00	02/16/2016	02/28/2019	37	3,333.33	1.33	39,999.96	16.00	1.95	0.00	6,666.67	0.00
655	0735	PYKE & PYKE	Commercial	565.00	07/01/2005	02/28/2023	212	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
655	0800	JM BULLION, INC.	Commercial	9,327.00	06/01/2014	11/30/2019	66	12,321.63	1.32	147,859.56	15.85	2.04	0.00	8,153.75	0.00
655	0810	BENEFITCORP, INC.	Commercial	4,578.00	12/01/2014	11/30/2020	72	5,531.75	1.21	66,381.00	14.50	2.04	0.00	5,722.50	0.00

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04:19 PM

Page 29

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
655	0812	COOK FINANCIAL SERVICES	Commercial	2,004.00	10/01/2007	02/28/2023	185	2,672.00	1.33	32,064.00	16.00	1.68	0.00	3,006.00	0.00
655	0816	EUGENE C. STONER, JR.	Commercial	3,291.00	06/01/2003	11/30/2022	234	4,388.00	1.33	52,656.00	16.00	1.57	0.00	0.00	0.00
655	0818	LAUREN JORDAN, LCSW, CST	Commercial	641.00	05/01/2018	09/30/2025	89	0.00	0.00	0.00	0.00	1.57	0.00	1,068.33	0.00
655	0900	INTEGRATED TELECOM SOLUTIONS	Commercial	5,220.00	05/01/2007	09/30/2022	185	6,525.00	1.25	78,300.00	15.00	1.57	0.00	10,824.00	0.00
655	0910	PALADIN EQUITY PARTNERS, LLC and SANTA FE RESOURCE DEVELOPMENT, INC.	Commercial	1,976.00	04/27/2017	04/30/2023	73	2,717.00	1.38	32,604.00	16.50	1.95	0.00	3,211.00	0.00
655	0925	MOVE IT MANAGEMENT LLC	Commercial	5,466.00	11/15/2015	04/30/2021	66	6,832.50	1.25	81,990.00	15.00	2.13	0.00	7,288.00	0.00
655	0930	AM HEALTHCARE HOLDINGS, LLC	Commercial	2,931.00	12/01/2017	11/30/2018	12	4,518.63	1.54	54,223.56	18.50	1.57	0.00	4,518.63	0.00
655	0950	AM HEALTHCARE HOLDINGS, LLC	Commercial	1,489.00	06/01/2017	11/30/2018	18	2,171.46	1.46	26,057.52	17.50	1.93	0.00	2,171.46	0.00
655	1000	ZION OIL & GAS, INC.	Commercial	8,774.00	12/01/2015	05/31/2021	66	10,236.33	1.17	122,835.96	14.00	1.95	0.00	9,095.00	0.00
655	1010	PROPERTY TAX AFFILIATES, INC.	Commercial	1,170.00	01/01/2012	12/31/2020	108	1,633.13	1.40	19,597.56	16.75	1.57	0.78	1,478.10	0.00
655	1014	YOGESH T. PATEL D.D.S., P.A.	Commercial	4,988.00	05/01/2010	04/30/2020	120	8,313.33	1.67	99,759.96	20.00	0.00	0.00	8,521.17	0.00
655	1016	EJES, INC.	Commercial	2,552.00	12/01/2012	09/30/2018	70	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
655	0100-A	VACANT		3,983.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
655	0210	VACANT		81.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
655	0260	VACANT		1,855.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
655	0275	VACANT		3,149.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
655	0410	VACANT		10,521.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
655	0420	VACANT		2,059.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
655	0421	VACANT		2,521.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
655	0620	VACANT		4,435.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
655	0720	VACANT		2,738.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
655	0905	VACANT		1,996.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
655	0920	VACANT		1,435.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
655	1018	VACANT		1,537.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 30

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
655	1024	VACANT		386.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
655	PLUG	VACANT		522.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**198,374.00**				**201,806.41**	**1.02**	**2,421,676.92**	**12.21**	**1.05**	**0.01**	**192,632.30**	**0.00**
Future/Pending Leases															
655	0275	JMA FIRM, PLLC	Commercial	5,004.00	12/01/2018	06/30/2026	91	0.00	0.00	0.00	0.00	1.57	0.00	8,340.00	0.00

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	50	161,156.00	81.23	201,806.41	2,421,676.92
Vacant	14	37,218.00	18.76	0.00	0.00
Total	**64**	**198,374.00**		**201,806.41**	**2,421,676.92**

677 - 3100 TIMMONS,HOUSTON

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
Current Leases															
677	100	SCOTT ZAMIR and RYAN WIND	Commercial	2,696.00	04/01/2012	05/31/2019	86	5,504.33	2.04	66,051.96	24.50	0.70	0.18	4,570.00	0.00
677	101	KINETIC ORTHOTIC & PROSTHETIC SOLUTIONS, LLC	Commercial	2,015.00	07/01/2014	06/30/2020	72	2,543.94	1.26	30,527.28	15.15	8.68	0.00	2,500.00	0.00
677	130	K. RENEE SALON	Commercial	5,886.00	04/01/2004	09/30/2021	210	6,514.82	1.11	78,177.84	13.28	8.68	0.00	6,621.75	0.00
677	135	GREENWAY CHIROPRACTIC	Commercial	2,418.00	11/01/2007	04/30/2024	198	4,231.50	1.75	50,778.00	21.00	0.66	0.00	3,727.75	0.00
677	140	KIMBERLY A. SEFCOVIC & KIM M. CRAMER	Commercial	1,371.00	11/01/2014	12/31/2019	62	1,756.03	1.28	21,072.36	15.37	8.68	0.73	2,742.00	0.00
677	145	IMPECCABLE ENTERPRISES, LLC	Commercial	591.00	08/01/2018	07/31/2028	120	754.51	1.28	9,054.12	15.32	8.68	0.00	1,403.63	0.00
677	150	DR. WRIGHT & ASSOCIATES	Commercial	2,523.00	04/01/2004	07/31/2023	232	4,625.50	1.83	55,506.00	22.00	0.00	0.00	3,633.00	0.00
677	200	HOUSTON PETROLEUM COMPANY	Commercial	5,373.00	11/15/2005	07/31/2023	213	6,147.61	1.14	73,771.32	13.73	6.61	0.00	0.00	0.00
677	201	MERCURY CHAMBER ORCHESTRA INC.	Commercial	2,494.00	08/01/2018	07/31/2024	72	0.00	0.00	0.00	0.00	0.00	0.00	5,029.17	0.00
677	210	CARRIGAN & ANDERSON, PLLC	Commercial	2,601.00	06/01/2018	05/31/2025	84	0.00	0.00	0.00	0.00	0.00	0.18	5,472.94	0.00
677	215	KINECTED PILATES AND SPORTS CONDITIONING, LLC	Commercial	1,039.00	09/01/2018	12/31/2023	64	0.00	0.00	0.00	0.00	0.00	0.00	2,186.23	0.00

Friday, September 28, 2018
04:19 PM

Page 31

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
677	225	RENOVA HEALTHCARE MANAGEMENT, LLC	Commercial	3,015.00	09/01/2018	08/31/2024	72	3,786.34	1.26	45,436.08	15.07	8.68	0.00	6,595.31	0.00
677	250	ACUPUNCTURE THERAPEUTIC BEAUTY	Commercial	1,747.00	03/01/2015	08/31/2020	66	2,092.03	1.20	25,104.36	14.37	8.77	0.00	3,348.42	0.00
677	300	PEGGY A. MATTHEWS	Commercial	2,364.00	10/01/2009	04/30/2021	139	2,787.55	1.18	33,450.60	14.15	8.67	0.00	0.00	0.00
677	310	BRUERA LAW FIRM, PLLC	Commercial	1,935.00	03/01/2018	07/31/2023	65	2,026.91	1.05	24,322.92	12.57	8.68	0.00	3,749.06	0.00
677	311	NANNIES N TUTORS YOU ENT, LLC	Commercial	838.00	07/01/2018	10/31/2024	76	0.00	0.00	0.00	0.00	0.00	0.00	1,745.83	0.00
677	315	COGENT ENERGY SOLUTIONS, LLC	Commercial	1,542.00	04/01/2014	03/31/2019	60	2,043.15	1.32	24,517.80	15.90	8.35	1.48	4,551.75	0.00
677	320	ANDREW SALEM, MD	Commercial	625.00	08/01/2016	07/31/2020	48	810.94	1.30	9,731.28	15.57	8.68	0.00	1,250.00	0.00
677	330	DR. RONALD PARRIS, MD, PA	Commercial	2,701.00	01/01/2014	12/31/2018	60	2,721.26	1.01	32,655.12	12.09	8.90	0.22	4,783.02	0.00
677	340	KATHLEEN FUNK	Commercial	1,561.00	07/01/2018	08/31/2023	62	1,797.75	1.15	21,573.00	13.82	8.68	0.00	667.12	0.00
677	380	ROSAS AND SUERKEN, PLLC	Commercial	1,937.00	12/15/2010	04/30/2020	113	2,256.61	1.17	27,079.32	13.98	8.68	0.00	1,718.58	0.00
677	390	HOLD TIGHT SOLUTIONS, INC.	Commercial	1,139.00	02/01/2014	02/28/2019	61	1,123.78	0.99	13,485.36	11.84	8.68	0.68	1,993.25	0.00
677	401	JAMES S. WALKER	Commercial	2,582.00	06/01/2014	05/31/2020	72	3,367.36	1.30	40,408.32	15.65	8.68	0.00	4,303.33	0.00
677	410	RWS ARCHITECTS, INC.	Commercial	3,142.00	09/01/2007	03/31/2020	151	4,189.33	1.33	50,271.96	16.00	8.35	0.00	10,500.00	0.00
677	435	HR WALLINGFORD	Commercial	1,062.00	04/01/2008	04/30/2021	157	1,400.07	1.32	16,800.84	15.82	8.68	0.56	1,637.25	0.00
677	440	ROGER GODDARD, CPA, P.C.	Commercial	1,484.00	06/01/2005	05/31/2020	180	1,777.09	1.20	21,325.08	14.37	8.68	0.79	0.00	0.00
677	445	MOJTABA NAGHAVI DIVKOLAI	Commercial	1,945.00	02/15/2013		0	5,348.74	2.75	64,184.94	33.00	0.62	0.00	3,565.83	0.00
677	450	S & S THERAPY, L.P.	Commercial	2,190.00	04/01/2018	03/31/2024	72	0.00	0.00	0.00	0.00	0.00	0.00	4,836.25	0.00
677	455	NORMAN L. STRAUB and DAVID K. MESTEMAKER	Commercial	4,672.00	05/01/2014	09/30/2024	125	4,796.59	1.03	57,559.08	12.32	8.68	0.00	5,174.75	0.00
677	500	SUJEETH DRAKSHARAM	Commercial	1,416.00	01/11/2008	01/31/2019	133	2,507.50	1.77	30,090.00	21.25	1.89	0.00	1,332.25	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 32

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
677	520	RESOURCING EDGE HOLDING COMPANY, LLC	Commercial	1,785.00	03/01/2012	02/29/2020	96	2,327.94	1.30	27,935.28	15.65	8.68	0.00	3,049.38	0.00
677	525	HARTMAN MANAGEMENT OFFICE	Commercial	1,581.00	07/01/2018	06/30/2028	120	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
677	530	RIVER OAKS DOMESTIC AGENCY	Commercial	1,154.00	09/01/2005	08/31/2019	168	1,505.01	1.30	18,060.12	15.65	8.68	0.00	1,346.33	0.00
677	540	TONG WANG	Commercial	1,128.00	09/01/2018	08/31/2021	36	1,205.08	1.07	14,460.96	12.82	8.68	0.00	2,115.00	0.00
677	545	ONE 30 FITNESS	Commercial	805.00	04/01/2010	03/31/2020	120	1,117.60	1.39	13,411.20	16.66	8.68	0.00	1,408.75	0.00
677	555	HOGDEN INDUSTRIES, LLC	Commercial	2,482.00	12/01/2016	11/30/2023	84	3,220.40	1.30	38,644.80	15.57	8.68	0.19	2,032.96	0.00
677	565	HOUSTON NEUROPSYCHOLOGY ASSOCIATES, PLLC	Commercial	2,986.00	10/01/2017	09/30/2024	84	3,732.50	1.25	44,790.00	15.00	8.68	0.00	6,307.93	0.00
677	585	HYPE SPORTS MEDICINE, LLC	Commercial	2,262.00	02/15/2017	02/28/2022	61	2,795.46	1.24	33,545.52	14.83	8.68	0.00	4,401.48	0.00
677	PKG04	IRMA MANZANALES	Commercial	0.00	10/01/2015		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
677	PKG05	STEPHEN WALKER	Commercial	0.00	04/01/2011	03/31/2020	108	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
677	120	VACANT		8,707.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
677	125	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
677	230	VACANT		2,320.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
677	255	VACANT		2,479.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
677	260	VACANT		2,279.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
677	265	VACANT		1,743.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
677	312	VACANT		157.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
677	350	VACANT		7,814.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
677	415	VACANT		2,517.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
677	510	VACANT		1,981.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
677	PLUG	VACANT		181.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**111,265.00**				**92,815.23**	**0.83**	**1,113,782.82**	**10.01**	**4.59**	**0.08**	**120,300.30**	**0.00**
Future/Pending Leases															
677	120	AFFILIATES IN PHYSICAL THERAPY, INC.	Commercial	5,361.00	10/01/2018	09/30/2028	120	0.00	0.00	0.00	0.00	0.00	0.00	12,062.25	0.00

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	40	81,087.00	72.87	92,815.23	1,113,782.82

Friday, September 28, 2018
04:19 PM

Page 33

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
Vacant	11	30,178.00	27.12	0.00	0.00										
Total	**51**	**111,265.00**		**92,815.23**	**1,113,782.82**										
678 - MISSION CENTRE,HOUSTON															
Current Leases															
678		TOYIN AYOOLA dba SURE MERCIES MINISTRIES	Commercial	0.00	10/01/2008	03/31/2021	150	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
678	14410, 14420, 14617, 8410	AMMI USA, INC.	Commercial	14,745.00	06/01/2015	10/31/2026	137	7,954.65	0.54	95,455.80	6.47	3.83	0.00	10,679.17	0.00
678	14615	AMAL HAJI	Commercial	0.00	03/01/2008	01/31/2021	155	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
678	14619	CHAPEL OF MIRACLES, INC.	Commercial	1,525.00	08/01/2018	07/31/2023	60	1,588.54	1.04	19,062.48	12.50	4.03	0.00	2,278.61	0.00
678	14619-A	HAYAT'S FASHIONS	Commercial	2,500.00	02/10/2007	01/31/2021	168	2,187.50	0.88	26,250.00	10.50	4.03	0.48	1,500.00	0.00
678	14619-B	KHAN AMERICAN, LLC	Commercial	907.00	12/01/2017	02/29/2028	123	907.00	1.00	10,884.00	12.00	6.01	0.00	1,310.62	0.00
678	14621	DILPASAND MITHAI & SNACKS	Commercial	3,000.00	07/01/2009	06/30/2019	120	3,500.00	1.17	42,000.00	14.00	4.51	0.00	6,200.00	0.00
678	14623	SYED WASTY AND RUBINA WASTY	Commercial	1,200.00	03/25/2006	06/30/2019	160	1,439.65	1.20	17,275.80	14.40	4.31	0.00	900.00	0.00
678	14625	WORLD FOOD WAREHOUSE	Commercial	0.00	11/30/2004	11/24/2059	660	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
678	14629	YOSVANI DIAZ LOPEZ and DAMARI DUARTE RODRIGUEZ	Commercial	2,950.00	09/01/2018	09/30/2023	61	0.00	0.00	0.00	0.00	0.00	0.00	3,756.34	0.00
678	14631	BLESSING AKUNNA	Commercial	2,250.00	08/01/2010	07/31/2020	120	2,279.05	1.01	27,348.60	12.15	4.31	0.00	2,227.50	0.00
678	14631-A	NASIR NABIYA	Commercial	1,485.00	12/01/2014	03/31/2020	64	1,485.00	1.00	17,820.00	12.00	4.31	0.27	0.00	0.00
678	14633	LITTLE EINSTEIN'S LEARNING ACADEMY	Commercial	3,375.00	11/01/1997	09/30/2019	263	3,350.00	0.99	40,200.00	11.91	4.31	0.24	3,000.94	0.00
678	14635	TANGLES HAIR DESIGNER, INC.	Commercial	1,125.00	07/01/2008	01/31/2020	139	1,171.88	1.04	14,062.56	12.50	4.31	0.00	562.50	0.00
678	14635-A	NAILS TODAY	Commercial	845.00	03/01/2008	08/31/2023	186	950.63	1.13	11,407.56	13.50	4.39	0.47	800.00	0.00
678	14635-B	KAZEM AZIMI SHOOSHTAN	Commercial	900.00	10/01/2008	09/30/2018	120	1,053.00	1.17	12,636.00	14.04	4.64	0.44	975.00	0.00
678	14639-B	RIM JHIM INC.	Commercial	25,428.00	01/01/2015	12/31/2019	60	9,005.75	0.35	108,069.00	4.25	4.31	0.00	15,638.22	0.00
678	14641-A	SURE MERCIES MINISTRIES	Commercial	2,742.00	10/01/2008	03/31/2021	150	2,500.00	0.91	30,000.00	10.94	4.31	0.29	5,593.68	0.00

Friday, September 28, 2018
04:19 PM

Page 34

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
678	14641-B	DEBORAH GREEN	Commercial	1,383.00	06/01/2015	05/31/2020	60	1,181.31	0.85	14,175.72	10.25	4.03	0.00	1,600.82	0.00
678	14643	DOLLAR GENERAL #9781	Commercial	9,360.00	10/01/2003	08/31/2022	227	5,265.00	0.56	63,180.00	6.75	2.12	0.00	0.00	0.00
678	14649	FERNANDO MONSALVE	Commercial	1,463.00	12/01/2010	11/30/2018	96	1,584.92	1.08	19,019.04	13.00	4.34	0.27	1,728.78	0.00
678	14651	CANAAN CHRISTIAN CHURCH	Commercial	2,287.00	03/01/2008	04/30/2022	170	2,191.71	0.96	26,300.52	11.50	4.31	0.00	4,581.62	0.00
678	14655	MOHAMMAD SIBGHAT SIDDIQUI	Commercial	2,250.00	02/01/1993	03/31/2023	362	2,343.75	1.04	28,125.00	12.50	4.11	0.18	3,120.00	0.00
678	8404	BURGER KING	Commercial	3,585.00	01/11/1989	12/31/2021	396	7,670.59	2.14	92,047.08	25.68	2.11	0.00	0.00	0.00
678	8414	SEAN ENTERPRISES, INC/MEHMOOD VAGHER	Commercial	1,061.00	06/01/2011	08/31/2021	123	1,061.00	1.00	12,732.00	12.00	4.31	0.38	1,326.25	0.00
678	8416	DUPRE BARBER & STYLIST	Commercial	1,750.00	03/01/2008		0	1,432.00	0.82	17,184.00	9.82	4.42	0.23	1,750.00	0.00
678	14617-A	VACANT		1,753.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
678	14637	VACANT		8,400.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
678	14639	VACANT		12,674.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
678	14639-A	VACANT		2,028.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
678	PLUG	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**112,971.00**				**62,102.93**	**0.55**	**745,235.16**	**6.60**	**2.94**	**0.05**	**69,530.05**	**0.00**
Future/Pending Leases															
678	14635-B	SHAHRAM AZHA and SHAHRZAD AKHAVAN	Commercial	900.00	10/01/2018	09/30/2023	60	1,087.50	1.21	13,050.00	14.50	4.03	0.00	1,464.75	0.00

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	28	88,116.00	77.99	62,102.93	745,235.16
Vacant	5	24,855.00	22.00	0.00	0.00
Total	**33**	**112,971.00**		**62,102.93**	**745,235.16**

679 - REGENCY SQUARE,HOUSTON

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
679			Commercial	0.00	01/01/1900		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
679	101	AN-NISA HOPE CENTER	Commercial	2,315.00	08/01/2017	08/31/2020	37	2,303.43	1.00	27,641.16	11.94	0.00	0.00	2,303.43	0.00
679	102	RESOURCE HEALTH SERVICES, INC.	Commercial	3,253.00	05/01/2009	08/31/2019	124	3,930.17	1.21	47,162.04	14.50	0.00	0.00	3,253.00	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 35

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
679	105	GUARDIAN ANGELS SECURITY, LLC	Commercial	821.00	06/30/2017	08/31/2020	39	872.31	1.06	10,467.72	12.75	0.00	0.00	872.31	0.00
679	106	BRADLEY HIGHER EDUCATION GROUP, LLC	Commercial	1,555.00	04/04/2018	07/31/2023	64	1,781.77	1.15	21,381.24	13.75	0.00	0.00	1,781.77	0.00
679	110	THERAMAX THERAPY SERVICES, PC	Commercial	1,344.00	06/01/2016	05/31/2021	60	1,312.64	0.98	15,751.68	11.72	0.09	0.00	1,312.64	0.00
679	111	BRUCE A WOLFSON	Commercial	832.00	12/17/2005		0	1,144.00	1.38	13,728.00	16.50	0.00	0.00	0.00	0.00
679	112	BLACK & WHITE, INC.	Commercial	4,082.00	11/06/2017	04/30/2023	66	4,422.17	1.08	53,066.04	13.00	0.00	0.00	4,422.17	0.00
679	113	HARTMAN TENANT LOUNGE	Commercial	1,023.00	09/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
679	116	RESOURCE CARE CORPORATION	Commercial	1,033.00	05/01/2009	08/31/2019	124	1,211.19	1.17	14,534.28	14.07	0.00	0.00	0.00	0.00
679	117	DONALD ASHLOCK	Commercial	714.00	10/01/2016	09/30/2018	24	788.38	1.10	9,460.56	13.25	0.00	0.00	773.50	0.00
679	120	CAREER CHANGE CONNECTION, LLC	Commercial	568.00	07/01/2018	06/30/2021	36	568.00	1.00	6,816.00	12.00	0.00	0.00	568.00	0.00
679	131	AMW INTERNATIONAL, INC.	Commercial	1,558.00	04/19/2017	04/30/2020	37	1,558.00	1.00	18,696.00	12.00	0.00	0.00	3,116.00	0.00
679	133	NORTHEAST CORE INVESTMENT, LLC	Commercial	528.00	01/29/2018	01/31/2019	13	594.00	1.12	7,128.00	13.50	0.00	0.00	594.00	0.00
679	137	TERRET CONSTRUCTION, LLC	Commercial	753.00	12/01/2016	11/30/2018	24	815.75	1.08	9,789.00	13.00	0.00	0.00	815.75	0.00
679	140	AUSTIN NWABUISI	Commercial	700.00	08/01/2010	08/31/2019	109	904.17	1.29	10,850.04	15.50	0.00	0.00	0.00	0.00
679	141	EVANS AMOAKO	Commercial	968.00	01/18/2017	01/31/2021	49	1,100.00	1.14	13,200.00	13.64	0.00	0.00	594.00	0.00
679	150	EBONY SHELTON and DR. LIZZIE WEST	Commercial	978.00	06/09/2017	06/30/2020	37	1,003.27	1.03	12,039.24	12.31	0.00	0.00	2,006.54	0.00
679	152	ASAD KESARIA	Commercial	657.00	10/01/2017		0	710.00	1.08	8,520.00	12.97	0.00	0.00	710.00	0.00
679	154	LESI NLEKO	Commercial	2,374.00	06/01/2017	09/30/2024	88	2,445.22	1.03	29,342.64	12.36	0.00	0.00	2,445.22	0.00
679	155	ELDA MANAGEMENT SERVICES, INC.	Commercial	1,622.00	09/01/2013	08/31/2019	72	1,892.33	1.17	22,707.96	14.00	0.00	0.00	1,711.21	0.00
679	160	ASAD KESARIA	Commercial	1,159.00	12/21/2017	12/31/2019	25	1,255.58	1.08	15,066.96	13.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 36

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
679	170	MAP FREEDOM SOLUTIONS LLC	Commercial	764.00	03/01/2017	02/29/2020	36	859.50	1.12	10,314.00	13.50	0.00	0.00	859.50	0.00
679	200	HUNT & HUNT ENGINEERING CORP	Commercial	3,141.00	10/15/2008	09/30/2020	144	3,702.88	1.18	44,434.56	14.15	0.00	0.00	2,693.75	0.00
679	201	CAIR-TEXAS, INC.	Commercial	1,888.00	07/01/2018	11/30/2023	65	0.00	0.00	0.00	0.00	0.00	0.00	2,092.53	0.00
679	203	REFUGEE SERVICES OF TEXAS, INC.	Commercial	3,284.00	03/01/2018	04/30/2021	38	3,557.67	1.08	42,692.04	13.00	0.00	0.00	3,557.67	0.00
679	207	GREMBOWIEC & ASSOC.	Commercial	621.00	02/01/2005	01/31/2020	180	802.13	1.29	9,625.56	15.50	0.00	0.00	425.25	0.00
679	209	BLACKSTONE SECURITY SERVICES OF TEXAS, INC.	Commercial	1,123.00	04/06/2017	04/30/2020	37	1,123.00	1.00	13,476.00	12.00	0.00	0.00	1,123.00	0.00
679	210	LA ANCHOR HOME HEALTH SERVICES, INC.	Commercial	1,717.00	10/01/2012	09/30/2019	84	1,788.54	1.04	21,462.48	12.50	0.00	0.00	2,638.16	0.00
679	211	BELLA NOBLES	Commercial	2,412.00	07/19/2018	12/31/2023	66	0.00	0.00	0.00	0.00	0.00	0.00	2,914.50	0.00
679	213	GOLDEN ACCOUNTING SERVICES, LLC	Commercial	743.00	02/15/2018	03/31/2021	38	773.96	1.04	9,287.52	12.50	0.00	0.00	773.96	0.00
679	217	CARLTON JUNIOUS	Commercial	566.00	08/01/2003	07/31/2022	228	660.33	1.17	7,923.96	14.00	0.70	0.00	542.00	0.00
679	219	ASHLEY SPILLER	Commercial	1,223.00	03/19/2018	05/31/2023	63	1,299.44	1.06	15,593.28	12.75	0.00	0.00	1,299.44	0.00
679	220	DOMODAR R. BATTU	Commercial	1,203.00	01/07/2009	02/28/2019	122	1,303.25	1.08	15,639.00	13.00	0.00	0.00	1,253.14	0.00
679	221	MUDIAM, INC.	Commercial	505.00	11/01/2014	01/31/2020	63	631.25	1.25	7,575.00	15.00	0.00	0.00	1,528.75	0.00
679	222	LOURIANO MENDES	Commercial	308.00	01/26/2017	03/31/2022	63	346.50	1.12	4,158.00	13.50	0.00	0.00	693.00	0.00
679	223	HARTMAN MANAGEMENT	Commercial	1,314.00	10/01/2012	09/30/2022	120	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
679	225	GALEN PROCTOR	Commercial	1,198.00	01/12/2018	03/31/2023	63	1,247.92	1.04	14,975.04	12.50	0.00	0.00	2,495.84	0.00
679	230	FAMILY ENRICHMENT CLINIC, LTD. CO.	Commercial	1,027.00	12/01/2014	02/29/2020	63	1,155.38	1.13	13,864.56	13.50	0.00	0.00	1,150.24	0.00
679	245	FELICIA A. TAYLOR	Commercial	1,034.00	12/10/2014	03/31/2020	64	1,421.75	1.38	17,061.00	16.50	0.00	0.00	3,015.84	0.00
679	246	TOBI HEALTH CARE SERVICES	Commercial	3,825.00	10/01/2008	07/31/2019	130	4,462.50	1.17	53,550.00	14.00	0.47	0.00	1,877.25	0.00
679	250	YATIN PATEL	Commercial	510.00	08/01/2017	07/31/2020	36	573.75	1.12	6,885.00	13.50	0.00	0.00	573.75	0.00
679	255	CHEVELLE J. BROWN	Commercial	488.00	04/04/2018	04/30/2022	49	579.50	1.19	6,954.00	14.25	0.00	0.00	579.50	0.00

Friday, September 28, 2018
04:19 PM

Page 37

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
679	260	DYNAMIC ACCOUNTING SOLUTIONS, INC.	Commercial	1,032.00	08/01/2018	12/31/2023	65	0.00	0.00	0.00	0.00	0.00	0.00	1,096.50	0.00
679	270	VICTORIA A. LANE and RAGIB KOBILJAR	Commercial	1,014.00	12/01/2017	11/30/2021	48	1,140.75	1.12	13,689.00	13.50	0.00	0.00	1,140.75	0.00
679	146	VACANT		1,560.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
679	148	VACANT		600.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
679	240	VACANT		749.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
679	280	VACANT		959.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
679	PLUG	VACANT		418.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**64,063.00**				**58,042.38**	**0.91**	**696,508.56**	**10.87**	**0.04**	**0.00**	**61,603.86**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	44	59,777.00	93.30	58,042.38	696,508.56
Vacant	5	4,286.00	6.69	0.00	0.00
Total	**49**	**64,063.00**		**58,042.38**	**696,508.56**

681 - CENTRAL PARK BUSINESS CENTER,RICHARDSON

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
681	451	CHOICE SOLUTION SERVICES, INC.	Commercial	6,300.00	12/01/2017	03/31/2023	64	4,200.00	0.67	50,400.00	8.00	3.84	0.00	4,725.00	0.00
681	501	A.M. HOME DIAGNOSTICS, INC.	Commercial	12,003.00	06/01/2012	10/31/2023	137	7,001.75	0.58	84,021.00	7.00	3.83	0.00	6,128.13	0.00
681	600	INDEPENDENT DEALER GROUP	Commercial	22,324.00	09/25/2017	09/30/2023	73	7,441.33	0.33	89,295.96	4.00	3.84	0.00	17,673.17	0.00
681	700	SPEECH PRIVACY SYSTEMS, LLC	Commercial	8,559.00	11/15/2017	03/31/2025	89	5,349.38	0.63	64,192.56	7.50	3.84	0.00	6,918.53	0.00
681	702	CARRIER CORPORATION	Commercial	10,731.00	03/01/2013	06/30/2020	88	12,430.08	1.16	149,160.96	13.90	2.92	0.00	0.00	0.00
681	100	VACANT		4,289.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
681	401	VACANT		7,120.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
681	PLUG	VACANT		1,773.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
681	PLUG-CAR	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**73,099.00**				**36,422.54**	**0.50**	**437,070.48**	**5.98**	**3.01**	**0.00**	**35,444.83**	**0.00**

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 38

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent										
Occupied	5	59,917.00	81.96	36,422.54	437,070.48										
Vacant	4	13,182.00	18.03	0.00	0.00										
Total	**9**	**73,099.00**		**36,422.54**	**437,070.48**										
683 - SPRING VALLEY BUSINESS CENTER,RICHARDSON															
Current Leases															
683	1055	FCNH, INC.	Commercial	18,795.00	01/01/2011	04/30/2021	124	20,361.25	1.08	244,335.00	13.00	0.40	0.00	21,927.50	0.00
683	1055-110	ACFAR, PLLC - INJURY RELIEF CHIROPRATORS	Commercial	1,588.00	07/01/2015	11/30/2021	77	794.00	0.50	9,528.00	6.00	4.93	0.00	608.50	0.00
683	1055-120, 1055-130	CHRIST PURPOSE INTERNATIONAL CHURCH	Commercial	2,603.00	09/01/2015	01/31/2021	65	1,409.96	0.54	16,919.52	6.50	4.93	0.00	1,626.88	0.00
683	1055-140	EDUCATIONAL & CULTURAL INTERACTIONS, INC.	Commercial	1,270.00	05/01/2018	04/30/2020	24	830.79	0.65	9,969.48	7.85	4.93	0.00	883.71	0.00
683	1055-150, 1055-160	FNR SOLUTIONS, INC.	Commercial	2,499.00	02/01/2016	02/28/2022	73	1,356.33	0.54	16,275.96	6.51	4.93	0.00	854.67	0.00
683	1055A	STORAGE ROOM	Commercial	1,113.00	08/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
683	1057-110	BASH CAREER INSTITUTE	Commercial	605.00	02/15/2018	02/28/2019	13	705.83	1.17	8,469.96	14.00	0.00	0.00	1,411.66	0.00
683	1057-120	REMEDY RX GROUP, LLC	Commercial	4,040.00	10/01/2017	11/30/2020	38	4,881.67	1.21	58,580.04	14.50	0.00	0.00	2,136.42	0.00
683	1057-130	HARTMAN TENANT LOUNGE	Commercial	996.00	08/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
683	1057-135, 1057-140, 1057-145, 1057-150, 1057-155, 1057-160, 1057-165, 1057-200	DRS NETWORK & IMAGING SYSTEMS, LLC	Commercial	26,696.00	05/01/2018	10/31/2023	66	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
683	1059	CAF	Commercial	1,753.00	08/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 39

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
683	1059-110, 1059-120	GLOBAL FELLOWSHIP CHURCH	Commercial	6,875.00	12/01/2015	04/30/2021	65	3,437.50	0.50	41,250.00	6.00	4.93	0.00	4,010.42	0.00
683	1059-130	ANDREW RAGNELL	Commercial	2,065.00	09/01/2016	03/31/2019	31	1,290.61	0.62	15,487.32	7.50	4.93	0.00	1,428.76	0.00
683	1059-140	VIATRON SYSTEMS, INC.	Commercial	2,220.00	10/23/2017	10/31/2018	13	1,480.00	0.67	17,760.00	8.00	4.99	0.00	1,480.00	0.00
683	1059C	STATE OF TEXAS	Commercial	14,096.00	10/01/2012	09/30/2022	120	17,361.57	1.23	208,338.84	14.78	0.00	0.00	0.00	0.00
683	1055CAF	VACANT		1,316.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
683	1057	VACANT		1,661.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
683	1057-100	VACANT		1,000.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
683	1057-105	VACANT		938.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
683	1057-115	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
683	1059-105	VACANT		1,048.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
683	1059CAF	VACANT		1,127.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**94,304.00**				**53,909.51**	**0.57**	**646,914.12**	**6.86**	**1.08**	**0.00**	**36,368.52**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	25	87,214.00	92.48	53,909.51	646,914.12
Vacant	7	7,090.00	7.51	0.00	0.00
Total	**32**	**94,304.00**		**53,909.51**	**646,914.12**

685 - PROMENADE NORTH SHOPPING CENTER,RICHARDSON

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
685	2074	JAYSHREE NOVAK, MD	Commercial	1,504.00	05/01/2014	04/30/2019	60	1,026.48	0.68	12,317.76	8.19	4.09	0.00	1,522.80	0.00
685	2078	SWIFT STAFFING SOLUTIONS, LLC	Commercial	1,231.00	11/03/2014	10/31/2019	60	1,025.83	0.83	12,309.96	10.00	4.09	0.00	2,051.67	0.00
685	2091	NEMES CORPORATION	Commercial	1,109.00	03/01/2013	05/31/2021	99	924.17	0.83	11,090.04	10.00	3.76	0.00	1,295.50	0.00
685	2094	SUSAN J. ATEN, DDS	Commercial	2,051.00	04/01/2000	01/31/2020	238	2,307.38	1.13	27,688.56	13.50	4.09	0.00	1,700.00	0.00
685	2095	KYUNGEUN LEE	Commercial	2,371.00	04/01/2008	07/31/2019	136	1,975.83	0.83	23,709.96	10.00	4.09	0.00	2,568.58	0.00
685	2325	PROMENADE OPTICAL	Commercial	1,500.00	01/01/1999	12/31/2019	252	2,281.25	1.52	27,375.00	18.25	4.85	0.00	1,000.00	0.00
685	2355	LAWRIE FRIEDMAN, MD	Commercial	3,565.00	07/01/2001	12/31/2020	234	4,307.71	1.21	51,692.52	14.50	4.19	0.00	3,297.63	0.00
685	2360	EURO DELI	Commercial	2,100.00	05/01/2002	06/30/2023	254	2,275.00	1.08	27,300.00	13.00	3.95	0.00	1,925.00	0.00
685	2373	NTX BRAZILIAN JIU-JITSU, LLC	Commercial	3,025.00	11/01/2016	12/31/2021	62	2,079.69	0.69	24,956.28	8.25	4.00	0.00	2,268.75	0.00

Friday, September 28, 2018
04:19 PM

Page 40

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
685	2379	TEXAS BALLET THEATRE	Commercial	6,269.00	10/01/2002	07/31/2019	202	5,016.10	0.80	60,193.20	9.60	4.09	0.00	2,668.12	0.00
685	2402	SAN JOSE BEAUTY SALON	Commercial	656.00	06/01/2010	09/30/2023	160	701.02	1.07	8,412.24	12.82	4.09	0.00	2,380.55	0.00
685	2403	FAMILY DISCOUNT PHARMACY	Commercial	2,626.00	02/07/2002		0	2,844.83	1.08	34,137.96	13.00	4.55	0.03	3,656.69	0.00
685	2405	RICHARDSON'S CHILDREN THEATRE, INC.	Commercial	8,885.00	01/01/2007	03/31/2022	183	0.00	0.00	0.00	0.00	2.31	0.42	6,116.67	0.00
685	2486	JERRY B. COTNER, M.D., P.A. / OPHTHALMOLOGY ASSOC.	Commercial	3,816.00	09/01/1996	09/30/2020	289	2,226.00	0.58	26,712.00	7.00	4.37	0.00	0.00	0.00
685	2490	AT&T NETWORK REAL ESTATE	Commercial	398.00	01/01/2000	12/31/2020	252	2,217.39	5.57	26,608.68	66.86	4.09	0.00	416.66	0.00
685	2500	ROCKLER RETAIL GROUP, INC.	Commercial	6,531.00	01/01/2010	07/31/2020	127	8,087.56	1.24	97,050.72	14.86	3.87	0.00	0.00	0.00
685	2550B	MG DINING TEXAS, INC.	Commercial	2,700.00	04/01/2014	07/31/2019	64	4,500.00	1.67	54,000.00	20.00	4.09	0.00	4,500.00	0.00
685	2650	RVtoDANCE LLC	Commercial	2,472.00	08/01/2018	11/30/2023	64	0.00	0.00	0.00	0.00	3.76	0.00	2,422.56	0.00
685	2653	WARREN INSTRUCTIONAL NETWORK, LLC	Commercial	2,465.00	11/01/2012	01/31/2023	123	2,362.29	0.96	28,347.48	11.50	3.99	0.00	2,988.81	0.00
685	2655	ALL STAR DRIVING SCHOOL	Commercial	850.00	04/01/2010		0	672.92	0.79	8,075.04	9.50	4.04	0.00	1,000.00	0.00
685	2660	DR. VLADIMIR GREBENNIKOV	Commercial	4,859.00	06/01/2004	07/31/2019	182	7,086.04	1.46	85,032.48	17.50	3.76	0.00	6,984.99	0.00
685	2700	WINGSTOP RESTAURANT	Commercial	2,188.00	11/17/2005	11/30/2023	217	3,572.28	1.63	42,867.36	19.59	4.09	0.00	2,958.33	0.00
685	2701	PAPA MURPHY'S	Commercial	1,407.00	09/01/2009	08/31/2019	120	2,331.52	1.66	27,978.24	19.89	4.32	0.00	2,211.34	0.00
685	2702	VERIZON WIRELESS	Commercial	2,560.00	04/16/2006	03/31/2019	156	4,266.67	1.67	51,200.04	20.00	4.08	0.00	3,626.67	0.00
685	2850, 2860	NATHANIEL B. GRANT	Commercial	4,810.00	05/01/2018	04/30/2023	60	4,609.58	0.96	55,314.96	11.50	3.76	0.00	9,122.77	0.00
685	2875A	B&B RESALE 2, INC.	Commercial	2,080.00	09/01/2015	12/31/2020	64	2,470.00	1.19	29,640.00	14.25	4.09	0.00	2,470.00	0.00
685	2880	B&B RESALE FURNITURE, INC.	Commercial	1,788.00	01/01/2011	12/31/2020	120	1,229.25	0.69	14,751.00	8.25	4.09	0.00	2,363.81	0.00
685	2885	B & B RESALE	Commercial	2,657.00	01/01/2003	12/31/2020	216	3,155.19	1.19	37,862.28	14.25	4.20	0.00	2,435.58	0.00
685	3025	FIVE STAR CAFE LLC	Commercial	14,672.00	10/01/2013	05/31/2024	128	10,392.67	0.71	124,712.04	8.50	3.98	0.00	16,823.89	0.00

Friday, September 28, 2018
04:19 PM

Page 41

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
685	3027	M&Z ENTERPRISES, LLC	Commercial	10,969.00	03/01/2011	11/30/2019	105	10,283.44	0.94	123,401.28	11.25	4.09	0.00	13,345.62	0.00
685	3040	TEXAS HEALTH RESOURCES	Commercial	8,878.00	07/01/1997	12/31/2021	294	12,762.13	1.44	153,145.56	17.25	3.94	0.00	2,890.00	0.00
685	3070	SIMIN BEHESHTI	Commercial	750.00	02/01/2001	06/30/2021	245	907.50	1.21	10,890.00	14.52	3.76	0.00	859.37	0.00
685	3073	MARSHALL FITNESS, LLC	Commercial	6,525.00	01/01/2014	03/31/2019	63	5,437.50	0.83	65,250.00	10.00	3.76	0.00	7,617.94	0.00
685	3090	JAGRUTI PATEL	Commercial	2,535.00	09/01/2007	08/31/2023	192	3,168.75	1.25	38,025.00	15.00	3.79	0.00	3,798.85	0.00
685	3095	ZHENGUO SUN	Commercial	1,777.00	01/01/2018	12/31/2022	60	2,138.77	1.20	25,665.24	14.44	3.79	0.00	2,848.09	0.00
685	3095B	MARK DENNY, DDS	Commercial	1,916.00	07/28/1995	12/31/2021	318	2,355.08	1.23	28,260.96	14.75	3.30	0.00	0.00	0.00
685	3096	HENRY Z ROOFING	Commercial	724.00	09/01/2003		0	603.33	0.83	7,239.96	10.00	4.09	0.00	395.02	0.00
685	2085	VACANT		4,062.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
685	2320	VACANT		7,340.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
685	2330	VACANT		6,120.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
685	2350	VACANT		1,604.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
685	2375	VACANT		4,922.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
685	2377	VACANT		1,137.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
685	2381	VACANT		1,278.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
685	2480	VACANT		4,725.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
685	2485	VACANT		1,406.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
685	2501	VACANT		3,347.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
685	2550	VACANT		5,860.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
685	2703	VACANT		1,153.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
685	3000A	VACANT		2,220.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
685	3071	VACANT		1,149.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
685	3080	VACANT		2,022.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
685	PLUG	VACANT		1,021.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**176,585.00**				**123,601.15**	**0.70**	**1,483,213.80**	**8.40**	**2.80**	**0.02**	**124,532.26**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	38	127,219.00	72.04	123,601.15	1,483,213.80
Vacant	16	49,366.00	27.95	0.00	0.00
Total	**54**	**176,585.00**		**123,601.15**	**1,483,213.80**

686a - GARDEN OAKS ACQUISITIONS,HOUSTON

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
686a	3800	TERRY LEE DDS, PLLC	Commercial	5,679.00	07/14/2012	09/30/2025	159	12,848.19	2.26	154,178.28	27.15	3.88	0.00	9,775.19	0.00

Friday, September 28, 2018
04:19 PM

Page 42

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
686a	3800-A	TERRY LEE DDS, PLLC	Commercial	7,874.00	07/01/2015	08/31/2025	122	0.00	0.00	0.00	0.00	3.98	0.00	0.00	0.00
686a	3806	SUBWAY RESTAURANT	Commercial	1,537.00	03/01/1996	03/31/2019	277	2,676.30	1.74	32,115.60	20.89	3.98	0.00	1,788.00	0.00
686a	3808	SALEEM FARAHSHAH/ST AN CLEANERS	Commercial	3,150.00	01/10/1995	04/30/2020	304	4,540.00	1.44	54,480.00	17.30	3.98	0.13	3,816.00	0.00
686a	3814	FARMBOY BREW SHOP, LLC	Commercial	2,375.00	07/01/2014	07/31/2019	61	2,968.75	1.25	35,625.00	15.00	4.56	0.00	3,762.40	0.00
686a	3816	U.S. POSTAL SERVICE	Commercial	2,500.00	07/10/1996	06/30/2021	300	3,958.34	1.58	47,500.08	19.00	0.00	0.00	0.00	0.00
686a	3820	BROTHER'S PIZZERIA	Commercial	3,625.00	04/01/2011	09/30/2027	198	5,437.50	1.50	65,250.00	18.00	4.47	0.00	4,640.00	0.00
686a	3820-A	LIFE SAVERS EMERGENCY ROOM II, LLC	Commercial	6,462.00	09/01/2017	05/31/2028	129	8,616.00	1.33	103,392.00	16.00	3.98	0.00	12,832.46	0.00
686a	3830	MILLER'S CAFE	Commercial	2,625.00	07/01/1996	09/30/2021	303	5,468.75	2.08	65,625.00	25.00	4.31	0.00	3,571.00	0.00
686a	3832	DOLLAR TREE STORES, INC.	Commercial	9,616.00	02/01/2018	01/31/2023	60	8,814.67	0.92	105,776.04	11.00	3.83	0.00	0.00	0.00
686a	3832-A	AL MEGHANI ENTERPRISE, INC.	Commercial	1,050.00	06/01/2012		0	3,850.00	3.67	46,200.00	44.00	4.26	0.38	1,531.26	0.00
686a	3832-B	LAMINATE COUNTERTOPS , INC.	Commercial	2,300.00	12/01/2008	01/31/2019	122	1,899.42	0.83	22,793.04	9.91	4.70	0.35	1,875.00	0.00
686a	3902-A	SANG NGUYET NGUYEN	Commercial	1,413.00	05/01/2013	07/31/2023	123	1,884.00	1.33	22,608.00	16.00	5.60	0.00	2,126.57	0.00
686a	3912	JOSE URIAS	Commercial	2,602.00	09/01/2006	01/31/2022	185	1,892.00	0.73	22,704.00	8.73	4.31	0.00	875.00	0.00
686a	3924	CONNECT HEARING, INC.	Commercial	1,350.00	06/01/2003	04/30/2021	215	2,475.00	1.83	29,700.00	22.00	3.98	0.59	1,550.00	0.00
686a	4000	SPECTRASITE COMM., INC. #310214	Commercial	0.00	06/01/1997	05/31/2022	300	3,325.52	0.00	39,906.24	0.00	0.00	0.00	0.00	0.00
686a	PKG	D2 ICE, LLC	Commercial	0.00	05/01/2010	04/30/2020	120	500.00	0.00	6,000.00	0.00	0.00	0.00	0.00	0.00
686a	3804	VACANT		4,732.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
686a	3818	VACANT		1,063.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
686a	3834	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
686a	3838	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
686a	3902	VACANT		1,402.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
686a	3904-B	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
686a	3904-C	VACANT		4,237.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
686a	3910	VACANT		1,317.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
686a	3936	VACANT		25,722.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
686a	3938-A	VACANT		1,792.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
686a	3938-B	VACANT		3,388.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
686a	3938-D	VACANT		1,794.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 43

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
686a	PLUG	VACANT		173.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**99,778.00**				**71,154.44**	**0.71**	**853,853.28**	**8.56**	**2.13**	**0.02**	**48,142.88**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	17	54,158.00	54.27	71,154.44	853,853.28
Vacant	13	45,620.00	45.72	0.00	0.00
Total	**30**	**99,778.00**		**71,154.44**	**853,853.28**

687 - NORTHEAST SQUARE SHOPPING CENTER,HOUSTON

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
687	14-C	SANDRA AYON	Commercial	2,400.00	10/01/2013	09/30/2018	60	1,200.00	0.50	14,400.00	6.00	7.03	0.17	2,107.99	0.00
687	16-A	DOO YONG PARK DBA GOODY'S	Commercial	3,575.00	09/09/1992	11/30/2021	351	3,941.44	1.10	47,297.28	13.23	7.02	0.00	4,182.75	0.00
687	16-E	AQUARIUS T. JOHNSON	Commercial	1,273.00	01/18/2017	03/31/2022	63	1,007.79	0.79	12,093.48	9.50	6.10	0.00	1,730.23	0.00
687	16-F	PHANTASTIC FAMILY DENTAL CARE, P.A.	Commercial	3,245.00	05/01/2010	04/30/2020	120	3,380.21	1.04	40,562.52	12.50	6.93	0.00	3,374.11	0.00
687	16-H	FRED LOYA INSURANCE AGENCY, INC.	Commercial	1,600.00	04/01/2011	08/31/2021	125	1,800.00	1.12	21,600.00	13.50	5.68	0.00	0.00	0.00
687	18-A	VIETNAMESE NOODLE HOUSE	Commercial	1,170.00	10/01/2000	01/31/2021	244	1,608.75	1.38	19,305.00	16.50	6.74	0.00	1,521.00	0.00
687	18-B	NIKI NGUYEN	Commercial	1,165.00	08/01/1995	11/30/2019	292	1,922.25	1.65	23,067.00	19.80	6.10	0.00	1,106.75	0.00
687	18-C	DOUBLE T'S DONUTS	Commercial	1,950.00	09/01/2004	05/31/2019	177	2,125.50	1.09	25,506.00	13.08	6.74	0.00	1,267.50	0.00
687	18-D	MIRAECOMM HOUSTON 2, INC.	Commercial	1,660.00	05/17/2013	06/30/2023	122	2,075.00	1.25	24,900.00	15.00	6.32	0.24	2,000.00	0.00
687	18-E	DAVID TU	Commercial	2,500.00	11/01/2014	03/31/2021	77	3,750.00	1.50	45,000.00	18.00	6.74	0.16	5,097.92	0.00
687	6-A	TIENDA RIO LEMPA	Commercial	2,590.00	07/01/2015	01/31/2026	127	3,561.25	1.38	42,735.00	16.50	6.10	0.00	4,938.27	0.00
687	PAD-A	BANK OF AMERICA, NA	Commercial	0.00	08/15/1996	12/31/2021	305	907.50	0.00	10,890.00	0.00	0.00	0.00	0.00	0.00
687	PAD-B	J & M PROPERTIES / FALLAS PAREDES	Commercial	0.00	01/01/1900		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
687	PAD-C	FAMILY THRIFT STORE	Commercial	0.00	01/01/1900		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
687	PAD-D	JACK IN THE BOX	Commercial	0.00	01/01/1900		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
687	PAD-E	HARTZ CHICKEN	Commercial	0.00	01/01/1900		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 44

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
687	14-A	VACANT		4,573.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
687	14-B	VACANT		2,545.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
687	16-B	VACANT		1,625.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
687	16-C	VACANT		2,273.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
687	16-D	VACANT		1,297.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
687	16-G	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
687	6-C	VACANT		1,400.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
687	6-D	VACANT		3,659.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
687	PLUG	VACANT		25.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**40,525.00**				**27,279.69**	**0.67**	**327,356.28**	**8.08**	**4.58**	**0.03**	**27,326.52**	**0.00**
Future/Pending Leases															
687	16-D	US TECH EAST, LLC	Commercial	1,297.00	10/01/2018	11/30/2021	38	0.00	0.00	0.00	0.00	0.00	0.00	1,874.17	0.00

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	16	23,128.00	57.07	27,279.69	327,356.28
Vacant	9	17,397.00	42.92	0.00	0.00
Total	**25**	**40,525.00**		**27,279.69**	**327,356.28**

688 - CORNERSTONE TOWERS,HOUSTON

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
688	100	JAMES BUSH	Commercial	1,958.00	05/01/2017	08/31/2022	64	2,202.75	1.12	26,433.00	13.50	0.00	0.00	4,895.00	0.00
688	102	GATEWAY MORTGAGE GROUP, LLC	Commercial	1,503.00	05/27/2016	06/30/2019	38	1,753.50	1.17	21,042.00	14.00	0.06	0.61	1,753.50	0.00
688	103	TAPJETS INC	Commercial	1,393.00	09/01/2017	02/28/2021	42	1,509.08	1.08	18,108.96	13.00	0.00	0.00	303.75	0.00
688	105	MCDONALD'S CORP.	Commercial	2,940.00	06/01/1983	05/31/2020	444	26,527.38	9.02	318,328.56	108.28	0.00	0.00	0.00	0.00
688	110	LEAD CLICKZ, LLC	Commercial	1,479.00	03/01/2016	04/30/2019	38	1,602.25	1.08	19,227.00	13.00	0.00	0.00	1,602.25	0.00
688	115	BRIAN CELESTINE	Commercial	1,831.00	07/16/2015	09/30/2019	51	1,983.58	1.08	23,802.96	13.00	0.05	0.00	600.00	0.00
688	116	HARTMAN STORAGE	Commercial	211.00	01/01/2015	12/31/2025	132	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
688	200-ES	2ND FLOOR COMMON AREA	Commercial	2,399.00	12/01/2014		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
688	200A	J. THOMAS SMITH	Commercial	203.00	10/16/2015	05/31/2019	44	380.63	1.88	4,567.56	22.50	0.00	0.00	285.00	0.00
688	200F	BLUE EAGLE TRANSPORTATION, INC.	Commercial	173.00	10/01/2017	09/30/2018	12	349.89	2.02	4,198.68	24.27	0.00	0.00	349.89	0.00
688	200G	TIFFANY POCHE	Commercial	185.00	09/01/2013		0	433.60	2.34	5,203.20	28.13	0.00	0.00	250.00	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 45

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
688	200I	GARY V THOMAS	Commercial	151.00	02/16/2017	01/31/2019	24	283.13	1.88	3,397.56	22.50	0.00	0.00	283.13	0.00
688	200P	MARIA BALDERAS	Commercial	180.00	03/01/2018	02/28/2019	12	350.00	1.94	4,200.00	23.33	0.00	0.00	350.00	0.00
688	220	MAVEN POWER, LLC	Commercial	735.00	06/22/2015		0	1,592.50	2.17	19,110.00	26.00	0.08	0.00	735.00	0.00
688	250	BRIDGESTONE RETAIL OPERATIONS LLC	Commercial	3,192.00	11/03/2015	04/30/2021	66	3,484.60	1.09	41,815.20	13.10	0.06	0.00	0.00	0.00
688	300	MCDONALD'S CORP.	Commercial	14,994.00	06/01/1983	05/31/2020	444	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
688	400	BRYAN FAGAN	Commercial	8,683.00	09/07/2017	12/31/2023	76	6,880.25	0.79	82,563.00	9.51	0.00	0.00	7,938.75	0.00
688	430	ROBERT ADAMS, INC.	Commercial	691.00	12/01/2012	03/31/2019	76	748.58	1.08	8,982.96	13.00	0.10	0.00	294.00	0.00
688	450	APPLICABLE TECHNOLOGY INC,	Commercial	3,981.00	08/14/2017	11/30/2022	64	3,981.00	1.00	47,772.00	12.00	0.00	0.00	5,308.00	0.00
688	455	TYCON HYDROCARBONS, LLC	Commercial	595.00	02/01/2018	01/31/2019	12	644.58	1.08	7,734.96	13.00	0.00	0.00	644.58	0.00
688	500	SGR ENERGY, LLC	Commercial	4,349.00	02/18/2016	10/31/2021	69	2,907.67	0.67	34,892.04	8.02	0.00	0.00	2,907.67	0.00
688	555	SMALL BUSINESS BOOKKEEPING AND CONSULTING, LLC	Commercial	1,276.00	04/23/2015	06/30/2021	75	1,408.92	1.10	16,907.04	13.25	0.02	0.00	1,803.75	0.00
688	560	SOLTEX, INC.	Commercial	6,712.00	02/01/2004	08/31/2020	199	6,801.08	1.01	81,612.96	12.16	0.00	0.00	0.00	0.00
688	PKG-01	JEFF HARVEY	Commercial	0.00	09/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
688	PKG-02	Mollie Levar	Commercial	0.00	10/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
688	PKG-05	ANA GUERRERO	Commercial	0.00	08/01/2018		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
688	PKG-10	JUAN MARTINEZ	Commercial	0.00	09/13/2018		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
688	200B	VACANT		162.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
688	200C	VACANT		312.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
688	200D	VACANT		176.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
688	200E	VACANT		148.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
688	200H	VACANT		276.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
688	200J	VACANT		169.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
688	200K	VACANT		173.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
688	200L	VACANT		190.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
688	200M	VACANT		154.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
688	200N	VACANT		149.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
688	200Q	VACANT		247.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 46

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
688	200R	VACANT		203.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
688	240	VACANT		2,640.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
688	260	VACANT		2,260.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
688	410	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
688	420	VACANT		1,325.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
688	540	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
688	550	VACANT		2,610.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
688	PLUG	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**71,008.00**				**65,824.97**	**0.93**	**789,899.64**	**11.12**	**0.01**	**0.04**	**30,304.27**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	27	59,814.00	84.23	65,824.97	789,899.64
Vacant	19	11,194.00	15.76	0.00	0.00
Total	**46**	**71,008.00**		**65,824.97**	**789,899.64**

689 - NORTHCHASE CENTER,HOUSTON

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
689	100	MINI MARKET	Commercial	227.00	09/01/2014		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
689	110	CHRYSALIS MSP, LLC	Commercial	2,907.00	03/01/2014	05/31/2019	63	3,391.50	1.17	40,698.00	14.00	0.14	0.00	3,149.25	0.00
689	115	LEASECURE CORPORATION	Commercial	678.00	03/01/2015	03/31/2020	61	734.50	1.08	8,814.00	13.00	0.16	0.00	1,450.93	0.00
689	120	AAA TEXAS, LLC	Commercial	5,198.00	07/01/2015	08/31/2021	74	6,280.91	1.21	75,370.92	14.50	0.00	0.00	0.00	0.00
689	150	JAMES R. BECK	Commercial	3,597.00	03/01/2009	04/30/2023	170	4,406.33	1.23	52,875.96	14.70	0.00	0.22	4,496.25	0.00
689	180	NETWORK FUNDING LP	Commercial	2,018.00	10/01/2002		0	3,783.75	1.88	45,405.00	22.50	0.00	0.00	2,437.42	0.00
689	190	SEAH GLOBAL INC.	Commercial	1,907.00	08/22/2016	10/31/2018	27	2,224.83	1.17	26,697.96	14.00	0.00	0.00	2,224.83	0.00
689	200	HARTMAN MANAGEMENT	Commercial	2,203.00	01/01/2012	12/31/2021	120	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
689	205	JAMES R. BECK -STORAGE	Commercial	327.00	03/01/2009		0	0.00	0.00	0.00	0.00	0.00	4.00	0.00	0.00
689	210	NIDEC AMERICA CORP	Commercial	1,062.00	12/01/2007	11/30/2020	156	1,283.25	1.21	15,399.00	14.50	0.00	0.00	1,018.75	0.00
689	220	PROCESS TECHNICAL SERVICES INC.	Commercial	4,323.00	02/01/2006	02/28/2022	193	5,158.78	1.19	61,905.36	14.32	0.00	0.00	2,500.00	0.00
689	230	TEST CENTER USA, INC.	Commercial	1,163.00	04/01/2018	08/31/2023	65	1,356.83	1.17	16,281.96	14.00	0.00	0.00	1,550.67	0.00
689	245	TALBOT FINANCIAL LLC	Commercial	2,580.00	01/01/2014	01/31/2019	61	3,010.00	1.17	36,120.00	14.00	0.14	0.00	3,010.00	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 47

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
689	255	TWFG INSURANCE SERVICES LLC	Commercial	940.00	06/01/2018	09/30/2023	64	0.00	0.00	0.00	0.00	0.00	0.00	1,253.33	0.00
689	256	STEPHEN BLAKESLEY/GM S TALENT, L.P.	Commercial	575.00	07/01/2010	06/30/2021	132	742.71	1.29	8,912.52	15.50	0.00	0.00	766.67	0.00
689	257	COATES FIELD SERVICE, INC.	Commercial	642.00	04/01/2006	03/31/2019	156	829.25	1.29	9,951.00	15.50	0.00	0.00	775.75	0.00
689	260	CORNERSTONE PREFERRED RESOURCES	Commercial	3,211.00	01/01/2005	10/31/2021	202	4,013.75	1.25	48,165.00	15.00	0.00	0.24	2,745.17	0.00
689	270	ASTRO SIGN COMPANY	Commercial	3,032.00	07/01/2001	06/30/2019	216	3,916.33	1.29	46,995.96	15.50	0.00	0.00	0.00	0.00
689	330	WILLARD KIMBRELL	Commercial	3,083.00	07/01/2013	09/30/2019	75	3,853.75	1.25	46,245.00	15.00	0.00	0.00	3,053.92	0.00
689	335	GULF COAST BENEFITS DESIGN, INC.	Commercial	1,080.00	07/01/2015	06/30/2019	48	1,417.50	1.31	17,010.00	15.75	0.25	0.36	1,350.00	0.00
689	345	PUSAN PIPE AMERICA	Commercial	7,186.00	01/01/2002	10/31/2018	202	8,832.79	1.23	105,993.48	14.75	0.12	0.00	3,419.50	0.00
689	410	ARTHUR J. GALLAGHER RISK MANAGEMENT SERVICES	Commercial	7,159.00	12/01/2011	01/31/2022	122	9,038.24	1.26	108,458.88	15.15	0.00	0.38	0.00	0.00
689	450	ADVO, INC. - SEE SUITE 500	Commercial	0.00	09/01/2007	06/30/2020	154	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
689	460	LAYER2 COMMUNICATI ONS, INC.	Commercial	2,447.00	09/21/2015	11/30/2018	39	3,058.75	1.25	36,705.00	15.00	0.02	0.00	3,058.75	0.00
689	465	NATIONAL CAPITAL FUNDING, LTD	Commercial	4,332.00	10/01/2012	12/31/2022	123	4,873.50	1.12	58,482.00	13.50	0.00	0.00	4,783.25	0.00
689	500	ADVO, INC./VALASSIS	Commercial	26,281.00	09/01/2007	06/30/2020	154	35,041.33	1.33	420,495.96	16.00	0.20	0.00	0.00	0.00
689	600	GEMINI ENTERPRISES, INC.	Commercial	3,696.00	08/01/2010	07/31/2019	108	4,620.00	1.25	55,440.00	15.00	0.00	0.00	4,312.00	0.00
689	602	SIGNATURE PARTNERS, LLC	Commercial	3,310.00	06/01/2018	10/31/2023	65	0.00	0.00	0.00	0.00	0.00	0.00	4,137.50	0.00
689	630	EDWARD G. SILVERMAN, PH.D and ADRIENNE N. TINDER, PH.D	Commercial	2,187.00	08/01/2006	12/31/2020	173	2,551.50	1.17	30,618.00	14.00	0.00	0.00	2,642.63	0.00
689	650	CHAPARRAL MANAGEMENT COMPANY, INC.	Commercial	7,948.00	10/01/2017	09/30/2018	12	9,272.67	1.17	111,272.04	14.00	0.00	0.00	9,272.67	0.00
689	660	RITEKS, INC.	Commercial	5,164.00	03/01/2001	06/30/2020	232	6,433.48	1.25	77,201.76	14.95	0.00	0.00	5,723.67	0.00
689	PKG-1	HEATHER ROBINSON	Commercial	0.00	09/01/2009		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 48

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
689	PKG-11	ADRIENNE TINDER	Commercial	0.00	09/13/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
689	PKG-2	LISA COX	Commercial	0.00	09/01/2009		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
689	PKG-3	DENNIS EISELINE	Commercial	0.00	09/01/2009	09/30/2018	109	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
689	PKG-4	LARRY P LIGHTFOOT	Commercial	0.00	05/24/2012		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
689	PKG-5	ALAN L. STROUD	Commercial	0.00	06/01/2012		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
689	PKG-6	JODI MEDLOCK	Commercial	0.00	10/23/2015		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
689	PKG-9	KEITH MITCHAM	Commercial	0.00	04/06/2018		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
689	199	VACANT		3,145.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
689	250	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
689	300	VACANT		2,242.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
689	360	VACANT		8,413.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
689	470	VACANT		4,566.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
689	PKG-10	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
689	PLUG	VACANT		152.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**128,981.00**				**130,126.23**	**1.01**	**1,561,514.76**	**12.11**	**0.06**	**0.07**	**69,132.91**	**0.00**
Future/Pending Leases															
689	460	KINKA KIKAI INTERNATIONAL, LTD	Commercial	2,447.00	12/01/2018	01/31/2022	38	0.00	0.00	0.00	0.00	0.00	0.00	3,262.67	0.00

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	39	110,463.00	85.64	130,126.23	1,561,514.76
Vacant	7	18,518.00	14.35	0.00	0.00
Total	**46**	**128,981.00**		**130,126.23**	**1,561,514.76**

691 - 616 FM 1960 WEST,HOUSTON

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
691	100	JP MORGAN CHASE LEASE ADMINISTRATION	Commercial	15,055.00	12/29/1981	08/31/2022	489	22,268.85	1.48	267,226.20	17.75	0.00	0.00	0.00	0.00
691	101	DEBRA LAGATTA SCHMIDT & MARIO D. SILVA	Commercial	1,807.00	08/18/2016		0	5,345.70	2.96	64,148.40	35.50	0.00	0.00	2,672.85	0.00
691	200J	WESTCOTT LAW GROUP, PLLC	Commercial	494.00	09/01/2018	08/31/2021	36	0.00	0.00	0.00	0.00	0.00	0.00	1,091.74	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 49

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
691	240	REVAMPED SECURITY SOLUTIONS, LLC	Commercial	870.00	07/01/2018	08/31/2021	38	1,196.25	1.38	14,355.00	16.50	0.00	0.00	1,268.75	0.00
691	265	LIZ TRANSPORT & LOGISTICS, LLC	Commercial	486.00	05/01/2018	07/31/2023	63	648.00	1.33	7,776.00	16.00	0.00	0.00	1,377.00	0.00
691	316	OPERATING SYSTEMS, INC.	Commercial	914.00	10/01/2006	04/30/2019	151	1,485.25	1.62	17,823.00	19.50	0.00	0.00	1,256.75	0.00
691	325	BRIAN ISENHOWER and MELANIE ZERMENO	Commercial	764.00	04/01/2017	04/30/2020	37	1,177.83	1.54	14,133.96	18.50	0.00	0.00	2,419.34	0.00
691	330	VELOCITY UNIFIED COMMUNICATI ONS, INC.	Commercial	952.00	02/01/2013	07/31/2019	78	1,309.00	1.38	15,708.00	16.50	0.00	0.00	1,190.00	0.00
691	335	PATE TARABORELLI PARTNERS, LP	Commercial	5,133.00	10/15/2013	11/30/2019	74	7,592.56	1.48	91,110.72	17.75	0.51	0.09	7,271.75	0.00
691	380	PROGRESS RESIDENTIAL PROPERTY MANAGER, LLC	Commercial	2,379.00	06/01/2015	05/31/2019	48	3,965.00	1.67	47,580.00	20.00	0.74	0.00	7,632.63	0.00
691	400	VETCORE TECHNOLOGY, LLC	Commercial	4,282.00	07/01/2018	06/30/2024	72	0.00	0.00	0.00	0.00	0.00	0.00	6,423.00	0.00
691	410	SCOTT SEIFERT/PRIME COMPUTERS	Commercial	1,584.00	06/16/2011	10/31/2019	101	2,475.00	1.56	29,700.00	18.75	0.55	0.00	2,013.00	0.00
691	415	A-LINE LOGISTICS, INC.	Commercial	767.00	12/01/2017	01/31/2021	38	1,118.54	1.46	13,422.48	17.50	0.00	0.00	1,182.46	0.00
691	420	ELITE REWARDS GROUP LLC	Commercial	2,437.00	12/01/2017	05/31/2021	42	3,553.96	1.46	42,647.52	17.50	0.00	0.00	3,757.04	0.00
691	450	CHAMBERS LAW FIRM, PLLC	Commercial	3,682.00	02/01/2014	02/28/2019	61	5,216.17	1.42	62,594.04	17.00	0.36	0.00	5,216.17	0.00
691	460	LRS BILLINGS AND COLLECTIONS, LLC	Commercial	538.00	04/15/2015	04/30/2020	61	941.50	1.75	11,298.00	21.00	1.05	0.00	941.50	0.00
691	500	NORFOLK SOUTHERN RAILWAY CO. INC.	Commercial	2,255.00	08/01/1997	12/31/2019	269	3,833.50	1.70	46,002.00	20.40	0.74	0.00	0.00	0.00
691	520	R.H. HAEHNER	Commercial	845.00	10/01/2001	02/28/2019	209	1,267.50	1.50	15,210.00	18.00	0.00	0.00	1,161.88	0.00
691	522	THE SUAREZ LAW FIRM, PLLC	Commercial	1,540.00	06/01/2018	09/30/2023	64	0.00	0.00	0.00	0.00	0.00	0.00	2,310.00	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 50

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
691	525	KAISER-FRANCIS GULF COAST LLC	Commercial	1,080.00	03/01/2005	05/31/2020	183	1,642.50	1.52	19,710.00	18.25	0.99	0.56	1,485.00	0.00
691	528	ANDPAPPAS, LLC	Commercial	1,500.00	05/01/2018	04/30/2019	12	2,250.00	1.50	27,000.00	18.00	0.00	0.00	2,250.00	0.00
691	550	GOODRICH AMERICAS INC.	Commercial	1,190.00	04/01/2017	05/31/2020	38	1,834.58	1.54	22,014.96	18.50	0.00	0.00	1,884.17	0.00
691	575	C-K ASSOCIATES, LLC	Commercial	4,567.00	09/01/1996	11/30/2020	291	7,040.79	1.54	84,489.48	18.50	0.63	0.00	3,459.50	0.00
691	580	THOMPSON COMPANY, INC., a Georgia Corporation	Commercial	1,733.00	11/01/2012	12/31/2020	98	2,671.71	1.54	32,060.52	18.50	0.83	0.00	2,252.90	0.00
691	620	STACY LY	Commercial	1,038.00	06/01/2017	08/31/2022	63	1,513.75	1.46	18,165.00	17.50	0.00	0.00	1,643.50	0.00
691	635	LEO & DUTTON PLLC	Commercial	1,296.00	01/15/2009	04/30/2021	148	1,917.00	1.48	23,004.00	17.75	0.00	0.00	2,214.00	0.00
691	645	D AND B INSURANCE GROUP INC.	Commercial	1,054.00	01/01/2016	12/31/2018	36	1,405.33	1.33	16,863.96	16.00	0.51	0.00	1,405.33	0.00
691	650	DEL CORONA & SCARDIGLI USA, INC.	Commercial	2,875.00	07/10/2015	06/30/2020	60	4,499.38	1.57	53,992.56	18.78	0.74	0.00	4,424.39	0.00
691	660	CAROUSEL SPECIALTY PRODUCTS, INC.	Commercial	1,287.00	07/01/2012	08/31/2022	122	1,769.63	1.38	21,235.56	16.50	0.83	0.00	1,662.38	0.00
691	675	ANGELLE & DONOHUE PARTNERSHIP, LLC	Commercial	1,680.00	11/01/2016	01/31/2020	39	2,394.00	1.42	28,728.00	17.10	0.00	0.00	2,394.00	0.00
691	680	ADVANTAGE FINANCE, LLC	Commercial	1,473.00	07/01/2014	09/30/2019	63	2,209.50	1.50	26,514.00	18.00	1.05	0.00	2,209.50	0.00
691	700	TIOGA PIPE SUPPLY CO., INC	Commercial	5,568.00	11/01/2009	05/31/2020	127	10,045.60	1.80	120,547.20	21.65	0.63	0.00	9,744.00	0.00
691	775	DEBRA LAGATTA SCHMIDT	Commercial	1,134.00	03/13/2017	03/31/2019	25	1,748.25	1.54	20,979.00	18.50	0.00	0.00	1,748.25	0.00
691	780	VIBRANT COMPREHENSIVE SERVICES, LLC	Commercial	904.00	03/01/2018	02/29/2020	24	1,205.33	1.33	14,463.96	16.00	0.00	0.00	1,243.00	0.00
691	PKG	SEWELL HOUSTON COMPANY, LLC	Commercial	0.00	06/01/2013		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	ROOF	GTE MOBILNET OF SOUTH TEXAS LIMITED PARTNERSHIP	Commercial	511.00	02/01/2016	01/31/2021	60	2,500.00	4.89	30,000.00	58.71	0.00	0.00	0.00	0.00
691	105	VACANT		1,652.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 51

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
691	150	VACANT		3,140.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	200	VACANT		641.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	200A	VACANT		292.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	200B	VACANT		533.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	200C	VACANT		345.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	200D	VACANT		331.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	200E	VACANT		325.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	200F	VACANT		331.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	200G	VACANT		318.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	200H	VACANT		369.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	200I	VACANT		351.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	200K	VACANT		275.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	200L	VACANT		496.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	230	VACANT		3,106.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	250	VACANT		1,642.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	255	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	260	VACANT		882.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	270	VACANT		1,750.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	280	VACANT		1,507.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	290	VACANT		1,699.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	300	VACANT		2,351.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	305	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	310	VACANT		3,935.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	385	VACANT		344.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	455	VACANT		1,331.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	475	VACANT		2,444.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	530	VACANT		2,323.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	600	VACANT		1,980.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	655	VACANT		1,812.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	670	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	685	VACANT		2,270.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	725	VACANT		2,505.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	750	VACANT		2,494.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	760	VACANT		4,384.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	800	VACANT		17,167.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	PKG01	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	PKG02	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
691	PLUG	VACANT		1,195.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**142,194.00**				**110,041.96**	**0.77**	**1,320,503.52**	**9.29**	**0.16**	**0.01**	**89,205.78**	**0.00**

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 52

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent										
Occupied	36	75,674.00	53.21	110,041.96	1,320,503.52										
Vacant	39	66,520.00	46.78	0.00	0.00										
Total	**75**	**142,194.00**		**110,041.96**	**1,320,503.52**										
692 - GATEWAY TOWER,DALLAS															
Current Leases															
692	0100	MARY GRACE ANASCO, AILEEN DIZON AND HOA PHAM	Commercial	3,657.00	03/01/2012	09/30/2019	91	0.00	0.00	0.00	0.00	0.27	0.00	4,754.10	0.00
692	0105	PEDISON CAPITAL FUND 1, LLC	Commercial	2,236.00	05/01/2017	09/30/2022	65	2,795.00	1.25	33,540.00	15.00	1.55	0.00	3,167.67	0.00
692	0110	JEFF IVY INSURANCE AGENCY, INC.	Commercial	3,114.00	03/01/2012	02/29/2020	96	4,411.50	1.42	52,938.00	17.00	2.13	0.00	12,845.25	0.00
692	0130, 0155	HARTMAN MANAGEMENT OFFICE	Commercial	2,595.00	11/01/2014		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
692	0150	HARTMAN CONFERENCE ROOM	Commercial	1,016.00	11/01/2014		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
692	0150A	GATEWAY HEALTH CLUB	Commercial	3,787.00	01/01/1990	12/31/2050	732	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
692	0150B	HARTMAN LOUNGE AREA	Commercial	1,257.00	11/01/2014		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
692	0200	WSB REBEL, LLC	Commercial	5,147.00	02/01/2015	05/31/2020	64	6,755.44	1.31	81,065.28	15.75	1.72	0.00	6,969.90	0.00
692	0250	HEALTHTEXAS PROVIDER NETWORK	Commercial	6,613.00	06/01/2016		0	11,308.23	1.71	135,698.76	20.52	0.00	0.00	0.00	0.00
692	0350	ABDELHADI & ASSOCIATES, P.C.	Commercial	2,433.00	10/01/2017	02/28/2023	65	3,041.25	1.25	36,495.00	15.00	1.67	0.00	3,446.75	0.00
692	0380	AMERICAN ACCESS CASUALTY COMPANY	Commercial	10,438.00	12/01/2015	07/31/2023	92	9,110.75	0.87	109,329.00	10.47	1.55	0.06	3,867.50	0.00
692	0400	AMERICAN LIPO CENTERS OF TEXAS, INC.	Commercial	1,626.00	03/01/2012	02/28/2019	84	2,303.50	1.42	27,642.00	17.00	1.51	0.00	1,930.88	0.00
692	0420	THE LEUKEMIA & LYMPHOMA SOCIETY	Commercial	0.00	05/01/2009	04/30/2019	120	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
692	0425	THE LEUKEMIA & LYMPHOMA SOCIETY	Commercial	9,851.00	03/01/2004	04/30/2019	182	14,981.73	1.52	179,780.76	18.25	1.73	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 53

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
692	0465	TEXAS HELPERS, INC.	Commercial	2,137.00	05/01/2015	06/30/2021	74	2,671.25	1.25	32,055.00	15.00	1.55	0.00	2,021.90	0.00
692	0475	SUMMIT EMERGENCY MEDICINE STAFFING, LLC	Commercial	943.00	06/15/2016	09/30/2019	40	1,257.33	1.33	15,087.96	16.00	1.55	0.00	1,296.33	0.00
692	0480	TAILIM SONG	Commercial	3,320.00	02/15/2017	11/30/2024	94	4,150.00	1.25	49,800.00	15.00	1.55	0.00	4,980.00	0.00
692	0530	OLD REPUBLIC SURETY CO., INC.	Commercial	4,328.00	05/01/2009	07/31/2020	135	7,165.95	1.66	85,991.40	19.87	1.60	0.00	7,345.10	0.00
692	0540	REMEDY RX GROUP, LLC	Commercial	2,764.00	06/01/2016	05/31/2019	36	3,800.50	1.38	45,606.00	16.50	1.55	1.17	7,601.00	0.00
692	0550	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)	Commercial	1,840.00	03/01/2015	08/31/2025	126	2,453.33	1.33	29,439.96	16.00	1.55	0.00	0.00	0.00
692	0555	CROWN FORWARDING, INC.	Commercial	3,269.00	04/04/2016	05/31/2019	38	5,312.13	1.63	63,745.56	19.50	1.55	0.00	5,312.13	0.00
692	0600	UNITE PRIVATE NETWORKS INTERMEDIATE HOLDINGS, LLC	Commercial	4,631.00	04/01/2014	06/30/2020	75	6,174.67	1.33	74,096.04	16.00	2.11	0.00	4,053.33	0.00
692	0625, 0680	PECOS CONSTRUCTIO N, LLC	Commercial	4,853.00	01/15/2017	04/30/2022	64	6,268.46	1.29	75,221.52	15.50	1.61	0.00	6,875.08	0.00
692	0650	KRUEGER LAW GROUP, LLP	Commercial	3,580.00	01/01/2016	12/31/2020	60	4,549.58	1.27	54,594.96	15.25	1.55	0.00	4,698.75	0.00
692	0655	MAXIM HAIR RESTORATION, LLC	Commercial	1,047.00	08/01/2018	07/31/2020	24	1,439.63	1.38	17,275.56	16.50	1.55	0.00	1,483.25	0.00
692	0665	NOVA 401K ASSOCIATES	Commercial	2,678.00	06/01/2008	03/31/2019	130	3,738.04	1.40	44,856.48	16.75	1.82	0.00	3,738.04	0.00
692	0678	PRISM TELEMANAGEM ENT, LLC	Commercial	1,093.00	08/01/2017	07/31/2019	24	1,593.96	1.46	19,127.52	17.50	1.55	0.00	1,593.96	0.00
692	0700	LG NETWORKS, INC.	Commercial	4,005.00	11/01/2013	07/31/2021	93	5,006.25	1.25	60,075.00	15.00	1.71	0.00	3,400.00	0.00
692	0730	ARCTURUS TELECOM, LLC	Commercial	4,698.00	04/01/2018	07/31/2020	28	7,047.00	1.50	84,564.00	18.00	1.55	0.28	4,208.75	0.00
692	0750	LAW OFFICE OF JAN HOLEYWELL-SMITH & LAW OFFICE OF NANCY NALL THOMPSON	Commercial	1,527.00	03/01/2016	03/31/2021	61	1,845.50	1.21	22,146.00	14.50	1.55	0.00	1,972.38	0.00
692	0775	GLENN C. ALBRIGHT	Commercial	1,500.00	12/01/2016	01/31/2020	38	2,062.50	1.38	24,750.00	16.50	1.55	0.00	2,125.00	0.00
692	0780	REMEDY RX GROUP, LLC	Commercial	2,151.00	08/01/2017	07/31/2020	36	2,868.00	1.33	34,416.00	16.00	1.55	0.00	2,957.63	0.00

Friday, September 28, 2018
04:19 PM

Page 54

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
692	0790	JANIK VINNAKOTA LLP	Commercial	1,736.00	03/01/2015	05/31/2021	75	2,502.33	1.44	30,027.96	17.30	1.55	0.00	1,555.13	0.00
692	0800	OMEGA TELESERVE, LLC	Commercial	3,261.00	08/01/2017	10/31/2022	63	4,212.13	1.29	50,545.56	15.50	1.55	0.00	3,135.42	0.00
692	0810	FIFTEENFORTY SEVEN CRITICAL SYSTEMS REALTY, LLC	Commercial	1,265.00	12/01/2017	02/28/2021	39	1,633.96	1.29	19,607.52	15.50	1.59	0.00	1,739.38	0.00
692	0820	PADEZ HOME HEALTH, INC.	Commercial	1,550.00	11/01/2008	01/31/2023	171	2,002.08	1.29	24,024.96	15.50	1.55	0.00	1,773.67	0.00
692	0835	BARKER FINANCIAL MANAGEMENT CORP.	Commercial	3,273.00	09/01/1996	10/31/2018	266	4,227.63	1.29	50,731.56	15.50	1.56	0.00	5,313.33	0.00
692	0860	HAL SYSTEMS CORPORATION	Commercial	4,399.00	04/01/2009	05/31/2022	158	5,682.04	1.29	68,184.48	15.50	1.82	0.00	6,231.92	0.00
692	0900	TRAVEL GROUP, LLC	Commercial	12,012.00	08/01/2009		0	19,019.00	1.58	228,228.00	19.00	1.57	0.00	19,019.00	0.00
692	0955	TIME WARNER TELECOM OF TEXAS	Commercial	138.00	01/01/2000		0	241.50	1.75	2,898.00	21.00	0.00	0.00	0.00	0.00
692	0970	SOS SECURITY, LLC	Commercial	1,173.00	02/01/2017	05/31/2020	40	1,564.00	1.33	18,768.00	16.00	1.55	0.00	1,612.88	0.00
692	0985	AMERICAN INT'L CONSULTING FIRM, LLC	Commercial	2,595.00	08/01/2013	01/31/2019	66	3,351.88	1.29	40,222.56	15.50	0.00	0.00	3,351.88	0.00
692	0990	TRAVEL GROUP, LLC	Commercial	2,042.00	04/17/2014		0	2,807.75	1.38	33,693.00	16.50	1.55	0.00	0.00	0.00
692	1010	WITCHER & ASSOCIATES, PC	Commercial	3,205.00	01/15/2002	07/31/2022	247	4,607.19	1.44	55,286.28	17.25	1.15	0.00	4,803.88	0.00
692	1045	ELECTRONIC VOICE SERVICES, INC.	Commercial	2,736.00	05/01/2018	07/31/2023	63	3,420.00	1.25	41,040.00	15.00	1.55	0.00	3,876.00	0.00
692	1065	HERNANDEZ LAW, P.C.	Commercial	8,102.00	06/01/2000	08/31/2019	231	11,309.04	1.40	135,708.48	16.75	1.77	0.00	1,685.00	0.00
692	1100	STRAYER UNIVERSITY, INC.	Commercial	17,719.00	07/01/2011	12/31/2018	90	26,578.50	1.50	318,942.00	18.00	1.57	0.00	0.00	0.00
692	1200	TITLE RESOURCES GUARANTY CO.	Commercial	8,179.00	08/01/2003	07/31/2021	216	11,586.92	1.42	139,043.04	17.00	1.55	0.00	0.00	0.00
692	1225	ROBERT SCHWAB, an individual	Commercial	1,580.00	01/01/2013	05/31/2019	77	2,238.33	1.42	26,859.96	17.00	1.55	0.00	1,975.00	0.00
692	1250	SNAAP ASSOCIATES, LLC	Commercial	1,651.00	09/01/2017	09/30/2020	37	2,132.54	1.29	25,590.48	15.50	1.55	0.00	2,270.13	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 55

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
692	1285	ISLAND PEAK GROUP, LLC	Commercial	4,162.00	11/01/2017	02/29/2024	76	5,202.50	1.25	62,430.00	15.00	1.55	0.16	5,896.17	0.00
692	1325	GRAIL & TUCKER LEGAL PUBLISHING, LLC	Commercial	881.00	01/01/2017	01/31/2020	37	1,211.38	1.38	14,536.56	16.50	1.55	0.00	1,248.08	0.00
692	1400	MARTIN W. COHEN & CO., PC	Commercial	5,186.00	11/01/2005		0	10,047.87	1.94	120,574.44	23.25	1.55	0.00	0.00	0.00
692	1450	FRONTERA HOTEL GROUP, INC.	Commercial	3,395.00	07/01/2014	11/30/2019	65	4,455.94	1.31	53,471.28	15.75	2.20	0.18	4,526.67	0.00
692	1460	LUNCHPRO LLC	Commercial	1,252.00	02/01/2018	01/31/2019	12	1,721.50	1.38	20,658.00	16.50	0.00	0.00	1,617.17	0.00
692	1475	GREYHELLER LLC	Commercial	2,356.00	06/01/2018	05/31/2020	24	3,337.67	1.42	40,052.04	17.00	1.55	0.00	3,435.83	0.00
692	1502	UNIVERSAL MEDIA GROUP	Commercial	2,717.00	04/01/2015	12/31/2020	69	3,509.46	1.29	42,113.52	15.50	2.46	0.00	1,867.94	0.00
692	1550	CITY GATE PROPERTY GROUP, LLC	Commercial	7,123.00	12/01/2016	07/31/2023	80	9,497.33	1.33	113,967.96	16.00	1.55	0.00	8,669.79	0.00
692	PKG02	CROSSPOINT ATRIUM	Commercial	0.00	09/01/2010	08/31/2025	180	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
692	ROOF	AIRBAND COMMUNICATIONS, INC.	Commercial	0.00	01/15/2002		0	600.00	0.00	7,200.00	0.00	0.00	0.00	0.00	0.00
692	0275	VACANT		4,995.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
692	0300	VACANT		5,074.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
692	0395	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
692	0570	VACANT		5,343.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
692	0685	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
692	0720	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
692	0795	VACANT		2,264.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
692	0850	VACANT		2,595.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
692	0880	VACANT		1,479.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
692	1000	VACANT		3,953.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
692	1275	VACANT		2,150.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
692	1301	VACANT		12,330.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
692	1345	VACANT		4,518.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
692	1425	VACANT		4,191.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
692	1440	VACANT		1,347.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
692	1500	VACANT		7,941.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
692	PKG01	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
692	PKG03	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
692	PLUG	VACANT		410.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**266,412.00**				**272,811.95**	**1.02**	**3,273,743.40**	**12.29**	**1.14**	**0.02**	**188,248.95**	**0.00**

Friday, September 28, 2018
04:19 PM

Page 56

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	62	207,822.00	78.00	272,811.95	3,273,743.40
Vacant	19	58,590.00	21.99	0.00	0.00
Total	**81**	**266,412.00**		**272,811.95**	**3,273,743.40**

694 - 601 SAWYER,HOUSTON

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
694	101	HARTMAN STORAGE	Commercial	292.00	01/01/2015		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
694	102	CITY OF HOUSTON, TEXAS	Commercial	1,977.00	02/01/2008	01/31/2019	132	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
694	103	CITY OF HOUSTON, TEXAS (STORAGE)	Commercial	150.00	02/01/2008	01/31/2019	132	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
694	105	K.M. DREAM BIG FITNESS, INC.	Commercial	2,019.00	04/01/2011	04/30/2023	145	2,413.49	1.20	28,961.88	14.34	10.54	0.00	3,365.00	0.00
694	110	ONIT, INC.	Commercial	5,486.00	06/05/2017	02/28/2019	21	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
694	111	HARTMAN TENANT LOUNGE	Commercial	628.00	06/01/2018	05/31/2028	120	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
694	120	CITY OF HOUSTON, TEXAS	Commercial	1,209.00	09/01/2013	01/31/2019	65	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
694	200	DANIEL, WILLIAMS and ASSOCIATES, PLLC	Commercial	1,285.00	07/08/2016	12/31/2021	66	1,901.80	1.48	22,821.60	17.76	10.92	0.37	2,891.25	0.00
694	205	INNOWATTS, LLC	Commercial	5,401.00	06/01/2014	09/30/2024	124	2,181.68	0.40	26,180.16	4.85	3.31	0.00	3,490.25	0.00
694	225	MASSEY LAW FIRM PLLC and THE ARNSWORTH LAW FIRM PLLC	Commercial	1,768.00	11/01/2016	11/30/2024	97	2,245.36	1.27	26,944.32	15.24	9.83	0.00	3,282.50	0.00
694	240	GUARDING PUBLIC SAFETY, LLC	Commercial	457.00	06/15/2016	10/31/2019	41	630.27	1.38	7,563.24	16.55	10.60	0.00	1,028.24	0.00
694	280	DE MOTT, McCHESNEY, CURTRIGHT & ARMENDARIZ, LLP	Commercial	1,629.00	07/01/2012	06/30/2022	120	1,968.38	1.21	23,620.56	14.50	10.60	0.00	2,579.25	0.00
694	300	CITY OF HOUSTON, TEXAS	Commercial	12,731.00	02/01/2008	01/31/2019	132	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 57

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
694	400	CITY OF HOUSTON, TEXAS	Commercial	12,731.00	02/01/2008	01/31/2019	132	75,459.94	5.93	905,519.28	71.13	0.00	0.00	0.00	0.00
694	500	CITY OF HOUSTON, TEXAS	Commercial	12,731.00	02/01/2008	01/31/2019	132	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
694	600	CHANDLER, MATHIS & ZIVELY, P.C.	Commercial	2,982.00	02/01/2013	01/31/2019	72	3,894.00	1.31	46,728.00	15.67	9.83	0.00	6,843.83	0.00
694	650	LAPEZE & JOHNS, P.L.L.C.	Commercial	4,048.00	04/01/2013	03/31/2020	84	7,421.33	1.83	89,055.96	22.00	1.14	0.00	7,421.33	0.00
694	660	ACADEMY MORTGAGE CORPORATION	Commercial	1,835.00	09/01/2013	08/31/2021	96	3,746.46	2.04	44,957.52	24.50	0.00	0.00	5,489.33	0.00
694	700	SNAPSTREAM MEDIA, INC., A Texas Corporation	Commercial	5,899.00	02/15/2012	02/28/2021	109	6,965.74	1.18	83,588.88	14.17	9.83	0.00	10,323.25	0.00
694	720	CITY OF HOUSTON, TEXAS	Commercial	350.00	02/01/2008	01/31/2019	132	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
694	750	ONIT, INC. a Delaware Corporation	Commercial	7,774.00	03/01/2012	02/28/2019	84	48,581.60	6.25	582,979.20	74.99	0.00	0.00	12,365.83	0.00
694	PKG01	DARLENE CASTILLE - COH	Commercial	0.00	08/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
694	PKG02	NICOLE BROOKS	Commercial	0.00	07/01/2014		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
694	PKG03	GRETA MOLO	Commercial	0.00	04/01/2016		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
694	PKG04	DEAN CARTER	Commercial	0.00	11/01/2016		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
694	PKG05	MARY OWENS	Commercial	0.00	01/01/2016		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
694	PKG113	ERICA NEWMAN	Commercial	0.00	10/01/2016		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
694	PKG26	BRENDA TAKAHASHI	Commercial	0.00	08/01/2016		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
694	PKG45	Ronald Jones	Commercial	0.00	10/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
694	PKG52	ONECCA PORTER - COH	Commercial	0.00	10/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
694	PKG58	LeToya Goode	Commercial	0.00	11/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
694	PKG71	ALFRED HENSON	Commercial	0.00	10/01/2015		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
694	PKG73	KIMESHA SONNIER	Commercial	0.00	10/01/2015		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
694	PKG88	Kyle Walton	Commercial	0.00	09/01/2018		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
694	ROOF	VOICESTREAM	Commercial	0.00	02/01/2007		0	3,392.50	0.00	40,710.00	0.00	0.00	0.00	0.00	0.00
694	ROOF2	GTE MOBILNET OF SOUTH TEXAS LP	Commercial	0.00	09/01/2015	08/31/2020	60	3,000.00	0.00	36,000.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 58

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
694	ROOF3	WILINE NETWORKS, INC.	Commercial	50.00	11/01/2017	11/30/2020	37	50.00	1.00	600.00	12.00	0.00	0.00	0.00	0.00
694	100	VACANT		1,102.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
694	620	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
694	670	VACANT		1,029.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
694	PLUG	VACANT		2,695.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**88,258.00**				**163,852.55**	**1.86**	**1,966,230.60**	**22.28**	**2.09**	**0.07**	**59,080.06**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	37	83,432.00	94.53	163,852.55	1,966,230.60
Vacant	4	4,826.00	5.46	0.00	0.00
Total	**41**	**88,258.00**		**163,852.55**	**1,966,230.60**

696 - PRESTONWOOD PARK,PLANO

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
696	100	TEXAS PHYSICAL THERAPY SPECIALISTS, INC.	Commercial	1,741.00	06/26/2017	08/31/2020	39	2,974.21	1.71	35,690.52	20.50	7.70	0.00	3,119.29	0.00
696	105	JANE M. JORDAN	Commercial	1,447.00	05/01/2018	04/30/2023	60	2,049.92	1.42	24,599.04	17.00	8.03	0.00	3,259.37	0.00
696	108	DOMINO'S PIZZA	Commercial	1,750.00	08/01/2011	07/31/2021	120	3,500.00	2.00	42,000.00	24.00	7.70	0.00	3,580.20	0.00
696	110	EAN HOLDINGS, LLC	Commercial	1,400.00	06/30/2015	09/30/2025	124	1,750.00	1.25	21,000.00	15.00	7.70	0.00	2,833.83	0.00
696	112	JEE HYE KIM	Commercial	980.00	06/01/2007	04/30/2022	179	1,976.33	2.02	23,715.96	24.20	7.70	0.00	2,115.16	0.00
696	114	SHARI'S FAMILY PET SPA, LLC	Commercial	2,158.00	08/01/2011	07/31/2021	120	3,057.17	1.42	36,686.04	17.00	7.32	0.00	3,729.75	0.00
696	116	ENCORE ADULT DAILY ENRICHMENT	Commercial	4,846.00	10/01/2010	09/30/2024	168	6,663.25	1.38	79,959.00	16.50	7.96	0.00	7,538.62	0.00
696	130	ELIZABETH TELLER and MEGAN MURILLO	Commercial	1,322.00	06/01/2018	10/31/2023	65	0.00	0.00	0.00	0.00	0.00	0.00	2,977.81	0.00
696	132	H. DALE WOODARD, DDS, PC	Commercial	1,500.00	04/01/2000	03/31/2021	252	2,468.75	1.65	29,625.00	19.75	6.95	0.00	2,841.30	0.00
696	136	E.B. LATIN BISTRO, INC.	Commercial	1,464.00	07/01/2016	09/30/2021	63	1,769.00	1.21	21,228.00	14.50	7.70	0.00	1,952.00	0.00
696	150	ROYA LLC	Commercial	5,328.00	08/01/2017	12/31/2024	89	6,771.00	1.27	81,252.00	15.25	7.70	0.00	8,436.00	0.00
696	155	THE KNEAD MEDMASSAGE, LLC	Commercial	4,829.00	09/01/2016	01/31/2022	65	7,042.29	1.46	84,507.48	17.50	7.70	0.00	8,249.54	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 59

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
696	160	ELITE OF LOS ANGELES, INC.	Commercial	5,905.00	04/01/2014	09/30/2020	78	7,873.33	1.33	94,479.96	16.00	8.30	0.00	7,382.00	0.00
696	208	RODERICK SMITH	Commercial	2,450.00	08/01/2016	07/31/2021	60	3,062.50	1.25	36,750.00	15.00	7.70	0.00	4,510.00	0.00
696	210	ARC EDUCATION, LLC	Commercial	1,960.00	02/01/2016	05/31/2019	40	1,960.00	1.00	23,520.00	12.00	7.70	0.00	1,960.00	0.00
696	215	DESIGN & MINE, LLC	Commercial	1,400.00	01/01/2017	03/31/2020	39	2,100.00	1.50	25,200.00	18.00	7.70	0.00	2,216.67	0.00
696	220	ATSS DEVELOPMENT, LLC	Commercial	5,314.00	05/20/2015	05/31/2024	109	6,642.50	1.25	79,710.00	15.00	8.30	0.00	9,870.76	0.00
696	302	PRESTONWOO D CLEANERS/J.J. KIM, INC.	Commercial	2,100.00	04/01/2011	03/31/2021	120	5,075.00	2.42	60,900.00	29.00	8.30	0.00	2,410.63	0.00
696	306	THE UPS STORE / ERIVALE, INC.	Commercial	1,225.00	06/01/2010	05/31/2020	120	2,424.48	1.98	29,093.76	23.75	8.30	0.00	2,255.00	0.00
696	308	SALLY BEAUTY SUPPLY LLC #2518	Commercial	1,400.00	06/01/2000	05/31/2022	264	2,450.00	1.75	29,400.00	21.00	9.16	0.00	0.00	0.00
696	310	HEM RAJ CHIMORIYA and SHIMYA JAMES	Commercial	1,228.00	01/01/2018	12/31/2022	60	1,739.67	1.42	20,876.04	17.00	7.36	0.00	1,944.33	0.00
696	312	BIG FROG CUSTOM T-SHIRTS & MORE	Commercial	1,314.00	05/16/2011	09/30/2021	125	1,697.25	1.29	20,367.00	15.50	7.33	0.00	1,723.53	0.00
696	314	JUNG TAE JEON	Commercial	1,190.00	09/01/2016	09/30/2020	49	1,933.75	1.62	23,205.00	19.50	7.70	0.00	2,322.48	0.00
696	320	CAFE AMORE	Commercial	3,271.00	06/01/2010	05/31/2020	120	6,542.00	2.00	78,504.00	24.00	8.30	0.00	6,691.92	0.00
696	322	LAUREN S. LEE	Commercial	1,033.00	06/01/2018	08/31/2023	63	2,238.17	2.17	26,858.04	26.00	8.03	0.00	3,101.58	0.00
696	324	THANH VIET LE	Commercial	1,168.00	06/01/2010	05/31/2020	120	2,920.00	2.50	35,040.00	30.00	8.30	0.00	2,455.00	0.00
696	326	LIPSEY COMMUNICATI ONS, LLC	Commercial	1,400.00	05/01/2011	04/30/2019	96	3,208.33	2.29	38,499.96	27.50	8.25	0.64	3,255.00	0.00
696	336	ALLEN JONES	Commercial	1,600.00	05/01/2016	05/31/2028	145	3,733.33	2.33	44,799.96	28.00	7.70	0.00	4,000.00	0.00
696	338	XIAO YAN PANG	Commercial	1,400.00	02/01/2012	04/30/2022	123	3,208.33	2.29	38,499.96	27.50	8.30	0.00	6,500.00	0.00
696	340	QDOBA #2151 / O & S INVESTMENTS II, LP	Commercial	2,056.00	01/01/2004	01/31/2024	241	5,996.67	2.92	71,960.04	35.00	8.30	0.00	6,339.33	0.00
696	400	MAMA'S DAUGHTERS' DINER PLANO	Commercial	5,043.00	01/01/2011	12/31/2025	180	10,926.50	2.17	131,118.00	26.00	7.29	0.00	12,784.00	0.00
696	405	SUBWAY #17743	Commercial	1,403.00	06/01/2007	05/31/2022	180	3,799.79	2.71	45,597.48	32.50	8.30	0.00	3,090.00	0.00

Friday, September 28, 2018
04:19 PM

Page 60

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
696	410	GREAT SMILES DENTAL & ORTHODONTIC, PA	Commercial	2,917.00	09/01/2012	12/31/2022	124	6,806.13	2.33	81,673.56	28.00	7.82	0.00	7,292.50	0.00
696	420	JAMES K SIM CORPORATION	Commercial	3,000.00	06/01/2017	06/30/2023	73	7,062.50	2.35	84,750.00	28.25	7.70	0.00	7,312.50	0.00
696	425	FAT STRAWS, INC.	Commercial	1,108.00	05/01/2000	05/31/2020	241	2,770.00	2.50	33,240.00	30.00	8.30	0.00	2,655.00	0.00
696	440	ASPXX, INC.	Commercial	4,098.00	04/01/2016	03/31/2021	60	9,732.75	2.38	116,793.00	28.50	8.30	0.00	10,074.25	0.00
696	445	PHO QUE HUONG / DINWINH CORPORATION	Commercial	2,169.00	05/01/2011	04/30/2021	120	3,524.63	1.63	42,295.56	19.50	7.44	0.00	4,233.17	0.00
696	450	STEVEN L. JACKSON	Commercial	1,049.00	06/15/2013	06/30/2019	73	1,486.08	1.42	17,832.96	17.00	8.03	0.00	3,799.12	0.00
696	460	RELAXATION CENTER	Commercial	953.00	08/01/2010	02/28/2019	103	1,191.25	1.25	14,295.00	15.00	7.75	0.00	1,708.25	0.00
696	470	KIMBERLY GUSTAFSON	Commercial	1,364.00	06/15/2010	06/30/2019	109	1,217.37	0.89	14,608.44	10.71	7.70	0.00	1,674.31	0.00
696	475	NAIL ADDICTION, LLC	Commercial	2,500.00	09/01/2012	12/31/2022	124	3,937.50	1.58	47,250.00	18.90	8.68	0.00	5,177.08	0.00
696	PAD-A, PAD-B	Y2N2 INCORPORATE D	Commercial	3,000.00	07/01/2018	11/30/2028	125	0.00	0.00	0.00	0.00	0.00	0.00	9,632.50	0.00
696	134	VACANT		1,715.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
696	300	VACANT		1,178.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
696	328	VACANT		1,585.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
696	435	VACANT		3,618.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
696	465	VACANT		1,207.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
696	500	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
696	PAD-C	VACANT		1,440.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
696	PLUG	VACANT		257.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**105,783.00**				**157,281.73**	**1.49**	**1,887,380.76**	**17.84**	**6.77**	**0.01**	**189,003.78**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	43	94,783.00	89.60	157,281.73	1,887,380.76
Vacant	8	11,000.00	10.39	0.00	0.00
Total	**51**	**105,783.00**		**157,281.73**	**1,887,380.76**

698a - HARWIN-XIX,Houston

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
698a	101	JS FASHION, INC.	Commercial	5,845.00	01/16/2013	05/31/2021	101	6,332.08	1.08	75,984.96	13.00	5.99	0.00	8,319.38	0.00

Friday, September 28, 2018
04:19 PM

Page 61

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
698a	102	PROMOTIONAL SIGNS, INC.	Commercial	2,680.00	06/01/2012	06/30/2022	121	2,121.67	0.79	25,460.04	9.50	6.20	0.00	4,422.00	0.00
698a	103	LINA V. DISCOUNT CATOUR, LLC	Commercial	2,694.00	08/01/2018	01/31/2024	66	0.00	0.00	0.00	0.00	0.00	0.00	4,299.18	0.00
698a	105B	LAJAMISE D. EALY	Commercial	5,310.00	01/01/2014	04/30/2023	112	2,325.75	0.44	27,909.00	5.26	6.65	0.00	1,686.07	0.00
698a	107	ANK COMMUNICATI ON INC.	Commercial	2,652.00	01/04/2017	03/31/2022	63	2,263.78	0.85	27,165.36	10.24	5.79	0.00	3,950.00	0.00
698a	110	CELLULAR WEAR, INC.	Commercial	2,613.00	07/01/2013	07/31/2019	73	1,783.37	0.68	21,400.44	8.19	6.20	0.15	2,808.97	0.00
698a	150	MARIA COLINDRES and JUAN MORALES	Commercial	1,508.00	07/01/2018	09/30/2023	63	0.00	0.00	0.00	0.00	0.00	0.00	3,097.68	0.00
698a	151	PEZHMAN SHIRANI-BIDADADI	Commercial	2,086.00	12/22/2008	12/31/2019	133	2,288.29	1.10	27,459.48	13.16	5.79	0.00	2,500.00	0.00
698a	152	GIRISHKUMAR MISTRY	Commercial	1,510.00	12/01/2017	01/31/2023	62	1,824.58	1.21	21,894.96	14.50	5.79	0.00	2,816.15	0.00
698a	103A	VACANT		2,694.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
698a	105A	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
698a	106	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
698a	108	VACANT		4,145.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
698a	109	VACANT		4,870.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
698a	PLUG	VACANT		206.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**38,813.00**				**18,939.52**	**0.49**	**227,274.24**	**5.86**	**3.59**	**0.01**	**33,899.43**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	9	26,898.00	69.30	18,939.52	227,274.24
Vacant	6	11,915.00	30.69	0.00	0.00
Total	**15**	**38,813.00**		**18,939.52**	**227,274.24**

699 - FONDREN ROAD PLAZA,Houston

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
699	7042	SHAJUMON ABRAHAM LIQUOR STORE	Commercial	1,700.00	06/01/2010	05/31/2022	144	1,912.50	1.12	22,950.00	13.50	5.06	0.00	0.00	0.00
699	7044	MONICA E. ALFARO and MARIO E. ALFARO	Commercial	1,050.00	06/01/2011	10/31/2022	137	1,312.50	1.25	15,750.00	15.00	4.66	0.38	0.00	0.00
699	7046	TONY TO and SANDY TO	Commercial	900.00	08/01/2010	02/29/2020	115	950.25	1.06	11,403.00	12.67	7.51	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 62

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
699	7048	EMMAUS HEALTH CARE, PLLC	Commercial	1,914.00	09/01/2014	02/29/2020	66	2,153.25	1.12	25,839.00	13.50	4.63	0.45	2,678.01	0.00
699	7050	LOS HERMANOS CHEF, LLC	Commercial	1,403.00	02/01/2016	04/30/2023	87	1,365.00	0.97	16,380.00	11.67	4.24	0.00	2,125.10	0.00
699	7052	CRISTINA NGUYEN	Commercial	1,400.00	04/02/2011	07/31/2022	136	1,516.67	1.08	18,200.04	13.00	4.48	0.29	0.00	0.00
699	7056	HRB TECHNOLOGY, LLC	Commercial	1,050.00	05/01/2010	04/30/2021	132	1,192.00	1.14	14,304.00	13.62	5.84	0.38	0.00	0.00
699	7058	AMIN MOMIN	Commercial	1,260.00	01/01/2014	01/31/2020	73	1,522.50	1.21	18,270.00	14.50	4.63	0.69	1,644.30	0.00
699	7060	JUAN MARTINEZ	Commercial	1,540.00	12/01/2014	04/30/2020	65	1,443.75	0.94	17,325.00	11.25	4.63	0.00	1,898.05	0.00
699	7062	KAREN VALESKA PORTILLO	Commercial	1,050.00	01/01/2017	12/31/2019	36	1,181.25	1.12	14,175.00	13.50	4.24	0.00	1,623.39	0.00
699	7064	SAGA INTERNATIONA L INC.	Commercial	1,400.00	07/01/2010	01/31/2020	115	1,575.00	1.12	18,900.00	13.50	5.20	0.00	0.00	0.00
699	7070	ALINE TRAN & AMY HOANG	Commercial	2,050.00	10/01/2009	09/30/2019	120	2,733.33	1.33	32,799.96	16.00	4.56	0.00	0.00	0.00
699	7074	JOSE S. TELLO	Commercial	1,960.00	08/04/2016	11/30/2021	64	2,123.33	1.08	25,479.96	13.00	4.24	0.00	2,686.83	0.00
699	7076	MUY PIZZA HOUSTON, LLC	Commercial	1,400.00	10/27/1991	10/31/2018	325	2,193.33	1.57	26,319.96	18.80	5.11	0.00	0.00	0.00
699	7078	HAPPY TEA HOUSE, LLC	Commercial	2,800.00	02/01/2018	10/31/2028	129	0.00	0.00	0.00	0.00	3.81	0.00	4,739.00	0.00
699	7080	IVETTE MATUL	Commercial	527.00	11/01/2017	10/31/2022	60	527.00	1.00	6,324.00	12.00	4.24	0.00	782.16	0.00
699	7086	HAPPY TEA HOUSE, LLC	Commercial	3,500.00	02/01/2018	10/31/2028	129	0.00	0.00	0.00	0.00	3.81	0.00	5,923.75	0.00
699	7088	UBLESTER RODRIGUEZ	Commercial	1,060.00	12/01/2017	11/30/2022	60	1,060.00	1.00	12,720.00	12.00	4.24	0.00	1,573.22	0.00
699	7092	DOLLAR TREE STORES, INC.	Commercial	10,895.00	07/27/2015	08/31/2020	62	7,263.33	0.67	87,159.96	8.00	4.24	0.00	0.00	0.00
699	7098	TITAN FITNESS TEXAS, LLC	Commercial	46,133.00	10/05/2014	07/04/2025	129	24,988.71	0.54	299,864.52	6.50	3.71	0.00	0.00	0.00
699	7098C	GET WIRELESS, INC.	Commercial	1,594.00	10/20/2016	01/31/2022	64	2,789.50	1.75	33,474.00	21.00	4.24	0.00	3,233.17	0.00
699	PAD	WELLS FARGO BANK, N.A.	Commercial	0.00	09/09/2015	08/31/2020	60	1,200.00	0.00	14,400.00	0.00	0.00	0.00	0.00	0.00
699	PKG	CHRIS MOORE	Commercial	0.00	01/01/2008	12/31/2022	180	775.00	0.00	9,300.00	0.00	0.00	0.00	0.00	0.00
699	7072	VACANT		1,876.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
699	7098A1	VACANT		1,594.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
699	7098A2	VACANT		1,732.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
699	7098B	VACANT		1,365.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
699	PLUG	VACANT		43.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**93,196.00**				**61,778.20**	**0.66**	**741,338.40**	**7.95**	**3.78**	**0.03**	**28,906.98**	**0.00**

Friday, September 28, 2018
04:19 PM

Page 63

Rent Roll

Property: spe From Date: 09/28/2018 By Property

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	23	86,586.00	92.90	61,778.20	741,338.40
Vacant	5	6,610.00	7.09	0.00	0.00
Total	**28**	**93,196.00**		**61,778.20**	**741,338.40**

906 - PARKWAY PLAZA I & II,DALLAS

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
906	114-ROOF	T-MOBILE WEST CORPORATION	Commercial	0.00	05/01/2010	05/31/2035	301	1,575.00	0.00	18,900.00	0.00	0.00	0.00	0.00	0.00
906	14-ROOF2	NEXTEL COMMUNICATIONS	Commercial	0.00	11/01/2010		0	2,201.16	0.00	26,413.92	0.00	0.00	0.00	0.00	0.00
906	4110-110	YANA HOLDINGS, LLC	Commercial	919.00	04/01/2018	03/31/2021	36	1,053.02	1.15	12,636.24	13.75	1.54	0.00	1,129.60	0.00
906	4110-125	UMER FINANCIALS, INC.	Commercial	3,330.00	05/01/2017	07/31/2022	63	4,440.00	1.33	53,280.00	16.00	1.97	0.00	2,088.33	0.00
906	4110-135	FIRST GOLD CORP.	Commercial	2,020.00	06/01/2016	05/31/2019	36	2,777.50	1.38	33,330.00	16.50	1.97	0.00	2,777.50	0.00
906	4110-170	FUXION BIOTECH USA, CORP.	Commercial	2,076.00	11/01/2014	12/31/2019	62	2,941.00	1.42	35,292.00	17.00	2.21	0.00	6,055.00	0.00
906	4110-202	SPEECH CARE, INC.	Commercial	1,915.00	08/01/2016	10/31/2021	63	2,553.33	1.33	30,639.96	16.00	1.97	0.00	2,792.71	0.00
906	4110-240	NATIONS DIRECT MORTGAGE, LLC	Commercial	3,010.00	03/01/2016	03/31/2019	37	4,389.59	1.46	52,675.08	17.50	1.97	0.00	8,166.67	0.00
906	4110-250	NATIONS DIRECT MORTGAGE, LLC	Commercial	2,590.00	03/01/2016	03/31/2019	37	3,777.08	1.46	45,324.96	17.50	1.97	0.00	0.00	0.00
906	4110-260, 4110-300	WNC INSURANCE SERVICES, INC.	Commercial	15,662.00	02/01/2016	08/31/2022	79	20,882.67	1.33	250,592.04	16.00	1.76	0.00	20,147.83	0.00
906	4110-270	PAYDYNE, LLC	Commercial	1,696.00	09/01/2016	08/31/2022	72	424.00	0.25	5,088.00	3.00	1.54	0.00	8,992.50	0.00
906	4110-280	SHINEWAYTECH USA, INC.	Commercial	812.00	12/01/2016	11/30/2018	24	1,167.25	1.44	14,007.00	17.25	1.97	0.00	2,233.00	0.00
906	4110-290	HARTMAN ENGINEER OFFICE	Commercial	619.00	12/01/2014		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4114-150	JP MORGAN CHASE BANK	Commercial	7,374.00	07/01/2012	12/31/2023	138	15,977.00	2.17	191,724.00	26.00	0.00	0.05	0.00	0.00
906	4114-160	TEXAS PRIDE LENDING, LLC	Commercial	1,001.00	07/01/2017	08/31/2020	38	1,272.10	1.27	15,265.20	15.25	1.76	0.00	1,313.81	0.00

Friday, September 28, 2018
04:19 PM

Page 64

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
906	4114-170	HARTMAN CONFERENCE ROOM	Commercial	383.00	09/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4114-175	HARTMAN TENANT LOUNGE	Commercial	721.00	09/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4114-210	IMANI BRIDGES, a California non-profit company	Commercial	589.00	08/01/2017	07/31/2022	60	380.39	0.65	4,564.68	7.75	1.97	0.00	654.87	0.00
906	4114-220	HARTMAN MANAGEMENT OFFICE	Commercial	1,550.00	09/01/2013	08/31/2033	240	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4114-230	NATIONAL NURSING & REHAB DALLAS, LLC	Commercial	787.00	09/01/2014		0	1,180.50	1.50	14,166.00	18.00	1.54	0.00	3,177.63	0.00
906	4114-245	ASHLEY KUEHNE and CINDY L. SEAMANS	Commercial	953.00	11/01/2016	10/31/2019	36	1,270.67	1.33	15,248.04	16.00	1.97	0.00	1,270.67	0.00
906	4114-265	JAMP PROPERTIES, LLC	Commercial	3,398.00	10/01/2014	03/31/2021	78	4,672.25	1.38	56,067.00	16.50	2.21	0.00	3,004.00	0.00
906	4114-270	NEUGENT & HELBING, INC.	Commercial	1,717.00	04/05/2012	08/31/2021	113	2,360.88	1.38	28,330.56	16.50	1.54	0.00	1,857.00	0.00
906	4114-300	O-FILE, LLC	Commercial	1,255.00	06/01/2012	09/30/2022	124	1,621.04	1.29	19,452.48	15.50	1.76	0.00	1,397.00	0.00
906	4114-310	DUVAL ORGANIZATION , LLC	Commercial	1,638.00	07/01/2017	06/30/2021	48	2,149.88	1.31	25,798.56	15.75	1.54	0.00	2,149.88	0.00
906	4114-320	CROWDER CLEANING SERVICE, LLC	Commercial	1,880.00	03/01/2018	09/30/2023	67	0.00	0.00	0.00	0.00	1.54	0.00	0.00	0.00
906	4114-330	TRILOGY EFFECTIVE SOFTWARE SOLUTIONS, INC.	Commercial	1,801.00	02/01/2018	07/31/2021	42	0.00	0.00	0.00	0.00	1.54	0.00	2,294.88	0.00
906	4114-380	SERVICE BROADCASTIN G GROUP, LLC	Commercial	3,341.00	01/01/2017	06/30/2022	66	4,245.85	1.27	50,950.20	15.25	1.76	0.00	0.00	0.00
906	4114-400	GS ENTERPRISES, LLC	Commercial	1,595.00	05/01/2016	04/30/2022	72	2,126.67	1.33	25,520.04	16.00	1.76	0.00	2,326.04	0.00
906	4114-420	I&G DESIGNS AND LOGISTICS LLC	Commercial	1,013.00	05/15/2016	05/31/2019	37	1,413.98	1.40	16,967.76	16.75	1.54	0.00	1,228.00	0.00
906	4114-430	MICHAEL W. DORMAN, CPA, P.C.	Commercial	725.00	11/01/2012	10/31/2020	96	1,087.50	1.50	13,050.00	18.00	0.10	0.00	1,173.90	0.00
906	4114-435	LAVISH BLINK, LLC	Commercial	864.00	01/15/2017	01/31/2020	37	1,152.00	1.33	13,824.00	16.00	1.76	0.00	2,376.00	0.00

Friday, September 28, 2018
04:19 PM

Page 65

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
906	4114-450	COLWICK TRAVEL CORPORATION	Commercial	3,787.00	07/09/2018	12/31/2025	90	0.00	0.00	0.00	0.00	1.54	0.00	4,733.75	0.00
906	4114-460	STAFF SOLUTIONS LLC	Commercial	890.00	08/01/2017	08/31/2020	37	1,112.50	1.25	13,350.00	15.00	1.76	0.00	1,149.58	0.00
906	4114-470	UNITED COMMERCIAL ENERGY PARTNERS, LLC	Commercial	2,783.00	08/01/2018	07/31/2021	36	0.00	0.00	0.00	0.00	0.00	0.00	3,478.75	0.00
906	4114-475	G.S. LABORATORIES OF AMERICA, INC.	Commercial	921.00	12/01/2017	11/30/2018	12	1,189.63	1.29	14,275.56	15.50	1.76	0.00	1,189.63	0.00
906	4114-480	AMCAP MORTGAGE, LTD.	Commercial	2,086.00	11/01/2011	12/31/2022	134	2,694.42	1.29	32,333.04	15.50	1.62	0.00	2,868.25	0.00
906	4114-520, 4114-522	O'BOYLE PROPERTIES, INC.	Commercial	9,738.00	10/01/2011	11/30/2021	122	14,201.25	1.46	170,415.00	17.50	1.40	0.00	0.00	0.00
906	4114-521	HARTMAN - CONFERENCE ROOM	Commercial	501.00	09/01/2013		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4114-530	RTW FINANCIAL ADVISORS, INC.	Commercial	5,271.00	11/01/2008	03/31/2021	149	7,028.00	1.33	84,336.00	16.00	2.33	0.00	0.00	0.00
906	4114-560	SIMPLIFI LOANS, INC	Commercial	1,127.00	08/01/2017	09/30/2020	38	1,361.79	1.21	16,341.48	14.50	1.76	0.00	1,455.71	0.00
906	4114-600	BRAZOS NATIONAL BANK, NA	Commercial	4,174.00	09/01/2014	08/31/2019	60	6,087.08	1.46	73,044.96	17.50	2.21	0.00	6,087.08	0.00
906	4114-605	OGH REAL ESTATE, LLC	Commercial	4,113.00	03/01/2018	03/31/2023	61	4,798.50	1.17	57,582.00	14.00	1.91	0.00	5,938.31	0.00
906	4114-640	SPOTIO, INC.	Commercial	2,820.00	10/01/2014	02/29/2020	65	4,182.50	1.48	50,190.00	17.80	1.91	0.00	1,305.21	0.00
906	PKG-51	DARLENE POSTON	Commercial	0.00	08/01/2018		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4110-100	VACANT		4,457.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4110-115	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4110-130	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4110-200	VACANT		1,100.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4110-232	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4110-235	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4110-275	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4110-295	VACANT		886.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4110-PKG	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4114-100	VACANT		1,669.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4114-180	VACANT		3,270.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4114-200	VACANT		2,412.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 66

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
906	4114-225	VACANT		1,980.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4114-240	VACANT		1,070.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4114-250	VACANT		1,245.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4114-252	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4114-301	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4114-315	VACANT		1,458.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4114-325	VACANT		1,138.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4114-350	VACANT		1,747.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4114-370	VACANT		1,857.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4114-472	VACANT		1,455.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4114-550	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4114-575	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4114-660	VACANT		2,806.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	4114-670	VACANT		2,311.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
906	PLUG	VACANT		200.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**136,506.00**				**131,747.98**	**0.97**	**1,580,975.76**	**11.58**	**1.20**	**0.01**	**106,813.09**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	47	105,445.00	77.24	131,747.98	1,580,975.76
Vacant	27	31,061.00	22.75	0.00	0.00
Total	**74**	**136,506.00**		**131,747.98**	**1,580,975.76**

907 - HARTMAN GULF PLAZA,HOUSTON

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
907	100	GULF INTERSTATE ENGINEERING	Commercial	934.00	03/01/2013	04/30/2024	134	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
907	105	GULF INTERSTATE ENG.	Commercial	3,395.00	03/01/2014	04/30/2024	122	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
907	120A	GULF INTERSTATE ENGINEERING	Commercial	3,000.00	03/01/2014	04/30/2024	122	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
907	120B	GULF INTERSTATE ENGINEERING	Commercial	6,195.00	12/10/2012	04/30/2024	137	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
907	140	SUNNY DELI	Commercial	677.00	11/01/2012	04/30/2025	150	789.83	1.17	9,477.96	14.00	0.00	0.00	0.00	0.00
907	150	GULF INTERSTATE ENG.	Commercial	3,910.00	03/01/2011	04/30/2024	158	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
907	175B	GULF INTERSTATE ENG.	Commercial	853.00	03/01/2011	04/30/2024	158	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 67

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
907	200	GULF INTERSTATE ENG.	Commercial	4,963.00	01/23/2012	04/30/2024	148	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
907	205	GULF INTERSTATE ENG.	Commercial	475.00	03/01/2011	04/30/2024	158	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
907	206	GULF INTERSTATE ENG.	Commercial	80.00	01/01/2013	04/30/2024	136	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
907	210	GULF INTERSTATE ENG.	Commercial	2,714.00	01/01/2013	04/30/2024	136	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
907	220	GULF INTERSTATE ENG.	Commercial	1,651.00	03/01/2011	04/30/2024	158	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
907	260	GULF INTERSTATE ENG.	Commercial	10,841.00	02/01/2014	04/30/2024	123	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
907	300	GULF INTERSTATE ENG.	Commercial	20,442.00	03/01/2011	04/30/2024	158	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
907	400	GULF INTERSTATE ENG.	Commercial	19,894.00	03/01/2011	04/30/2024	158	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
907	600	GULF INTERSTATE ENGINEERING	Commercial	20,083.00	03/01/2011	04/30/2024	158	178,145.42	8.87	2,137,745.04	106.45	0.00	0.00	0.00	0.00
907	115	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
907	175A	VACANT		211.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
907	250	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
907	265	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
907	500	VACANT		4,009.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
907	525	VACANT		1,491.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
907	530	VACANT		2,062.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
907	550	VACANT		10,979.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
907	580	VACANT		1,672.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
907	600P1	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
907	601	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
907	PLUG	VACANT		120.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**120,651.00**				**178,935.25**	**1.48**	**2,147,223.00**	**17.80**	**0.00**	**0.00**	**0.00**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	16	100,107.00	82.97	178,935.25	2,147,223.00
Vacant	12	20,544.00	17.02	0.00	0.00
Total	**28**	**120,651.00**		**178,935.25**	**2,147,223.00**

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 68

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
909 - ENERGY PLAZA I & II,SAN ANTONIO															
Current Leases															
909	ANT	LOGIX COMMUNICATIONS	Commercial	0.00	01/01/2008		0	83.33	0.00	999.96	0.00	0.00	0.00	0.00	0.00
909	ES-500	EXECUTIVE SUITE RECEPTION	Commercial	458.00	05/01/2016		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	ES-514	HARTMAN LARGE CONFERENCE ROOM	Commercial	227.00	05/01/2016		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	ES-516	COPY ROOM and STORAGE ROOM	Commercial	427.00	05/01/2016		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	ES-517	DANFOSS AUTOMATIC CONTROLS	Commercial	150.00	01/01/2001		0	462.50	3.08	5,550.00	37.00	0.00	0.96	169.00	0.00
909	ES-519	MARK THOMPSON	Commercial	200.00	11/04/2016		0	583.33	2.92	6,999.96	35.00	0.00	2.27	379.17	0.00
909	ES-522	MICHAEL J. WOODS	Commercial	140.00	10/15/2006		0	338.00	2.41	4,056.00	28.97	0.00	0.71	338.00	0.00
909	ES-523	HARTMAN LEASING OFFICE	Commercial	170.00	05/01/2016		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	ES-526	HARTMAN IT ROOM	Commercial	140.00	05/01/2016		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	ES-527	HARTMAN ENGINEER OFFICE	Commercial	170.00	05/01/2016		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	ES-528	JAMES HARPER	Commercial	140.00	03/01/2015		0	450.00	3.21	5,400.00	38.57	0.00	0.00	450.00	0.00
909	ES-529	HARTMAN MANAGEMENT OFFICE	Commercial	220.00	05/01/2016		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	ES-530	HARTMAN SMALL CONFERENCE ROOM	Commercial	130.00	05/01/2016		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	ES-531	PILGRIM MORTGAGE, LLC	Commercial	170.00	04/01/2016		0	480.00	2.82	5,760.00	33.88	0.00	0.00	480.00	0.00
909	ES-532	HARTMAN ENGINEERING OFFICE	Commercial	130.00	10/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	ES-535	STANDARD TUBE COMPANY	Commercial	170.00	02/18/2008		0	578.00	3.40	6,936.00	40.80	0.84	0.00	0.00	0.00
909	ES-538	HARTMAN JANITORIAL CLOSET	Commercial	130.00	05/01/2016		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 69

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
909	ES-539	QUAIL TOOLS, LP	Commercial	200.00	11/01/2012		0	650.00	3.25	7,800.00	39.00	0.00	2.12	465.00	0.00
909	ES-540	ENGVALL & LOPEZ, LLP	Commercial	200.00	06/22/2016		0	583.00	2.92	6,996.00	34.98	0.00	0.00	683.00	0.00
909	ES-543	CAPITAL DEVELOPMENT CORPORATION	Commercial	315.00	01/01/2010		0	875.00	2.78	10,500.00	33.33	0.00	5.41	391.00	0.00
909	ES-544	ERVIN WELL SITE CONSULTANTS	Commercial	120.00	07/16/2012		0	380.00	3.17	4,560.00	38.00	0.00	0.50	700.00	0.00
909	ES-547	TORO BRAVO CONSTRUCTIO N, LLC	Commercial	180.00	04/16/2018	10/31/2018	7	525.00	2.92	6,300.00	35.00	0.00	0.00	525.00	0.00
909	ES-549	HARTMAN JANITORIAL CLOSET	Commercial	120.00	12/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	ES-553	HARTMAN MANAGEMENT OFFICE	Commercial	315.00	05/01/2016		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	N-100	PROTECTION DEVELOPMENT, INC.	Commercial	3,576.00	01/15/2014	01/31/2021	85	6,705.00	1.88	80,460.00	22.50	0.00	0.00	8,884.46	0.00
909	N-101	CHRIS NEGEM	Commercial	3,214.00	05/01/2017	12/31/2018	20	6,010.18	1.87	72,122.16	22.44	0.00	0.00	0.00	0.00
909	N-102	RIVERSIDE SECURITIES	Commercial	1,136.00	03/09/2016	09/30/2022	79	2,035.33	1.79	24,423.96	21.50	0.00	0.09	2,130.00	0.00
909	N-105	CHRIS H. NEGEM	Commercial	2,609.00	12/01/2012	12/31/2018	73	4,883.68	1.87	58,604.16	22.46	0.00	0.00	4,278.13	0.00
909	N-110	SADOVSKY & ELLIS PLLC	Commercial	1,384.00	06/01/2018	05/31/2023	60	2,191.33	1.58	26,295.96	19.00	0.00	0.00	2,422.00	0.00
909	N-115	WEST AND SWOPE RANCHES, LLC	Commercial	1,562.00	07/01/2018	06/30/2021	36	2,863.67	1.83	34,364.04	22.00	0.00	0.29	2,993.83	0.00
909	N-200	E.J. WARD, INC.	Commercial	3,646.00	03/02/2018	02/28/2023	60	5,772.83	1.58	69,273.96	19.00	0.00	0.00	6,380.50	0.00
909	N-210	DOUGLAS C. YOUNG	Commercial	1,086.00	06/01/2012	05/31/2020	96	2,141.23	1.97	25,694.76	23.66	0.78	0.60	1,639.05	0.00
909	N-212	TURNAGE WEALTH MANAGEMENT, LLC	Commercial	1,105.00	02/01/2017	02/29/2020	37	1,864.69	1.69	22,376.28	20.25	0.00	0.00	1,887.71	0.00
909	N-215	THE LANFEAR LAW FIRM, P.C.	Commercial	665.00	04/01/2014	03/31/2019	60	1,302.29	1.96	15,627.48	23.50	1.46	0.00	278.00	0.00
909	N-216	MILLER MAYS & ASSOCIATES, LLC	Commercial	1,698.00	04/01/2013	03/31/2021	96	2,971.50	1.75	35,658.00	21.00	0.97	0.00	1,530.00	0.00
909	N-300	THE K FORD GROUP, P.C.	Commercial	5,882.00	01/01/2011	12/31/2021	132	11,151.29	1.90	133,815.48	22.75	0.00	0.22	5,444.83	0.00
909	N-306	G.A. & ED LOWRANCE, INC.	Commercial	428.00	10/01/2010	09/30/2021	132	793.58	1.85	9,522.96	22.25	2.17	0.00	650.00	0.00

Friday, September 28, 2018
04:19 PM

Page 70

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
909	N-312	LAW OFFICE OF COURTNEY C. SOSSAMAN, PLLC	Commercial	1,899.00	09/16/2016	09/30/2019	37	3,283.69	1.73	39,404.28	20.75	0.47	0.00	3,362.81	0.00
909	N-315	BRUINGTON ENGINEERING LTD.	Commercial	3,170.00	09/01/2012	08/31/2021	108	5,679.58	1.79	68,154.96	21.50	0.00	0.14	2,237.72	0.00
909	N-406	RAYES, INC.	Commercial	1,744.00	02/17/2014	01/31/2022	96	3,088.33	1.77	37,059.96	21.25	1.27	0.00	6,179.25	0.00
909	N-410	ROLAND ECHAVARRIA, P.C.	Commercial	500.00	04/01/2018	03/31/2023	60	812.50	1.62	9,750.00	19.50	0.00	1.82	812.50	0.00
909	N-411	MPG PETROLEUM, INC.	Commercial	1,088.00	01/01/2014	01/31/2019	61	2,130.67	1.96	25,568.04	23.50	1.10	0.36	1,666.93	0.00
909	N-414	ROCANDA USA INC	Commercial	327.00	04/01/2014	03/31/2020	72	599.50	1.83	7,194.00	22.00	0.00	0.00	531.38	0.00
909	N-416	RAND RESOURCES, LTD. and ALAMO OPERATING COMPANY, L.C.	Commercial	764.00	08/01/2013	07/31/2019	72	1,480.25	1.94	17,763.00	23.25	0.68	0.00	0.00	0.00
909	N-424	THOMAS R. WARD	Commercial	607.00	05/01/2014	06/30/2020	74	1,112.83	1.83	13,353.96	22.00	1.27	0.00	1,112.83	0.00
909	N-425	THREE RIVERS ENERGY, LTD	Commercial	1,031.00	01/15/2017	01/31/2020	37	1,739.81	1.69	20,877.72	20.25	0.00	0.00	1,847.21	0.00
909	N-427	JOHN C. CALHOUN, CPA	Commercial	4,889.00	03/01/2010	07/31/2021	137	8,148.33	1.67	97,779.96	20.00	0.00	0.00	4,376.33	0.00
909	N-501	NALCO COMPANY	Commercial	5,491.00	04/01/2014	09/30/2020	78	10,524.42	1.92	126,293.04	23.00	1.27	0.00	10,295.63	0.00
909	N-603	CITY ORIENTE, INC.	Commercial	4,007.00	02/01/2014	03/31/2019	62	7,346.17	1.83	88,154.04	22.00	0.00	0.00	11,043.00	0.00
909	N-616	SAN ANTONIO PETROLEUM CLUB	Commercial	2,606.00	06/01/2015	08/31/2024	111	4,126.17	1.58	49,514.04	19.00	0.99	0.00	0.00	0.00
909	N-620	MRS RTS INC.	Commercial	1,320.00	10/01/2012	11/30/2019	86	2,502.50	1.90	30,030.00	22.75	1.27	0.00	2,806.50	0.00
909	N-700	SAN ANTONIO PETROLEUM CLUB, INC.	Commercial	13,432.00	09/01/2006	08/31/2024	216	19,588.33	1.46	235,059.96	17.50	1.32	0.00	11,738.04	0.00
909	S-101	AKIN, DOHERTY, KLEIN & FEUGE, P.C.	Commercial	14,064.00	06/01/2014	11/30/2022	102	30,808.75	2.19	369,705.00	26.29	0.00	0.00	4,012.12	0.00
909	S-201	MCCALL & ASSOCIATES - AIA ARCHITECTS	Commercial	2,228.00	05/01/2014	04/30/2020	72	3,899.00	1.75	46,788.00	21.00	0.00	0.00	1,600.00	0.00
909	S-205	AKIN, DOHERTY, KLEIN & FEUGE, P.C.	Commercial	3,541.00	09/09/2015	11/30/2022	87	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

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04:19 PM

Rent Roll

Page 71

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
909	S-300	AGEISS, INC.	Commercial	4,220.00	12/01/2012	09/30/2020	94	7,736.67	1.83	92,840.04	22.00	2.17	0.00	6,793.50	0.00
909	S-302	BARBARA HARDIN	Commercial	431.00	12/01/2013	12/31/2019	73	826.08	1.92	9,912.96	23.00	0.00	0.00	682.42	0.00
909	S-305	BWS PIPE, INC.	Commercial	882.00	12/01/2014	11/30/2018	48	1,653.75	1.88	19,845.00	22.50	1.27	0.00	2,537.33	0.00
909	S-306	CONFERENCE ROOM SOUTH TOWER	Commercial	278.00	05/01/2016		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	S-325	ENERGY FIRST ENGINEERING & CONSULTING, LLC	Commercial	1,604.00	04/01/2018	03/31/2021	36	2,606.50	1.62	31,278.00	19.50	0.00	0.00	2,740.17	0.00
909	S-330	EXCALIBUR RENTALS, INC.	Commercial	1,368.00	08/01/2018	07/31/2021	36	2,337.00	1.71	28,044.00	20.50	0.00	0.00	2,337.00	0.00
909	S-400	VANTAGE OPERATING, LLC	Commercial	4,020.00	01/01/2017	12/31/2019	36	7,537.50	1.88	90,450.00	22.50	0.00	0.00	7,705.00	0.00
909	S-405	FIRST CHOICE CHILDREN'S HOMECARE INC.	Commercial	5,040.00	12/01/2010	02/07/2021	122	9,135.00	1.81	109,620.00	21.75	0.00	0.00	1,736.00	0.00
909	S-500	HOUSING & COMMUNITY SERVICES, INC.	Commercial	9,792.00	02/01/2014	01/31/2020	72	17,136.00	1.75	205,632.00	21.00	0.99	0.00	12,000.00	0.00
909	S-517	HOUSING AND COMMUNITY SERVICES, INC.	Commercial	2,988.00	08/01/2017	01/31/2020	30	5,229.00	1.75	62,748.00	21.00	0.00	0.00	0.00	0.00
909	S-605	JOB1USA, INC.	Commercial	654.00	03/01/2017	02/28/2019	24	1,226.25	1.88	14,715.00	22.50	0.00	0.00	1,226.25	0.00
909	S-606	FOSTER CM GROUP, INC., a Texas Corporation	Commercial	3,993.00	08/01/2014	07/31/2022	96	8,099.14	2.03	97,189.68	24.34	1.10	0.00	405.00	0.00
909	S-607	HOUSING AND COMMUNITY SERVICES, INC.	Commercial	1,898.00	02/01/2015	01/31/2020	60	3,321.50	1.75	39,858.00	21.00	0.99	0.00	12,000.00	0.00
909	S-614	HALLIBURTON ENERGY SERVICES, INC.	Commercial	5,147.00	08/01/2014	06/30/2019	59	9,650.63	1.88	115,807.56	22.50	1.10	0.28	1,242.40	0.00
909	S-700	JDRF INTERNATIONAL	Commercial	2,815.00	02/17/2018	02/28/2025	85	4,515.73	1.60	54,188.76	19.25	0.00	0.00	0.00	0.00
909	S-701	NOBLE F. LISENBEE	Commercial	963.00	10/01/2017	11/30/2022	62	1,605.00	1.67	19,260.00	20.00	0.00	0.00	1,765.50	0.00
909	S-703	VALOR EXPLORATION, LLC	Commercial	1,722.00	04/01/2015	05/31/2021	74	3,085.25	1.79	37,023.00	21.50	0.00	0.00	2,941.75	0.00
909	S-704	FIELD PETROLEUM CORP.	Commercial	694.00	05/15/2017	05/31/2019	25	1,272.33	1.83	15,267.96	22.00	0.00	0.00	1,272.33	0.00
909	S-705	J. CHARLES HOLLIMON, LTD.	Commercial	4,443.00	09/01/2012	02/28/2019	78	8,591.21	1.93	103,094.52	23.20	2.09	0.19	8,172.13	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 72

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
909	ES-515	VACANT		200.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	ES-516B	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	ES-521	VACANT		315.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	ES-524	VACANT		140.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	ES-525	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	ES-533	VACANT		220.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	ES-534	VACANT		260.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	ES-541	VACANT		140.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	ES-542	VACANT		120.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	ES-546	VACANT		180.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	N-205	VACANT		1,545.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	N-220	VACANT		2,596.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	N-305	VACANT		1,326.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	N-400	VACANT		1,965.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	N-418	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	N-450	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	N-500	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	N-604	VACANT		856.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	N-605	VACANT		1,447.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	N-610	VACANT		451.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	N-612	VACANT		2,196.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	PKG01	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	PKG02	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	PKG03	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	PKG04	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	PKG05	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	PLUG	VACANT		1,601.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	PLUG-2	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	S-108	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	S-200	VACANT		4,016.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	S-301	VACANT		1,871.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	S-309	VACANT		2,310.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	S-410	VACANT		3,881.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	S-602	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	S-610	VACANT		1,216.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	S-615	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	S-702	VACANT		2,994.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
909	S-706	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**180,119.00**				**259,110.13**	**1.44**	**3,109,321.56**	**17.26**	**0.45**	**0.05**	**172,277.71**	**0.00**

Friday, September 28, 2018
04:19 PM

Page 73

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent										
Occupied	74	148,273.00	82.31	259,110.13	3,109,321.56										
Vacant	38	31,846.00	17.68	0.00	0.00										
Total	**112**	**180,119.00**		**259,110.13**	**3,109,321.56**										
910 - TIMBERCREEK ATRIUM															
Current Leases															
910	100	MARCOS ACUNA	Commercial	960.00	08/01/2017	10/31/2020	39	1,360.00	1.42	16,320.00	17.00	0.00	0.00	1,440.00	0.00
910	102	YAMIR A. SAN MARTIN	Commercial	1,292.00	05/25/2016	10/31/2021	66	1,776.50	1.38	21,318.00	16.50	0.48	0.00	1,776.50	0.00
910	105, 111	H2O CONSULTING - STORAGE	Commercial	721.00	01/01/2014	12/31/2023	120	0.00	0.00	0.00	0.00	0.00	10.17	0.00	0.00
910	107, 215	H2O CONSULTING, INC.	Commercial	8,314.00	01/01/2014	12/31/2023	120	12,326.17	1.48	147,914.04	17.79	0.00	0.16	0.00	0.00
910	108	HARRIS COUNTY HOSPITAL DISTRICT	Commercial	6,885.00	03/01/2012	02/28/2022	120	12,611.02	1.83	151,332.24	21.98	1.15	0.00	0.00	0.00
910	109	ROBERT ELLISOR	Commercial	1,072.00	01/01/2012	12/31/2020	108	1,652.67	1.54	19,832.04	18.50	0.00	0.78	0.00	0.00
910	110	SANDRA HEINTZ	Commercial	935.00	09/01/2013	11/30/2018	63	1,324.58	1.42	15,894.96	17.00	0.22	0.00	0.00	0.00
910	113	GULF COAST SPRINKLERS, INC.	Commercial	425.00	09/01/2013	08/31/2019	72	637.50	1.50	7,650.00	18.00	0.22	0.00	0.00	0.00
910	206	J & J PLASTERING, INC.	Commercial	1,210.00	07/01/2018	08/31/2021	38	1,714.17	1.42	20,570.04	17.00	0.00	0.00	1,815.00	0.00
910	208	ALPHEUS ENTERPRISE, INC.	Commercial	1,933.00	09/01/2011	02/28/2019	90	2,738.42	1.42	32,861.04	17.00	1.15	0.43	0.00	0.00
910	300	JOHANN RESTITUYO	Commercial	2,292.00	04/29/2015	11/30/2023	104	0.00	0.00	0.00	0.00	0.00	0.40	708.00	0.00
910	301	MANAGEMENT OFFICE	Commercial	730.00	09/01/2013		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
910	305	PEDRO MCCRACKEN DESIGN GROUP	Commercial	1,520.00	04/01/2017	06/30/2020	39	2,216.67	1.46	26,600.04	17.50	0.00	0.30	709.50	0.00
910	307	ESTILISTAS USA, LLC	Commercial	1,016.00	02/15/2017	05/31/2022	64	1,397.00	1.38	16,764.00	16.50	0.00	0.00	1,524.00	0.00
910	308	PAULISHA A. AUGILLARD	Commercial	1,295.00	11/01/2017	12/31/2023	74	300.00	0.23	3,600.00	2.78	0.00	0.00	600.00	0.00
910	309	P&R PLUMBING, INC.	Commercial	1,438.00	10/01/2017	12/31/2020	39	1,887.38	1.31	22,648.56	15.75	0.00	0.00	2,007.21	0.00

Friday, September 28, 2018
04:19 PM

Page 74

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
910	315	GREEN-DORSEY ENTERPRISES, LLC	Commercial	1,335.00	02/01/2017	04/30/2022	63	1,696.56	1.27	20,358.72	15.25	0.00	0.31	1,863.44	0.00
910	316	THREE6IXTY VISUAL, INC.	Commercial	1,268.00	03/01/2017	05/31/2022	63	1,664.25	1.31	19,971.00	15.75	0.00	0.33	3,328.50	0.00
910	318	MARY JOVE	Commercial	136.00	08/01/2018	09/30/2021	38	0.00	0.00	0.00	0.00	0.00	0.00	300.00	0.00
910	319	FADI MANAGEMENT INC., a Texas Corporation	Commercial	1,146.00	02/13/2015	04/30/2020	63	1,719.00	1.50	20,628.00	18.00	0.27	0.00	1,766.65	0.00
910	320	MARCEL GAMBOA	Commercial	554.00	12/29/2015	01/31/2022	74	761.75	1.38	9,141.00	16.50	0.48	0.00	761.75	0.00
910	321	DUNAMIS HOME CARE, LLC	Commercial	734.00	09/01/2017	11/30/2020	39	1,039.83	1.42	12,477.96	17.00	0.00	0.62	1,101.00	0.00
910	322	PADGETT BUSINESS SERVICES, LLC	Commercial	737.00	10/29/2016	12/31/2019	39	982.67	1.33	11,792.04	16.00	0.00	0.00	982.67	0.00
910	200	VACANT		1,350.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
910	202	VACANT		994.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
910	204	VACANT		1,614.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
910	205	VACANT		1,225.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
910	207	VACANT		1,158.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
910	209	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
910	210	VACANT		3,127.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
910	214	VACANT		1,325.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
910	303	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
910	310	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
910	311	VACANT		1,531.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
910	312	VACANT		763.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**51,035.00**				**49,806.14**	**0.98**	**597,673.68**	**11.71**	**0.23**	**0.25**	**20,684.22**	**0.00**
Future/Pending Leases															
910	214	CAROLYN WALDREP	Commercial	1,325.00	11/01/2018	01/31/2024	63	0.00	0.00	0.00	0.00	0.00	0.00	1,987.50	0.00

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	25	37,948.00	74.35	49,806.14	597,673.68
Vacant	12	13,087.00	25.64	0.00	0.00
Total	**37**	**51,035.00**		**49,806.14**	**597,673.68**

911 - COPPERFIELD

Current Leases

Friday, September 28, 2018
04:19 PM

Page 75

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
911	100	JP MORGAN CHASE BANK	Commercial	7,489.00	07/01/2013	06/30/2023	120	10,853.83	1.45	130,245.96	17.39	0.76	0.00	0.00	0.00
911	101	SIMPLIFIED POWER, LLC	Commercial	1,382.00	09/01/2013	08/31/2023	120	2,130.58	1.54	25,566.96	18.50	0.00	0.00	0.00	0.00
911	102	RAMOS CONSULTING LLC	Commercial	1,814.00	07/01/2018	08/31/2021	38	2,872.17	1.58	34,466.04	19.00	0.00	0.00	3,023.33	0.00
911	104	ASSOCIATION & COMMUNITY MANAGING PROFESSIONALS, INC.	Commercial	1,535.00	10/15/2017	01/31/2021	40	2,430.42	1.58	29,165.04	19.00	0.00	0.00	2,558.33	0.00
911	209	MARK KISLINGBURY ACADEMY OF COURT REPORTING, INC.	Commercial	2,002.00	01/01/2016	01/31/2020	49	3,086.42	1.54	37,037.04	18.50	0.00	0.00	2,238.54	0.00
911	210	FLORIS & FLORIS, PLLC	Commercial	816.00	07/01/2014	06/30/2024	120	1,207.00	1.48	14,484.00	17.75	0.00	0.00	0.00	0.00
911	211B	EDWARD D. JONES & CO., L.P.	Commercial	1,282.00	02/01/2017	01/31/2022	60	1,863.00	1.45	22,356.00	17.44	0.00	0.00	0.00	0.00
911	212	TRITON CONSTRUCTION COMPANY	Commercial	681.00	06/01/2014	05/31/2019	60	1,064.06	1.56	12,768.72	18.75	0.89	0.00	0.00	0.00
911	213	BRIAN DAVID BARNETT	Commercial	564.00	09/15/2017	09/30/2019	25	850.00	1.51	10,200.00	18.09	0.00	0.00	850.00	0.00
911	245	JOHN LE	Commercial	951.00	09/01/2018	12/31/2023	64	0.00	0.00	0.00	0.00	0.00	0.00	1,585.00	0.00
911	250	OSCAR D. GONZALEZ	Commercial	558.00	04/01/2018	08/31/2023	65	837.00	1.50	10,044.00	18.00	0.00	0.00	930.00	0.00
911	260	D&D LONESTAR AGENCY, LLC	Commercial	993.00	10/01/2017	09/30/2022	60	1,448.13	1.46	17,377.56	17.50	0.00	0.00	1,448.13	0.00
911	270	SUTTON STATE FARM AGENCY	Commercial	726.00	10/01/2014	12/31/2022	99	1,179.75	1.62	14,157.00	19.50	2.07	0.00	2,348.08	0.00
911	275	FRANK T. McLEAN and MAUREEN DEMELER	Commercial	557.00	07/01/2015	07/31/2021	73	861.03	1.55	10,332.36	18.55	0.00	0.00	812.29	0.00
911	280	STEVEN TOUCHY	Commercial	1,140.00	10/01/2010	09/30/2021	132	1,805.00	1.58	21,660.00	19.00	0.77	0.00	0.00	0.00
911	281	GARY L. BUSCH	Commercial	447.00	06/13/2016	08/31/2019	39	670.50	1.50	8,046.00	18.00	0.15	0.00	633.25	0.00
911	300	KEARNS INSURANCE AGENCY	Commercial	1,249.00	06/01/2011	06/30/2021	121	1,977.58	1.58	23,730.96	19.00	0.58	0.00	0.00	0.00
911	301	MICHAEL PRESCOTT TAX SERVICE, LLC	Commercial	915.00	05/18/2016	08/31/2021	64	1,334.38	1.46	16,012.56	17.50	0.15	0.00	1,334.38	0.00
911	302	DRC HEALTH SYSTEMS L.P.	Commercial	3,177.00	11/01/2010	12/31/2021	134	5,493.56	1.73	65,922.72	20.75	1.66	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 76

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
911	303	SAGA BUSINESS SERVICES, LLC	Commercial	1,256.00	02/01/2016	04/30/2021	63	1,831.67	1.46	21,980.04	17.50	0.15	0.00	1,831.67	0.00
911	304	HAINGE & ASSOCIATES, INC.	Commercial	1,212.00	05/01/2018	06/30/2021	38	1,919.00	1.58	23,028.00	19.00	0.00	0.00	2,020.00	0.00
911	306	KELLI N. HAMPTON	Commercial	737.00	02/01/2018	04/30/2021	39	1,166.92	1.58	14,003.04	19.00	0.00	0.00	1,228.33	0.00
911	103	VACANT		1,914.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
911	201	VACANT		2,340.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
911	240	VACANT		925.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
911	308	VACANT		3,659.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
911	310	VACANT		2,083.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
911	PLUG	VACANT		217.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**42,621.00**				**46,882.00**	**1.10**	**562,584.00**	**13.20**	**0.35**	**0.00**	**22,841.33**	**0.00**
Future/Pending Leases															
911	240	COLLATERAL SPECIALISTS, INC.	Commercial	925.00	11/01/2018	12/31/2021	38	0.00	0.00	0.00	0.00	0.00	0.00	2,946.88	0.00

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	22	31,483.00	73.86	46,882.00	562,584.00
Vacant	6	11,138.00	26.13	0.00	0.00
Total	**28**	**42,621.00**		**46,882.00**	**562,584.00**

912 - 400 N. BELT,HOUSTON

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
912	0100, 0101	AMEGY BANK OF TEXAS	Commercial	13,912.00	08/01/2010	12/31/2022	149	20,868.00	1.50	250,416.00	18.00	0.00	0.00	0.00	0.00
912	0105	REPUBLIC CENTRAL REALTY, INC.	Commercial	1,518.00	04/01/2018	06/30/2023	63	1,342.17	0.88	16,106.04	10.61	6.89	0.00	2,466.75	0.00
912	0112	HARTMAN FITNESS CENTER	Commercial	1,416.00	01/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	0115	JOSEPH THEIS ENTERPRISES, L.L.C.	Commercial	1,590.00	01/01/2014	12/31/2018	60	0.00	0.00	0.00	0.00	0.00	0.00	1,500.00	0.00
912	0301	ALPHA PETROLEUM SERVICES, LLC	Commercial	3,913.00	01/01/2017	01/31/2021	49	2,608.67	0.67	31,304.04	8.00	7.12	0.00	5,706.46	0.00
912	0302	LONGBRIDGE FINANCIAL, LLC	Commercial	4,209.00	03/01/2017	05/31/2022	63	2,455.25	0.58	29,463.00	7.00	7.12	0.00	5,962.75	0.00
912	0320, 0321	MARK KAHIL	Commercial	5,081.00	12/05/2016	11/30/2021	60	3,857.33	0.76	46,287.96	9.11	7.12	0.00	2,138.75	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 77

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
912	0325	BELL GEOSPACE, INC.	Commercial	5,280.00	07/01/2016	11/30/2021	65	3,740.00	0.71	44,880.00	8.50	7.12	0.00	8,140.00	0.00
912	0400	HARTMAN CONFERENCE ROOM	Commercial	2,750.00	09/01/2016		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	0410	HARTMAN MANAGEMENT OFFICE	Commercial	1,954.00	09/01/2016		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	0412	CENA FITTINGS USA, LLC	Commercial	333.00	11/01/2017	10/31/2019	24	749.25	2.25	8,991.00	27.00	0.00	0.00	749.25	0.00
912	0500	BRADFORD HOLDING COMPANY, INC.	Commercial	2,298.00	04/01/2016	03/31/2019	36	1,723.50	0.75	20,682.00	9.00	7.12	0.00	6,702.50	0.00
912	0520	HAVER & BOECKER USA, INC.	Commercial	1,559.00	03/01/2016	02/28/2019	36	2,435.94	1.56	29,231.28	18.75	0.00	0.00	2,435.94	0.00
912	0530	LONESTAR DEEPWATER, LLC	Commercial	1,942.00	05/01/2017	06/30/2020	38	1,577.88	0.81	18,934.56	9.75	7.12	0.00	3,034.38	0.00
912	0540	BARRILLEAUX INC.	Commercial	1,532.00	09/01/2018	08/31/2019	12	1,772.01	1.16	21,264.12	13.88	7.12	0.00	2,681.00	0.00
912	0550	SOUTHERN STATES OFFSHORE, INC.	Commercial	1,881.00	11/01/2017	10/31/2018	12	1,741.49	0.93	20,897.88	11.11	7.12	0.00	0.00	0.00
912	0560	DK SANDERS PsyD and ASSOCIATES, INC.	Commercial	1,405.00	04/01/2017	05/31/2022	62	936.67	0.67	11,240.04	8.00	7.12	0.00	2,107.50	0.00
912	0570	CS LEASING INC.	Commercial	1,073.00	09/01/2016	08/31/2020	48	894.17	0.83	10,730.04	10.00	7.12	0.00	1,743.63	0.00
912	0580	DEFENDERS, INC.	Commercial	1,788.00	09/01/2017	08/31/2019	24	2,068.12	1.16	24,817.44	13.88	7.12	0.00	2,980.00	0.00
912	0590	SANTOS CMI, INC. (USA)	Commercial	1,852.00	10/26/2016	10/31/2018	25	1,791.81	0.97	21,501.72	11.61	7.12	0.00	2,700.83	0.00
912	0601	SIANA OIL & GAS CO., LLC	Commercial	5,933.00	09/01/2016	09/30/2021	61	3,955.34	0.67	47,464.08	8.00	7.12	0.00	8,899.50	0.00
912	0625	TEXAS SERENITY ACADEMY INC.	Commercial	5,268.00	06/01/2018	05/31/2024	72	0.00	0.00	0.00	0.00	0.00	0.00	8,780.00	0.00
912	0650	GALTWAY MARKETING, LLC	Commercial	3,145.00	03/01/2018	04/30/2024	74	2,780.70	0.88	33,368.40	10.61	6.89	0.00	5,372.71	0.00
912	0700	EDUCATIONAL COMMISSION FOR FOREIGN MEDICAL GRADUATES	Commercial	19,434.00	07/01/2014	10/31/2024	124	25,912.00	1.33	310,944.00	16.00	7.28	0.00	0.00	0.00
912	0900	CODILIS & STAWIARSKI, P.C.	Commercial	19,675.00	07/01/2017	04/30/2023	70	12,706.77	0.65	152,481.24	7.75	4.75	0.00	29,922.40	0.00

Friday, September 28, 2018
04:19 PM

Page 78

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
912	1000	CARNEGIE STRATEGIC DESIGN ENGINEERS, LLC	Commercial	9,658.00	02/01/2015	11/30/2020	70	13,279.75	1.38	159,357.00	16.50	7.12	0.00	22,487.04	0.00
912	1025	MASTERPIECE INTERNATIONA L LIMITED	Commercial	3,427.00	08/01/2016	07/31/2021	60	2,141.87	0.62	25,702.44	7.50	7.12	0.00	4,854.92	0.00
912	1050	eWINDOWCOVE RINGS, LLC	Commercial	6,590.00	07/01/2017	06/30/2028	132	0.00	0.00	0.00	0.00	0.00	0.00	12,081.67	0.00
912	1200	ULTRA RESOURCES, INC.	Commercial	19,675.00	04/01/2014	09/30/2021	90	16,395.83	0.83	196,749.96	10.00	7.89	0.40	27,053.13	0.00
912	ANTENN A3	ABOVENET COMMUNICATI ONS, INC.	Commercial	0.00	01/01/2014		0	251.32	0.00	3,015.84	0.00	0.00	0.00	0.00	0.00
912	ANTENN A4	LEVEL 3 COMMUNICATI ONS, LLC	Commercial	0.00	05/01/2015	04/30/2020	60	163.91	0.00	1,966.92	0.00	0.00	0.00	0.00	0.00
912	0102	VACANT		1,913.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	0110	VACANT		1,440.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	0200	VACANT		4,155.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	0210	VACANT		1,445.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	0220	VACANT		1,652.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	0230	VACANT		1,652.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	0240	VACANT		1,422.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	0250	VACANT		975.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	0260	VACANT		1,067.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	0270	VACANT		1,081.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	0411	VACANT		252.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	0413	VACANT		303.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	0414	VACANT		254.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	0415	VACANT		254.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	0416	VACANT		254.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	0417	VACANT		215.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	0418	VACANT		207.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	0440	VACANT		13,070.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	0510	VACANT		2,655.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	0595	VACANT		1,690.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	0600	VACANT		5,329.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	0800	VACANT		19,675.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	1100	VACANT		19,675.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	ANTENN A2	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
912	PLUG	VACANT		146.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 79

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
Total Current				**230,872.00**				**128,149.75**	**0.56**	**1,537,797.00**	**6.66**	**3.41**	**0.03**	**170,501.11**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	33	150,091.00	65.01	128,149.75	1,537,797.00
Vacant	25	80,781.00	34.98	0.00	0.00
Total	**58**	**230,872.00**		**128,149.75**	**1,537,797.00**

913 - COMMERCE PLAZA HILLCREST,DALLAS

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
913	A100, A101	ANTHEM FAMILY STRONG	Commercial	4,684.00	02/01/2012	07/31/2020	102	6,245.33	1.33	74,943.96	16.00	0.81	0.85	2,289.38	0.00
913	A103	GRAPHIC PRODUCTS, L.P.	Commercial	1,480.00	05/01/2013	04/30/2019	72	1,942.50	1.31	23,310.00	15.75	0.57	0.00	425.00	0.00
913	A106	MECHANICAL/TELEPHONE/ELECTRICAL CLOSET	Commercial	353.00	05/01/2004	04/30/2024	240	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	A110	HEALTH PLAN RESOURCES, LLC	Commercial	594.00	05/01/2018	12/31/2018	8	792.00	1.33	9,504.00	16.00	0.00	0.00	792.00	0.00
913	A112, A124	OHLENFORST THERAPY DALLAS	Commercial	2,600.00	07/01/2014	10/31/2019	64	3,466.67	1.33	41,600.04	16.00	0.17	0.00	765.00	0.00
913	A123	MATT SLOAN, M.D., PLLC	Commercial	1,769.00	06/06/2011	11/30/2022	138	2,026.98	1.15	24,323.76	13.75	0.00	0.68	2,723.02	0.00
913	A126	MICHAEL BROCK, LPC	Commercial	431.00	08/01/2014	07/31/2020	72	592.63	1.38	7,111.56	16.50	0.32	0.00	563.75	0.00
913	A202, A204	ROBERT ANSIAUX	Commercial	455.00	10/01/2012	09/30/2020	96	389.13	0.86	4,669.56	10.26	0.00	0.00	0.00	0.00
913	A210	RAMMELL NWAOKAI	Commercial	510.00	04/15/2018	04/30/2020	25	648.13	1.27	7,777.56	15.25	0.00	0.00	669.38	0.00
913	A211	PACKAGING FORTE, LLC	Commercial	642.00	07/01/2014	07/31/2025	133	856.00	1.33	10,272.00	16.00	0.00	0.00	829.25	0.00
913	A212	HARRIS W. CLARK	Commercial	523.00	08/01/2012	07/31/2021	108	719.13	1.38	8,629.56	16.50	0.27	0.00	653.75	0.00
913	A214	SCOTT M. BALE	Commercial	996.00	09/01/2012	08/31/2020	96	1,286.50	1.29	15,438.00	15.50	0.26	0.00	840.75	0.00
913	A216	ADOLESCENT HEALTH ASSOCIATES	Commercial	1,975.00	07/01/2013	06/30/2020	84	2,551.04	1.29	30,612.48	15.50	0.27	0.00	2,840.63	0.00
913	A217	ROSEMAN SALES ASSOCIATION	Commercial	374.00	10/01/2013	09/30/2022	108	459.71	1.23	5,516.52	14.75	0.00	0.00	676.67	0.00
913	A218	JUDY REDINGTON	Commercial	457.00	07/01/2012	09/30/2022	123	552.21	1.21	6,626.52	14.50	0.81	0.00	499.87	0.00

Friday, September 28, 2018
04:19 PM

Page 80

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Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
913	A224	DR. LARRY D. WILLIAMS	Commercial	615.00	07/31/2012	07/31/2020	97	794.38	1.29	9,532.56	15.50	0.85	0.00	793.75	0.00
913	B100, B101, B105	SUGGS PEDIATRIC OUTPATIENT THERAPY	Commercial	4,266.00	07/01/2010	09/30/2024	171	5,332.50	1.25	63,990.00	15.00	0.18	0.14	2,200.00	0.00
913	B115	GERALD J. ERBACK	Commercial	767.00	05/01/2005	06/30/2022	206	798.96	1.04	9,587.52	12.50	0.00	0.00	1,207.46	0.00
913	B118	MARY ELLEN BLUNTZER	Commercial	864.00	02/01/2013	04/30/2021	99	1,170.00	1.35	14,040.00	16.25	0.00	0.00	1,292.25	0.00
913	B120	TUMINELLO-BROWNING, LLC	Commercial	1,460.00	03/01/2016	04/30/2021	62	2,129.17	1.46	25,550.04	17.50	0.00	0.00	2,066.37	0.00
913	B127	LIFEPOINTE HOSPICE DALLAS METROPLEX, LLC	Commercial	612.00	07/15/2015	07/31/2019	49	867.00	1.42	10,404.00	17.00	0.00	0.00	844.56	0.00
913	B129	EDUCATIONAL SOLUTIONS	Commercial	796.00	10/01/2012	11/30/2018	74	1,028.17	1.29	12,338.04	15.50	0.63	0.00	776.75	0.00
913	B131	INTERNATIONAL TRAVEL SOLUTIONS LLC	Commercial	427.00	10/01/2014	11/30/2021	86	578.23	1.35	6,938.76	16.25	0.32	0.00	551.54	0.00
913	B209	GOH MEDICAL	Commercial	1,093.00	06/01/2018	05/31/2021	36	1,343.48	1.23	16,121.76	14.75	0.00	0.00	1,389.02	0.00
913	B220	NORMA MELAMED and JEFFREY GLASS	Commercial	2,987.00	03/01/2011	07/31/2021	125	4,181.80	1.40	50,181.60	16.80	0.03	0.13	3,629.96	0.00
913	B221	CONVERGING HEALTH, LLC	Commercial	4,478.00	03/01/2018	02/28/2021	36	5,131.04	1.15	61,572.48	13.75	0.00	0.00	5,504.21	0.00
913	B222	NANCY BROOKS	Commercial	509.00	06/01/2016	06/30/2021	61	699.88	1.38	8,398.56	16.50	0.00	0.00	710.48	0.00
913	B224	MICHAEL GOTTLIEB, PH.D.	Commercial	661.00	10/01/2012		0	881.33	1.33	10,575.96	16.00	0.00	0.00	1,041.50	0.00
913	B225	WINDHAVEN COUNSELING CENTER, LLC	Commercial	1,701.00	08/15/2018	08/31/2019	13	2,303.44	1.35	27,641.28	16.25	0.00	0.00	2,303.44	0.00
913	C100	CYTOVET, PLLC	Commercial	370.00	08/01/2016	01/31/2020	42	385.42	1.04	4,625.04	12.50	0.80	0.00	377.71	0.00
913	C103	CARE CLUB, LLC	Commercial	1,109.00	03/29/2016	03/31/2021	61	1,316.94	1.19	15,803.28	14.25	0.80	0.00	1,432.46	0.00
913	C105	DENTAL SURGICAL SOLUTIONS, LLC	Commercial	1,430.00	04/15/2016	04/30/2019	37	1,906.67	1.33	22,880.04	16.00	0.00	0.00	1,787.50	0.00
913	C107	AL NAZEMPOOR	Commercial	801.00	06/01/2014	01/31/2019	56	1,101.38	1.38	13,216.56	16.50	0.17	0.00	859.23	0.00
913	C110	DR. MICHON HAWKINS D.C.	Commercial	881.00	04/01/2018	03/31/2023	60	991.13	1.13	11,893.56	13.50	0.00	0.00	1,156.31	0.00

Friday, September 28, 2018
04:19 PM

Page 81

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Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
913	C112	SANDY POTTER, LCSW and STEVE WOODWARD	Commercial	216.00	04/01/2014	03/31/2020	72	229.50	1.06	2,754.00	12.75	0.00	0.00	539.08	0.00
913	C115	TRI-STEM ENGINEERING, INC.	Commercial	398.00	08/01/2014	07/31/2020	72	522.38	1.31	6,268.56	15.75	1.36	0.00	572.65	0.00
913	C117	MARTHA WILLIAMS, Ed.D.	Commercial	398.00	10/01/2014	09/30/2019	60	514.08	1.29	6,168.96	15.50	0.26	0.00	1,062.50	0.00
913	C118	WILLIAM BRUCE JONES	Commercial	1,411.00	01/01/2015	12/31/2018	48	2,087.25	1.48	25,047.00	17.75	0.00	0.00	2,375.29	0.00
913	C122	SHARON KRAHN, LLC	Commercial	1,809.00	03/01/2016	02/28/2022	72	2,562.75	1.42	30,753.00	17.00	0.00	0.00	1,721.75	0.00
913	C125	MEDICAL HYPERBARICS INC.	Commercial	970.00	01/01/2018	12/31/2019	24	1,252.92	1.29	15,035.04	15.50	0.00	0.00	1,313.54	0.00
913	C127	KELLY D. PHIPPS	Commercial	618.00	07/06/2018	07/31/2019	13	824.00	1.33	9,888.00	16.00	0.00	0.00	824.00	0.00
913	C129	DY PROPERTIES, INC.	Commercial	776.00	05/01/2014	04/30/2019	60	1,018.50	1.31	12,222.00	15.75	0.15	0.50	1,020.00	0.00
913	C203	BILLY GRAMMER, LPC/LMFT/CST	Commercial	1,097.00	01/01/2016	12/31/2021	72	1,508.38	1.38	18,100.56	16.50	0.00	0.00	1,638.38	0.00
913	C205	TEENA JOHNSON	Commercial	580.00	07/01/2018	06/30/2021	36	761.25	1.31	9,135.00	15.75	0.00	0.00	785.42	0.00
913	C207, C211	NATIVE CONTRACTORS , INC.	Commercial	2,244.00	08/01/2012	01/31/2019	78	3,132.25	1.40	37,587.00	16.75	0.00	0.53	744.08	0.00
913	C212	STEVEN R. LONG	Commercial	593.00	12/01/2013	11/30/2018	60	803.02	1.35	9,636.24	16.25	0.33	0.00	941.42	0.00
913	C213	SHARON RAZO	Commercial	450.00	10/01/2015	10/31/2018	37	618.75	1.38	7,425.00	16.50	0.00	0.00	618.75	0.00
913	C217	ANTOINETTE MCGARRAHAN and ANDREW MCGARRAHAN	Commercial	1,847.00	08/15/2012	01/31/2021	102	2,385.71	1.29	28,628.52	15.50	0.60	0.00	1,347.08	0.00
913	C218	DEBRA PHELAN	Commercial	767.00	11/01/2012	10/31/2018	72	1,070.60	1.40	12,847.20	16.75	0.27	0.00	894.83	0.00
913	C224	JEANNIE WHITMAN, Ph.D	Commercial	561.00	06/01/2014	10/31/2021	89	771.38	1.38	9,256.56	16.50	0.56	0.00	794.75	0.00
913	C225	OPTIMAL BODY BRAIN, LLC	Commercial	860.00	03/01/2017	02/29/2020	36	1,092.92	1.27	13,115.04	15.25	0.07	0.00	1,110.83	0.00
913	C226	NAHID T. HOOSHYAR, Ph.D.	Commercial	636.00	10/01/2013	10/31/2020	85	821.50	1.29	9,858.00	15.50	0.83	0.00	528.75	0.00
913	D100	MAIL ROOM	Commercial	239.00	01/01/2000		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	D101	JANITORIAL STORAGE	Commercial	110.00	01/01/2000		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	D102	FIRE CONTROL ROOM	Commercial	536.00	01/01/2000		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 82

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
913	D111	KENNEDY WILSON - AUSTIN, INC.	Commercial	10,214.00	04/01/2012	03/31/2019	84	9,788.42	0.96	117,461.04	11.50	0.14	0.00	911.00	0.00
913	D112	KARLA BOSCO SMITH	Commercial	972.00	06/01/2018	05/31/2021	36	1,275.75	1.31	15,309.00	15.75	0.00	0.00	1,316.25	0.00
913	D114	LUCY T. SMITH, Ph.D., PLLC	Commercial	595.00	01/01/2014	12/31/2018	60	818.13	1.38	9,817.56	16.50	0.17	0.00	743.96	0.00
913	D116	JENNY ANDRADE	Commercial	589.00	06/01/2017	05/31/2019	24	822.15	1.40	9,865.80	16.75	0.07	0.00	822.15	0.00
913	D122	GILBERT COMMERCIAL LP	Commercial	601.00	02/01/2013	05/31/2025	148	801.33	1.33	9,615.96	16.00	0.00	0.00	975.80	0.00
913	D126	CAROL PHELPS	Commercial	568.00	06/01/2016	05/31/2019	36	828.33	1.46	9,939.96	17.50	0.00	0.69	781.00	0.00
913	D206	BUILDING CONFERENCE ROOM	Commercial	717.00	01/01/1988		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	D216	POSITIVE FAMILY INTERVENTION S, LLC	Commercial	1,490.00	06/01/2017	08/31/2022	63	1,924.58	1.29	23,094.96	15.50	0.07	0.00	2,079.79	0.00
913	D221	JOHNSON and KILLOUGH	Commercial	805.00	04/01/2012	07/31/2019	88	1,106.88	1.38	13,282.56	16.50	0.00	0.00	0.00	0.00
913	D226	NINA DELEE	Commercial	422.00	08/01/2014	07/31/2021	84	580.25	1.38	6,963.00	16.50	0.00	0.00	552.50	0.00
913	D231	JEFFERY C. SIEGEL PhD	Commercial	1,720.00	11/01/2014	10/31/2022	96	2,293.33	1.33	27,519.96	16.00	0.00	0.57	1,777.08	0.00
913	D233	MICHAEL S. MCLANE, PSY.D	Commercial	577.00	01/01/2014	12/31/2019	72	769.33	1.33	9,231.96	16.00	0.55	0.00	876.00	0.00
913	D235	LOKAHI LIFE CENTER, PLLC	Commercial	641.00	10/01/2017	09/30/2020	36	774.54	1.21	9,294.48	14.50	0.58	0.00	827.96	0.00
913	E100, H101, H103, H118, H120	SIGNATURE IMAGING PARTNERS, LLC	Commercial	22,597.00	11/01/2010	08/31/2027	202	32,012.42	1.42	384,149.04	17.00	0.00	0.02	13,172.00	0.00
913	E200	DUNAN PRECISION, INC.	Commercial	2,970.00	02/01/2014	06/30/2019	65	4,083.75	1.38	49,005.00	16.50	0.25	0.00	1,565.04	0.00
913	E205	STEPHEN BUX, D.D.S.	Commercial	620.00	05/01/2014	04/30/2019	60	878.33	1.42	10,539.96	17.00	0.29	0.00	923.46	0.00
913	E225	MARTHA MARIN	Commercial	913.00	05/01/2014	04/30/2021	84	1,198.31	1.31	14,379.72	15.75	0.17	0.00	950.00	0.00
913	E235	UBS STORAGE	Commercial	1,226.00	01/01/2000		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	F100	INTEGRATIVE PEDIATRIC THERAPY, INC.	Commercial	9,539.00	06/01/2013	04/30/2027	167	12,718.67	1.33	152,624.04	16.00	0.00	0.22	5,435.48	0.00
913	F200	MANAGEMENT OFFICE	Commercial	2,327.00	02/01/2009		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	F206	STEVE A. ROCHE, M.D.	Commercial	1,556.00	10/01/2010	12/31/2020	123	2,171.92	1.40	26,063.04	16.75	0.06	0.00	1,905.17	0.00
913	F210	OSMAN CETINKAYA	Commercial	1,145.00	10/01/2017	09/30/2019	24	1,481.56	1.29	17,778.72	15.53	0.03	0.00	699.38	0.00

Friday, September 28, 2018
04:19 PM

Page 83

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
913	F220	STORAGE	Commercial	1,141.00	07/01/2009	02/28/2019	116	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	H200	EXCEL PERFORMANCE MEDICAL CENTER, LLC	Commercial	2,195.00	09/01/2018	08/31/2019	12	2,835.21	1.29	34,022.52	15.50	0.00	0.00	2,835.21	0.00
913	H201	NEUROTHERAPY CENTER of DALLAS	Commercial	4,140.00	01/01/2015	06/30/2019	54	5,692.50	1.38	68,310.00	16.50	0.06	0.58	2,723.64	0.00
913	H212	JOSIAH OLIVER	Commercial	608.00	09/01/2016	08/31/2019	36	785.33	1.29	9,423.96	15.50	1.39	0.00	785.33	0.00
913	H226	CENTER FOR HOLISTIC HEALING	Commercial	1,974.00	04/01/2012	05/31/2019	86	2,796.50	1.42	33,558.00	17.00	0.00	0.00	1,953.00	0.00
913	J102	SANDRA BUTTINE	Commercial	5,408.00	11/01/2012	10/31/2020	96	6,534.67	1.21	78,416.04	14.50	0.14	0.00	0.00	0.00
913	J104	EMERY, DODGE, SHOSID and BANKS	Commercial	2,538.00	02/01/2014	06/30/2019	65	3,172.50	1.25	38,070.00	15.00	0.33	0.61	2,419.78	0.00
913	J105	CENTER FOR SOCIAL SUCCESS, P.C.	Commercial	2,912.00	06/01/2014	10/31/2019	65	3,882.66	1.33	46,591.92	16.00	0.33	0.00	2,387.85	0.00
913	J106	DARCI STEUERMAN	Commercial	418.00	01/01/2015	12/31/2019	60	557.33	1.33	6,687.96	16.00	0.00	0.00	574.75	0.00
913	J107	MICHELLE HILL MURRAY, LLC	Commercial	745.00	02/01/2016	03/31/2021	62	993.33	1.33	11,919.96	16.00	0.80	0.52	1,024.38	0.00
913	J108	JOHN S. WIGGANS, D.D.S., P.A.	Commercial	1,796.00	07/01/2014	12/31/2021	90	2,619.17	1.46	31,430.04	17.50	0.33	0.00	2,245.00	0.00
913	J109	SHINING LIGHT ENERGY WORKS, LLC	Commercial	580.00	07/01/2017	06/30/2020	36	725.00	1.25	8,700.00	15.00	0.07	0.00	737.08	0.00
913	J110	JENNIFER ROSA	Commercial	436.00	10/01/2016	09/30/2018	24	581.33	1.33	6,975.96	16.00	0.80	0.00	581.33	0.00
913	J211	BONNIE SUE TOMEK	Commercial	549.00	02/01/2015	02/28/2023	97	640.50	1.17	7,686.00	14.00	0.00	0.00	2,416.46	0.00
913	J215	DKMS, a District of Columbia Inc.	Commercial	688.00	08/01/2017	07/31/2020	36	917.33	1.33	11,007.96	16.00	0.07	0.00	931.67	0.00
913	J217	ARRINGTON OUTDOOR ADVERTISING, LP	Commercial	380.00	01/11/2017	12/31/2021	60	530.42	1.40	6,365.04	16.75	1.08	0.00	530.42	0.00
913	J230	DON HEBBARD	Commercial	460.00	05/01/2016	04/30/2019	36	661.25	1.44	7,935.00	17.25	0.00	0.00	603.75	0.00
913	J232	THOUGHTFOCUS, INC.	Commercial	1,593.00	07/01/2017	12/31/2018	18	2,024.44	1.27	24,293.28	15.25	0.07	0.00	2,024.44	0.00
913	J233	HOLLY B. GUELICH	Commercial	1,015.00	09/01/2017	08/31/2020	36	1,226.46	1.21	14,717.52	14.50	0.07	0.00	1,289.90	0.00
913	K101	WILLIAM E. LIVINGSTONE, III	Commercial	568.00	02/01/2015	01/31/2019	48	804.67	1.42	9,656.04	17.00	0.00	0.00	50.00	0.00

Friday, September 28, 2018
04:19 PM

Page 84

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
913	K105	IMPACT FINANCE CORP.	Commercial	2,475.00	11/01/2013	12/31/2024	134	0.00	0.00	0.00	0.00	0.00	0.00	2,366.67	0.00
913	K107	ZEN ORTHOPEDICS, PLLC	Commercial	823.00	09/15/2015		0	1,063.04	1.29	12,756.48	15.50	0.00	0.00	522.50	0.00
913	K113	ADVANCED SPEECH & LANGUAGE THERAPY, LLC, a Texas limited liability company	Commercial	874.00	11/01/2014	05/31/2022	91	1,074.29	1.23	12,891.48	14.75	0.53	0.00	722.50	0.00
913	K201	TOTAL CARE ORTHOTICS and PROSTHETICS	Commercial	1,501.00	05/01/2013	02/28/2019	70	2,032.60	1.35	24,391.20	16.25	0.27	0.00	1,813.71	0.00
913	K203	CHAD SIMMONS, M.D.	Commercial	1,780.00	07/01/2012	10/31/2020	100	2,336.25	1.31	28,035.00	15.75	0.63	0.00	2,076.67	0.00
913	K207	APRMTX LLC	Commercial	576.00	01/01/2017	01/31/2022	61	720.00	1.25	8,640.00	15.00	0.80	2.08	768.00	0.00
913	K212	SHAPES INC.	Commercial	2,271.00	11/01/2013	04/30/2019	66	2,694.79	1.19	32,337.48	14.24	0.17	0.00	3,060.00	0.00
913	A108	VACANT		174.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	A200	VACANT		1,627.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	A207	VACANT		1,914.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	A208	VACANT		518.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	A219	VACANT		1,391.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	B107	VACANT		1,266.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	B123	VACANT		996.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	C119	VACANT		592.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	C202	VACANT		1,627.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	D201	VACANT		509.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	D218	VACANT		980.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	D222	VACANT		559.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	E210	VACANT		1,011.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	E215	VACANT		1,403.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	E220	VACANT		4,695.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	F204	VACANT		2,261.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	F208	VACANT		1,056.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	H228	VACANT		431.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	J103	VACANT		631.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	J209	VACANT		1,244.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	J210	VACANT		4,326.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	J216	VACANT		1,087.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	J224	VACANT		1,910.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	J235	VACANT		2,291.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	K109	VACANT		1,216.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	K111	VACANT		1,724.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 85

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
913	K200	VACANT		1,570.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
913	PLUG	VACANT		645.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**203,688.00**				**201,675.57**	**0.99**	**2,420,106.84**	**11.88**	**0.12**	**0.08**	**137,084.11**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	114	164,034.00	80.53	201,675.57	2,420,106.84
Vacant	28	39,654.00	19.46	0.00	0.00
Total	**142**	**203,688.00**		**201,675.57**	**2,420,106.84**

914 - SKYMARK TOWER,ARLINGTON

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
914	100	PINNACLE BANK	Commercial	5,860.00	04/01/2014	08/31/2025	137	7,813.33	1.33	93,759.96	16.00	2.01	0.67	0.00	0.00
914	110	COMMUNITY NATIONAL TITLE, LLC	Commercial	1,558.00	06/26/2017	07/31/2020	38	2,499.29	1.60	29,991.48	19.25	1.99	1.13	2,564.21	0.00
914	130	EDWARD D JONES & CO, LP	Commercial	1,236.00	03/01/2015	02/29/2020	60	2,111.50	1.71	25,338.00	20.50	4.05	0.14	0.00	0.00
914	140	PINNACLE BANK	Commercial	473.00	04/01/2014	08/31/2025	137	323.22	0.68	3,878.64	8.20	2.02	0.00	0.00	0.00
914	150	BREAK ROOM	Commercial	667.00	10/01/2014	10/31/2020	73	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	201	HARTMAN PROPERTY MANAGEMENT OFFICE	Commercial	364.00	11/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	202	HARTMAN ENGINEER OFFICE	Commercial	246.00	11/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	203	LYNN SCHOENTHAL	Commercial	329.00	07/01/2015	06/30/2019	48	589.46	1.79	7,073.52	21.50	1.99	1.38	466.08	0.00
914	204	HARTMAN LEASING OFFICE	Commercial	439.00	11/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	205	RAYMOND WRIGHT	Commercial	436.00	10/01/2017		0	799.33	1.83	9,591.96	22.00	1.99	0.00	0.00	0.00
914	207	RAYMOND WRIGHT	Commercial	322.00	04/01/2017	09/30/2018	18	590.33	1.83	7,083.96	22.00	1.99	0.00	630.58	0.00
914	208	LONE STAR GRAPHIC SUPPLY, LLC	Commercial	273.00	11/01/2017	10/31/2018	12	511.88	1.88	6,142.56	22.50	1.99	0.00	511.88	0.00
914	212, 213	MERIT FAMILY SERVICES, INC.	Commercial	594.00	03/23/2018	03/31/2021	37	1,188.00	2.00	14,256.00	24.00	1.50	0.00	2,574.00	0.00
914	217	SMALL CONFERENCE ROOM	Commercial	294.00	01/01/2015		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 86

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
914	219	FELTS MORTGAGE, LLC	Commercial	309.00	05/14/2018	05/31/2019	13	643.75	2.08	7,725.00	25.00	1.50	0.00	643.75	0.00
914	220	EMR (USA HOLDINGS), LLC	Commercial	279.00	07/10/2017	10/31/2019	28	581.25	2.08	6,975.00	25.00	1.50	0.00	511.50	0.00
914	221	EMR (USA HOLDINGS), LLC	Commercial	279.00	10/06/2017	10/31/2019	25	528.94	1.90	6,347.28	22.75	1.99	0.00	528.94	0.00
914	222	GUILD MORTGAGE COMPANY	Commercial	550.00	12/01/2017	11/30/2018	12	1,237.50	2.25	14,850.00	27.00	1.50	0.00	1,054.17	0.00
914	227	ECOTOMIC GROUP	Commercial	281.00	07/01/2006		0	505.80	1.80	6,069.60	21.60	0.00	0.00	0.00	0.00
914	300	SCIS AIR SECURITY CORPORATION	Commercial	7,521.00	01/01/2013	04/30/2021	100	11,438.19	1.52	137,258.28	18.25	0.00	0.17	0.00	0.00
914	330	PREMIER ACCESS, INC.	Commercial	2,203.00	09/01/2013	12/31/2018	64	3,488.08	1.58	41,856.96	19.00	2.01	0.00	3,488.08	0.00
914	335	MICHAEL R. DUKE	Commercial	870.00	12/01/2017	02/28/2021	39	1,486.25	1.71	17,835.00	20.50	1.99	0.00	1,000.00	0.00
914	340	ROSS & HARTLEY, P.C.	Commercial	1,842.00	06/01/2014	10/31/2019	65	3,146.75	1.71	37,761.00	20.50	2.01	0.00	3,677.00	0.00
914	350	PARRY AMERICA, INC.	Commercial	1,083.00	04/01/2017	08/31/2022	65	1,624.50	1.50	19,494.00	18.00	1.99	0.33	1,759.88	0.00
914	370	HARTMAN MAINTENANCE SHOP	Commercial	1,212.00	11/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	390	HARTMAN JANITORIAL CLOSET	Commercial	288.00	11/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	500	AQUATICS, INC.	Commercial	8,236.00	10/01/2012	01/31/2019	76	14,652.25	1.78	175,827.00	21.35	1.54	0.00	15,742.06	0.00
914	525	JEFFERSON B. MCLEAN and CATHLEEN h. MCLEAN	Commercial	1,450.00	04/01/2018	03/31/2023	60	1,933.33	1.33	23,199.96	16.00	1.84	0.00	2,295.83	0.00
914	530	ROBERT GREEN, CPA	Commercial	1,265.00	05/01/2018	12/31/2023	68	0.00	0.00	0.00	0.00	1.50	0.00	2,213.75	0.00
914	550	TED MACHI	Commercial	3,270.00	01/01/2004	07/31/2019	187	5,790.63	1.77	69,487.56	21.25	4.65	0.59	5,995.00	0.00
914	600	2M RESEARCH SERVICES, LLC	Commercial	12,177.00	10/07/2016	01/31/2022	64	18,519.19	1.52	222,230.28	18.25	1.99	0.00	18,011.81	0.00
914	610	CUSHMAN & WAKEFIELD	Commercial	2,145.00	09/01/2015	05/31/2019	45	3,575.00	1.67	42,900.00	20.00	2.01	0.00	3,664.38	0.00
914	630	KEN HOPPER, P.A.	Commercial	1,780.00	10/12/2012	01/31/2019	76	3,671.25	2.06	44,055.00	24.75	0.00	0.87	3,337.50	0.00
914	700	U.S. ENERGY DEVELOPMENT CORPORATION	Commercial	6,538.00	02/01/2018	07/31/2024	78	11,013.88	1.68	132,166.56	20.22	2.07	0.00	0.00	0.00
914	705	HEALTHWAYS INC.	Commercial	2,473.00	11/01/2014	02/29/2020	64	4,688.40	1.90	56,260.80	22.75	2.27	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 87

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
914	710	LAW OFFICE OF LAUREN GAYDOS DUFFER, P.C.	Commercial	2,961.00	01/31/2014	09/30/2023	117	5,058.38	1.71	60,700.56	20.50	0.81	0.00	8,188.25	0.00
914	725	ROSS JETER	Commercial	1,081.00	09/29/2016	02/28/2022	66	1,644.02	1.52	19,728.24	18.25	1.99	0.00	1,779.15	0.00
914	800	MARY M. PANZU	Commercial	1,655.00	03/09/2018	05/31/2023	63	2,551.46	1.54	30,617.52	18.50	1.84	0.00	3,132.71	0.00
914	890	HAWRYLAK & ASSOCIATES, LLC	Commercial	2,066.00	06/01/2017	10/31/2022	65	3,012.92	1.46	36,155.04	17.50	1.99	0.00	3,357.25	0.00
914	PKG-2	BROOKE WILSON	Commercial	0.00	08/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	PKG-3	COURTNEY HARBAUGH	Commercial	0.00	09/18/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	PKG-4	AMY LEWIS	Commercial	0.00	04/06/2018		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	209	VACANT		434.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	210	VACANT		434.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	211	VACANT		395.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	214	VACANT		279.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	215	VACANT		432.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	216	VACANT		427.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	250	VACANT		6,875.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	360	VACANT		1,239.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	380	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	400	VACANT		17,828.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	405	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	570	VACANT		2,934.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	625	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	650	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	805	VACANT		2,122.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	850	VACANT		5,396.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
914	PKG-1	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**115,700.00**				**117,218.06**	**1.01**	**1,406,616.72**	**12.16**	**1.13**	**0.11**	**87,127.76**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	43	76,905.00	66.46	117,218.06	1,406,616.72
Vacant	17	38,795.00	33.53	0.00	0.00
Total	**60**	**115,700.00**		**117,218.06**	**1,406,616.72**

915 - CORPORATE PARK PLACE,IRVING

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
915		DAVID LANE	Commercial	0.00	09/01/2018		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 88

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
915	100	TIRUVEN INC.	Commercial	945.00	06/15/2016	08/31/2019	39	1,456.88	1.54	17,482.56	18.50	1.74	0.00	1,378.13	0.00
915	101	PRODAPT NORTH AMERICA, INC.	Commercial	3,634.00	09/01/2018	08/31/2021	36	6,086.95	1.68	73,043.40	20.10	1.57	0.00	6,389.78	0.00
915	103	CTJ MAINTENANCE, INC.	Commercial	2,228.00	11/01/2017	03/31/2023	65	3,156.33	1.42	37,875.96	17.00	1.57	0.00	3,620.50	0.00
915	105	BEETATEK, INC.	Commercial	844.00	11/01/2013	11/30/2019	73	1,266.00	1.50	15,192.00	18.00	2.48	0.00	1,055.00	0.00
915	107	YOUNG KO	Commercial	1,020.00	01/01/2012	12/31/2021	120	1,092.25	1.07	13,107.00	12.85	2.76	0.00	1,217.00	0.00
915	108	ANVETA, INC.	Commercial	1,210.00	10/01/2014		0	1,714.17	1.42	20,570.04	17.00	2.14	0.00	1,462.00	0.00
915	110	CAN-AM WIRELESS, LLC	Commercial	665.00	11/01/2017	01/31/2021	39	997.50	1.50	11,970.00	18.00	1.57	0.00	1,052.92	0.00
915	112	LOGYBYTES, INC.	Commercial	608.00	08/01/2013		0	1,482.00	2.44	17,784.00	29.25	2.28	0.00	1,520.17	0.00
915	116	RMCC ENTERPRISES, INC.	Commercial	1,751.00	02/01/2018	03/31/2023	62	2,385.74	1.36	28,628.88	16.35	1.33	0.00	2,677.57	0.00
915	117	RIVIERA FINANCE OF TEXAS, INC.	Commercial	3,794.00	01/01/2017	01/31/2020	37	5,295.79	1.40	63,549.48	16.75	2.05	0.00	5,453.88	0.00
915	121	PRITNA, INC.	Commercial	1,654.00	03/01/2018	02/29/2020	24	2,549.92	1.54	30,599.04	18.50	1.57	0.00	2,618.83	0.00
915	200	HAPAG-LLOYD (AMERICA), INC.	Commercial	1,472.00	11/01/2011	10/31/2021	120	1,809.33	1.23	21,711.96	14.75	2.77	0.00	1,092.00	0.00
915	203	RESOLVITY, INC.	Commercial	2,763.00	07/01/2015	06/30/2019	48	4,397.78	1.59	52,773.36	19.10	0.00	0.00	2,055.00	0.00
915	211	HARTMAN CONFERENCE ROOM	Commercial	629.00	03/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
915	212	PIXENTIA CORPORATION	Commercial	1,303.00	01/01/2015	01/31/2019	49	2,063.08	1.58	24,756.96	19.00	2.52	0.00	709.33	0.00
915	213	DIGITAL PROMOTIONS, LLC	Commercial	1,790.00	05/12/2017	10/31/2022	66	2,498.54	1.40	29,982.48	16.75	1.57	0.00	2,796.88	0.00
915	215	PROGRESSIVE LOGISTICS INC.	Commercial	3,007.00	07/01/2015	05/31/2022	83	3,849.60	1.28	46,195.20	15.36	0.86	0.00	1,865.42	0.00
915	216	VALOUR USA INC.	Commercial	1,205.00	04/01/2014	03/31/2019	60	1,807.50	1.50	21,690.00	18.00	2.77	0.00	1,343.58	0.00
915	230	U.S. LEADERSHIP INC.	Commercial	2,403.00	10/01/2014	09/30/2019	60	3,604.50	1.50	43,254.00	18.00	2.79	0.00	6,415.02	0.00
915	245	CONTRACTORS REGISTER	Commercial	1,931.00	02/01/2011	04/30/2019	99	2,832.13	1.47	33,985.56	17.60	2.78	0.00	2,212.60	0.00
915	260	APPLE ONE	Commercial	3,644.00	04/15/2012	10/31/2020	103	5,314.17	1.46	63,770.04	17.50	2.14	0.00	2,625.50	0.00
915	262	TECH THEME SOLUTIONS, INC.	Commercial	937.00	10/01/2014	03/31/2019	54	1,522.63	1.63	18,271.56	19.50	2.47	0.00	1,093.17	0.00
915	262A	STORAGE	Commercial	164.00	08/01/2015		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 89

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
915	264	EDVENSOFT SOLUTIONS, LLC	Commercial	1,205.00	10/01/2014	11/30/2019	62	1,732.19	1.44	20,786.28	17.25	0.00	0.00	755.00	0.00
915	266	ELLIS MANAGEMENT SERVICES, INC.	Commercial	2,371.00	10/01/2016	03/31/2023	78	3,358.92	1.42	40,307.04	17.00	1.90	0.00	6,717.84	0.00
915	269	MANAGEMENT OFFICE	Commercial	1,844.00	08/01/2015		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
915	270	JONATHON RUSSELL	Commercial	694.00	04/01/2014	03/31/2020	72	983.17	1.42	11,798.04	17.00	5.73	0.00	926.00	0.00
915	300	BAKER HUGHES OILFIELD OPERATIONS	Commercial	13,166.00	02/01/2015	09/30/2021	80	17,006.08	1.29	204,072.96	15.50	1.59	0.00	0.00	0.00
915	315	SMARTWATT ENERGY, INC.	Commercial	3,559.00	08/03/2018	05/31/2024	70	0.00	0.00	0.00	0.00	1.57	0.00	5,783.38	0.00
915	318	RED CLASSIC TRANSPORTATI ON SERVICES, LLC	Commercial	2,192.00	11/01/2017	11/30/2020	37	3,242.33	1.48	38,907.96	17.75	1.57	0.00	3,425.00	0.00
915	325	STAFFMARK HOLDINGS, INC.	Commercial	5,680.00	05/30/2018	08/31/2023	64	7,928.33	1.40	95,139.96	16.75	1.33	0.00	8,875.00	0.00
915	330	EXTRA SPACE MANAGEMENT, INC.	Commercial	3,984.00	12/01/2017	11/30/2020	36	6,142.00	1.54	73,704.00	18.50	1.57	0.00	6,640.00	0.00
915	345	CONNECTIX CORPORATION	Commercial	1,300.00	02/01/2017	04/30/2020	39	1,841.67	1.42	22,100.04	17.00	1.57	0.00	1,895.83	0.00
915	350	VIVA HOME HEALTH SERVICES, LLC	Commercial	5,015.00	02/12/2016	02/28/2021	61	6,059.79	1.21	72,717.48	14.50	1.90	0.00	5,641.88	0.00
915	360	NEW VOICEMEDIA US, INC.	Commercial	4,567.00	04/01/2018	06/30/2023	63	6,469.92	1.42	77,639.04	17.00	1.57	0.00	7,231.08	0.00
915	370	HARTMAN CONFERENCE ROOM	Commercial	2,861.00	03/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
915	PKG01	LATHA SHA	Commercial	0.00	06/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
915	102	VACANT		1,146.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
915	104	VACANT		1,371.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
915	118	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
915	120	VACANT		938.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
915	202	VACANT		2,079.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
915	206	VACANT		2,740.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
915	207	VACANT		2,877.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
915	220	VACANT		1,761.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
915	225	VACANT		1,969.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
915	240	VACANT		4,720.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
915	310	VACANT		3,967.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 90

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
915	320	VACANT		1,822.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
915	340	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
915	PKG13	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**113,429.00**				**111,947.19**	**0.99**	**1,343,366.28**	**11.84**	**1.26**	**0.01**	**98,545.29**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	37	88,039.00	77.61	111,947.19	1,343,366.28
Vacant	14	25,390.00	22.38	0.00	0.00
Total	**51**	**113,429.00**		**111,947.19**	**1,343,366.28**

916 - ASHFORD CROSSING II,HOUSTON

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
916	110	JAPANESE EDUCATIONAL INSTITUTE HOUSTON	Commercial	8,405.00	07/01/2018	06/30/2028	120	0.00	0.00	0.00	0.00	0.00	0.00	11,907.08	0.00
916	150	DAVID N. WRIGHT AND ASSOCIATES, LLC	Commercial	1,955.00	09/01/2014	10/31/2022	98	2,932.50	1.50	35,190.00	18.00	0.71	0.00	3,997.50	0.00
916	180	UAS INTERNATIONA L TRIP SUPPORT	Commercial	11,146.00	02/01/2015	01/31/2025	120	18,112.25	1.62	217,347.00	19.50	0.00	0.00	11,919.25	0.00
916	185	MANAGEMENT OFFICE	Commercial	2,158.00	07/01/2015		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	199	VENDING ROOM	Commercial	533.00	01/01/2015		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	210	TERRA FERMA MORTGAGE INC.	Commercial	1,832.00	05/01/2018	10/31/2023	66	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	226	GENESYS WORKS HOUSTON	Commercial	3,724.00	06/01/2018	05/31/2023	60	3,879.17	1.04	46,550.04	12.50	0.00	0.00	4,499.83	0.00
916	228	VOXOFON LLC	Commercial	716.00	09/01/2012	10/31/2018	74	1,044.17	1.46	12,530.04	17.50	0.17	0.00	1,014.33	0.00
916	250	KURVERS INC.	Commercial	2,248.00	07/01/2016	06/30/2027	132	3,184.67	1.42	38,216.04	17.00	0.39	0.00	3,934.00	0.00
916	270	NATIONAL PROPERTY VALUATION ADVISORS, INC.	Commercial	1,282.00	10/15/2017	12/31/2020	39	2,029.83	1.58	24,357.96	19.00	0.00	0.00	2,136.67	0.00
916	272	CADRE ENTERPRISES, INC.	Commercial	1,116.00	10/01/2014	12/31/2022	99	1,674.00	1.50	20,088.00	18.00	0.00	0.81	4,360.50	0.00
916	300	GENESYS WORKS	Commercial	8,381.00	09/01/2018	08/31/2025	84	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 91

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
916	401	BHP ENGINEERING & CONSTRUCTION, LP	Commercial	2,754.00	04/01/2018	03/31/2021	36	3,672.00	1.33	44,064.00	16.00	0.00	0.00	3,672.00	0.00
916	402	DARBY CONSULTING, LLC	Commercial	1,455.00	01/04/2018	06/30/2023	66	2,212.81	1.52	26,553.72	18.25	0.00	0.00	2,212.81	0.00
916	403	WORTHY INSURANCE AND FINANCIAL SERVICES, INC.	Commercial	1,528.00	09/01/2016	09/30/2018	25	2,610.33	1.71	31,323.96	20.50	0.39	0.00	2,355.66	0.00
916	404	HARTMAN STORAGE	Commercial	281.00	01/21/2016		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	406, 606	PERC ENGINEERING, LLC	Commercial	11,671.00	01/01/2015	02/28/2022	86	17,020.21	1.46	204,242.52	17.50	0.00	0.75	11,918.96	0.00
916	407	BEATTY CPA, LLC	Commercial	2,268.00	11/15/2017	04/30/2023	66	3,402.00	1.50	40,824.00	18.00	0.00	0.60	3,470.00	0.00
916	408	TARA M. RACER	Commercial	916.00	01/01/2018	06/30/2021	42	1,412.17	1.54	16,946.04	18.50	0.00	0.46	1,488.50	0.00
916	414	SKY BIRD TRAVEL & TOURS OF TEXAS, INC.	Commercial	1,504.00	06/15/2016	06/30/2021	61	2,046.69	1.36	24,560.28	16.33	0.39	0.00	2,046.69	0.00
916	415	ALIX ANDREA MOORE	Commercial	714.00	05/15/2017	07/31/2020	39	1,100.75	1.54	13,209.00	18.50	0.00	0.00	1,130.50	0.00
916	425	JOSEPH MAHLOW	Commercial	3,078.00	04/01/2017	03/31/2022	60	4,745.25	1.54	56,943.00	18.50	0.00	0.00	4,205.00	0.00
916	510	FOSCAM INC.	Commercial	1,336.00	02/01/2016	03/31/2019	38	1,948.33	1.46	23,379.96	17.50	0.39	0.00	1,948.33	0.00
916	525	B.I.E. INTERNATIONAL INC.	Commercial	1,775.00	01/01/2017	02/28/2022	62	2,810.42	1.58	33,725.04	19.00	0.00	0.00	2,958.33	0.00
916	535	ASCENT BUSINESS SYSTEMS, INC.	Commercial	3,834.00	11/01/2013	12/31/2023	122	5,751.00	1.50	69,012.00	18.00	0.00	0.53	6,410.00	0.00
916	537	CNE HOME HEALTH SERVICES, INC.	Commercial	2,885.00	06/01/2018	05/31/2024	72	0.00	0.00	0.00	0.00	0.00	0.00	4,447.71	0.00
916	540	XL MULTIMEDIA, LP	Commercial	995.00	09/01/2018	08/31/2019	12	1,492.50	1.50	17,910.00	18.00	0.00	0.00	1,492.50	0.00
916	545	CLEARMYCASE.COM, LLC	Commercial	3,826.00	04/01/2018	03/31/2024	72	4,941.92	1.29	59,303.04	15.50	0.00	0.22	4,941.92	0.00
916	570	FEUBO AMERICAS, LLC	Commercial	1,065.00	04/01/2018	03/31/2020	24	1,420.00	1.33	17,040.00	16.00	0.00	0.00	1,420.00	0.00
916	602	CINGULAR	Commercial	600.00	12/01/2014	11/30/2024	120	1,083.30	1.81	12,999.60	21.67	0.00	0.00	500.00	0.00
916	630	BEICIP, INC.	Commercial	6,274.00	11/01/2013	11/30/2018	61	9,933.83	1.58	119,205.96	19.00	0.00	0.00	4,540.52	0.00
916	660	AESTHETIC LINE BY IC, LLC	Commercial	812.00	06/01/2018	05/31/2023	60	1,218.00	1.50	14,616.00	18.00	0.00	0.00	1,218.00	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 92

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
916	672	XTRAC RESTORATION LLC	Commercial	772.00	01/01/2017	02/29/2020	38	1,158.00	1.50	13,896.00	18.00	0.00	0.00	1,190.17	0.00
916	675	SPRINTCOM, INC.	Commercial	312.00	08/28/2015	07/31/2020	60	1,365.92	4.38	16,391.04	52.54	0.00	0.00	0.00	0.00
916	682	COLLATERAL SPECIALISTS	Commercial	1,725.00	04/01/2014	10/31/2018	55	3,162.50	1.83	37,950.00	22.00	0.00	0.38	0.00	0.00
916	685	CORYS, INC.	Commercial	4,608.00	12/01/2013	03/31/2024	124	7,296.00	1.58	87,552.00	19.00	0.00	0.00	3,885.75	0.00
916	697	THE TRENTON CORPORATION	Commercial	973.00	03/01/2015	02/28/2019	48	1,783.83	1.83	21,405.96	22.00	0.00	0.31	454.86	0.00
916	ROOF	CLEAR WIRELESS LLC	Commercial	0.00	04/01/2014	03/31/2019	60	2,533.53	0.00	30,402.36	0.00	0.00	0.00	0.00	0.00
916	0530	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	175	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	212	VACANT		2,072.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	215	VACANT		1,502.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	216	VACANT		1,533.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	219	VACANT		922.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	225	VACANT		753.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	235	VACANT		1,001.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	240	VACANT		1,218.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	245	VACANT		1,109.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	255	VACANT		806.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	265	VACANT		1,576.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	280	VACANT		3,431.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	305	VACANT		18,960.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	405	VACANT		2,080.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	410	VACANT		2,757.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	424	VACANT		3,610.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	520	VACANT		1,022.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	530	VACANT		753.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	539	VACANT		6,582.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	550	VACANT		1,394.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	560	VACANT		969.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	600	VACANT		2,460.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	610	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
916	PLUG	VACANT		484.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**158,451.00**				**118,977.88**	**0.75**	**1,427,734.56**	**9.01**	**0.03**	**0.10**	**111,677.37**	**0.00**
Future/Pending Leases															
916	216	HOUSTON CENTER OF HOMEOPATHY, INC.	Commercial	1,533.00	11/01/2018	10/31/2023	60	2,107.88	1.38	25,294.56	16.50	0.00	0.00	2,107.88	0.00

Friday, September 28, 2018
04:19 PM

Page 93

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
916	403	JERMAINE PHILLIPS	Commercial	1,528.00	10/01/2018	09/30/2023	60	2,355.66	1.54	28,267.92	18.50	0.00	0.00	2,610.33	0.00
916	600	POLARIS LOGISTICS GROUP, INC	Commercial	1,293.00	10/01/2018	02/29/2024	65	0.00	0.00	0.00	0.00	0.00	0.00	1,939.50	0.00

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	39	101,457.00	64.03	118,977.88	1,427,734.56
Vacant	25	56,994.00	35.96	0.00	0.00
Total	**64**	**158,451.00**		**118,977.88**	**1,427,734.56**

917 - ONE TECHNOLOGY CENTER,SAN ANTONIO

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
917	0100	GSA - Veterans Administration	Commercial	3,496.00	12/12/2007	12/11/2018	132	7,283.33	2.08	87,399.96	25.00	0.00	0.00	0.00	0.00
917	0108	GSA-VETERANS ADMINISTRATIO N	Commercial	1,398.00	08/01/2004	03/16/2019	175	2,712.88	1.94	32,554.56	23.29	0.00	0.00	0.00	0.00
917	0110	GSA-VETERANS ADMINISTRATIO N	Commercial	1,662.00	09/19/2011	03/16/2019	90	3,239.59	1.95	38,875.08	23.39	0.00	0.00	0.00	0.00
917	0120	GSA-VETERANS ADMINISTRATIO N	Commercial	12,870.00	11/01/2003	10/31/2018	180	26,812.50	2.08	321,750.00	25.00	0.00	0.00	0.00	0.00
917	0200, 0300	GALEN COLLEGE OF NURSING	Commercial	24,563.00	07/01/2013	12/31/2023	126	46,567.35	1.90	558,808.20	22.75	0.02	0.00	84,487.00	0.00
917	0310	GSA-VETERANS ADMINISTRATIO N	Commercial	2,979.00	03/17/2009	03/16/2019	120	5,881.95	1.97	70,583.40	23.69	0.00	0.00	0.00	0.00
917	0400	GSA-VETERANS ADMINISTRATIO N	Commercial	14,641.00	03/17/2012	03/16/2019	84	30,259.34	2.07	363,112.08	24.80	0.00	0.00	0.00	0.00
917	0500	BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM	Commercial	10,528.00	09/01/2018	08/31/2023	60	20,617.33	1.96	247,407.96	23.50	0.00	0.00	0.00	0.00
917	0600, 1400	GALEN COLLEGE OF NURSING	Commercial	26,169.00	10/01/2016	12/31/2023	87	49,612.06	1.90	595,344.72	22.75	0.00	0.00	0.00	0.00
917	0650	GALEN COLLEGE OF NURSING	Commercial	2,604.00	11/10/2015	12/31/2023	98	4,936.75	1.90	59,241.00	22.75	0.02	0.00	0.00	0.00
917	0700	GSA-VETERANS ADMINISTRATIO N	Commercial	8,995.00	01/14/2008	01/13/2019	132	18,739.58	2.08	224,874.96	25.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Page 94

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
917	0750	BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM	Commercial	5,646.00	08/01/2013	09/30/2019	74	11,056.75	1.96	132,681.00	23.50	1.22	0.00	0.00	0.00
917	0800	GALEN COLLEGE OF NURSING	Commercial	14,641.00	11/10/2015	12/31/2023	98	27,756.90	1.90	333,082.80	22.75	0.02	0.00	0.00	0.00
917	0901	PROGRESSIVE CASUALTY INSURANCE COMPANY	Commercial	5,574.00	09/01/2014	10/31/2019	62	10,683.50	1.92	128,202.00	23.00	0.32	0.00	0.00	0.00
917	0906	PROGRESSIVE CASUALTY INSURANCE COMPANY	Commercial	1,938.00	09/01/2014	10/31/2019	62	3,714.50	1.92	44,574.00	23.00	0.32	0.00	0.00	0.00
917	1000	BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM	Commercial	7,496.00	09/01/2011	02/29/2020	102	15,116.93	2.02	181,403.16	24.20	0.49	0.00	0.00	0.00
917	1050	BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM	Commercial	6,946.00	09/01/2011	02/29/2020	102	14,007.77	2.02	168,093.24	24.20	0.49	0.00	0.00	0.00
917	1100	BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM	Commercial	14,840.00	09/01/2011	02/29/2020	102	29,927.33	2.02	359,127.96	24.20	0.49	0.00	0.00	0.00
917	1225	MANAGEMENT OFFICE	Commercial	1,621.00	01/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
917	1269	AT&T MOBILITY TEXAS, LLC	Commercial	200.00	10/01/2014	09/30/2019	60	2,512.01	12.56	30,144.12	150.72	0.00	0.00	0.00	0.00
917	1500	BILLING SERVICES GROUP NORTH AMERICA, INC.	Commercial	17,261.00	08/01/2015	09/30/2020	62	35,241.21	2.04	422,894.52	24.50	0.00	0.00	0.00	0.00
917	ROOF1	BM SERVICE CORPORATION	Commercial	0.00	03/01/2015	02/29/2020	60	276.50	0.00	3,318.00	0.00	0.00	0.00	0.00	0.00
917	ROOF2	SPRINT SPECTRUM REALTY COMPANY, LP	Commercial	0.00	05/01/2011	04/30/2021	120	2,623.00	0.00	31,476.00	0.00	0.00	0.00	0.00	0.00
917	ROOF3	CLEAR WIRELESS, LLC	Commercial	0.00	08/14/2015	08/13/2019	48	1,601.20	0.00	19,214.40	0.00	0.00	0.00	0.00	0.00
917	ROOF4	VIVINT WIRELESS	Commercial	0.00	03/01/2015	02/29/2020	60	393.00	0.00	4,716.00	0.00	0.00	0.00	0.00	0.00
917	ROOF5	WINDSTREAM SERVICES, LLC	Commercial	0.00	01/01/2018	12/31/2027	120	632.00	0.00	7,584.00	0.00	0.00	0.00	0.00	0.00
917	0900	VACANT		7,129.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll

Page 95

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
917	0950	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
917	1230	VACANT		3,151.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
917	PLUG	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**196,348.00**				**372,205.26**	**1.90**	**4,466,463.12**	**22.75**	**0.14**	**0.00**	**84,487.00**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	28	186,068.00	94.76	372,205.26	4,466,463.12
Vacant	4	10,280.00	5.23	0.00	0.00
Total	**32**	**196,348.00**		**372,205.26**	**4,466,463.12**

918 - WESTWAY ONE,Irving

Current Leases

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
918	100	LENNAR HOMES OF TEXAS	Commercial	28,635.00	05/01/2014	02/28/2022	94	44,119.06	1.54	529,428.72	18.49	0.00	0.06	0.00	0.00
918	120	LENNAR HOMES OF TEXAS	Commercial	25,844.00	03/01/2016	02/28/2022	72	43,611.75	1.69	523,341.00	20.25	0.00	0.00	0.00	0.00
918	200	CEC ENTERTAINMENT, INC.	Commercial	55,257.00	08/01/2015	07/31/2026	132	92,095.00	1.67	1,105,140.00	20.00	0.00	0.00	0.00	0.00
918	320	BROAD OAK ENERGY II, LLC	Commercial	13,346.00	01/02/2013		0	32,530.88	2.44	390,370.50	29.25	2.23	0.49	21,687.25	0.00
918	330	LENNAR HOMES OF TEXAS	Commercial	4,673.00	05/01/2014	02/28/2022	94	7,200.31	1.54	86,403.72	18.49	0.00	0.00	0.00	0.00
918	350	CADENT MEDICAL COMMUNICATIONS, LLC	Commercial	23,121.00	04/01/2013	06/30/2019	75	39,498.38	1.71	473,980.56	20.50	1.56	0.00	0.00	0.00
918	390	EXPRESS SCRIPTS	Commercial	4,668.00	12/15/2014	03/31/2020	64	7,974.50	1.71	95,694.00	20.50	0.82	0.00	0.00	0.00
918	ANTENNA1	LEVEL 3 COMMUNICATIONS, LLC	Commercial	0.00	05/01/2015	04/30/2020	60	224.91	0.00	2,698.92	0.00	0.00	0.00	0.00	0.00
918	300	VACANT		10,438.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Current				**165,982.00**				**267,254.79**	**1.61**	**3,207,057.42**	**19.32**	**0.42**	**0.05**	**21,687.25**	**0.00**

	Total Units	Total Area	Percentage	Monthly Rent	Annual Rent
Occupied	8	155,544.00	93.71	267,254.79	3,207,057.42
Vacant	1	10,438.00	6.28	0.00	0.00
Total	**9**	**165,982.00**		**267,254.79**	**3,207,057.42**

Friday, September 28, 2018
04:19 PM

Page 96

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
920 - THREE FOREST PLAZA															
Current Leases															
920	0100	DAVIS LAW & ASSOCIATES PC	Commercial	1,534.00	07/01/2015	10/31/2020	64	2,428.83	1.58	29,145.96	19.00	2.48	0.00	2,556.67	0.00
920	0110	HARTMAN TENANT LOUNGE	Commercial	536.00	09/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
920	0140	ROOSHNA INVESTMENTS	Commercial	2,570.00	04/18/2016	05/31/2021	62	1,000.00	0.39	12,000.00	4.67	0.00	0.00	1,000.00	0.00
920	0145	FITNESS CENTER	Commercial	1,954.00	11/01/2013		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
920	0150	HARTMAN MANAGEMENT OFFICE	Commercial	1,774.00	07/25/2003		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
920	0160	SPENCER SCOTT, PC	Commercial	5,045.00	10/01/2016	02/28/2022	65	7,567.50	1.50	90,810.00	18.00	1.91	0.39	7,357.29	0.00
920	0190	HARTMAN STORAGE	Commercial	115.00	09/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
920	0200	MINCEY-CARTER PC	Commercial	5,118.00	10/01/2012	03/31/2022	114	8,316.75	1.62	99,801.00	19.50	1.91	0.00	0.00	0.00
920	0250	HARTMAN CONFERENCE ROOM	Commercial	2,349.00	11/01/2013		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
920	0300	ROBERTS & CROW INC.	Commercial	5,195.00	04/01/2011	06/30/2022	135	8,008.96	1.54	96,107.52	18.50	1.82	0.00	0.00	0.00
920	0350	NEUROLOGICAL CLINIC OF TX, P.A.	Commercial	4,954.00	07/01/2012	06/30/2023	132	8,050.25	1.62	96,603.00	19.50	2.57	0.64	8,875.92	0.00
920	0400	GREEN OAKS HOSPITAL	Commercial	10,866.00	03/01/2013	05/31/2023	123	18,562.75	1.71	222,753.00	20.50	1.91	0.00	18,110.00	0.00
920	0460	THE LAW OFFICE OF CHRISTOPHER KUHNER, P.C.	Commercial	888.00	02/01/2018	02/28/2021	37	1,480.00	1.67	17,760.00	20.00	1.82	0.00	1,554.00	0.00
920	0470	MERIT DENTAL / DAVID W. HUGHES	Commercial	2,610.00	09/01/2016	04/30/2025	104	4,567.50	1.75	54,810.00	21.00	2.75	0.25	5,890.33	0.00
920	0500, 0520, 0540, 0550, 0560	US ONCOLOGY, INC.	Commercial	20,755.00	03/01/2013	05/31/2024	135	34,591.67	1.67	415,100.04	20.00	1.82	0.03	0.00	0.00
920	0620	STRIVANT OPERATING, LLC	Commercial	7,347.00	01/01/2016	12/31/2021	72	11,632.75	1.58	139,593.00	19.00	2.15	0.00	12,551.13	0.00
920	0625	RANKIN FINANCIAL NETWORK, L.L.C.	Commercial	2,246.00	06/15/2013	04/30/2023	119	4,024.08	1.79	48,288.96	21.50	1.91	0.00	4,398.42	0.00

Friday, September 28, 2018
04:19 PM

Page 97

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
920	0630	ANGELS OF BLUE PROTECTIVE SERVICES, PLLC	Commercial	834.00	06/01/2017	07/31/2022	62	1,355.25	1.62	16,263.00	19.50	1.82	0.00	1,459.50	0.00
920	0670	THE LAW OFFICES OF WILLIAM KENNETH C. DIPPEL, P.C.	Commercial	2,020.00	05/01/2012	08/31/2022	124	3,366.67	1.67	40,400.04	20.00	2.58	0.00	3,282.50	0.00
920	0700	DRS NETWORK & IMAGING SYSTEMS, LLC	Commercial	4,949.00	05/01/2013	09/30/2019	77	8,248.33	1.67	98,979.96	20.00	2.51	0.52	6,598.67	0.00
920	0725	BEAIRD HARRIS & CO., P.C.	Commercial	4,272.00	04/01/2015	05/31/2023	98	6,942.00	1.62	83,304.00	19.50	1.91	0.64	0.00	0.00
920	0750	BEAIRD HARRIS & CO., P.C.	Commercial	8,059.00	06/01/2012	05/31/2023	132	13,431.67	1.67	161,180.04	20.00	1.91	0.00	17,398.90	0.00
920	0800	CRAYON SOFTWARE EXPERTS, LLC	Commercial	10,873.00	07/05/2018	10/31/2023	64	0.00	0.00	0.00	0.00	1.91	0.00	19,933.83	0.00
920	0825	LAN SMITH SOSOLIK, PLLC	Commercial	7,240.00	07/01/2015	02/28/2023	92	11,463.33	1.58	137,559.96	19.00	2.25	0.00	12,670.00	0.00
920	0850	THE DALLAS MARKETING GROUP, INC.	Commercial	2,685.00	05/01/2014	04/30/2021	84	4,251.25	1.58	51,015.00	19.00	2.51	0.00	4,810.63	0.00
920	0900	WESTCLIFF CYPRESS JOINT VENTURE	Commercial	2,220.00	03/01/2011	05/31/2023	147	3,700.00	1.67	44,400.00	20.00	1.82	0.00	3,052.50	0.00
920	0930	DAVID MUNSON	Commercial	4,863.00	05/01/2014	10/31/2019	66	7,497.13	1.54	89,965.56	18.50	1.82	0.00	4,127.67	0.00
920	0940	THE IRVINE COMPANY	Commercial	2,837.00	04/01/2017	07/31/2022	64	4,846.54	1.71	58,158.48	20.50	1.82	0.00	5,319.38	0.00
920	0950	GUAJARDO & MARKS, LLP	Commercial	4,209.00	02/01/2017	02/28/2025	97	7,190.38	1.71	86,284.56	20.50	1.82	0.46	8,242.63	0.00
920	1000, 1065	THE INSOURCE GROUP, INC.	Commercial	8,137.00	09/01/2010	03/31/2022	139	13,561.67	1.67	162,740.04	20.00	1.82	0.00	10,653.17	0.00
920	1005	ADDING ALPHA, LLC	Commercial	1,406.00	12/01/2014	11/30/2020	72	2,284.75	1.62	27,417.00	19.50	2.39	0.00	3,106.50	0.00
920	1010	CAREY ASSET MANAGEMENT CORP.	Commercial	3,313.00	11/01/2013	03/31/2019	65	5,245.58	1.58	62,946.96	19.00	2.51	0.39	4,693.42	0.00
920	1015	ROOFING & INSULATION SUPPLY, INC.	Commercial	2,115.00	10/01/2015	09/30/2020	60	3,348.75	1.58	40,185.00	19.00	2.15	0.00	4,053.75	0.00
920	1060	SULE FACIAL PLASTIC SURGERY	Commercial	2,266.00	05/01/2011	07/31/2027	195	3,587.83	1.58	43,053.96	19.00	1.82	0.40	2,385.00	0.00
920	1175	FREEDOM TRUCK FINANCE, LLC	Commercial	13,323.00	12/01/2015	04/30/2024	101	20,539.63	1.54	246,475.56	18.50	1.82	0.00	7,294.42	0.00

Friday, September 28, 2018
04:19 PM

Page 98

Rent Roll

Property: spe From Date: 09/28/2018 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Monthly Rent	Monthly Rent Per Area	Annual Rent	Annual Rent Per Area	Annual Rec. Per Area	Annual Misc Per Area	Security Deposit	LOC Amount/ Bank Guarantee
920	1210	WEAVER & TIDWELL	Commercial	10,602.00	10/01/2008		0	22,971.00	2.17	275,652.00	26.00	2.66	0.00	0.00	0.00
920	1300, 1400	WEAVER & TIDWELL	Commercial	41,345.00	09/16/2008		0	80,967.29	1.96	971,607.48	23.50	1.91	0.34	0.00	0.00
920	1500	QRX MEDICAL MANAGEMENT, LLC	Commercial	20,929.00	10/01/2013	07/31/2025	142	32,701.56	1.56	392,418.72	18.75	2.25	0.00	45,764.21	0.00
920	1610	QRX MEDICAL MANAGEMENT, LLC	Commercial	6,626.00	11/18/2014	07/31/2025	129	10,353.13	1.56	124,237.56	18.75	3.92	0.00	0.00	0.00
920	1630	GOGLIA, PLLC	Commercial	2,945.00	02/16/2016	06/30/2021	65	4,785.63	1.63	57,427.56	19.50	1.82	0.00	5,031.04	0.00
920	1640	ROSENTHAL WEINER	Commercial	1,383.00	10/01/2014	12/31/2020	75	2,247.38	1.63	26,968.56	19.50	1.91	0.47	2,247.38	0.00
920	1660	PERRYMAN FINANCIAL ADVISORY	Commercial	4,852.00	02/01/2012	08/31/2024	151	8,288.83	1.71	99,465.96	20.50	2.58	0.00	3,136.25	0.00
920	1700	CIT BANK, N.A.	Commercial	8,282.00	03/01/2017	09/30/2024	91	13,458.25	1.62	161,499.00	19.50	1.82	0.00	15,528.75	0.00
920	1710	NEW CINGULAR WIRELESS PCS, LLC	Commercial	0.00	06/01/2011	05/31/2023	144	5,426.78	0.00	65,121.36	0.00	0.00	0.00	2,500.00	0.00
920	1800	HUSELTON, MORGAN & MAULTSBY, P.C.	Commercial	20,799.00	11/01/2010	12/31/2021	134	33,798.38	1.63	405,580.56	19.50	2.43	0.15	34,665.00	0.00
920	1925, 1935	FERGUSON FINANCIAL GROUP, LLC	Commercial	1,470.00	03/01/2016	02/29/2020	48	2,419.38	1.65	29,032.56	19.75	1.91	0.00	2,450.00	0.00
920	PKG	ENCORE COMMERICAL, LLC	Commercial	0.00	01/01/2017		0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
920	ROOF-1	TW TELECOM OF TEXAS LLC	Commercial	0.00	04/01/2014	03/31/2019	60	600.00	0.00	7,200.00	0.00	0.00	0.00	0.00	0.00
920	ROOF-5	TIME WARNER CABLE	Commercial	0.00	06/15/2012	02/28/2021	105	200.00	0.00	2,400.00	0.00	0.00	0.00	0.00	0.00
920	ROOF-6	COGENT COMMUNICATI ONS	Commercial	0.00	12/01/2014	11/30/2019	60	500.00	0.00	6,000.00	0.00	0.00	0.00	0.00	0.00
920	0280	VACANT		8,842.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
920	0325	VACANT		5,997.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
920	0420	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
920	0420-A	VACANT		3,185.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
920	0450	VACANT		3,240.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
920	0640	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
920	0650	VACANT		8,308.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
920	0650-A	VACANT		0.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
920	0760	VACANT		3,496.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
920	0910	VACANT		1,554.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
920	0960	VACANT		1,528.00			0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Friday, September 28, 2018
04:19 PM

Rent Roll Page 99 Property: spe From Date: 09/28/2018 By Property Property Unit(s) Lease Lease Type Area Lease From Lease To Term Monthly Rent Monthly Annual Rent Annual Annual Annual Security LOC Amount/ Rent Rent Rec. Misc Deposit Bank Per Per Per Per Guarantee Area Area Area Area 920 0975 VACANT 3,545.00 0 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 920 1018 VACANT 1,918.00 0 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 920 1020 VACANT 1,738.00 0 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 920 1100 VACANT 3,424.00 0 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 920 1125 VACANT 1,290.00 0 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 920 1150 VACANT 2,717.00 0 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 920 1200 VACANT 10,193.00 0 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 920 1650 VACANT 428.00 0 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 920 1670 VACANT 4,700.00 0 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 920 1720 VACANT 2,742.00 0 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 920 1725 VACANT 1,530.00 0 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 920 1750 VACANT 7,665.00 0 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 920 1900 VACANT 2,654.00 0 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 920 1950 VACANT 3,721.00 0 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 920 STOR1 VACANT 1,424.00 0 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 Total 366,549.00 449,809.41 1.23 5,397,712.92 14.73 1.56 0.09 292,698.86 0.00 Current Future/Pending Leases 920 0650 STATE OF Commercial 5,792.00 11/01/2018 10/31/2028 120 11,746.60 2.03 140,959.20 24.34 0.00 0.00 0.00 0.00 TEXAS 920 1725 NELOFER Commercial 1,530.00 10/01/2018 02/28/2026 89 0.00 0.00 0.00 0.00 1.68 0.00 2,741.25 0.00 AZAD, M.D., PA 920 1950 NATIONAL Commercial 3,721.00 01/01/2019 07/31/2029 127 0.00 0.00 0.00 0.00 1.68 0.00 7,286.96 0.00 OVARIAN CANCER COALITION, INC. Total Total Area Percentage Monthly Annual Rent Units Rent Occupied 57 280,710.00 76.58 449,809.41 5,397,712.92 Vacant 26 85,839.00 23.41 0.00 0.00 Total 83 366,549.00 449,809.41 5,397,712.92 Grand Total 5,816,295.0 5,195,111.81 0.89 62,341,341.72 10.72 1.39 0.04 3,506,229.5 0.00 0 5 Friday, September 28, 2018 04:19 PM

Schedule F Material Agreements 1. Real Property Management Agreement dated October 1, 2018 by and between Hartman SPE, LLC and Hartman Income REIT Management, Inc. <<[AM_ACTIVENEWYORK:853407.8 400655008_12]>

Schedule G Organizational Chart <<[AM_ACTIVENEWYORK:853407.8 400655008_12]>

Post Loan/Pre-merger


Allen R. Hartman
100%
Hartman XX Holdings, LLC (Texas)
General Public
General Public
General Public
The Hartman Family Protection Trust (Nevada)
Allen R. Hartman
<1%
<1%
>99% NO INDIVIDUAL OWNS 10% OR MORE
>99% NO INDIVIDUAL OWNS 10% OR MORE
84.46% NO INDIVIDUAL OWNS 10% OR MORE
15.54%
Hartman Short Term Income Properties XIX, Inc., (Texas)
(merging into)
Hartman Short Term Income Properties XX, Inc. (Maryland)
(merging into)
Hartman Income REIT, Inc. (Maryland)
100%
100%
100%
100%
70%
<1%
Hartman Income REIT Management, Inc. (Texas)
28.42%
Hartman XX REIT GP LLC, (Texas) General Partner
99.90%
Hartman SPE Management, LLC (Delaware)
Texan REIT Manager, LLC (Texas)
Hartman Income REIT Management, LLC (Delaware)
0.10%
Hartman XX Limited Partnership (Texas)
89.31%
100%
100%
(merging into)
Hartman CRMB Holdings, LLC (Texas)
51.2%
Hartman Income REIT Operating Partnership, LP (Delaware)
0.92% GP
Hartman Income REIT Management, Inc. (Texas)
30%
Hartman Advisors, LLC (Texas)
100%
32.14%
Hartman vREIT XXI, Inc. (Maryland)
(A) 4 Single Property LLCs
9.6% LP
0.17% LP
33.59%
Hartman Family Protection Trust (Nevada)
All other Limited Partners
5.84%
Hartman SPE, LLC (Delaware)- Holds title to 39 properties listed on Exhibit A

Notes:
Three Forest- XXI to transfer LLC interest to XX
Westway One-PA to exchange LLC interests for XX OP units
Prestonwood- PA to exchange LLC interest for XIX units

(A) LLC's include:
Hartman Richardson Heights Properties LLC
Hartman Cooper Street Plaza LLC
Hartman Mitchelldale LLC
Hartman Bent Tree LLC

Schedule H [Form of Tenant Notice [BORROWER’S LETTERHEAD] ___________, 20__ Re: Lease dated [________], 20[__] between [________], as Landlord, and [_____], as Tenant, concerning premises known as [________] (the “Building”). Dear Tenant: [As of _______, 201_, ___________, the owner of the Building, has transferred the Building to _____________ (the “New Landlord”).] The undersigned hereby directs and authorizes you to make all rental payments and other amounts payable by you pursuant to your lease as follows: If the payment is made by wire transfer, you shall transfer the applicable funds to the following account: Bank: Account Name Account No.: ABA No.: Contact: If the payment is made by check, you shall deliver your payment to the following address: [LOCKBOX ADDRESS]. [In addition, please amend the insurance policies that you are required to maintain under your lease to include the new owner as an additional insured thereon.] The instructions set forth herein are irrevocable and are not subject to modification by us in any manner. Only [name of then-current Lender], or its successors and assigns, may by written notice to you rescind or modify the instructions contained herein. Thank you in advance for your cooperation and if you have any questions, please call _________ at (___) ___-_________.] Very truly yours, <<[AM_ACTIVENEWYORK:853407.8 400655008_12]>

Schedule I Allocated Loan Amounts Property Name ALA Westheimer Central $9,249,464 Three Forest Plaza $24,348,590 North Central Plaza $9,899,426 Commerce Plaza Hillcrest $7,149,586 Parkway Plaza I & II $5,199,699 Mission Centre $5,299,693 Skymark Tower $6,449,627 Hartman Gulf Plaza $5,699,669 Ashford Crossing II $5,149,702 The Preserve $11,149,354 3100 Timmons $7,649,557 Garden Oaks Acquisitions $10,379,399 400 North Belt $6,499,623 Chelsea Square $3,554,794 Walzem Plaza $8,199,525 Northeast Square Shopping Center $2,454,858 Tower Pavilions $3,334,806 11811 North Freeway $2,744,841 Northbelt Atrium I $2,374,862 Regency Square $1,314,924 Central Park Business Center $2,284,868 Spring Valley Business Center $2,809,838 Promenade North Shopping Center $9,999,421 Cornerstone $1,824,895 Northchase Center $4,534,737 616 FM 1960 West $5,854,661 Sawyer $8,649,499 Harwin-XIX $2,639,847 Prestonwood Park $11,499,334 Fondren Road Plaza $4,989,711 One Technology Center $13,899,195 One Mason Plaza $6,429,628 Gateway Tower $14,549,157 Energy Plaza I & II $8,399,514 Timbercreek Atrium $1,484,914 Copperfield $1,889,891 [AM_ACTIVE 400655008_12]

Corporate Park Place $4,824,721 Westway One $11,399,340 Quitman Warehouse $2,934,830 Total $259,000,000.00 2 NEWYORK:853407.8[AM_ACTIVE 400655008_12]

Schedule J

Rentable Square Feet

Property Name	Square Footage
11811 North Freeway	156,362
3100 Timmons	111,265
400 N. Belt	230,872
601 Sawyer	88,258
616 FM 1960 West	142,194
Ashford Crossing II	158,451
Central Park Business Center	73,099
Chelsea Square	70,275
Commerce Plaza Hillcrest	203,688
Copperfield	42,621
Cornerstone Towers	71,008
Corporate Park Place	113,429
Energy Plaza I & II	180,119
Fondren Road Plaza	93,196
Garden Oaks Acquisitions	99,778
Gateway Tower	266,412
Hartman Gulf Plaza	120,651
Harwin-XIX	38,813
Mission Centre	112,971
North Central Plaza	198,374
Northbelt Atrium I	118,461
Northchase Center	128,981
Northeast Square Shopping Center	40,525
One Mason Plaza	75,183
One Technology Center	196,348
Parkway Plaza I & II	136,506
Prestonwood Park	105,783
Promenade North Shopping Center	176,585
Quitman Warehouse	736,957
Regency Square	64,063
Skymark Tower	115,700
Spring Valley Business Center	94,304
The Preserve	218,689
Three Forest Plaza	366,549

[AM_ACTIVE 400655008_12]

Timbercreek Atrium 51,035 Tower Pavilion 87,589 Walzem Plaza 182,713 Westheimer Central 182,506 Westway One 165,982 Total 5,816,295 2 NEWYORK:853407.8[AM_ACTIVE 400655008_12]

Schedule K Delayed Advance Properties Property Delayed Delayed Advance Release Conditions Advance Reserve Amount 740 - 980 N Coit Rd., Richardson, TX $10,273,155.15 (i) Borrower shall have obtained a release of (Promenade) any mortgage imposing a lien on the Delayed Advance Property and delivered to Lender reasonably satisfactory evidence thereof; (ii) Borrower shall have delivered to Lender (i) an executed mortgage encumbering the Delayed Advance Property substantially in the form of the Mortgages delivered to Lender as of the Closing Date, with no material changes thereto, to be recorded in the public property records of the jurisdiction in which the Delayed Advance Property is located, (ii) an opinion of Borrower’s Texas counsel as to the enforceability of such mortgage (or an updated version of the opinion of Borrower’s Texas counsel that was delivered to Lender on the Closing Date with respect to the Mortgages) and (iii) a Title Insurance Policy reasonably acceptable to Lender covering the Delayed Advance Property and evidence reasonably satisfactory to the Lender that the premium with respect thereto has been paid. [AM_ACTIVE 400655008_12]